UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8894

JNL Series Trust

(Exact Name of Registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

Steven J. Fredricks, Esq.
Jackson National Asset Management, LLC
1 Corporate Way
Lansing, Michigan 48951

(Name and address of agent for service)

Registrant's telephone number, including area code: (517) 381-5500

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

JNL/AIM Large Cap Growth Fund

AIM Capital Management Inc.

Geoff Keeling & Rob Shoss

Objective:

The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

Money Manager Commentary:

Domestic equities posted solid returns during the twelve-month reporting period, leaving several major market indices near multi-year highs. Strong economic growth, favorable corporate earnings results and continued benign inflation supported equities despite high-energy prices, a slowing housing market and the U.S. Federal Reserve Board's tightening campaign. Although mixed signals from the Fed created some market volatility in May and June, the market began to rally when the Fed left interest rates unchanged at several meetings beginning in August. In addition, the price of crude oil and other commodities stabilized, fostering optimism that a hard landing for the U.S. economy could be avoided. While small capitalization stocks continued to lead the market higher, large- and mid-cap stocks also had double-digit returns. Additionally, value stocks outperformed growth stocks. Positive performance was broad among S&P 500 Index sectors with the best returns found in Telecommunication Services, Energy, Utilities and Financials.

The Fund posted a modest absolute return in a year that strongly favored the value style of investing over the growth style. Outperformance versus the Russell 1000 Growth Index in the Industrials, Financials, Telecommunication Services and Materials sectors was offset by underperformance in the Health Care and Consumer Discretionary sectors.

The Industrials sector benefited from a broad-based rally during the first quarter of 2006, and the Fund outperformed the benchmark Russell 1000 Growth in this sector due to strong stock selection. Specific areas of strength for the Fund included the aerospace and defense and electrical equipment industries. In the Financials sector, investment banking and brokerage stocks generally continued to perform well during the reporting period, and the Fund benefited from both strong stock selection and an overweight position. Favorable capital markets and solid merger and acquisition activity continued to drive these stocks during the reporting period. In the Telecommunication Services sector, the Fund benefited from strong stock selection and an overweight position in the wireless telecom area. The Telecommunications Services sector was the second highest performing sector in the Russell 1000 Growth Index during the year. Outperformance in the Materials sector was driven largely by stock selection and an overweight position in metals and mining stocks, which performed well throughout the year due to high commodity prices.

The Fund underperformed versus the Russell 1000 Growth Index by the widest margin in the Health Care sector. The Fund's underperformance in this sector was driven primarily by several health care providers and services holdings, which had weak performance during the year. The Fund also underperformed in the Consumer Discretionary sector, where an underweight position hurt relative performance. Several areas of weakness included specialty retail, media and hotels/restaurants/leisure.

Our investment process led us to reduce exposure to the Health Care, Energy and Information Technology sectors due to less upside to earnings estimates. Proceeds from these sales were primarily invested in a number of attractive opportunities in the Consumer Discretionary, Consumer Staples, Industrials, Telecommunication Services and Materials sectors. All changes to the Fund were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

JNL/AIM Large Cap Growth Fund (Class A)

S&P 500 Index = $14,418

JNL/AIM Large Cap Growth Fund = $13,524

Russell 1000 Growth Index = $11,901

Average Annual
Total Returns

1 year	7.86%

5 year	4.27%

Since inception	6.00%

(Inception date October 29, 2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Real Estate Fund

AIM Capital Management Inc.

Team Management

Objective:

The investment objective of the JNL/AIM Real Estate Fund is high total return.

Money Manager Commentary:

2006 started off on a positive note as the markets were encouraged by strong economic data, with small caps leading the way. However, uncertainty is not the market's friend and there was plenty of it to be found as the year progressed. Ben Bernanke was appointed as the new chairman of the Federal Reserve, tensions in the Middle East escalated with the Israel - Lebanon conflict, residential housing markets showed signs of cooling and rising energy prices heightened inflation concerns. These factors led to a slight sell-off in the markets mid way through the year as investors became fearful of an economic downturn. This impacted small caps more than large caps, as they are generally more sensitive to periods of economic weakness. However, the markets staged a rally as the Federal Reserve held interest rates steady after 17 consecutive increases and a series of solid economic reports which indicated the economy's strength is slowing yet intact and inflation is within manageable levels.

Overall the S&P 500 Index finished the year with a return of 15.79% marking this as one of the larger spans on record for which the market has not experienced a significant correction. Foreign stocks also continued their trend of the past few years by outperforming U.S. domestic stocks by 10.55% (as measured by MSCI EAFE vs. S&P 500) Telecommunications, REITs and Energy were the best performing sectors of the markets while Information Technology and Health Care produced positive returns but lagged the overall market.

For the period ended December 31, 2006, the JNL/AIM Real Estate Fund posted a return of 36.38% compared to 35.05% for the FTSE NAREIT Index. Management increased the Fund's weights in the Health Care and shopping center positions while reducing their weights in the office and regional mall positions. Positive returns resulted from solid contributions from our positions in the office, apartments and regional mall sectors. Our position in SL Green Realty Corp. (4.29% of total net assets), an owner and operator of a premier portfolio of commercial office buildings in Midtown Manhattan was the largest contributor. SL Green Realty Corp. shares increased after the REIT announced plans to sell properties in New York City. Additionally, Boston Properties (3.94% of total net assets), an owner, developer and manager of office properties mainly in the 5 core markets of Boston, New York, Washington, San Francisco and Princeton, and Vornado (4.35% of total net assets), one of the largest owners and managers of real estate in the United States, were also positive contributors to the Fund during the reporting period.

Conversely, a few holdings detracted from our performance. U-Store It Trust, a REIT that engages in the development and operation of self-storage facilities in the United States, detracted the most from performance on news of a surprise fourth-quarter 2005 loss. Additionally, GMH Communities Trust, which provides housing to college and university students residing off-campus and to members of the United States military and their families, was the next largest detractor from performance. Shares of the stock declined drastically in the first quarter of 2006 as the company cut its 2005 guidance and revealed the results from an internal audit showing evidence of several material weaknesses in the company's internal control over financial reporting. We sold both positions.

We remain committed to owning quality REITs that we believe could benefit from relatively better sector trends. We continue to control risk by holding a portfolio diversified by property type and geographic location. Real estate, while not immune to macroeconomic issues or interest rate movement, tends to operate on a somewhat longer-term cycle. We remain positive for the Fund's earnings growth and ability to offer diversification. Despite media concerns that gains in real estate have resulted in inflated valuations, we believe that in the current rate environment, share price premiums to underlying properties' net asset values are fair.

JNL/AIM Real Estate Fund (Class A)

FTSE NAREIT Index = $16,099

JNL/AIM Real Estate Fund = $15,956

Morgan Stanley REIT Index = $15,578

Average Annual
Total Returns

1 year	36.38%

Since inception	32.32%

(Inception date May 2, 2005).

*Effective December 31, 2006, the Fund replaced the MSCI REIT Index (the “Prior Index”) with the FTSE NAREIT Index (the “New Index”) as its benchmark. In June 2005, responsibility for maintaining the Prior Index was transitioned from Morgan Stanley to MSCI. Since the transition, information made publicly available by MSCI has been limited and generally includes the daily price change of the Prior Index. NAREIT recently hired FTSE to manage the New Index. Daily pricing and constituent securities information for the New Index are publicly available and allow managers for the Fund to conduct a detailed analysis of the New Index’s total return and attribution.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AIM Small Cap Growth Fund

AIM Capital Management Inc.

Juliet Ellis & Juan Hartsfield

Objective:

The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

Money Manager Commentary:

Domestic equities posted solid returns during the twelve-month reporting period, leaving several major market indices near multi-year highs. Strong economic growth, favorable corporate earnings results and continued benign inflation supported equities despite high-energy prices, a slowing housing market and the U.S. Federal Reserve Board's (the “Fed”) tightening campaign.

Although mixed signals from the Fed created some market volatility in May and June, the market began to rally when the Fed left interest rates unchanged at several meetings beginning in August. In addition, the price of crude oil and other commodities stabilized, fostering optimism that a hard landing for the U.S. economy could be avoided. While small capitalization stocks continued to lead the market higher, large- and mid-cap stocks also had double-digit returns. Additionally, value stocks outperformed growth stocks. Positive performance was broad among Russell 2000 Growth Index sectors with the best returns found in Utilities, Consumer Staples and Materials.

The Fund posted a positive return and outperformed the Russell 2000 Growth Index during the reporting period. The Fund benefited from positive absolute performance in all 10 economic sectors, with the highest positive impact on performance coming from holdings in the Industrials, Consumer Discretionary and Information Technology sectors. The Fund outperformed the Russell 2000 Growth Index by the widest margin in the Consumer Discretionary, Industrials, Energy and Telecommunication Services sectors.

Solid stock selection in the Consumer Discretionary sector was the primary driver of outperformance versus the Russell 2000 Growth Index. Within this sector, outperformance was driven primarily by stock selection in three industries-household durables, specialty retail and hotels/restaurants/leisure. The Fund also benefited from strong stock selection in the Industrials sector. One specific area of strength included the electrical equipment industry, where two electrical distributor holdings made key contributions. Both companies benefited from acceleration in non-residential construction activity as well as updates to utility grid equipment. The Energy sector experienced wide swings during the year, but finished in positive territory. Solid stock selection drove outperformance in this sector, as several of the Fund's holdings made key contributions to performance. In fact, two holdings were among the top contributors to overall performance during the year. The Telecommunication Services sector benefited from a recovery driven largely by accelerating demand for wireless services. The Fund also benefited from strong stock selection in this sector.

The Fund underperformed relative to the Russell 2000 Growth Index in the Information Technology and Financials sectors. In the Information Technology sector, stock selection in electronic equipment/instruments, IT services and software detracted from Fund performance. In the Financials sector, underperformance was driven primarily by an underweight position and stock selection in real estate investment trust holdings, an industry that performed very well during the year.

During the year, the most significant positioning changes included additions in the Health Care and Information Technology sectors. These purchases were funded by reducing exposure to the industrials and materials sectors. All changes to the Fund were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

JNL/AIM Small Cap Growth Fund (Class A)

Russell 2000 Growth Index = $15,735

JNL/AIM Small Cap Growth Fund = $15,480

Average Annual
Total Returns

1 year	14.49%

5 year	5.93%

Since inception	8.81%

(Inception date October 29, 2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Alger Growth Fund

Fred Alger Management, Inc.

Dan C. Chung

Objective:

The investment objective of the JNL/Alger Growth Fund is long-term capital appreciation.

Money Manager Commentary:

The Russell 1000 went from 692 on December 14, 2005 to 772 on December 18, 2006, a gain of nearly 12%, while the multiple expanded hardly at all on earnings of approximately $45.52 per share. We note growth stocks have had an unusual year, one that indicates healthy skepticism in the market, not overexuberance. In particular, within the growth stock universe, the slowest growing companies significantly outperformed the fastest growing companies and drove the return of the S&P 500 higher this year. This gap in stock performance versus the fundamental performance of the companies themselves supports our view that the markets can do very well in 2007 and beyond. With earnings for the Russell 1000 estimated at about $50 for 2007 (which we believe is more likely to be on the low end rather than on the high), we feel confident in our call for the Russell 1000 at 1000 by the end of 2007.

During the twelve months ended December 31, 2006, the JNL/Alger Growth Fund returned 4.96% versus a 15.79% total return for the S&P 500 Index and a 5.93% return for the Russell 1000 Growth Index. The Lipper Large-Cap Growth Fund Index returned 4.72% over the same time period. Over the calendar year, the Fund's performance relative to the S&P 500 Index was held back by underperformance in the Consumer Discretionary, Energy and Health Care sectors. Relative performance was also hurt by an underweighting in the strong Financials sector, which comprised over 20% of the S&P 500 Index. Meanwhile, the Fund benefited from solid security selection in the Consumer Staples, Information Technology and Materials sectors. At the stock level, positions in XM Satellite Radio Holdings Inc., eBay Inc. and Yahoo! Inc. detracted most from the year's performance. Conversely, positions in

Freescale Semiconductor, Nintendo Co. Ltd. and Vedanta Resources contributed most positively to portfolio performance during the twelve-month period.

Going forward, we believe the U.S. equity markets have room to grow. We have said that for the past four years and have been correct. This is not bullishness for the sake of bullishness, nor is it optimism about the U.S. economy per se (there are enough issues and imbalances to keep any such optimism in check). It is a simple stance based on an unvarnished read of what the companies we follow are doing. This is a golden period for capital and for companies engaged in global business. The political backlash against that, and the inequalities (real and perceived) that come with it, are certainly concerns for the markets in the year ahead, but we doubt that politics will derail these trends anytime soon.

We are confident that barring external shocks, the markets and the economy are more dynamic than not and offer more opportunities than risks. We are also confident that the year ahead will be as noisy and confusing as the year past. We live in a time when old patterns and simple theories are of less and less use. So for the next 365 days, we will stick to the specifics that we see company by company. In an uncertain world filled with unknowns, they have proven to be better guides than most.

JNL/Alger Growth Fund (Class A)

S&P 500 Index = $22,444

JNL/Alger Growth Fund = $20,971

Average Annual
Total Returns

1 year	4.96%

5 year	2.27%

10 year	7.68%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eagle Core Equity Fund

Eagle Asset Management, Inc.

Richard Skeppstrom

Objective:

The investment objective of the JNL/Eagle Core Equity Fund is long-term capital appreciation and, secondarily, current income.

Money Manager Commentary:

For the first three quarters of 2006, the Fund consisted of three separately managed constituent portfolios (managed by three different investment teams at subadvisor Eagle Asset Management, Inc.): (i) the Growth Equity portfolio (40%); (ii) the Value Equity portfolio (40%); and (iii) Equity Income portfolio (20%). Eagle and Ashi Parikh, who led the team that managed the Growth Equity portion of the Fund, agreed to amend Mr. Parikh's employment arrangements to allow him to pursue other opportunities. Mr. Parikh subsequently left Eagle, effective October 2, 2006. Since October 2, 2006, the JNL/Eagle Core Equity Fund has been managed singularly by Eagle's Conservative Large Cap Equity team, which has four co-portfolio managers and is led by Managing Director Richard Skeppstrom.

A robust first quarter set the tone for what proved to be a surprisingly good year for the stock market. Investor expectations were not particularly high at the outset, which perversely might have been a contributing factor once stocks subsequently took off. A mild inflation scare during the spring and early summer caused a brief sell-off. Subsequently, stocks marched broadly higher through the end of the year once it became clear that Federal Reserve policy was closer to easing than tightening.

For the year ended December 31, 2006, the Fund was up 12.35% for 2006 while the benchmark S&P 500 Index was up 15.79%.

The first three quarters of 2006 proved to be a difficult time for Eagle's Institutional (Large Cap) Growth team, which managed the Growth Equity portion of the Fund. Virtually all of the underperformance during this time frame came from poor security selection in the Consumer Discretionary and Information Technology sectors. Holdings that underperformed included XM Satellite, Home Depot, Qualcomm, Comverse Technology, Google, eBay, Atheros Communications and Marvell Technology Group. Some stocks in the portfolio did quite well (e.g., Goldman Sachs, Coach, Celgene, NPS Pharmaceuticals, Hewlett-Packard, Broadcom, NVIDIA and American Tower), but their weightings were not significant enough to eclipse the stock-option-granting issues that plagued most of the underperforming securities.

The Value Equity portion of the Fund benefited from strong stock selection in the Health Care sector (e.g., Guidant, Pfizer, Zimmer Holdings and Baxter International); stock selection in the Technology sector (e.g., Oracle and Cisco Systems); stock selection in Consumer Discretionary (e.g., McDonald's and Newell Rubbermaid); and stock selection in Industrials (e.g., Waste Management and General Electric). On the other hand, relative performance was penalized by the Sprint Nextel holding and a lack of positioning in the strong-performing Energy sector. We are normally underweighted in Utilities, Materials and Energy, due to what we view as their lack of secular growth appeal along with inherent cyclicality and unpredictability in the case of Materials and Energy.

The past year was a particularly good one for the Equity Income portion of the Fund. The market rewarded quality, cash flow, reasonable valuations and dividends: all the things we emphasize when we select companies in which to invest. As a result, the Equity Income portion of the Fund significantly outperformed the S&P 500 Index for the year. We are extremely pleased, and feel somewhat lucky, that none of our holdings finished the year with negative returns. We did have holdings, however, that failed to keep up with market returns. Relatively sluggish holdings included Halliburton, R.R. Donnelley, PepsiCo and Wal-Mart.

Third-quarter real GDP growth slowed to a revised 2% rate and we believe the economy should remain within a moderate growth range in the months ahead. Economic data show continued deterioration in the housing market, thereby limiting potential consumer-spending growth from mortgage-equity withdrawals as well as construction-related employment. We expect profit growth to slow significantly as margins contract from peak levels, but should still provide support for stock-market gains when consensus expectations adjust to the changing mid-cycle economic environment. We expect to see much slower earnings growth ahead and strongly believe the market will reward attractively priced quality and stability.

JNL/Eagle Core Equity Fund (Class A)

S&P 500 Index = $22,446

JNL/Eagle Core Equity Fund = $22,420

Average Annual
Total Returns

1 year	12.35%

5 year	4.09%

10 year	7.72%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eagle SmallCap Equity Fund

Eagle Asset Management, Inc.

Bert L. Boksen

Objective:

The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

Money Manager Commentary:

The broad rally of the fourth quarter capped off a solid year for equity markets. In both the fourth quarter and 2006 as a whole, value outperformed growth and the smaller end of the market-capitalization range tended to outperform the larger end. Takeover activity in the small-cap space helped our strong relative performance for the year. We were very pleased to have had several takeouts and we believe this trend will continue, as both corporate coffers and private equity are flushed with cash.

We are pleased to report that the JNL/Eagle SmallCap Equity Fund finished the year significantly ahead of the Russell 2000 Growth Index, up 20.03% vs. the benchmark's 13.37% return.

During the year, our top-contributing sectors on both an absolute and relative basis were Information Technology, Industrials, Materials and Financials. Our best performers in Information Technology included software stocks FactSet Research Systems and The9 Ltd. as well as electronic equipment and instruments stocks OYO Geospace and Dolby Labs. Leading the pack in the Industrials sector were Corrections Corp. of America and General Cable. Our top pick in Materials was Aleris International, one of the takeouts mentioned earlier. In the Financials sector, our biggest winners were Cash America and Philadelphia Consolidated. Our top five contributors were Aleris International, Cash America, Delta & Pine, General Cable and OYO Geospace.

Lagging the benchmark for the year were Consumer Discretionary and Health Care. Detractors in the Consumer Discretionary sector included restaurant stock Red Robin Gourmet Burgers and specialty retailer Guitar Center. We failed to keep up in Health Care due to disappointing returns from health care providers and services stocks Allion, Centene and Horizon Health. Our five biggest detractors were Red Robin Gourmet Burgers, Patterson-UTI Energy, Allion Healthcare, Unit and deCODE genetics.

Mortgage-equity withdrawals have declined significantly in recent quarters and we believe that will have a lagged dampening effect on consumer spending as we enter 2007. We expect a slowing economy could drive the Federal Reserve to cut interest rates. Such a slowdown implies rising credit costs for lenders, and as a result we have an underweight position in bank stocks.

We believe a multi-year cycle for agricultural commodities has just begun within the materials industry. Favorable legislation has helped the ethanol industry expand rapidly and it is consuming an increasing amount of the nation's corn supplies. We believe higher corn prices may encourage increased plantings, and demand for fertilizers (e.g., nitrogen and potash) will likely show considerable growth in the coming years. Recent purchases Terra Industries and UAP Holding is positioned to benefit from the secular trend toward biofuels.

Economic growth has slowed, largely due to slowing housing and auto markets. A relatively benign interest-rate environment and the expectation that the Fed may ease by the spring have offset the slowdown in housing and autos in our view. Money continues to flow into private equity in this low-interest-rate environment, providing additional catalysts for equity markets. We believe the recent strong stock market performance could continue into 2007, given the low returns offered by money markets, fixed income and real estate.

JNL/Eagle Small Cap Equity Fund (Class A)

JNL/Eagle Small Cap Equity Fund = $23,441

Russell 2000 Growth Index = $20,610

Average Annual
Total Returns

1 year	20.03%

5 year	9.57%

10 year	8.88%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/FMR Balanced Fund

Fidelity Management & Research Company

Brett Kozlowski

Objective:

The investment objective of the JNL/FMR Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

Money Manager Commentary:

For the 12 months ended December 31, 2006, U.S. equities posted double-digit gains. Through its last tightening at mid year, the Federal Reserve Board had increased interest rates 17 times since mid-2004. The economy demonstrated resiliency, and the profit cycle remained positive. Following sharp gains earlier in the period, energy prices moderated in the second half of the year. Meanwhile, the yield curve remained flat with two-year maturity Treasury bonds yielding slightly more than 10-year maturity bonds at period end. High-yield bonds outpaced investment grade issues. Value stocks outpaced growth stocks across all market capitalizations.

In this environment, the JNL/FMR Balanced Fund trailed the broad market and its composite index. In equities, information technology stocks, including several semiconductor and technology hardware companies that agreed to buyout offers, added the most to the Fund's relative return. Freescale Semiconductor was the top contributor to relative returns for this time period. The Fund's materials stocks also contributed to returns as they were helped by increasing metals prices and industry consolidation activity. Good stock selection in consumer staples also was a plus. The Fund's Treasury bond holdings had a positive total return.

Conversely, below-average returns in energy, including oilfield equipment stocks negatively impacted by lower natural gas prices, dampened relative return. A large underweight in Exxon Mobil, which the Fund has avoided due to its relatively high valuation, was the top detractor to relative performance over this time period. The Fund's financial holdings trailed their index counterparts amid negative earnings estimate revisions at certain insurance and diversified financial companies. Below average returns in consumer discretionary, including several weak performing homebuilding stocks, and overexposure to lagging health care stocks also held back the Fund's relative return.

JNL/FMR Balanced Fund (Class A)

Lehman Brothers Government/Corporate Bond Index = $14,754

Fidelity Balanced Hybrid Composite Index = $14,728

JNL/FMR Balanced Fund = $13,273

S&P 500 Index = $10,783

Average Annual
Total Returns

1 year	10.79%

5 year	7.23%

Since inception	4.33%

(Inception date May 1, 2000).

Prior to May 1, 2004, the Fund
was managed by Janus Capital
Management, LLC.

*The Fidelity Balanced Hybrid Treasury Composite consists of: Russell 3000 Value – 30%; Russell 3000 – 30%; Lehman Brothers Treasury – 40%.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/FMR Mid-Cap Equity Fund

(Formerly JNL/FMR Capital Growth Fund)

Fidelity Management & Research Company

Peter Saperstone

Objective:

The investment objective of the JNL/FMR Mid-Cap Equity Fund is to seek long-term growth of capital.

Money Manager Commentary:

During the year ended December 31, 2006, U.S. equities as measured by the S&P 500 Index yielded a double-digit positive return driven by continued economic growth and heavy merger and acquisition activity. The Fed continued to raise interest rates during the first half of the year as inflationary pressures mounted. However, retreating energy prices provided some relief. The Fed held rates constant during the second half of the year, despite maintaining a hawkish eye on inflation. Fed rate hikes appeared to have gained traction in slowing the economy, while overall growth remained positive. In the latter part of the year, many investors were encouraged by the prospect that the Fed had thus far engineered a "soft-landing" in which the economy continued to grow while inflation remained in check. Within the broader market, telecommunications was the strongest sector amid a rebound in industry fundamentals and continued consolidation in the sector. On the negative side, health care stocks lagged.

In this environment, JNL/FMR Mid-Cap Equity Fund outperformed the S&P® MidCap 400 Index. Stock choices within the consumer discretionary and materials sectors were the largest contributors to relative results. In consumer discretionary, the Fund benefited from exposure to gaming companies, specialty retailers and media companies. Within the materials sector, the Fund got a boost from its position in Potash Corp. of Saskatchewan, which posted strong results amid an environment of higher grain prices. Top-10 holding AT&T was the Fund's largest individual contributor. During the year, investors gained more conviction that AT&T's recent mergers would be successful and bring sharper focus onto core businesses.

On the negative side, positions in the technology sector and an underweight in utilities detracted from relative performance. In technology, the Fund experienced poor stock selection in the software industry, with Openwave Systems being the largest detractor as concerns about its financial condition held it back. The Fund was also hurt by a position in Neurocrine Biosciences, a biotechnology company that develops drugs for the treatment of neurological and endocrine-related diseases. The company's stock declined sharply during the year when the Food and Drug Administration issued a non-approval letter for a much-anticipated insomnia drug.

JNL/FMR Mid-Cap Equity Fund (Class A)

S&P MidCap 400 Index = $37,549

JNL/FMR Mid-Cap Equity Fund = $18,334

Average Annual
Total Returns

1 year	12.06%

5 year	6.15%

10 year	6.24%

Prior to May 1, 2004, the Fund
was managed by Janus Capital
Management, LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Frankin Templeton Income Fund

Franklin Advisers Inc.

Team Management

Objective:

The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

Money Manager Commentary:

For the period since inception on May 1, 2006 through December 31, 2006, The Fund returned 9.78%, while its equity benchmark, the S&P 500 Index, returned 9.65%, and its fixed income benchmark, the Lehman Brothers Aggregate Bond Index, returned 5.20%.

Within the equity portion of the portfolio, Utilities, representing the largest sector weighting, delivered positive total returns as investors focused on the industry's solid fundamental conditions including rising demand for power and renewed efforts to increase capacity and improve infrastructure. Investments that contributed returns included FPL Group, Southern Co. and Public Service Enterprise Group.

safety issues, patent challenges and generic competition gradually shifted to a more balanced view due to strong credit ratings and dividends, operational improvement initiatives targeted by new management, and long-term growth potential from new drug development.

Energy minerals stocks also positively impacted Fund performance as crude oil prices remained historically high throughout the period. Major integrated oil companies Chevron and ConocoPhillips contributed to the Fund's return.

Despite the Fund's positive return, some stocks negatively impacted performance during the reporting period. Detractors included Financial sector holdings Freddie Mac and North Fork Bancorp, which agreed during the period to merge with Capital One Financial. Higher interest rate fears and the possible negative impact on consumer credit quality from a slowing economy challenged these companies.

Within the fixed income portion of the portfolio, the decline in long-term interest rates during the period boosted returns. The 10-year U.S. Treasury yield fell from 5.07% on May 1, 2006, to 4.71% on December 31, 2006. Although non-investment-grade credit yield spreads over Treasuries remained relatively stable during the period under review, the Fund benefited from several holdings, such as General Motors Acceptance Corp. (GMAC) and United Rentals, whose credit ratings improved.

As we utilized our credit research capabilities, our emphasis on security selection rather than broad exposure to non-investment-grade corporate bonds contributed to performance. Fixed income holdings from El Paso Energy delivered positive total returns as the company focused on restructuring initiatives, including selling non-core businesses, which enabled the company to reduce total outstanding debt. Similarly, Charter Communications (CCH I Holdings) benefited from efforts to broaden the services it provides to core cable customers, including digital and high-definition video, high-speed Internet and telephone service.

Automotive and auto finance bonds also benefited performance as General Motors (GM) and Ford Motor took steps to improve competitiveness and lower costs through reduced capacity and fewer workers. GM sold a majority stake in GMAC to a third party, which helped improve its credit outlook and contributed to a recent credit rating upgrade by S&P.

JNL/Frankin Templeton Income Fund (Class A)

JNL/Franklin Templeton Income Fund = $10,978

S&P 500 Index = $10,965

Lehman Brothers Aggregate Bond Index = $10,520

Total Return

Since inception	9.78%

(Inception date May 1, 2006).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Frankin Templeton Small Cap Value Fund

Franklin Advisory Services, LLC

Team Management

Objective:

The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

Money Manager Commentary:

For the 12 months ended December 31, 2006, the Fund delivered a 17.71% total return. This compares with the benchmark Russell 2500 Value Index, which returned 20.20%. Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

During the 12 months under review, the Fund's performance benefited from a variety of sectors. The Consumer Staples sector was a top contributor to absolute Fund performance, mainly due to holdings of nutritional supplements manufacturer NBTY (+156%) and Brown Shoe (+70%). Non-energy minerals also significantly contributed to Fund performance thanks to steel holdings Steel Dynamics (+86%) and Reliance Steel & Aluminum (+30%).

Despite the Fund's solid performance, several stocks declined during the reporting period. The Fund's consumer durables holdings were laggards, as homebuilders and furniture manufacturers reported weak results. Of note were La-Z-Boy (-10%), Bassett Furniture (-8%), Hooker Furniture (-7%), M.D.C. Holdings (-6%) and M/I Homes (-6%).

The Fund had seven takeovers among its portfolio holdings during the period - all at premiums. We view the merger and acquisition interest in the Fund's portfolio as a measure of confirmation of our value stock selection of those securities.

JNL/Frankin Templeton Small Cap Value Fund (Class A)

Russell 2500 Value Index = $13,627

JNL/Franklin Templeton Small Cap Value Fund = $12,983

Average Annual
Total Returns

1 year	17.71%

Since inception	16.94%

(Inception date May 2, 2005).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Mid Cap Value Fund

Goldman Sachs Asset Management, L.P.

Team Management

Objective:

The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

Money Manager Commentary:

The U.S. equity markets finished another year with positive returns as strong gains in the fourth quarter capped off a very successful 2006. For the year ended December 31, 2006, the S&P 500 Index returned 15.79%. The equity markets largely overcame early concerns over rising interest rates and inflation, as well as signs of a cooling housing market and ongoing geopolitical concerns. Another theme throughout the year was the high level of merger and acquisition activity in both the private and public sectors. With abundant liquidity in the market, private equity deals reached new heights as buyers increasingly bid for small and even mid-cap sized companies. On the economic front, the Federal Reserve Board held interest rates steady in the second half of the year.

Many of the Fund's best performing stocks in 2006 were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private-equity investment into mid-cap companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

For the period from January 1, 2006 through December 31, 2006, the Fund posted a net return of 15.73%, versus a return of 20.71% for the Russell MidCap Value Index over the same period.

While the Fund generated solid absolute returns during the reporting period, it was unable to beat the strong returns of the benchmark. 2006 proved to be another outstanding year for mid- cap stocks as nearly every sector in the Russell Midcap Value Index produced positive returns. In the portfolio, holdings in the Energy sector weighed heavily on relative performance. Select stocks in Consumer Cyclicals also declined, while our top performing stocks included Financials and Services names.

In 2006, several headwinds, including record warm weather patterns, pressured the Fund's holdings in the Energy sector. Longer term, we believe the supply/demand trends should sustain higher pricing in the sector. The Fund's overall exposure to Energy has decreased over the past year, partly due to the acquisition of Western Gas Resources by Anadarko Petroleum. We also selectively reduced holdings in the sector. We think that some of the current merger activity suggests that corporate buyers share our positive view on well-positioned companies in this area. We remain focused on select companies with low cost structures, large reserves and shareholder-focused management teams. Despite recent weakness, we continue to hold EOG Resources, Inc. (2.23% of total net assets), Range Resources Corp. (2.77% of total net assets) and Williams Companies (2.33% of total net assets).

Other stocks that endured a challenging year include Lennar Corp. (1.36%) and Mohawk (0% at December 31, 2006). While we have sold our holdings in Mohawk, we believe that an excessively negative outlook is already reflected in Lennar's share price. We believe this well-managed, financially strong company is better positioned today than it was in past housing downturns due to more diversified geographic markets, economies of scale, and better management practices.

Several key holdings, such as Harrah's Entertainment, Inc. (0.94%) and Norfolk Southern Corp. (1.48%), recovered from weakness in the fourth quarter, however were still among the Fund's relative detractors during the year as a whole. Harrah's received much attention due to the series of private equity bids placed on the company. We reduced the Fund's exposure to the stock to lock in profits. The portfolio also benefited from favorable acquisition activity as Equity Office Properties was sold to a private equity group. Elsewhere, large holdings Entergy Corporation (2.99%) and JC Penney, Inc. (2.49%) contributed to positive results as well.

We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital.

JNL/Goldman Sachs Mid Cap Value Fund (Class A)

Russell Midcap Value Index = $13,781

JNL/Goldman Sachs Mid Cap Value Fund = $13,181

Average Annual
Total Returns

1 year	15.73%

Since inception	18.00%

(Inception date May 2, 2005).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Short Duration Bond Fund

Goldman Sachs Asset Management, L.P.

Team Management

Objective:

The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

Money Manager Commentary:

A number of continuing themes characterized the fixed income market during the reporting period. While the prevailing theme over the course of 2006 was an overall gradual moderation in economic growth, particularly within housing, economic data continued to be mixed. Despite weakness in the housing sector and declining energy prices, strength in employment data and robust corporate earnings led to uncertainty in the bond market. Continued resilience in certain areas of the economy pointed to the potential of a soft landing in 2007. The Federal Reserve Board (the "Fed") continued to raise interest rates in the first half of the year in four more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. However, the Fed paused in August, citing the need to balance the obvious weakening of the housing sector with the persistence of inflationary pressures. A cautious Fed cited continued inflationary concerns moving into 2007. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve. Overall, the 10-year Treasury yield rose 31 basis points over the period, closing at 4.70%. Investment grade spread sectors continued to post strong performance relative to Treasuries over the reporting period, with the corporate and mortgage sectors generating the best results.

We expect U.S. monetary policy to remain on hold for the first half of 2007 until inflation trends toward the lower end of the Federal Reserve Board's comfort zone of 1-2%. We believe a combination of a softer housing market and the lagged effects of monetary policy should keep U.S. growth below average for the next four quarters. As a result, we expect growth to average 2.3% in 2007, and a 25-basis point rate cut over the second half of the year. Our forecast for consumer inflation in 2007 is 2.3%, in-line with consensus.

For the period from its inception on May 1, 2006 through December 31, 2006, the JNL/Goldman Sachs Short Duration Bond Fund posted a net return of 3.10%, versus a return of 3.40% for the Merrill Lynch 1-3 year Treasury Index over the same period.

Since the Fund's inception, a combination of top-down and bottom-up strategies impacted returns. A defensive posture in the portfolio, as expressed by a short duration position relative to the index, detracted from performance as interest rates fell at the intermediate to longer portion of the yield curve. Within our sector strategies, our exposures were diversified across short duration fixed income securities, including corporates, mortgages, and government securities. Our cross-sector strategies, particularly our exposure to swap spreads, positively impacted performance as spread sectors outperformed over the period. Our bottom-up security selection strategies had a mixed impact on performance. Within mortgages, we favored bonds with less exposure to implied volatility and housing turnover such as seasoned 15-year mortgage-backed securities (MBS), super-senior AAA adjustable-rate mortgages (ARM) floaters, and super-senior AAA collateralized mortgage-backed securities (CMBS). Our selection of financial credits also helped enhance returns within the corporate sector. On the other hand, Treasury Inflation Protected Securities (TIPS) detracted from results as inflation data came in lower than expected. Select asset-backed securities also underperformed over the period. However, overall, our security specific strategies added to relative returns.

Our fixed income investment philosophy focuses on thoughtfully combining diversified sources of return by employing multiple investment strategies. We employ a globally integrated team to actively manage multiple sources of alpha including both long-term views and short-term tactical trading opportunities. With respect to our top-down strategies, we continue to maintain a modest short duration bias in the portfolio based on our expectation of higher interest rates. At current spread levels, we continue to believe most sectors appear over - or fully-valued, especially in the investment grade universe. Thus, we will seek to add value by focusing on security selection and subsector strategies.

JNL/Goldman Sachs Short Duration Bond Fund (Class A)

Merrill Lynch 1-3 Year Treasury Index = $10,362

JNL/Goldman Sachs Short Duration Bond Fund = $10,310

Total Return

Since inception	3.10%

(Inception date May 1, 2006).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan International Equity Fund

J.P. Morgan Investment Management Inc.

James Fisher

Objective:

The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

Money Manager Commentary:

International markets ended the year with a flourish, rising over 10% (U.S. dollars) in the fourth quarter and nearly 26% for the year. Continental Europe led the pack in the fourth quarter, followed by the Pacific Rim, emerging markets and the U.K.; Japan lagged despite posting positive returns. From a sector perspective, the market was led by Telecommunication Services and Utilities, which benefited from merger activity in Continental Europe, driving valuations significantly above historic averages.

Interest rates rose around the globe for the year. In the U.S., interest rates increased 100 basis points (bps) for the period, but remained unchanged late in the period. In Europe, the European Central Bank (ECB) raised rates twice in the last quarter, totalling five upward moves for the year. Rates also advanced in China, the U.K., Australia and Japan. The ramifications of these moves on currencies were particularly evident on the U.S. dollar. The dollar index fell 9% for the year, while the yields on 10-year U.S. Treasury notes saw little change late in the period.

The Fund underperformed the MSCI EAFE Index for 2006. From a regional perspective, our exposure to emerging markets and the U.K. aided returns, while Continental Europe and the Pacific Rim detracted the most. Holdings in the Consumer Discretionary and Energy sectors proved beneficial to performance, while Financials and Utilities held back returns. Risk was rewarded in equity markets, thereby not favoring our investments in stocks with sustainable cash flows and strong balance sheets.

From a stock-specific standpoint, GlaxoSmithKline, the global pharmaceutical company, detracted from performance over the period following news of potential new product delays and concerns over a slowdown in its asthma treatment sales. We continue to find shares attractively valued at current levels and believe the strength of its new product pipeline is underestimated. Our overweight position in Esprit, the Hong Kong-based global clothing retailer, contributed positively to returns as shares rose after full-year profits increased to record highs. Esprit has an aggressive strategy to increase its market share in Europe, comprising about 85% of its global sales. We remain confident that the company is well positioned to benefit from a new management team focused on expanding its brands and geographic reach.

Despite a backdrop of rising U.S. interest rates and a slowing U.S. economy, global equity markets performed well in 2006. There is, however, much to be vigilant about, such as the threat of even higher interest rates globally. Although the raising of rates in Japan would be a positive sign - that the domestic economy is at last finding some traction - further rate hikes elsewhere would be a cause for concern. Slower economic expansion, especially in the U.S., where the focus is on the housing market slump, and its potential effects, could prompt cuts in interest rates. While frequently taken as initially positive by investors, this could portend more troubled times ahead.

In the meantime, markets remain underpinned by valuation. While earnings growth expectations for this year are lower than last year, markets are still attractively valued. However, companies that disappoint earnings expectations will likely be punished severely by the markets going forward. In an environment of anticipated scarcer growth, we expect our portfolio of higher-growth, more cheaply valued companies to outperform the broader market.

In terms of asset allocation, we continue to prefer European, Asian and Japanese markets to that of the U.S. We have continued to favor increasing exposure to recovery in the domestic Japanese economy. While this proved disappointing in 2006, we believe that all the conditions for a domestic recovery are in place and will be rewarded in the coming year.

JNL/JPMorgan International Equity Fund (Class A)

MSCI EAFE Index = $20,487

JNL/JPMorgan International Equity Fund = $17,156

Average Annual
Total Returns

1 year	22.67%

5 year	10.01%

10 year	5.54%

Prior to May 1, 2000, the Fund
was managed by T. Rowe-Price
Fleming International, Inc.

Prior to May 2, 2005, the Fund
was managed by Putnam
Investment Management, LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/JPMorgan International Value Fund

J.P. Morgan Investment Management Inc.

Gerd Woort-Menker & Jorden Huysinga

Objective:

The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

Money Manager Commentary:

International markets ended the year with a flourish, rising over 10% (U.S. dollars) in the fourth quarter and nearly 26% for the year. Continental Europe led the pack in the fourth quarter, followed by the Pacific Rim, emerging markets and the U.K.; Japan lagged despite posting positive returns. From a sector perspective, the market was led by Telecommunication Services and Utilities, which benefited from merger activity in Continental Europe, driving valuations significantly above historic averages.

Interest rates rose around the globe for the year. In the U.S., interest rates increased 100 basis points (bps) for the period, but remained unchanged late in the period. In Europe, the European Central Bank (ECB) raised rates twice in the last quarter, totalling five upward moves for the year. Rates also advanced in China, the U.K., Australia and

Japan. The ramifications of these moves on currencies were particularly evident on the U.S. dollar. The dollar index fell 9% for the year, while the yields on 10-year U.S. Treasuries saw little change late in the period.

During the period, the Fund outperformed its benchmark, 31.98% compared to the MSCI EAFE Value Index, which returned 31.20%. All regions contributed to performance, led by strong stock selection in Japan and the U.K. The Telecommunication Services and Industrials sectors significantly aided returns, while holdings in Financials and Information Technology (semiconductors) detracted from overall performance.

At the stock-specific level, LG Telecom, the Korean wireless service provider, was a major contributor to overall performance during the year. Korean wireless operators recorded stronger-than-expected subscriber growth, with LG Telecom picking up 37,000 new customers. The stock climbed in response to the company's increase in market share. In May 2006, after benefits from market-share reshuffling waned, we took profits from selling the stock, and reduced our emerging markets exposure.

Shares of ERG, an Italian petroleum refiner, detracted from returns, falling from their 2005 high due to a refinery fire and transformer problem at a power plant. Decreased output resulting from these events plus higher oil prices has negatively affected sales and margins. Despite the extraordinary circumstances, we believe the stock should recover.

Despite a backdrop of rising U.S. interest rates and a slowing U.S. economy, global equity markets performed well in 2006. There is, however, much to be vigilant about, such as the threat of even higher interest rates globally. Although the raising of rates in Japan would be a positive sign - that the domestic economy is at last finding some traction - further rate hikes elsewhere would be a cause for concern. Slower economic expansion, especially in the U.S., where the focus is on the housing market slump and its potential effects could prompt cuts in interest rates. While frequently taken as initially positive by investors, this could portend more troubled times ahead.

In the meantime, markets remain underpinned by valuation. While earnings growth expectations for this year are lower than last year, markets are still attractively valued. However, companies that disappoint earnings expectations will likely be punished severely by the markets going forward. In an environment of anticipated scarcer growth, we expect our portfolio of higher-growth, more cheaply valued companies to outperform the broader market.

JNL/JPMorgan International Value Fund (Class A)

MSCI EAFE Value Index = $22,471

JNL/JPMorgan International Value Fund = $18,022

Average Annual
Total Returns

1 year	31.98%

5 year	14.42%

Since inception	6.89%

(Inception date March 2, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Emerging Markets Fund

Lazard Asset Management, LLC

Team Management

Objective:

The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

Money Manager Commentary:

In 2006, the emerging markets experienced a volatile period. Strong returns were experienced until May, followed by a second-quarter correction, and a recovery in the third quarter. The emerging markets continued to rise sharply in the fourth quarter, capping off a fourth successive year of positive returns for the asset class. Overall, the asset class has risen 32.20% for the year. The rally, in the beginning of the year, was aided by heightened interest in the asset class, with capital flows into the asset class of over $30 billion by mid-May, exceeding last year's total of approximately $21 billion. A correction began on May 8, as investors became more concerned about inflationary pressures and higher interest rates, globally. Much of the selling appeared to have been indiscriminate, with activity focused in relatively liquid shares. The biggest falls were recorded in Turkey and Egypt, both of which had performed quite well earlier in the year, and which experienced currency weakness. Significant market falls also occurred in Israel, as tensions increased in Gaza, and in South Africa, due to concerns about the possibility of higher interest rates. Emerging markets began to recover in the latter part of June and throughout the third quarter, as concerns about higher short-term interest rates in the United States decreased, and the price of oil fell to the low $60s. The market brushed aside most macroeconomic and political events during this period, including terrorist attacks in Mumbai, test firing of missiles by North Korea, and political instability in the Middle East, Thailand, Hungary, and Taiwan. During the fourth quarter, there were large inflows into emerging markets, particularly in China, where investors have become very excited about the growth potential. Indeed, investment funds that specialized in BRIC (Brazil, Russia, India, and China) flourished in 2006, as these markets averaged a significantly higher return than the asset class itself.

The best performing regions in 2006 were Eastern Europe and Latin America, with the Middle East and Africa underperforming the overall asset class. China was the best-performing country within the MSCI Emerging Markets Index, but very strong returns were also experienced in Indonesia, Morocco, Argentina, and Peru. In addition, Russia benefited from strong oil prices, and the Philippines from multiyear low-inflation figures. Negative returns were experienced in Turkey, which saw currency weakness, and Israel was hurt by instability in the Middle East. Columbia also underperformed in 2006, following two very strong prior years. The Thai stock market suffered, despite recovering from the September coup. It was punished in December, after Thailand's central bank implemented, and then partially retracted, a policy aimed at reducing investment in the local capital markets and the baht. South Korea also underperformed, with a strong local currency further undermining the competitiveness of its export-oriented industries.

From a sector perspective, Energy, Utilities, and Materials were the largest outperformers for the year. Telecommunication Services also performed well, following poor returns prior to 2006. Health Care, Information Technology, and Consumer Discretionary stocks were the largest underperformers during this period. The Fund benefited from strong stock selection within the Industrials, Materials, and Energy sectors. Furthermore, a lower-that-Index weight to Energy, and a higher-than-Index weight to Telecommunication Services were also beneficial.

From a regional perspective, performance was enhanced by good stock selection within South Africa and Russia. Shares of Mobile TeleSystems, a Russian Telecommunication Services company, finished higher, after a positive ruling by the Russian antitrust authorities. Sate Bank of India (an Indian bank) shares rose significantly, as investor interest in India continued to be strong. Conversely, the performance was hurt by poor stock selection within the Financial sector and within South Korea, and from a lower-than-Index weight to China. We saw poor stock performance in shares of LG Electronics (South Korea), which declined due to concerns about handset prices.

Shares of Hyundai (South Korea) also fell, due to investors' concerns about the strong won and increased competition.

2006 has been very robust for emerging-markets equities. We remain positive over the medium and long term, based upon reasonable valuations and continuing high financial productivity. In the short term, we believe that investors should consider an increase in their exposure, if appropriate, on weakness.

JNL/Lazard Emerging Markets Fund (Class A)

MSCI Emerging Markets Index = $11,024

JNL/Lazard Emerging Markets Index = $10,990

Total Return

Since inception	9.90%

(Inception date May 1, 2006).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Mid Cap Value Fund

Lazard Asset Management, LLC

Team Management

Objective:

The investment objective of the JNL/Lazard Mid Cap Value Fund is capital appreciation.

Money Manager Commentary:

Stocks performed well in 2006, overcoming concerns about the slowing housing market, stubbornly high oil prices, and the sustainability of strong corporate-earnings growth. As has been the case, consistently, in recent years, much of these gains came during a strong fourth-quarter rally, which saw equity indices nearing, and in some cases, finally exceed the peaks reached in early 2000 during the technology bubble. Gains were broad-based by sector, during the year, with all groups positive, and many sectors that did well earlier in the year continued strong performance into the fourth quarter. Sectors of the market with higher dividend yield, such as Utilities, Telecommunication Services and Financials (REITs) were among the best performing sectors in 2006. Utilities were among the strongest-performing sectors, as the group was helped by investors' continued demand for yield. While Telecommunication Services stocks performed in line with the market during the quarter, this was the best-performing sector for the year to date, as Telecommunication Services shares rebounded from a few years of weakness. The Materials sector continued its outperformance, as metals prices remained near all-time highs. Energy shares lagged the broad market in 2006, even as oil prices averaged over $65 a barrel for the year, roughly $10 above their average levels in 2005.

Information Technology stocks continued their extended period of underperformance, ending the year well behind the broader market. Health Care lagged throughout the year, following strong performance in the previous year.

During 2006, stock selection in Industrials benefited performance, as shares of food-services company, Aramark Corp., rose sharply on news of a takeover offer from a private-equity group led by its chairman and Goldman Sachs. We subsequently sold the stock. Stock selection in the Financials sector also helped performance, as shares of MasterCard rose sharply. MasterCard's third-quarter earnings results exceeded analysts' expectations, as the company benefited from a secular shift from paper to plastic transactions, coupled with improving margins and a heightened focus on profitability. Stock selection in Information Technology also boosted returns, as shares of Avaya posted strong gains. The company reported solid sales growth, due to continued robust demand for its IP (Internet Protocol) products. Better-than-expected fourth-quarter earnings were driven by improved margins, as a result of aggressive cost cutting by new management. An underweight position and stock selection in Health Care also benefited returns, as shares of Sepracor rose. The pharmaceutical company released better-than-expected third-quarter earnings and continues to gain market share in the sleep-aid market, due to accelerating prescription growth for Lunesta. This was followed by a recent favorable decision from the Centers for Medicare and Medicaid Services, regarding reimbursement for the company's asthma drug, Xopenex. Stock selection and an overweight position in Consumer Discretionary, particularly media, detracted from performance, as Westwood One shares declined. The company announced that revenues would be lower than had been previously forecasted, due to a weaker advertising market and greater competitive pressure. We sold Westwood One from the Fund, as we had reduced confidence that the company could halt and reverse the slide in its revenues, coupled with the new CEOs decision to significantly increase investment spending. In addition, shares of Expedia also declined, after the company released its earnings report. Although revenue growth was in line with analysts' expectations, the company announced an increase in general and administrative expenses and increased technology spending. Expedia was also sold from the Fund. An underweight position in Utilities detracted from performance, as this was one of the best performing sectors in 2006.

Overall, the valuation of the broader stock market is reasonable in the context of historic valuations. However, our concerns, looking forward, are that the historically high margins and returns in many cyclical stocks and sectors are not sustainable, especially given the beginning of an economic slowdown. The focus of the Fund will continue to be on those companies with valuations that are attractive and earnings that are more sustainable. We will seek to avoid those areas of the market where we believe earnings to be unsustainably high. As ever, good stock selection will be the key factor to a successful year ahead. Our investment process is focused on individual stock selection, which is based on company fundamentals, not on macroeconomic considerations. A complicating factor, from a fundamental perspective, is the continuation of a strong equity market and abundant liquidity, which is fuelling an extraordinary merger and acquisition cycle.

JNL/Lazard Mid Cap Value Fund (Class A)

JNL/Lazard Mid Cap Value Fund = $23,652

Russell Midcap Index = $20,826

Average Annual
Total Returns

1 year	14.56%

5 year	11.46%

Since inception	10.23%

(Inception date March 2, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard Small Cap Value Fund

Lazard Asset Management, LLC

Team Management

Objective:

The investment objective of the JNL/Lazard Small Cap Value Fund is capital appreciation.

Money Manager Commentary:

2006 was a rewarding one for small cap investors, as the Russell 2000 Index posted a 18.44% return. During the period, small-cap stocks exhibited an increasingly volatile pattern, as strong returns in the first quarter, were followed by a difficult second quarter and part of the third quarter, with the index giving up almost all of its gains during the summer months of June and July. Fortunately, investors returned to small-cap stocks from September through year-end, causing an impressive rally of almost 20% from the July lows. For the year, small-cap stocks again beat the larger-cap indices as the S&P 500 Index posted a 15.79% return for 2006. This marks the seventh time out of the last eight years that small caps have outperformed their larger-cap brethren.

Stock selection in Industrials benefited performance, as the shares of American Commercial Lines, a provider of inland waterway transportation, as well as a manufacturer of barges, rose 115%. The company benefited from tight conditions in both of its businesses, which helped to increase utilization and raise pricing. Stock selection in Materials also helped returns, as Oregon Steel, a manufacturer of oil-country tubular goods and other steel-related products, also rose 115% over the year. Oregon Steel benefited from strong demand for its products from its energy customers and, in November, received a takeover bid from a Russian steel company, Evraz, at a substantial premium. Our overweight in Materials also aided Fund results as the sector return of 39% far surpassed the index return. Finally, stock selection in Information Technology also boosted returns, as shares of C-Cor rose strongly. The company's cable and telecom services customers continue to require equipment for building out their next generation networks to provide additional voice, data, and video services to their customers. Shares returned 128% over the course of the year. We continue to hold American Commercial Lines and C-Cor, but we have sold our position in Oregon Steel.

Stock selection in Telecommunication Services and Financials detracted from performance over the period. Within Telecommunication Services, performance was hurt by lack of exposure to Regional Local Exchange Carriers (RLEC) stocks. RLEC shares posted solid gains over the period, as business conditions stabilized and investors became more enamored with and confident in their high yields. Additionally, the Fund owned Wireless Facilities, a provider of design and engineering services to the Telecommunication Services industry, which declined 50% over the year, as customer activity slowed dramatically. Within Financials, bank holdings faced a difficult environment owing to a yield curve that is pressuring margins across a wide spectrum of companies. We expect the negative environment for banks to subside in time, preferably as the Federal Reserve decides to lower short-term funding rates. Therefore, we maintain a reasonable exposure to banks in growing geographies with proven management teams.

JNL/Lazard Small Cap Value Fund (Class A)

JNL/Lazard Small Cap Value Fund = $19,684

Russell 2000 Index = $18,952

Average Annual
Total Returns

1 year	16.80%

5 year	10.13%

Since inception	7.96%

(Inception date March 2, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Funds

Mellon Capital Management Corporation

Team Management

Money Manager Commentary:

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2006, marking the fourth straight year of gains, fueled by benign inflation data and indications that the housing market slowdown has leveled. The S&P 500 gained 15.79% for 2006, while the Dow Jones Industrial Average set record closes, and gained 19.04% for the year. While the technology-laden Nasdaq Composite Index failed to keep pace with the Dow and the S&P, it still rose 9.5%. Stock market performance for the year proved very similar in terms of market capitalization. The large cap Russell 1000 Index rose 15.46% in 2006, closely followed by the Russell Midcap Index at 15.26%. Modestly outperforming both indices, the small cap Russell 2000 gained 18.44% for the year. Value handily outpaced growth for the year; the Russell 3000 Growth Index gained only 9.5% percent for the year, while the Russell 3000 Value Index soared 22.3%. The Telecommunication Services and Energy sectors were the largest contributors to the positive performance, while Information Technology and Health Care lagged.

Strong economic data in the first quarter combined with solid earnings growth propelled equities higher. An anticipated end to the Fed's tightening cycle also lent support, while investors were able to shrug off higher oil prices. Indeed, the major market indices approached their highest levels in five years. All major indices finished in positive territory for the quarter, led by the Nasdaq Composite Index, which gained 6.1%. The S&P 500 and the Dow Jones Industrial Average each rose 4.2%.

Financial markets experienced increased volatility during the second quarter, as investors wrestled with a muddled economic picture. Economic growth remained strong, but the Federal Reserve maintained its vigilant inflation watch. Concerns about oil prices, Chinese economic policy, commodity prices, and Federal Reserve Chairman Bernanke's approach to the market all fueled volatility. At one point during June the S&P 500 Index was off over 8% from the intraday high for the year set on May 8th. The S&P 500 Index finished the quarter down 1.4%, while the technology-laden Nasdaq Composite Index fared even more poorly, giving up 7.2%.

The U.S. stock market rebounded in the third quarter from its second quarter correction, as investors cheered the news that the Fed paused after 17 straight interest rate hikes. Typically a challenging period for stocks, the summer months were instead a bonanza, with stocks propelled higher by lower market interest rates, higher corporate profitability, and falling energy/commodity prices. The S&P 500 index delivered a total return of 5.67%, while the Russell 3000 rose 4.6%. The euphoria surrounding the Fed's apparent pause temporarily lifted the Dow Jones Industrial Average over the January 2000 peak to a record 11,727 on September 28, though it closed the quarter somewhat lower. The tech-heavy Nasdaq Composite bounced back from a poor second quarter showing to gain 4%.

The U.S. stock market added to third quarter gains and finished fourth quarter on a high note. Hopes that the Fed has engineered a steady growth, low inflation and low interest rate environment helped investors look beyond a host of potential concerns at year-end. Mergers and acquisition activity, a sharp drop in energy prices and continued strength in corporate earnings also contributed to the strength during the last quarter. The Dow Jones Industrial Average posted a series of new all time highs and briefly crossed the 12,500 barrier.

U.S. Bond Market Overview: The Lehman Aggregate Bond Index managed another positive year in 2006 with a return of 4.33%. US Treasury yields moved steadily higher during the last month of the year, bouncing up from the lowest levels seen since January. The 10-year yield rose 24 basis points during December to end the year at 4.71%, while the 2-year rose 20 basis points to yield 4.82%, as the curve steepened modestly. Interest rates rose dramatically in the first half of the year as inflation concerns, driven by higher oil and commodity prices, weighed on the market. After peaking in late June, rates began to fall in the second half of the year as softness in the housing market and an easing in oil prices were factored into the economic outlook, and the Fed paused its long string of interest rate hikes. The Federal Reserve held interest rates steady at 5.25% for the fourth consecutive meeting on December 12. The final Fed statement of the year was somewhat more negative on the economic outlook citing substantial cooling in the housing market and mixed economic indicators. However, as the year ended, the strength in the economic indicators released in December fueled a modest sell-off as stronger than expected retail sales and strength in consumer confidence and housing construction pushed yields higher across the curve.

Treasuries generated a slightly higher return in 2006, 3.08% vs. the 2.79% generated in 2005. Spread products had strong results during the year with the lower quality sectors fairing the best. U.S. Agencies and corporates outperformed treasuries by 75 basis points (bps) and 126bps, respectively on a duration adjusted basis, while fixed rate mortgages beat treasuries by 122 bps.

International Market Overview: International equity markets also experienced strong performance during 2006, with the MSCI EAFE rising 13.8% in local terms. The U.S. dollar fell during 2006 versus most currencies in the MSCI EAFE, thus boosting dollar-denominated returns. The MSCI EAFE index soared 26.4% in USD terms. The only exception was the Japanese yen, which has been a major funding currency for the carry trade due to its low interest rates. The yen fell by 1% versus the dollar for 2006. Singapore was the top performing market, rising 31% in local terms. Stocks in Norway (30.2%) rose due to higher oil prices, while other European stocks rose due to improved economic growth across the continent. Japanese stocks were the lowest performer among markets in the EAFE Index, as growth remains lower.

International markets also posted solid gains during the first quarter, as the MSCI EAFE rose 7.6% in local terms. The weakness in the dollar helped the international returns, as the EAFE gained 8.8% in USD terms. The strongest market was Norway, which rose 19.5% in local terms (23.3% in USD) for the quarter. Norwegian stocks were helped by the rally in oil prices during the quarter. Portugal (18.2%), Finland (14.4%), and Greece (12%) also posted solid gains.

International markets fell during the second quarter. The decline began in May, when the MSCI EAFE Index had its worst monthly performance since September 2002. While higher oil prices were a factor in the weaker equity markets, due to heightened tensions with Iran and potential supply disruptions in Nigeria, it appears that uncertainty over the extent of tighter credit and the potential for slower growth is mostly to blame. For the quarter, the MSCI EAFE Index fell 5.2% in local terms, but with the weakness in the U.S. dollar, the EAFE Index lost only 0.3% in USD terms. In local terms, every country in the EAFE Index fell, with Greece (-9.9%) and Sweden (-11.1%) falling the furthest. Australia (-1.1%) had the smallest loss for the quarter.

International markets rose during the third quarter, with the MSCI EAFE rising 4.5% in local terms as the backdrop of solid economic expansion globally helped international markets. Also helping equities was a sharp decline in the price of oil after it peaked on August 8. In local terms, every country but Norway (-1.8%) rose during the quarter. Norwegian stocks suffered due to the tumble in oil prices from $74 to $63 per barrel. Spain (12%), Belgium (-11.1%), and the Netherlands led the way. Spanish equities soared due to acquisition speculation among public utility companies. The MSCI Japan Index lagged on concerns that a U.S. slowdown - and the weaker dollar - would erode demand for Japanese exports.

JNL/Mellon Capital Management Funds (continued)

Mellon Capital Management Corporation

Team Management

Money Manager Commentary

International stocks outperformed U.S. stocks in dollar terms this quarter, helped by continued robust earnings growth, strong growth in the euro region, and record levels of M&A activity. The MSCI EAFE gained 6.7% in local terms, but rose 10.0% in U.S. dollar terms after the USD weakened against most developed market currencies during the quarter. Every country market in the EAFE Index finished with gains. In local terms, Norway (20.2%) led the gains despite the easing of oil prices, followed by Singapore (18.5%) and Austria (14.2%). Lagging markets included the Netherlands (2.7%), the UK (4.7%), and Switzerland (5%).

JNL/Mellon Capital Management Bond Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

Fund Specific Overview: The Fund closely tracked the Lehman Brothers Aggregate Bond Index performance in 2006. The total return was about 4 bps below the benchmark return (gross of fees and expenses).

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

Fund Specific Overview: The Fund produced strong positive performance gross of fees relative to the benchmark for the year. As expected, there was a divergence in performance between the different economic sectors and portfolio characteristics of the index; however, our strategy does not take concentrated bets in any specific economic sector or any particular portfolio characteristic such as P/E or P/B. Instead, we believe that sector exposures and exposures to different factors such as P/E and P/B are systematic risks that cannot be diversified. Therefore the portfolio is constructed to be neutral on sector level risks and other factors such as P/E and P/B. For the year, our stock selection process successfully identified the most attractive stocks, contributing to the overall good performance of the strategy.

The stocks with the largest positive contribution to relative return against the benchmark were Goldman Sachs Group, Ebay, Yahoo, Medtronic and Comcast Group.

The stocks with the largest negative contribution to relative return against the benchmark were KB Home, Schlumberger Ltd., Cisco Systems, Dollar General and Nabors Industries.

JNL/Mellon Capital Management International Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

Fund Specific Overview: The Fund was up 25.58% during the year. The Fund is an index fund and the Fund's portfolio manager is not selecting specific stocks to own, but is trying to match the Fund's overall stock weightings and characteristics to the index's stock weightings and characteristics -- while minimizing transaction costs. In this respect, the Fund's return compared favorably to the return of the Fund's benchmark, the Morgan Stanley EAFE Free Index. The MSCI EAFE Free Index holds securities in 21 countries with 11 currencies.

There were several changes to the Fund's benchmark during the year -- both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly 72 additions and 18 deletions. These benchmark changes represented about 6% turnover.

All the country returns in the EAFE Index were positive. The 3 best country returns in US Dollar terms were: Spain +49%, Portugal +47%, and Ireland +46%. The only single-digit return in US Dollar terms came from Japan, which was only up about 6%. Most of the foreign stocks held in the fund benefited from a decline in the US Dollar versus their local currency. The Swedish Krona was up 16% versus the US Dollar, the British Pound was up 14%, and the Euro was up 11% over the US Dollar. The Japanese Yen was basically flat versus the US Dollar.

The EAFE Index is dominated by 3 countries that represent about 59% of the Index. Japan, a 26% weight in EAFE, was up about 6%, Great Britain, a 22% weight in the index, was up about 35%, and France an 11% weight in the index, was up about 34%.

Some interesting stock returns in the Fund were OC Oerlikon AG, a Swiss company that manufactures semiconductor coating equipment, was up about 228%. The company reported good earnings and profits from its semiconductor sales, and also announced an acquisition. C&C Group, a manufacturer of beverages and snacks in the UK, advanced 184% on strong profits and demand for its cider beverage. Hong Kong Exchanges & Clearing, the owner of stock and futures exchanges in Hong Kong, was up 172% on increased trading volume at the exchanges as well as new stock sales by Chinese companies through the exchange in Hong Kong. London Stock Exchange Group, the owner of the London Stock Exchange in the UK, was up 143% also on strong trading volume and new stock sales. The US exchange, NASDAQ, also made an offer to buy the company in March.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

Fund Specific Overview: The Fund was up 9.69% during the year. The Fund is an index fund and the Fund's portfolio manager is not selecting specific stocks to own, but is trying to match the Fund's overall stock weightings and characteristics to the index's stock weightings and characteristics -- while minimizing transaction costs. In this respect, the Fund's return compared favorably to the return of the Fund's benchmark, the S&P 400 Mid Cap Index.

There were several changes to the Fund's benchmark during the year -- both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly 31 additions and 31 deletions. These benchmark changes represented about 10% turnover.

JNL/Mellon Capital Management Funds (continued)

Mellon Capital Management Corporation

Team Management

Money Manager Commentary

Two stocks in the Fund that performed well during 2006 were American Eagle Outfitters and Polycom. American Eagle Outfitters, a specialty-clothing retailer, returned 106% on strong earnings and on successful new clothing lines. Polycom, a maker of videoconferencing and other group communication tools, was up 102%. The company reported several earning and sales results that beat expectations.

Two stocks that fell during the year were Westwood One and Chicos FAS. Westwood One, a provider or radio and TV programs, was down 55% on reduced demand for its products and services, and a poor earnings outlook. Chico's FAS, a specialty clothing retailer, lost about 50%. The company's stock price declined steadily throughout the year on weak earnings and continued lower guidance from the company's management.

JNL/Mellon Capital Management S&P 500 Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500 Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

Fund Specific Overview: The Fund was up 15.08% during the year. The Fund is an index fund and the Fund's portfolio manager is not selecting specific stocks to own, but is trying to match the Fund's overall stock weightings and characteristics to the index's stock weightings and characteristics -- while minimizing transaction costs. In this respect, the Fund's return compared favorably to the return of the Fund's benchmark, the S&P 500 Index.

There were several changes to the Fund's benchmark during the year -- both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly 31 additions and 31 deletions. These benchmark changes represented about 4% turnover.

The largest add during the year was Google. Google, after much anticipation, was added to the S&P 500 Index on March 31, 2006.

Two stocks in the Fund that performed well during 2006 were Allegheny Technologies and Nvidia. Allegheny Technologies, a producer of specialty materials, was up about 152% as it benefited from high demand. The company also beat revenue and earnings estimates. Nvidia, a computer technology accessory manufacturer, was up about 102% due to strong demand for it's computer graphics chips, as well as late year speculation that it would be taken over by a major computer chip manufacturer.

Two stocks that fell during the year were Apollo Group and Whole Foods Market. Apollo Group, the nation's leading operator of for-profit colleges and universities, dropped 35% due to declining earnings as a result of low student enrollments. Apollo Group was also investigating issues surrounding the back dating of stock option grants. Whole Foods Market, an operator of natural and organic supermarket stores, lost 37% during the year. The stock price fell dramatically in November when the company announced that 2007 would probably bring lower sales and earnings.

JNL/Mellon Capital Management Small Cap Index Fund

Objective: The investment objective of the JNL/Mellon Capital Management Small Cap Index Fund is to match the performance of the Russell 2000 Index. The capitalization range for the Russell 2000 Index is currently approximately $25 million at the bottom of the range and $4.8 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

Fund Specific Overview: The Fund was up 17.49% during the year. The Fund is an index fund and the Fund's portfolio manager is not selecting specific stocks to own, but is trying to match the Fund's overall stock weightings and characteristics to the index's stock weightings and characteristics -- while minimizing transaction costs. In this respect, the Fund's return compared favorably to the return of the Fund's benchmark, the Russell 2000 Index.

There were several changes to the Fund's benchmark during the year -- both scheduled monthly share updates, quarterly additions of new IPO companies, and an index reconstitution in June. The Index is also affected by company mergers and acquisitions throughout the year. All of these index changes mean that the benchmark may have more or less than 2000 stocks in it at any given time.

The Russell Company reevaluates the weights and companies represented in its indexes once a year and implements these new indexes near the end of June. This reconstitution affects all the stocks in the index and represents a major challenge in managing the portfolio so that the portfolio tracks the benchmark during this highly volatile trading period. The turnover in the portfolio during June 2006 was about 17%, representing about 65% of the yearly turnover of 26%.

Two stocks in the Fund that performed well during 2006 were CorVel Corp and Cbeyond. CorVel Corp, a provider of medical cost containment and managed care services, was up over 275% for the year. The company cited its gains as attributable to productivity improvements in its Patient Management Services divisions, strengthening of its Network Solutions, as well as overall cost reductions. Cbeyond, a technology service provider that delivers integrated packages of voice, mobile and broadband to small companies in the United States, was up over 196% in 2006 due to greatly improved earnings per share as compared to last year.

Two stocks that fell during the year were Neurocrine Bioscience and Renovis. Neurocrine Bioscience, a maker of drugs for insomnia, anxiety and similar disorders, was down 83% after the FDA delayed final approvals of an insomnia drug and a major pharmaceutical company cancelled contracts with the company. Renovis, a biopharmaceutical company, fell 79% during the year. In October a major pharmaceutical company halted development of the company's stroke drug after late-stage clinical trials failed.

JNL/Mellon Capital Management Funds (continued)

Mellon Capital Management Corporation

Team Management

JNL/Mellon Capital Management Bond Index Fund (Class A)

Lehman Brothers Aggregate Bond Index = $12,798

JNL/Mellon Capital Management Bond Index Fund = $12,228

Average Annual
Total Returns

1 year	3.64%

Since inception	4.14%

(Inception date January 15, 2002).

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund (Class A)

S&P 500 Index = $11,956

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund = $10,969

Average Annual
Total Returns

1 year	16.84%

5 year	5.59%

Since inception	1.22%

(Inception date May 16, 1999).

Prior to December 15, 2003, the
Fund was managed by JP Morgan
Investment Management Inc.

Prior to February 18, 2004, the
Fund was managed by Curian
Capital LLC.

JNL/Mellon Capital Management International Index Fund (Class A)

MSCI EAFE Index = $20,750

JNL/Mellon Capital Management International Index Fund = $20,170

Average Annual
Total Returns

1 year	25.58%

Since inception	15.18%

(Inception date January 15, 2002).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Management Funds (continued)

Mellon Capital Management Corporation

Team Management

JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)

S&P 400 Index = $16,920

JNL/Mellon Capital Management S&P 400 MidCap Index Fund = $16,469

Average Annual
Total Returns

1 year	9.69%

Since inception	10.57%

(Inception date January 15, 2002).

For the period from December 15,
2003 to February 17, 2004, the
Fund was managed by Curian
Capital LLC.

JNL/Mellon Capital Management S&P 500 Index Fund (Class A)

S&P 500 Index = $13,511

JNL/Mellon Capital Management S&P 500 Index Fund = $13,160

Average Annual
Total Returns

1 year	15.08%

Since inception	5.69%

(Inception date January 15, 2002).

For the period from December 15,
2003 to February 17, 2004, the
Fund was managed by Curian
Capital LLC.

JNL/Mellon Capital Management Small Cap Index Fund (Class A)

Russell 2000 Index = $17,310

JNL/Mellon Capital Management Small Cap Index Fund = $16,825

Average Annual
Total Returns

1 year	17.49%

Since inception	11.05%

(Inception date January 15, 2002).

For the period from December 15,
2003 to February 17, 2004, the
Fund was managed by Curian
Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Oppenheimer Global Growth Fund

OppenheimerFunds Inc.

Rajeev Bhaman

Objective:

The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

Money Manager Commentary:

The Fund underperformed its benchmark, the Morgan Stanley Capital International, Inc. (MSCI) World Index over the 12 months ended December 31, 2006. Our investment philosophy is based on the idea that earnings growth drives stock prices and that we are most likely to identify long-term earnings growth opportunities by examining trends that provide tailwinds for growth in the coming decade. We are very interested in attributes of industries and companies within those industries that are likely to be beneficiaries of these long-term trends. Ideally, we like to buy these businesses at a bargain price, that is, a price where we have the opportunity to double our investment in three to five years. This rarely happens except when there is a perception that something has gone wrong with a wonderful business. If we can identify that what has gone wrong is merely temporary, rather than permanent, we have the makings of a good investment.

We had some notable successes with some of the Fund's larger holdings, such as Infosys Technologies Ltd., Reckitt Benckiser plc and H&M Hennes & Mauritz AB, but also some significant underperformances from eBay, Inc., Advanced Micro Devices, Inc. and Boston Scientific Corp.

There were a few other disappointments, including a significant market slowdown in the demand for implantable cardiac defibrillators and a slowdown in the growth rate of knee and hip replacements which hurt a couple of our holdings. We remain confident that the long-term opportunity set for all of the segments that faced setbacks in the past year remains excellent and that our original theses will come to pass.

Investments in software companies, Intuit, Inc. and Adobe Systems, Inc., continue to pay off, as the companies continue to innovate with new products that delight not only their existing customer bases but achieve even broader appeal. Investments in Inditex S.A., the owner of Zara stores and Tesco plc, the UK's leading grocery chain, have been worthwhile as they continue to grow rapidly worldwide, leveraging their scale and supply chain to achieve high economic returns. Investments in television companies, Zee Telefilms Ltd. in India, and Grupo Televisa SA in Mexico, contributed positively to the Fund's performance as they continue to retain high market shares in their respective markets and as the appeal of their programming grows worldwide.

We are finding terrific opportunities across a variety of areas particularly in technology. It should be noted that our investment decision-making process considers the next three to five years as the operative period rather than the next quarter or two. We continue to favor a number of existing holdings such as L.M. Ericsson and Juniper Networks, Inc., with additional investments, as the opportunity for communication network build-outs remains robust. Additionally, we are finding good opportunities to invest in the areas of analog and mixed signal semiconductors.

Companies such as Maxim Integrated Products, Inc. and Linear Technology Corp. continue to see high margin profitable growth and are now available at a fraction of their valuations of only a few years ago. Leading companies in the Programmable Logic Devices arena such as Altera Corp. and Xilinx, Inc., we believe, also provide significant investment upside. The Fund has also invested significantly in companies such as Carnival Corp., which run the Carnival Cruise Lines and the car manufacturer Bayerische Motoren Werke AG, which we feel have wonderful franchises and are available at bargain prices. Automatic Data Processing, Inc., the leading payroll processor in the world, is another investment we are very enthusiastic about, as its business opportunities expand as more companies look to outsource more of their non-core activities to high-quality, lower cost providers.

As global growth continues to chug along nicely and interest rates remain relatively low, we remain optimistic about markets generally. As such, we expect to continue to see good opportunities for investment. We remain focused on our long-term investment philosophy and our mantra of looking for "good companies in good businesses at good prices."

JNL/Oppenheimer Global Growth Fund (Class A)

JNL/Oppenheimer Global Growth Fund = $15,877

MSCI World Index = $14,080

Average Annual
Total Returns

1 year	16.96%

5 year	11.35%

Since inception	8.49%

(Inception date May 1,2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Oppenheimer Growth Fund

OppenheimerFunds Inc.

David Poiesz

Objective:

The investment objective of the JNL/Oppenheimer Growth Fund is to seek capital appreciation.

Money Manager Commentary:

During a challenging period for growth stocks, the Fund trailed its benchmark, the S&P 500 Index. We attribute this underperformance to two significant structural issues. First, the growth style of investing fell out of favor as investors flocked to high performing commodity based companies. Second, Information Technology stocks, a sector in which the Fund maintains an overweighted position, experienced intense volatility and produced exaggerated effects on stocks, with some stocks up or down 20-40% in a very short time frame. Although there was some mild recovery in mid summer, the losses were too high to negate. In addition, poor stock selection in Consumer Discretionary also hindered Fund performance. In contrast to the Fund's overall modest returns, the Fund benefited from positive performance generated by individual securities within the Materials, Information Technology, and Consumer Staples sectors.

Over the period, investors' intense interest in commodity-based companies, which many argue are currently benefiting from the growing power of China and India, dominated the market. Money that could have flowed into growth type companies was being diverted to commodity-based companies, which resulted in less long-term investment capital flowing into growth stocks. In addition, since the Fund's fundamental investment style and strategy minimize owning these types of investments, it clearly was at a disadvantage over the period. However, we believe by investing in companies that have a structural advantage, and are not in a commodity business, will benefit the Fund over the long-term.

The Information Technology sector proved to be a significant detractor by mid summer but made some gains by the latter half of the reporting period. Among the stocks that detracted most from performance were Microsoft Corp., EMC Corp. and Yahoo! Inc. Microsoft suffered as investors grew concerned over the company's new business plans, and we unfortunately reduced our position poorly. EMC Corp., a maker of data-storage systems, experienced a slight shortfall in the second quarter but because of intense market volatility, this shortfall resulted in an overly negative decline for the stock. Yahoo!'s stock slipped on news of slowing growth in its online advertising business in addition to the delayed launch of its greatly anticipated new internet search platform. On the bright side, our position in Cisco Systems Inc. helped negate the performance as it continues to be a leader in their field.

Additional performance detractors included securities within the Financials and Consumer Discretionary sectors as well as any stock caught up in the options scandal / "witch-hunt". Within Financials, Legg Mason, Inc., suffered due to concerns over the integration of a recent acquisition. In Consumer Discretionary, specialty-retailing stocks declined as investors' concern grew over an anticipated slowdown in consumer spending. Among the performance detractors were Williams-Sonoma, Inc, Chico's FAS, Inc., and Urban Outfitters, Inc. However, this weak performance was slightly offset by the strong performance generated by Polo Lauren Ralph Co., and Comcast Corp.

On the positive side, the Fund benefited from individual holdings within the Materials, Information Technology, Health Care and Consumer Staples sectors. As mentioned above, Cisco Systems was the Fund's best performing stock. The Fund's second best performing stock was Monsanto Co., an agricultural company with strong patent protection. Monsanto's earnings growth and stock performance continued to excel as the company successfully maintained its competitive advantage in the seed business. Within Information Technology, despite its decline since January, Apple Computer, Inc.'s overall contribution was positive primarily due to a put position we established in the second half of the period. Internet search leader, Google, Inc., gained as the company's advertising revenues continued to grow.

JNL/Oppenheimer Growth Fund (Class A)

S&P 500 Index = $12,257

JNL/Oppenheimer Growth Fund = $9,890

Average Annual
Total Returns

1 year	4.89%

5 year	0.98%

Since inception	-0.19%

(Inception date May 1,2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PIMCO Total Return Bond Fund

Pacific Investment Management Company

William H. Gross

Objective:

The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Money Manager Commentary:

Fixed income assets gained during 2006 as a whole despite a difficult environment in the first half of the year. The Lehman Brothers Aggregate Bond Index, a widely used index of high-grade bonds, returned 4.33% for the full year. At the close of 2006 the benchmark ten-year Treasury yielded 4.71%, 31 basis points higher than at the start of the year. The 2-10 year portion of the U.S. Treasury yield curve was inverted by 11 basis points at year-end.

Bond markets struggled in the first half of the year as the Federal Reserve raised rates a total of four times and inflation pressures mounted, led by higher oil prices. The economic backdrop in the final two quarters was generally more benign. Interest rates moved lower for most of this period as the Fed held rates steady four times in a row and oil prices reversed course, helping ease headline inflation pressure. Markets interpreted the Fed pause as the end of a protracted tightening cycle in which the central bank boosted the federal funds rate 17 straight times between June 2004 and June 2006.

Interest rate strategies were mixed for performance during the year. An above benchmark duration through most of the year was positive for performance as interest rates stabilized and fell in the second half of the year. However, an emphasis on short maturities was negative as the yield curve flattened and inverted. An overweight to mortgage-backed bonds and security selection added to returns, as this sector outpaced Treasuries. An underweight to corporates was negative for returns, as demand remained robust in this sector despite historically thin credit premiums. A tactical allocation to high yield corporate bonds added value, as these securities significantly outperformed their high-grade counterparts. A modest exposure to municipal bonds also added value, as their lower volatility helped performance versus taxable bonds. Non-U.S. positions were mixed; a European underweight added value as the European Central Bank raised rates, while exposure to the front of the United Kingdom curve detracted value, as their central bank raised rates. Exposure to emerging market bonds was positive, with capital continuing to flow into this sector.

The most likely outcome for the global economy in 2007 is slower growth with modest disinflation. Growth in Europe and Asia will be less reliant on U.S. demand than in the recent past. Each of these major economic regions is likely to grow at an annual rate of about 2%. The slowdown in the U.S. will be triggered by weakness in the property market that will spill over into consumption. The decline in the U.S. housing and auto sectors will generate weakness on a broader level in 2007, causing the Federal Reserve to begin easing in the first half of the year. The predominant risk to the forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing. In an environment where risk is masked by low volatility and risk premiums are near historical lows, PIMCO plans to focus on select strategies that can offer the highest potential reward relative to the potential risks incurred. These strategies include targeting duration above index and emphasizing short maturity positions based on a belief that global yield curves will steepen.

JNL/PIMCO Total Return Bond Fund (Class A)

Lehman Brothers Aggregate Bond Index = $16,306

JNL/PIMCO Total Return Bond Fund = $16,272

Average Annual
Total Returns

1 year	3.38%

5 year	4.74%

Since inception	5.66%

(Inception date March 2, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Putnam Equity Fund

Putnam Investment Management, LLC

U.S. Core Equity Team

Objective:

The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

Money Manager Commentary:

U.S. equity markets grappled with various worries during the year, but overcame them all to post excellent gains for the year. The price of oil, although well off its highs for the year, was a salient issue throughout the last half of the 2006 as threats to supplies from Iran, Nigeria, and Venezuela and the specter of production cuts by OPEC contributed to price swings. Fears about the economic repercussions of softness in housing and a possible abrupt pricking of the housing "bubble" also weighed on investors. Throughout the year, the intentions and actions of the Federal Reserve Board, kept investors guessing. Despite these issues, a steady stream of announced mergers and acquisitions along with generally positive corporate earnings news gave investors reason for optimism, sending the S&P 500 Index to its highest level in six years. The S&P 500 Index finished the year with a gain of 15.79%.

Despite strong results in the last six months, the JNL/Putnam Equity Fund modestly trailed the S&P 500 Index for the 12-month period ended December 31, 2006. Successful stock selection in the Financial, Consumer Cyclical and Basic Materials sectors contributed most to results for the period. Within Financials, our holdings within investment banking and brokerage (Bear Stearns, Goldman Sachs) continued to benefit from continued growth in trading and merger activities. Also aiding results in this sector was our significant overweight to Countrywide Financial, which rallied during the last few months, as the company reported higher third-quarter earnings due to growth in loan servicing. Overweighting United States Steel boosted results within Materials, as shares rose significantly amid continued merger and takeover speculation.

Within Consumer Discretionary, casino operator Las Vegas Sands rose on the strength of its Las Vegas property and its present and planned operations in Macao, China, and Singapore. Harley-Davidson continued to benefit from strong international demand for its new product line and increased global issuance of corporate debt created robust demand for publishing giant McGraw-Hill Companies' bond ratings service. Paint manufacturer Sherwin-Williams also delivered strong sales results based on steady demand.

Detractors from performance included holdings within Telecommunication Services and Energy sectors. The Fund's sole position in Telecommunication Services, Sprint Nextel, reported disappointing financials throughout the year due to the heavy competition for attracting and retaining traditional mobile phone customers. Our overweight to EOG Resources hurt performance, as the oil and gas producer posted weaker third-quarter profits due to a sharp decline in natural gas revenue and higher expenses.

The remarkably sustained market rally of the second half of 2006 was fueled by strong corporate profitability and supported by a benign macroeconomic backdrop. As neither of these conditions seems likely to change in the near future, our market strategists expect continued appreciation. Moreover, they anticipate that the ongoing and gradual transition of leadership to larger and more growth-oriented companies will persist into 2007. While it seems unlikely that stocks will rally without interruption as in recent months, the basis of the bull market appears to be intact.

Financials remain the Fund's most overweighted sector. We continue our emphasis on consumer finance stocks, particularly Capital One and Countrywide Financial. We also favor the investment banking and brokerage industry (Bear Stearns, Goldman Sachs, Franklin Resources, Morgan Stanley). We also maintain significant overweights in insurance (Everest Re, AIG, Ace, new position in Berkshire Hathaway). We have added a new position in credit services (SLM Corp) and business services (Chicago Mercantile Exchange, but eliminated Citigroup). We also have sold off our shares in Freddie Mac. Consumer Discretionary remains our second most overweight sector, particularly retail cyclicals although we have reduced exposure within this industry (we are overweight in Home Depot, Bed, Bath & Beyond, Staples, created a new position in Federated, and eliminated Wal-Mart Stores and Best Buy). We also maintain significant overweights within publishing (McGraw Hill, RH Donnelly), automotive (Harley-Davidson), and homebuilding (NVR, Lennar). Most recently, we added significantly to the Health Care sector bringing it to our third most overweight sector. We continue to favor health care services (UnitedHealth, Aetna, Express Scripts, creating new positions in Medco Health Solutions and Caremark). Though we remain overweight to medical technology, we have trimmed our exposure here somewhat (overweight Medtronic, trimmed St. Jude Medical and Boston Scientific). We have also added a significant new position in pharmaceuticals (Johnson & Johnson) though the industry remains underweight.

Consumer Staples, Utilities, Telecommunication Services, and Industrials (conglomerates) remain our most underweight sectors relative to the benchmark. In Consumer Staples, we hold only select positions, such as Darden Restaurant, Burger King, Starbucks and CVS. We continue to be significantly underweight in Telecommunication Services with a sole position in Sprint Nextel. Diversified manufacturer Danaher continues to be our only holding among Industrials (conglomerates).

JNL/Putnam Equity Fund (Class A)

S&P 500 Index = $22,444

JNL/Putnam Equity Fund = $17,702

Average Annual
Total Returns

1 year	13.75%

5 year	6.18%

Since inception	5.87%

(Inception date May 15, 1995).
Prior to May 1, 1997, the Fund
was managed by Phoenix
Investment Counsel, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Putnam Midcap Growth Fund

Putnam Investment Management, LLC

Midcap Growth Team

Objective:

The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

Money Manager Commentary:

U.S. equity markets grappled with various worries during the year, but overcame them all to post excellent gains for the year. The price of oil, although well off its highs for the year, was a salient issue throughout the last half of 2006 as threats to supplies from Iran, Nigeria, and Venezuela and the specter of production cuts by OPEC contributed to price swings. Fears about the economic repercussions of softness in housing and a possible abrupt pricking of the housing "bubble" also weighed on investors. Throughout the year, the intentions and actions of the Federal Reserve Board, kept investors guessing.

The JNL/Putnam Midcap Growth Fund underperformed its benchmark, the Russell Midcap Growth Index for the 12-month period ended December 31, 2006. Performance was assisted by strong stock selection within Information Technology, Materials, and Consumer Staples. Negative results stemmed from unrewarded stock selection within Health Care and Financials.

Select holdings within the Information Technology sector added to relative performance. The Fund's holdings within the sector were up over 12.60% for the year, vs. the Russell Mid Cap Growth Index’s 8.30% return. Strong stock selection over the period stemmed from holdings within the electronics and semiconductor production equipment industries. Electronics stocks benefited early in the year from the pickup in semiconductors due to shortages in inventory given strong demand levels. Our sizeable overweight to semiconductor company, Broadcom Corp., put it among the portfolio's best performers, with shares reaching 52-week highs in the beginning of 2006 due to stronger than expected fourth-quarter 2005 results on surging demand for Apple's video iPods and video processors. Our overweight to Lam Research proved positive as well, as shares of the semiconductor equipment manufacturer rose over 41% during 2006.

Performance across the Consumer sectors aided relative performance for the year. Positive momentum was linked to further gains in consumer and business spending, which provided a base for economic growth in the first half of the year. Later in the year these sectors benefited from increased consumer spending related to a cooler September and the start of back-to-school shopping, as well as a decrease in pressure on discretionary spending with a reduction in oil prices and stabling interest rates. The Fund benefited over the year from the successes of specialty retailers American Eagle Outfitters and Guess. The market responded favorably to American Eagle Outfitters' strong comparable-store sales increases, which led management to raise third-quarter earnings guidance. As American Eagle demonstrated itself as a market leader for the back-to-school teen customer, shares gained 104% during the year, making it the portfolio's best performer for that period. Shares of teen retailer Guess also rose during the year, gaining over 78%. More than half of this success was driven by third quarter results as the company reported earnings-per-share figures that far surpassed expectations and increased its European sales, which rose 73% over that period.

The Health Care sector had the most negative effect on performance. Our holdings within the sector lagged, returning -5.61%, while the benchmark's holdings returned 5.80%. Overweighting biotechnology and HMO stocks accounted for part of the weakness. Not owning richly valued Celgene, which had a speculative rally during the year, hurt relative results. The remaining weakness stemmed from holdings in capital goods and financials.

The Financial sector also restrained relative results. The Fund's holdings within the sector returned a modest 9.26%, while the benchmark returned over 18%. Overweight positions in the consumer finance industry (Accredited Home and Nelnet) hindered relative results over the year. Education finance lender Nelnet, faced higher expenses, spread compression, and a shift to lower margin products, which in the end offset earlier momentum putting downward pressure on shares during 2006. Shares of Nelnet hurt performance as they trailed lower, falling by more than 32%.

The Fund’s management team takes a bottom-up approach to building portfolios. We seek to identify the most attractive investment opportunities, based on an assessment of growth prospects in relation to current valuations, while at the same time considering overall Fund risk parameters. Growth, quality, and valuation are effective generators of excess return over time and are not highly correlated. The Fund continues to invest in stocks across various sources of alpha using an integrated approach based on historical and forecasted measures of growth, valuation, and quality. Any one or all of these sources of performance may be in favor within the growth-stock universe at a given time, and the flexibility to take advantage of all of them enables the Fund to pursue more dependable returns over time while helping to limit the Fund's risk exposures. Additionally, our research shows that these uncorrelated sources of return, reconciled with the team's industry expertise, should generate consistent excess return.

JNL/Putnam Midcap Growth Fund (Class A)

JNL/Putnam Midcap Growth Fund = $9,590

Russell Midcap Growth Index = $9,561

Average Annual
Total Returns

1 year	5.73%

5 year	5.81%

Since inception	-0.63%

(Inception date May 1,2000).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Putnam Value Equity Fund

Putnam Investment Management, LLC

Largecap Value Team

Objective:

The investment objective of the JNL/Putnam Value Equity Fund is capital growth, with income as a secondary objective.

Money Manager Commentary:

U.S. equity markets grappled with various worries during the year but overcame them all to post excellent gains for the year. The price of oil, although well off its highs for the year, was a salient issue throughout the last half of 2006 as threats to supplies from Iran, Nigeria, and Venezuela and the specter of production cuts by OPEC contributed to price swings. Fears about the economic repercussions of softness in housing and a possible abrupt pricking of the housing "bubble" also weighed on investors. Throughout the year, the intentions and actions of the Federal Reserve Board kept investors guessing.

The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period ended December 31, 2006. The Fund was assisted by strong stock selection within the Consumer Staples and Information Technology; and also by underweighting the Industrials (conglomerates) sector. Negative impacts were derived from adverse stock selection within Telecommunication Services and Health Care.

Select holdings within Consumer Staples added to relative performance. For the year, the Fund's holdings within the sector were up almost 30%, vs. the S&P 500's 15.79% return. There was particularly strong stock selection in tobacco and schools - education and training industries. The tobacco company, Carolina Group, benefited from a favorable court ruling in November and hit a 52-week high during the year. The Fund also benefited from underweighting the Industrials (conglomerates) sector. The sector was one of the bottom-performers within the S&P 500 Index.

Among Information Technology, the Fund's holdings were up almost 11% versus the S&P 500's almost 9%. In communications equipment, the Fund's holding in Cisco returned almost 60% during the period, and we sold out of the position on its strength. In technology services, shares of Accenture, the number two consulting firm, rose steadily throughout the period.

The Health Care sector restrained relative results. Our holdings within the sector only returned 5.47%, while the benchmark's holdings returned over 7%. Shares of medical technology company Boston Scientific underperformed throughout the period. The company suffered from missteps during its acquisition of Guidant, problems with its drug-coated stents (that they might cause a slightly elevated risk of clots), and problems with its implantable cardioverter defibrillators (ICDs). Boston Scientific's stock was down almost 30% during the year. Within health care services, Cardinal Health shares were hurt early in the year as the company announced that its first quarter net profit fell 60% on weaker results in its drug distribution business and costs associated with discontinued operations as it moves to divest underperforming businesses.

Telecommunication Services had the most negative effect on performance. The Fund's underweight positions in regional bells (Bellsouth) and telephone (AT&T) hindered results. Additionally, the Fund's position in telecommunications (Sprint Nextel) detracted from overall performance. The company reported disappointing financials due to the heavy industry competition for attracting and retaining traditional mobile phone customers. The company continues to work out the integration of the Sprint and Nextel technologies and improve its marketing message and product line.

Your portfolio management team remains committed to investing in statistically compelling, fundamentally attractive value equities. Our approach and investment time horizon demands patience, but we believe the long-term reward is performance, dependability, and consistency over time.

The Financial sector is overweight and remains the largest sector in absolute terms. The Fund is focused on companies likely to demonstrate respectable revenue growth, strong cost controls, and favorable credit/loss experience. We have increased positions within the insurance (AIG, Berkshire Hathaway), investment/banking brokerage (Goldman Sachs, Bear Stearns, E*Trade), and consumer finance industries (Countrywide Financial, Capital One).

The Utilities sector is currently overweight and has increased during the fourth quarter. We are finding value within certain electric utility companies. We made our largest increase in exposure to this sector during the year, and the sector is now the second-greatest overweight in the Fund.

Regarding Health Care, we moved from an overweight to an underweight position. During the year we trimmed positions within pharmaceuticals (Johnson & Johnson, Wyeth), health care services (Cardinal Health, Cigna), and medical technology (Boston Scientific, Becton Dickinson).

We also trimmed our Information Technology position, making it the Fund's biggest underweight. The Fund used recent appreciation to exit its position in Cisco (communications equipment). We sold off positions in the computers (Hewlett-Packard), software (Microsoft), and electronics (Intel) industries.

JNL/Putnam Value Equity Fund (Class A)

S&P 500 Index = $22,444

JNL/Putnam Value Equity Fund = $17,649

Average Annual
Total Returns

1 year	13.03%

5 year	5.36%

10 year	5.84%

Prior to May 1, 1997, the Fund
was managed by PPM America,
Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds

Standard & Poor’s Investment Advisory Services, LLC

David J. Braverman & Joshua M. Harari

Money Manager Commentary:

JNL/S&P Managed Aggressive Growth Fund

JNL/S&P Managed Conservative Fund

JNL/S&P Managed Growth Fund

JNL/S&P Managed Moderate Fund

JNL/S&P Managed Moderate Growth Fund

JNL/S&P Retirement 2015 Fund

JNL/S&P Retirement 2020 Fund

JNL/S&P Retirement 2025 Fund

JNL/S&P Retirement Income Fund

Objectives: The investment objective of the JNL/S&P Managed Aggressive Growth Fund is capital growth. The investment objective of the JNL/S&P Managed Conservative Fund is capital growth and current income. The investment objective of the JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective. The investment objective of the JNL/S&P Retirement Income Fund is high current income and as a secondary objective, capital appreciation. The investment objective of the JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective. The investment objective of the JNL/S&P Managed Moderate Growth Fund is capital growth and current income. The investment objective of the JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, and JNL/S&P Retirement 2025 Fund is high total return until their respective target retirement date. After the respective target retirement date, each Fund's objective will be to seek high current income and as a secondary objective, capital appreciation.

Equity markets performed well in 2006, with a year-end rally resulting in a total return of 15.79% for equities as measured by the S&P 500 Index. The gain for the year exceeded our expectations, as the S&P 500 Index ended 2006 well above our target of 1350, and closer to our year-end 2007 target than we expected given the uncertainties facing U.S. markets. Chief among our concerns is slowing growth in consumer spending as slumping home prices diminishes consumer confidence. Furthermore, a mild inversion of the yield curve has persisted, raising fears of an economic downturn. We do not think there will be a recession in 2007, but we are gradually adjusting equity allocations to reduce exposure to domestic equity markets while further increasing international equity investments; total equity exposure has been reduced. We expect currency movements to favorably impact returns for U.S. investors in overseas markets in 2007. In addition, after emphasizing short-term investments in recent years, we are beginning to lengthen the duration of fixed-income exposures. This reflects our expectation that the Federal Reserve will begin reducing interest rates in 2007.

The 2006 advance in U.S. equities reflected a continued willingness by investors to look past their fears of a near-term economic slow down and focus on the Federal Reserve Board's recognition of the moderating pace of the economy. The market was encouraged by a decline in world energy prices, which should have the same impact on the economy as a tax cut, increasing disposable income and stimulating consumer spending. While the question remains as to whether this will be enough to offset the depressing impact of the steep pullback in housing prices, for now at least, investors remain optimistic.

After 17 consecutive 25 basis point rate hikes, the Federal Reserve Board halted its relentless advance at mid-year. It seems increasingly likely that the Fed's next move will be to reduce interest rates from the 5.25% plateau in place since June 2006. We expect the initial cut to occur in the middle of 2007, assuming no negative surprises on the inflation front.

We are into the fifth year of the bull market that began in October 2002 and equity market indices are at levels not seen since 2000. We view the current situation differently than that in 2000. Earnings on equity index components are substantially higher than they were at the last market peak. Thus, while nominal index levels reach record highs, market valuations remain reasonable. In fact, market multiples have been contracting even as the market has advanced. Earnings have grown faster than stock prices, in marked contrast to the "bubble" market of the late 1990s when prices of individual equities rose even when earnings were nonexistent.

In 2006, all five of the JNL/S&P Managed Funds outperformed a blended index of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index reflective of the particular Fund's individual investment policies. Funds benefited from high exposures to international equities, as well as, a focus on large cap domestic equities. The JNL/S&P Managed Aggressive Growth Fund returned 15.57%, compared with 14.60% for a blended index, comprised of 90% S&P 500 Index and 10% Lehman Brothers Aggregate Bond Index. The JNL/S&P Managed Growth Fund returned 14.15%, compared with 13.43% for an 80% S&P 500 Index / 20% Lehman Brothers Aggregate Bond Index blended benchmark. The JNL/S&P Managed Moderate Growth Fund returned 12.17%, compared with 11.11% for a 60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index benchmark. The JNL/S&P Managed Moderate Fund registered a return of 10.39%, versus 8.82% for a blend benchmark of 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index. The JNL/S&P Managed Conservative had a return of 7.85%, compared with a 6.56% return for a blended benchmark comprised of 20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index.

The JNL/S&P Retirement Date Funds were inaugurated on January 17, 2006 and had a successful first year. In 2006, three of the four JNL/S&P Retirement Date Funds outperformed a blended index of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index reflective of the particular Fund's individual investment policies. Funds benefited from high exposures to international equities, as well as, a focus on large cap domestic equities. The JNL/S&P Retirement Income Fund returned 7.40%, compared with 7.25% for a blended index, comprised of 35% S&P 500 Index and 65% Lehman Brothers Aggregate Bond Index. The JNL/S&P Retirement Date 2015 Fund returned 10.00%, compared with 10.59% for a 75% S&P 500 Index / 25% Lehman Brothers Aggregate Bond Index blended benchmark. The JNL/S&P Retirement Date 2020 Fund returned 11.20%, compared with 11.00% for an 80% S&P 500 Index / 20% Lehman Brothers Aggregate Bond Index benchmark. The JNL/S&P Retirement Date 2025 Fund registered a return of 12.00%, versus 11.00% for a blend benchmark of 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index.

JNL/S&P Funds (Continued)

Standard & Poor’s Investment Advisory Services, LLC

David J. Braverman & Joshua M. Harari

JNL/S&P Managed Aggressive Growth Fund (Class A)

JNL/S&P Managed Aggressive Growth Fund = $17,465

Lehman Brothers Aggregate Bond Index = $16,441

S&P 500 Index = $14,767

Average Annual
Total Returns

1 year	15.57%

5 year	7.90%

Since inception	6.59%

(Inception date April 8, 1998).

JNL/S&P Managed Conservative Fund (Class A)

S&P 500 Index = $13,028

JNL/S&P Managed Conservative Fund = $11,579

Lehman Brothers Aggregate Bond Index = $10,788

Average Annual
Total Returns

1 year	7.85%

Since inception	6.72%

(Inception date October 4, 2004).

JNL/S&P Managed Growth Fund (Class A)

JNL/S&P Managed Growth Fund = $17,399

Lehman Brothers Aggregate Bond Index = $16,441

S&P 500 Index = $14,767

Average Annual
Total Returns

1 year	14.15%

5 year	7.81%

Since inception	6.54%

(Inception date April 8, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds (Continued)

Standard & Poor’s Investment Advisory Services, LLC

David J. Braverman & Joshua M. Harari

JNL/S&P Managed Moderate Fund (Class A)

S&P 500 Index = $13,028

JNL/S&P Managed Moderate Fund = $12,216

Lehman Brothers Aggregate Bond Index = $10,788

Average Annual
Total Returns

1 year	10.39%

Since inception	9.29%

(Inception date October 4, 2004).

JNL/S&P Managed Moderate Growth Fund (Class A)

JNL/S&P Managed Moderate Growth Fund = $16,534

Lehman Brothers Aggregate Bond Index = $16,441

S&P 500 Index = $14,647

Average Annual
Total Returns

1 year	12.17%

5 year	7.10%

Since inception	5.93%

(Inception date April 9, 1998).

JNL/S&P Retirement 2015 Fund (Class A)

S&P 500 Index = $11,281

JNL/S&P Retirement 2015 Fund = $11,000

Lehman Brothers Aggregate Bond Index = $10,432

Total Return

Since inception	10.00%

(Inception date January 17, 2006).

*Tracking for the S&P 500 Index and the Lehman Brothers Aggregate Bond Index benchmarks began on January 31, 2006

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds (Continued)

Standard & Poor’s Investment Advisory Services, LLC

David J. Braverman & Joshua M. Harari

JNL/S&P Retirement 2020 Fund (Class A)

S&P 500 Index = $11,281

JNL/S&P Retirement 2020 Fund = $11,130

Lehman Brothers Aggregate Bond Index = $10,432

Total Return

Since inception	11.20%

(Inception date January 17, 2006).

JNL/S&P Retirement 2025 Fund (Class A)

S&P 500 Index = $11,281

JNL/S&P Retirement 2025 Fund = $11,200

Lehman Brothers Aggregate Bond Index = $10,432

Total Return

Since inception	12.00%

(Inception date January 17, 2006).

JNL/S&P Retirement Income Fund (Class A)

S&P 500 Index = $11,281

JNL/S&P Retirement Income Fund = $10,740

Lehman Brothers Aggregate Bond Index = $10,432

Total Return

Since inception	7.40%

(Inception date January 17, 2006).

*Tracking for the S&P 500 Index and the Lehman Brothers Aggregate Bond Index benchmarks began on January 31, 2006

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Balanced Fund

Wellington Management Company, LLP

Edward P. Bousa, CFA & John C. Keogh

Objective:

The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

Money Manager Commentary:

The Fund returned 13.65% for the twelve-month period ended December 31, 2006. Over this time period, the Fund outperformed the custom benchmark of 65% S&P 500 / 35% Lehman Brothers Aggregate Bond return of 11.78%.

Over the last twelve months, the equity markets posted higher returns. Equity markets rose early in 2006 as the U.S.Federal Reserve hinted at an end to rate hikes, then sold off during the second quarter amid concerns that higher energy prices and rising US interest rates would choke off global economic growth. Markets regained their footing in the third quarter as investors focused on the end to US rate hikes, falling energy prices, and continued strong global corporate earnings growth. Additionally, value-oriented stocks outperformed growth-oriented stocks, as the Russell 1000 Value Index returned 22.39% versus 5.93% for the Russell 1000 Growth Index. During the period, the top performing sectors within the broad market, represented by the S&P 500, were Telecommunication Services (+36.92%), Energy (+24.27%), Utilities (+21.06%), and Materials (+18.81%).

The equity portion of the Fund's outperformance relative to the S&P 500 was attributable to a combination of positive stock selection and sector allocation within the Energy, Industrials, Information Technology, and Health Care sectors. Stock selection was positive in each of these sectors. Our overweights in Energy and Industrials and underweights in Information Technology and Health Care were also additive.

The top three contributors to performance, on an absolute basis, during the period were Exxon Mobil (Energy), AT&T (Telecommunication Services), and Chevron (Energy). AT&T benefited from stabilization of long distance pricing. Chevron shares rose, as it remains an exploration-focused company whose significant upstream projects should provide visibility to future growth over the next several years.

The largest detractors, on an absolute basis, included Sprint Nextel, Newmont Mining, and Eli Lilly. During the period, shares of Sprint Nextel fell on lower quarterly earnings and concerns over increased capital expenditures related to the build-out of a high-speed wireless network. We are becoming increasingly cautious on the stock despite its reasonable valuation. Gold producer Newmont Mining declined as lingering problems at several mines held back production and operating margins. Eli Lilly struggled during the period as negative stories in the New York Times alleged that the company knew of negative side effects from Zyprexa, the drug that treats both schizophrenia and bipolar disorder.

Performance has been driven more by interest rate strategies than by security selection this year as we have successfully avoided most of the corporate bond issues that have been through some kind of voluntary or involuntary event. Within the credit spectrum, our holdings have been concentrated in banks, brokers, REITs, utilities, and in non-corporate issuers such as government agencies, taxable municipal bonds, and sovereigns. These issuers are sensitive to the importance of their credit ratings or their bonds have covenants that protect bondholders from adverse actions.

Typically, in a period when interest rates are rising, bond investors would hope to have enough income by year-end to offset principal losses and end up with positive returns. This is what happened this year as the Fed's transparency policies have provided for a more methodical shift in yields and probably reduced principal losses versus what has happened in past cycles. Early in the year, we kept the bond duration long, thinking that the yield curve had adequately priced in further Fed tightening. This proved not to be the case and we eventually capitulated to a neutral position. Additionally, our exposure to TIPS worked well early in the year as energy prices spiked but detracted from later returns as oil prices retreated. Our underweight to the corporate bond sector might normally have detracted from returns slightly but our overweight to MBS and CMBS more than offset this shortfall. As we look forward, fixed income returns should surpass 2006 but we feel that a period of a flat yield curve, low interest rate volatility, and narrow yield spreads will offer few opportunities for outsized returns for quality-conscious bond investors.

JNL/Select Balanced Fund (Class A)

JNL/Select Balanced Fund = $24,655

S&P 500 Index = $22,444

Lehman Brothers Aggregate Bond Index = $18,263

Average Annual
Total Returns

1 year	13.65%

5 year	9.60%

10 year	9.44%

Prior to May 1, 1997, the Fund
was managed by Phoenix
Investment Counsel, Inc.
Prior to October 2, 2004, the Fund
was managed by PPM America,
Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Global Growth Fund

Wellington Management Company, LLP

Andrew S. Offit, CPA, Jean-Marc Berteaux

Objective:

The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

Money Manager Commentary:

The Fund returned 13.31% for the twelve-month period ended December 31, 2006. Over this time period, the Fund trailed the MSCI World Growth benchmark return of 18.25%.

Global equity markets finished the year strongly, helped by robust merger and acquisition activity and solid cash flows, allowing companies to increase shareholder returns through share repurchases, increased dividend payments, and earnings growth. Defying market expectations at the start of the year, value stocks continued to dominate growth stocks. The MSCI World Value Index outperformed the MSCI World Growth Index by an astonishing 1,040 basis points for the year, marking the seventh consecutive year of value outperformance. Within MSCI World Growth, all sectors had positive returns during the quarter, led by Utilities, Telecommunication Services, and Materials. The Health Care and Information Technology sectors lagged.

The Fund's underperformance during the period was driven by its sector allocation, which is a result of our bottom-up investment process. Underweights versus the benchmark in Materials, Consumer Staples, Energy, and Utilities detracted from results for the period. In addition, the Fund was hurt by poor stock selection within Consumer Discretionary. Within this sector, positions in Rakuten and Sirius Satellite hurt performance during the period. Rakuten, Japan's leading online retailer was negatively impacted by volatility in Japanese Internet stocks. Sirius Satellite shares declined on decelerating subscriber growth and higher customer acquisition costs.

Other stocks that detracted from both absolute and relative performance during the period were SanDisk (Technology Hardware & Equipment), Marvell Technology (Semiconductors & Semiconductors Equipment), and Electronic Arts (Software & Services). SanDisk, manufacturer of flash memory, declined on short term concerns of oversupply in NAND flash memory and subsequent pricing pressures. Marvell Technology declined on weak earnings and lowered guidance. Electronic Arts stock fell as consumers delayed purchases in anticipation of next generation console launches.

On a positive note, good stock selection within the Financials, Telecommunication Services, Industrials, and Health Care sectors helped performance during the period. Positions in Goldman Sachs and Standard Charter added to both absolute and relative performance. Goldman Sachs stock rose as strong capital markets and robust investment banking activity drove earnings growth. Within Telecommunication Services, America Movil and American Tower produced positive returns as well. America Movil, a Mexican based wireless operator, rose on strong earnings and higher projected subscriber growth.

JNL/Select Global Growth Fund (Class A)

JNL/Select Global Growth Fund = $18,064

MSCI World Growth Index = $17,877

Average Annual
Total Returns

1 year	13.31%

5 year	3.04%

10 year	6.09%

Prior to May 1, 2004, the Fund
was managed by Janus
Capital Management, LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Large Cap Growth Fund

Wellington Management Company, LLP

John A. Boselli, CFA, Andrew J. Shilling, CFA

Objective:

The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

Money Manager Commentary:

The Fund returned 4.60% for the twelve-month period ended December 31, 2006. Over this time period, the Fund trailed the Russell 1000 Growth benchmark return of 5.93%.

The Fund trailed its benchmark in a period of underperformance for growth investing. The Russell 1000 Growth Index return of 5.93% return was below the 22.39% return posted by the Russell 1000 Value, a bias that was repeated across the capitalization spectrum. Equity markets gained momentum in the first part of the year due to strength in corporate earnings, a solidifying global economy, and benign inflation. During the second quarter, concerns about rising inflation, slowing economic growth, and climbing interest rates precipitated negative returns. During the later part of the year, equity markets generally rose as a halt in interest rate hikes by the Federal Reserve offset concerns of a slowing housing market. Robust merger and acquisition activity and a decent retail environment helped equity markets end the year on a strong note. The Fund's underperformance was concentrated in the latter part of the year as it slightly trailed the benchmark in the January - June period.

The Fund underperformed in this environment due to stock selection, primarily in the Information Technology sector. Positions in select software and semiconductor companies (Marvell Technology, Electronic Arts, and SanDisk) hurt returns. Marvell Technology declined on weak earnings and lowered guidance. Electronic Arts' stock fell as consumers delayed purchases in anticipation of next generation console launches. Shares of SanDisk, a flash storage device maker, fell as price declines in NAND flash memory raised concerns about an over-supplied market. Stock selection within the Health Care sector also hurt relative performance.

The Fund’s overweight to Financial stocks and good stock selection in Industrials were the greatest source of value added during the year. Top contributors in Financials included Chicago Mercantile, Countrywide, and UBS. Shares of the world's largest trading market, Chicago Mercantile Exchange, continued their ascent alongside rising trading volumes and expansion of its electronic trading platform, Globex. UBS, one of the world's fastest growing and most profitable wealth managers, reported strong performance in the beginning of the year. Top individual contributors in the Industrials sector included capital goods companies Boeing and General Dynamics which rose with strong trends in aerospace spending and global infrastructure.

JNL/Select Large Cap Growth Fund (Class A)

JNL/Select Large Cap Growth Fund = $22,168

Russell 1000 Growth Index = $15,870

Average Annual
Total Returns

1 year	4.60%

5 year	3.07%

10 year	8.28%

Prior to May 1, 2004, the Fund
was managed by Janus
Capital Management, LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Select Value Fund

Wellington Management Company, LLP

Karen H. Grimes, CFA, John R. Ryan, CFA

Objective:

The investment objective of the JNL/Select Value Fund is long-term growth of capital.

Money Manager Commentary:

For the 12-month period ended December 31, 2006, the Fund returned 20.86%, trailing the Russell 1000 Value Index return of 22.39%.

During the period, value stocks outperformed Growth and the broader market which supported the Fund's positive absolute return for the period. Stocks rallied during the fourth quarter, boosted by the continued easing of energy prices, strong merger & acquisition activity, and benign employment trends. Value stocks continued to outperform during the period and once again left growth indexes in the dust. Small caps outperformed mid caps, and both outperformed large caps.

In the Fund, positive performance from holdings in the Financials and Industrials sectors was offset by weak results from holdings in the Materials, Health Care, and Utilities sectors. Positions in Goldman Sachs and Bank of America contributed to absolute performance. Goldman Sachs rose as strong capital markets along with robust investment banking prospects increased earnings expectations and generated strong stock performance. Shares of Bank of America also rose as the company attributed its strong results to record trading revenue, and to increased credit-card fees from its recent acquisition of MBNA.

The largest relative detractors from performance were Wellpoint Health (Health Care), Nike (Consumer Discretionary), and Dow Chemical (Materials). Our overweight position in Health Care, a sector traditionally viewed as a safe economic haven and where valuations are attractive, did little to help during the period. On-going worries about adverse fashion changes and tough results from footwear retailers hurt Nike. We continue to hold Wellpoint and Dow Chemical but have eliminated our position in Nike.

JNL/Select Value Fund (Class A)

JNL/Select Value Fund = $22,184

Russell 1000 Value Index = $20,479

Average Annual
Total Returns

1 year	20.86%

Since inception	20.58%

(Inception date September 30,
2002).

Prior to October 4, 2004, the Fund
was managed by PPM America,
Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T.Rowe Price Established Growth Fund

T.Rowe Price Associates, Inc.

Investment Advisory Committee

Objective:

JNL/T.Rowe Price Established Growth Fund seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

Money Manager Commentary:

The Fund posted solid positive results for the year but trailed the benchmark Standard & Poor’s 500 Stock Index, although it outpaced its peers in the Lipper Large Cap Growth Funds Index. Stock selection resulted in outperformance of the Consumer Discretionary, Telecommunication Services, and Industrials and Business Services sectors relative to the S&P 500 benchmark. Overweighting the lagging Health Care and Information Technology sectors was detrimental, as was underweighting the high-performing Energy sector.

Despite a sharp decline in mid-year, U.S. stocks rose strongly in 2006, and the market posted the fourth consecutive year of gains since the end of the 2000-2002 bear market. Several major indexes reached six-year highs. Earnings were lifted by substantial merger and leveraged buyout activity and continued corporate earnings growth despite an overall economic deceleration. A halt in the Federal Reserve’s series of interest rate increases encouraged investors, as did the slackening of oil prices. Telecommunication Services and Energy were the leading sectors among large caps. Small caps continued to outpace large caps for the year, and value stocks outperformed growth, although the gap has narrowed in recent months.

Consumer Discretionary was the portfolio’s best relative performing sector, rising on strength in gaming stocks. Casino operators Wynn Resorts and MGM Mirage rose on investor hopes for growth in Macao, and slot machine maker International Game Technology was lifted by strong replacement sales. Retailers Kohl’s and Amazon.com (which registered surprisingly strong fourth-quarter revenues) made positive contributions.

Stock selection drove outperformance in Telecommunication Services, with non-U.S. companies making significant contributions. Wireless providers America Movil (Mexico) and Bharti Airtel (India) performed well. Overweighting Canadian providers Rogers Communications and Telus proved beneficial. The portfolio foresees positive trends in mobile communications in under-penetrated markets and in wireless towers for North America.

Underweighting Industrials and Business Services, as well as stock selection, produced positive results relative to the S&P index. Notable contributors for the period included machinery makers Danaher, Joy Global, and Deere, along with defense company General Dynamics. The portfolio added to conglomerates General Electric and Tyco on their above-average growth prospects, but this cyclical sector will normally be underweighted because it comprises fewer growth stories.

Overweighting health care providers and services significantly detracted, as the industry continued to lag through the year. UnitedHealth Group, also hit by a stock-options backdating scandal that saw the resignation of its CEO, was the largest detractor. Overweights in equipment concerns St. Jude Medical and Medtronic were detrimental, weighed by slowing sales of stents and implantable cardioverter defibrillators and concerns about Medicare reimbursements and product recalls. The portfolio remains overweighted in providers and services, with their exceptional cash flow generation, and in biotechnology firms with novel therapeutics.

Information Technology performance was hurt by stock selection and a significant overweight to the lagging sector. Semiconductors and the semiconductor equipment industry were weak throughout the year, amid options backdating worries and mounting inventories in a moderating economy. Computer maker Dell slumped through year, and Yahoo! traded lower on various product and competitor concerns.

We believe that the market does not fully appreciate the strength in the U.S. and global economies and the resilience of corporate earnings and free cash flow growth. Companies producing stable earnings growth should be afforded higher prices. The portfolio seeks companies with more diversified revenue streams and those with business leverage outside the United States. Technology spending appears poised to take off as companies look to improve efficiencies to improve their margins, wireless communication proliferates in emerging markets, and as Microsoft finally launches its new operating system.

JNL/T.Rowe Price Established Growth Fund (Class A)

JNL/T.Rowe Price Established Growth Fund = $23,908

S&P 500 Index = $22,444

Average Annual
Total Returns

1 year	13.70%

5 year	5.81%

10 year	9.10%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Mid-Cap Growth Fund

T.Rowe Price Associates, Inc.

Investment Advisory Committee

Objective:

The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

Money Manager Commentary:

The Fund trailed the S&P MidCap 400 Index for the year with stock selection decisions, especially in Information Technology, the most significant detractors from relative performance. Sector weighting decisions were also negative. Stock selection in the Consumer Discretionary and Health Care sectors benefited relative results.

Despite a sharp decline from mid-May through mid-June, U.S. stocks rose strongly in 2006, the market's fourth consecutive year of gains since the end of the 2000-2002 bear market. Small-cap stocks outpaced large-caps over the year; mid-cap shares lagged both segments. Value stocks outperformed growth across all market capitalizations, but the latter have demonstrated improving relative performance in recent months.

Stock selection in IT services, software, and semiconductors and semiconductor equipment hindered relative performance in the Information Technology sector. Also hindering relative returns, global media company, CNET Networks, reported disappointing earnings, hurt by stock option expenses and other costs. The company also cut its profit forecasts. Technology spending stands at nearly a ten-year low level, which is likely unsustainable for businesses. Valuations in the sector are supportive and free cash flow continues to be strong. The Fund maintains an overweight in the sector.

Group weight in the Utilities sector detracted from relative results, as our lack of exposure to utility companies hurt. In Financials, our holdings performed well on an absolute basis, but failed to keep pace with those in the benchmark.

Within the Consumer Discretionary sector, stock selection in household durables, media, and specialty retail aided relative performance. In particular, our positions in GPS equipment maker Garmin and gaming operator Wynn Resorts were good absolute and relative contributors. We remain comfortable with our position in Garmin, a maker of handheld, portable GPS (Global Positioning System) devices. The company has executed well as its technology penetrates the consumer market, average selling prices are rising, and the company has exceeded estimates. Wynn Resorts continues to build on success in Las Vegas and expansion efforts into Macao, a potentially premier Asian gambling and entertainment destination, are going well.

Our overweight in the Telecommunication Services sector also benefited relative performance, driven by our exposure to wireless telecommunication services. The sector was the best performer in the Fund and index for the period.

Overall, we remain optimistic about the Fund's prospects, even as we are somewhat guarded about the economic environment. We will continue to utilize the same techniques for finding reasonably priced growth stocks that have served well in the past.

JNL/T.Rowe Price Mid-Cap Growth Fund (Class A)

S&P MidCap 400 Index = $39,753

JNL/T.Rowe Price Mid-Cap Growth Fund = $27,840

Russell Midcap Index = $23,908

Average Annual
Total Returns

1 year	6.76%

5 year	9.23%

10 year	11.32%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T.Rowe Price Value Fund

T.Rowe Price Associates, Inc.

Investment Advisory Committee

Objective:

The investment objective of the JNL/T.Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

Money Manager Commentary:

The Fund posted a strong return for the 12-month period but underperformed the Russell 1000 Value Index on the basis of stock selection and sector weightings. The underperformance was driven by our underweight position and stock selection in Telecommunication Services, the strongest performing sector of the Index. The Consumer Discretionary sector was the top contributor to relative performance aided by stock selection and an overweight position.

The Russell 1000 Value Index posted a strong absolute return for the year, beating the Russell 1000 Growth Index by approximately 13%. In addition to Telecommunication Services, other strong performing sectors were Energy, Consumer Staples and Consumer Discretionary. The weakest sector of the Index was Health Care, but even it returned nearly 15%. In the fourth quarter, the Health Care sector came under pressure, as investors feared the newly elected Democratic Congress might not be favorable for pharmaceutical and health care providers and services companies.

The Telecommunication Services, Health Care and Materials sectors were the primary sources of underperformance relative to the Index. Diversified telecommunication services companies returned over 50%, while the Fund's greatest exposure was to wireless companies, which returned under 2%. Health care equipment and supplies company, Boston Scientific, was the largest detractor in the portfolio due to negative investor sentiment regarding the company's bidding war for Guidant. Our biotechnology holdings also detracted mainly because vaccine company MedImmune experienced slowing revenue growth. Bowater and International Paper, two holdings in the paper and forest products industry, were the largest relative detractors in the materials sector. The forest products industry struggled as a result of higher raw material costs and sluggish demand in the U.S.

Top contributors to relative performance were the Consumer Discretionary, Financials and Utilities sectors. Cable companies within the Consumer Discretionary sector benefited from strong subscriber growth supported by attractively priced bundled offerings. Stock performance was also buoyed by merger and acquisition activity. Cablevision Systems and Comcast were among our largest contributors in the group. In the Financials sector, the Fund benefited from being overweight in the strong performing capital markets industry led by Lazard. Although the margins of many commercial banks continue to be impacted by the yield curve, our selection of companies benefited relative performance led by Royal Bank of Scotland. Electric utilities company, Entergy, was the top contributor in the Utilities sector.

Our sense is that the U.S. economy will continue to grow at a moderate pace that should support mild improvements in corporate earnings, while market returns are likely to be tempered by geopolitical instability and the budget and trade deficits. As a result, we believe earnings growth will be the market's driving force. Given our in-house proprietary research and bottom-up style of investing, we feel the Fund is well positioned for such an environment. We will continue our efforts to select stocks that are attractively valued from among companies with sound fundamentals and reasonable balance sheet integrity.

JNL/T.Rowe Price Value Fund (Class A)

JNL/T.Rowe Price Value Fund = $17,979

Russell 1000 Value Index = $15,180

Average Annual
Total Returns

1 year	20.11%

5 year	9.64%

Since inception	9.19%

(Inception date May 1, 2000).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Western High Yield Bond Fund

(Formerly JNL/Salomon Brothers High Yield Bond Fund)

Western Asset Management Company

Team Management

Objective:

The investment objective of the JNL/Western High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

Money Manager Commentary:

The Citigroup High Yield Market Index returned 11.30% for the 12-month period ending December 31, 2006. High yield outperformed the Lehman Aggregate and Emerging Markets, which returned 4.33% and 10.49%, respectively and trailed the S&P 500, which returned 15.79%. High yield generated over 800 basis points (bps) of excess return for the year. Lower-rated issuers faired better than higher-rated issuers. Specifically, CCC and lower rated issues on average gained approximately +19.40% for the period, while B's and BB's returned approximately +12.00% and +9.80% respectively. The option-adjusted spread (OAS) of the Index narrowed from +356bps as of 12/31/05 to +284bps as of 12/31/06. The best performing industries included Media Cable and Consumer Cyclical, which returned 20.37% and 16.10%, respectively. Charter Communications was the top Media Cable performer returning 34.39% for the period. Charter has, for the most part, completed their cable system upgrades and is expected to realize significant revenue increases with the rollout of new products. GM was the top performing Consumer Cyclical performer returning 28.33%. GM bondholders benefited from GM's restructuring efforts. In addition GM's sale of a majority stake in their finance unit, GMAC, helped bolster GM's liquidity profile.

New issue high yield supply totaled approximately $144bn in 2006, higher than the prior annual record of $137.7bn set in 1998. LBO acquisition financings accounted for 47% of new issue volumes, the highest level on record. The most notable transactions included the financing for HCA's $33bn LBO, the largest LBO on record and Freescale's $5.95bn transaction was the largest high yield deal ever. 2006 also marked the first time that acquisition related financing topped refinancing related transactions, approximately $68bn versus approximately $58bn. The US speculative grade default rate fell from 2.34% (on an issuer-weighted basis) at the end of 2005 to 1.82% for the year ended December 2006. A 25-year low, only 20 companies defaulted during the period. The average annual default rate from 1980-2006 was 4.52%.

In 2006, the JNL/Western High Yield Bond Fund returned 10.51%, net of fees, while its benchmark, the Citigroup High Yield Market Index, returned 11.30%. Issue selection aided relative performance due to primarily overweights to GM, Ford and Level 3 Communications which returned 28.33%, 21.93% and 33.22%, respectively and due to 8 of the 10 largest underweights underperforming the market. Sector allocation had marginal impact on performance as the positive impact of an overweight to Media Cable, which returned 2.37%, and an underweight to Utilities, which returned 9.10%, was offset by the negative impact of an overweight to Media Non-Cable, which returned 10.09% and an underweight to Consumer Cyclicals, which returned 16.10%. Ratings distribution aided relative performance due to an overweight to CCC rated issues, which returned 19.40%, and an underweight to BB rated issues, which returned 9.80%.

High yield has enjoyed a spectacular run as annual returns for the asset class have averaged over 13% the past 4 years. In our view, there is little reason to believe that the asset class shouldn't continue to outperform. Fundamental credit metrics inclusive of liquidity and leverage are well above average. Western's forecast for economic growth of between 2-2½% as well as our view that the next Fed action will be an ease should also be supportive for the sector. We acknowledge that spreads are generally tight, however, tight spreads are not unique to high yield. Mortgage, emerging market and investment grade spreads are all close to or at their all-time narrow spreads versus US treasuries. High yield, however, provides significantly more downside protection. It is our opinion that out-performance in 2007 will be largely driven by individual security/industry selection as opposed to thematic trades (e.g. overweight CCC vs. BB's, or short duration vs. benchmark). We are starting to see the emergence of some of these trends already (over 1400 basis points separated the best performing and worst performing industries in 2006).

JNL/Western High Yield Bond Fund (Class A)

Citigroup High Yield Market Index = $16,567

JNL/Western High Yield Bond Fund = $16,171

Average Annual
Total Returns

1 year	10.51%

5 year	10.09%

Since inception	5.59%

(Inception date March 2, 1998).
*Prior to May 1, 2006, the Fund
was managed by Salomon
Brothers Asset Management, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Western Strategic Bond Fund

(Formerly JNL/Salomon Brothers Strategic Bond Fund)

Western Asset Management Company

Team Management

Objective:

The primary investment objective of the JNL/Western Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

Money Manager Commentary:

Interest rates rose across the yield curve this year, driven by a tighter-than-expected Fed and a stronger-than-expected economy in the first half of the year. Short-term rates rose more than long-term rates, leaving the yield curve inverted out to the 5-year area, but still positively sloped beyond that. Following a strong first quarter, economic growth decelerated to a moderate pace over the course of the year, and a big drop in energy prices resulted in a substantial decline in headline inflation. The labor market exhibited modest but steady growth in jobs, and the unemployment rate declined from 4.9% to 4.5%. Credit spreads were tighter on balance, thanks to the relatively stable economy, low default rates, and strong profits growth. Mortgage spreads tightened as volatility trended lower over the course of the period.

In 2006, the Fund returned 4.77%, net of fees, while its benchmark, the Lehman Brothers Aggregate Bond Index, returned 4.33%. A long duration posture detracted from returns in the first half of the period as interest rates rose more than expected, but recovered most of those losses as rates declined in the second half. A modestly bulleted yield curve exposure centered on the front end of the yield curve suffered as short-term rates moved higher than expected. Overweight exposure to the mortgage-backed sector was a positive, thanks to tighter spreads and low volatility. Underweight exposure to investment grade credits was a modest negative as the sector outperformed, but an overweight to lower quality credits added to returns since they outperformed. A moderate exposure to TIPS detracted from performance due to a weaker than expected inflation adjustment for the period and a modest tightening of breakeven spreads. Our emphasis on high-yield debt was substantially rewarded as spreads narrowed, in particular on GM and Ford issues. A modest exposure to emerging market debt added to returns as spreads tightened. Nondollar bond exposure contributed positively to returns, as our decision to retain some currency exposure benefited from a weak dollar, and our choice of bond markets outperformed their domestic counterparts.

Core inflation remains a bit above the Fed's 1-2% comfort zone, but the economy is likely growing at a modestly below-average pace, thanks largely to pronounced weakness in the housing sector, and we don't see signs of any major change in direction for the next several months at least. We think the Fed is likely to view this combination of forces in a favorable light, and leave policy unchanged for the foreseeable future. We plan to follow a tactical duration posture. In deference to the downside risks still lurking in the housing market, and because we think stable short-term interest rates are likely to allow a more normal term premium to reestablish itself with time, we're holding a modest overweight exposure to the front end of the yield curve. Our primary sector overweight is to mortgage-backed securities, since they should continue to benefit from a relatively stable interest rate environment and low volatility. With credit spreads generally low, we are targeting an underweight exposure to the sector overall, with an overweight to lower quality credits where spreads still appear somewhat attractive. We think nondollar bond markets offer competitive yields and diversification benefits.

JNL/Western Strategic Bond Fund (Class A)

JNL/Western Strategic Bond Fund = $18,703

Lehman Brothers Aggregate Bond Index = $18,263

Average Annual
Total Returns

1 year	4.77%

5 year	7.17%

Since inception	6.46%

*Prior to May 1, 2006, the Fund
was managed by Salomon
Brothers Asset Management, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Western U.S. Government & Quality Bond Fund

(Formerly JNL/Salomon Brothers U.S. Government & Quality Bond Fund)

Western Asset Management Company

Team Management

Objective:

The investment objective of the JNL/Western U.S. Government & Quality Bond Fund is to obtain a high level of current income.

Money Manager Commentary:

Interest rates rose across the yield curve this year, driven by a tighter-than-expected Fed and a stronger-than-expected economy in the first half of the year. Short-term rates rose more than long-term rates, leaving the yield curve inverted out to the 5-year area, but still positively sloped beyond that. Following a strong first quarter, economic growth decelerated to a moderate pace over the course of the year, and a big drop in energy prices resulted in a substantial decline in headline inflation. The labor market exhibited modest but steady growth in jobs, and the unemployment rate declined from 4.9% to 4.5%. Credit spreads were tighter on balance, thanks to the relatively stable economy, low default rates, and strong profits growth. Mortgage spreads tightened as volatility trended lower over the course of the period.

In 2006, the JNL/Western U.S. Government & Quality Bond Fund returned 3.25%, net of fees, while its benchmark, the Citigroup Treasury Index, returned 2.95%. A long duration posture detracted from returns in the first half of the period as interest rates rose more than expected, but recovered most of those losses as rates declined in the second half. A modestly bulleted yield curve exposure centered on the front end of the yield curve suffered as short-term rates moved higher than expected. Overweight exposure to the mortgage-backed sector was a positive, thanks to tighter spreads and low volatility. A moderate exposure to TIPS detracted from performance due to a weaker than expected inflation adjustment for the period and a modest tightening of breakeven spreads.

Core inflation remains a bit above the Fed's 1-2% comfort zone, but the economy is likely growing at a modestly below-average pace, thanks largely to pronounced weakness in the housing sector, and we don't see signs of any major change in direction for the next several months at least. We think the Fed is likely to view this combination of forces in a favorable light, and leave policy unchanged for the foreseeable future. We plan to follow a tactical duration posture. In deference to the downside risks still lurking in the housing market, and because we think stable short-term interest rates are likely to allow a more normal term premium to reestablish itself with time, we're holding a modest overweight exposure to the front end of the yield curve. Our primary sector overweight is to mortgage-backed securities, since they should continue to benefit from a relatively stable interest rate environment and low volatility. We think nondollar bond markets offer competitive yields and diversification benefits.

JNL/Western U.S. Government & Quality Bond Fund (Class A)

Citigroup Treasury Index = $17,761

JNL/Western U.S. Government & Quality Bond Fund = $17,182

Average Annual
Total Returns

1 year	3.25%

5 year	4.36%

10 year	5.56%

*Prior to May 1, 2006, the Fund
was managed by Salomon
Brothers Asset Management, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2006

	Shares/Par	Value
JNL/AIM Large Cap Growth Fund
COMMON STOCKS - 97.8%
CONSUMER DISCRETIONARY - 14.4%
American Eagle Outfitters Inc.	116	$3,628
AutoZone Inc. (b)	27	3,065
Comcast Corp. - Class A (b) (l)	74	3,151
Grupo Televisa SA - ADR	110	2,971
JC Penney Co. Inc.	72	5,555
Kohl’s Corp. (b)	68	4,653
McGraw-Hill Cos. Inc.	56	3,809
News Corp. Inc. - Class A	389	8,360
Nordstrom Inc.	153	7,572
Office Depot Inc. (b)	151	5,766
Sears Holdings Corp. (b) (l)	29	4,836
TJX Cos. Inc.	136	3,873
		57,239
CONSUMER STAPLES - 5.9%
Anheuser-Busch Cos. Inc.	79	3,881
Diageo Plc	277	5,429
PepsiCo Inc.	86	5,362
Safeway Inc.	104	3,581
UST Inc. (l)	86	5,005
		23,258
ENERGY - 2.7%
Marathon Oil Corp.	62	5,706
Occidental Petroleum Corp.	100	4,894
		10,600
FINANCIALS - 15.6%
AMBAC Financial Group Inc.	40	3,602
Assurant Inc. (l)	102	5,625
Bear Stearns Cos. Inc.	29	4,676
Chubb Corp.	101	5,350
Goldman Sachs Group Inc.	72	14,299
JPMorgan Chase & Co.	101	4,899
Lehman Brothers Holdings Inc.	108	8,418
Morgan Stanley	63	5,155
Prudential Financial Inc.	81	6,913
Safeco Corp.	48	2,981
		61,918
HEALTH CARE - 14.7%
AmerisourceBergen Corp.	124	5,562
Applera Corp. - Applied Biosystems Group	124	4,558
AstraZeneca Plc - ADR	134	7,192

Forest Laboratories Inc. (b)	61	3,087
Humana Inc. (b)	70	3,871
Laboratory Corp of America Holdings (b)	96	7,052
McKesson Corp.	125	6,341
Merck & Co. Inc.	112	4,892
Roche Holding AG	27	4,861
Shire Plc	145	3,016
UnitedHealth Group Inc.	72	3,889
WellPoint Inc. (b)	51	4,022
		58,343
INDUSTRIALS - 14.9%
ABB Ltd.	457	8,198
Boeing Co.	83	7,407
General Dynamics Corp.	96	7,137
Lockheed Martin Corp.	129	11,848
Manpower Inc.	56	4,218
McDermott International Inc. (b)	100	5,108
Northrop Grumman Corp.	46	3,118
Raytheon Co.	109	5,751
Waste Management Inc.	176	6,489
		59,274
INFORMATION TECHNOLOGY - 21.3%
Accenture Ltd.	264	9,735
Amdocs Ltd. (b) (l)	191	7,393
BEA Systems Inc. (b)	360	4,525
BMC Software Inc. (b)	128	4,122
Cisco Systems Inc. (b)	556	15,184
Google Inc. - Class A (b)	7	3,315
Hewlett-Packard Co.	354	14,591
Microsoft Corp.	271	8,090
Motorola Inc.	257	5,282
Oracle Corp. (b)	552	9,453
Symantec Corp. (b)	145	3,023
		84,713
MATERIALS - 4.3%
Phelps Dodge Corp.	62	7,440
Rio Tinto Plc - ADR	28	5,893
Syngenta AG (b)	20	3,813
		17,146
TELECOMMUNICATION SERVICES - 4.0%
America Movil SA de CV - Class L - ADR	249	11,278
China Mobile Ltd.	515	4,449
		15,727
UTILITIES - 0.0%
Dynegy Inc. - Class A (b)	1	4

Total Common Stocks (cost $331,038)		388,222

SHORT TERM INVESTMENTS - 7.8%
Mutual Funds - 2.1%
JNL Money Market Fund, 5.11% (a) (d)	8,594	8,594
Securities Lending Collateral - 5.7%
Mellon GSL Delaware Business Trust Collateral Fund	22,468	22,468
Total Short Term Investments (cost $31,062)		31,062

Total Investments - 105.6% (cost $362,100)		419,284
Other Assets and Liabilities, Net - (5.6%)		-22,237
Total Net Assets - 100%		$397,047

JNL/AIM Real Estate Fund
COMMON STOCKS - 92.1%
CONSUMER DISCRETIONARY - 3.4%
Daikyo Inc. (b)	68	349
Goldcrest Co. Ltd.	9	448
Hilton Hotels Corp.	136	4,753
Starwood Hotels & Resorts Worldwide Inc.	51	3,194
		8,744
FINANCIALS - 88.7%
Aeon Mall Co. Ltd. (l)	6	350
Alexandria Real Estate Equities Inc. (l)	34	3,394
AMB Property Corp.	91	5,351
American Financial Realty Trust (l)	78	896
Archstone-Smith Trust	166	9,645
AvalonBay Communities Inc.	12	1,587
Boardwalk Real Estate Investment Trust	35	1,232
Boston Properties Inc.	90	10,047
Brandywine Realty Trust	128	4,246
Brookfield Properties Co.	15	590
Camden Property Trust	65	4,830
Canadian Apartment Properties Real Estate Investment Trusts	33	532
CapitaCommercial Trust	185	317
Capital & Regional Plc	50	1,516
CapitaLand Ltd.	149	602
CapitaMall Trust	206	391
CFS Gandel Retail Trust	294	541
Champion REIT (b)	623	301
China Overseas Land & Investment Ltd	66	89
China Resources Land Ltd	136	163
Colonial Properties Trust (l)	38	1,791
Derwent Valley Holdings Plc	9	353
Developers Diversified Realty Corp. (l)	121	7,604

DiamondRock Hospitality Co.	114	2,059
Digital Realty Trust Inc. (l)	34	1,178
Douglas Emmett Inc.	55	1,452
Education Realty Trust Inc.	47	694
Equity Inns Inc.	102	1,620
Equity Office Properties Trust	174	8,386
Equity Residential	202	10,272
Essex Property Trust Inc. (l)	48	6,191
Extra Space Storage Inc. (l)	67	1,222
Federal Realty Investors Trust	44	3,732
General Growth Properties Inc.	159	8,310
Guangzhou R&F Properties Co. Ltd.	39	85
Hang Lung Properties Ltd.	87	218
Health Care Property Investors Inc. (l)	164	6,053
Health Care REIT Inc. (l)	43	1,833
Hongkong Land Holdings Ltd.	153	609
Hopson Development Holdings Ltd.	28	79
Host Marriott Corp.	506	12,412
Joint Corp. (l)	9	331
Kimco Realty Corp.	138	6,181
Land Securities Group Plc	5	232
Liberty Property Trust (l)	26	1,258
Macerich Co.	92	7,938
Macquarie Goodman Property Trust (l)	591	599
Maguire Properties Inc.	29	1,160
Mid-America Apartment Communities Inc. (l)	39	2,232
Mitsui Fudosan Co. Ltd.	26	622
Primaris Retail Real Estate Investment Trust (l)	27	436
Prologis	240	14,590
Public Storage Inc.	81	7,917
Regency Centers Corp.	72	5,589
Simon Property Group Inc.	165	16,732
SL Green Realty Corp. (l)	82	10,927
Spirit Finance Corp.	43	534
Sumitomo Realty & Development Co. Ltd.	14	449
Sun Hung Kai Properties Ltd.	11	126
Suntec Real Estate Investment Trust	181	215
Tishman Speyer Office Fund	440	864
Tokyu REIT Inc.	-	262
United Dominion Realty Trust Inc. (l)	58	1,850
Valad Property Group	467	585
Ventas Inc.	166	7,008
Vornado Realty Trust	91	11,081
Weingarten Realty Investors (l)	56	2,582
Westfield Group	64	1,057

		226,130
Total Common Stocks (cost $195,317)		234,874

PREFERRED STOCKS - 1.9%
FINANCIALS - 1.9%
Developers Diversified Realty Corp., 7.38%	2	43
Duke Realty Corp., 6.50%	15	376
Duke Realty Corp., 6.63%	3	76
Duke Realty Corp., 7.25% (l)	24	627
Eagle Hospitality Properties, 8.25%	7	181
Entertainment Properties Trust, 5.75%	40	970
Equity Residential, 6.48%	5	124
First Industrial Realty Trust Inc., 7.25%	7	179
Hersha Hospitality Trust - Class A, 8.00% (l)	3	66
HRPT Properties Trust, 6.50%	9	231
iStar Financial Inc., 7.88%	6	141
LaSalle Hotel Properties, 7.50%	4	107
LaSalle Hotel Properties, 8.00%	9	240
Public Storage Inc., 6.50%	10	247
Public Storage Inc., 7.13%	15	379
Public Storage Inc., 7.25%	2	49
Realty Income Corp., 6.75%	10	262
Regency Centers Corp., 7.25%	8	204
Sunstone Hotel Investors Inc., 8.00% (l)	4	102
Vornado Realty Trust, 7.00%	6	154
		4,758

Total Preferred Stocks (cost $4,681)		4,758

SHORT TERM INVESTMENTS - 14.1%
Mutual Funds - 5.1%
JNL Money Market Fund, 5.11% (a) (d)	12,935	12,935
Securities Lending Collateral - 9.0%
Mellon GSL Delaware Business Trust Collateral Fund	22,991	22,991
Total Short Term Investments (cost $35,926)		35,926

Total Investments - 108.1% (cost $235,924)		275,558
Other Assets and Liabilities, Net - (8.1%)		-20,623
Total Net Assets - 100%		$254,935

JNL/AIM Small Cap Growth Fund
COMMON STOCKS - 97.8%
CONSUMER DISCRETIONARY - 14.8%
Applebee’s International Inc. (l)	15	362
Bebe Stores Inc. (l)	17	346

Charlotte Russe Holding Inc. (b)	8	257
Childrens Place Retail Stores Inc. (b)	7	426
Choice Hotels International Inc.	8	357
Coldwater Creek Inc. (b)	18	445
Dick’s Sporting Goods Inc. (b)	9	465
DSW Inc. (b) (l)	14	545
Four Seasons Hotels Inc.	3	264
HOT Topic Inc. (b) (l)	40	530
Jack in the Box Inc. (b)	12	724
Jackson Hewitt Tax Service Inc. (l)	9	308
Marvel Entertainment Inc. (b)	15	404
PF Chang’s China Bistro Inc. (b) (l)	10	379
Rare Hospitality International Inc. (b)	13	429
Shutterfly Inc. (b)	12	179
Tempur-Pedic International Inc. (b) (l)	28	570
Warnaco Group Inc. (b)	16	412
Zumiez Inc. (b) (l)	17	498
		7,900
CONSUMER STAPLES - 2.3%
Church & Dwight Co. Inc.	11	468
Longs Drug Stores Corp.	9	399
Performance Food Group Co. (b)	14	386
		1,253
ENERGY - 8.4%
Bill Barrett Corp. (b) (l)	12	313
Core Laboratories NV (b)	7	584
Dril-Quip Inc. (b)	10	377
FMC Technologies Inc. (b)	10	593
Hydril Co. (b) (l)	6	461
Input/Output Inc. (b) (l)	25	341
Range Resources Corp.	17	454
Superior Energy Services Inc. (b)	14	458
Unit Corp. (b)	10	498
Whiting Petroleum Corp. (b)	9	397
		4,476
FINANCIALS - 7.9%
Affiliated Managers Group Inc. (b) (l)	6	618
BioMed Realty Trust Inc.	13	385
East West Bancorp Inc.	6	220
Greenhill & Co. Inc. (l)	7	493
HCC Insurance Holdings Inc.	14	439
National Financial Partners Corp.	5	235
PrivateBancorp Inc.	8	324
ProAssurance Corp. (b)	8	385
SVB Financial Group (b)	10	453

Texas Capital Bancshares Inc. (b)	12	237
UCBH Holdings Inc. (l)	15	268
Virginia Commerce Bancorp. (b) (l)	8	167
		4,224
HEALTH CARE - 20.2%
Alkermes Inc. (b) (l)	17	225
Allscripts Healthcare Solutions Inc. (b) (l)	18	494
American Medical Systems Holdings Inc. (b)	24	439
CV Therapeutics Inc. (b) (l)	10	137
Eclipsys Corp. (b)	22	453
Genesis HealthCare Corp. (b) (l)	10	453
Gen-Probe Inc. (b)	8	430
Home Diagnostics Inc. (b)	14	147
Human Genome Sciences Inc. (b) (l)	20	245
Integra LifeSciences Holdings Corp. (b)	11	459
inVentiv Health Inc. (b)	12	432
Kyphon Inc. (b)	8	323
LifePoint Hospitals Inc. (b)	13	439
Magellan Health Services Inc. (b)	9	372
Medicines Co. (b)	15	472
Medics Pharmaceutical Corp. (l)	12	411
Mentor Corp. (l)	8	412
Millipore Corp. (b) (l)	5	325
Myriad Genetics Inc. (b) (l)	11	346
Nektar Therapeutics (b) (l)	15	226
NuVasive Inc. (b) (l)	21	476
Palomar Medical Technologies Inc. (b) (l)	2	103
Parexel International Corp. (b)	13	376
Pediatrix Medical Group Inc. (b)	8	415
Santarus Inc. (b) (l)	23	179
Sciele Pharma Inc. (b) (l)	18	432
United Therapeutics Corp. (b)	6	322
Varian Inc. (b)	10	452
VCA Antech Inc. (b)	12	395
Wright Medical Group Inc. (b) (l)	17	389
		10,779
INDUSTRIALS - 13.0%
Actuant Corp. - Class A	7	342
Acuity Brands Inc.	11	555
Advisory Board Co. (b)	5	262
Bucyrus International Inc. - Class A	9	472
Ceradyne Inc. (b)	7	411
CoStar Group Inc. (b) (l)	7	400
Forward Air Corp. (l)	11	333
General Cable Corp. (b)	14	597

HUB Group Inc. - Class A (b)	13	348
Korn/Ferry International (b)	22	503
Pike Electric Corp. (b)	25	412
Regal-Beloit Corp. (l)	9	498
Swift Transportation Co. Inc. (b)	15	386
Thomas & Betts Corp. (b)	11	501
TransDigm Group Inc. (b)	12	318
United Industrial Corp. (l)	5	267
WESCO International Inc. (b)	6	354
		6,959
INFORMATION TECHNOLOGY - 26.9%
Aeroflex Inc. (b)	33	390
Ansys Inc. (b)	9	406
aQuantive Inc. (b) (l)	17	430
Blackboard Inc. (b) (l)	17	509
Cirrus Logic Inc. (b)	51	354
Cogent Inc. (b) (l)	16	178
Coherent Inc. (b)	13	413
DealerTrack Holdings Inc. (b) (l)	11	329
Emulex Corp. (b) (l)	26	508
Epicor Software Corp. (b)	8	112
Euronet Worldwide Inc. (b) (l)	19	550
F5 Networks Inc. (b)	9	662
FormFactor Inc. (b) (l)	9	323
Global Payments Inc.	7	311
Informatica Corp. (b) (l)	44	543
Kronos Inc. (b)	9	347
Micros Systems Inc. (b) (l)	9	497
Microsemi Corp. (b)	23	459
MicroStrategy Inc. - Class A (b)	4	466
MPS Group Inc. (b)	29	407
NetGear Inc. (b) (l)	22	576
Nice Systems Ltd. - ADR (b)	14	438
Orbotech Ltd. (b)	10	264
Polycom Inc. (b)	21	649
Power Integrations Inc. (b)	17	391
Silicon Laboratories Inc. (b)	12	421
SiRF Technology Holdings Inc. (b) (l)	16	420
Tessera Technologies Inc. (b)	13	539
THQ Inc. (b)	23	751
Trimble Navigation Ltd. (b)	13	638
ValueClick Inc. (b)	20	469
Varian Semiconductor Equipment Associates Inc. (b)	14	627
		14,377
MATERIALS - 1.8%

Carpenter Technology Corp.	5	496
Eagle Materials Inc. (l)	11	469
		965
TELECOMMUNICATION SERVICES - 2.0%
NeuStar Inc. - Class A (b) (l)	14	444
SBA Communications Corp. (b)	22	612
		1,056
UTILITIES - 0.5%
ITC Holdings Corp.	7	278
Total Common Stocks (cost $43,643)		52,267

SHORT TERM INVESTMENTS - 30.4%
Mutual Funds - 1.6%
JNL Money Market Fund, 5.11% (a) (d)	844	844
Securities Lending Collateral - 28.8%
Mellon GSL Delaware Business Trust Collateral Fund	15,428	15,428
Total Short Term Investments (cost $16,272)		16,272

Total Investments - 128.2% (cost $59,915)		68,539
Other Assets and Liabilities, Net - (28.2%)		-15,059
Total Net Assets - 100%		$53,480

JNL/Alger Growth Fund
COMMON STOCKS - 96.1%
CONSUMER DISCRETIONARY - 14.4%
Best Buy Co. Inc.	40	$1,943
EchoStar Communications Corp. (b)	30	1,158
Federated Department Stores Inc.	89	3,405
Gap Inc.	115	2,246
Garmin Ltd. (l)	21	1,186
Harrah’s Entertainment Inc.	28	2,283
Home Depot Inc. (l)	25	984
Laureate Education Inc. (b)	82	3,993
Melco PBL Entertainment Macau Ltd. (b)	11	234
Netflix Inc. (b) (l)	87	2,250
Royal Caribbean Cruises Ltd. (l)	83	3,439
Sony Corp. - ADR	67	2,852
Walt Disney Co.	70	2,389
Wyndham Worldwide Corp. (b)	36	1,146
XM Satellite Radio Holdings Inc. - Class A (b) (l)	242	3,493
		33,001
CONSUMER STAPLES - 6.8%
Altria Group Inc.	69	5,904
Procter & Gamble Co.	68	4,345
Walgreen Co.	81	3,722

Whole Foods Market Inc.	36	1,699
		15,670
ENERGY - 6.4%
Cameron International Corp. (b)	56	2,960
EOG Resources Inc.	33	2,086
National Oilwell Varco Inc. (b) (l)	72	4,387
Schlumberger Ltd.	27	1,686
Transocean Inc. (b)	16	1,270
Valero Energy Corp.	44	2,225
		14,614
FINANCIALS - 9.3%
Bear Stearns Cos. Inc.	15	2,425
Chicago Mercantile Exchange Holdings Inc. (l)	4	2,192
Goldman Sachs Group Inc.	18	3,489
Hartford Financial Services Group Inc.	38	3,536
IntercontinentalExchange Inc. (b) (l)	20	2,180
Jones Lang LaSalle Inc. (l)	44	4,041
UBS AG	57	3,421
		21,284
HEALTH CARE - 9.8%
Amgen Inc. (b)	33	2,261
Baxter International Inc.	13	612
Brookdale Senior Living Inc. (l)	39	1,855
Health Management Associates Inc.	285	6,008
Health Net Inc. (b) (l)	120	5,820
Quest Diagnostics Inc.	66	3,477
Sepracor Inc. (b)	40	2,482
		22,515
INDUSTRIALS - 10.7%
3M Corp.	30	2,322
Boeing Co.	36	3,198
Emerson Electric Co.	83	3,667
General Electric Corp.	97	3,602
ITT Industries Inc.	84	4,744
Joy Global Inc.	26	1,262
L-3 Communicaitons Holdings Inc.	28	2,290
Textron Inc.	38	3,516
		24,601
INFORMATION TECHNOLOGY - 26.6%
Adobe Systems Inc. (b)	50	2,040
Apple Computer Inc. (b)	70	5,956
Cisco Systems Inc. (b)	149	4,071
Corning Inc. (b)	123	2,296
eBay Inc. (b)	179	5,387
EMC Corp. (b) (l)	153	2,020

Google Inc. - Class A (b)	15	6,700
Hewlett-Packard Co.	44	1,812
MEMC Electronic Materials Inc. (b)	193	7,559
Microsoft Corp.	196	5,847
Nintendo Co. Ltd. - ADR	133	4,315
Research In Motion Ltd. (b)	50	6,350
Satyam Computer Services Ltd. - ADR (l)	100	2,399
Symantec Corp. (b) (l)	98	2,047
TomTom NV (b)	50	2,164
		60,963
MATERIALS - 5.2%
Freeport-McMoRan Copper & Gold Inc. (l)	98	5,447
Goldcorp Inc.	169	4,801
Phelps Dodge Corp.	14	1,700
		11,948
TELECOMMUNICATION SERVICES - 5.5%
American Tower Corp. (b)	111	4,118
AT&T Inc.	98	3,504
NII Holdings Inc. - Class B (b)	54	3,467
SBA Communications Corp. (b) (l)	54	1,495
		12,584
UTILITIES - 1.4%
Veolia Environnement - ADR	43	3,232
Total Common Stocks (cost $205,430)		220,412

SHORT TERM INVESTMENTS - 13.8%
Mutual Funds - 2.3%
JNL Money Market Fund, 5.11% (a) (d)	5,404	5,404
Securities Lending Collateral - 11.5%
Mellon GSL Delaware Business Trust Collateral Fund	26,314	26,314
Total Short Term Investments (cost $31,718)		31,718

Total Investments - 109.9% (cost $237,148)		252,130
Other Assets and Liabilities, Net - (9.9%)		-22,672
Total Net Assets - 100%		$229,458

JNL/Eagle Core Equity Fund
COMMON STOCKS - 96.8%
CONSUMER DISCRETIONARY - 12.8%
McDonald’s Corp.	98	$4,363
Newell Rubbermaid Inc.	120	3,486
Omnicom Group Inc. (l)	58	6,082
Time Warner Inc.	90	1,952
Viacom Inc. (b)	167	6,865
		22,748

CONSUMER STAPLES - 9.8%
Coca-Cola Co.	120	5,804
CVS Corp.	181	5,587
Kimberly-Clark Corp.	52	3,527
Wal-Mart Stores Inc.	53	2,458
		17,376
FINANCIALS - 23.0%
American Express Co.	61	3,712
American International Group Inc.	90	6,414
Bank of America Corp.	52	2,763
Capital One Financial Corp.	47	3,572
Citigroup Inc.	138	7,674
Freddie Mac	82	5,587
Goldman Sachs Group Inc.	11	2,202
Progressive Corp.	105	2,553
Wachovia Corp.	115	6,526
		41,003
HEALTH CARE - 16.3%
Baxter International Inc.	130	6,028
Boston Scientific Corp. (b)	212	3,637
Johnson & Johnson	85	5,634
Pfizer Inc.	151	3,914
Wyeth	72	3,661
Zimmer Holdings Inc. (b)	80	6,245
		29,119
INDUSTRIALS - 11.4%
General Electric Corp.	199	7,387
Tyco International Ltd.	121	3,679
United Technologies Corp.	95	5,915
Waste Management Inc.	92	3,379
		20,360
INFORMATION TECHNOLOGY - 17.8%
Applied Materials Inc.	204	3,762
EMC Corp. (b)	426	5,628
Intel Corp.	178	3,595
Microsoft Corp.	310	9,256
Nokia Oyj - Class A - ADR	244	4,959
Oracle Corp. (b)	261	4,477
		31,677
TELECOMMUNICATION SERVICES - 3.6%
Sprint Nextel Corp.	337	6,372

UTILITIES - 2.1%
Dominion Resources Inc.	45	3,781
Total Common Stocks (cost $157,163)		172,436

WARRANTS - 0.0%
Raytheon Co.	1	21
Total Warrants (cost $0)		21

SHORT TERM INVESTMENTS - 4.1%
Mutual Funds - 3.1%
JNL Money Market Fund, 5.11% (a) (d)	5,506	5,506
Securities Lending Collateral - 1.0%
Mellon GSL Delaware Business Trust Collateral Fund	1,761	1,761
Total Short Term Investments (cost $7,267)		7,267

Total Investments - 100.9% (cost $164,430)		179,724
Other Assets and Liabilities, Net - (0.9%)		-1,577
Total Net Assets - 100%		$178,147

JNL/Eagle SmallCap Equity Fund
COMMON STOCKS - 97.6%
CONSUMER DISCRETIONARY - 15.4%
Build-A-Bear Workshop Inc. (b) (l)	109	$3,068
Carter’s Inc. (b) (l)	121	3,088
Entravision Communications Corp. (b) (l)	247	2,027
Genesco Inc. (b) (l)	119	4,421
Pool Corp. (l)	57	2,233
Red Robin Gourmet Burgers Inc. (b) (l)	33	1,198
Shuffle Master Inc. (b) (l)	75	1,965
Universal Electronics Inc. (b) (l)	241	5,068
Vail Resorts Inc. (b) (l)	70	3,118
Volcom Inc. (b) (l)	152	4,494
		30,680
ENERGY - 5.3%
Core Laboratories NV (b)	28	2,266
Oceaneering International Inc. (b)	36	1,424
Tetra Technologies Inc. (b)	159	4,072
Unit Corp. (b)	57	2,783
US BioEnergy Corp. (b)	1	9
		10,554
FINANCIALS - 10.7%
American Safety Insurance Holdings Ltd. (b)	51	953
Boston Private Financial Holdings Inc. (l)	31	879
Cash America International Inc.	139	6,531
Cowen Group Inc. (b) (l)	105	2,222
First Mercury Financial Corp. (b)	67	1,579
Investment Technology Group Inc. (b)	44	1,871
Lazard Ltd. - Class A	57	2,680

Philadelphia Consolidated Holding Co. (b) (l)	104	4,623
		21,338
HEALTH CARE - 19.3%
Alexion Pharmaceuticals Inc. (b) (l)	22	908
American Medical Systems Holdings Inc. (b)	219	4,048
Arena Pharmaceuticals Inc. (b) (l)	62	795
Ariad Pharmaceuticals Inc. (b) (l)	232	1,193
Arrow International Inc.	110	3,902
Centene Corp. (b) (l)	172	4,236
Cubist Pharmaceuticals Inc. (b)	59	1,065
Cutera Inc. (b)	56	1,511
deCODE genetics Inc. (b) (l)	231	1,047
DJ Orthopedics Inc. (b) (l)	39	1,689
Eclipsys Corp. (b) (l)	235	4,830
Horizon Health Corp. (b) (l)	134	2,621
Icon Plc - ADR (b)	45	1,694
Matria Healthcare Inc. (b) (l)	75	2,159
Respironics Inc. (b)	115	4,347
Thoratec Corp. (b) (l)	134	2,348
		38,393
INDUSTRIALS - 15.0%
Actuant Corp. - Class A (l)	53	2,542
Bucyrus International Inc. - Class A (l)	115	5,958
Corrections Corp. (b)	85	3,852
General Cable Corp. (b) (l)	68	2,974
Global Cash Access Inc. (b) (l)	243	3,947
School Specialty Inc. (b) (l)	74	2,774
UAP Holding Corp.	119	3,009
Waste Connections Inc. (b) (l)	115	4,770
		29,826
INFORMATION TECHNOLOGY - 27.5%
Advanced Energy Industries Inc. (b)	153	2,889
Ansys Inc. (b)	96	4,190
Avid Technology Inc. (b) (l)	82	3,039
Coherent Inc. (b) (l)	154	4,865
Dolby Laboratories Inc. - Class A (b)	157	4,857
Eagle Test Systems Inc. (b)	78	1,135
eCollege.com Inc. (b) (l)	82	1,278
EMS Technologies Inc. (b)	98	1,970
FactSet Research Systems Inc.	85	4,802
Integrated Device Technology Inc. (b)	261	4,033
Internet Capital Group Inc. (b)	121	1,239
Ixia (b) (l)	171	1,638
Netsmart Technologies Inc. (b)	117	1,900
OYO Geospace Corp. (b)	87	5,029

Photon Dynamics Inc. (b)	97	1,134
Quality Systems Inc. (l)	83	3,087
Supertex Inc. (b) (l)	45	1,765
The9 Ltd. - ADR (b)	97	3,133
Trident Microsystems Inc. (b) (l)	157	2,853
		54,836
MATERIALS - 4.4%
Claymont Steel Holdings Inc. (b)	90	1,653
Terra Industries Inc. (b) (l)	356	4,264
Texas Industries Inc. (l)	45	2,920
		8,837
Total Common Stocks (cost $151,046)		194,464

SHORT TERM INVESTMENTS - 27.5%
Mutual Funds - 2.5%
JNL Money Market Fund, 5.11% (a) (d)	5,075	5,075
Securities Lending Collateral - 25.0%
Mellon GSL Delaware Business Trust Collateral Fund	49,932	49,932
Total Short Term Investments (cost $55,007)		55,007

Total Investments - 125.1% (cost $206,053)		249,471
Other Assets and Liabilities, Net - (25.1%)		-50,130
Total Net Assets - 100%		$199,341

JNL/FMR Balanced Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 63.2%
CONSUMER DISCRETIONARY - 6.0%
Live Nation Inc. (b)	20	455
McDonald’s Corp.	12	552
Time Warner Inc.	40	876
Other Securities		7,902
		9,785
CONSUMER STAPLES - 4.0%
Altria Group Inc.	19	1,630
Procter & Gamble Co.	16	1,046
Wal-Mart Stores Inc.	10	452
Other Securities		3,367
		6,495
ENERGY - 6.9%
Halliburton Co.	25	789
National Oilwell Varco Inc. (b)	42	2,540
Pride International Inc. (b)	38	1,136
Valero Energy Corp.	33	1,672
Weatherford International Ltd. (b)	15	606

Other Securities		4,607
		11,350
FINANCIALS - 13.8%
ACE Ltd.	7	448
American International Group Inc.	21	1,484
Bank of America Corp.	29	1,546
Citigroup Inc.	18	1,025
Fannie Mae	10	564
Freddie Mac	8	559
JPMorgan Chase & Co.	33	1,608
Merrill Lynch & Co. Inc.	7	680
Wachovia Corp.	15	857
Wells Fargo & Co.	19	690
Other Securities		12,977
		22,438
HEALTH CARE - 6.4%
Baxter International Inc.	10	458
Johnson & Johnson	12	778
Merck & Co. Inc.	16	680
UnitedHealth Group Inc.	17	911
Wyeth	9	438
Other Securities		7,115
		10,380
INDUSTRIALS - 7.5%
Fluor Corp. (l)	9	694
General Electric Corp.	44	1,650
Shaw Group Inc. (b)	14	472
Tyco International Ltd.	17	511
Other Securities		8,847
		12,174
INFORMATION TECHNOLOGY - 9.3%
Microsoft Corp.	21	614
Nintendo Co. Ltd.	2	520
Seagate Technology	32	844
Other Securities		13,147
		15,125
MATERIALS - 4.0%
Titanium Metals Corp. (b) (l)	35	1,026
Other Securities		5,567
		6,593
TELECOMMUNICATION SERVICES - 2.8%
AT&T Inc.	29	1,052
BellSouth Corp.	28	1,339
Verizon Communications Inc.	29	1,084
Other Securities		1,031

		4,506
UTILITIES - 2.5%
AES Corp. (b)	34	759
TXU Corp.	12	624
Other Securities		2,711
		4,094
Total Common Stocks (cost $88,290)		102,940

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Other Securities		128

INFORMATION TECHNOLOGY - 0.0%
Other Securities		-
Total Preferred Stocks (cost $123)		128

WARRANTS - 0.0%
Other Securities		-

Total Warrants (cost $0)		-

CORPORATE BONDS AND NOTES - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Other Securities		53

ENERGY - 0.1%
Other Securities		141

HEALTH CARE - 0.1%
Other Securities		152

TELECOMMUNICATION SERVICES - 0.0%
Other Securities		31
Total Corporate Bonds and Notes (cost $314)		377

GOVERNMENT AND AGENCY OBLIGATIONS - 35.0%
GOVERNMENT SECURITIES - 35.0%
U.S. Treasury Securities - 35.0%
U.S. Treasury Bond
6.25%, 08/15/23 (l)	900	1,036
6.13%, 08/15/29 (l)	5,150	6,019
U.S. Treasury Note
3.63%, 04/30/07 (l)	1,093	1,088
4.88%, 04/30/08 (l)	16,306	16,291
3.38%, 09/15/09 (l)	8,324	8,039

4.75%, 03/31/11 (l)	4,200	4,207
4.25%, 11/15/13 (l)	9,385	9,137
4.25%, 11/15/14 (l)	6,550	6,354
5.13%, 05/15/16 (l)	4,650	4,790
Total Government and Agency Obligations (cost $57,139)		56,961

SHORT TERM INVESTMENTS - 34.9%
Mutual Funds - 1.2%
JNL Money Market Fund, 5.11% (a) (d)	1,928	1,928
Securities Lending Collateral - 33.7%
Mellon GSL Delaware Business Trust Collateral Fund	54,979	54,979
Total Short Term Investments (cost $56,907)		56,907

Total Investments - 133.4% (cost $202,773)		217,313
Other Assets and Liabilities, Net - (33.4%)		-54,404
Total Net Assets - 100%		$162,909

JNL/FMR Mid-Cap Equity Fund
COMMON STOCKS - 96.3%
CONSUMER DISCRETIONARY - 20.0%
Aruze Corp. (l)	-	11
Asbury Automotive Group Inc. (l)	7	167
Bally Technologies Inc. (b) (l)	72	1,352
DeVry Inc.	198	5,534
Federated Department Stores Inc.	58	2,192
GameStop Corp. - Class A (b) (l)	77	4,223
Garmin Ltd. (l)	23	1,267
Harman International Industries Inc.	126	12,557
International Game Technology	64	2,966
Phillips-Van Heusen Corp. (l)	22	1,094
Renault SA	14	1,658
Sears Holdings Corp. (b) (l)	15	2,502
Service Corp. International	126	1,289
Shuffle Master Inc. (b) (l)	55	1,433
Walt Disney Co.	33	1,124
Weight Watchers International Inc.	96	5,069
		44,438
CONSUMER STAPLES - 6.2%
Coca Cola Hellenic Bottling Co. SA - ADR (l)	32	1,266
Cott Corp. (b)	1	19
Cott Corp. (b) (l)	116	1,662
Molson Coors Brewing Co. (l)	55	4,234
Safeway Inc. (l)	192	6,649
		13,830
ENERGY - 5.1%

EXCO Resources Inc. (b) (l)	114	1,929
Goodrich Petroleum Corp. (b) (l)	28	1,006
National Oilwell Varco Inc. (b) (l)	33	2,045
SEACOR Holdings Inc. (b) (l)	33	3,262
Tesoro Corp.	24	1,605
Ultra Petroleum Corp. (b)	29	1,403
		11,250
FINANCIALS - 4.9%
Ashmore Group Plc (b)	439	2,224
AXIS Capital Holdings Ltd.	18	587
East West Bancorp Inc.	27	962
Everest Re Group Ltd.	16	1,580
Greenhill & Co. Inc. (l)	17	1,232
Jefferies Group Inc.	40	1,059
Lazard Ltd. - Class A	55	2,614
Thomas Weisel Partners Group Inc. (b) (l)	34	724
		10,982
HEALTH CARE - 4.1%
Advanced Medical Optics Inc. (b) (l)	62	2176
Allergan Inc.	14	1,640
Biosite Inc. (b) (l)	40	1,939
Express Scripts Inc. (b)	8	566
IMS Health Inc.	41	1,124
Millipore Corp. (b) (l)	5	305
Neurocrine Biosciences Inc. (b) (l)	99	1,034
Patterson Cos. Inc. (b) (l)	6	220
		9,004
INDUSTRIALS - 14.4%
ABB Ltd. - ADR	176	3,164
AirAsia BHD (b)	2,521	1,079
Argon ST Inc. (b) (l)	47	1,017
Deere & Co.	35	3,293
Flowserve Corp. (b) (l)	87	4,381
FTI Consulting Inc. (b) (l)	21	591
Global Cash Access Inc. (b) (l)	141	2,284
Hertz Global Holdings Inc. (b)	297	5,163
Knoll Inc.	118	2,603
McDermott International Inc. (b)	45	2,284
Quanta Services Inc. (b) (l)	168	3,307
US Airways Group Inc. (b) (l)	51	2,746
		31,912
INFORMATION TECHNOLOGY - 25.5%
Advanced Micro Devices Inc. (b) (l)	51	1,042
Agilent Technologies Inc. (b)	240	8,349
Alcatel SA - ADR (l)	253	3,593

Altera Corp. (b) (l)	58	1,145
Applied Micro Circuits Corp. (b)	160	569
Broadcom Corp. - Class A (b) (l)	68	2,187
Ciena Corp. (b)	21	571
Electronic Arts Inc. (b)	129	6,480
First Data Corp.	173	4,405
Harris Corp.	49	2,246
Juniper Networks Inc. (b) (l)	412	7,808
Marvell Tech Group Ltd. (b)	77	1,474
MoneyGram International Inc.	60	1,880
NAVTEQ Corp. (b) (l)	157	5,473
Nintendo Co. Ltd.	9	2,363
Openwave Systems Inc. (b) (l)	187	1,729
PMC - Sierra Inc. (b) (l)	68	456
SanDisk Corp. (b)	3	112
Seagate Technology	22	586
Verigy Ltd. (b)	-	-
Western Union Co.	177	3,977
		56,445
MATERIALS - 5.6%
Mosaic Co. (b) (l)	123	2,632
Novelis Inc.	56	1,557
Novelis Inc. (l)	122	3,404
Potash Corp.	27	3,914
Potash Corp.	1	158
Sinochem Hong Kong Holding Ltd.	1,558	647
		12,312
TELECOMMUNICATION SERVICES - 10.1%
American Tower Corp. (b)	107	3,996
Arbinet-thexchange Inc. (b)	40	221
AT&T Inc.	320	11,441
Global Crossing Ltd. (b)	72	1,758
Level 3 Communications Inc. (b) (l)	581	3,255
Philippine Long Distance Telephone Co. - ADR (l)	23	1,176
Time Warner Telecom Inc. - Class A (b) (l)	28	550
		22,397
UTILITIES - 0.4%
Questar Corp. (l)	11	872
Total Common Stocks (cost $193,162)		213,442

CORPORATE BONDS AND NOTES - 0.9%
INDUSTRIALS - 0.9%
Northwest Airlines Inc.,
8.88%, 06/01/06 (i)	525	491
9.88%, 03/15/07 (i)	135	130

7.88%, 03/15/08 (i)	290	273
10.00%, 02/01/09 (i)	1,095	1,035
Total Corporate Bonds and Notes (cost $1,026)		1,929

SHORT TERM INVESTMENTS - 26.8%
Mutual Funds - 2.8%
JNL Money Market Fund, 5.11% (a) (d)	6,175	6,175
Securities Lending Collateral - 24.0%
Mellon GSL Delaware Business Trust Collateral Fund	53,312	53,312
Total Short Term Investments (cost $59,487)		59,487

Total Investments - 124.0% (cost $253,675)		274,858
Other Assets and Liabilities, Net - (24.0%)		-53,191
Total Net Assets - 100%		$221,667

JNL/Franklin Templeton Income Fund
COMMON STOCKS - 34.9%
ENERGY - 3.8%
BP Plc - ADR	7	470
Canadian Oil Sands Trust	10	280
Chesapeake Enegy Corp.	10	291
Chevron Corp.	9	683
ConocoPhillips	10	719
		2,443
FINANCIALS - 3.7%
Bank of America Corp.	10	533
CapitalSource Inc. (l)	16	429
Citigroup Inc.	8	446
JPMorgan Chase & Co.	10	483
Wachovia Corp.	6	342
Washington Mutual Inc.	3	141
		2,374
HEALTH CARE - 3.3%
Johnson & Johnson	7	462
Merck & Co. Inc.	9	388
Pfizer Inc.	50	1,295
		2,145
INDUSTRIALS - 3.8%
3M Corp.	10	779
General Electric Corp.	35	1,303
United Parcel Service Inc. - Class B	5	375
		2,457
INFORMATION TECHNOLOGY - 1.6%
Analog Devices Inc.	15	493
Intel Corp.	25	514

		1,007
MATERIALS - 1.3%
Barrick Gold Corp.	7	200
Dow Chemical Co.	10	399
Lyondell Chemical Co.	10	256
		855
TELECOMMUNICATION SERVICES - 1.9%
AT&T Inc.	15	551
Verizon Communications Inc.	10	372
Vodafone Group Plc - ADR	12	333
		1,256
UTILITIES - 15.5%
AGL Resources Inc.	15	584
Ameren Corp. (l)	10	537
Atmos Energy Corp.	50	1,597
CenterPoint Energy Inc. (l)	20	332
Consolidated Edison Inc.	7	322
Constellation Energy Group Inc.	5	344
Dominion Resources Inc.	6	528
Duke Energy Corp.	20	664
Exelon Corp.	5	309
FirstEnergy Corp.	6	361
FPL Group Inc.	9	484
PG&E Corp.	5	241
Pinnacle West Capital Corp.	5	258
Progress Energy Inc. (l)	10	481
Public Service Enterprise Group Inc.	18	1,222
Southern Co.	10	369
TECO Energy Inc.	35	603
TXU Corp.	15	813
		10,049
Total Common Stocks (cost $20,572)		22,586

PREFERRED STOCKS - 8.5%
ENERGY - 1.1%
Chesapeake Energy Corp. Convertible Preferred,
6.25%,06/15/09	3	707

FINANCIALS - 6.8%
Citigroup Inc. Convertible Preferred, 7.50%, 12/24/07	30	865
Goldman Sachs Group Inc. Convertible Preferred,
10.00%, 10/19/07 (e)	25	982
Lehman Brothers Holdings Inc. Convertible Preferred
7.00%,07/25/07	15	456
8.50%,08/04/07	30	596

Morgan Stanley, Convertible Preferred, 8.50%, 10/19/07 (e)	5	218
Wachovia Bank NA, Convertible Preferred
6.40%, 08/03/07 (e)	10	513
7.25%, 09/13/07 (e)	20	750
		4,380
MATERIALS - 0.6%
Huntsman Corp. Convertible Preferred, 5.00%, 02/16/08	10	416
Total Preferred Stocks (cost $5,225)		5,503

CORPORATE BONDS AND NOTES - 50.4%
CONSUMER DISCRETIONARY - 10.6%
Beazer Homes USA Inc., 8.13%, 06/15/16 (l)	750	795
Cablevision Systems Corp., 8.00%, 04/15/12	300	295
CCH I LLC, 11.00%, 10/01/15 (l)	600	616
Charter Communications Holdings II LLC, 10.25%, 09/15/10	300	314
Clear Channel Communications Inc., 5.75%, 01/15/13	400	356
DR Horton Inc., 5.63%, 01/15/16	650	618
General Motors Corp., 8.38%, 07/15/33 (l)	200	185
Harrah’s Operating Co. Inc., 5.63%, 06/01/15	500	429
K Hovnanian Enterprises Inc., 7.50%, 05/15/16	450	452
KB Home, 5.75%, 02/01/14	500	460
Lamar Media Corp., 6.63%, 08/15/15	500	496
MGM Mirage Inc., 6.75%, 04/01/13 (l)	400	391
RH Donnelley Corp.
6.88%,01/15/13	500	479
8.88%,01/15/16	200	210
Viacom Inc., 6.25%, 04/30/16	300	298
XM Satellite Radio Inc., 9.75%, 05/01/14	450	450
		6,844
CONSUMER STAPLES - 1.2%
Dole Food Co. Inc., 8.63%, 05/01/09	500	497
Reynolds American Inc., 7.25%, 06/01/13	300	312
		809
ENERGY - 8.9%
Callon Petroleum Co., 9.75%, 12/08/10	475	486
Chesapeake Energy Corp., 6.25%, 01/15/18	700	673
El Paso Corp.
6.75%,05/15/09	200	204
7.75%,01/15/32	500	548
Massey Energy Co., 6.88%, 12/15/13	450	423
Newfield Exploration Co., 6.63%, 04/15/16	500	498
Peabody Energy Corp., 7.38%, 11/01/16	300	320
Pioneer Natural Resources Co., 6.88%, 05/01/18	500	483
Pogo Producing Co., 7.88%, 05/01/13	200	203
Sabine Pass

7.25%, 11/30/13 (e)	500	497
7.50%, 11/30/16 (e)	800	796
SESI LLC, 6.88%, 06/01/14	640	637
		5,768
FINANCIALS - 6.2%
Ford Motor Credit Co.
7.38%,10/28/09	1,200	1,202
9.88%,08/10/11	1,000	1,070
General Motors Acceptance Corp.
7.75%,01/19/10	500	523
6.88%,08/28/12	200	205
Hexion US Finance Corp., 9.75%, 11/15/14 (e)	400	406
Host Marriott LP, 6.38%, 03/15/15 (l)	600	592
		3,998
HEALTH CARE - 1.8%
DaVita Inc., 6.63%, 03/15/13	300	301
HCA Inc., 9.25%, 11/15/16 (e)	400	429
Tenet Healthcare Corp., 6.38%, 12/01/11	500	457
		1,187
INDUSTRIALS - 7.7%
Allied Waste North America
6.50%, 11/15/10 (l)	500	501
6.38%,04/15/11	500	494
7.13%,05/15/16	400	396
Case New Holland Inc., 7.13%, 03/01/14	500	508
DRS Technologies Inc., 6.63%, 02/01/16	300	302
Johnson Diversey Holdings Inc., 10.67%, 05/15/13	750	724
L-3 Communications Corp.
5.88%,01/15/15	700	676
6.38%,10/15/15	300	297
Rental Service Corp., 9.50%, 12/01/14 (e)	100	103
United Rentals Inc., 7.75%, 11/15/13 (l)	1,000	1,004
		5,005
INFORMATION TECHNOLOGY - 5.8%
Flextronics International Ltd., 6.25%, 11/15/14	500	483
Freescale Semiconductor Inc., 8.88%, 12/15/14 (e)	400	399
Nortel Networks Corp., 4.25%, 09/01/08	900	870
NXP BV, 9.50%, 10/15/15 (e)	500	512
Sanmina-SCI Corp.
6.75%, 03/01/13 (l)	200	184
8.13%,03/01/16	500	484
Seagate Technology Inc., 6.38%, 10/01/11	500	500
Sungard Data Systems Inc., 10.25%, 08/15/15 (l)	300	320
		3,752
MATERIALS - 5.1%

Chemtura Corp., 6.88%, 06/01/16	500	481
Jefferson Smurfit Corp. US, 8.25%, 10/01/12	600	585
Johnson Diversey Holdings Inc., 9.63%, 05/15/12	300	314
Lyondell Chemical Co., 8.00%, 09/15/14	775	804
Nalco Co., 8.88%, 11/15/13	500	529
Novelis Inc., 7.25%, 02/15/15 (e) (l)	600	581
		3,294
TELECOMMUNICATION SERVICES - 0.5%
MetroPCS Wireless Inc., 9.25%, 11/01/14 (e) (l)	300	314

UTILITIES - 2.6%
Dynegy Holdings Inc.
6.88%,04/01/11	400	400
8.38%, 05/01/16 (l)	200	210
NRG Energy Inc., 7.25%, 02/01/14	600	604
TXU Corp., 5.55%, 11/15/14	500	474
		1,688
Total Corporate Bonds and Notes (cost $31,848)		32,659

GOVERNMENT AND AGENCY OBLIGATIONS - 6.1%
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 6.1%
Federal Home Loan Bank - 4.6%
Federal Home Loan Bank, 4.90%, 01/02/07 (k)	2,999	2,999
Federal National Mortgage Association - 1.5%
Federal National Mortgage Association, 6.00%, 03/01/36	957	963
Total Government and Agency Obligations (cost $3,949)		3,962

SHORT TERM INVESTMENTS - 10.5%
Mutual Funds - 0.1%
JNL Money Market Fund, 5.11% (a) (d)	73	73
Securities Lending Collateral - 10.4%
Mellon GSL Delaware Business Trust Collateral Fund	6,751	6,751
Total Short Term Investments (cost $6,824)		6,824

Total Investments - 110.4% (cost $68,418)		71,534
Other Assets and Liabilities, Net - (10.4%)		-6,767
Total Net Assets - 100%		$64,767

JNL/Franklin Templeton Small Cap Value Fund
COMMON STOCKS - 92.1%
CONSUMER DISCRETIONARY - 22.3%
Aztar Corp. (b)	6	327
Bassett Furniture Industries Inc.	31	507
Bob Evans Farms Inc.	7	240

Brown Shoe Co. Inc.	44	2,101
Brunswick Corp.	-	3
Christopher & Banks Corp.	41	761
Dillard’s Inc. - Class A	5	178
Ethan Allen Interiors Inc. (l)	27	957
Gentex Corp. (l)	28	431
Gymboree Corp. (b)	16	591
Hooker Furniture Corp. (l)	75	1,176
HOT Topic Inc. (b) (l)	74	987
La-Z-Boy Inc. (l)	90	1,068
M/I Homes Inc. (l)	60	2,291
MDC Holdings Inc. (l)	14	770
Men’s Wearhouse Inc.	18	689
Monaco Coach Corp. (l)	95	1,345
Pier 1 Imports Inc. (l)	81	480
Regis Corp.	58	2,274
Russ Berrie & Co. Inc. (b) (l)	44	680
Superior Industries International Inc. (l)	48	931
Thor Industries Inc.	50	2,200
Timberland Co. - Class A (b) (l)	38	1,200
Tuesday Morning Corp. (l)	95	1,477
Warnaco Group Inc. (b)	59	1,497
West Marine Inc. (b) (l)	90	1,554
Winnebago Industries Inc. (l)	54	1,761
Zale Corp. (b)	19	536
		29,012
CONSUMER STAPLES - 1.5%
Casey’s General Stores Inc.	68	1,601
Lancaster Colony Corp. (l)	5	199
NBTY Inc. (b)	3	104
		1,904
ENERGY - 9.1%
Atwood Oceanics Inc. (b)	15	735
Bristow Group Inc. (b) (l)	32	1,158
Global Industries Ltd. (b)	33	424
Helix Energy Solutions Group Inc. (b) (l)	31	957
Lone Star Technologies Inc. (b)	25	1,210
Oil States International Inc. (b)	33	1,047
OMI Corp.	35	741
Overseas Shipholding Group (l)	31	1,717
Rowan Cos. Inc.	22	714
Teekay Shipping Corp. (l)	44	1,919
Tidewater Inc. (l)	16	750
Unit Corp. (b)	10	485
		11,857

FINANCIALS - 11.3%
American National Insurance Co.	8	913
Arbor Realty Trust Inc.	29	873
Arthur J Gallagher & Co. (l)	50	1,478
Aspen Insurance Holdings Ltd.	77	2,029
Chemical Financial Corp. (l)	21	683
Erie Indemnity Co. - Class A	21	1,218
First Indiana Corp.	15	380
IPC Holdings Ltd.	57	1,792
Montpelier Re Holdings Ltd. (l)	100	1,860
Peoples Bancorp. Inc.	21	624
Protective Life Corp.	23	1,093
RLI Corp.	22	1,213
Stancorp Financial Group Inc.	15	685
		14,841
HEALTH CARE - 3.9%
Hillenbrand Industries Inc.	28	1,594
STERIS Corp.	57	1,435
Watson Pharmaceuticals Inc. (b)	23	586
West Pharmaceutical Services Inc.	30	1,516
		5,131
INDUSTRIALS - 24.4%
ABM Industries Inc.	61	1,392
American Woodmark Corp. (l)	35	1,465
AO Smith Corp.	12	466
Apogee Enterprises Inc. (l)	85	1,641
Astec Industries Inc. (b)	7	256
Baldor Electric Co.	-	3
Brady Corp. - Class A (l)	45	1,678
Briggs & Stratton Corp. (l)	43	1,159
Carlisle Cos. Inc.	13	1,021
CIRCOR International Inc.	30	1,100
CNH Global NV	13	355
Dollar Thrifty Automotive Group (b)	15	684
EMCOR Group Inc. (b)	15	853
Genesee & Wyoming Inc. - Class A (b) (l)	55	1,443
Genlyte Group Inc. (b)	14	1,054
Graco Inc.	45	1,783
Kansas City Southern (b) (l)	18	507
Kennametal Inc.	25	1,471
Mine Safety Appliances Co. (l)	48	1,741
Mueller Industries Inc.	56	1,775
Nordson Corp.	19	947
Powell Industries Inc. (b)	21	663
Simpson Manufacturing Co. Inc. (l)	17	522

SkyWest Inc.	49	1,237
Teleflex Inc.	20	1,259
Timken Co.	13	379
Universal Forest Products Inc.	40	1,865
Wabash National Corp. (l)	126	1,899
Watts Water Technologies Inc.	33	1,369
		31,987
INFORMATION TECHNOLOGY - 3.8%
Avocent Corp. (b)	60	2,032
Cohu Inc.	78	1,572
Mettler Toledo International Inc. (b)	18	1,419
		5,023
MATERIALS - 13.3%
Airgas Inc.	34	1,378
Aptargroup Inc. (l)	20	1,181
Bemis Co.	36	1,223
Bowater Inc. (l)	37	826
Cabot Corp. (l)	31	1,333
Gerdau AmeriSteel Corp.	109	975
Gibraltar Industries Inc.	75	1,768
Glatfelter	65	1,008
Mercer International Inc. (b) (l)	52	611
Reliance Steel & Aluminum Co.	45	1,772
RPM International Inc.	77	1,609
Steel Dynamics Inc.	84	2,725
Westlake Chemical Corp. (l)	33	1,020
		17,429
UTILITIES - 2.5%
Atmos Energy Corp.	22	700
Energen Corp.	34	1,582
Northeast Utilities	4	113
Sierra Pacific Resources (b)	53	892
		3,287
Total Common Stocks (cost $106,555)		120,471

SHORT TERM INVESTMENTS - 31.2%
Mutual Funds - 7.9%
JNL Money Market Fund, 5.11% (a) (d)	10,327	10,327
Securities Lending Collateral - 23.3%
Mellon GSL Delaware Business Trust Collateral Fund	30,479	30,479
Total Short Term Investments (cost $40,806)		40,806

Total Investments - 123.3% (cost $147,361)		161,277
Other Assets and Liabilities, Net - (23.3%)		-30,430
Total Net Assets - 100%		$130,847

JNL/Goldman Sachs Mid Cap Value Fund
COMMON STOCKS - 94.5%
CONSUMER DISCRETIONARY - 10.3%
Autoliv Inc.	29	$1,760
Boyd Gaming Corp. (l)	15	680
Charter Communications Inc. - Class A (b) (l)	201	614
Dow Jones & Co. Inc. (l)	10	397
Harrah’s Entertainment Inc.	16	1,362
JC Penney Co. Inc.	47	3,606
Lamar Advertising Co. (b) (l)	16	1,062
Lennar Corp. (l)	38	1,970
Newell Rubbermaid Inc.	74	2,144
Ross Stores Inc.	21	609
Williams-Sonoma Inc. (l)	21	645
		14,849
CONSUMER STAPLES - 4.7%
Clorox Co.	27	1,719
Pepsi Bottling Group Inc.	11	347
Safeway Inc.	34	1,173
Smithfield Foods Inc. (b) (l)	45	1,143
Supervalu Inc.	67	2,392
		6,774
ENERGY - 10.1%
BJ Services Co.	34	989
EOG Resources Inc.	52	3,220
Range Resources Corp. (l)	146	4,009
Ultra Petroleum Corp. (b)	52	2,491
W-H Energy Services Inc. (b)	10	466
Williams Cos. Inc.	129	3,377
		14,552
FINANCIALS - 28.7%
AMBAC Financial Group Inc.	38	3,353
American Capital Strategies Ltd. (l)	16	743
Apartment Investment & Management Co.	32	1,820
Assurant Inc.	15	815
Bear Stearns Cos. Inc.	14	2,319
Brandywine Realty Trust	35	1,153
CIT Group Inc.	42	2,335
City National Corp. (l)	13	957
Commerce Bancshares Inc.	14	693
Developers Diversified Realty Corp.	23	1,453
E*Trade Financial Corp. (b)	15	329
Eaton Vance Corp. (l)	18	592
Equity Office Properties Trust	30	1,430

Equity Residential	20	1,006
Everest Re Group Ltd.	18	1,747
First Horizon National Corp. (l)	16	668
Home Properties Inc. (l)	14	805
Hudson City Bancorp. Inc.	87	1,204
iStar Financial Inc.	24	1,132
KeyCorp	86	3,270
Lazard Ltd. - Class A	10	489
Liberty Property Trust (l)	27	1,341
Lincoln National Corp.	17	1,107
M&T Bank Corp. (l)	10	1,282
Mack-Cali Realty Corp.	20	1,019
MGIC Investment Corp. (l)	11	689
Northern Trust Corp.	26	1,604
PartnerRe Ltd.	22	1,580
PMI Group Inc.	18	868
Radian Group Inc.	3	140
RenaissanceRe Holdings Ltd.	12	707
Torchmark Corp.	7	439
Webster Financial Corp.	15	712
Zions Bancorp.	22	1,785
		41,586
HEALTH CARE - 5.4%
Charles River Laboratories International Inc. (b)	29	1,265
Coventry Health Care Inc. (b)	22	1,085
Health Net Inc. (b)	29	1,388
IMS Health Inc.	62	1,692
MedImmune Inc. (b) (l)	43	1,378
PerkinElmer Inc.	43	951
		7,759
INDUSTRIALS - 8.1%
Alliant Techsystems Inc. (b) (l)	14	1,083
Allied Waste Industries Inc. (b) (l)	195	2,396
American Standard Cos. Inc.	18	803
Carlisle Cos. Inc.	9	675
Cooper Industries Ltd. - Class A	19	1,676
Norfolk Southern Corp.	43	2,140
Republic Services Inc. - Class A	26	1,068
Rockwell Collins Inc.	24	1,489
Swift Transportation Co. Inc. (b)	16	417
		11,747
INFORMATION TECHNOLOGY - 7.5%
Activision Inc. (b)	143	2,472
Amphenol Corp. - Class A	40	2,471
Avnet Inc. (b)	25	646

BearingPoint Inc. (b) (l)	151	1,185
National Semiconductor Corp.	35	797
Seagate Technology (l)	83	2,202
Tessera Technologies Inc. (b)	25	1,008
		10,781
MATERIALS - 5.1%
Agrium Inc.	35	1,091
Air Products & Chemicals Inc.	5	349
Airgas Inc.	26	1,037
Albemarle Corp.	5	368
Celanese Corp. - Class A	14	351
Commercial Metals Co.	68	1,748
MeadWestvaco Corp.	49	1,473
Packaging Corp.	45	1,001
		7,418
TELECOMMUNICATION SERVICES - 0.9%
Embarq Corp.	24	1,266

UTILITIES - 13.7%
AGL Resources Inc.	23	907
CMS Energy Corp. (b)	26	439
DPL Inc. (l)	86	2,397
Edison International Inc.	62	2,801
Entergy Corp.	47	4,324
FirstEnergy Corp.	15	929
Northeast Utilities	26	735
PG&E Corp.	68	3,224
PPL Corp.	79	2,821
Sierra Pacific Resources (b)	6	105
Wisconsin Energy Corp.	25	1,198
		19,880
Total Common Stocks (cost $120,727)		136,612

SHORT TERM INVESTMENTS - 16.2%
Mutual Funds - 5.4%
JNL Money Market Fund, 5.11% (a) (d)	7,811	7,811
Securities Lending Collateral - 10.8%
Mellon GSL Delaware Business Trust Collateral Fund	15,623	15,623
Total Short Term Investments (cost $23,434)		23,434

Total Investments - 110.7% (cost $144,161)		160,046
Other Assets and Liabilities, Net - (10.7%)		-15,408
Total Net Assets - 100%		$144,638

JNL/Goldman Sachs Short Duration Bond Fund

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 23.2%
AmeriCredit Automobile Receivables Trust
5.37%,10/06/09	$1,500	$1,501
5.42%,08/06/11	1,000	1,005
5.56%, 09/06/11 (g)	3,000	3,016
Bear Stearns Cos. Inc., 5.54%, 12/25/35 (g)	2,435	2,434
Bear Stearns Mortgage Funding Trust, 5.54%, 10/12/41 (g)	1,500	1,521
Citigroup/Deutsche Bank, 5.36%, 01/15/46 (g)	2,000	2,012
Countrywide Home Equity Loan Trust, 5.51%, 08/25/46 (g)	3,115	3,116
CS First Boston Mortgage Securities Corp.,
6.53%,06/15/34	3,500	3,661
Downey Savings & Loan Association Mortgage Loan Trust,
5.52%, 12/31/49 (g)	2,134	2,138
GreenPoint Mortgage Funding Trust, 5.50%, 09/25/46 (g)	3,434	3,441
Harborview Mortgage Loan Trust
5.52%, 03/20/36 (g)	3,906	3,908
5.50%, 11/19/36 (g) (f)	2,733	2,733
5.54%, 12/19/37 (g) (f)	3,498	3,498
5.51%, 08/21/46 (g)	3,915	3,915
5.53%, 12/31/49 (g)	4,151	4,160
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.81%, 06/12/43 (g)	3,000	3,103
Lehman XS Trust, 5.65%, 11/25/35 (g)	1,785	1,786
Thornburg Mortgage Securities Trust, 5.44%, 07/25/11 (g)	2,905	2,905
Washington Mutual Inc.
5.71%, 10/25/46 (g)	1,881	1,886
5.57%, 12/31/49 (g)	1,000	1,000
Washington Mutual Mortgage Backed Securities Trust
5.75%, 09/25/46 (g)	972	974
5.79%, 09/25/46 (g)	3,634	3,645
Washington Mutual Mortgage Pass-Through Certificates
5.68%, 09/25/46 (g)	2,879	2,884
5.60%, 11/25/46 (g)	2,975	2,979
5.75%, 12/31/49 (g)	1,754	1,759
Wells Fargo & Co., 5.61%, 07/25/36 (g)	1,815	1,809
Wells Fargo Mortgage Backed Securities Trust
4.55%, 02/25/35 (g)	2,963	2,905
4.53%,04/25/35	6,176	6,074
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $75,412)		75,768

CORPORATE BONDS AND NOTES - 25.4%
CONSUMER DISCRETIONARY - 0.5%
COX Communications Inc., 4.63%, 01/15/10 (l)	750	734
Time Warner Inc., 6.75%, 04/15/11	750	785

		1,519
FINANCIALS - 21.2%
American General Finance Corp., 4.88%, 05/15/10	2,500	2,472
ANZ Capital Trust, 4.48%, 01/15/10 (e) (h)	2,000	1,944
Arden Realty LP, 7.00%, 11/15/07	2,000	2,028
AXA Financial Inc., 7.75%, 08/01/10	2,115	2,278
Bank of Scotland, 7.00%, 11/20/07 (e) (h)	1,000	1,010
Barclays Bank Plc, 8.55%, 06/15/11 (e) (h)	1,500	1,679
BNP Paribas Capital Trust, 9.00%, 12/31/49 (e) (h)	1,572	1,757
BSCH Issuances Ltd., 7.63%, 11/03/09	2,000	2,120
Chase Manhattan Corp., 6.50%, 01/15/09	2,244	2,287
Chelsea GCA Realty Partnership LP, 7.25%, 10/21/07	1,590	1,603
Citigroup Inc., 7.25%, 10/15/11	843	907
Countrywide Home Loans Inc., 4.00%, 03/22/11 (l)	1,500	1,424
Credit Suisse USA Inc., 7.90%, 12/31/49 (e) (g) (h)	4,500	4,536
FleetBoston Financial Corp., 7.38%, 12/01/09	2,675	2,824
GATX Financial Corp., 5.13%, 04/15/10	750	740
Greater Bay Bancorp., 5.13%, 04/15/10	750	741
Greenpoint Bank, 9.25%, 10/01/10	1,175	1,325
Hartford Financial Services Group Inc., 5.66%, 11/16/08	4,500	4,516
HSBC Finance Corp.
6.38%,08/01/10	2,500	2,585
5.70%,06/01/11	925	941
Huntington National Bank, 4.65%, 06/30/09	1,280	1,261
iStar Financial Inc., 5.13%, 04/01/11 (l)	750	735
Lehman Brothers Holdings Inc., 5.75%, 07/18/11	3,000	3,059
Marsh & McLennan Cos. Inc., 5.15%, 09/15/10	750	737
Merrill Lynch & Co. Inc., 5.77%, 07/25/11	2,000	2,044
Morgan Stanley, 5.05%, 01/21/11 (l)	2,500	2,484
National Australia Bank Ltd., 8.60%, 05/19/10	3,000	3,308
National Westminster Bank Plc, 7.75%, 12/31/49 (g)	2,000	2,027
North Fork Bancorporation Inc., 5.00%, 08/15/12	900	897
Popular North America Inc., 3.88%, 10/01/08	1,590	1,549
Royal Bank of Scotland Group Plc, 9.12%, 03/31/10	2,150	2,382
SB Treasury Co. LLC, 9.40%, 06/30/08 (e) (h) (l)	2,000	2,105
Transamerica Finance Group, 6.40%, 09/15/08	1,000	1,016
Union Planters Corp., 7.75%, 03/01/11	1,500	1,634
Wachovia Capital Trust III, 5.80%, 03/15/11	650	655
Waddell & Reed Financial Inc., 5.60%, 01/15/11	750	741
Washington Mutual Inc., 8.25%, 04/01/10	2,500	2,693
ZFS Finance USA Trust I, 6.15%, 12/15/65 (e) (h) (l)	500	507
		69,551
HEALTH CARE - 0.7%
Abbott Laboratories, 5.60%, 05/15/11	2,200	2,230

INDUSTRIALS - 0.3%
PHH Corp., 6.00%, 03/01/08	1,000	1,001

INFORMATION TECHNOLOGY - 0.9%
Hewlett-Packard Co., 5.34%, 05/22/09 (g)	2,000	2,003
Oracle Corp. and Ozark Holding Inc., 5.00%, 01/15/11	1,000	990
		2,993
TELECOMMUNICATION SERVICES - 1.3%
Ameritech Capital Funding, 6.25%, 05/18/09 (l)	2,000	2,028
Sprint Capital Corp., 7.63%, 01/30/11	1,000	1,071
Verizon Global Funding Corp., 7.25%, 12/01/10	1,250	1,332
		4,431
UTILITIES - 0.5%
MidAmerican Energy Holdings Co., 7.63%, 10/15/07	1,500	1,524
Total Corporate Bonds and Notes (cost $82,576)		83,249

GOVERNMENT AND AGENCY OBLIGATIONS - 49.1%
GOVERNMENT SECURITIES - 9.8%
U.S. Treasury Inflation Index Securities - 1.2%
U.S. Treasury Inflation Index Note
1.88%, 07/15/13 (l)	2,000	2,123
2.00%, 07/15/14 (l)	1,200	1,247
1.88%,07/15/15	400	398
2.50%,07/15/16	200	201
		3,969
U.S. Treasury Securities - 8.6%
U.S. Treasury Note
4.88%, 10/31/08 (l)	19,700	19,709
4.88%, 08/15/09 (l)	8,200	8,225
		27,934
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 39.3%
Federal Farm Credit Bank - 1.2%
Federal Farm Credit Bank, 4.01%, 10/28/08	4,000	3,926
Federal Home Loan Bank - 1.5%
Federal Home Loan Bank
5.24%, 03/01/36 (g)	2,500	2,517
4.46%, 01/01/49 (g)	2,350	2,358
		4,875
Federal Home Loan Mortgage Corp. - 9.2%
Federal Home Loan Mortgage Corp.
3.05%,06/04/08	20,000	19,443
4.00%,03/01/14	492	475
4.00%,04/01/14	98	95
5.00%,06/01/18	921	907

4.70%, 06/01/35 (g)	2,395	2,388
5.18%, 09/01/35 (g)	1,942	1,936
4.70%, 11/01/35 (g)	2,722	2,697
4.86%, 11/01/35 (g)	2,254	2,250
		30,191
Federal National Mortgage Association - 25.5%
Federal National Mortgage Association
4.90%,11/28/07	7,000	6,978
4.00%,02/01/14	49	48
4.00%,03/01/14	274	265
4.00%,04/01/14	50	49
5.50%,01/01/17	541	541
5.50%,03/01/18	174	174
4.50%,04/01/18	2973	2875
4.50%,05/01/18	627	607
5.00%,05/01/18	921	907
4.50%,06/01/18	1373	1327
4.50%,07/01/18	1114	1076
4.50%,08/01/18	384	370
4.50%,09/01/18	956	925
4.50%,10/01/18	896	866
5.50%,12/01/18	902	904
4.50%,01/01/19	4,002	3,870
5.50%,01/01/19	1,939	1,944
4.50%,02/01/19	3,632	3,508
5.50%,05/01/19	980	982
4.56%, 06/01/33 (g)	2,397	2,396
4.30%, 12/01/33 (g)	2,708	2,680
4.19%,11/01/34	2,904	2,887
4.57%, 01/01/35 (g)	2,184	2,180
4.59%, 04/01/35 (g)	2,057	2,075
4.66%, 04/01/35 (g)	1,977	1,965
4.49%, 05/01/35 (g)	2,516	2,499
4.91%, 05/01/35 (g)	3,010	2,988
4.99%, 05/01/35 (g)	3,087	3,072
4.70%, 06/01/35 (g)	4,898	4,909
4.73%, 06/01/35 (g)	2,005	2,003
5.06%, 06/01/35 (g)	1,786	1,785
4.79%, 07/01/35 (g)	2,341	2,322
4.54%, 08/01/35 (g)	2,751	2,724
2.70%, 08/25/35 (g) (h)	55	15
4.85%, 11/01/35 (g)	2,288	2,287
4.92%, 11/01/35 (g)	2,044	2,040
4.93%, 12/01/35 (g)	4,493	4,473
4.74%, 02/01/36 (g)	2,629	2,622

5.27%, 02/01/36 (g)	2,686	2,676
5.13%, 03/01/36 (g)	2,384	2,382
5.22%, 03/01/36 (g)	2,310	2,313
		83,509
Government National Mortgage Association - 1.9%
Government National Mortgage Association,
7.00%, 12/15/17 (l)	6,036	6,221
Total Government and Agency Obligations (cost $159,532)		160,625

SHORT TERM INVESTMENTS - 15.3%
Mutual Funds - 0.7%
JNL Money Market Fund, 5.11% (a) (d)	2,473	2,473

Repurchase Agreement - 0.5%
Repurchase Agreement with JPMorgan Chase,
5.28% (Collateralized by $1,545 Federal Home
Loan Mortgage Corp., 5.50%, due 01/01/37,
market value $1,528) acquired on 12/29/06,
due 01/03/07 at $1,501.	1,500	1,500

Securities Lending Collateral - 14.1%
Mellon GSL Delaware Business Trust Collateral Fund	46,219	46,219
Total Short Term Investments (cost $50,192)		50,192

Total Investments - 113.0% (cost $367,712)		369,834
Other Assets and Liabilities, Net - (13.0%)		-42,660
Total Net Assets - 100%		$327,174

JNL/JPMorgan International Equity Fund
COMMON STOCKS - 96.7%
CONSUMER DISCRETIONARY - 10.9%
Accor SA (l)	35	$2,681
Bayerische Motoren Werke AG	40	2,316
Burberry Group Plc	47	599
Esprit Holdings Ltd.	303	3,378
Honda Motor Co. Ltd. (l)	102	4,028
Kingfisher Plc	480	2,241
Koninklijke Philips Electronics NV	65	2,461
Mediaset SpA	137	1,621
Reed Elsevier NV	167	2,852
Sony Corp.	52	2,246
Wolters Kluwer NV	80	2,313
WPP Group Plc	237	3,202
		29,938
CONSUMER STAPLES - 7.3%

Altadis SA (l)	35	1,853
Fomento Economico Mexicano SA de CV - ADR	12	1,434
Nestle SA	14	5,025
Seven & I Holdings Co. Ltd.	73	2,273
Tesco Plc	766	6,068
WM Morrison Supermarkets Plc	680	3,386
		20,039
ENERGY - 8.9%
BG Group Plc	228	3,096
ENI SpA	250	8,406
Petroleo Brasileiro Sa - ADR	25	2,596
Total SA (l)	144	10,394
		24,492
FINANCIALS - 30.7%
AXA SA (l)	109	4,420
Banca Intesa SpA	306	2,363
Banco Bilbao Vizcaya Argentaria SA (l)	148	3,561
Banco Popular Espanol SA	107	1,941
Bank of Ireland	96	2,227
Bank of Yokohama Ltd.	240	1,880
Barclays Plc	353	5,049
BNP Paribas (l)	44	4,818
British Land Co. Plc	116	3,909
Credit Saison Co. Ltd.	40	1,382
Dexia	90	2,461
Fortis	59	2,532
HSBC Holdings Plc (l)	441	8,081
ING Groep NV	68	3,021
Mitsubishi UFJ Financial Group Inc.	-	3,965
Mitsui Fudosan Co. Ltd.	108	2,636
Mizuho Financial Group Inc.	-	2,407
Nikko Cordial Corp. (l)	130	1,485
Nomura Holdings Inc. (l)	75	1,417
Royal Bank of Scotland Group Plc	109	4,269
Standard Chartered Plc	118	3,458
Sumitomo Mitsui Financial Group Inc.	-	3,670
UBS AG	106	6,444
UniCredito Italiano SpA	399	3,498
Zurich Financial Services AG (l)	12	3,204
		84,098
HEALTH CARE - 9.0%
Astellas Pharma Inc.	63	2,850
GlaxoSmithKline Plc	210	5,520
Novartis AG	85	4,915
Roche Holding AG	27	4,813

Sanofi-Aventis (l)	43	3,952
Smith & Nephew Plc	254	2,646
		24,696
INDUSTRIALS - 10.3%
Adecco SA (l)	38	2,601
Cie de Saint-Gobain (l)	53	4,430
Daikin Industries Ltd.	57	1,969
Deutsche Post AG	89	2,696
Mitsubishi Corp.	115	2,159
Secom Co. Ltd.	31	1,607
Siemens AG	35	3,424
SMC Corp.	15	2,099
Sumitomo Corp.	209	3,128
Wolseley Plc	168	4,067
		28,180
INFORMATION TECHNOLOGY - 7.7%
Canon Inc. (l)	60	3,367
Hirose Electric Co. Ltd.	11	1,294
Hoya Corp.	77	2,994
Nidec Corp.	27	2,049
Nokia Oyj	174	3,554
Samsung Electronics Co. Ltd. - GDR (e)	3	823
Samsung Electronics Co. Ltd. (e)	4	1,365
SAP AG	35	1,877
Telefonaktiebolaget LM Ericsson - Class B	944	3,814
		21,137
MATERIALS - 8.8%
Arkema (b) (l)	3	178
BASF AG	22	2,100
BHP Billiton Ltd. (l)	146	2,917
BHP Billiton Plc	56	1,023
Cia Vale do Rio Doce - ADR	118	3,497
Holcim Ltd. (l)	38	3,495
Imerys SA (l)	18	1,563
Lafarge SA (l)	28	4,157
Linde AG	1	95
Nitto Denko Corp.	39	1,968
Shin-Etsu Chemical Co. Ltd.	38	2,511
Zinifex Ltd.	48	705
		24,209
TELECOMMUNICATION SERVICES - 2.1%
Vodafone Group Plc	2,077	5,754

UTILITIES - 1.0%
Centrica Plc	412	2,857

Total Common Stocks (cost $201,999)		265,400

SHORT TERM INVESTMENTS - 20.7%
Mutual Funds - 3.2%
JNL Money Market Fund, 5.11% (a) (d)	8,776	8,776
Securities Lending Collateral - 17.5%
Mellon GSL Delaware Business Trust Collateral Fund	48,005	48,005
Total Short Term Investments (cost $56,781)		56,781

Total Investments - 117.4% (cost $258,780)		322,181
Other Assets and Liabilities, Net - (17.4%)		-47,752
Total Net Assets - 100%		$274,429

JNL/JPMorgan International Value Fund
COMMON STOCKS - 95.3%
CONSUMER DISCRETIONARY - 8.5%
Compagnie Generale des Etablissements Michelin (l)	92	$8,769
Intercontinental Hotels Group Plc	211	5,220
Matsushita Electric Industrial Co. Ltd.	229	4,570
Toyota Motor Corp.	226	15,117
Vivendi Universal SA	199	7,772
		41,448
CONSUMER STAPLES - 3.8%
British American Tobacco Plc	306	8,571
Japan Tobacco Inc.	1	5,397
Woolworths Ltd.	235	4,434
		18,402
ENERGY - 7.8%
BP Plc	298	3,313
ENI SpA	401	13,501
ERG SpA (l)	176	4,042
PTT Plc	626	3,705
Total SA (l)	186	13,398
		37,959
FINANCIALS - 36.3%
Aegon NV	340	6,472
Allianz AG	46	9,395
Australia & New Zealand Banking Group Ltd.	337	7,501
Aviva Plc	433	6,964
AXA SA (l)	260	10,515
Barclays Plc	950	13,584
Credit Suisse Group	115	8,043
Daiwa Securities Group Inc.	610	6,843
Deutsche Bank AG	79	10,502
Hana Financial Group Inc.	85	4,480

HBOS Plc	464	10,273
Henderson Land Development Co. Ltd.	456	2,550
HSBC Holdings Plc	759	13,828
ING Groep NV	130	5,763
National Bank of Greece SA	95	4,377
Nippon Building Fund Inc. (l)	-	6,519
Nishi-Nippon City Bank Ltd.	1,281	5,511
Royal Bank of Scotland Group Plc	310	12,106
Sanpaolo IMI SpA (l)	293	6,808
Sumitomo Mitsui Financial Group Inc.	1	9,309
Unibanco - Uniao de Bancos Brasileiros SA - GDR (l)	58	5,426
UniCredito Italiano SpA	1,079	9,459
		176,228
HEALTH CARE - 0.7%
GlaxoSmithKline Plc	131	3,440

INDUSTRIALS - 14.0%
Amada Co. Ltd.	605	6,411
British Airways Plc (b)	468	4,833
Kubota Corp.	504	4,667
Macquarie Infrastructure Group (l)	1,315	3,591
Metso Oyj	71	3,566
Mitsui & Co. Ltd.	384	5,744
Mitsui OSK Lines Ltd.	671	6,620
Orkla ASA	132	7,497
Schneider Electric SA (l)	70	7,735
Skanska AB	248	4,893
TNT NV	151	6,505
West Japan Railway Co.	1	6,129
		68,191
INFORMATION TECHNOLOGY - 1.8%
Alcatel SA (l)	370	5,319
LG.Philips LCD Co. Ltd. - ADR (b) (l)	236	3,562
		8,881
MATERIALS - 7.3%
Arkema (b) (l)	119	6,091
Bayer AG (l)	139	7,465
Lanxess AG (b)	110	6,178
Makhteshim-Agan Industries Ltd.	584	3,316
Mittal Steel Co NV	159	6,710
Sidenor Steel Production & Manufacturing Co. SA	141	1,650
Ube Industries Ltd.	1,373	3,946
		35,356
TELECOMMUNICATION SERVICES - 8.5%
China Unicom Ltd.	4,022	5,895

Deutsche Telekom AG	290	5,298
Royal KPN NV	432	6,137
Singapore Telecommunications Ltd.	2,828	6,047
Telefonica SA	417	8,878
Vodafone Group Plc	3,289	9,113
		41,368
UTILITIES - 6.6%
Chubu Electric Power Co. Inc.	235	7,027
CLP Holdings Ltd.	919	6,790
National Grid Plc	313	4,521
Scottish & Southern Energy Plc	166	5,038
Suez SA (l)	164	8,488
		31,864

Total Common Stocks (cost $392,427)		463,137

SHORT TERM INVESTMENTS - 17.0%
Mutual Funds - 4.4%
JNL Money Market Fund, 5.11% (a) (d)	21,184	21,184

Securities Lending Collateral - 12.5%
Mellon GSL Delaware Business Trust Collateral Fund	61,162	61,162

U.S. Treasury Securities - 0.1%
U.S. Treasury Bill, 4.90%, 03/08/07 (k) (m)	420	417
Total Short Term Investments (cost $82,763)		82,763

Total Investments - 112.3% (cost $475,190)		545,900
Other Assets and Liabilities, Net - (12.3%)		-59,847
Total Net Assets - 100%		$486,053

JNL/Lazard Emerging Markets Fund
COMMON STOCKS - 86.6%
CONSUMER DISCRETIONARY - 11.1%
Desarrolladora Homex SA de CV - ADR (b)	12	727
Edgars Consolidated Stores Ltd.	314	1,748
Grupo Televisa SA - ADR	42	1,129
Hyundai Motor Co. Ltd. (b)	16	1,175
Kangwon Land Inc. (b)	54	1,169
LG Electronics Inc. (b)	12	721
Lotte Shopping Co. Ltd. (b) (e)	43	865
Lotte Shopping Co. Ltd. (b) (e) (l)	11	227
Steinhoff International Holdings Ltd.	381	1,350
Truworths International Ltd.	174	797
		9,908

CONSUMER STAPLES - 6.0%
Eastern Tobacco	16	859
Hite Brewery Co. Ltd. (b)	4	501
Kimberly-Clark De Mexico SA	205	949
Oriflame Cosmetics SA	41	1,708
Souza Cruz SA	52	928
Thai Union Frozen Products PCL	451	346
		5,291
ENERGY - 7.9%
CNOOC Ltd. - ADR	12	1,173
KazMunaiGas Exploration Production (b)	27	660
KazMunaiGas Exploration Production (b) (e) (f)	13	323
MOL Hungarian Oil and Gas Plc	8	919
Petroleo Brasileiro Sa - ADR (l)	22	2,308
SK Corp. (b)	11	848
Ultrapar Participacoes SA - ADR (l)	33	754
		6,985
FINANCIALS - 18.9%
Banco Macro Bansud SA	21	655
Bank Hapoalim BM	363	1,711
Bank Mandiri Persero Tbk PT	3,773	1,216
Bradespar SA	20	950
Chinatrust Financial Holding Co.	2,116	1,770
Credicorp Ltd.	17	704
Fubon Financial Holding Co. Ltd.	142	1,307
Investcorp Bank BSC (b)	21	554
Kasikornbank PCL	294	518
Kookmin Bank (b)	32	2,617
Sanlam Ltd. (l)	137	356
Shinhan Financial Group Co. Ltd. (b)	42	2,167
State Bank of India Ltd.	30	2,226
		16,751
HEALTH CARE - 1.0%
Gedeon Richter Rt	4	890

INDUSTRIALS - 7.3%
Cia de Concessoes Rodoviarias	76	1,024
Enka Insaat ve Sanayi AS	68	726
Imperial Holdings Ltd. (b)	44	1,031
Iochpe Maxion SA	58	491
Murray & Roberts Holdings Ltd.	131	749
Orascom Construction Industries	29	1,424
Pacific Basin Shipping Ltd.	425	268
United Tractors Tbk PT	1,042	759
		6,472

INFORMATION TECHNOLOGY - 10.2%
Advantech Co. Ltd.	239	857
HON HAI Precision Industry Co. Ltd. - GDR (l)	130	1,840
Samsung Electronics Co. Ltd.	5	3,165
Satyam Computer Services Ltd. - ADR (l)	60	1,441
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	165	1,799
		9,102
MATERIALS - 9.0%
Aquarius Platinum Ltd.	64	1,400
Cemex Sa De Cv - ADR (b)	60	2,032
Evraz Group SA - ADR	28	729
Grupo Mexico SAB de CV	164	601
Israel Chemicals Ltd.	128	800
Klabin SA	431	1,080
Kumba Iron Ore Ltd (b)	74	1,179
Kumba Resources Ltd.	23	186
		8,007
TELECOMMUNICATION SERVICES - 14.3%
Brasil Telecom Participacoes SA (l)	30	1,268
China Netcom Group Corp. Hong Kong Ltd.	248	665
Chunghwa Telecom Co. Ltd. - ADR	7	147
KT Corp. - ADR (b) (l)	25	634
Maroc Telecom	3	48
Mobile Telesystems - ADR	39	1,957
Orascom Telecom Holding SAE	21	1,355
Philippine Long Distance Telephone Co. - ADR (l)	27	1,360
Pt Telekomunikasi Indonesia - ADR (l)	20	930
Tele Norte Leste Participacoes SA - ADR (l)	68	1,013
Telemar Norte Leste SA	37	848
Turkcell Iletisim Hizmet AS	293	1,482
Turkcell Iletisim Hizmet AS - ADR	72	963
		12,670
UTILITIES - 0.9%
AES Tiete SA	26,528	773
Total Common Stocks (cost $68,422)		76,849

PREFERRED STOCKS - 3.7%
CONSUMER DISCRETIONARY - 0.6%
Hyundai Motor Co. Ltd.	13	572

MATERIALS - 3.1%
Cia Vale do Rio Doce	107	2,722
Total Preferred Stocks (cost $3,137)		3,294

SHORT TERM INVESTMENTS - 17.2%

Mutual Funds - 9.1%
JNL Money Market Fund, 5.11% (a) (d)	8,048	8,048
Securities Lending Collateral - 8.1%
Mellon GSL Delaware Business Trust Collateral Fund	7,222	7,222
Total Short Term Investments (cost $15,270)		15,270

Total Investments - 107.5% (cost $86,829)		95,413
Other Assets and Liabilities, Net - (7.5%)		-6,637
Total Net Assets - 100%		$88,776

JNL/Lazard Mid Cap Value Fund
COMMON STOCKS - 95.6%
CONSUMER DISCRETIONARY - 17.1%
Apollo Group Inc. - Class A (b)	32	$1,247
Belo Corp.	165	3,036
Dollar Tree Stores Inc. (b)	103	3,097
Fortune Brands Inc.	38	3,262
Idearc Inc. (b) (l)	89	2,556
Liz Claiborne Inc.	113	4,920
Pacific Sunwear of California (b)	113	2,214
RH Donnelley Corp. (l)	78	4,863
Royal Caribbean Cruises Ltd. (l)	81	3,360
Service Corp. International	410	4,204
Stanley Works	75	3,757
Talbots Inc. (l)	48	1,164
		37,680
CONSUMER STAPLES - 5.7%
Coca-Cola Enterprises Inc.	234	4,786
Kroger Co.	187	4,314
Pilgrim’s Pride Corp. - Class B (l)	122	3,585
		12,685
ENERGY - 7.3%
BJ Services Co.	83	2,419
Foundation Coal Holdings Inc.	42	1,340
Massey Energy Co. (l)	146	3,385
Overseas Shipholding Group (l)	33	1,869
Smith International Inc. (l)	56	2,316
Sunoco Inc.	33	2,064
Williams Cos. Inc.	103	2,683
		16,076
FINANCIALS - 21.4%
AG Edwards Inc.	46	2,905
Ameriprise Financial Inc.	73	3,984
Aon Corp.	86	3,032
CBL & Associates Properties Inc. (l)	68	2,948

Health Care Property Investors Inc.	65	2,393
Hudson City Bancorp. Inc.	198	2,750
Lincoln National Corp.	72	4,761
Mellon Financial Corp.	111	4,674
OneBeacon Insurance Group Ltd. (b)	84	2,341
PartnerRe Ltd.	61	4,354
Protective Life Corp.	124	5,885
RenaissanceRe Holdings Ltd.	75	4,524
Willis Group Holdings Ltd. (l)	66	2,625
		47,176
HEALTH CARE - 7.5%
Barr Laboratories Inc. (b)	44	2,205
Hospira Inc. (b)	36	1,192
Invitrogen Corp. (b) (l)	39	2,213
Laboratory Corp of America Holdings (b) (l)	32	2,322
Sepracor Inc. (b) (l)	42	2,580
Triad Hospitals Inc. (b) (l)	91	3,815
Warner Chilcott Ltd. (b) (l)	168	2,323
		16,650
INDUSTRIALS - 10.2%
Covanta Holding Corp. (b)	109	2,394
Dover Corp.	84	4,103
Hubbell Inc. - Class B	68	3,079
Laidlaw International Inc.	82	2,483
Pitney Bowes Inc.	104	4,785
Republic Services Inc. - Class A	73	2,957
YRC Worldwide Inc. (b) (l)	74	2,807
		22,608
INFORMATION TECHNOLOGY - 14.5%
Analog Devices Inc.	55	1,805
Arrow Electronics Inc. (b)	110	3,474
Avaya Inc. (b) (l)	334	4,669
CDW Corp. (l)	23	1,631
Compuware Corp. (b)	139	1,156
DST Systems Inc. (b) (l)	76	4,753
Flextronics International Ltd. (b)	276	3,166
Ingram Micro Inc. - Class A (b)	136	2,778
KLA-Tencor Corp. (l)	22	1,075
Solectron Corp. (b)	809	2,606
Sun Microsystems Inc. (b)	517	2,803
Vishay Intertechnology Inc. (b)	148	1,997
		31,913
MATERIALS - 7.9%
Ball Corp.	68	2,978
Cabot Corp. (l)	55	2,396

Celanese Corp. - Class A	99	2,549
Louisiana-Pacific Corp.	134	2,885
Owens-Illinois Inc. (b) (l)	117	2,159
Sigma-Aldrich Corp.	29	2,269
Temple-Inland Inc.	46	2,113
		17,349
TELECOMMUNICATION SERVICES - 4.0%
Alltel Corp.	80	4,845
Citizens Communications Co. (l)	276	3,968
		8,813
Total Common Stocks (cost $190,369)		210,950

SHORT TERM INVESTMENTS - 22.2%
Mutual Funds - 5.4%
JNL Money Market Fund, 5.11% (a) (d)	11,996	11,996
Securities Lending Collateral - 16.8%
Mellon GSL Delaware Business Trust Collateral Fund	37,053	37,053
Total Short Term Investments (cost $49,049)		49,049

Total Investments - 117.8% (cost $239,418)		259,999
Other Assets and Liabilities, Net - (17.8%)		-39,260
Total Net Assets - 100%		$220,739

JNL/Lazard Small Cap Value Fund
COMMON STOCKS - 95.8%
CONSUMER DISCRETIONARY - 13.3%
Arbitron Inc.	26	$1,138
Bally Technologies Inc. (b) (l)	48	893
CBRL Group Inc.	29	1,303
Ethan Allen Interiors Inc. (l)	18	664
Finish Line - Class A	79	1,130
Fossil Inc. (b) (l)	59	1,341
Guitar Center Inc. (b) (l)	49	2,205
Matthews International Corp. - Class A (l)	44	1,727
Pacific Sunwear of California (b) (l)	93	1,813
Polaris Industries Inc. (l)	29	1,358
Rare Hospitality International Inc. (b) (l)	34	1,106
Sealy Corp. (l)	118	1,736
Stein Mart Inc.	30	402
Timberland Co. - Class A (b) (l)	46	1,443
Tractor Supply Co. (b) (l)	25	1,136
WMS Industries Inc. (b) (l)	34	1,189
		20,584
CONSUMER STAPLES - 2.4%
Central Garden & Pet Co. (b)	44	2,140

Physicians Formula Holdings Inc. (b)	82	1,536
		3,676
ENERGY - 4.6%
Brigham Exploration Co. (b)	131	958
Complete Production Services Inc. (b)	73	1,537
Exploration Co. of Delaware Inc. (b) (l)	128	1,710
Foundation Coal Holdings Inc.	22	705
Hercules Offshore Inc. (b) (l)	29	850
W-H Energy Services Inc. (b)	27	1,305
		7,065
FINANCIALS - 22.0%
Arch Capital Group Ltd. (b)	25	1,690
Ashford Hospitality Trust Inc. (l)	163	2,023
Aspen Insurance Holdings Ltd.	54	1,431
Bank of the Ozarks Inc. (l)	69	2,288
BankUnited Financial Corp. - Class A (l)	63	1,750
Brandywine Realty Trust (l)	38	1,250
Cousins Properties Inc. (l)	50	1,764
First Community Bancorp. Inc.	39	2,039
Franklin Bank Corp. (b) (l)	68	1,389
Genesis Lease Ltd. (b) (l)	71	1,659
Healthcare Realty Trust Inc. (l)	42	1,641
Max Re Capital Ltd.	52	1,293
MFA Mortgage Investments Inc. (l)	245	1,883
Prosperity Bancshares Inc. (l)	38	1,308
Provident Bankshares Corp.	42	1,477
RLI Corp. (l)	15	824
Sterling Bancshares Inc.	161	2,096
United Bankshares Inc.	29	1,117
Waddell & Reed Financial Inc. - Class A (l)	110	3,015
Wintrust Financial Corp. (l)	43	2,060
		33,997
HEALTH CARE - 7.1%
American Medical Systems Holdings Inc. (b) (l)	57	1,057
BioScrip Inc. (b)	158	546
Centene Corp. (b)	54	1,314
Five Star Quality Care Inc. (b) (l)	162	1,807
Hanger Orthopedic Group Inc. (b)	122	919
inVentiv Health Inc. (b) (l)	7	255
LifePoint Hospitals Inc. (b)	51	1,732
PharmaNet Development Group Inc. (b) (l)	54	1,194
Symmetry Medical Inc. (b) (l)	81	1,113
Wright Medical Group Inc. (b) (l)	46	1,062
		10,999
INDUSTRIALS - 19.3%

AirTran Holdings Inc. (b)	151	1,775
Altra Holdings Inc. (b)	64	902
American Commercial Lines Inc. (b) (l)	11	727
Applied Signal Technology Inc.	86	1,211
Builders FirstSource Inc. (b)	16	283
Columbus Mckinnon Corp. (b) (l)	51	1,070
DRS Technologies Inc. (l)	24	1,285
Esterline Technologies Corp. (b)	26	1,042
G&K Services Inc. - Class A (l)	50	1,940
Houston Wire & Cable Co. (b) (l)	51	1,060
HUB Group Inc. - Class A (b)	29	802
Insteel Industries Inc. (l)	59	1,050
John H Harland Co.	36	1,791
Kennametal Inc.	18	1,048
Knoll Inc.	71	1,562
Ladish Co. Inc. (b) (l)	46	1,706
Navigant Consulting Inc. (b) (l)	94	1,851
Perini Corp. (b) (l)	40	1,216
RBC Bearings Inc. (b)	27	780
Rollins Inc.	71	1,558
Tetra Tech Inc. (b) (l)	60	1,093
United Rentals Inc. (b) (l)	36	926
Waste Connections Inc. (b) (l)	32	1,317
Watsco Inc.	22	1,038
Watson Wyatt Worldwide Inc.	18	804
		29,837
INFORMATION TECHNOLOGY - 23.5%
Actel Corp. (b)	60	1,086
Agile Software Corp. (b) (l)	167	1,028
Avid Technology Inc. (b) (l)	26	965
Avocent Corp. (b) (l)	56	1,902
Benchmark Electronics Inc. (b) (l)	70	1,711
Brightpoint Inc. (b) (l)	93	1,248
C-COR Inc. (b)	82	917
Coherent Inc. (b) (l)	60	1,907
CPI International Inc. (b)	104	1,565
Emulex Corp. (b) (l)	19	369
Exar Corp. (b) (l)	126	1,638
FARO Technologies Inc. (b)	62	1,500
FEI Co. (b) (l)	64	1,693
Integrated Device Technology Inc. (b)	91	1,410
Ixia (b) (l)	115	1,106
Komag Inc. (b) (l)	39	1,492
LTX Corp. (b)	119	664
Microsemi Corp. (b) (l)	70	1,377

Perot Systems Corp. (b) (l)	94	1,541
Plexus Corp. (b)	48	1,134
Powerwave Technologies Inc. (b) (l)	173	1,114
Rogers Corp. (b)	18	1,077
SafeNet Inc. (b) (l)	66	1,570
Secure Computing Corp. (b) (l)	248	1,628
Semtech Corp. (b) (l)	121	1,583
TTM Technologies Inc. (b)	105	1,189
Wright Express Corp. (b)	65	2,019
		36,433
MATERIALS - 2.9%
AMCOL International Corp. (l)	43	1,182
Cleveland-Cliffs Inc. (l)	17	823
Coeur d’Alene Mines Corp. (b) (l)	197	973
Quanex Corp. (l)	34	1,183
Silgan Holdings Inc.	9	413
		4,574
TELECOMMUNICATION SERVICES - 0.6%
Alaska Communications Systems Group Inc. (l)	57	872

UTILITIES - 0.1%
Cleco Corp. (l)	9	232
South Jersey Industries Inc. (l)	-	10
		242
Total Common Stocks (cost $138,527)		148,279

SHORT TERM INVESTMENTS - 35.9%
Mutual Funds - 3.9%
JNL Money Market Fund, 5.11% (a) (d)	6,082	6,082
Securities Lending Collateral - 32.0%
Mellon GSL Delaware Business Trust Collateral Fund	49,484	49,484
Total Short Term Investments (cost $55,566)		55,566

Total Investments - 131.7% (cost $194,093)		203,845
Other Assets and Liabilities, Net - (31.7%)		-49,104
Total Net Assets - 100%		$154,741

JNL/Mellon Capital Management Bond Index Fund* (n)
* Summary Schedule of Investments
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 5.9%
Other Securities		$14,526
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $14,669)		14,526

CORPORATE BONDS AND NOTES - 21.2%

CONSUMER DISCRETIONARY - 1.9%
Other Securities		4,638

CONSUMER STAPLES - 1.2%
Other Securities		3,003

ENERGY - 1.0%
Other Securities		2,500

FINANCIALS - 10.0%
Other Securities		24,829

HEALTH CARE - 0.8%
Other Securities		2,058

INDUSTRIALS - 1.3%
Other Securities		3,204

INFORMATION TECHNOLOGY - 0.5%
Other Securities		1,330

MATERIALS - 0.7%
Other Securities		1,702

TELECOMMUNICATION SERVICES - 2.0%
Other Securities		5,064

UTILITIES - 1.8%
Other Securities		4,327
Total Corporate Bonds and Notes (cost $53,235)		52,655

GOVERNMENT AND AGENCY OBLIGATIONS - 71.7%
GOVERNMENT SECURITIES - 26.6%
Municipals - 0.1%
Other Securities		286
Sovereign - 1.7%
Other Securities		4,220
U.S. Treasury Securities - 24.8%
U.S. Treasury Bill, 5.13%, 06/30/08 (l)	$1,490	1,495
U.S. Treasury Bond
11.25%, 02/15/15 (l)	795	1,142
7.25%, 05/15/16 (l)	1,330	1,581
8.88%, 02/15/19 (l)	1,045	1,429
8.75%, 08/15/20 (l)	800	1,106
8.00%, 11/15/21 (l)	1,160	1,538

7.13%, 02/15/23 (l)	815	1,015
U.S. Treasury Note
4.88%, 04/30/08 (l)	1,800	1,797
2.63%, 05/15/08 (l)	1,930	1,871
3.13%, 09/15/08 (l)	1,450	1,410
4.63%, 09/30/08 (l)	1,480	1,475
4.50%, 02/15/09 (l)	1,000	994
2.63%, 03/15/09 (l)	1,160	1,109
3.25%, 04/15/09 (l)	1,740	1,678
6.00%, 08/15/09 (l)	2,040	2,101
3.50%, 11/15/09 (l)	1,490	1,441
5.00%, 08/15/11 (l)	1,030	1,044
4.00%, 11/15/12 (l)	1,100	1,062
4.25%, 08/15/14 (l)	2,755	2,674
Other Securities (3.38% - 12.00%, 02/15/08 - 02/15/36)		33,467
		61,429
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 45.1%
Federal Home Loan Bank - 2.3%
Federal Home Loan Bank
4.63%, 11/21/08 (l)	1,000	993
3.00%, 04/15/09 (l)	1,200	1,151
5.00%, 09/18/09 (l)	1,000	1,002
5.75%, 05/15/12 (l)	1,125	1,167
Other Securities (2.75% - 5.50%, 03/10/08 - 07/15/36)		1,333
		5,646
Federal Home Loan Mortgage Corp. - 16.7%
Federal Home Loan Mortgage Corp.
5.45%,11/21/13	1,500	1,483
5.25%, 06/18/14 (l)	1,090	1,108
4.50%,11/01/18	1,177	1,137
6.00%, 02/12/31, TBA (c)	1,000	1,007
5.50%,10/01/32	1,404	1,391
5.00%,09/01/33	2,774	2,681
5.00%,11/01/35	2,527	2,439
5.50%,12/01/35	3,035	3,002
6.00%,12/01/35	3,035	3,058
5.00%,04/01/36	1,308	1,262
Other Securities (4.13% - 7.00%, 02/08/08 - 12/01/36)		23,000
		41,568
Federal National Mortgage Association - 22.7%
Federal National Mortgage Association
5.00%,02/01/18	2,327	2,294
4.50%,11/01/18	1,154	1,114
5.00%,11/01/18	1,236	1,217

5.00%,05/01/26	1,049	1,020
5.50%,05/01/26	1,255	1,247
5.50%,05/01/33	2,311	2,288
5.50%,06/01/33	2,173	2,151
5.50%,10/01/33	2,172	2,150
5.00%,11/01/33	1,805	1,746
6.00%,12/01/33	1,851	1,865
5.00%,02/01/34	2,808	2,716
5.50%,07/01/34	1,223	1,210
5.50%,02/01/35	1,185	1,173
5.00%,11/01/35	3,319	3,205
6.00%,10/01/36	996	1,003
6.00%,12/01/36	1,300	1,309
Other Securities (2.50% - 7.00%, 01/11/08 - 01/01/37)		28,742
		56,450
Government National Mortgage Association - 3.4%
Other Securities (5.00% - 8.50%, 04/15/30 - 11/15/36)		8,469
Total Government and Agency Obligations (cost $178,443)		178,068

SHORT TERM INVESTMENTS - 36.3%
Mutual Funds - 1.1%
JNL Money Market Fund, 5.11% (a) (d)	2,805	2,805
Securities Lending Collateral - 35.2%
Mellon GSL Delaware Business Trust Collateral Fund (d)	87,222	87,222
Total Short Term Investments (cost $90,027)		90,027

Total Investments - 135.1% (cost $336,374)		335,276
Other Assets and Liabilities, Net - (35.1%)		-87,095
Total Net Assets - 100%		$248,181

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 11.3%
Coach Inc. (b)	11	490
Comcast Corp. - Class A (b)	21	893
Home Depot Inc. (l)	13	523
News Corp. Inc.	25	528
Time Warner Inc.	41	893
Walt Disney Co.	21	705
Other Securities		4,762
		8,794
CONSUMER STAPLES - 9.5%
Altria Group Inc.	11	983
Coca-Cola Co.	19	895

PepsiCo Inc.	15	925
Procter & Gamble Co.	15	967
Wal-Mart Stores Inc.	18	826
Other Securities		2,820
		7,416
ENERGY - 8.5%
Chevron Corp.	8	572
Exxon Mobil Corp.	30	2,278
Schlumberger Ltd.	13	803
Transocean Inc. (b)	6	485
Other Securities		2,488
		6,626
FINANCIALS - 22.2%
AFLAC Inc.	11	507
American International Group Inc.	21	1,475
Bank of America Corp.	34	1,795
Citigroup Inc.	22	1,222
Goldman Sachs Group Inc.	5	903
JPMorgan Chase & Co.	12	585
Lehman Brothers Holdings Inc.	8	633
MetLife Inc.	11	643
Morgan Stanley	11	891
PNC Financial Services Group Inc.	7	511
Prudential Financial Inc.	7	615
SLM Corp.	10	493
Wachovia Corp.	11	634
Other Securities		6,378
		17,285
HEALTH CARE - 12.3%
Aetna Inc.	12	514
Baxter International Inc.	12	538
Johnson & Johnson	12	810
Merck & Co. Inc.	12	519
Pfizer Inc.	27	700
Schering-Plough Corp.	25	584
UnitedHealth Group Inc.	11	601
Other Securities		5,272
		9,538
INDUSTRIALS - 10.4%
Boeing Co.	9	792
General Electric Corp.	60	2,242
Other Securities		5,035
		8,069
INFORMATION TECHNOLOGY - 14.7%
Apple Computer Inc. (b)	9	800

Cisco Systems Inc. (b)	23	617
Google Inc. - Class A (b)	2	944
Hewlett-Packard Co.	23	941
International Business Machines Corp.	13	1,244
Microsoft Corp.	64	1,906
QUALCOMM Inc.	20	741
Other Securities		4,284
		11,477
MATERIALS - 2.4%
Other Securities		1,837

TELECOMMUNICATION SERVICES - 3.4%
AT&T Inc.	33	1,182
BellSouth Corp.	12	565
Verizon Communications Inc.	20	740
Other Securities		179
		2,666
UTILITIES - 2.2%
Other Securities		1,747
Total Common Stocks (cost $64,146)		75,455

SHORT TERM INVESTMENTS - 6.7%
Mutual Funds - 2.8%
JNL Money Market Fund, 5.11% (a) (d)	2,169	2,169
Securities Lending Collateral - 3.6%
Mellon GSL Delaware Business Trust Collateral Fund (d)	2,780	2,780
U.S. Treasury Securities - 0.3%
Other Securities (m)		213
Total Short Term Investments (cost $5,162)		5,162

Total Investments - 103.6% (cost $69,308)		80,617
Other Assets and Liabilities, Net - (3.6%)		-2,766
Total Net Assets - 100%		$77,851

JNL/Mellon Capital Management International Index Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 11.6%
DaimlerChrysler AG	35	$2,176
Honda Motor Co. Ltd. (l)	60	2,367
Toyota Motor Corp.	111	7,399
Other Securities		46,193
		58,135
CONSUMER STAPLES - 7.7%
Nestle SA	15	5,458

Tesco Plc	306	2,425
Other Securities		30,630
		38,513
ENERGY - 7.0%
BP Plc	756	8,404
ENI SpA	100	3,359
Royal Dutch Shell Plc	250	8,742
Total SA (l)	84	6,032
Other Securities		8,848
		35,385
FINANCIALS - 29.1%
ABN AMRO Holding NV	70	2,241
Allianz AG	17	3,379
AXA SA (l)	64	2,592
Banco Bilbao Vizcaya Argentaria SA	136	3,281
Banco Santander Central Hispano SA	228	4,253
Barclays Plc	250	3,569
BNP Paribas	32	3,504
Credit Suisse Group	44	3,090
Deutsche Bank AG	20	2,668
HBOS Plc	146	3,231
HSBC Holdings Plc	441	8,046
ING Groep NV	72	3,189
Lloyds TSB Group Plc	216	2,421
Mitsubishi UFJ Financial Group Inc.	-	4,076
Mizuho Financial Group Inc.	-	2,607
Royal Bank of Scotland Group Plc	122	4,761
Societe Generale - Class A	14	2,403
Sumitomo Mitsui Financial Group Inc.	-	2,419
UBS AG	77	4,677
UniCredito Italiano SpA	300	2,629
Other Securities		77,566
		146,602
HEALTH CARE - 6.8%
AstraZeneca Plc	60	3,212
GlaxoSmithKline Plc	222	5,841
Novartis AG	89	5,144
Roche Holding AG	27	4,829
Sanofi-Aventis (l)	39	3,603
Takeda Pharmaceutical Co. Ltd.	34	2,348
Other Securities		9,457
		34,434
INDUSTRIALS - 10.8%
Siemens AG	32	3,223
Other Securities		51,053

		54,276
INFORMATION TECHNOLOGY - 5.4%
Canon Inc. (l)	41	2,309
Nokia Oyj	157	3,211
Telefonaktiebolaget LM Ericsson - Class B	569	2,301
Other Securities		19,430
		27,251
MATERIALS - 8.1%
Anglo American Plc	55	2,701
BHP Billiton Ltd.	134	2,681
Other Securities		35,630
		41,012
TELECOMMUNICATION SERVICES - 5.3%
Telefonica SA	171	3,640
Vodafone Group Plc	2,018	5,590
Other Securities		17,665
		26,895
UTILITIES - 5.5%
E.ON AG	24	3,245
Other Securities		24,249
		27,494
Total Common Stocks (cost $367,770)		489,997

PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Other Securities		393
Total Preferred Stocks (cost $236)		393

RIGHTS - 0.0%
Other Securities		2
Total Rights (cost $2)		2

SHORT TERM INVESTMENTS - 17.2%
Mutual Funds - 2.4%
JNL Money Market Fund, 5.11% (a) (d)	12,011	12,011
Securities Lending Collateral - 14.7%
Mellon GSL Delaware Business Trust Collateral Fund (d)	74,034	74,034
U.S. Treasury Securities - 0.1%
Other Securities (m)		659
Total Short Term Investments (cost $86,704)		86,704

Total Investments - 114.6% (cost $454,712)		577,096
Other Assets and Liabilities, Net - (14.6%)		-73,627
Total Net Assets - 100%		$503,469

JNL/Mellon Capital Management S&P 400 MidCap Index Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 15.1%
Abercrombie & Fitch Co. - Class A	30	$2,085
American Eagle Outfitters Inc.	68	2,123
Carmax Inc. (b)	36	1,938
Polo Ralph Lauren Corp.	21	1,628
Other Securities		50,249
		58,023
CONSUMER STAPLES - 2.3%
Other Securities		8,820

ENERGY - 7.4%
Cameron International Corp. (b)	38	2,013
ENSCO International Inc.	52	2,612
Grant Prideco Inc. (b)	44	1,762
Newfield Exploration Co. (b)	44	2,043
Noble Energy Inc.	60	2,946
Pioneer Natural Resources Co.	42	1,680
Pride International Inc. (b)	55	1,661
Southwestern Energy Co. (b)	57	2,003
Other Securities		11,805
		28,525
FINANCIALS - 18.1%
AG Edwards Inc.	26	1,640
AMB Property Corp.	30	1,759
Developers Diversified Realty Corp. (l)	37	2,349
Everest Re Group Ltd.	22	2,166
Fidelity National Title Group Inc. - Class A	75	1,781
Macerich Co.	24	2,114
Mercantile Bankshares Corp.	43	1,991
Old Republic International Corp.	78	1,819
Regency Centers Corp.	23	1,825
WR Berkley Corp.	57	1,976
Other Securities		50,265
		69,685
HEALTH CARE - 10.7%
Health Net Inc. (b) (l)	39	1,916
Omnicare Inc. (l)	41	1,591
Sepracor Inc. (b) (l)	37	2,286
Varian Medical Systems Inc. (b)	44	2,101
Other Securities		33,221
		41,115
INDUSTRIALS - 15.7%

CH Robinson Worldwide Inc.	59	2,411
Dun & Bradstreet Corp. (b)	21	1,765
Expeditors International Washington Inc.	72	2,936
Jacobs Engineering Group Inc. (b)	20	1,629
Joy Global Inc.	40	1,948
Manpower Inc.	29	2,208
Precision Castparts Corp.	46	3,604
Other Securities		43,743
		60,244
INFORMATION TECHNOLOGY - 15.1%
Amphenol Corp. - Class A	30	1,886
Cadence Design Systems Inc. (b)	95	1,706
Harris Corp.	45	2,084
Lam Research Corp. (b)	48	2,442
MEMC Electronic Materials Inc. (b)	57	2,216
Microchip Technology Inc.	73	2,390
Other Securities		45,164
		57,888
MATERIALS - 5.6%
Lyondell Chemical Co.	72	1,833
Martin Marietta Materials Inc. (l)	15	1,600
Other Securities		18,197
		21,630
TELECOMMUNICATION SERVICES - 0.6%
Telephone & Data Systems Inc.	35	1,924
Other Securities		378
		2,302
UTILITIES - 8.0%
Equitable Resources Inc. (l)	41	1,710
Oneok Inc. (l)	37	1,609
Pepco Holdings Inc.	65	1,684
SCANA Corp	39	1,600
Wisconsin Energy Corp.	40	1,884
Other Securities		22,053
		30,539
Total Common Stocks (cost $322,919)		378,771

SHORT TERM INVESTMENTS - 24.3%
Mutual Funds - 1.3%
JNL Money Market Fund, 5.11% (a) (d)	5,047	5,047
Securities Lending Collateral - 22.8%
Mellon GSL Delaware Business Trust Collateral Fund (d)	87,577	87,577
U.S. Treasury Securities - 0.2%
Other Securities (m)		545
Total Short Term Investments (cost $93,169)		93,169

Total Investments - 122.9% (cost $416,088)		471,940
Other Assets and Liabilities, Net - (22.9%)		-87,973
Total Net Assets - 100%		$383,967

JNL/Mellon Capital Management S&P 500 Index Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 10.3%
Comcast Corp. - Class A (b)	90	$3,827
Home Depot Inc. (l)	89	3,582
Time Warner Inc.	176	3,826
Walt Disney Co.	90	3,095
Other Securities		44,361
		58,691
CONSUMER STAPLES - 9.0%
Altria Group Inc.	90	7,757
Coca-Cola Co.	88	4,248
PepsiCo Inc.	71	4,454
Procter & Gamble Co.	137	8,808
Wal-Mart Stores Inc.	106	4,906
Other Securities		20,785
		50,958
ENERGY - 9.6%
Chevron Corp.	95	6,977
ConocoPhillips	71	5,121
Exxon Mobil Corp.	254	19,493
Schlumberger Ltd.	51	3,232
Other Securities		19,570
		54,393
FINANCIALS - 21.6%
American Express Co.	53	3,185
American International Group Inc.	112	8,040
Bank of America Corp.	195	10,430
Citigroup Inc.	213	11,887
Goldman Sachs Group Inc.	19	3,718
JPMorgan Chase & Co.	150	7,240
Merrill Lynch & Co. Inc.	38	3,566
Morgan Stanley	46	3,772
US Bancorp	77	2,781
Wachovia Corp.	83	4,709
Wells Fargo & Co.	145	5,171
Other Securities		58,347
		122,846
HEALTH CARE - 11.6%

Abbott Laboratories	66	3,216
Amgen Inc. (b)	51	3,455
Johnson & Johnson	126	8,336
Merck & Co. Inc.	94	4,099
Pfizer Inc.	315	8,152
UnitedHealth Group Inc.	58	3,129
Wyeth	58	2,962
Other Securities		32,864
		66,213
INDUSTRIALS - 10.5%
Boeing Co.	34	3,052
General Electric Corp.	446	16,578
United Parcel Service Inc. - Class B	47	3,502
United Technologies Corp.	44	2,733
Other Securities		33,874
		59,739
INFORMATION TECHNOLOGY - 14.7%
Apple Computer Inc. (b)	37	3,118
Cisco Systems Inc. (b)	264	7,204
Google Inc. - Class A (b)	9	4,238
Hewlett-Packard Co.	118	4,873
Intel Corp.	249	5,045
International Business Machines Corp.	66	6,385
Microsoft Corp.	373	11,133
Oracle Corp. (b)	174	2,987
QUALCOMM Inc.	71	2,699
Other Securities		35,973
		83,655
MATERIALS - 2.9%
Other Securities		16,469

TELECOMMUNICATION SERVICES - 3.4%
AT&T Inc.	168	5,997
BellSouth Corp.	77	3,649
Verizon Communications Inc.	125	4,663
Other Securities		5,140
		19,449
UTILITIES - 3.4%
Other Securities		19,393
Total Common Stocks (cost $446,943)		551,806

SHORT TERM INVESTMENTS - 7.8%
Mutual Funds - 2.8%
JNL Money Market Fund, 5.11% (a) (d)	16,003	16,003
Securities Lending Collateral - 4.9%

Mellon GSL Delaware Business Trust Collateral Fund (d)	27,547	27,547
U.S. Treasury Securities - 0.1%
Other Securities (m)		744
Total Short Term Investments (cost $44,294)		44,294

Total Investments - 104.8% (cost $491,237)		596,100
Other Assets and Liabilities, Net - (4.8%)		-27,374
Total Net Assets - 100%		$568,726

JNL/Mellon Capital Management Small Cap Index Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 97.5%
CONSUMER DISCRETIONARY - 15.5%
Big Lots Inc. (b) (l)	28	643
Gaylord Entertainment Co. (b) (l)	10	500
Jack in the Box Inc. (b)	9	522
Payless Shoesource Inc. (b)	16	529
Phillips-Van Heusen	14	687
Rent-A-Center Inc. (b)	17	510
Other Securities		49,771
		53,162
CONSUMER STAPLES - 3.0%
NBTY Inc. (b)	14	572
Other Securities		9,824
		10,396
ENERGY - 5.0%
Veritas DGC Inc. (b)	9	754
Other Securities		16,222
		16,976
FINANCIALS - 21.8%
Alexandria Real Estate Equites Inc.	7	702
First Industrial Realty Trust Inc. (l)	11	523
Highwoods Properties Inc.	13	549
Home Properties Inc. (l)	9	509
KKR Financial Corp.	20	536
Knight Capital Group Inc. (b)	26	500
Nationwide Health Properties Inc. (l)	21	635
Realty Income Corp. (l)	25	686
Waddell & Reed Financial Inc. - Class A	21	576
Other Securities		69,162
		74,378
HEALTH CARE - 11.5%
Hologic Inc. (b)	13	619
ICOS Corp. (b) (l)	16	534
OSI Pharmaceuticals Inc. (b) (l)	14	495

Other Securities		37,613
		39,261
INDUSTRIALS - 13.9%
Acuity Brands Inc. (l)	11	580
Florida East Coast Industries - Class A (l)	9	523
General Cable Corp. (b)	13	550
Herman Miller Inc.	16	599
Jetblue Airways Corp.	42	597
Navistar International Corp. (b)	15	504
Other Securities		44,006
		47,359
INFORMATION TECHNOLOGY - 18.0%
Brocade Communications Systems Inc. (b)	66	541
Digital River Inc. (b)	10	531
Equinix Inc. (b) (l)	7	523
FLIR Systems Inc. (b) (l)	17	547
Foundry Networks Inc.	35	527
Hyperion Solutions Corp. (b)	15	530
Parametric Technology Corp. (b)	28	499
Polycom Inc. (b)	22	669
Sybase Inc. (b)	22	553
THQ Inc. (b) (l)	15	502
ValueClick Inc. (b)	23	555
Varian Semiconductor Equipment Associates Inc. (b)	14	648
Other Securities		54,512
		61,137
MATERIALS - 4.5%
Aptargroup Inc.	8	501
Chaparral Steel Co.	11	508
Hercules Inc. (b)	27	530
Oregon Steel Mills Inc. (b)	9	538
Other Securities		13,202
		15,279
TELECOMMUNICATION SERVICES - 1.4%
Time Warner Telecom Inc. - Class A (b) (l)	35	702
Other Securities		4,200
		4,902
UTILITIES - 2.9%
Nicor Inc. (l)	11	517
Piedmont Natural Gas Co. (l)	19	508
PNM Resources Inc.	17	533
Westar Energy Inc. (l)	22	562
Other Securities		7,866
		9,986
Total Common Stocks (cost $281,550)		332,836

RIGHTS - 0.0%
Other Securities		9
Total Rights (cost $0)		9

SHORT TERM INVESTMENTS - 36.3%
Mutual Funds - 2.6%
JNL Money Market Fund, 5.11% (a) (d)	8,876	8,876
Securities Lending Collateral - 33.6%
Mellon GSL Delaware Business Trust Collateral Fund (d)	115,004	115,004
U.S. Treasury Securities - 0.1%
Other Securities (m)		327
Total Short Term Investments (cost $124,207)		124,207

Total Investments - 133.8% (cost $405,757)		457,052
Other Assets and Liabilities, Net - (33.8%)		-115,214
Total Net Assets - 100%		$341,838

JNL/Oppenheimer Global Growth Fund
COMMON STOCKS - 97.8%
CONSUMER DISCRETIONARY - 18.6%
Bayerische Motoren Werke AG (l)	58	$3,341
Bulgari SpA	122	1,735
Burberry Group Plc	123	1,551
Carnival Corp.	91	4,483
Coach Inc. (b)	47	2,015
Getty Images Inc. (b) (l)	22	925
Grupo Televisa SA - ADR	154	4,165
Hennes & Mauritz AB - Class B	136	6,879
Home Retail Group	53	429
Inditex SA (l)	62	3,313
International Game Technology	49	2,264
Koninklijke Philips Electronics NV	109	4,115
LVMH Moet Hennessy Louis Vuitton SA (l)	42	4,441
McDonald’s Corp.	51	2,265
Pearson Plc	99	1,495
Sega Sammy Holdings Inc.	21	558
Singapore Press Holdings Ltd.	279	779
Sirius Satellite Radio Inc. (b) (l)	665	2,354
Sony Corp.	95	4,058
Tiffany & Co. (l)	72	2,833
Toyota Motor Corp.	53	3,558
Walt Disney Co.	71	2,437
WPP Group Plc	126	1,702
ZEE Telefilms Ltd. (b) (f)	388	3,372

		65,067
CONSUMER STAPLES - 8.5%
Avon Products Inc. (l)	47	1,563
Cadbury Schweppes Plc	343	3,668
Cia de Bebidas das Americas - ADR	45	2,175
Colgate-Palmolive Co.	32	2,107
Diageo Plc	101	1,980
Fomento Economico Mexicano SA de CV	229	2,651
Grupo Modelo SA	313	1,733
Hindustan Lever Ltd.	371	1,814
Reckitt Benckiser Plc	112	5,116
Seven & I Holdings Co. Ltd.	28	862
Tesco Plc	363	2,877
Wal-Mart Stores Inc.	69	3,177
		29,723
ENERGY - 6.2%
BP Plc - ADR	41	2,719
Chevron Corp.	33	2,413
GlobalSantaFe Corp.	52	3,057
Husky Energy Inc. (l)	58	3,861
Neste Oil Oyj	8	243
Technip SA (l)	55	3,803
Total SA (l)	21	1,513
Transocean Inc. (b)	48	3,907
		21,516
FINANCIALS - 13.9%
3i Group Plc (b)	45	898
ACE Ltd.	37	2,230
Allianz AG	22	4,432
Berkshire Hathaway Inc. - Class B (b)	1	2,090
Credit Saison Co. Ltd.	64	2,212
Credit Suisse Group	69	4,807
Everest Re Group Ltd. (l)	10	991
HSBC Holdings Plc	190	3,486
ICICI Bank Ltd. - ADR	22	916
Investor AB - Class B	88	2,158
JPMorgan Chase & Co.	36	1,732
Manulife Financial Corp. (l)	53	1,793
Morgan Stanley	47	3,852
Northern Trust Corp.	55	3,362
Realogy Corp. (b)	33	1,004
Resona Holdings Inc. (l)	-	1,338
Royal Bank of Scotland Group Plc	147	5,754
Societe Generale - Class A (l)	19	3,159
Sumitomo Mitsui Financial Group Inc.	-	707

XL Capital Ltd. - Class A	25	1,764
		48,685
HEALTH CARE - 10.3%
Affymetrix Inc. (b) (l)	30	693
Amgen Inc. (b)	24	1,633
AtheroGenics Inc. (b) (l)	71	700
Biomet Inc. (l)	53	2,175
Boston Scientific Corp. (b)	135	2,320
Chugai Pharmaceutical Co. Ltd. (l)	60	1,242
Express Scripts Inc. (b)	17	1,224
Genentech Inc. (b) (l)	18	1,420
Gilead Sciences Inc. (b)	40	2,623
Johnson & Johnson	13	878
Medtronic Inc.	24	1,295
Nektar Therapeutics (b) (l)	25	380
NicOx SA (b)	15	449
Novartis AG	32	1,843
Novo-Nordisk A/S - Class B	13	1,099
Nuvelo Inc. (b) (l)	18	70
Quest Diagnostics Inc.	28	1,458
Regeneron Pharmaceuticals Inc. (b)	16	325
Roche Holding AG	25	4,427
Sanofi-Aventis (l)	59	5,403
Shionogi & Co. Ltd.	92	1,809
Smith & Nephew Plc	176	1,836
Theravance Inc. (b)	25	778
		36,080
INDUSTRIALS - 9.5%
3M Corp.	43	3,327
Avis Budget Group Inc.	12	261
Boeing Co.	27	2,354
Emerson Electric Co.	79	3,495
Empresa Brasileira de Aeronautica SA - ADR	76	3,164
European Aeronautic Defence & Space Co. NV	114	3,934
Experian Group Ltd.	60	703
Fanuc Ltd.	10	985
Hutchison Whampoa Ltd.	129	1,311
Hyundai Heavy Industries (b)	8	1,144
Lockheed Martin Corp.	21	1,961
Northrop Grumman Corp.	24	1,598
Raytheon Co.	39	2,059
Secom Co. Ltd.	28	1,426
Siemens AG	57	5,653
		33,375
INFORMATION TECHNOLOGY - 25.9%

Adobe Systems Inc. (b)	109	4,473
Advanced Micro Devices Inc. (b) (l)	190	3,867
Altera Corp. (b)	111	2,188
Automatic Data Processing Inc.	83	4,068
Benq Corp. (b)	1,062	569
Canon Inc. (l)	25	1,410
Cisco Systems Inc. (b)	58	1,588
Corning Inc. (b)	162	3,022
Cree Inc. (b) (l)	54	937
eBay Inc. (b)	169	5,088
Hoya Corp.	58	2,250
Infosys Technologies Ltd.	89	4,526
International Rectifier Corp. (b) (l)	33	1,275
Intuit Inc. (b)	89	2,718
Juniper Networks Inc. (b) (l)	170	3,216
Keyence Corp.	8	1,902
Kyocera Corp.	19	1,782
Linear Technology Corp.	33	1,004
Maxim Integrated Products Inc. (l)	79	2,404
MediaTek Inc.	242	2,499
Microsoft Corp.	212	6,342
Murata Manufacturing Co. Ltd.	48	3,213
Nidec Corp.	13	1,013
Nintendo Co. Ltd.	8	1,973
QUALCOMM Inc.	4	166
Samsung Electronics Co. Ltd.	4	2,353
SAP AG	73	3,869
Square Enix Co. Ltd.	51	1,332
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (l)	197	2,158
Tandberg ASA	101	1,518
Telefonaktiebolaget LM Ericsson - Class B	3,352	13,537
Xilinx Inc.	74	1,769
Yahoo! Inc. (b)	23	593
		90,622
MATERIALS - 0.4%
Arkema (b) (l)	12	619
Syngenta AG (b)	4	825
		1,444
TELECOMMUNICATION SERVICES - 3.9%
KDDI Corp.	1	3,404
SK Telecom Co. Ltd. - ADR (l)	125	3,316
Vodafone Group Plc	2,454	6,798
		13,518
UTILITIES - 0.6%
Fortum Oyj	78	2,206

Total Common Stocks (cost $259,349)		342,236

PREFERRED STOCKS - 0.7%
CONSUMER DISCRETIONARY - 0.7%
Porsche AG	2	2,319
Total Preferred Stocks (cost $1,164)		2,319

SHORT TERM INVESTMENTS - 13.4%
Mutual Funds - 1.1%
JNL Money Market Fund, 5.11% (a) (d)	3,937	3,937
Securities Lending Collateral - 12.3%
Mellon GSL Delaware Business Trust Collateral Fund	42,920	42,920
Total Short Term Investments (cost $46,857)		46,857

Total Investments - 111.9% (cost $307,370)		391,412
Other Assets and Liabilities, Net - (11.9%)		-41,780
Total Net Assets - 100%		$349,632

JNL/Oppenheimer Growth Fund
COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 15.0%
Autoliv Inc.	4	244
Comcast Corp. - Class A (b)	8	345
Harman International Industries Inc.	3	268
JC Penney Co. Inc.	2	155
Kohl’s Corp. (b)	4	286
Lowe’s Cos. Inc.	13	391
Melco PBL Entertainment Macau Ltd. (b)	1	28
Nike Inc. - Class B	5	456
Panera Bread Co. - Class A (b)	3	140
Polo Ralph Lauren Corp.	5	419
Staples Inc.	30	812
Starbucks Corp. (b)	8	296
Target Corp.	9	517
Williams-Sonoma Inc. (l)	5	147
XM Satellite Radio Holdings Inc. - Class A (b) (l)	4	59
		4,563
CONSUMER STAPLES - 6.5%
Colgate-Palmolive Co.	8	499
PepsiCo Inc.	8	523
Procter & Gamble Co.	11	722
Whole Foods Market Inc.	5	249
		1,993
ENERGY - 4.5%
Apache Corp.	5	304

Halliburton Co.	12	365
National Oilwell Varco Inc. (b)	5	292
Schlumberger Ltd.	6	398
		1,359
FINANCIALS - 8.8%
American International Group Inc.	16	1,149
Chicago Mercantile Exchange Holdings Inc.	1	321
Goldman Sachs Group Inc.	2	357
Legg Mason Inc.	5	511
Progressive Corp.	2	46
TD Ameritrade Holding Corp.	18	298
		2,682
HEALTH CARE - 17.3%
Alcon Inc.	3	366
Celgene Corp. (b)	9	489
CR Bard Inc.	4	339
Genentech Inc. (b)	5	411
Genzyme Corp. (b)	2	148
Gilead Sciences Inc. (b)	7	446
Medco Health Solutions Inc. (b)	6	315
Novartis AG - ADR	10	577
Shire Pharmaceuticals Plc - ADR	8	488
Thermo Electron Corp. (b)	8	375
UnitedHealth Group Inc.	11	564
Varian Medical Systems Inc. (b)	16	753
		5,271
INDUSTRIALS - 4.5%
General Dynamics Corp.	4	289
KBR Inc. (b)	3	86
Oshkosh Truck Corp.	4	216
Precision Castparts Corp.	4	297
Rockwell Automation Inc.	3	200
UTI Worldwide Inc.	9	268
		1,356
INFORMATION TECHNOLOGY - 37.8%
Adobe Systems Inc. (b)	9	368
Amdocs Ltd. (b)	3	120
Apple Computer Inc. (b)	13	1,081
aQuantive Inc. (b)	8	199
ASML Holding NV - ADR (b)	14	352
Autodesk Inc. (b)	10	392
Broadcom Corp. - Class A (b)	15	481
Cisco Systems Inc. (b)	41	1,110
Citrix Systems Inc. (b)	6	149
Cognizant Technology Solutions Corp. (b)	5	386

Corning Inc. (b)	44	821
eBay Inc. (b)	21	616
Electronic Arts Inc. (b)	11	567
EMC Corp. (b)	88	1,164
F5 Networks Inc. (b)	4	275
Google Inc. - Class A (b)	2	921
International Rectifier Corp. (b) (l)	5	180
Marvell Tech Group Ltd. (b)	4	73
Network Appliance Inc. (b)	9	342
QUALCOMM Inc.	11	399
Red Hat Inc. (b) (l)	14	311
Sirf Technology Holdings Inc. (b)	5	125
Sun Microsystems Inc. (b)	28	149
Texas Instruments Inc.	14	392
Yahoo! Inc. (b)	21	524
		11,497
MATERIALS - 3.2%
Monsanto Co.	19	978

TELECOMMUNICATION SERVICES - 0.8%
NeuStar Inc. - Class A (b)	7	234
Total Common Stocks (cost $26,315)		29,933

OPTIONS - 0.1%
Apple Computer Inc., Put Option, Expiration 04/23/20
Strike Price $80	45	23
Total Options (cost $23)		23

SHORT TERM INVESTMENTS - 3.5%
Mutual Funds - 1.6%
JNL Money Market Fund, 5.11% (a) (d)	479	479
Securities Lending Collateral - 1.9%
Mellon GSL Delaware Business Trust Collateral Fund	588	588
Total Short Term Investments (cost $1,067)		1,067

Total Investments - 102.0% (cost $27,405)		31,023
Other Assets and Liabilities, Net - (2.0%)		-617
Total Net Assets - 100%		$30,406

JNL/PIMCO Total Return Bond Fund* (n)
* Summary Schedule of Investments
PREFERRED STOCKS - 0.6%
FINANCIALS - 0.6%
Other Securities		$4,394
Total Preferred Stocks (cost $4,427)		4,394

OPTIONS - 0.3%
Other Securities		2,316
Total Options (cost $2,084)		2,316

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 12.8%
Merrill Lynch Mortgage Trust, 5.42%, 08/25/36 (f) (g)	$7,600	7,607
Soundview Home Equity Loan Trust,
5.43%, 01/25/37 (f) (g)	7,700	7,705
Wachovia Bank Commercial Mortgage Trust,
5.44%, 08/11/18 (e) (g)	5,369	5,369
Other Securities		77,156
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $97,922)		97,837

CORPORATE BONDS AND NOTES - 22.7%
CONSUMER DISCRETIONARY - 0.7%
Other Securities		5,398

CONSUMER STAPLES - 0.4%
Other Securities		3,299

ENERGY - 1.1%
Other Securities		8,283

FINANCIALS - 18.7%
Bank of America Corp., 5.38%, 06/19/09 (g)	6,400	6,403
Barclays Bank Plc, 5.04%, 01/29/07 (g)	5,900	5,900
CIT Group Inc., 5.53%, 01/30/09 (g)	6,200	6,215
Unicredito Italiano NY, 5.36%, 05/06/08 (g)	7,400	7,397
Other Securities		117,185
		143,100
INDUSTRIALS - 0.7%
Other Securities		5,558

MATERIALS - 0.1%
Other Securities		814

TELECOMMUNICATION SERVICES - 1.0%
Other Securities		7,747
Total Corporate Bonds and Notes (cost $172,625)		174,199

GOVERNMENT AND AGENCY OBLIGATIONS - 54.4%
GOVERNMENT SECURITIES - 13.9%
Municipals - 0.5%

Other Securities		4,188
Small Business Administration Participation Certificates - 0.2%
Other Securities		1,757
Sovereign - 4.4%
Bundesobligation, 4.00%, 02/16/07	19,000	25,088
Other Securities		8,243
		33,331
U.S. Treasury Inflation Index Securities - 1.2%
U.S. Treasury Inflation Index Note, 2.00%, 01/15/26	6,100	5,833
Other Securities (2.00% - 3.63%, 01/15/07 - 04/15/28)		3,251
		9,084
U.S. Treasury Securities - 7.6%
U.S. Treasury Note
4.75%,12/31/08	23,800	23,772
4.63%,12/31/11	34,600	34,484
		58,256
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES - 40.5%
Federal Home Loan Mortgage Corp. - 1.4%
Federal Home Loan Mortgage Corp., 4.50%, 03/15/34	7,015	5,546
Other Securities (5.00% - 7.50%, 06/12/08 - 02/25/45)		5,015
		10,561
Federal National Mortgage Association - 39.0%
Federal National Mortgage Association
5.00%, 01/01/34, TBA (c)	34,500	33,304
5.50%,04/01/34	6,369	6,304
5.50%,01/01/35	7,977	7,891
5.50%,02/01/35	64,580	63,873
5.50%,03/01/35	16,664	16,472
5.50%,04/01/35	6,297	6,225
5.50%,07/01/35	8,881	8,780
5.50%,08/01/35	7,845	7,757
5.00%,09/01/35	19,254	18,945
5.00%,03/01/36	34,808	33,601
5.50%, 01/01/37, TBA (c)	14,900	14,723
6.00%, 01/16/37, TBA (c)	17,000	17,112
Other Securities (4.68% - 6.03%, 11/01/13 - 03/25/44)		64,612
		299,599
Government National Mortgage Association - 0.1%
Other Securities (4.38% - 5.38%, 05/20/26 - 02/20/32)		574
Total Government and Agency Obligations (cost $419,480)		417,350

SHORT TERM INVESTMENTS - 25.5%
Commercial Paper - 21.5%
ASB Bank Ltd., 5.23%, 03/06/07	19,100	18,925

Bank of America Corp., 5.23%, 03/20/07	13,400	13,249
Danske Corp., 5.24%, 01/30/07	18,800	18,719
Dexia Delaware LLC, 5.30%, 1/2/2007	18,600	18,597
IXIS Commercial Paper Corp., 5.26%, 02/02/07	20,900	20,802
Skandi Ensk Bank, 5.23%, 03/12/07	20,900	20,689
Societe Generale NY, 5.22%, 03/01/07	14,700	14,578
UBS Finance LLC
5.27%,01/02/07	15,600	15,598
5.16%,06/12/07	7,600	7,424
Other Securities		16,587
		165,168
Mutual Funds - 0.4%
Other Securities		3,500
Repurchase Agreement - 2.9%
Repurchase Agreement with Lehman Brothers
Holdings Inc., 4.85% (Collateralized by $22,360
U.S. Treasury Note, 1.63%, due 01/15/15, market
value $ 21,061) acquired on 12/29/06, due 01/03/06
at $22,015	22,000	22,000
U.S. Treasury Securities - 0.7%
U.S. Treasury Bill, 4.80%, 03/15/07 (m)	5,693	5,639
Total Short Term Investments (cost $196,299)		196,307

Total Investments - 116.3% (cost $892,837)		892,403
Other Assets and Liabilities, Net - (16.5%)		-125,274
Total Net Assets - 100%		$767,129

JNL/Putnam Equity Fund
COMMON STOCKS - 99.5%
CONSUMER DISCRETIONARY - 19.3%
Apollo Group Inc. - Class A (b)	11	433
Barnes & Noble Inc.	13	528
Bed Bath & Beyond Inc. (b)	39	1,490
Big Lots Inc. (b)	9	209
Burger King Holdings Inc. (b) (l)	23	491
Carnival Corp. (l)	12	574
Darden Restaurants Inc.	14	578
EW Scripps Co. (l)	14	689
Federated Department Stores Inc.	23	866
Harley-Davidson Inc. (l)	26	1,846
Home Depot Inc. (l)	95	3,831
John Wiley & Sons Inc.	24	935
Johnson Controls Inc.	16	1,366
Kohl’s Corp. (b)	8	527
Lennar Corp. (l)	13	703

McGraw-Hill Cos. Inc.	23	1,537
Nordstrom Inc.	12	597
NVR Inc. (b) (l)	2	1,294
Omnicom Group Inc.	9	951
RH Donnelley Corp.	16	985
Ross Stores Inc.	19	548
Royal Caribbean Cruises Ltd. (l)	23	943
Sherwin-Williams Co.	16	998
Staples Inc.	56	1,482
Starbucks Corp. (b)	14	503
Walt Disney Co.	38	1,285
Whirlpool Corp. (l)	14	1,137
Wyndham Worldwide Corp. (b)	11	343
		27,669
CONSUMER STAPLES - 1.3%
Clorox Co.	9	577
CVS Corp.	22	677
Loews Corp.	9	589
		1,843
ENERGY - 6.9%
Apache Corp.	12	772
BJ Services Co.	11	331
ConocoPhillips	24	1,756
Devon Energy Corp.	16	1,046
EOG Resources Inc.	12	718
Halliburton Co.	16	484
Hess Corp.	18	867
Marathon Oil Corp.	7	657
Newfield Exploration Co. (b)	12	547
Occidental Petroleum Corp.	23	1,128
Valero Energy Corp.	16	803
XTO Energy Inc.	18	852
		9,961
FINANCIALS - 37.5%
ACE Ltd.	30	1,830
American International Group Inc.	62	4,444
Bank of America Corp.	82	4,351
Bear Stearns Cos. Inc.	24	3,874
Berkshire Hathaway Inc. - Class B (b)	-	1,111
Capital One Financial Corp.	79	6,076
CB Richard Ellis Group Inc. - Class A (b)	40	1,341
Chicago Mercantile Exchange Holdings Inc.	1	592
Citigroup Inc.	31	1,704
Commerce Bancorp. Inc. (l)	95	3,358
Countrywide Financial Corp.	104	4,418

E*Trade Financial Corp. (b)	48	1,065
Everest Re Group Ltd.	26	2,590
Franklin Resources Inc.	15	1,675
Genworth Financial Inc. - Class A	22	766
Goldman Sachs Group Inc.	18	3,568
Lehman Brothers Holdings Inc.	4	344
MGIC Investment Corp. (l)	37	2,308
Morgan Stanley	26	2,142
PMI Group Inc.	15	726
SLM Corp.	29	1,419
US Bancorp	100	3,619
Washington Mutual Inc.	9	400
		53,721
HEALTH CARE - 12.0%
Aetna Inc.	47	2,025
Boston Scientific Corp. (b)	35	593
Caremark Rx Inc.	25	1,422
Cigna Corp.	10	1,276
Coventry Health Care Inc. (b)	18	906
Express Scripts Inc. (b)	18	1,260
Johnson & Johnson	32	2,126
McKesson Corp.	6	279
Medco Health Solutions Inc. (b)	30	1,593
Medtronic Inc.	23	1,225
Quest Diagnostics Inc.	10	525
St Jude Medical Inc. (b)	17	614
UnitedHealth Group Inc.	64	3,439
		17,283
INDUSTRIALS - 6.7%
AMR Corp. (b)	14	421
Boeing Co.	7	631
Caterpillar Inc.	21	1,300
Cummins Inc.	4	449
Danaher Corp. (l)	15	1,072
Dun & Bradstreet Corp. (b)	12	985
Equifax Inc.	11	459
General Dynamics Corp.	13	959
Illinois Tool Works Inc.	19	894
ITT Industries Inc.	14	778
JetBlue Airways Corp. (b) (l)	55	781
Lockheed Martin Corp.	9	829
		9,558
INFORMATION TECHNOLOGY - 14.8%
Accenture Ltd.	22	828
Apple Computer Inc. (b)	27	2,325

Applied Materials Inc. (l)	56	1,033
Autodesk Inc. (b)	29	1,165
Cisco Systems Inc. (b)	110	3,001
Corning Inc. (b)	31	571
Dell Inc. (b)	57	1,430
eBay Inc. (b)	24	716
Global Payments Inc.	16	759
Google Inc. - Class A (b)	2	760
Hewlett-Packard Co.	50	2,060
Intuit Inc. (b)	7	204
Microsoft Corp.	75	2,248
Motorola Inc.	21	424
Oracle Corp. (b)	86	1,479
QUALCOMM Inc.	31	1,175
Western Union Co.	48	1,084
		21,262
MATERIALS - 0.4%
United States Steel Corp.	7	534

TELECOMMUNICATION SERVICES - 0.6%
Sprint Nextel Corp.	44	827
Total Common Stocks (cost $124,611)		142,658

SHORT TERM INVESTMENTS - 11.5%
Repurchase Agreement - 0.4%
Repurchase Agreement with Bank of America Securities,
5.00% (Collateralized by $628 Federal Home Loan Bank,
5.00%, due 12/11/09, market value $628) acquired on
12/29/06, due 01/03/07 at $628	628	628
Securities Lending Collateral - 11.1%
Mellon GSL Delaware Business Trust Collateral Fund	15,909	15,909
Total Short Term Investments (cost $16,537)		16,537

Total Investments - 111.0% (cost $141,148)		159,195
Other Assets and Liabilities, Net - (11.0%)		-15,844
Total Net Assets - 100%		$143,351

JNL/Putnam Midcap Growth Fund
COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 22.0%
American Eagle Outfitters Inc.	15	459
AnnTaylor Stores Corp. (b)	9	296
Apollo Group Inc. - Class A (b)	13	487
Bed Bath & Beyond Inc. (b)	5	198
Building Material Holding Corp.	6	158

Choice Hotels International Inc.	13	530
Claire’s Stores Inc.	10	345
Coach Inc. (b)	14	623
Darden Restaurants Inc.	10	406
Dress Barn Inc. (b)	5	126
Guess ? Inc. (b) (l)	5	323
Gymboree Corp. (b)	2	80
Harley-Davidson Inc.	12	832
Harman International Industries Inc. (l)	4	360
International Game Technology	11	522
Marvel Entertainment Inc. (b)	11	288
Newell Rubbermaid Inc.	8	232
Nutri/System Inc. (b) (l)	2	108
NVR Inc. (b) (l)	1	540
Phillips-Van Heusen Corp.	5	236
Skechers U.S.A. Inc. - Class A (b)	3	113
Snap-On Inc.	2	95
Staples Inc.	22	594
Tempur-Pedic International Inc. (b) (l)	2	37
Thor Industries Inc.	3	114
		8,102
CONSUMER STAPLES - 3.9%
Campbell Soup Co. (l)	7	287
Hansen Natural Corp. (b) (l)	4	118
McCormick & Co. Inc.	6	243
UST Inc. (l)	14	786
		1,434
ENERGY - 5.0%
BJ Services Co.	6	170
EOG Resources Inc.	10	600
Frontier Oil Corp.	13	382
Grey Wolf Inc. (b)	67	459
Sunoco Inc.	4	243
		1,854
FINANCIALS - 9.0%
Accredited Home Lenders Holding Co. (b) (l)	4	114
Assurant Inc.	4	215
Bear Stearns Cos. Inc.	5	814
CB Richard Ellis Group Inc. - Class A (b)	13	432
Moody’s Corp.	7	456
Nelnet Inc. - Class A (b) (l)	5	137
Nuveen Investments Inc. - Class A (l)	2	93
Synovus Financial Corp.	1	40
Unibanco - Uniao de Bancos Brasileiros SA - GDR	6	521
WR Berkley Corp.	14	492

		3,314
HEALTH CARE - 15.0%
Advanced Medical Optics Inc. (b)	-	-
Barr Laboratories Inc. (b)	7	340
Becton Dickinson & Co.	2	161
Coventry Health Care Inc. (b)	10	501
CR Bard Inc.	7	556
Endo Pharmaceuticals Holdings Inc. (b)	12	328
Genzyme Corp. (b)	7	431
Humana Inc. (b)	8	465
Immucor Inc. (b)	5	149
Kinetic Concepts Inc. (b)	9	360
Laboratory Corp of America Holdings (b)	5	397
McKesson Corp.	7	350
Mentor Corp. (l)	6	269
Pediatrix Medical Group Inc. (b)	5	254
Respironics Inc. (b)	1	19
Sierra Health Services Inc. (b)	15	526
Varian Medical Systems Inc. (b)	3	157
WellCare Health Plans Inc. (b)	4	269
		5,532
INDUSTRIALS - 17.2%
Actuant Corp. - Class A	3	149
CH Robinson Worldwide Inc. (l)	11	443
Corporate Executive Board Co.	5	470
Cummins Inc.	3	343
Dover Corp.	9	426
Equifax Inc.	7	296
Expeditors International Washington Inc.	2	85
Freightcar America Inc.	3	155
Graco Inc.	13	495
IDEX Corp. (l)	6	284
L-3 Communicaitons Holdings Inc.	9	728
Labor Ready Inc. (b)	9	159
Manitowoc Co. Inc.	2	125
Monster Worldwide Inc. (b)	7	326
MSC Industrial Direct Co. - Class A	9	368
Quanta Services Inc. (b)	2	35
Roper Industries Inc.	5	226
Southwest Airlines Co.	11	162
Terex Corp. (b)	4	226
Toro Co.	3	126
Wabtec Corp.	5	152
WESCO International Inc. (b)	9	541
		6,320

INFORMATION TECHNOLOGY - 20.3%
Altera Corp. (b)	14	275
Analog Devices Inc.	4	137
Autodesk Inc. (b)	12	486
BMC Software Inc. (b)	10	319
Brocade Communications Systems Inc. (b)	25	208
Citrix Systems Inc. (b)	4	95
Emulex Corp. (b)	14	267
F5 Networks Inc. (b)	5	349
Fair Isaac Corp.	13	533
Global Payments Inc.	8	357
Harris Corp.	4	193
Lam Research Corp. (b)	13	648
Lexmark International Inc. (b)	7	542
McAfee Inc. (b)	13	373
MEMC Electronic Materials Inc. (b)	8	325
Micron Technology Inc. (b)	8	114
Network Appliance Inc. (b)	20	782
Paychex Inc.	10	384
Polycom Inc. (b)	8	238
Red Hat Inc. (b) (l)	15	336
Websense Inc. (b)	23	518
		7,479
MATERIALS - 2.9%
Albemarle Corp.	2	123
Eagle Materials Inc.	3	126
Freeport-McMoRan Copper & Gold Inc. (l)	10	529
IPSCO Inc. (l)	3	291
		1,069
UTILITIES - 1.6%
AES Corp. (b)	27	597
Total Common Stocks (cost $33,309)		35,701

INVESTMENT FUNDS - 2.6%
iShares Russell 2000 Index Fund (l)	4	328
Midcap SPDR Trust Series 1 (l)	2	234
Nasdaq-100 Index Tracking Stock (l)	3	138
SPDR Trust Series 1 (l)	2	241
Total Investment Funds (cost $922)		941

SHORT TERM INVESTMENTS - 15.2%
Repurchase Agreement - 0.5%
Repurchase Agreement with Bank of America Securities,
5.00% (Collateralized by $193 Federal Home Loan Bank,
5.00%, due 12/11/09, market value $193) acquired on

12/29/06, due 01/03/07 at $193	193	193
Securities Lending Collateral - 14.7%
Mellon GSL Delaware Business Trust Collateral Fund	5,414	5,414
Total Short Term Investments (cost $5,607)		5,607

Total Investments - 114.7% (cost $39,838)		42,249
Other Assets and Liabilities, Net - (14.7%)		-5,429
Total Net Assets - 100%		$36,820

JNL/Putnam Value Equity Fund
COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 10.2%
Apollo Group Inc. - Class A (b) (l)	46	$1,809
Big Lots Inc. (b)	69	1,591
Carnival Corp. (l)	72	3,551
Federated Department Stores Inc. (l)	85	3,256
Home Depot Inc. (l)	43	1,743
Lennar Corp. (l)	32	1,668
Wyndham Worldwide Corp. (b)	104	3,326
		16,944
CONSUMER STAPLES - 4.1%
Coca-Cola Enterprises Inc.	80	1,628
Loews Corp.	54	3,508
Molson Coors Brewing Co. (l)	22	1,712
		6,848
ENERGY - 6.2%
Hess Corp. (l)	62	3,089
Marathon Oil Corp.	50	4,634
Newfield Exploration Co. (b)	55	2,504
		10,227
FINANCIALS - 33.1%
American International Group Inc.	39	2,816
Bank of America Corp.	153	8,180
Bear Stearns Cos. Inc.	20	3,190
Berkshire Hathaway Inc. - Class B (b) (l)	1	2,200
Capital One Financial Corp.	41	3,142
Chubb Corp.	87	4,608
Citigroup Inc.	158	8,812
Countrywide Financial Corp. (l)	109	4,610
E*Trade Financial Corp. (b)	88	1,964
Genworth Financial Inc. - Class A	49	1,686
Goldman Sachs Group Inc.	18	3,628
MGIC Investment Corp. (l)	58	3,634
Prudential Financial Inc.	21	1,760
SLM Corp.	42	2,024

US Bancorp	73	2,649
		54,903
HEALTH CARE - 6.8%
Biogen Idec Inc. (b)	34	1,672
Caremark Rx Inc.	39	2,239
Medco Health Solutions Inc. (b)	55	2,918
Pfizer Inc.	172	4,457
		11,286
INDUSTRIALS - 11.8%
AMR Corp. (b) (l)	69	2,091
Caterpillar Inc.	67	4,091
Lockheed Martin Corp.	56	5,184
Parker Hannifin Corp.	33	2,529
Tyco International Ltd.	187	5,688
		19,583
INFORMATION TECHNOLOGY - 8.1%
Accenture Ltd.	50	1,847
International Business Machines Corp.	33	3,167
National Semiconductor Corp.	119	2,699
QUALCOMM Inc.	86	3,235
Symantec Corp. (b) (l)	122	2,537
		13,485
MATERIALS - 4.5%
Alcoa Inc.	62	1,851
EI Du Pont de Nemours & Co. (l)	65	3,186
Rohm & Haas Co.	46	2,352
		7,389
TELECOMMUNICATION SERVICES - 5.3%
Sprint Nextel Corp.	156	2,952
Verizon Communications Inc.	157	5,850
		8,802
UTILITIES - 6.8%
Edison International Inc.	42	1,915
Entergy Corp.	19	1,717
FirstEnergy Corp.	80	4,835
PG&E Corp.	59	2,792
		11,259
Total Common Stocks (cost $149,205)		160,726

INVESTMENT FUNDS - 2.0%
iShares S&P 500 Value Index Fund	43	3,314
Total Investment Funds (cost $3,341)		3,314

SHORT TERM INVESTMENTS - 11.4%
Repurchase Agreement - 1.3%

Repurchase Agreement with Bank of America Securities,
5.00% (Collateralized by $2,068 Federal Home Loan Bank,
5.00%, due 12/11/09, market value $2,070) acquired on
12/29/06, due 01/03/07 at $2,069	$2,068	2,068
Securities Lending Collateral - 10.1%
Mellon GSL Delaware Business Trust Collateral Fund	16,819	16,819
Total Short Term Investments (cost $18,887)		18,887

Total Investments - 110.3% (cost $171,433)		182,927
Other Assets and Liabilities, Net - (10.3%)		-17,064
Total Net Assets - 100%		$165,863

JNL/S&P Managed Aggressive Growth Fund

INVESTMENT FUNDS - 100.1%
JNL/AIM Large Cap Growth Fund (d)	4,684	$63,190
JNL/AIM Real Estate Fund (d)	1,062	16,785
JNL/Alger Growth Fund (d)	1,793	32,719
JNL/Eagle Core Equity Fund (d)	1,708	29,417
JNL/Eagle SmallCap Equity Fund (d)	1,172	26,009
JNL/FMR Mid-Cap Equity Fund (d)	1,355	25,191
JNL/Franklin Templeton Small Cap Value Fund (d)	1,914	24,611
JNL/Goldman Sachs Mid Cap Value Fund (d)	1,933	25,048
JNL/Goldman Sachs Short Duration Bond Fund (d)	3,211	33,104
JNL/JPMorgan International Equity Fund (d)	1,498	21,816
JNL/JPMorgan International Value Fund (d)	3,131	43,898
JNL/Lazard Emerging Markets Fund (d)	1,876	20,614
JNL/Oppenheimer Global Growth Fund (d)	2,182	33,269
JNL/Putnam Equity Fund (d)	314	7,136
JNL/Select Global Growth Fund (d)	803	17,852
JNL/Select Large Cap Growth Fund (d)	409	8,831
JNL/Select Value Fund (d)	3,498	67,959
JNL/T. Rowe Price Established Growth Fund (d)	3,124	68,252
JNL/T. Rowe Price Mid-Cap Growth Fund (d)	1,289	37,463
JNL/T. Rowe Price Value Fund (d)	4,460	69,659
Total Investment Funds (cost $540,223)		672,823

Total Investments - 100.1% (cost $540,223)		672,823
Other Assets and Liabilities, Net - (0.1%)		-498
Total Net Assets - 100%		$672,325

JNL/S&P Managed Conservative Fund

INVESTMENT FUNDS - 100.1%
JNL/AIM Large Cap Growth Fund (d)	499	$6,726

JNL/AIM Real Estate Fund (d)	298	4,716
JNL/Goldman Sachs Short Duration Bond Fund (d)	3,233	33,331
JNL/PIMCO Total Return Bond Fund (d)	2,892	33,725
JNL/Putnam Equity Fund (d)	88	1,997
JNL/Select Value Fund (d)	375	7,283
JNL/T. Rowe Price Established Growth Fund (d)	345	7,538
JNL/T. Rowe Price Value Fund (d)	494	7,723
JNL/Western High Yield Bond Fund (d)	844	6,936
JNL/Western Strategic Bond Fund (d)	1,765	20,457
JNL/Western U.S. Government & Quality Bond Fund (d)	595	6,802
Total Investment Funds (cost $132,788)		137,234

Total Investments - 100.1% (cost $132,788)		137,234
Other Assets and Liabilities, Net - (0.1%)		-108
Total Net Assets - 100%		$137,126

JNL/S&P Managed Growth Fund

INVESTMENT FUNDS - 100.1%
JNL/AIM Large Cap Growth Fund (d)	8,192	$110,505
JNL/AIM Real Estate Fund (d)	2,034	32,144
JNL/Alger Growth Fund (d)	2,262	41,274
JNL/Eagle Core Equity Fund (d)	2,095	36,069
JNL/Eagle SmallCap Equity Fund (d)	1,667	37,010
JNL/FMR Mid-Cap Equity Fund (d)	1,941	36,077
JNL/Franklin Templeton Small Cap Value Fund (d)	2,387	30,696
JNL/Goldman Sachs Mid Cap Value Fund (d)	2,970	38,486
JNL/Goldman Sachs Short Duration Bond Fund (d)	5,944	61,278
JNL/JPMorgan International Equity Fund (d)	2,999	43,601
JNL/JPMorgan International Value Fund (d)	4,721	66,187
JNL/Lazard Emerging Markets Fund (d)	2,326	25,567
JNL/Oppenheimer Global Growth Fund (d)	4,141	63,157
JNL/PIMCO Total Return Bond Fund (d)	5,213	60,781
JNL/Putnam Equity Fund (d)	509	11,569
JNL/Select Global Growth Fund (d)	1,062	23,597
JNL/Select Large Cap Growth Fund (d)	931	20,089
JNL/Select Value Fund (d)	6,286	122,137
JNL/T. Rowe Price Established Growth Fund (d)	5,812	126,928
JNL/T. Rowe Price Mid-Cap Growth Fund (d)	2,411	70,061
JNL/T. Rowe Price Value Fund (d)	8,229	128,541
JNL/Western Strategic Bond Fund (d)	5,314	61,589
Total Investment Funds (cost $1,046,389)		1,247,343

Total Investments - 100.1% (cost $1,046,389)		1,247,343
Other Assets and Liabilities, Net - (0.1%)		-541

Total Net Assets - 100%		$1,246,802

JNL/S&P Managed Moderate Fund

INVESTMENT FUNDS - 99.9%
JNL/AIM Large Cap Growth Fund (d)	1,593	$21,493
JNL/AIM Real Estate Fund (d)	677	10,690
JNL/FMR Mid-Cap Equity Fund (d)	497	9,240
JNL/Franklin Templeton Small Cap Value Fund (d)	388	4,985
JNL/Goldman Sachs Mid Cap Value Fund (d)	61	791
JNL/Goldman Sachs Short Duration Bond Fund (d)	5,894	60,766
JNL/JPMorgan International Equity Fund (d)	277	4,036
JNL/JPMorgan International Value Fund (d)	602	8,445
JNL/Oppenheimer Global Growth Fund (d)	439	6,697
JNL/PIMCO Total Return Bond Fund (d)	3,946	46,006
JNL/Putnam Equity Fund (d)	116	2,635
JNL/Select Value Fund (d)	1,078	20,937
JNL/T. Rowe Price Established Growth Fund (d)	1,037	22,660
JNL/T. Rowe Price Mid-Cap Growth Fund (d)	311	9,041
JNL/T. Rowe Price Value Fund (d)	1,496	23,367
JNL/Western High Yield Bond Fund (d)	1,920	15,784
JNL/Western Strategic Bond Fund (d)	2,676	31,017
JNL/Western U.S. Government & Quality Bond Fund (d)	1,352	15,457
Total Investment Funds (cost $297,792)		314,047

Total Investments - 99.9% (cost $297,792)		314,047
Other Assets and Liabilities, Net - 0.1%		202
Total Net Assets - 100%		$314,249

JNL/S&P Managed Moderate Growth Fund

INVESTMENT FUNDS - 100.1%
JNL/AIM Large Cap Growth Fund (d)	7,110	$95,914
JNL/AIM Real Estate Fund (d)	1,856	29,330
JNL/Alger Growth Fund (d)	863	15,756
JNL/Eagle Core Equity Fund (d)	1,196	20,588
JNL/Eagle SmallCap Equity Fund (d)	995	22,080
JNL/FMR Mid-Cap Equity Fund (d)	1,734	32,229
JNL/Franklin Templeton Small Cap Value Fund (d)	1,741	22,385
JNL/Goldman Sachs Mid Cap Value Fund (d)	1,743	22,590
JNL/Goldman Sachs Short Duration Bond Fund (d)	10,572	108,992
JNL/JPMorgan International Equity Fund (d)	2,341	34,042
JNL/JPMorgan International Value Fund (d)	3,415	47,873
JNL/Lazard Emerging Markets Fund (d)	970	10,660
JNL/Oppenheimer Global Growth Fund (d)	2,958	45,108

JNL/PIMCO Total Return Bond Fund (d)	11,286	131,598
JNL/Putnam Equity Fund (d)	473	10,743
JNL/Select Value Fund (d)	3,951	76,772
JNL/T. Rowe Price Established Growth Fund (d)	4,698	102,607
JNL/T. Rowe Price Mid-Cap Growth Fund (d)	1,901	55,234
JNL/T. Rowe Price Value Fund (d)	6,106	95,374
JNL/Western High Yield Bond Fund (d)	3,788	31,133
JNL/Western Strategic Bond Fund (d)	6,786	78,648
JNL/Western U.S. Government & Quality Bond Fund (d)	3,050	34,857
Total Investment Funds (cost $993,187)		1,124,513

Total Investments - 100.1% (cost $993,187)		1,124,513
Other Assets and Liabilities, Net - (0.1%)		-529
Total Net Assets - 100%		$1,123,984

JNL/S&P Retirement 2015 Fund

INVESTMENT FUNDS - 100.1%
JNL/AIM Large Cap Growth Fund (d)	30	406
JNL/AIM Real Estate Fund (d)	10	166
JNL/Alger Growth Fund (d)	11	200
JNL/Eagle SmallCap Equity Fund (d)	5	102
JNL/FMR Mid-Cap Equity Fund (d)	8	156
JNL/Franklin Templeton Small Cap Value Fund (d)	12	154
JNL/Goldman Sachs Mid Cap Value Fund (d)	12	154
JNL/Goldman Sachs Short Duration Bond Fund (d)	48	492
JNL/JPMorgan International Equity Fund (d)	18	259
JNL/JPMorgan International Value Fund (d)	19	269
JNL/Lazard Emerging Markets Fund (d)	10	109
JNL/Oppenheimer Global Growth Fund (d)	7	107
JNL/PIMCO Total Return Bond Fund (d)	42	492
JNL/Select Value Fund (d)	24	473
JNL/T. Rowe Price Established Growth Fund (d)	22	473
JNL/T. Rowe Price Mid-Cap Growth Fund (d)	7	200
JNL/T. Rowe Price Value Fund (d)	27	424
JNL/Western Strategic Bond Fund (d)	43	495
Total Investment Funds (cost $4,910)		5,131

Total Investments - 100.1% (cost $4,910)		5,131
Other Assets and Liabilities, Net - (0.1%)		-3
Total Net Assets - 100%		$5,128

JNL/S&P Retirement 2020 Fund

INVESTMENT FUNDS - 100.1%

JNL/AIM Large Cap Growth Fund (d)	15	207
JNL/AIM Real Estate Fund (d)	5	75
JNL/Alger Growth Fund (d)	5	93
JNL/Eagle SmallCap Equity Fund (d)	3	71
JNL/FMR Mid-Cap Equity Fund (d)	4	71
JNL/Franklin Templeton Small Cap Value Fund (d)	5	70
JNL/Goldman Sachs Mid Cap Value Fund (d)	7	95
JNL/Goldman Sachs Short Duration Bond Fund (d)	17	180
JNL/JPMorgan International Equity Fund (d)	8	119
JNL/JPMorgan International Value Fund (d)	9	124
JNL/Lazard Emerging Markets Fund (d)	5	51
JNL/Oppenheimer Global Growth Fund (d)	6	96
JNL/PIMCO Total Return Bond Fund (d)	12	136
JNL/Select Value Fund (d)	12	240
JNL/T. Rowe Price Established Growth Fund (d)	11	239
JNL/T. Rowe Price Mid-Cap Growth Fund (d)	5	137
JNL/T. Rowe Price Value Fund (d)	14	217
JNL/Western Strategic Bond Fund (d)	12	137
Total Investment Funds (cost $2,262)		2,358

Total Investments - 100.1% (cost $2,262)		2,358
Other Assets and Liabilities, Net - (0.1%)		-2
Total Net Assets - 100%		$2,356

JNL/S&P Retirement 2025 Fund

INVESTMENT FUNDS - 100.1%
JNL/AIM Large Cap Growth Fund (d)	8	112
JNL/AIM Real Estate Fund (d)	2	37
JNL/Alger Growth Fund (d)	2	45
JNL/Eagle SmallCap Equity Fund (d)	2	46
JNL/FMR Mid-Cap Equity Fund (d)	2	46
JNL/Franklin Templeton Small Cap Value Fund (d)	3	34
JNL/Goldman Sachs Mid Cap Value Fund (d)	3	45
JNL/Goldman Sachs Short Duration Bond Fund (d)	5	55
JNL/JPMorgan International Equity Fund (d)	4	57
JNL/JPMorgan International Value Fund (d)	4	59
JNL/Lazard Emerging Markets Fund (d)	2	24
JNL/Oppenheimer Global Growth Fund (d)	4	57
JNL/PIMCO Total Return Bond Fund (d)	5	54
JNL/Select Value Fund (d)	6	114
JNL/T. Rowe Price Established Growth Fund (d)	5	114
JNL/T. Rowe Price Mid-Cap Growth Fund (d)	2	66
JNL/T. Rowe Price Value Fund (d)	7	115
JNL/Western Strategic Bond Fund (d)	5	54

Total Investment Funds (cost $1,101)		1,134
Total Investments - 100.1% (cost $1,101)		1,134
Other Assets and Liabilities, Net - (0.1%)		-1
Total Net Assets - 100%		$1,133

JNL/S&P Retirement Income Fund

INVESTMENT FUNDS - 100.1%
JNL/AIM Large Cap Growth Fund (d)	44	597
JNL/AIM Real Estate Fund (d)	20	324
JNL/Alger Growth Fund (d)	16	294
JNL/Goldman Sachs Short Duration Bond Fund (d)	94	967
JNL/JPMorgan International Value Fund (d)	38	528
JNL/PIMCO Total Return Bond Fund (d)	207	2,409
JNL/Select Value Fund (d)	32	616
JNL/T. Rowe Price Established Growth Fund (d)	28	617
JNL/T. Rowe Price Value Fund (d)	40	620
JNL/Western High Yield Bond Fund (d)	60	497
JNL/Western Strategic Bond Fund (d)	84	973
JNL/Western U.S. Government & Quality Bond Fund (d)	127	1,454
Total Investment Funds (cost $9,690)		9,896

Total Investments - 100.1% (cost $9,690)		9,896
Other Assets and Liabilities, Net - (0.1%)		-7
Total Net Assets - 100%		$9,889

JNL/Select Balanced Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 64.2%
CONSUMER DISCRETIONARY - 4.7%
Comcast Corp. - Class A (b)	95	$4,034
McDonald’s Corp.	91	4,021
Other Securities		12,856
		20,911
CONSUMER STAPLES - 6.8%
Altria Group Inc.	68	5,801
Coca-Cola Co.	72	3,488
Kimberly-Clark Corp.	55	3,751
SYSCO Corp.	84	3,080
Unilever NV	126	3,439
Wal-Mart Stores Inc.	128	5,930
Other Securities		4,356
		29,845
ENERGY - 10.7%
Chevron Corp.	129	9,471

ConocoPhillips	69	4,935
EnCana Corp.	71	3,273
Exxon Mobil Corp.	174	13,364
Total SA - ADR (l)	99	7,120
Other Securities		8,728
		46,891
FINANCIALS - 11.4%
ACE Ltd.	69	4,179
Allstate Corp.	48	3,119
American International Group Inc.	54	3,891
Bank of America Corp.	160	8,531
Citigroup Inc.	166	9,252
Hartford Financial Services Group Inc.	39	3,639
Merrill Lynch & Co. Inc.	38	3,556
PNC Financial Services Group Inc.	40	2,947
State Street Corp.	56	3,763
Other Securities		7,394
		50,271
HEALTH CARE - 6.6%
Abbott Laboratories	114	5,552
Bristol-Myers Squibb Co.	164	4,314
Eli Lilly & Co.	109	5,674
Medtronic Inc.	70	3,735
Schering-Plough Corp.	216	5,113
Other Securities		4,773
		29,161
INDUSTRIALS - 7.5%
Deere & Co.	47	4,487
General Electric Corp.	245	9,102
Pentair Inc.	90	2,826
Other Securities		16,630
		33,045
INFORMATION TECHNOLOGY - 5.5%
International Business Machines Corp.	64	6,237
Microsoft Corp.	126	3,750
Motorola Inc.	160	3,290
Other Securities		11,055
		24,332
MATERIALS - 4.4%
Alcoa Inc.	135	4,060
EI Du Pont de Nemours & Co.	110	5,373
Weyerhaeuser Co.	57	4,020
Other Securities		5,746
		19,199
TELECOMMUNICATION SERVICES - 3.7%

AT&T Inc.	317	11,347
Verizon Communications Inc.	79	2,931
Other Securities		2,034
		16,312
UTILITIES - 2.9%
Dominion Resources Inc.	42	3,497
Exelon Corp.	70	4,301
Other Securities		4,864
		12,662

Total Common Stocks (cost $232,224)		282,629

WARRANTS - 0.0%
Other Securities		-
Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.4%
Other Securities		19,354
Total Non-U.S. Government Agency Asset-
Backed Securities (cost $19,696)		19,354

CORPORATE BONDS AND NOTES - 5.9%
CONSUMER DISCRETIONARY - 1.2%
Other Securities		5,195

CONSUMER STAPLES - 0.2%
Other Securities		1,004

FINANCIALS - 2.8%
Other Securities		12,459

INDUSTRIALS - 0.3%
Other Securities		1,321

INFORMATION TECHNOLOGY - 0.1%
Other Securities		501

MATERIALS - 0.2%
Other Securities		850

TELECOMMUNICATION SERVICES - 0.7%
Other Securities		3,153

UTILITIES - 0.4%
Other Securities		1,273

Total Corporate Bonds and Notes (cost $25,964)		25,756

GOVERNMENT AND AGENCY OBLIGATIONS - 20.5%
GOVERNMENT SECURITIES - 8.1%
Municipals - 0.6%
Other Securities		2,562
Sovereign - 0.1%
Other Securities		351
U.S. Treasury Inflation Index Securities - 1.5%
U.S. Treasury Inflation Index Note
2.00%, 01/15/16 (l)	$3,500	3,436
2.38%, 01/15/25 (l)	3,250	3,464
		6,900
U.S. Treasury Securities - 5.9%
U.S. Treasury Note
2.63%, 03/15/09 (l)	3,775	3,608
3.50%, 12/15/09 (l)	6,900	6,670
3.50%, 02/15/10 (l)	3,250	3,136
4.88%, 04/30/11 (l)	7,508	7,557
Other Securities (3.88% - 6.25%, 12/15/10 - 08/15/22)		4,961
		25,932
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES - 12.4%
Federal Home Loan Bank - 0.4%
Federal Home Loan Bank, 4.88%, 11/18/11 (l)	1,550	1,544
Federal Home Loan Mortgage Corp. - 4.4%
Federal Home Loan Mortgage Corp.
6.00%,06/01/36	3,000	3,023
6.00%,09/01/36	2,800	2,821
6.50%,10/01/36	2,616	2,665
Other Securities (4.50% - 7.00%, 10/01/16 - 01/01/36)		11,408
		19,917
Federal National Mortgage Association - 5.7%
Federal National Mortgage Association, 6.50%, 10/01/36	5,999	6,113
Other Securities (4.50% - 7.00%, 11/01/17 - 09/01/36)		18,812
		24,925
Government National Mortgage Association - 1.9%
Other Securities (5.00% - 7.50%, 04/15/26 - 10/15/36)		8,296
Total Government and Agency Obligations (cost $90,968)		90,427

SHORT TERM INVESTMENTS - 18.6%
Mutual Funds - 5.0%
JNL Money Market Fund, 5.11% (a) (d)	21,889	21,889
Securities Lending Collateral - 13.6%
Mellon GSL Delaware Business Trust Collateral Fund	59,963	59,963

Total Short Term Investments (cost $81,852)		81,852

Total Investments - 113.6% (cost $450,704)		500,018
Other Assets and Liabilities, Net - (13.6%)		-59,874
Total Net Assets - 100%		$440,144

JNL/Select Global Growth Fund
COMMON STOCKS - 98.7%
CONSUMER DISCRETIONARY - 14.3%
Best Buy Co. Inc.	44	$2,143
Carphone Warehouse Group Plc (l)	408	2,509
Comcast Corp. - Class A (b)	84	3,551
EMI Group Plc	759	3,936
Las Vegas Sands Corp. (b) (l)	55	4,904
Rakuten Inc. (b) (l)	4	2,047
Sharp Corp. (l)	115	1,981
Warner Music Group Corp.	81	1,857
		22,928
CONSUMER STAPLES - 9.3%
Fomento Economico Mexicano SA de CV - ADR	16	1,818
Japan Tobacco Inc.	-	2,348
Nestle SA	5	1,885
Reckitt Benckiser Plc	54	2,469
Royal Numico NV	39	2,075
Tesco Plc	556	4,405
		15,000
ENERGY - 4.8%
Cameco Corp.	44	1,796
Noble Corp.	16	1,218
OAO Gazprom - ADR	35	1,619
Schlumberger Ltd.	49	3,114
		7,747
FINANCIALS - 15.8%
Deutsche Boerse AG	19	3,476
E*Trade Financial Corp. (b)	105	2,343
Erste Bank der Oesterreichischen Sparkassen AG	27	2,079
Goldman Sachs Group Inc.	16	3,130
KBC Groep NV	11	1,408
Man Group Plc	280	2,867
ORIX Corp.	8	2,229
Standard Chartered Plc	39	1,139
Sumitomo Mitsui Financial Group Inc.	-	1,210
Sumitomo Realty & Development Co. Ltd.	81	2,600
UBS AG	46	2,820
		25,301

HEALTH CARE - 8.6%
Celgene Corp. (b)	17	990
Eisai Co. Ltd.	52	2,874
Elan Corp. Plc - ADR (b) (l)	115	1,699
Schering-Plough Corp.	143	3,383
St Jude Medical Inc. (b)	64	2,325
Wyeth	49	2,485
		13,756
INDUSTRIALS - 8.4%
ABB Ltd.	114	2,051
Boeing Co.	32	2,870
Brambles Ltd (b)	82	831
Danaher Corp.	28	2,014
Ryanair Holdings Plc - ADR (b) (l)	18	1,491
United Parcel Service Inc. - Class B	20	1,507
Vallourec (l)	9	2,635
		13,399
INFORMATION TECHNOLOGY - 27.6%
Activision Inc. (b)	92	1,588
Adobe Systems Inc. (b)	80	3,298
ASML Holding NV (b)	78	1,951
Broadcom Corp. - Class A (b)	57	1,855
Cisco Systems Inc. (b)	112	3,055
Corning Inc. (b)	116	2,165
eBay Inc. (b)	61	1,837
EMC Corp. (b)	148	1,959
Google Inc. - Class A (b)	10	4,651
Hewlett-Packard Co.	68	2,817
HON HAI Precision Industry Co. Ltd.	310	2,212
Intel Corp.	90	1,825
Motorola Inc.	59	1,211
Network Appliance Inc. (b)	60	2,345
Nintendo Co. Ltd.	13	3,324
Oracle Corp. (b)	94	1,611
Research In Motion Ltd. (b)	20	2,504
Samsung Electronics Co. Ltd.	3	2,024
SanDisk Corp. (b) (l)	46	1,966
		44,198
MATERIALS - 4.6%
Cia Vale do Rio Doce - ADR (l)	62	1,838
Freeport-McMoRan Copper & Gold Inc. (l)	26	1,438
Monsanto Co.	51	2,663
Xstrata Plc	29	1,429
		7,368
TELECOMMUNICATION SERVICES - 4.9%

America Movil SA de CV - Class L - ADR	73	3,302
American Tower Corp. (b)	100	3,709
Telenor ASA	47	876
		7,887
UTILITIES - 0.4%
Veolia Environnement	9	676
Total Common Stocks (cost $132,278)		158,260

SHORT TERM INVESTMENTS - 12.0%
Mutual Funds - 0.8%
JNL Money Market Fund, 5.11% (a) (d)	1,224	1,224
Securities Lending Collateral - 11.2%
Mellon GSL Delaware Business Trust Collateral Fund	18,083	18,083
Total Short Term Investments (cost $19,307)		19,307

Total Investments - 110.7% (cost $151,585)		177,567
Other Assets and Liabilities, Net - (10.7%)		-17,156
Total Net Assets - 100%		$160,411

JNL/Select Large Cap Growth Fund
COMMON STOCKS - 98.9%
CONSUMER DISCRETIONARY - 5.1%
Coach Inc. (b)	22	957
Harley-Davidson Inc. (l)	25	1,729
International Game Technology	22	1,039
Starwood Hotels & Resorts Worldwide Inc.	17	1,058
Viacom Inc. (b)	25	1,025
Walt Disney Co.	85	2,923
XM Satellite Radio Holdings Inc. - Class A (b) (l)	53	770
		9,501
CONSUMER STAPLES - 1.2%
Japan Tobacco Inc.	-	917
PepsiCo Inc.	17	1,053
Whole Foods Market Inc. (l)	7	333
		2,303
ENERGY - 5.0%
Cameco Corp.	102	4,138
Halliburton Co.	94	2,904
Murphy Oil Corp. (l)	19	965
Occidental Petroleum Corp.	12	569
Sasol Ltd. - ADR	20	754
		9,330
FINANCIALS - 15.4%
Amvescap Plc - ADR	32	795
Chicago Mercantile Exchange Holdings Inc.	4	2,289

Citigroup Inc.	18	994
Commerce Bancorp. Inc. (l)	102	3,588
Countrywide Financial Corp.	41	1,754
First Marblehead Corp. (l)	18	1,011
Franklin Resources Inc.	37	4,029
Goldman Sachs Group Inc.	5	1,027
Moody’s Corp.	29	2,030
Nasdaq Stock Market Inc. (b) (l)	92	2,839
State Street Corp.	35	2,348
UBS AG	100	6,027
		28,731
HEALTH CARE - 17.7%
AstraZeneca Plc - ADR	45	2,393
Eisai Co. Ltd.	18	1,012
Elan Corp. Plc - ADR (b) (l)	72	1,063
Gilead Sciences Inc. (b)	15	958
Medtronic Inc.	159	8,525
Sanofi-Aventis - ADR	99	4,561
Schering-Plough Corp.	233	5,504
Shionogi & Co. Ltd.	52	1,029
UnitedHealth Group Inc.	113	6,058
Vertex Pharmaceuticals Inc. (b) (l)	27	1,023
WellPoint Inc. (b)	11	870
		32,996
INDUSTRIALS - 20.1%
ABB Ltd. - ADR	39	708
Boeing Co.	65	5,763
Corporate Executive Board Co.	13	1,163
Danaher Corp. (l)	58	4,224
Equifax Inc.	54	2,198
Fluor Corp. (l)	44	3,617
General Dynamics Corp.	49	3,607
General Electric Corp.	112	4,178
Gol Linhas Aereas Inteligentes SA - ADR (l)	38	1,092
Joy Global Inc.	31	1,513
Manpower Inc.	16	1,215
Monster Worldwide Inc. (b)	61	2,841
Roper Industries Inc.	4	190
United Parcel Service Inc. - Class B	50	3,716
Waste Management Inc.	41	1,507
		37,532
INFORMATION TECHNOLOGY - 28.0%
Accenture Ltd.	61	2,247
Adobe Systems Inc. (b)	109	4,473
Alliance Data Systems Corp. (b)	24	1,472

Altera Corp. (b)	46	908
Autodesk Inc. (b)	111	4,472
Automatic Data Processing Inc.	32	1,592
Cisco Systems Inc. (b)	239	6,520
eBay Inc. (b)	70	2,090
EMC Corp. (b)	142	1,880
Google Inc. - Class A (b)	11	5,226
Hewlett-Packard Co.	54	2,228
Linear Technology Corp.	83	2,526
Motorola Inc.	119	2,437
Network Appliance Inc. (b)	145	5,689
Oracle Corp. (b)	221	3,785
SanDisk Corp. (b) (l)	36	1,540
Symantec Corp. (b)	61	1,280
Western Union Co.	87	1,945
		52,310
MATERIALS - 2.7%
Cia Vale do Rio Doce - ADR (l)	40	1,194
Freeport-McMoRan Copper & Gold Inc. (l)	19	1,040
Monsanto Co.	26	1,389
Potash Corp.	10	1,363
		4,986
TELECOMMUNICATION SERVICES - 2.3%
America Movil SA de CV - Class L - ADR	22	1,003
American Tower Corp. (b)	50	1,879
AT&T Inc.	39	1,392
		4,274
UTILITIES - 1.4%
TXU Corp.	49	2,654
Total Common Stocks (cost $169,756)		184,617

SHORT TERM INVESTMENTS - 11.8%
Mutual Funds - 1.2%
JNL Money Market Fund, 5.11% (a) (d)	2,170	2,170
Securities Lending Collateral - 10.6%
Mellon GSL Delaware Business Trust Collateral Fund	19,870	19,870
Total Short Term Investments (cost $22,040)		22,040

Total Investments - 110.7% (cost $191,796)		206,657
Other Assets and Liabilities, Net - (10.7%)		-20,060
Total Net Assets - 100%		$186,597

JNL/Select Money Market Fund
CORPORATE BONDS AND NOTES - 5.9%
FINANCIALS - 5.9%

Amsouth Bank NA, 5.43%, 06/27/07 (g)	$3,000	$3,001
Bank of America Corp., 5.33%, 02/23/07 (g)	4,000	4,000
Wachovia Corp., 5.45%, 07/20/07 (g)	4,000	4,003
U.S. Bank NA, 5.34%, 01/25/07 (g)	5,000	5,000
Total Corporate Bonds and Notes (cost $16,004)		16,004

GOVERNMENT AND AGENCY OBLIGATIONS - 1.6%
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 1.6%
Federal Home Loan Mortgage Corp. - 1.6%
5.35%,11/21/07	4,500	4,499
Total Government and Agency Obligations (cost $4,499)		4,499

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 3.4%
Holmes Financing Plc, 5.30%, 07/15/07 (e) (g)	925	925
Interstar Millennium Trust, 5.33%, 07/27/07 (e) (g)	1,622	1,622
Mound Financing Plc, 5.29%, 05/08/07 (e) (g)	1,030	1,030
Permanent Financing Plc, 5.05%, 03/10/07 (e) (g)	2,170	2,170
Permanent Master Issuer Plc, 5.33%, 10/17/07 (g)	3,440	3,440
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $9,187)		9,187

SHORT TERM INVESTMENTS - 88.1%
Certificates of Deposit - 30.1%
Abbey National Plc, 5.42%, 02/08/07	6,000	6,000
American Express Bank, 5.28%, 01/11/07	6,000	6,000
ANZ Delaware Inc., 4.81%, 01/29/07	4,600	4,600
Bank of America Corp., 5.21%, 04/19/07	2,000	2,000
Bank of Ireland, 5.34%, 05/10/07	5,000	5,000
Barclays Bank Plc, 5.51%, 06/18/07	3,500	3,500
BNP Paribas
5.32%,04/10/07	5,000	5,000
5.33%,04/30/07	1,350	1,350
Branch Banking & Trust Co., 5.32%, 05/21/07	4,000	4,000
Credit Suisse First Boston, 4.79%, 01/24/07	3,600	3,600
Deutsche Bank, 4.94%, 02/06/07	4,000	4,000
Fortis Bank NY, 5.69%, 07/23/07	2,750	2,750
HBOS Treasury Services Plc
4.85%,01/30/07	3,400	3,400
5.29%,03/05/07	3,500	3,500
Royal Bank of Scotland Group Plc, 4.82%, 01/18/07	3,000	3,000
Societe Generale NY, 5.67%, 07/23/07	2,750	2,750
Toronto-Dominion Bank NY, 5.30%, 06/13/07	5,000	5,000
Washington Mutual Inc., 5.37%, 04/25/07	4,000	4,000
Wells Fargo Bank, 5.09%, 03/29/07	5,500	5,500

Wilmington Trust Corp.
5.33%,02/08/07	2,000	2,000
5.43%,02/20/07	5,000	5,000
		81,950
Commercial Paper - 47.8%
Apreco LLC, 5.27%, 01/19/07	5,000	4,987
Aspen Funding Corp., 5.26%, 02/05/07	5,000	4,974
Ciesco LLC, 5.26%, 01/18/07	5,000	4,988
Clipper Receivables LLC, 5.26%, 01/22/07	5,000	4,985
Eureka Securities LLC, 5.26%, 01/19/07	5,000	4,987
Falcon Asset Securitization Corp., 5.26%, 01/12/07	5,000	4,992
Fortis Bank NY, 5.22%, 02/07/07	3,000	2,984
Galaxy Funding Inc., 5.25%, 03/13/07	4,000	3,959
General Electric Co., 5.23%, 02/27/07	6,000	5,950
Goldman Sachs Group Inc., 5.29%, 01/31/07	6,000	5,974
Greyhawk Funding, 5.26%, 02/05/07	5,500	5,472
Jupiter Security Corp., 5.28%, 01/08/07	5,000	4,995
MetLife Inc.
5.21%, 05/01/06 (g)	3,200	3,200
5.25%,01/31/07	4,500	4,480
Mont Blanc, 5.24%, 01/09/07	5,000	4,994
Morgan Stanley, 5.24%, 02/20/07	5,000	4,964
National Rural Utilities Cooperative Finance Corp.,
5.26%,01/08/07	6,000	5,994
Northern Rock Plc, 5.22%, 02/06/07	5,000	4,974
Old Line Funding LLC, 5.26%, 01/12/07	5,000	4,992
Park Avenue, 5.26%, 01/25/07	5,000	4,982
Procter & Gamble Co., 5.24%, 01/11/07	6,500	6,491
Prudential Funding LLC, 5.25%, 01/17/07	6,000	5,986
Scaldis Capital Ltd., 5.24%, 01/10/07	5,000	4,993
Schlumberger Technology Corp., 5.26%, 02/22/07	3,700	3,672
SYSCO Corp., 5.25%, 02/20/07	6,000	5,956
Yorktown Capital LLC, 5.30%, 01/31/07	5,000	4,978
		129,903
Repurchase Agreement - 10.2%
Repurchase Agreement with Bank of America Securities,
5.31% (Collateralized by $29,073 Federal Home Loan
Mortgage Corp., 5.00%, due 09/01/33, market value
$28,141) acquired on 12/29/06, due 01/03/07 at $27720	27,700	27,700
Total Short Term Investments (cost $239,553)		239,553

Total Investments - 99.0% (cost $269,243)		269,243
Other Assets and Liabilities, Net - 1.0%		2,807
Total Net Assets - 100%		$272,050

JNL/Select Value Fund
COMMON STOCKS - 97.6%
CONSUMER DISCRETIONARY - 5.4%
Comcast Corp. - Class A (b)	115	$4,872
DR Horton Inc.	62	1,653
Federated Department Stores Inc.	122	4,633
Gap Inc.	238	4,631
McDonald’s Corp.	113	5,027
Time Warner Inc.	261	5,682
		26,498
CONSUMER STAPLES - 11.2%
Altria Group Inc.	99	8,497
Campbell Soup Co. (l)	101	3,916
CVS Corp.	330	10,191
Kellogg Co.	145	7,264
Kimberly-Clark Corp.	65	4,403
PepsiCo Inc.	136	8,513
Safeway Inc.	182	6,283
Tyson Foods Inc.	383	6,300
		55,367
ENERGY - 11.8%
Cameco Corp.	129	5,223
Chevron Corp.	72	5,309
Exxon Mobil Corp.	274	21,004
GlobalSantaFe Corp.	85	5,002
Halliburton Co.	152	4,704
National Oilwell Varco Inc. (b)	67	4,111
Occidental Petroleum Corp.	248	12,100
XTO Energy Inc.	19	913
		58,366
FINANCIALS - 28.4%
ACE Ltd.	120	7,274
Allstate Corp.	77	5,007
American International Group Inc.	107	7,675
Bank of America Corp.	367	19,594
Bank of New York Co. Inc. (l)	137	5,406
Chubb Corp.	134	7,079
Citigroup Inc.	354	19,696
Goldman Sachs Group Inc.	58	11,483
Host Marriott Corp.	305	7,479
JPMorgan Chase & Co.	150	7,235
Merrill Lynch & Co. Inc.	27	2,523
PNC Financial Services Group Inc.	68	5,050
State Street Corp.	38	2,569
SunTrust Banks Inc. (l)	48	4,037

UBS AG	96	5,792
US Bancorp (l)	211	7,643
Wachovia Corp.	180	10,245
Wells Fargo & Co.	139	4,946
		140,733
HEALTH CARE - 8.7%
Abbott Laboratories	96	4,652
Aetna Inc.	148	6,399
Baxter International Inc.	154	7,135
Beckman Coulter Inc. (l)	74	4,407
Boston Scientific Corp. (b)	253	4,350
Bristol-Myers Squibb Co.	82	2,153
WellPoint Inc. (b)	59	4,635
Wyeth	182	9,262
		42,993
INDUSTRIALS - 10.6%
American Standard Cos. Inc. (l)	113	5,195
Deere & Co.	64	6,103
General Dynamics Corp.	156	11,584
General Electric Corp.	330	12,268
Goodrich Corp.	100	4,546
Pitney Bowes Inc.	95	4,383
Southwest Airlines Co.	262	4,010
Textron Inc.	48	4,473
		52,562
INFORMATION TECHNOLOGY - 7.5%
Applied Materials Inc.	228	4,215
Cisco Systems Inc. (b)	207	5,649
Corning Inc. (b)	251	4,696
EMC Corp. (b)	573	7,562
Hewlett-Packard Co.	131	5,400
Motorola Inc.	212	4,365
Sun Microsystems Inc. (b)	924	5,008
		36,895
MATERIALS - 3.1%
Alcoa Inc.	95	2,845
Dow Chemical Co.	120	4,797
EI Du Pont de Nemours & Co.	154	7,516
		15,158
TELECOMMUNICATION SERVICES - 5.6%
AT&T Inc.	265	9,469
BellSouth Corp.	117	5,521
Sprint Nextel Corp.	176	3,332
Verizon Communications Inc.	258	9,604
		27,926

UTILITIES - 5.3%
Dominion Resources Inc.	74	6,195
Entergy Corp.	26	2,354
Exelon Corp.	106	6,573
FPL Group Inc. (l)	83	4,495
SCANA Corp	90	3,644
TXU Corp.	54	2,927
		26,188
Total Common Stocks (cost $418,985)		482,686

SHORT TERM INVESTMENTS - 8.5%
Mutual Funds - 4.1%
JNL Money Market Fund, 5.11% (a) (d)	20,225	20,225
Securities Lending Collateral - 4.4%
Mellon GSL Delaware Business Trust Collateral Fund	21,937	21,937
Total Short Term Investments (cost $42,162)		42,162

Total Investments - 106.1% (cost $461,146)		524,848
Other Assets and Liabilities, Net - (6.1%)		-30,067
Total Net Assets - 100%		$494,781

JNL/T. Rowe Price Established Growth Fund
COMMON STOCKS - 98.0%
CONSUMER DISCRETIONARY - 12.8%
Amazon.Com Inc. (b) (l)	174	$6,859
Best Buy Co. Inc. (l)	39	1,911
Carnival Corp. (l)	64	3,130
EchoStar Communications Corp. (b)	65	2,488
Grupo Televisa SA - ADR	199	5,364
Harman International Industries Inc. (l)	74	7,373
Home Depot Inc. (l)	84	3,371
International Game Technology	111	5,133
Kohl’s Corp. (b)	155	10,586
Lennar Corp. (l)	93	4,889
Liberty Media Holding Corp. - Capital (b)	66	6,426
Liberty Media Holding Corp. - Interactive (b)	185	3,998
Marriott International Inc. - Class A	63	3,006
MGM Mirage (b) (l)	84	4,794
Nike Inc. - Class B	38	3,763
PetSmart Inc.	171	4,926
Target Corp.	174	9,915
Viacom Inc. (b)	170	6,971
Wynn Resorts Ltd. (l)	59	5,490
		100,393
CONSUMER STAPLES - 5.8%

CVS Corp.	145	4,467
InBev NV	51	3,362
PepsiCo Inc.	103	6,461
Procter & Gamble Co.	125	8,039
Reckitt Benckiser Plc	76	3,479
SYSCO Corp.	70	2,581
Walgreen Co.	93	4,259
Wal-Mart de Mexico SA de CV - ADR	52	2,296
Wal-Mart Stores Inc.	167	7,707
Whole Foods Market Inc.	60	2,806
		45,457
ENERGY - 6.0%
Baker Hughes Inc.	108	8,049
EOG Resources Inc.	63	3,910
Exxon Mobil Corp.	109	8,315
Murphy Oil Corp. (l)	66	3,376
Schlumberger Ltd.	228	14,400
Total SA (l)	125	9,010
		47,060
FINANCIALS - 20.0%
American Express Co.	201	12,177
American International Group Inc.	173	12,369
Anglo Irish Bank Corp. Plc	319	6,609
Charles Schwab Corp.	339	6,550
Chicago Mercantile Exchange Holdings Inc.	3	1,631
Citigroup Inc.	224	12,491
Countrywide Financial Corp.	135	5,743
Deutsche Boerse AG	13	2,466
E*Trade Financial Corp. (b)	317	7,105
Erste Bank der Oesterreichischen Sparkassen AG	97	7,462
Franklin Resources Inc.	66	7,282
Goldman Sachs Group Inc.	26	5,203
Hartford Financial Services Group Inc.	29	2,706
Housing Development Finance Corp.	40	1,459
Legg Mason Inc.	61	5,789
Morgan Stanley	89	7,255
Northern Trust Corp.	95	5,772
Prudential Financial Inc.	91	7,805
SLM Corp.	149	7,252
State Street Corp.	154	10,359
UBS AG	258	15,685
UniCredito Italiano SpA	593	5,194
		156,364
HEALTH CARE - 17.5%
Aetna Inc.	110	4,759

Amgen Inc. (b)	182	12,419
Caremark Rx Inc.	226	12,895
Celgene Corp. (b) (l)	78	4,482
Eli Lilly & Co.	62	3,230
Genentech Inc. (b)	72	5,849
Gilead Sciences Inc. (b)	102	6,616
Humana Inc. (b)	48	2,671
Medco Health Solutions Inc. (b)	109	5,825
Medtronic Inc.	177	9,461
Novartis AG	169	9,729
Roche Holding AG	45	8,087
Sepracor Inc. (b) (l)	70	4,311
St Jude Medical Inc. (b)	71	2,599
Stryker Corp.	90	4,949
UnitedHealth Group Inc.	349	18,736
WellPoint Inc. (b)	160	12,614
Wyeth	92	4,659
Zimmer Holdings Inc. (b) (l)	41	3,190
		137,081
INDUSTRIALS - 9.4%
Danaher Corp. (l)	158	11,424
Deere & Co.	27	2,595
Expeditors International Washington Inc.	93	3,767
Fastenal Co. (l)	51	1,837
General Dynamics Corp.	47	3,472
General Electric Corp.	875	32,555
Joy Global Inc.	75	3,601
Southwest Airlines Co.	490	7,508
Tyco International Ltd.	222	6,734
		73,493
INFORMATION TECHNOLOGY - 21.1%
Accenture Ltd.	373	13,771
Adobe Systems Inc. (b)	106	4,375
Affiliated Computer Services Inc. - Class A (b) (l)	20	982
Amdocs Ltd. (b) (l)	190	7,378
Analog Devices Inc.	172	5,667
Apple Computer Inc. (b)	52	4,429
Applied Materials Inc.	245	4,517
ASML Holding NV - ADR (b)	67	1,638
Autodesk Inc. (b)	130	5,252
Automatic Data Processing Inc.	185	9,121
Cisco Systems Inc. (b)	342	9,350
Corning Inc. (b)	140	2,627
Dell Inc. (b)	97	2,421
eBay Inc. (b)	111	3,332

EMC Corp. (b)	318	4,196
Google Inc. - Class A (b)	30	13,584
Infosys Technologies Ltd.	110	5,567
Intel Corp.	120	2,434
Intuit Inc. (b)	89	2,712
Juniper Networks Inc. (b) (l)	302	5,724
Marvell Tech Group Ltd. (b) (l)	442	8,486
Maxim Integrated Products Inc.	220	6,736
Microsoft Corp.	476	14,225
Oracle Corp. (b)	159	2,732
QUALCOMM Inc.	71	2,687
Samsung Electronics Co. Ltd.	3	2,088
Telefonaktiebolaget LM Ericsson - Class B	1,461	5,900
Texas Instruments Inc.	77	2,226
Xilinx Inc.	233	5,552
Yahoo! Inc. (b)	200	5,095
		164,804
MATERIALS - 1.3%
BHP Billiton Ltd.	294	5,873
Monsanto Co.	88	4,633
		10,506
TELECOMMUNICATION SERVICES - 4.1%
America Movil SA de CV - Class L - ADR	185	8,384
Bharti Tele Ventures Ltd. (b)	303	4,314
Crown Castle International Corp. (b) (l)	252	8,140
Rogers Communications Inc. (b)	157	9,333
TELUS Corp.	51	2,256
		32,427
Total Common Stocks (cost $629,415)		767,585

SHORT TERM INVESTMENTS - 11.1%
Mutual Funds - 2.8%
T. Rowe Price Reserves Investment Fund, 5.38% (a) (d)	18,534	18,534
JNL Money Market Fund, 5.11% (a) (d)	2,998	2,998
		21,532
Securities Lending Collateral - 8.3%
Mellon GSL Delaware Business Trust Collateral Fund	65,265	65,265
Total Short Term Investments (cost $86,797)		86,797

Total Investments - 109.1% (cost $716,212)		854,382
Other Assets and Liabilities, Net - (9.1%)		-71,426
Total Net Assets - 100%		$782,956

JNL/T. Rowe Price Mid-Cap Growth Fund* (n)
* Summary Schedule of Investments

COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 16.4%
Amazon.Com Inc. (b) (l)	191	$7,524
Bed Bath & Beyond Inc. (b)	127	4,820
Harman International Industries Inc. (l)	68	6,834
International Game Technology	168	7,739
Lamar Advertising Co. (b) (l)	137	8,958
PetSmart Inc.	214	6,176
Wynn Resorts Ltd. (l)	57	5,378
Other Securities		59,245
		106,674
CONSUMER STAPLES - 1.2%
Other Securities		7,425

ENERGY - 8.8%
BJ Services Co.	250	7,318
Consol Energy Inc.	184	5,912
EOG Resources Inc.	119	7,432
FMC Technologies Inc. (b)	107	6,594
Smith International Inc.	186	7,651
XTO Energy Inc.	162	7,608
Other Securities		14,609
		57,124
FINANCIALS - 6.3%
E*Trade Financial Corp. (b)	208	4,672
Eaton Vance Corp. (l)	157	5,169
Other Securities		31,240
		41,081
HEALTH CARE - 17.0%
Barr Laboratories Inc. (b)	115	5,764
Cephalon Inc. (b) (l)	121	8,548
Edwards Lifesciences Corp. (b)	121	5,706
Manor Care Inc. (l)	156	7,315
Medimmune Inc. (b) (l)	234	7,578
Sepracor Inc. (b) (l)	80	4,951
Other Securities		71,049
		110,911
INDUSTRIALS - 15.8%
Ametek Inc.	233	7,427
Manpower Inc.	112	8,385
Monster Worldwide Inc. (b)	134	6,268
Oshkosh Truck Corp.	111	5,375
Rockwell Collins Inc.	156	9,873
Roper Industries Inc.	207	10,405
Southwest Airlines Co.	405	6,200

UTI Worldwide Inc.	169	5,056
Other Securities		44,074
		103,063
INFORMATION TECHNOLOGY - 26.1%
Altera Corp. (b)	266	5,237
Amdocs Ltd. (b)	136	5,270
CheckTree Corp. (b) (l)	120	4,827
DST Systems Inc. (b) (l)	119	7,447
Harris Corp.	135	6,191
Intersil Corp.	201	4,813
Iron Mountain Inc. (b) (l)	127	5,248
Juniper Networks Inc. (b)	308	5,841
Marvell Tech Group Ltd. (b) (l)	331	6,360
NAVTEQ Corp. (b) (l)	143	5,011
Red Hat Inc. (b) (l)	202	4,641
Symbol Technologies Inc.	375	5,603
Teradyne Inc. (b) (l)	320	4,793
VeriSign Inc. (b)	302	7,251
Xilinx Inc.	209	4,981
Other Securities		86,396
		169,910
MATERIALS - 0.8%
Other Securities		5,330

TELECOMMUNICATION SERVICES - 5.2%
American Tower Corp. (b)	204	7,591
Crown Castle International Corp. (b) (l)	260	8,405
Rogers Communications Inc. (b)	124	7,361
Other Securities		10,594
		33,951
UTILITIES - 0.1%
Other Securities		425
Total Common Stocks (cost $480,064)		635,894

SHORT TERM INVESTMENTS - 31.0%
Mutual Funds - 2.2%
JNL Money Market Fund, 5.11% (a) (d)	5,201	5,201
T. Rowe Price Reserves Investment Fund, 5.38% (a) (d)	8,919	8,919
		14,120
Securities Lending Collateral - 28.8%
Mellon GSL Delaware Business Trust Collateral Fund	187,596	187,596
Total Short Term Investments (cost $201,716)		201,716

Total Investments - 128.7% (cost $681,780)		837,610
Other Assets and Liabilities, Net - (28.7%)		-186,743

Total Net Assets - 100%		$650,867

JNL/T. Rowe Price Value Fund
COMMON STOCKS - 97.1%
CONSUMER DISCRETIONARY - 19.5%
Cablevision Systems Corp. - Class A	176	$5,007
CBS Corp.	117	3,633
Comcast Corp. - Class A (b)	106	4,427
Comcast Corp. - Class A (b) (l)	32	1,346
Discovery Holding Co. (b)	294	4,731
Dow Jones & Co. Inc. (l)	92	3,507
EchoStar Communications Corp. (b) (l)	149	5,682
Family Dollar Stores Inc. (l)	134	3,918
Fortune Brands Inc.	31	2,613
General Motors Corp. (l)	126	3,877
H&R Block Inc. (l)	224	5,163
Hanesbrands Inc. (b)	44	1,043
Harley-Davidson Inc. (l)	86	6,060
Hasbro Inc.	257	7,006
Home Depot Inc. (l)	208	8,333
International Game Technology	152	7,041
Kohl’s Corp. (b)	99	6,747
Liberty Media Holding Corp. - Capital (b)	77	7,561
Liberty Media Holding Corp. - Interactive (b)	220	4,749
New York Times Co. - Class A (l)	161	3,920
Newell Rubbermaid Inc.	177	5,113
RadioShack Corp. (l)	220	3,688
Sony Corp. - ADR	125	5,349
Time Warner Inc.	401	8,734
TJX Cos. Inc.	239	6,818
TRW Automotive Holdings Corp. (b)	46	1,190
Viacom Inc. (b)	135	5,535
		132,791
CONSUMER STAPLES - 8.1%
Altria Group Inc.	40	3,399
Anheuser-Busch Cos. Inc.	164	8,044
Avon Products Inc.	195	6,426
Campbell Soup Co. (l)	52	2,003
Coca-Cola Co.	214	10,301
Coca-Cola Enterprises Inc.	132	2,702
General Mills Inc.	77	4,435
Heineken NV	94	4,456
Sara Lee Corp.	341	5,814
Wal-Mart Stores Inc.	167	7,731
		55,311

ENERGY - 8.7%
Baker Hughes Inc.	79	5,869
ConocoPhillips	57	4,111
Exxon Mobil Corp.	98	7,471
Murphy Oil Corp. (l)	159	8,085
Royal Dutch Shell Plc - ADR	97	6,852
Schlumberger Ltd.	134	8,457
Statoil ASA	257	6,811
Total SA - ADR	161	11,586
		59,242
FINANCIALS - 20.1%
American Express Co.	64	3,883
Ameriprise Financial Inc.	104	5,668
Bank of America Corp.	115	6,139
Berkshire Hathaway Inc. - Class A (b)	-	5,060
Charles Schwab Corp.	154	2,969
Citigroup Inc.	161	8,971
Countrywide Financial Corp.	52	2,199
Fannie Mae	54	3,183
Fifth Third Bancorp. (l)	190	7,785
First Horizon National Corp. (l)	202	8,419
Genworth Financial Inc. - Class A	159	5,422
Hartford Financial Services Group Inc.	88	8,193
JPMorgan Chase & Co.	158	7,629
Lincoln National Corp.	92	6,089
Marsh & McLennan Cos. Inc.	312	9,560
Mellon Financial Corp.	89	3,764
Merrill Lynch & Co. Inc.	36	3,333
Morgan Stanley	93	7,606
Nuveen Investments Inc. - Class A (l)	70	3,611
Royal Bank of Scotland Group Plc	171	6,654
St. Paul Travelers Cos. Inc.	90	4,808
State Street Corp.	94	6,353
US Bancorp	117	4,245
Willis Group Holdings Ltd. (l)	82	3,248
XL Capital Ltd. - Class A	32	2,276
		137,067
HEALTH CARE - 9.6%
Amgen Inc. (b)	52	3,572
Boston Scientific Corp. (b)	287	4,938
Cardinal Health Inc.	49	3,138
Cigna Corp.	42	5,460
Health Management Associates Inc. (l)	314	6,637
Johnson & Johnson	129	8,490
MedImmune Inc. (b) (l)	131	4,237

Medtronic Inc.	137	7,331
Merck & Co. Inc.	140	6,091
Pfizer Inc.	241	6,239
Schering-Plough Corp.	182	4,310
Wyeth	105	5,331
		65,774
INDUSTRIALS - 11.5%
3M Corp.	64	4,971
Deere & Co.	39	3,727
Eaton Corp.	25	1,856
General Electric Corp.	510	18,985
Honeywell Inernational Inc.	131	5,931
Illinois Tool Works Inc.	150	6,905
Raytheon Co.	106	5,613
Southwest Airlines Co.	414	6,341
Tyco International Ltd.	357	10,856
Union Pacific Corp.	77	7,049
Waste Management Inc.	162	5,971
		78,205
INFORMATION TECHNOLOGY - 9.5%
Analog Devices Inc.	191	6,275
Cisco Systems Inc. (b)	76	2,069
Dell Inc. (b)	236	5,919
First Data Corp.	118	3,022
Intel Corp.	393	7,952
International Business Machines Corp.	85	8,277
Juniper Networks Inc. (b)	250	4,729
Microsoft Corp.	415	12,395
Nokia Oyj - Class A - ADR	307	6,230
Oracle Corp. (b)	121	2,081
Texas Instruments Inc.	135	3,885
Western Union Co.	98	2,199
		65,033
MATERIALS - 4.9%
Alcoa Inc.	156	4,679
Bowater Inc. (l)	180	4,059
Chemtura Corp. (l)	133	1,285
EI Du Pont de Nemours & Co.	160	7,774
International Paper Co.	284	9,678
MeadWestvaco Corp.	122	3,652
Nucor Corp.	38	2,066
		33,193
TELECOMMUNICATION SERVICES - 2.1%
Alltel Corp.	26	1,598
Qwest Communications International Inc. (b) (l)	391	3,274

Sprint Nextel Corp.	406	7,669
TELUS Corp.	33	1,491
TELUS Corp. (l)	7	330
		14,362
UTILITIES - 3.1%
Duke Energy Corp.	84	2,773
Entergy Corp.	78	7,173
NiSource Inc.	282	6,791
Pinnacle West Capital Corp. (l)	87	4,416
		21,153
Total Common Stocks (cost $535,808)		662,131

PREFERRED STOCKS - 0.9%
CONSUMER DISCRETIONARY - 0.4%
General Motors Corp., Convertible Preferred,
4.50%,03/06/32	121	3,053

FINANCIALS - 0.5%
Morgan Stanley, Convertible Preferred, 5.88%, 10/15/08	52	2,360
XL Capital Ltd. Convertible Preferred, 7.00%, 02/15/09	45	1,179
		3,539
Total Preferred Stocks (cost $5,704)		6,592

CORPORATE BONDS AND NOTES - 0.6%
CONSUMER DISCRETIONARY - 0.2%
Ford Motor Co., 4.25%, 12/15/36 (j)	$1,082	1,156

FINANCIALS - 0.4%
Fortis Insurance, 7.75%, 01/26/08 (e) (j)	1,000	1,424
U.S. Bancorp., 3.51%, 08/21/35 (e) (g) (j) (l)	1,535	1,550
		2,974
Total Corporate Bonds and Notes (cost $3,599)		4,130

SHORT TERM INVESTMENTS - 10.9%
Mutual Funds - 1.4%
JNL Money Market Fund, 5.11% (a) (d)	3,010	3,010
T. Rowe Price Reserves Investment Fund, 5.38% (a) (d)	6,610	6,610
		9,620
Securities Lending Collateral - 9.5%
Mellon GSL Delaware Business Trust Collateral Fund	64,725	64,725
Total Short Term Investments (cost $74,345)		74,345

Total Investments - 109.5% (cost $619,456)		747,198
Other Assets and Liabilities, Net - (9.5%)		-65,096
Total Net Assets - 100%		$682,102

JNL/Western High Yield Bond Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Other Securities		17

CONSUMER STAPLES - 0.0%
Other Securities		25

INDUSTRIALS - 0.0%
Other Securities		33

INFORMATION TECHNOLOGY - 0.0%
Other Securities		-

MATERIALS - 0.0%
Other Securities		16

TELECOMMUNICATION SERVICES - 0.0%
Other Securities		39
Total Common Stocks (cost $537)		130

PREFERRED STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Other Securities		999

ENERGY - 0.1%
Other Securities		449
Total Preferred Stocks (cost $1,443)		1,448

WARRANTS - 0.0%
Other Securities		-
Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.3%
Other Securities		1,142
Total Non-U.S. Government Agency Asset-
Backed Securities (cost $1,085)		1,142

CORPORATE BONDS AND NOTES - 93.0%
CONSUMER DISCRETIONARY - 26.6%
AMC Entertainment Inc., 11.00%, 02/01/16	$2,175	2,440
CSC Holdings Inc., 7.63%, 04/01/11	2,330	2,374
EchoStar DBS Corp., 7.13%, 02/01/16	2,190	2,190

Ford Motor Co., 7.45%, 07/16/31 (l)	4,365	3,427
General Motors Corp., 8.38%, 07/15/33 (l)	4,810	4,449
Inn of the Mountain Gods Resort & Casino,
12.00%,11/15/10	1,780	1,922
Kabel Deutschland GmbH, 10.63%, 07/01/14	1,660	1,841
Norcraft Holdings LP, 9.75%, 09/01/12	2,235	1,889
TRW Automotive Inc., 11.00%, 02/15/13 (l)	1,650	1,809
Other Securities		76,027
		98,368
CONSUMER STAPLES - 1.5%
Other Securities		5,767

ENERGY - 11.9%
Chesapeake Energy Corp., 6.25%, 01/15/18 (l)	2,435	2,344
El Paso Corp.
7.88%,06/15/12	2,000	2,145
7.80%,08/01/31	3,730	4,075
Exco Resources Inc., 7.25%, 01/15/11	1,765	1,791
Pride International Inc., 7.38%, 07/15/14	2,000	2,065
SemGroup LP, 8.75%, 11/15/15 (e)	2,360	2,372
Williams Cos. Inc., 8.75%, 03/15/32	1,975	2,232
Other Securities		26,948
		43,972
FINANCIALS - 11.0%
Crum & Forster Holdings Corp., 10.38%, 06/15/13 (l)	1,955	2,116
General Motors Acceptance Corp.
6.88%,08/28/12	1,915	1,966
8.00%, 11/01/31 (l)	7,000	8,036
Host Marriott LP, 7.13%, 11/01/13 (l)	2,075	2,122
JPMorgan Chase & Co., 9.31% 11/08/07 (e) (k) (f)	1,882	1,759
Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14 (l)	2,160	2,187
Other Securities		22,366
		40,552
HEALTH CARE - 5.9%
DaVita Inc., 7.25%, 03/15/15 (l)	1,810	1,846
IASIS Healthcare LLC / IASIS Capital Corp.,
8.75%, 06/15/14 (l)	2,300	2,329
Tenet Healthcare Corp., 9.88%, 07/01/14 (l)	4,010	4,080
Other Securities		13,606
		21,861
INDUSTRIALS - 9.8%
Associated Materials Inc., 11.32%, 03/01/14	2,755	1,860
Grupo Transportacion Ferroviaria Mexicana SA DE CV,
9.38%,05/01/12	1,865	1,991
Hertz Corp., 10.50%, 01/01/16 (e) (l)	3,310	3,641

NTK Holdings Inc., 10.75%, 03/01/14	3,140	2,198
Penhall International Corp., 12.00%, 08/01/14 (e) (l)	1,655	1,787
Other Securities		24,732
		36,209
INFORMATION TECHNOLOGY - 2.9%
Sungard Data Systems Inc., 10.25%, 08/15/15	2,015	2,151
Other Securities		8,654
		10,805
MATERIALS - 9.3%
Equistar Chemicals LP/Equistar Funding Corp.,
10.63%,05/01/11	2,075	2,210
Graham Packaging Co. Inc., 9.88%, 10/15/14 (l)	2,225	2,247
Koppers Inc., 9.88%, 10/15/13	2,000	2,175
Metals USA Inc., 11.13%, 12/01/15	2,040	2,241
Montell Finance Co. BV, 8.10%, 03/15/27 (e)	2,630	2,499
Owens Brockway Glass Container Inc., 8.88%, 02/15/09	3,277	3,351
Other Securities		19,693
		34,416
TELECOMMUNICATION SERVICES - 9.6%
American Tower Corp., 7.50%, 05/01/12	2,750	2,846
Hawaiian Telcom Communications Inc.,
12.50%, 05/01/15 (l)	2,139	2,241
Intelsat Bermuda Ltd., 11.25%, 06/15/16 (e)	2,120	2,327
Qwest Corp., 6.88%, 09/15/33	2,915	2,784
Rural Cellular Corp., 9.88%, 02/01/10 (l)	2,870	3,053
True Move Co. Ltd., 10.75%, 12/16/13 (e)	2,530	2,473
Other Securities		19,903
		35,627
UTILITIES - 4.5%
AES Corp., 9.50%, 06/01/09	2,700	2,889
Mirant North America LLC, 7.38%, 12/31/13	1,780	1,807
NRG Energy Inc., 7.38%, 02/01/16	2,825	2,839
Suburban Propane Partners LP, 6.88%, 12/15/13	1,815	1,779
Other Securities		7,234
		16,548
Total Corporate Bonds and Notes (cost $336,289)		344,125

GOVERNMENT AND AGENCY OBLIGATIONS - 1.3%
GOVERNMENT SECURITIES - 1.3%
Sovereign - 1.3%
Russia Government International Bond, 5.00%, 03/31/30	2,720	3,071
Other Securities		1,842
Total Government and Agency Obligations (cost $4,753)		4,913

SHORT TERM INVESTMENTS - 19.0%

Repurchase Agreement - 2.6%
Repurchase Agreement with Merrill Lynch & Co. Inc.,
5.21% (Collateralized by $9,875 Federal Home Loan
Mortgage Corp., 5.13%, due 10/15/08, market value
$9,998) acquired on 12/29/06, due 01/03/06 at $9,807	9,800	9,800
Securities Lending Collateral - 16.4%
Mellon GSL Delaware Business Trust Collateral Fund	60,520	60,520
Total Short Term Investments (cost $70,320)		70,320

Total Investments - 114.0% (cost $414,427)		422,078
Other Assets and Liabilities, Net - (14.0%)		-51,882
Total Net Assets - 100%		$370,196

JNL/Western Strategic Bond Fund* (n)
* Summary Schedule of Investments
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Other Securities		33

CONSUMER STAPLES - 0.0%
Other Securities		50

INFORMATION TECHNOLOGY - 0.0%
Other Securities		-

MATERIALS - 0.0%
Other Securities		10
Total Common Stocks (cost $473)		93

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Other Securities		-
Total Preferred Stocks (cost $0)		-

RIGHTS - 0.0%
Other Securities		124
Total Rights (cost $0)		124

WARRANTS - 0.0%
Other Securities		-
Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 27.3%
Banc of America Funding Corp.
5.89%, 06/01/36 (g)	$3,510	3,535
5.79%, 10/25/36 (g)	4,248	4,240
Bear Stearns Mortgage Funding Trust,
5.51%, 05/25/36 (f) (g)	4,500	4,500
Citigroup Mortgage Loan Trust Inc., 5.69%, 12/25/35	2,897	2,924
Countrywide Alternative Loan Trust, 5.59%, 12/25/36 (g)	5,262	5,265
Countrywide Home Equity Loan Trust, 5.28%, 05/15/36 (g)	3,061	3,061
Credit Suisse Mortgage Capital Certificates,
5.56%,02/15/39	3,060	3,109
Harborview Mortgage Loan Trust
5.42%, 06/20/35 (g)	2,935	2,946
5.60%, 01/19/36 (g)	3,085	3,094
5.53%, 12/19/36 (f) (g)	5,312	5,312
Indymac Index Mortgage Loan Trust
5.66%, 06/25/34 (g)	3,448	3,456
5.29%,03/25/35	2,651	2,725
5.44%, 07/25/36 (g)	4,160	4,128
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.81%, 06/12/43 (g)	3,020	3,124
Lake Country Mortgage Loan Trust, 5.45%, 11/25/33 (e) (g)	3,809	3,811
Lehman XS Trust, 5.61%, 02/25/46 (g)	4,450	4,459
Morgan Stanley Mortgage Loan Trust, 5.91%, 03/25/36	3,152	3,179
SACO I Inc., 5.28%, 06/25/36 (g)	2,770	2,770
SLM Student Loan Trust, 5.36%, 10/25/17 (g)	4,400	4,400
Truman Capital Mortgage Loan Trust,
5.61%, 03/25/36 (e) (f) (g)	3,575	3,575
Washington Mutual Mortgage Backed Securities Trust
5.07%,12/25/35	4,189	4,147
5.44%, 10/25/36 (g)	3,733	3,737
Wells Fargo Mortgage Backed Securities Trust,
4.55%, 02/25/35 (g)	4,222	4,140
Other Securities		40,295
Total Non-U.S. Government Agency Asset-
Backed Securities (cost $125,491)		125,932

CORPORATE BONDS AND NOTES - 24.2%
CONSUMER DISCRETIONARY - 3.9%
Other Securities		17,773

CONSUMER STAPLES - 0.4%
Other Securities		1,852

ENERGY - 4.3%
Other Securities		19,836

FINANCIALS - 9.0%
General Motors Acceptance Corp., 6.13%, 08/28/07	3,120	3,121
Other Securities		38,443
		41,564
HEALTH CARE - 0.9%
Other Securities		3,984

INDUSTRIALS - 0.8%
Other Securities		3,861

INFORMATION TECHNOLOGY - 0.3%
Other Securities		1,235

MATERIALS - 0.8%
Other Securities		3,891

TELECOMMUNICATION SERVICES - 2.1%
Other Securities		9,638

UTILITIES - 1.7%
Other Securities		7,814
Total Corporate Bonds and Notes (cost $111,588)		111,448

GOVERNMENT AND AGENCY OBLIGATIONS - 57.1%
GOVERNMENT SECURITIES - 12.5%
Municipals - 0.3%
Other Securities		1,387
Sovereign - 2.0%
Other Securities		8,886
U.S. Treasury Inflation Index Securities - 1.7%
U.S. Treasury Inflation Index Note, 2.00%, 01/15/16 (l)	3,940	3,868
Other Securities (0.88% - 2.00%, 04/15/10 - 01/15/26)		3,854
		7,722
U.S. Treasury Securities - 8.5%
U.S. Treasury Bond
8.00%, 11/15/21 (l)	3,200	4,242
6.00%, 02/15/26 (l)	5,440	6,170
U.S. Treasury Note
4.38%, 12/31/07 (l)	8,200	8,150
3.63%, 01/15/10 (l)	3,350	3,247
3.50%, 02/15/10 (l)	4,395	4,240
4.50%, 02/28/11 (l)	5,590	5,549
U.S. Treasury Strip Principal, 7.04%, 11/15/20 (k) (l)	10,080	4,192
Other Securities (4.63% - 6.13%, 10/31/11 - 02/15/36)		3,636
		39,426
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES - 44.6%
Federal Home Loan Bank - 1.0%
Other Securities (4.75% - 5.50%, 09/19/08 - 07/15/36)		4,409
Federal Home Loan Mortgage Corp. - 0.6%
Other Securities (5.55% - 1156.50%, 12/11/08 - 01/16/31)		2,624
Federal National Mortgage Association - 27.3%
Federal National Mortgage Association
4.25%,09/15/07	4,200	4,171
5.00%, 01/21/18, TBA (c)	19,100	19,094
5.00%, 01/01/20, TBA (c)	8,400	8,256
5.00%,02/01/36	6,000	5,794
5.00%,05/01/36	15,722	15,176
5.00%,12/01/36	18,753	18,103
4.50%, 01/01/37, TBA (c)	7,000	6,558
5.50%, 01/01/37, TBA (c)	23,400	23,122
6.50%, 01/01/37, TBA (c)	15,760	16,056
Other Securities (5.00% - 10.40%, 06/25/07 - 12/01/36)		10,150
		126,480
Government National Mortgage Association - 15.7%
General National Mortgage Association
6.00%, 01/24/32, TBA (c)	61,900	62,751
5.00%, 01/01/34, TBA (c)	2,060	2,003
5.50%, 01/01/34, TBA (c)	7,600	7,562
		72,316
Total Government and Agency Obligations (cost $263,363)		263,250

SHORT TERM INVESTMENTS - 37.9%
Repurchase Agreement - 23.4%
Repurchase Agreement with Merrill Lynch & Co. Inc.,
5.21% (Collateralized by $103,000 Federal National
Mortgage Association, 6.38%, due 06/15/09, market
value $108,408 and $1,520 Federal Home Loan Bank,
5.25%, due 02/13/08, market value $1,552) acquired
on 12/29/06, due 01/03/06 at $107,878	107,800	107,800
Securities Lending Collateral - 14.5%
Mellon GSL Delaware Business Trust Collateral Fund	66,706	66,706
Total Short Term Investments (cost $174,506)		174,506

Total Investments - 146.5% (cost $675,421)		675,353
Other Assets and Liabilities, Net - (46.5%)		-214,204
Total Net Assets - 100%		$461,149

JNL/Western U.S. Government & Quality Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 10.2%
ACE Securities Corp., 5.23%, 02/25/31 (g)	$1,721	$1,721
Banc of America Commercial Mortgage Inc.,
6.41%, 03/11/32 (e) (g)	2,246	2,390
Commercial Mortgage Pass Through Certificates,
5.45%, 07/16/34 (e)	4,984	5,009
Compucredit Acquired Portfolio Voltage Master Trust,
5.52%, 09/15/18 (e) (f) (g)	1,339	1,343
Countrywide Home Equity Loan Trust
5.64%, 02/15/34 (g)	1,512	1,516
5.61%, 05/15/34 (e) (g)	1,745	1,745
Green Tree Financial Corp., 7.07%, 01/15/29	477	491
LB-UBS Commercial Mortgage Trust, 5.35%, 11/15/38 (g)	2,520	2,520
MASTR Adjustable Rate Mortgages Trust,
4.30%, 02/25/34 (g)	1,706	1,684
SACO I Inc., 5.28%, 06/25/36 (g)	1,572	1,572
Structured Asset Securities Corp., 5.56%, 08/25/36 (g)	2,316	2,321
Waverly Community School, 5.21%, 06/25/36 (g)	1,637	1,637
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $24,066)		23,949

GOVERNMENT AND AGENCY OBLIGATIONS - 114.8%
GOVERNMENT SECURITIES - 26.4%
U.S. Treasury Inflation Index Securities - 4.5%
U.S. Treasury Inflation Index Note
2.38%, 04/15/11 (l)	3,160	3,200
2.50%, 07/15/16 (l)	2,280	2,296
2.00%, 01/15/26 (l)	5,180	4,953
		10,449
U.S. Treasury Securities - 21.9%
U.S. Treasury Note
3.38%, 10/15/09 (l)	13,000	12,542
4.00%, 04/15/10 (l)	5,600	5,480
4.00%, 02/15/14 (l)	9,920	9,496
4.25%, 08/15/15 (l)	2,000	1,935
4.50%, 11/15/15 (l)	2,500	2,462
U.S. Treasury Bond
5.38%,02/15/31	1,300	1,393
4.50%, 02/15/36 (l)	19,200	18,258
		51,566
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 88.4%
Federal Farm Credit Bank - 10.5%
Federal Farm Credit Bank, 5.18%, 01/23/07 (k)	25,000	24,921
Federal Home Loan Bank - 14.0%
Federal Home Loan Bank
5.20%, 01/24/07 (g) (k)	25,000	24,917
5.80%, 09/02/08 (l)	3,500	3,533
5.25%,12/11/20	4,500	4,506
		32,956
Federal Home Loan Mortgage Corp. - 5.5%
Federal Home Loan Mortgage Corp.
7.00%,07/01/11	3	3
6.50%,08/01/13	22	22
8.25%,04/01/17	1	1
4.50%, 01/01/20, TBA (c)	1,000	964
8.00%,07/01/20	47	49
5.50%,01/15/23	2,235	58
6.00%,11/01/28	518	524
7.00%,04/01/29	107	111
7.00%,10/01/31	5	5
7.00%,11/01/31	4	4
7.00%,02/01/32	127	131
7.00%,03/01/32	123	126
7.00%,04/01/32	94	96
4.50%,04/15/32	183	166
7.00%,06/01/32	20	20
7.00%,08/01/32	9	10
5.00%,08/01/33	1,737	1,679
5.00%, 01/01/34, TBA (c)	9,200	8,875
		12,844
Federal National Mortgage Association - 51.0%
Federal National Mortgage Association
5.21%, 06/27/07 (g) (k)	60	59
4.88%,01/11/08	2,500	2,492
4.74%, 02/17/09 (g)	2,000	1,950
12.50%,09/20/15	1	1
12.00%,01/01/16	58	64
12.00%,01/15/16	1	1
12.50%,01/15/16	32	36
6.00%, 01/17/17, TBA (c)	300	304
5.00%, 01/21/18, TBA (c)	13,800	13,796
5.00%,02/01/19	945	930
11.50%,09/01/19	-	-
5.00%, 01/01/20, TBA (c)	4,900	4,816
10.50%,08/01/20	8	9
6.50%,03/01/26	6	7
7.00%,05/01/26	9	9
7.00%,11/01/28	18	18
7.00%,12/01/28	6	6
7.00%,12/01/28	4	4
7.00%,03/01/29	48	51
8.00%,07/01/29	1	1
8.00%,11/01/29	19	20
8.00%,12/01/29	31	33
7.00%,01/01/30	34	35
8.00%,01/01/30	41	44
8.00%,02/01/30	8	8
8.00%,05/01/30	3	3
6.53%,05/25/30	556	558
8.00%,09/01/30	-	-
8.00%,10/01/30	41	43
8.00%,01/01/31	101	106
6.00%,02/01/31	356	360
7.50%,02/01/31	53	55
8.00%,02/01/31	45	48
8.00%,03/01/31	20	21
8.00%,04/01/31	3	3
6.00%,01/01/33	1,575	1,590
5.00%, 01/01/34, TBA (c)	13,250	12,790
6.00%,06/01/35	177	179
5.00%,09/01/35	394	380
6.00%,10/01/35	1,603	1,615
6.00%,11/01/35	836	842
6.00%,11/01/35	893	900
5.00%,12/01/35	635	613
6.00%,02/01/36	596	600
6.50%,02/01/36	3245	3306
5.00%,03/01/36	15,728	15,182
6.00%,03/01/36	1,468	1479
6.50%,03/01/36	3,471	3,536
5.50%,04/01/36	3,049	3,013
6.00%,04/01/36	1,570	1,580
5.50%,05/01/36	5,379	5,316
6.00%,05/01/36	193	194
5.50%,06/01/36	4,256	4,207
6.00%,06/01/36	3,027	3,046
5.50%,07/01/36	2,328	2,301
6.00%,07/01/36	1,375	1,384
5.50%,08/01/36	775	765
6.00%,08/01/36	1,646	1,658
6.00%,09/01/36	729	733
5.00%,12/01/36	1,750	1,690
6.00%,12/01/36	500	503
5.50%, 01/01/37, TBA (c)	8,400	8,300
6.00%, 01/16/37, TBA (c)	6,600	6,643
4.68%,06/25/43	10,000	9,616
		119,852
Government National Mortgage Association - 7.4%
Government National Mortgage Association
13.50%,07/15/10	31	34
6.00%, 01/24/32,TBA (c)	14,400	14,598
5.00%, 01/01/34,TBA (c)	1,150	1,118
5.50%, 01/01/34,TBA (c)	1,700	1,692
		17,442

Total Government and Agency Obligations (cost $270,662)		270,030

SHORT TERM INVESTMENTS - 32.7%
Repurchase Agreement - 0.6%
Repurchase Agreement with Merrill Lynch & Co. Inc.,
5.21% (Collateralized by $1,410 Federal Home Loan
Mortgage Corp., 5.13%, due 10/15/08, market value
$1,428) acquired on 12/29/06, due 01/03/06 at $1,401	1,400	1,400
Securities Lending Collateral - 26.3%
Mellon GSL Delaware Business Trust Collateral Fund	61,870	61,870
U.S. Treasury Securities - 5.8%
U.S. Treasury Bill, 4.87%, 04/19/07 (m)	13,950	13,750
Total Short Term Investments (cost $77,011)		77,020

Total Investments - 157.7% (cost $371,739)		370,999
Other Assets and Liabilities, Net - (57.7%)		-135,771
Total Net Assets - 100%		$235,228

See Notes to the Schedules of Investments.

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2006

(a)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2006.
(b)	Non-income producing security.
(c)	Investment purchased on a when-issued basis. As of December 31, 2006, the total cost of investments purchased on a when-issued basis,
in thousands, for the JNL/Mellon Capital Management Bond Index Fund, JNL/PIMCO Total Return Bond Fund, JNL/Western Strategic Bond Fund,
and JNL/Western U.S. Government & Quality Bond Fund are: $2,185; $67,992; $149,778; and $74,543, respectively.
(d)	Investment in affiliate.
(e)	Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933, as amended, for resale of this security to an institutional investor. The Fund has deemed this security to be liquid based on procedures approved by the Board of Trustees. As of
December 31, 2006 the market value, in thousands, of 144A securities, in JNL/FMR Balanced Fund, JNL/Franklin Templeton Income Fund,
JNL/Goldman Sachs Short Duration Bond Fund, JNL/JPMorgan International Equity Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital
Management Bond Index Fund, JNL/PIMCO Total Return Bond Fund, JNL/Select Balanced Fund, JNL/Select Money Market Fund,
JNL/T.Rowe Price Value Fund, JNL/Western High Yield Bond Fund, JNL/Western Strategic Bond Fund, and JNL/Western U.S. Government &
Quality Bond Fund are: $211; $6,499; $13,538; $2,188; $1,415; $251; $51,025; $4,347; $5,747; $2,974; $57,844; $23,124; and $10,488, respectively.
(f)	Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. As of December 31, 2006 the percentage of net assets invested in fair valued securites are as follows: JNL/Goldman Sachs Short Duration Bond Fund - 1.90%;
JNL/Lazard Emerging Markets Fund - 0.36%; JNL/Oppenheimer Global Growth Fund - 0.96%: JNL/PIMCO Total Return Bond Fund - 3.51%;
JNL/Western High Yield Bond Fund - 0.49%; JNL/Western Strategic Bond Fund - 3.33%; and JNL/Western U.S. Government & Quality Bond Fund - 0.57%.
(g)	Variable rate security. Rate stated is in effect as of December 31, 2006.
(h)	Illiquid security.
(i)	Issuer is in Chapter 11 bankruptcy and is in default relating to principal and/or interest.
(j)	Convertible security.
(k)	Zero coupon security. Rate stated is the effective yield as of December 31, 2006.
(l)	All or portion of the security has been loaned.
(m)	All or portion of the security pledged as collateral.
(n)	For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2006.
*	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to
www.jnl.com, www.sec.gov, or call the Service Center at 800-766-4683.

Abbreviations:
ADR - American Depository Receipt	INR - Indian Rupee
AUD - Australian Dollar	JPY - Japanese Yen
BRL - Brazilian Real	KRW - Korean Won
CAD - Canadian Dollar	MXN - Mexican Peso
CHF - Swiss Franc	NOK - Norwegian Krone
CLP - Chilean Peso	RUB - Russian Ruble
CNY - Chinese Yuan	SEK - Swedish Krona
DKK - Danish Krone	SGD - Singapore Dollar
EUR - European Currency Unit (Euro)	TBA - To Be Announced
GBP - British Pound	THB - Thai Baht
GDR - Global Depository Receipt	TWD - New Taiwan Dollar
HKD - Hong Kong Dollar	USD - United States Dollar
ILS - Israeli Shekel	ZAR - South African Rand

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2006

Schedule of Options Written:
	Expiration Date	Exercise Price	Contracts	Value (000’s)
JNL/PIMCO Total Return Bond Fund
Call Swaption, 3 month LIBOR versus 4.75% fixed	07/02/07	N/A	80	$ (33)
Call Swaption, 3 month LIBOR versus 4.95% fixed	07/02/07	N/A	78	(56)
Call Swaption, 3 month LIBOR versus 5.01% fixed	10/25/07	N/A	110	(122)
Call Swaption, 3 month LIBOR versus 5.04% fixed	03/08/07	N/A	40	(19)
Call Swaption, 3 month LIBOR versus 5.04% fixed	03/08/07	N/A	90	(44)
Call Swaption, 3 month LIBOR versus 5.22% fixed	04/19/07	N/A	40	(44)
Call Swaption, 3 month LIBOR versus 5.24% fixed	02/01/07	N/A	69	(57)
Call Swaption, 3 month LIBOR versus 5.30% fixed	05/23/07	N/A	130	(187)
Call Swaption, 3 month LIBOR versus 5.32% fixed	05/09/07	N/A	154	(221)
Call Swaption, 3 month LIBOR versus 5.33% fixed	06/07/07	N/A	30	(47)
Call Swaption, 3 month LIBOR versus 5.34% fixed	06/07/07	N/A	130	(208)
Call Swaption, 3 month LIBOR versus 5.37% fixed	07/02/07	N/A	370	(651)
Call Swaption, 3 month LIBOR versus 5.50% fixed	07/05/07	N/A	215	(579)
Call Swaption, 3 month LIBOR versus 5.60% fixed	06/30/07	N/A	130	(328)
Call Swaption, 6 month EURIBOR versus 4.10% fixed	07/02/07	N/A	80	(63)
Call Swaption, 6 month EURIBOR versus 4.10% fixed	07/02/07	N/A	50	(39)
Call Swaption, 6 month EURIBOR versus 4.23% fixed	07/02/07	N/A	60	(72)
Call Swaption, British Pound Sterling versus 4.85% fixed	06/15/07	N/A	5	(2)
Call Swaption, British Pound Sterling versus 4.85% fixed	06/15/07	N/A	8	(4)
Call Swaption, Euro versus 4.10% fixed	07/02/07	N/A	20	(16)
Eurodollar Future Put Option	03/19/07	95.25	23	(33)
Euro-Bund Future Call Option	02/21/07	119.00	27	-
Euro-Bund Future Call Option	02/21/07	120.00	75	-
Euro-Bund Future Put Option	02/21/07	114.50	10	-
Euro-Bund Future Put Option	02/21/07	115.00	10	-
Euro-Bund Future Put Option	02/21/07	116.00	102	(3)
U.S. 20-Year Treasury Bond Future Call Option	02/23/07	116.00	224	(18)
U.S. 20-Year Treasury Bond Future Put Option	02/23/07	110.00	224	(116)
				$ (2,962)

JNL/Western Strategic Bond Fund
U.S. 10-Year Treasury Note Future Call Option	02/23/07	110.00	114	$ (9)
U.S. 10-Year Treasury Note Future Call Option	02/23/07	111.00	4	-
U.S. 10-Year Treasury Note Future Put Option	02/23/07	106.00	116	(23)
U.S. 10-Year Treasury Note Future Put Option	02/23/07	107.00	117	(57)
				$ (89)

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2006

Summary of Written Options (in thousands except contracts):
	Number of Contracts	Premiums

JNL/PIMCO Total Return Bond Fund
Options outstanding at December 31, 2005	1,619	$ 1,120
Options written during the period	7,257	2,802
Options closed during the period	(1,094)	(800)
Options exercised during the period	-	-
Options expired during the period	(5,198)	(912)
Options outstanding at December 31, 2006	2,584	$ 2,210

JNL/Western Strategic Bond Fund
Options outstanding at December 31, 2005	-
Options written during the period	1,720	$ 469
Options closed during the period	(1,369)	(367)
Options exercised during the period	-	-
Options expired during the period	-	-
Options outstanding at December 31, 2006	351	$ 102

JNL/T. Rowe Price Value Fund
Options outstanding at December 31, 2005	-	$ -
Options written during the period	150	13
Options closed during the period	(150)	(13)
Options exercised during the period	-	-
Options expired during the period	-	-
Options outstanding at December 31, 2006	-	$ -

JNL/Western U.S. Government & Quality Bond Fund
Options outstanding at December 31, 2005	-	$ -
Options written during the period	30,578	10,300
Options closed during the period	(30,578)	(10,300)
Options exercised during the period	-	-
Options expired during the period	-	-
Options outstanding at December 31, 2006	-	$ -

JNL Series Trust
Notes to the Schedules of Investments (in thousands)
December 31, 2006

Summary of Interest Rate and Total Return Swap Agreements :
			Unrealized
	Notional Amount		Appreciation/(Depreciation)
JNL/PIMCO Total Return Bond Fund
Barclay's Capital
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 06/20/2009	20,100	USD	$ (71)
Receive fixed rate equal to 2.10% and pay floating rate
based on French CPI Excluding Tobacco, 10/15/2010	2,700	EUR	49
Receive fixed rate equal to 5.00% and pay floating rate
based on 6 month LIBOR, 06/16/2011	-	GBP	(2)
Receive fixed rate equal to 5.00% and pay floating rate
based on 6 month LIBOR, 06/15/2007	7,000	GBP	(96)
Receive floating rate based on 6 month LIBOR and
pay fixed rate equal to 4.00%, 12/15/2036	800	GBP	34
Receive floating rate based on 3 month LIBOR and
pay fixed rate equal to 5.00%, 06/20/2012	2,000	USD	21
Citibank
Receive fixed rate equal to 8.17% and pay floating rate
based on 28 day TIIE, 11/04/2016	2,800	MXN	6
Deutsche Bank
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 06/20/2037	400	USD	(10)
Receive fixed rate equal to 6.00% and pay floating rate
based on 6 month BBSW, 06/20/2009	2,200	AUD	(6)
Receive fixed rate equal to 2.50% and pay floating rate
based on 6 month LIBOR, 12/20/2026	310,000	JPY	(11)
Receive floating rate based on 6 month LIBOR and
pay fixed rate equal to 2.00%, 12/20/2016	550,000	JPY	(7)
Goldman Sachs Capital Markets, L.P.
Receive fixed rate equal to 2.00% and pay floating rate
based on 6 month LIBOR, 12/20/2016	376,000	JPY	18
HSBC Holdings
Receive fixed rate equal to 4.50% and pay floating rate
based on 6 month LIBOR, 12/20/2007	10,300	GBP	(190)
Receive floating rate based on 6 month LIBOR and
pay fixed rate equal to 4.00%, 12/15/2036	900	GBP	36
Lehman Special Financing, Inc.
Receive fixed rate equal to 4.50% and pay floating rate
based on 6 month LIBOR, 09/20/2009	3,800	GBP	(131)
Receive fixed rate equal to 4.00% and pay floating rate
based on 6 month LIBOR, 12/15/2011	-	EUR	-
Merrill Lynch Capital Services, Inc.
Receive fixed rate equal to 4.50% and pay floating rate
based on 3 month CDOR, 06/15/2027	500	CAD	(9)
Receive floating rate based on 6 month LIBOR and
pay fixed rate equal to 4.00%, 12/15/2035	100	GBP	-
Receive fixed rate equal to 12.95% and pay floating rate
based on CDI, 01/04/2010	1,400	BRL	6
Morgan Stanley Capital Services, Inc.
Receive fixed rate equal to 12.78% and pay floating rate
based on CDI, 1/04/2010	3,300	BRL	9
Receive fixed rate equal to 6.00% and pay floating rate
based on 6 month EURIBOR, 06/18/2034	3,300	EUR	153
Receive fixed rate equal to 2.00% and pay floating rate
based on 6 month LIBOR, 12/20/2016	100,000	JPY	(1)
Royal Bank of Canada

Receive fixed rate equal to 4.50% and pay floating rate
based on 3 month CDOR, 06/15/2027	800	CAD	(10)
Royal Bank of Scotland
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 06/20/2037	15,300	USD	(387)
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 06/20/2009	25,700	USD	(197)
Receive floating rate based on 6 month LIBOR and
pay fixed rate equal to 4.00%, 12/15/2036	1,700	GBP	72
Receive fixed rate equal to 2.00% and pay floating rate
based on 6 month LIBOR, 12/20/2016	300,000	JPY	15

JNL Series Trust
Notes to the Schedules of Investments (in thousands)
December 31, 2006

Summary of Interest Rate and Total Return Swap Agreements (continued):
			Unrealized
	Notional Amount		Appreciation/(Depreciation)
UBS AG
Receive fixed rate equal to 1.00% and pay floating rate
based on 1 month LIBOR, 03/19/2008	5,200,000	JPY	$ -
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 06/20/2009	14,800	USD	(52)
			$ (761)
JNL/Goldman Sachs Short Duration Bond Fund
Bank of America, N.A.
Receive the resulting amount if positive or pay the resulting amount if negative of the change in the Banc of America Securities CMBS AAA
10yr Index plus .05% divided by 10,000	15,000	USD	$ 25
Deutsche Bank
Receive floating rate based on 3 month LIBOR and
pay fixed rate equal to 5.00%, 06/20/2012	48,800	USD	466
			$ 491

Summary of Credit Default Swaps :
			Unrealized
	Notional Amount		Appreciation/(Depreciation)
JNL/PIMCO Total Return Bond Fund
Credit default agreement whereby the Fund will pay the notional amount of the swap upon a default event involving Softbank
Corp. issues. In exchange for payment, Deutsche Bank
agrees to pay 2.30% times the notional amount, 9/20/2007.	(55,000)	JPY	$ (3)
Credit default agreement whereby the Fund will pay the notional amount of the swap upon a default event involving Anadarko
Petroleum Corp. issues. In exchange for payment, Goldman Sachs
International agrees to pay 0.15% times the notional amount, 3/20/2008.	(600)	USD	-
Credit default agreement whereby the Fund will pay the notional amount of the swap upon a default event involving United Mexican
States issues. In exchange for payment, JPMorgan Chase Bank, N.A.
agrees to pay 0.92% times the notional amount, 3/20/2016.	(500)	USD	(9)
Credit default agreement whereby the Fund will pay the notional amount of the swap upon a default event involving American
International Group Inc. issues. In exchange for payment, JPMorgan
Chase Bank, N.A. agrees to pay 0.05% times the notional
amount, 12/20/2007.	(4,000)	USD	(1)
Credit default agreement whereby the Fund will pay the notional amount of the swap upon a default event involving Republic of
Indonesia issues. In exchange for payment, Lehman Brothers
Special Financing Inc. agrees to pay 0.40% times the notional
amount, 12/20/2008.	(500)	USD	-
Credit default agreement whereby the Fund will pay the notional amount of the swap upon a default event involving Federative Republic of Brazil issues. In exchange for payment, Merrill Lynch International
agrees to pay 1.95% times the notional amount, 4/20/2016.	(100)	USD	(3)

Credit default agreement whereby the Fund will pay the notional amount of the swap upon a default event involving Russian Federation issues. In exchange for payment, Morgan Stanley Capital Services
Inc. agrees to pay 0.46% times the notional amount, 6/20/2007.	(300)	USD	-
Credit default agreement whereby the Fund will pay the notional amount of the swap upon a default event involving Republic of
Indonesia issues. In exchange for payment, Royal Bank of Scotland Plc
agrees to pay 0.39% times the notional amount, 12/20/2008.	(2,000)	USD	1
Credit default agreement whereby the Fund will pay the notional amount of the swap upon a default event involving Republic of
Indonesia issues. In exchange for payment, Royal Bank of Scotland Plc
agrees to pay 0.40% times the notional amount, 12/20/2008.	(3,000)	USD	-
			$ (15)

Summary of Securities Sold Short :
JNL/PIMCO Total Return Bond Fund	Par Amount		Value
Federal National Mortgage Association, 5.50%, TBA
proceeds of $(2,893)	$ (2,900)		$ (2,865)

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2006

Schedule of Futures Contracts (in thousands except contracts):
	Contracts			Unrealized
	Long/			Appreciation/
	(Short)			(Depreciation)

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
S&P 500 E-Mini Future
Expiration March 2007	34			$ (2)

JNL/JPMorgan International Value Fund
Dow Jones Euro Stoxx Future
Expiration March 2007	52			$ 80
FTSE 100 Index Future
Expiration March 2007	20			25
Topix Index Future
Expiration March 2007	17			117
				$ 222

JNL/Mellon Capital Management International Index Fund
Dow Jones Euro Stoxx Future
Expiration March 2007	89			$ 49
FTSE 100 Index Future
Expiration March 2007	34			10
Topix Index Future
Expiration March 2007	28			110
				$ 169

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
S&P MidCap 400 E-Mini Future
Expiration March 2007	67			$ (99)

JNL/Mellon Capital Management S&P 500 Index Fund
S&P 500 E-Mini Future
Expiration March 2007	238			$ (21)

JNL/Mellon Capital Management Small Cap Index Fund
Russell 2000 Mini Index Future
Expration March 2007	127			$ (83)

		Notional
		Amount
JNL/Select Balanced Fund
U.S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2007		(2,700)	USD	$ 63

JNL/Western Strategic Bond Fund
British Pound Sterling Future Option
Expiration September 2007		107,000	GBP	$ (20)
Euro Bund Future, 10-Year, 6.00%
Expiration March 2007		17,000	EUR	(193)
U.S. Treasury Bond Future, 20-Year, 6.00%

Expiration March 2007	(4,500)	USD	79
U.S. Treasury Note, 2-Year, 6.00%
Expiration March 2007	37,000	USD	(100)
U.S. Treasury Note, 5-Year, 6.00%
Expiration March 2007	49,000	USD	(221)
U.S. Treasury Note Future, 10-Year, 6.00%
Expiration March 2007	(37,500)	USD	278
			$ (177)

JNL/Western U.S. Government & Quality Bond Fund
U. S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2007	2,000	USD	$ (38)
U. S. Treasury Note Future, 5-Year, 6.00%
Expiration March 2007	(2,400)	USD	13
U. S. Treasury Note Future, 2-Year, 6.00%
Expiration March 2007	25,800	USD	(69)
U. S. Treasury Note Future, 10-Year,
Expiration March 2007	23,000	USD	(138)
			$ (232)

			Unrealized
	Notional		Appreciation/
	Amount		(Depreciation)

JNL/Goldman Sachs Short Duration Bond Fund
Eurodollar Future
Expiration March 2007	32,000	USD	$ -
Eurodollar Future
Expiration June 2007	86,000	USD	(27)
Eurodollar Future
Expiration September 2007	69,000	USD	(19)
Eurodollar Future
Expiration December 2007	69,000	USD	(9)
Eurodollar Future
Expiration March 2008	72,000	USD	(3)
Eurodollar Future
Expiration June 2008	48,000	USD	(1)
Eurodollar Future
Expiration September 2008	12,000	USD	(7)
U.S. Treasury Note, 5-Year, 6.00%
Expiration March 2007	9,900	USD	(126)
U.S. Treasury Note, 10-Year, 6.00%
Expiration March 2007	(700)	USD	8
U.S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2007	(5,500)	USD	131
			$ (53)

JNL/PIMCO Total Return Bond Fund
British Pound Sterling Future
Expiration June 2007	13,000	GBP	$ (15)
British Pound Sterling Future
Expiration September 2007	28,500	GBP	(28)
British Pound Sterling Future
Expiration December 2007	41,000	GBP	(42)
British Pound Sterling Future
Expiration March 2008	9,000	GBP	(12)
British Pound Sterling Future
Expiration June 2008	7,000	GBP	(10)
British Pound Sterling Future
Expiration September 2008	10,000	GBP	(15)
Eurodollar Future
Expiration March 2007	194,000	USD	(15)
Eurodollar Future
Expiration June 2007	751,000	USD	(468)
Eurodollar Future
Expiration September 2007	1,989,000	USD	(884)
Eurodollar Future
Expiration December 2007	1,960,000	USD	(375)
Eurodollar Future
Expiration March 2008	322,000	USD	(173)
Euro Euribor Future
Expiration June 2007	90,000	EUR	(54)
Euro Euribor Future
Expiration September 2007	169,000	EUR	(158)
Euro Euribor Future
Expiration December 2007	95,000	EUR	(97)
Euro Euribor Future
Expiration March 2008	32,000	EUR	(23)
Euro Euribor Future
Expiration June 2008	16,000	EUR	(11)
Euroyen Future Option
Expiration September 2007	2,500,000	YEN	(1)
Euroyen Future Option
Expiration December 2007	1,900,000	YEN	(1)

U.S. Treasury Bond Future, 20-Year, 6.00%
Expiration March 2007	(10,900)	USD	228
U.S. Treasury Note, 10-Year, 6.00%
Expiration March 2007	52,600	USD	(524)
			$ (2,678)

JNL Series Trust
Notes to the Schedules of Investments (in thousands)
December 31, 2006

Summary of Open Forward Foreign Currency Contracts:

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)

JNL/AIM Real Estate Fund
JPY/USD	1/5/2007	24,172 JPY	$ 203	$ -
HKD/USD	1/2/2007	2,646 HKD	340	-
SGD/USD	1/4/2007	87 SGD	57	-
USD/GBP	1/3/2007	(94) GBP	(185)	-
			$ 415	$ -

JNL/AIM Large Cap Growth
GBP/USD	1/3/2007	26 GBP	$ 51	$ -
			$ 51	$ -

JNL/FMR Balanced Fund
CHF/USD	1/3/2007	- CHF	$ -	$ -
CHF/USD	1/5/2007	5 CHF	4	-
GBP/USD	1/3/2007	2 GBP	4	-
EUR/USD	1/2/2007	5 EUR	6	-
GBP/USD	1/2/2007	3 GBP	6	-
NOK/USD	1/3/2007	28 NOK	5	-
USD/CAD	1/2/2007	(10) CAD	(9)	-
USD/CAD	1/3/2007	(10) CAD	(9)	-
USD/CAD	1/4/2007	(5) CAD	(5)	-
USD/GBP	1/2/2007	(1) GBP	(2)	-
USD/GBP	1/3/2007	(2) GBP	(4)	-
USD/HKD	1/3/2007	(15) HKD	(2)	-
USD/SEK	1/2/2007	(44) SEK	(6)	-
USD/SEK	1/3/2007	(65) SEK	(10)	-
USD/SEK	1/4/2007	(22) SEK	(3)	-
			$ (25)	$ -

JNL/JPMorgan International Value Fund
AUD/USD	1/3/2007	556 AUD	439	$ -
AUD/USD	1/2/2007	669 AUD	528	-
AUD/USD	2/21/2007	20,474 AUD	16,134	478
CHF/USD	2/21/2007	2,067 CHF	1,704	(10)
CHF/USD	2/21/2007	27,271 CHF	22,489	436
EUR/USD	2/21/2007	9,425 EUR	12,469	53
EUR/USD	2/21/2007	1,909 EUR	2,526	(2)
GBP/SEK	2/21/2007	1,564 GBP	3,063	10
GBP/USD	2/21/2007	2,468 GBP	4,833	(6)
GBP/USD	2/21/2007	736 GBP	1,441	51
HKD/USD	2/21/2007	21,702 HKD	2,796	(6)
JPY/USD	2/21/2007	1,383,804 JPY	11,705	(163)
NOK/USD	2/21/2007	12,125 NOK	1,950	(10)
SEK/USD	2/21/2007	73,848 SEK	10,829	328
USD/AUD	2/21/2007	(3,096) AUD	(2,440)	(7)
USD/EUR	2/21/2007	(31,129) EUR	(41,183)	(1,131)
USD/EUR	2/21/2007	(6,318) EUR	(8,359)	42
USD/GBP	2/21/2007	(2,348) GBP	(4,598)	30

USD/HKD	2/21/2007	(50,928) HKD	(6,561)	2
USD/JPY	2/21/2007	(318,423) JPY	(2,694)	90
USD/NOK	2/21/2007	(31,354) NOK	(5,042)	(132)
			$ 22,029	$ 53

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)

JNL/Lazard Emerging Markets Fund
SEK/USD	1/3/2007	166 SEK	$ 24	$ -
USD/BRL	1/3/2007	(104) BRL	(49)	(1)
USD/BRL	1/2/2007	(138) BRL	(65)	-
USD/ZAR	1/2/2007	(833) ZAR	(119)	(1)
USD/ZAR	1/3/2007	(28) ZAR	(4)	-
USD/ZAR	1/4/2007	(70) ZAR	(10)	-
USD/ZAR	1/5/2007	(352) ZAR	(50)	-
			$ (273)	$ (2)
JNL/PIMCO Total Return Bond Fund
BRL/USD	1/3/2007	1,349 BRL	$ 631	$ 3
BRL/USD	1/18/2007	431 BRL	201	5
BRL/USD	5/3/2007	4,937 BRL	2,270	23
BRL/USD	6/4/2007	3,070 BRL	1,404	26
CAD/USD	1/11/2007	2,049 CAD	1,758	(55)
CLP/USD	5/8/2007	111,000 CLP	209	(2)
CLP/USD	6/19/2007	36,980 CLP	69	(1)
CNY/USD	3/19/2007	3,257 CNY	422	1
CNY/USD	3/20/2007	1,544 CNY	200	-
CNY/USD	9/25/2007	768 CNY	101	1
CNY/USD	11/7/2007	67,125 CNY	8,833	(130)
CNY/USD	11/21/2007	3,755 CNY	494	(6)
EUR/USD	1/2/2007	4 EUR	5	-
EUR/USD	1/23/2007	4,000 EUR	5,285	(1)
EUR/USD	1/23/2007	12,400 EUR	16,384	138
GBP/USD	1/2/2007	86 GBP	169	-
INR/USD	2/26/2007	1,924 INR	43	2
INR/USD	3/20/2007	6,465 INR	145	5
JPY/USD	2/15/2007	1,556,556 JPY	13,157	(188)
KRW/USD	2/26/2007	349,572 KRW	377	11
KRW/USD	3/21/2007	52,945 KRW	57	2
KRW/USD	3/26/2007	162,600 KRW	175	-
KRW/USD	5/25/2007	887,318 KRW	958	11
MXN/USD	1/16/2007	1,125 MXN	104	3
MXN/USD	4/18/2007	9,254 MXN	853	4
PLN/USD	4/18/2007	307 PLN	106	4
RUB/USD	1/17/2007	2,783 RUB	106	1
RUB/USD	3/15/2007	3,058 RUB	116	1
RUB/USD	3/20/2007	18,683 RUB	710	8
RUB/USD	9/19/2007	1,536 RUB	58	-
RUB/USD	12/7/2007	30,643 RUB	1,167	(2)
RUB/USD	11/2/2007	8 RUB	300	-
RUB/USD	11/2/2007	8 RUB	300	-
SGD/USD	1/29/2007	629 SGD	411	5
SGD/USD	3/21/2007	172 SGD	113	3
TWD/USD	2/26/2007	7,092 TWD	219	(3)
TWD/USD	2/26/2007	3,289 TWD	102	2

USD/BRL	1/3/2007	(1,349) BRL	(631)	(6)
USD/CAD	1/11/2007	(3,468) CAD	(2,975)	57
USD/EUR	1/23/2007	(40,728) EUR	(53,814)	(450)
USD/GBP	1/11/2007	(186) GBP	(364)	2
USD/GBP	1/11/2007	(153) GBP	(300)	(2)
USD/JPY	1/25/2007	(1,514,064) JPY	(12,763)	128
USD/JPY	2/15/2007	(120,528) JPY	(1,019)	12
ZAR/USD	5/16/2007	111 ZAR	16	1
ZAR/USD	6/13/2007	164 ZAR	23	-
			$ (13,815)	$ (387)

JNL Series Trust
Notes to the Schedules of Investments (in thousands)
December 31, 2006

Summary of Open Forward Foreign Currency Contracts (continued):

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)

JNL/Mellon Capital Management International Index Fund
EUR/USD	3/15/2007	1,202 EUR	$ 1,592	$ 3
EUR/USD	3/15/2007	1,371 EUR	1,815	(9)
GBP/USD	3/15/2007	63 GBP	122	1
GBP/USD	3/15/2007	1,561 GBP	3,057	(12)
JPY/USD	3/15/2007	438,597 JPY	3,721	(86)
			$ 10,307	$ (103)

JNL/Select Global Growth Fund
EUR/USD	1/4/2007	30 EUR	$ 40	$ -
JPY/USD	1/5/2007	15,902 JPY	134	-
USD/EUR	1/3/2007	(157) EUR	(208)	(1)
USD/EUR	1/2/2007	(311) EUR	(411)	(2)
USD/GBP	1/2/2007	(178) GBP	(349)	-
USD/GBP	1/3/2007	(235) GBP	(459)	1
USD/GBP	1/4/2007	(185) GBP	(362)	-
USD/HKD	1/2/2007	(373) HKD	(48)	-
			$ (1,663)	$ (2)

JNL/T. Rowe Price Established Growth Fund
CHF/USD	1/3/2007	585 CHF	$ 480	$ -
			$ 480	$ -

JNL/Western U.S. Government & Quality Bond Fund
EUR/USD	2/7/2007	1,780 EUR	$ 2,354	$ 14
JPY/USD	2/7/2007	270,049 JPY	2,280	(48)
			$ 4,634	$ (34)

JNL/Western Strategic Bond Fund
EUR/USD	2/7/2007	3,460 EUR	$ 4,575	$ 125
JPY/USD	2/7/2007	503,940 JPY	4,255	(105)
			$ 8,830	$ 20

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2006

Summary of Investments by Sector (percentage of net assets):

	Consumer	Consumer			Health		Information		Mutual
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology	Materials	Funds

JNL/AIM Large Cap Growth Fund	14.4%	5.9%	2.7%	15.6%	14.7%	14.9%	21.3%	4.3%	-%
JNL/AIM Real Estate Fund	3.4	-	-	90.6	-	-	-	-	-
JNL/AIM Small Cap Growth Fund	14.8	2.3	8.4	7.9	20.2	13.0	26.9	1.8	-
JNL/Alger Growth Fund	14.4	6.8	6.4	9.3	9.8	10.7	26.6	5.2	-
JNL/Eagle Core Equity Fund	12.8	9.8	-	23.0	16.3	11.4	17.8	-	-
JNL/Eagle SmallCap Equity Fund	15.4	-	5.3	10.7	19.3	15.0	27.5	4.4	-
JNL/FMR Balanced Fund	6.0	4.0	7.0	13.9	6.5	7.5	9.3	4.0	-
JNL/FMR Mid-Cap Equity Fund	20.0	6.2	5.1	4.9	4.1	15.3	25.5	5.6	-
JNL/Franklin Templeton Income Fund	10.6	1.2	13.8	16.7	5.1	11.5	7.4	7.0	-
JNL/Franklin Templeton Small Cap Value Fund	22.3	1.5	9.1	11.3	3.9	24.4	3.8	13.3	-
JNL/Goldman Sachs Mid Cap Value Fund	10.3	4.7	10.1	28.7	5.4	8.1	7.5	5.1	-
JNL/Goldman Sachs Short Duration Bond Fund	0.5	-	-	21.2	0.7	0.3	0.9	-	-
JNL/JPMorgan International Equity Fund	10.9	7.3	8.9	30.7	9.0	10.3	7.7	8.8	-
JNL/JPMorgan International Value Fund	8.5	3.8	7.8	36.3	0.7	14.0	1.8	7.3	-
JNL/Lazard Emerging Markets Fund	11.7	6.0	7.9	18.9	1.0	7.3	10.2	12.1	-
JNL/Lazard Mid Cap Value Fund	17.1	5.7	7.3	21.4	7.5	10.2	14.5	7.9	-
JNL/Lazard Small Cap Value Fund	13.3	2.4	4.6	22.0	7.1	19.3	23.5	2.9	-
JNL/Mellon Capital Management Bond
Index Fund	1.9	1.2	1.0	10.0	0.8	1.3	0.5	0.7	-
JNL/Mellon Capital Management Enhanced
S&P 500 Index Fund	11.3	9.5	8.5	22.2	12.3	10.4	14.7	2.4	-
JNL/Mellon Capital Management International
Index Fund	11.7	7.7	7.0	29.1	6.8	10.8	5.4	8.1	-
JNL/Mellon Capital Management S&P 400
Mid Cap Index Fund	15.1	2.3	7.4	18.1	10.7	15.7	15.1	5.6	-
JNL/Mellon Capital Management S&P 500
Index Fund	10.3	9.0	9.6	21.6	11.6	10.5	14.7	2.9	-
JNL/Mellon Capital Management Small Cap
Index Fund	15.5	3.0	5.0	21.8	11.5	13.9	18.0	4.5	-
JNL/Oppenheimer Global Growth Fund	19.3	8.5	6.2	13.9	10.3	9.5	25.9	0.4	-
JNL/Oppenheimer Growth Fund	15.0	6.5	4.5	8.8	17.3	4.5	37.8	3.2	-
JNL/PIMCO Total Return Bond Fund	0.7	0.4	1.1	19.3	-	0.7	-	0.1	-
JNL/Putnam Equity Fund	19.3	1.3	6.9	37.5	12.0	6.7	14.8	0.4	-
JNL/Putnam Midcap Growth Fund	22.0	3.9	5.0	9.0	15.0	17.2	20.3	2.9	2.6
JNL/Putnam Value Equity Fund	10.2	4.1	6.2	33.1	6.8	11.8	8.1	4.5	2.0
JNL/S&P Managed Aggressive Growth Fund	-	-	-	-	-	-	-	-	100.1
JNL/S&P Managed Conservative Fund	-	-	-	-	-	-	-	-	100.1
JNL/S&P Managed Growth Fund	-	-	-	-	-	-	-	-	100.1
JNL/S&P Managed Moderate Fund	-	-	-	-	-	-	-	-	99.9
JNL/S&P Managed Moderate Growth Fund	-	-	-	-	-	-	-	-	100.1
JNL/S&P Retirement 2015 Fund	-	-	-	-	-	-	-	-	100.1
JNL/S&P Retirement 2020 Fund	-	-	-	-	-	-	-	-	100.1
JNL/S&P Retirement 2025 Fund	-	-	-	-	-	-	-	-	100.1
JNL/S&P Retirement Income Fund	-	-	-	-	-	-	-	-	100.1
JNL/Select Balanced Fund	5.9	7.0	10.7	14.2	6.6	7.8	5.6	4.6	-
JNL/Select Global Growth Fund	14.3	9.3	4.8	15.8	8.6	8.4	27.6	4.6	-

JNL/Select Large Cap Growth Fund	5.1	1.2	5.0	15.4	17.7	20.1	28.0	2.7	-
JNL/Select Money Market Fund	-	-	-	5.9	-	-	-	-	-
JNL/Select Value Fund	5.4	11.2	11.8	28.4	8.7	10.6	7.5	3.1	-
JNL/T. Rowe Price Established Growth Fund	12.8	5.8	6.0	20.0	17.5	9.4	21.1	1.3	-
JNL/T. Rowe Price Mid-Cap Growth Fund	16.4	1.2	8.8	6.3	17.0	15.8	26.1	0.8	-
JNL/T. Rowe Price Value Fund	20.1	8.1	8.7	21.0	9.6	11.5	9.5	4.9	-
JNL/Western High Yield Bond Fund	26.9	1.5	12.0	11.0	5.9	9.8	2.9	9.3	-
JNL/Western Strategic Bond Fund	3.9	0.4	4.3	9.0	0.9	0.8	0.3	0.8	-
JNL/Western U.S. Government &
Quality Bond Fund	-	-	-	-	-	-	-	-	-

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2006

			Non-U.S.		U.S.
			Government		Government
Telecommunication		Government	Mortgage-	Short-Term	Mortgage-	Purchased
Services	Utilities	Securities	Backed	Securities	Backed	Options	Total
			Sercurities		Securities

4.0%	-%	-%	-%	7.8%	-%	-%	105.6%
-	-	-	-	14.1	-	-	108.1
2.0	0.5	-	-	30.4	-	-	128.2
5.5	1.4	-	-	13.8	-	-	109.9
3.6	2.1	-	-	4.1	-	-	100.9
-	-	-	-	27.5	-	-	125.1
2.8	2.5	35.0	-	34.9	-	-	133.4
10.1	0.4	-	-	26.8	-	-	124.0
2.4	18.1	-	-	10.5	6.1	-	110.4
-	2.5	-	-	31.2	-	-	123.3
0.9	13.7	-	-	16.2	-	-	110.7
1.3	0.5	9.8	23.2	15.3	39.3	-	113.0
2.1	1.0	-	-	20.7	-	-	117.4
8.5	6.6	-	-	17.0	-	-	112.3
14.3	0.9	-	-	17.2	-	-	107.5
4.0	-	-	-	22.2	-	-	117.8
0.6	0.1	-	-	35.9	-	-	131.7

2.0	1.8	26.6	5.9	36.3	45.1	-	135.1

3.4	2.2	-	-	6.7	-	-	103.6

5.3	5.5	-	-	17.2	-	-	114.6

0.6	8.0	-	-	24.3	-	-	122.9

3.4	3.4	-	-	7.8	-	-	104.8

1.4	2.9	-	-	36.3	-	-	133.8
3.9	0.6	-	-	13.4	-	-	111.9
0.8	-	-	-	3.5	-	0.1	102.0
1.0	-	13.9	12.8	25.5	40.5	0.3	116.3
0.6	-	-	-	11.5	-	-	111.0
-	1.6	-	-	15.2	-	-	114.7
5.3	6.8	-	-	11.4	-	-	110.3
-	-	-	-	-	-	-	100.1
-	-	-	-	-	-	-	100.1
-	-	-	-	-	-	-	100.1
-	-	-	-	-	-	-	99.9
-	-	-	-	-	-	-	100.1
-	-	-	-	-	-	-	100.1
-	-	-	-	-	-	-	100.1
-	-	-	-	-	-	-	100.1
-	-	-	-	-	-	-	100.1
4.4	3.3	8.1	4.4	18.6	12.4	-	113.6
4.9	0.4	-	-	12.0	-	-	110.7

2.3	1.4	-	-	11.8	-	-	110.7
-	-	-	3.4	88.1	1.6	-	99.0
5.6	5.3	-	-	8.5	-	-	106.1
4.1	-	-	-	11.1	-	-	109.1
5.2	0.1	-	-	31.0	-	-	128.7
2.1	3.1	-	-	10.9	-	-	109.5
9.6	4.5	1.3	0.3	19.0	-	-	114.0
2.1	1.7	12.5	27.3	37.9	44.6	-	146.5

-	-	26.4	10.2	32.7	88.4	-	157.7

JNL Series Trust
Notes to the Schedules of Investments
December 31, 2006

Summary of Investments by Country*:
							JNL/Mellon
		JNL/AIM				JNL/Lazard	Capital	JNL/	JNL/Select	JNL/Select	JNL/T.Rowe
	JNL/Alger	Large Cap	JNL/FMR	JNL/JPMorgan	JNL/JPMorgan	Emerging	Management	Oppenheimer	Global	Large Cap	Price
	Growth	Growth	Mid-Cap	International	International	Markets	International	Global Growth	Growth	Growth	Established
	Fund	Fund	Equity Fund	Equity Fund	Value Fund	Fund	Index Fund	Fund	Fund	Fund	Growth Fund

Argentina	- %	- %	- %	- %	- %	0.7%	- %	- %	- %	- %	- %
Australia	-	-	-	1.3	3.2	-	5.4	-	0.5	-	0.7
Austria	-	-	-	-	-	-	0.6	-	1.3	-	1.0
Bahrain	-	-	-	-	-	0.6	-	-	-	-	-
Belgium	-	-	-	1.8	-	-	1.3	-	0.9	-	0.4
Bermuda	-	2.5	2.5	-	-	2.4	-	0.5	-	1.2	1.8
Brazil	-	-	-	2.2	1.1	16.0	-	1.5	1.1	1.2	-
Canada	4.9	-	4.8	-	-	-	-	1.6	2.7	2.9	1.5
Denmark	-	-	-	-	-	-	0.8	0.3	-	-	-
Egypt	-	-	-	-	-	4.1	-	-	-	-	-
Finland	-	-	-	1.3	0.7	-	1.4	0.7	-	-	-
France	1.4	-	2.4	13.4	14.0	-	9.4	5.6	2.1	2.5	1.1
Germany	-	-	-	4.6	8.0	-	7.2	5.6	2.2	-	0.3
Greece	-	-	0.6	-	1.2	-	0.6	-	-	-	-
Hong Kong	0.1	1.1	-	1.2	3.1	2.4	1.7	0.4	-	-	-
Hungary	-	-	-	-	-	2.1	-	-	-	-	-
India	1.1	-	-	-	-	4.2	-	3.1	-	-	1.4
Indonesia	-	-	-	-	-	3.3	-	-	-	-	-
Ireland	-	-	-	0.8	-	-	0.8	-	2.0	0.6	0.8
Israel	-	-	-	-	0.7	2.9	-	-	-	-	-
Italy	-	-	-	5.8	7.0	-	3.8	0.5	-	-	0.7
Japan	3.2	-	1.1	20.2	19.4	-	21.9	10.6	11.7	1.6	-
Luxembourg	-	-	-	-	-	-	-	-	-	-	-
Kazakhstan	-	-	-	-	-	1.1	-	-	-	-	-
Luxembourg	-	-	-	-	-	-	-	-	-	-	-
Malaysia	-	-	0.5	-	-	-	-	-	-	-	-
Mexico	-	3.6	-	0.5	-	6.2	-	2.5	3.2	0.5	2.0
Morocco	-	-	-	-	-	0.1	-	-	-	-	-
Netherlands	1.0	-	-	3.9	6.5	-	4.7	2.3	2.5	-	0.2
New Zealand	-	-	-	-	-	-	0.2	-	-	-	-
Norway	-	-	-	-	1.5	-	0.9	0.4	0.5	-	-
Panama	-	-	-	-	-	-	-	-	-	-	-
Philippines	-	-	0.5	-	-	1.5	-	-	-	-	-
Portugal	-	-	-	-	-	-	0.4	-	-	-	-
Russia	-	-	-	-	-	3.0	-	-	1.0	-	-
Singapore	-	-	-	-	1.3	-	0.9	0.2	-	-	-
South Africa	-	-	-	-	-	8.4	-	-	-	0.4	-
South Korea	-	-	-	0.8	1.7	16.6	-	2.0	1.3	-	0.3
Spain	-	-	-	2.7	1.8	-	4.0	0.9	-	-	-
Sweden	-	-	-	1.4	1.0	1.9	2.5	6.5	-	-	0.8
Switzerland	1.5	4.3	1.4	11.1	1.7	-	7.0	3.4	5.1	3.6	4.3
Taiwan	-	-	-	-	-	8.8	-	1.5	1.4	-	-
Thailand	-	-	-	-	0.8	1.0	-	-	-	-	-
Turkey	-	-	-	-	-	3.6	-	-	-	-	-
Tunisia	-	-	-	-	-	-	-	-	-	-	-
United Kingdom	-	3.9	1.0	23.8	20.8	-	21.9	11.8	10.9	1.7	0.4
United States	86.8	84.6	85.2	3.2	4.5	9.1	2.6	38.1	49.6	83.8	82.3

Total
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

*The Funds presented in the above table are those which have greater than 10% of their portfolios invested in non-U.S. securities.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2006

	JNL/AIM	JNL/AIM	JNL/AIM	JNL/Alger	JNL/Eagle	JNL/Eagle
	Large Cap	Real Estate	Small Cap	Growth	Core Equity	SmallCap
Assets	Growth Fund	Fund	Growth Fund	Fund	Fund	Equity Fund

Investments - unaffiliated, at value (a) (b)	$ 410,690	$ 262,623	$ 67,695	$ 246,726	$ 174,218	$ 244,396
Investments - affiliated, at value (c)	8,594	12,935	844	5,404	5,506	5,075
Cash	-	-	-	13	1	-
Foreign currency (d)	-	-	-	-	-	-
Receivables:
Investment securities sold	1,857	3,023	388	6,553	-	-
Fund shares sold	189	625	41	74	117	93
Dividends and interest	242	1,455	20	257	250	27
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	18	-	-	-	-	-
Other assets	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Total assets	421,590	280,661	68,988	259,027	180,092	249,591
						.
Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	232	150	39	138	95	123
Administrative fees	33	21	5	20	15	16
12b-1 fee (Class A)	67	42	9	39	30	33
Investment securities purchased	1,442	2,298	-	2,794	-	-
Fund shares redeemed	299	222	27	262	42	144
Dividends	-	-	-	-	-	-
Trustee fees	1	-	-	1	1	1
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Other expenses	1	2	-	1	1	1
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Return of collateral for securities loaned	22,468	22,991	15,428	26,314	1,761	49,932
Total liabilities	24,543	25,726	15,508	29,569	1,945	50,250
Net assets	$ 397,047	$ 254,935	$ 53,480	$ 229,458	$ 178,147	$ 199,341

Net assets consist of:
Paid-in capital	$ 317,833	$ 201,289	$ 39,992	$ 278,059	$ 150,501	$ 149,609
Undistributed (excess of distributions over)
net investment income	489	3,603	-	328	1,707	-
Accumulated net realized gain (loss)	21,540	10,409	4,864	(63,911)	10,645	6,314
Net unrealized appreciation/(depreciation) on
investments, and foreign currency	57,185	39,634	8,624	14,982	15,294	43,418
	$ 397,047	$ 254,935	$ 53,480	$ 229,458	$ 178,147	$ 199,341

Class A
Net assets	$ 396,703	$ 254,557	$ 53,265	$ 229,280	$ 177,972	$ 199,096
Shares outstanding (no par value),
unlimited shares authorized	29,418	16,113	3,732	12,561	10,337	8,970
Net asset value per share	$ 13.49	$ 15.80	$ 14.27	$ 18.25	$ 17.22	$ 22.19

Class B
Net assets	$ 344	$ 378	$ 215	$ 178	$ 175	$ 245
Shares outstanding (no par value),
unlimited shares authorized	25	24	15	10	10	11
Net asset value per share	$ 13.55	$ 15.83	$ 14.36	$ 18.32	$ 17.35	$ 22.36

(a) Including value of securities on loan	$ 21,831	$ 22,163	$ 14,870	$ 25,502	$ 1,716	$ 47,745

(b) Investments - unaffiliated, at cost	353,506	222,989	59,071	231,744	158,924	200,978
(c) Investments - affiliated, at cost	8,594	12,935	844	5,404	5,506	5,075
(d) Foreign currency cost	-	-	-	-	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-
(g) Including a cash receipt/(payment) of	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2006

						JNL/Goldman
	JNL/FMR	JNL/FMR	JNL/Franklin	JNL/Franklin	JNL/Goldman	Sachs Short
	Balanced	Mid-Cap	Templeton	Templeton Small	Sachs Mid Cap	Duration
Assets	Fund	Equity Fund	Income Fund	Cap Value Fund	Value Fund	Bond Fund

Investments - unaffiliated, at value (a) (b)	$ 215,385	$ 268,683	$ 71,461	$ 150,950	$ 152,235	$ 367,361
Investments - affiliated, at value (c)	1,928	6,175	73	10,327	7,811	2,473
Cash	4	-	-	11	12	397
Foreign currency (d)	14	-	-	-	-	-
Receivables:
Investment securities sold	448	1,824	-	126	578	828
Fund shares sold	140	71	514	142	150	318
Dividends and interest	654	144	622	143	205	2,377
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	7
Foreign taxes recoverable	-	-	-	-	-	-
Other assets	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	145
Total assets	218,573	276,897	72,670	161,699	160,991	373,906

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	97	131	43	94	89	121
Administrative fees	14	19	6	11	12	27
12b-1 fee (Class A)	28	38	11	22	24	55
Investment securities purchased	450	1,560	1,036	101	446	-
Fund shares redeemed	95	168	56	144	158	286
Dividends	-	-	-	-	-	-
Trustee fees	1	1	-	-	-	-
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	23
Other expenses	-	1	-	1	1	1
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Return of collateral for securities loaned	54,979	53,312	6,751	30,479	15,623	46,219
Total liabilities	55,664	55,230	7,903	30,852	16,353	46,732
Net assets	$ 162,909	$ 221,667	$ 64,767	$ 130,847	$ 144,638	$ 327,174

Net assets consist of:
Paid-in capital	$ 135,062	$ 498,881	$ 61,522	$ 111,409	$ 122,684	$ 317,937
Undistributed (excess of distributions over)
net investment income	2,205	-	-	696	956	8,555
Accumulated net realized gain (loss)	11,102	(298,397)	129	4,826	5,113	(1,878)
Net unrealized appreciation/(depreciation) on
investments, and foreign currency	14,540	21,183	3,116	13,916	15,885	2,560
	$ 162,909	$ 221,667	$ 64,767	$ 130,847	$ 144,638	$ 327,174

Class A
Net assets	$ 162,743	$ 221,504	$ 64,653	$ 130,608	$ 144,432	$ 327,071
Shares outstanding (no par value),
unlimited shares authorized	13,656	11,914	6,040	10,159	11,143	31,719
Net asset value per share	$ 11.92	$ 18.59	$ 10.70	$ 12.86	$ 12.96	$ 10.31

Class B
Net assets	$ 166	$ 163	$ 114	$ 239	$ 206	$ 103
Shares outstanding (no par value),
unlimited shares authorized	14	9	11	19	16	10
Net asset value per share	$ 12.07	$ 18.70	$ 10.63	$ 12.89	$ 12.99	$ 10.33

(a) Including value of securities on loan	$ 53,558	$ 51,353	$ 6,589	$ 29,302	$ 15,015	$ 45,301

(b) Investments - unaffiliated, at cost	200,845	247,500	68,345	137,034	136,350	365,239
(c) Investments - affiliated, at cost	1,928	6,175	73	10,327	7,811	2,473
(d) Foreign currency cost	14	-	-	-	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-
(g) Including a cash receipt/(payment) of	-	-	-	-	-	346

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2006

						JNL/Mellon
						Capital
	JNL/JPMorgan	JNL/JPMorgan	JNL/Lazard	JNL/Lazard	JNL/Lazard	Management
	International	International	Emerging	Mid Cap	Small Cap	Bond Index
Assets	Equity Fund	Value Fund	Markets Fund	Value Fund	Value Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 313,405	$ 524,716	$ 87,365	$ 248,003	$ 197,763	$ 245,249
Investments - affiliated, at value (c)	8,776	21,184	8,048	11,996	6,082	90,027
Cash	33	-	16	-	11	65
Foreign currency (d)	158	837	47	-	-	-
Receivables:
Investment securities sold	-	-	338	1,680	921	2,051
Fund shares sold	403	1,837	174	105	62	105
Dividends and interest	348	627	203	160	105	2,438
Forward foreign currency contracts	-	1,520	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	61	34	3	-	-	-
Other assets	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Total assets	323,184	550,755	96,194	261,944	204,944	339,935

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	159	270	72	134	99	63
Administrative fees	34	60	11	18	13	21
12b-1 fee (Class A)	43	80	14	37	26	42
Investment securities purchased	-	1,071	24	3,597	432	4,071
Fund shares redeemed	512	576	73	364	147	333
Dividends	-	-	-	-	-	-
Trustee fees	1	1	-	1	1	1
Forward foreign currency contracts	-	1,467	2	-	-	-
Variation margin	-	14	-	-	-	-
Other expenses	1	1	-	1	1	1
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Return of collateral for securities loaned	48,005	61,162	7,222	37,053	49,484	87,222
Total liabilities	48,755	64,702	7,418	41,205	50,203	91,754
Net assets	$ 274,429	$ 486,053	$ 88,776	$ 220,739	$ 154,741	$ 248,181

Net assets consist of:
Paid-in capital	$ 225,016	$ 356,141	$ 79,805	$ 196,471	$ 137,977	$ 241,703
Undistributed (excess of distributions over)
net investment income	(342)	6,789	415	192	43	9,316
Accumulated net realized gain (loss)	(13,650)	52,135	(27)	3,495	6,969	(1,740)
Net unrealized appreciation/(depreciation) on
investments, and foreign currency	63,405	70,988	8,583	20,581	9,752	(1,098)
	$ 274,429	$ 486,053	$ 88,776	$ 220,739	$ 154,741	$ 248,181

Class A
Net assets	$ 259,811	$ 485,663	$ 88,626	$ 217,646	$ 154,450	$ 247,489
Shares outstanding (no par value),
unlimited shares authorized	17,862	34,639	8,066	15,454	12,586	22,670
Net asset value per share	$ 14.55	$ 14.02	$ 10.99	$ 14.08	$ 12.27	$ 10.92

Class B
Net assets	$ 14,618	$ 390	$ 150	$ 3,093	$ 291	$ 692
Shares outstanding (no par value),
unlimited shares authorized	986	27	14	217	23	63
Net asset value per share	$ 14.82	$ 14.23	$ 11.00	$ 14.23	$ 12.38	$ 11.05

(a) Including value of securities on loan	$ 45,678	$ 58,158	$ 6,981	$ 35,816	$ 47,329	$ 85,470

(b) Investments - unaffiliated, at cost	250,004	454,006	78,781	227,422	188,011	246,347
(c) Investments - affiliated, at cost	8,776	21,184	8,048	11,996	6,082	90,027
(d) Foreign currency cost	159	836	47	-	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-
(g) Including a cash receipt/(payment) of	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2006
	JNL/Mellon
	Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Management	Capital	Capital	Capital	Capital	JNL/
	Enhanced	Management	Management	Management	Management	Oppenheimer
	S&P 500 Stock	International	S&P 400 MidCap	S&P 500 Index	Small Cap	Global
Assets	Index Fund	Index Fund	Index Fund	Fund	Index Fund	Growth Fund

Investments - unaffiliated, at value (a) (b)	$ 75,668	$ 489,768	$ 379,316	$ 551,790	$ 333,172	$ 387,475
Investments - affiliated, at value (c)	4,949	87,328	92,624	44,310	123,880	3,937
Cash	-	-	4	4	167	-
Foreign currency (d)	-	640	-	-	-	944
Receivables:
Investment securities sold	-	-	508	72	86	252
Fund shares sold	31	338	178	241	125	263
Dividends and interest	111	505	284	801	410	350
Forward foreign currency contracts	-	4	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	-	64	-	-	-	10
Other assets	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Total assets	80,759	578,647	472,914	597,218	457,840	393,231

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	31	125	95	136	84	201
Administrative fees	7	62	33	48	29	44
12b-1 fee (Class A)	13	83	65	94	57	59
Investment securities purchased	-	74	683	99	402	-
Fund shares redeemed	66	656	451	491	356	373
Dividends	-	-	-	-	-	-
Trustee fees	1	1	1	2	1	1
Forward foreign currency contracts	-	107	-	-	-	-
Variation margin	9	25	37	64	68	-
Other expenses	1	11	5	11	1	1
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Return of collateral for securities loaned	2,780	74,034	87,577	27,547	115,004	42,920
Total liabilities	2,908	75,178	88,947	28,492	116,002	43,599
Net assets	$ 77,851	$ 503,469	$ 383,967	$ 568,726	$ 341,838	$ 349,632

Net assets consist of:
Paid-in capital	$ 63,062	$ 378,865	$ 318,844	$ 465,304	$ 282,928	$ 239,377
Undistributed (excess of distributions over)
net investment income	751	1,650	1,027	133	1,255	1,899
Accumulated net realized gain (loss)	2,731	497	8,343	(1,553)	6,443	24,307
Net unrealized appreciation/(depreciation) on
investments, and foreign currency	11,307	122,457	55,753	104,842	51,212	84,049
	$ 77,851	$ 503,469	$ 383,967	$ 568,726	$ 341,838	$ 349,632

Class A
Net assets	$ 77,608	$ 497,487	$ 381,163	$ 559,179	$ 339,124	$ 349,246
Shares outstanding (no par value),
unlimited shares authorized	8,835	30,077	25,474	46,363	22,936	22,895
Net asset value per share	$ 8.78	$ 16.54	$ 14.96	$ 12.06	$ 14.79	$ 15.25

Class B
Net assets	$ 243	$ 5,982	$ 2,804	$ 9,547	$ 2,714	$ 386
Shares outstanding (no par value),
unlimited shares authorized	28	355	186	778	183	25
Net asset value per share	$ 8.82	$ 16.88	$ 15.07	$ 12.27	$ 14.86	$ 15.35

(a) Including value of securities on loan	$ 2,669	$ 70,265	$ 84,493	$ 26,611	$ 109,046	$ 40,705

(b) Investments - unaffiliated, at cost	64,359	367,809	323,464	447,135	281,877	303,433
(c) Investments - affiliated, at cost	4,949	86,903	92,624	44,102	123,880	3,937
(d) Foreign currency cost	-	638	-	-	-	939
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-
(g) Including a cash receipt/(payment) of	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2006

						JNL/S&P
	JNL/	JNL/PIMCO	JNL/Putnam	JNL/Putnam	JNL/Putnam	Managed
	Oppenheimer	Total Return	Equity	Midcap	Value	Aggressive
Assets	Growth Fund	Bond Fund	Fund	Growth Fund	Equity Fund	Growth Fund

Investments - unaffiliated, at value (a) (b)	$ 30,544	$ 888,903	$ 159,195	$ 42,249	$ 182,927	$ -
Investments - affiliated, at value (c)	479	3,500	-	-	-	672,823
Cash	-	1,327	72	1	-	-
Foreign currency (d)	-	3,969	1	-	-	-
Receivables:
Investment securities sold	16	2,964	175	46	-	-
Fund shares sold	7	937	3	1	3	257
Dividends and interest	9	3,435	103	21	141	-
Forward foreign currency contracts	-	459	-	-	-	-
Variation margin	-	41	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-
Other assets	-	-	-	-	-	-
Market value of swap agreements (g)	-	1,726	-	-	-	-
Total assets	31,055	907,261	159,549	42,318	183,071	673,080

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	17	324	82	24	94	67
Administrative fees	3	65	12	3	14	28
12b-1 fee (Class A)	5	129	24	7	28	-
Investment securities purchased	26	130,413	83	35	-	-
Fund shares redeemed	10	906	86	15	251	652
Dividends	-	-	-	-	-	-
Trustee fees	-	2	1	-	1	3
Forward foreign currency contracts	-	846	-	-	-	-
Variation margin	-	303	-	-	-	-
Other expenses	-	2	1	-	1	5
Investment securities sold short, at value (e)+	-	2,865	-	-	-	-
Options written, at value (f)	-	2,962	-	-	-	-
Market value of swap agreements (g)	-	1,315	-	-	-	-
Return of collateral for securities loaned	588	-	15,909	5,414	16,819	-
Total liabilities	649	140,132	16,198	5,498	17,208	755
Net assets	$ 30,406	$ 767,129	$ 143,351	$ 36,820	$ 165,863	$ 672,325

Net assets consist of:
Paid-in capital	$ 26,714	$ 765,575	$ 217,406	$ 46,388	$ 155,045	$ 627,571
Undistributed (excess of distributions over)
net investment income	-	7,745	508	-	1,584	2,851
Accumulated net realized gain (loss)	74	(1,190)	(92,610)	(11,979)	(2,260)	(90,697)
Net unrealized appreciation/(depreciation) on
investments, and foreign currency	3,618	(5,001)	18,047	2,411	11,494	132,600

	$ 30,406	$ 767,129	$ 143,351	$ 36,820	$ 165,863	$ 672,325

Class A
Net assets	$ 30,248	$ 760,176	$ 143,203	$ 36,647	$ 165,734	$ 672,325
Shares outstanding (no par value),
unlimited shares authorized	3,064	65,191	6,301	3,822	8,109	48,345
Net asset value per share	$ 9.87	$ 11.66	$ 22.73	$ 9.59	$ 20.44	$ 13.91

Class B
Net assets	$ 158	$ 6,953	$ 148	$ 173	$ 129	n/a
Shares outstanding (no par value),
unlimited shares authorized	16	569	6	18	6	n/a
Net asset value per share	$ 9.92	$ 12.22	$ 22.84	$ 9.65	$ 20.60	n/a

(a) Including value of securities on loan	$ 566	$ -	$ 15,463	$ 5,264	$ 16,324	$ -
(b) Investments - unaffiliated, at cost	26,926	889,337	141,148	39,838	171,433	-
(c) Investments - affiliated, at cost	479	3,500	-	-	-	540,223
(d) Foreign currency cost	-	3,957	1	-	-	-
(e) Proceeds from securities sold short	-	2,893	-	-	-	-
(f) Premiums from options written	-	2,210	-	-	-	-
(g) Including a cash receipt/(payment) of	-	(1,187)	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2006

	JNL/S&P		JNL/S&P	JNL/S&P
	Managed	JNL/S&P	Managed	Managed	JNL/S&P	JNL/S&P
	Conservative	Managed	Moderate	Moderate	Retirement	Retirement
Assets	Fund	Growth Fund	Fund	Growth Fund	2015 Fund	2020 Fund

Investments - unaffiliated, at value (a) (b)	$ -	$ -	$ -	$ -	$ -	$ -
Investments - affiliated, at value (c)	137,234	1,247,343	314,047	1,124,513	5,131	2,358
Cash	-	-	-	-	-	-
Foreign currency (d)	-	-	-	-	-	-
Receivables:
Investment securities sold	-	-	-	-	-	-
Fund shares sold	214	608	394	453	2	-
Dividends and interest	-	-	-	-	-	-
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-
Other assets	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Total assets	137,448	1,247,951	314,441	1,124,966	5,133	2,358

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	15	105	34	97	1	-
Administrative fees	6	52	13	47	-	-
12b-1 fee (Class A)	-	-	-	-	-	-
Investment securities purchased	-	-	-	-	-	-
Fund shares redeemed	300	979	143	828	4	2
Dividends	-	-	-	-	-	-
Trustee fees	-	5	-	3	-	-
Forward foreign currency contracts	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Other expenses	1	8	2	7	-	-
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	-	-	-	-
Total liabilities	322	1,149	192	982	5	2
Net assets	$ 137,126	$ 1,246,802	$ 314,249	$ 1,123,984	$ 5,128	$ 2,356

Net assets consist of:
Paid-in capital	$ 129,156	$ 1,058,436	$ 290,287	$ 985,878	$ 4,781	$ 2,197
Undistributed (excess of distributions over)
net investment income	2,043	3,844	3,393	2,747	47	20
Accumulated net realized gain (loss)	1,481	(16,432)	4,314	4,033	79	43
Net unrealized appreciation/(depreciation) on
investments, and foreign currency	4,446	200,954	16,255	131,326	221	96

	$ 137,126	$ 1,246,802	$ 314,249	$ 1,123,984	$ 5,128	$ 2,356

Class A
Net assets	$ 137,126	$ 1,246,802	$ 314,249	$ 1,123,984	$ 5,128	$ 2,356
Shares outstanding (no par value),
unlimited shares authorized	12,141	91,518	26,411	85,940	466	212
Net asset value per share	$ 11.29	$ 13.62	$ 11.90	$ 13.08	$ 11.00	$ 11.12

Class B
Net assets	n/a	n/a	n/a	n/a	n/a	n/a
Shares outstanding (no par value),
unlimited shares authorized	n/a	n/a	n/a	n/a	n/a	n/a
Net asset value per share	n/a	n/a	n/a	n/a	n/a	n/a

(a) Including value of securities on loan	$ -	$ -	$ -	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	-	-	-	-	-	-
(c) Investments - affiliated, at cost	132,788	1,046,389	297,792	993,187	4,910	2,262
(d) Foreign currency cost	-	-	-	-	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-
(g) Including a cash receipt/(payment) of	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2006

	JNL/S&P	JNL/S&P	JNL/Select	JNL/Select	JNL/Select	JNL/Select
	Retirement	Retirement	Balanced	Global Growth	Large Cap	Money
Assets	2025 Fund	Income Fund	Fund	Fund	Growth Fund	Market Fund

Investments - unaffiliated, at value (a) (b)	$ -	$ -	$ 478,129	$ 176,343	$ 204,487	$ 269,243
Investments - affiliated, at value (c)	1,134	9,896	21,889	1,224	2,170	-
Cash	-	-	43	-	-	22
Foreign currency (d)	-	-	-	-	-	-
Receivables:
Investment securities sold	-	-	87	2,524	3,375	-
Fund shares sold	-	-	368	81	126	2,422
Dividends and interest	-	-	1,409	38	189	2,121
Forward foreign currency contracts	-	-	-	1	-	-
Variation margin	-	-	3	-	-	-
Foreign taxes recoverable	-	-	8	5	-	-
Other assets	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Total assets	1,134	9,896	501,936	180,216	210,347	273,808

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	-	1	179	102	111	65
Administrative fees	-	1	37	21	16	23
12b-1 fee (Class A)	-	-	74	27	32	46
Investment securities purchased	-	-	1,280	1,275	3,217	-
Fund shares redeemed	1	5	256	292	502	527
Dividends	-	-	-	-	-	1,095
Trustee fees	-	-	2	1	1	1
Forward foreign currency contracts	-	-	-	3	-	-
Variation margin	-	-	-	-	-	-
Other expenses	-	-	1	1	1	1
Investment securities sold short, at value (e)+	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-
Return of collateral for securities loaned	-	-	59,963	18,083	19,870	-
Total liabilities	1	7	61,792	19,805	23,750	1,758
Net assets	$ 1,133	$ 9,889	$ 440,144	$ 160,411	$ 186,597	$ 272,050

Net assets consist of:
Paid-in capital	$ 1,065	$ 9,400	$ 361,509	$ 270,674	$ 455,158	$ 272,050
Undistributed (excess of distributions over)
net investment income	9	161	10,201	528	-	-
Accumulated net realized gain (loss)	26	122	19,057	(136,774)	(283,422)	-
Net unrealized appreciation/(depreciation) on
investments, and foreign currency	33	206	49,377	25,983	14,861	-
	$ 1,133	$ 9,889	$ 440,144	$ 160,411	$ 186,597	$ 272,050

Class A
Net assets	$ 1,133	$ 9,889	$ 439,868	$ 160,207	$ 186,424	$ 269,095
Shares outstanding (no par value),
unlimited shares authorized	101	921	25,348	7,206	8,638	269,095
Net asset value per share	$ 11.20	$ 10.74	$ 17.35	$ 22.23	$ 21.58	$ 1.00

Class B
Net assets	n/a	n/a	$ 276	$ 204	$ 173	$ 2,955
Shares outstanding (no par value),
unlimited shares authorized	n/a	n/a	16	9	8	2,955
Net asset value per share	n/a	n/a	$ 17.39	$ 22.39	$ 21.72	$ 1.00

(a) Including value of securities on loan	$ -	$ -	$ 58,493	$ 17,359	$ 19,337	$ -

(b) Investments - unaffiliated, at cost	-	-	428,815	150,361	189,626	269,243
(c) Investments - affiliated, at cost	1,101	9,690	21,889	1,224	2,170	-
(d) Foreign currency cost	-	-	-	-	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	-
(g) Including a cash receipt/(payment) of	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2006

		JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe			JNL/Western
		Price	Price	Price	JNL/Western	JNL/Western	U.S. Government
	JNL/Select	Established	Mid-Cap	Value	High Yield	Strategic Bond	& Quality
Assets	Value Fund	Growth Fund	Growth Fund	Fund	Bond Fund	Fund	Bond Fund

Investments - unaffiliated, at value (a) (b)	$ 504,623	$ 832,850	$ 823,490	$ 737,578	$ 422,078	$ 675,353	$ 370,999
Investments - affiliated, at value (c)	20,225	21,532	14,120	9,620	-	-	-
Cash	-	-	1	-	414	484	292
Foreign currency (d)	-	-	6	-	-	-	-
Receivables:
Investment securities sold	3,433	91	781	2,504	425	1,764	1,771
Fund shares sold	524	402	1,103	1,027	1,002	268	87
Dividends and interest	971	750	265	1,000	7,348	3,266	1,324
Forward foreign currency contracts	-	-	-	-	-	125	14
Variation margin	-	-	-	-	-	77	2
Foreign taxes recoverable	-	27	-	-	-	-	-
Other assets	-	-	-	-	-	-	-
Market value of swap agreements (g)	-	-	-	-	-	-	-
Total assets	529,776	855,652	839,766	751,729	431,267	681,337	374,489

Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	219	391	396	371	151	240	96
Administrative fees	41	66	56	57	31	39	20
12b-1 fee (Class A)	80	127	107	114	61	78	40
Investment securities purchased	12,334	6,265	305	3,568	-	152,208	76,994
Fund shares redeemed	381	576	434	788	306	469	156
Dividends	-	-	-	-	-	-	-
Trustee fees	1	3	2	2	1	1	1
Forward foreign currency contracts	-	-	-	-	-	105	48
Variation margin	-	-	-	-	-	252	35
Other expenses	2	3	3	2	1	1	1
Investment securities sold short, at value (e)+	-	-	-	-	-	-	-
Options written, at value (f)	-	-	-	-	-	89	-
Market value of swap agreements (g)	-	-	-	-	-	-	-
Return of collateral for securities loaned	21,937	65,265	187,596	64,725	60,520	66,706	61,870
Total liabilities	34,995	72,696	188,899	69,627	61,071	220,188	139,261
Net assets	$ 494,781	$ 782,956	$ 650,867	$ 682,102	$ 370,196	$ 461,149	$ 235,228

Net assets consist of:
Paid-in capital	$ 417,809	$ 640,048	$ 492,801	$ 508,964	$ 415,009	$ 444,401	$ 227,940
Undistributed (excess of distributions over)
net investment income	-	675	63	8,793	427	19,011	9,219
Accumulated net realized gain (loss)	13,270	4,065	2,173	36,604	(52,891)	(2,051)	(925)
Net unrealized appreciation/(depreciation) on
investments, and foreign currency	63,702	138,168	155,830	127,741	7,651	(212)	(1,006)
	$ 494,781	$ 782,956	$ 650,867	$ 682,102	$ 370,196	$ 461,149	$ 235,228

Class A
Net assets	$ 481,805	$ 750,771	$ 625,869	$ 681,711	$ 365,753	$ 460,890	$ 235,088
Shares outstanding (no par value),
unlimited shares authorized	24,804	34,376	21,542	43,634	44,503	39,745	20,561
Net asset value per share	$ 19.42	$ 21.84	$ 29.05	$ 15.62	$ 8.22	$ 11.60	$ 11.43

Class B
Net assets	$ 12,976	$ 32,185	$ 24,998	$ 391	$ 4,443	$ 259	$ 140
Shares outstanding (no par value),
unlimited shares authorized	660	1,462	854	25	504	21	12
Net asset value per share	$ 19.66	$ 22.02	$ 29.28	$ 15.83	$ 8.81	$ 12.05	$ 11.89

(a) Including value of securities on loan	$ 21,362	$ 63,064	$ 181,344	$ 62,375	$ 59,104	$ 65,348	$ 60,667

(b) Investments - unaffiliated, at cost	440,921	694,680	667,660	609,836	414,427	675,421	371,739
(c) Investments - affiliated, at cost	20,225	21,532	14,120	9,620	-	-	-
(d) Foreign currency cost	-	-	6	-	-	-	-
(e) Proceeds from securities sold short	-	-	-	-	-	-	-
(f) Premiums from options written	-	-	-	-	-	102	-
(g) Including a cash receipt/(payment) of	-	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2006

	JNL/AIM	JNL/AIM	JNL/AIM	JNL/Alger	JNL/Eagle	JNL/Eagle
	Large Cap	Real Estate	Small Cap	Growth	Core Equity	SmallCap
	Growth Fund	Fund	Growth Fund	Fund	Fund	Equity Fund
Investment income
Dividends (a)	$ 4,192	$ 6,135	$ 163	$ 2,671	$ 3,632	$ 472
Interest	-	-	-	3	7	-
Foreign taxes withheld	(78)	(35)	(1)	(40)	(17)	-
Securities lending	21	20	33	125	17	201
Total investment income	4,135	6,120	195	2,759	3,639	673

Expenses
Advisory fees	2,571	1,093	449	1,643	1,265	1,305
Administrative fees	369	153	53	235	193	176
12b-1 fee (Class A)	737	305	105	469	386	351
Legal fees	6	3	1	4	4	3
Trustee fees	8	3	1	4	4	4
Other expenses	9	3	1	5	5	4
Total expenses	3,700	1,560	610	2,360	1,857	1,843
Net investment income (loss)	435	4,560	(415)	399	1,782	(1,170)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments	21,899	9,315	5,307	13,905	21,744	21,022
Foreign currency related items	55	(77)	-	(71)	-	-
Futures contracts, options written, and swaps	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	50	31	5	384	74	84
Net change in unrealized appreciation or
depreciation on:
Investments	7,223	33,361	1,904	(3,909)	(488)	11,720
Foreign currency related items	2	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	29,229	42,630	7,216	10,309	21,330	32,826

Net increase (decrease) in net assets
from operations	$ 29,664	$ 47,190	$ 6,801	$ 10,708	$ 23,112	$ 31,656

(a) Dividends from affiliated investments	$ 595	$ 472	$ 54	$ 237	$ 489	$ 230
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2006

						JNL/Goldman
	JNL/FMR	JNL/FMR	JNL/Franklin	JNL/Franklin	JNL/Goldman	Sachs Short
	Balanced	Mid-Cap	Templeton	Templeton Small	Sachs Mid Cap	Duration
	Fund	Equity Fund	Income Fund (b)	Cap Value Fund	Value Fund	Bond Fund (b)
Investment income
Dividends (a)	$ 1,655	$ 1,909	$ 418	$ 1,780	$ 2,190	$ 62
Interest	1,978	-	1,337	1	-	10,397
Foreign taxes withheld	(12)	(45)	(2)	(2)	-	-
Securities lending	73	158	18	118	12	16
Total investment income	3,694	2,022	1,771	1,897	2,202	10,475

Expenses
Advisory fees	1,009	1,503	236	877	839	876
Administrative fees	144	215	30	103	113	198
12b-1 fee (Class A)	288	429	59	215	225	396
Legal fees	3	4	-	2	2	4
Trustee fees	3	4	1	2	2	4
Other expenses	18	7	1	2	2	4
Total expenses	1,465	2,162	327	1,201	1,183	1,482
Net investment income (loss)	2,229	(140)	1,444	696	1,019	8,993

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments	11,651	19,345	259	4,826	5,040	(425)
Foreign currency related items	(16)	(3)	(2)	-	-	-
Futures contracts and options written	-	-	-	-	-	(1,891)
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	10	66	-	-	18	-
Net change in unrealized appreciation or
depreciation on:
Investments	1,156	5,716	3,116	9,798	10,655	2,613
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	(53)
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	12,801	25,124	3,373	14,624	15,713	244

Net increase in net assets from
operations	$ 15,030	$ 24,984	$ 4,817	$ 15,320	$ 16,732	$ 9,237

(a) Dividends from affiliated investments	$ 139	$ 453	$ 6	$ 567	$ 210	$ 62
(b) Period from May 1, 2006 (commencement of operations)
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2006

						JNL/Mellon
						Capital
	JNL/JPMorgan	JNL/JPMorgan	JNL/Lazard	JNL/Lazard	JNL/Lazard	Management
	International	International	Emerging	Mid Cap	Small Cap	Bond Index
	Equity Fund	Value Fund	Markets Fund (b)	Value Fund	Value Fund	Fund
Investment income
Dividends (a)	$ 6,146	$ 11,912	$ 1,303	$ 3,225	$ 1,767	$ 182
Interest	2	34	13	-	-	10,396
Foreign taxes withheld	(679)	(1,323)	(114)	-	-	-
Securities lending	204	348	9	25	110	22
Total investment income	5,673	10,971	1,211	3,250	1,877	10,600

Expenses
Advisory fees	1,659	2,401	418	1,536	1,292	632
Administrative fees	354	525	63	212	172	211
12b-1 fee (Class A)	465	700	83	423	344	421
Legal fees	4	6	1	4	3	4
Trustee fees	4	8	1	5	4	4
Other expenses	7	11	3	5	5	4
Total expenses	2,493	3,651	569	2,185	1,820	1,276
Net investment income (loss)	3,180	7,320	642	1,065	57	9,324

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments	6,585	51,809	(27)	23,446	32,797	(795)
Foreign currency related items	94	(1,043)	(227)	-	-	-
Futures contracts and options written	-	773	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	17	-	150	238	-
Net change in unrealized appreciation or
depreciation on:
Investments	37,877	37,686	8,584	4,224	(3,837)	(268)
Foreign currency related items	10	92	(1)	-	-	-
Futures contracts and options written	-	16	-	-	-	-
Investment securities sold short	-	-	-	-	-	12
Net realized and unrealized gain (loss)	44,566	89,350	8,329	27,820	29,198	(1,051)

Net increase (decrease) in net assets
from operations	$ 47,746	$ 96,670	$ 8,971	$ 28,885	$ 29,255	$ 8,273

(a) Dividends from affiliated investments	$ 257	$ 568	$ 184	$ 411	$ 268	$ 201
(b) Period from May 1, 2006 (commencement of operations)
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2006
	JNL/Mellon
	Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Management	Capital	Capital	Capital	Capital	JNL/
	Enhanced	Management	Management	Management	Management	Oppenheimer
	S&P 500 Stock	International	S&P 400 MidCap	S&P 500 Index	Small Cap	Global
	Index Fund	Index Fund	Index Fund	Fund	Index Fund	Growth Fund
Investment income
Dividends (a)	$ 1,274	$ 11,656	$ 5,256	$ 9,783	$ 4,156	$ 5,304
Interest	7	48	20	39	18	1
Foreign taxes withheld	-	(1,212)	-	-	(1)	(430)
Securities lending	3	363	71	31	554	180
Total investment income	1,284	10,855	5,347	9,853	4,727	5,055

Expenses
Advisory fees	320	1,177	983	1,406	848	2,149
Administrative fees	66	588	339	487	292	463
12b-1 fee (Class A)	131	781	676	968	583	617
Legal fees	1	7	7	9	6	6
Trustee fees	1	9	7	11	7	7
Other expenses	8	35	42	61	7	29
Total expenses	527	2,597	2,054	2,942	1,743	3,271
Net investment income	757	8,258	3,293	6,911	2,984	1,784

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments	2,582	2,975	14,448	3,847	19,983	25,592
Foreign currency related items	-	745	-	-	-	(315)
Futures contracts and options written	182	827	-	-	612	6
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	6,937	77,736	13,639	59,968	22,940	23,437
Foreign currency related items	-	(21)	-	-	-	7
Futures contracts and options written	31	10	(60)	216	(53)	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain	9,732	82,272	28,027	64,031	43,482	48,727

Net increase in net assets from
operations	$ 10,489	$ 90,530	$ 31,320	$ 70,942	$ 46,466	$ 50,511

(a) Dividends from affiliated investments	$ 92	$ 843	$ 510	$ 591	$ 947	$ 292
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2006

						JNL/S&P
	JNL/	JNL/PIMCO	JNL/Putnam	JNL/Putnam	JNL/Putnam	Managed
	Oppenheimer	Total Return	Equity	Midcap	Value	Aggressive
	Growth Fund	Bond Fund	Fund	Growth Fund	Equity Fund	Growth Fund
Investment income
Dividends (a)	$ 197	$ 379	$ 1,906	$ 288	$ 3,137	$ 2,997
Interest	-	32,661	22	17	54	-
Foreign taxes withheld	(3)	-	(2)	(3)	-	-
Securities lending	1	11	39	8	59	-
Total investment income	195	33,051	1,965	310	3,250	2,997

Expenses
Advisory fees	192	3,296	1,000	285	1,142	774
Administrative fees	29	659	149	38	172	327
12b-1 fee (Class A)	59	1,315	297	76	343	-
Legal fees	-	12	2	1	3	12
Trustee fees	1	14	3	1	3	13
Other expenses	1	14	3	1	3	15
Total expenses	282	5,310	1,454	402	1,666	1,141
Net investment income (loss)	(87)	27,741	511	(92)	1,584	1,856

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	14,680
Investments and swaps	1,175	502	12,796	4,843	21,673	38,242
Foreign currency related items	-	48	1	-	-	-
Futures contracts and options written	31	(1,081)	-	-	-	-
Investment securities sold short	-	653	-	-	-	-
Brokerage commissions recaptured	-	-	52	13	43	-
Net change in unrealized appreciation or
depreciation on:
Investments	204	(35)	5,382	(2,914)	(2,707)	39,347
Foreign currency related items	-	(158)	-	-	-	-
Futures contracts and options written	-	(3,873)	-	-	-	-
Investment securities sold short	-	28	-	-	-	-
Net realized and unrealized gain (loss)	1,410	(3,916)	18,231	1,942	19,009	92,269

Net increase (decrease) in net assets
from operations	$ 1,323	$ 23,825	$ 18,742	$ 1,850	$ 20,593	$ 94,125

(a) Dividends from affiliated investments	$ 14	$ 1	$ -	$ -	$ -	$ 2,997
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2006

	JNL/S&P		JNL/S&P	JNL/S&P
	Managed	JNL/S&P	Managed	Managed	JNL/S&P	JNL/S&P
	Conservative	Managed	Moderate	Moderate	Retirement	Retirement
	Fund	Growth Fund	Fund	Growth Fund	2015 Fund (b)	2020 Fund (b)
Investment income
Dividends (a)	$ 2,131	$ 7,756	$ 3,835	$ 11,177	$ 37	$ 15
Interest	-	-	-	-	-	-
Foreign taxes withheld	-	-	-	-	-	-
Securities lending	-	-	-	-	-	-
Total investment income	2,131	7,756	3,835	11,177	37	15

Expenses
Advisory fees	138	1,147	306	1,038	3	1
Administrative fees	53	560	118	493	1	1
12b-1 fee (Class A)	-	-	-	-	-	-
Legal fees	2	20	5	18	-	-
Trustee fees	2	25	5	22	-	-
Other expenses	3	26	6	23	-	-
Total expenses	198	1,778	440	1,594	4	2
Net investment income (loss)	1,933	5,978	3,395	9,583	33	13

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	793	25,784	3,491	18,397	83	46
Investments	892	39,509	3,421	23,654	10	4
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	4,905	79,387	14,689	63,277	221	96
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	6,590	144,680	21,601	105,328	314	146

Net increase (decrease) in net assets
from operations	$ 8,523	$ 150,658	$ 24,996	$ 114,911	$ 347	$ 159

(a) Dividends from affiliated investments	$ 2,131	$ 7,756	$ 3,835	$ 11,177	$ 37	$ 15
(b) Period from January 17, 2006 (commencement of operations)
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2006

	JNL/S&P	JNL/S&P	JNL/Select	JNL/Select	JNL/Select	JNL/Select
	Retirement	Retirement	Balanced	Global Growth	Large Cap	Money
	2025 Fund (b)	Income Fund (b)	Fund	Fund	Growth Fund	Market Fund
Investment income
Dividends (a)	$ 7	$ 152	$ 7,311	$ 2,584	$ 1,827	$ 3
Interest	-	-	6,272	1	-	13,987
Foreign taxes withheld	-	-	(60)	(175)	(44)	-
Securities lending	-	-	77	53	34	3
Total investment income	7	152	13,600	2,463	1,817	13,993

Expenses
Advisory fees	1	5	1,967	1,264	1,351	781
Administrative fees	-	2	406	255	196	280
12b-1 fee (Class A)	-	-	813	339	392	557
Legal fees	-	-	7	3	3	5
Trustee fees	-	-	8	3	3	6
Other expenses	-	-	10	10	6	6
Total expenses	1	7	3,211	1,874	1,951	1,635
Net investment income	6	145	10,389	589	(134)	12,358

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	24	83	-	-	-	-
Investments	5	55	20,039	16,625	18,058	-
Foreign currency related items	-	-	-	(60)	1	-
Futures contracts and options written	-	-	(158)	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	16	47	30	-
Net change in unrealized appreciation or
depreciation on:
Investments	33	206	22,499	5,367	(9,789)	-
Foreign currency related items	-	-	-	2	-	-
Futures contracts and options written	-	-	63	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	62	344	42,459	21,981	8,300	-

Net increase (decrease) in net assets
from operations	$ 68	$ 489	$ 52,848	$ 22,570	$ 8,166	$ 12,358

(a) Dividends from affiliated investments	$ 7	$ 152	$ 893	$ 85	$ 129	$ -
(b) Period from January 17, 2006 (commencement of operations)
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2006

		JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe			JNL/Western
		Price	Price	Price	JNL/Western	JNL/Western	U.S. Government
	JNL/Select	Established	Mid-Cap	Value	High Yield	Strategic Bond	& Quality
	Value Fund	Growth Fund	Growth Fund	Fund	Bond Fund	Fund	Bond Fund
Investment income
Dividends (a)	$ 8,362	$ 9,886	$ 7,059	$ 14,267	$ 39	$ 35	$ 40
Interest	-	-	-	247	25,729	22,354	10,929
Foreign taxes withheld	(2)	(221)	(30)	(202)	-	-	-
Securities lending	11	258	451	227	341	210	99
Total investment income	8,371	9,923	7,480	14,539	26,109	22,599	11,068

Expenses
Advisory fees	2,037	4,325	4,535	3,905	1,553	2,438	1,082
Administrative fees	377	727	637	596	314	394	224
12b-1 fee (Class A)	748	1,439	1,262	1,193	627	787	447
Legal fees	7	13	12	11	5	7	4
Trustee fees	8	15	13	12	6	8	4
Other expenses	8	23	15	14	7	9	5
Total expenses	3,185	6,542	6,474	5,731	2,512	3,643	1,766
Net investment income	5,186	3,381	1,006	8,808	23,597	18,956	9,302

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-	-
Investments	25,182	49,327	51,629	40,292	(1,993)	(1,606)	(1,634)
Foreign currency related items	-	(168)	(13)	(20)	-	(13)	(48)
Futures contracts and options written	-	-	-	(564)	-	610	957
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commissions recaptured	22	38	44	13	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	41,342	43,346	(10,606)	62,970	10,516	1,675	(818)
Foreign currency related items	-	(2)	-	5	-	29	(34)
Futures contracts and options written	-	-	-	-	-	(61)	(115)
Investment securities sold short	-	-	-	-	-	-	-
Net realized and unrealized gain (loss)	66,546	92,541	41,054	102,696	8,523	634	(1,692)

Net increase (decrease) in net assets
from operations	$ 71,732	$ 95,922	$ 42,060	$ 111,504	$ 32,120	$ 19,590	$ 7,610

(a) Dividends from affiliated investments	$ 423	$ 912	$ 1,061	$ 564	$ -	$ -	$ -
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

	JNL/AIM	JNL/AIM	JNL/AIM	JNL/Alger	JNL/Eagle	JNL/Eagle
	Large Cap	Real Estate	Small Cap	Growth	Core Equity	SmallCap
Operations	Growth Fund	Fund	Growth Fund	Fund	Fund	Equity Fund
Net investment income (loss)	$ 435	$ 4,560	$ (415)	$ 399	$ 1,782	$ (1,170)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	21,899	9,315	5,307	13,905	21,744	21,022
Foreign currency related items	55	(77)	-	(71)	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	50	31	5	384	74	84
Net change in unrealized appreciation or
depreciation on:
Investments	7,223	33,361	1,904	(3,909)	(488)	11,720
Foreign currency related items	2	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	29,664	47,190	6,801	10,708	23,112	31,656

Distributions to shareholders
From net investment income
Class A	(89)	(736)	-	(39)	(31)	-
Class B	-	(1)	-	-	-	-
From net realized gains
Class A	-	(1,684)	(4,161)	-	-	(16,048)
Class B	-	(2)	(17)	-	-	(19)
Total distributions to shareholders	(89)	(2,423)	(4,178)	(39)	(31)	(16,067)

Share transactions¹
Proceeds from the sale of shares
Class A	135,288	186,799	21,643	45,096	12,818	74,236
Class B	126	252	50	37	25	105
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	89	2,420	4,161	39	31	16,048
Class B	-	3	17	-	-	19
Cost of shares redeemed
Class A	(129,643)	(58,571)	(24,929)	(77,453)	(102,219)	(66,230)
Class B	(41)	(90)	(19)	(7)	(9)	(42)
Net increase (decrease) in net assets from
share transactions	5,819	130,813	923	(32,288)	(89,354)	24,136

Net increase (decrease) in net assets	35,394	175,580	3,546	(21,619)	(66,273)	39,725

Net assets beginning of period	361,653	79,355	49,934	251,077	244,420	159,616

Net assets end of period	$ 397,047	$ 254,935	$ 53,480	$ 229,458	$ 178,147	$ 199,341

Undistributed (excess of distribution
over) net investment income	$ 489	$ 3,603	$ -	$ 328	$ 1,707	$ -

¹Share transactions
Shares sold
Class A	10,538	13,416	1,483	2,613	797	3,297
Class B	10	18	3	2	2	5
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	7	156	291	2	2	727
Class B	-	-	1	-	-	1

Shares redeemed
Class A	(10,020)	(4,227)	(1,722)	(4,483)	(6,392)	(2,978)
Class B	(4)	(7)	(1)	-	(1)	(2)
Net increase (decrease)
Class A	525	9,345	52	(1,868)	(5,593)	1,046

Class B	6	11	3	2	1	4

		See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

						JNL/Goldman
	JNL/FMR	JNL/FMR	JNL/Franklin	JNL/Franklin	JNL/Goldman	Sachs Short
	Balanced	Mid-Cap	Templeton	Templeton Small	Sachs Mid Cap	Duration
Operations	Fund	Equity Fund	Income Fund (a)	Cap Value Fund	Value Fund	Bond Fund (a)
Net investment income (loss)	$ 2,229	$ (140)	$ 1,444	$ 696	$ 1,019	$ 8,993
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	11,651	19,345	259	4,826	5,040	(425)
Foreign currency related items	(16)	(3)	(2)	-	-	-
Futures contracts and options written	-	-	-	-	-	(1,891)
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	10	66	-	-	18	-
Net change in unrealized appreciation or
depreciation on:
Investments	1,156	5,716	3,116	9,798	10,655	2,613
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	(53)
Investment securities sold short	-	-	-	-	-	-
Net increase in net assets from
operations	15,030	24,984	4,817	15,320	16,732	9,237

Distributions to shareholders
From net investment income
Class A	(1,392)	-	(1,445)	(159)	(460)	-
Class B	(1)	-	(4)	-	(1)	-
From net realized gains
Class A	(2,603)	-	(123)	(1,067)	(1,947)	-
Class B	(3)	-	-	(2)	(3)	-
Total distributions to shareholders	(3,999)	-	(1,572)	(1,228)	(2,411)	-

Share transactions¹
Proceeds from the sale of shares
Class A	53,686	48,226	87,819	92,668	82,189	381,227
Class B	26	22	104	125	100	100
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	3,995	-	1,568	1,226	2,407	-
Class B	4	-	4	2	4	-
Cost of shares redeemed
Class A	(33,865)	(68,862)	(27,973)	(49,747)	(40,251)	(63,390)
Class B	(7)	(4)	-	(57)	(72)	-
Net increase (decrease) in net assets from
share transactions	23,839	(20,618)	61,522	44,217	44,377	317,937

Net increase (decrease) in net assets	34,870	4,366	64,767	58,309	58,698	327,174

Net assets beginning of period	128,039	217,301	-	72,538	85,940	-

Net assets end of period	$ 162,909	$ 221,667	$ 64,767	$ 130,847	$ 144,638	$ 327,174

Undistributed (excess of distribution
over) net investment income	$ 2,205	$ -	$ -	$ 696	$ 956	$ 8,555

¹Share transactions
Shares sold
Class A	4,665	2,789	8,512	7,630	6,747	37,972
Class B	3	1	11	11	9	10
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	335	-	147	96	186	-

Class B	-	-	-	-	-	-
Shares redeemed
Class A	(2,943)	(3,966)	(2,619)	(4,133)	(3,323)	(6,253)
Class B	(1)	-	-	(4)	(6)	-
Net increase (decrease)
Class A	2,057	(1,177)	6,040	3,593	3,610	31,719

Class B	2	1	11	7	3	10

(a) Period from May 1, 2006 (commencement of operations)
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

						JNL/Mellon
						Capital
	JNL/JPMorgan	JNL/JPMorgan	JNL/Lazard	JNL/Lazard	JNL/Lazard	Management
	International	International	Emerging	Mid Cap	Small Cap	Bond Index
Operations	Equity Fund	Value Fund	Markets Fund (a)	Value Fund	Value Fund	Fund
Net investment income (loss)	$ 3,180	$ 7,320	$ 642	$ 1,065	$ 57	$ 9,324
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	6,585	51,809	(27)	23,446	32,797	(795)
Foreign currency related items	94	(1,043)	(227)	-	-	-
Futures contracts and options written	-	773	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	-	17	-	150	238	-
Net change in unrealized appreciation or
depreciation on:
Investments	37,877	37,686	8,584	4,224	(3,837)	(268)
Foreign currency related items	10	92	(1)	-	-	-
Futures contracts and options written	-	16	-	-	-	-
Investment securities sold short	-	-	-	-	-	12
Net increase (decrease) in net assets
from operations	47,746	96,670	8,971	28,885	29,255	8,273

Distributions to shareholders
From net investment income
Class A	(3,600)	(2,726)	-	(967)	-	(4,936)
Class B	(34)	(2)	-	(6)	-	(4)
From net realized gains
Class A	-	(11,114)	-	(18,982)	(27,257)	-
Class B	-	(9)	-	(268)	(51)	-
Total distributions to shareholders	(3,634)	(13,851)	-	(20,223)	(27,308)	(4,940)

Share transactions¹
Proceeds from the sale of shares
Class A	114,201	267,187	92,214	63,996	53,742	117,399
Class B	13,964	270	145	2,809	72	587
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	3,600	13,840	-	19,949	27,257	4,936
Class B	34	11	-	274	51	4
Cost of shares redeemed
Class A	(102,624)	(112,234)	(12,543)	(103,736)	(126,332)	(58,713)
Class B	(546)	(123)	(11)	(203)	(50)	(54)
Net increase (decrease) in net assets from
share transactions	28,629	168,951	79,805	(16,911)	(45,260)	64,159

Net increase (decrease) in net assets	72,741	251,770	88,776	(8,249)	(43,313)	67,492

Net assets beginning of period	201,688	234,283	-	228,988	198,054	180,689

Net assets end of period	$ 274,429	$ 486,053	$ 88,776	$ 220,739	$ 154,741	$ 248,181

Undistributed (excess of distribution
over) net investment income	$ (342)	$ 6,789	$ 415	$ 192	$ 43	$ 9,316

¹Share transactions
Shares sold
Class A	8,509	21,204	9,392	4,492	3,907	10,852
Class B	1,011	20	15	193	5	54
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	249	995	-	1,425	2,236	450

Class B	2	1	-	19	4	-
Shares redeemed
Class A	(7,652)	(8,966)	(1,326)	(7,354)	(9,053)	(5,433)
Class B	(38)	(9)	(1)	(14)	(4)	(5)
Net increase (decrease)
Class A	1,106	13,233	8,066	(1,437)	(2,910)	5,869

Class B	975	12	14	198	5	49

(a) Period from May 1, 2006 (commencement of operations)
		See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006
	JNL/Mellon
	Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Management	Capital	Capital	Capital	Capital	JNL/
	Enhanced	Management	Management	Management	Management	Oppenheimer
	S&P 500 Stock	International	S&P 400 MidCap	S&P 500 Index	Small Cap	Global
Operations	Index Fund	Index Fund	Index Fund	Fund	Index Fund	Growth Fund
Net investment income (loss)	$ 757	$ 8,258	$ 3,293	$ 6,911	$ 2,984	$ 1,784
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	2,582	2,975	14,448	3,847	19,983	25,592
Foreign currency related items	-	745	-	-	-	(315)
Futures contracts and options written	182	827	-	-	612	6
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	6,937	77,736	13,639	59,968	22,940	23,437
Foreign currency related items	-	(21)	-	-	-	7
Futures contracts and options written	31	10	(60)	216	(53)	-
Investment securities sold short	-	-	-	-	-	-
Net increase in net assets from
operations	10,489	90,530	31,320	70,942	46,466	50,511

Distributions to shareholders
From net investment income
Class A	(936)	(10,813)	(3,066)	(6,994)	(2,632)	(1,601)
Class B	(1)	(33)	(10)	(45)	(9)	(1)
From net realized gains
Class A	(6,553)	(4,370)	(12,261)	(3,442)	(18,713)	(11,018)
Class B	(21)	(52)	(89)	(58)	(149)	(12)
Total distributions to shareholders	(7,511)	(15,268)	(15,426)	(10,539)	(21,503)	(12,632)

Share transactions¹
Proceeds from the sale of shares
Class A	26,227	216,581	152,321	177,715	143,751	132,646
Class B	48	5,479	2,594	8,780	2,464	184
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	7,489	15,183	15,327	10,436	21,345	12,619
Class B	22	85	99	103	158	13
Cost of shares redeemed
Class A	(21,127)	(103,722)	(90,768)	(116,190)	(88,290)	(123,254)
Class B	(18)	(450)	(231)	(433)	(261)	(49)
Net increase (decrease) in net assets from
share transactions	12,641	133,156	79,342	80,411	79,167	22,159

Net increase (decrease) in net assets	15,619	208,418	95,236	140,814	104,130	60,038

Net assets beginning of period	62,232	295,051	288,731	427,912	237,708	289,594

Net assets end of period	$ 77,851	$ 503,469	$ 383,967	$ 568,726	$ 341,838	$ 349,632

Undistributed (excess of distribution
over) net investment income	$ 751	$ 1,650	$ 1,027	$ 133	$ 1,255	$ 1,899

¹Share transactions
Shares sold
Class A	2,933	14,319	10,252	15,778	9,831	9,173
Class B	6	350	178	757	171	12
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions

Class A	853	924	1,023	865	1,453	829
Class B	3	5	6	8	11	1
Shares redeemed
Class A	(2,407)	(6,854)	(6,103)	(10,307)	(6,021)	(8,493)
Class B	(2)	(28)	(15)	(37)	(18)	(3)
Net increase (decrease)
Class A	1,379	8,389	5,172	6,336	5,263	1,509

Class B	7	327	169	728	164	10

		See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

						JNL/S&P
	JNL/	JNL/PIMCO	JNL/Putnam	JNL/Putnam	JNL/Putnam	Managed
	Oppenheimer	Total Return	Equity	Midcap	Value	Aggressive
Operations	Growth Fund	Bond Fund	Fund	Growth Fund	Equity Fund	Growth Fund
Net investment income (loss)	$ (87)	$ 27,741	$ 511	$ (92)	$ 1,584	$ 1,856
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	14,680
Investments	1,175	502	12,796	4,843	21,673	38,242
Foreign currency related items	-	48	1	-	-	-
Futures contracts and options written	31	(1,081)	-	-	-	-
Investment securities sold short	-	653	-	-	-	-
Brokerage commission recapture	-	-	52	13	43	-
Net change in unrealized appreciation or
depreciation on:
Investments	204	(35)	5,382	(2,914)	(2,707)	39,347
Foreign currency related items	-	(158)	-	-	-	-
Futures contracts and options written	-	(3,873)	-	-	-	-
Investment securities sold short	-	28	-	-	-	-
Net increase (decrease) in net assets
from operations	1,323	23,825	18,742	1,850	20,593	94,125

Distributions to shareholders
From net investment income
Class A	-	(27,254)	(551)	-	(53)	(1,898)
Class B	-	(63)	-	-	-	-
From net realized gains
Class A	-	(195)	-	-	-	(37,900)
Class B	-	(2)	-	-	-	-
Total distributions to shareholders	-	(27,514)	(551)	-	(53)	(39,798)

Share transactions¹
Proceeds from the sale of shares
Class A	11,709	348,079	20,593	16,209	15,245	96,057
Class B	21	6,905	22	46	7	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	27,449	551	-	53	39,798
Class B	-	65	-	-	-	-
Cost of shares redeemed
Class A	(11,062)	(183,568)	(57,995)	(17,793)	(51,452)	(175,177)
Class B	(8)	(178)	(16)	(15)	-	-
Net increase (decrease) in net assets from
share transactions	660	198,752	(36,845)	(1,553)	(36,147)	(39,322)

Net increase (decrease) in net assets	1,983	195,063	(18,654)	297	(15,607)	15,005

Net assets beginning of period	28,423	572,066	162,005	36,523	181,470	657,320

Net assets end of period	$ 30,406	$ 767,129	$ 143,351	$ 36,820	$ 165,863	$ 672,325

Undistributed (excess of distribution
over) net investment income	$ -	$ 7,745	$ 508	$ -	$ 1,584	$ 2,851

¹Share transactions
Shares sold
Class A	1,224	29,517	994	1,721	808	7,050
Class B	3	563	1	6	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	2,338	24	-	3	2,869
Class B	-	5	-	-	-	-

Shares redeemed
Class A	(1,167)	(15,563)	(2,786)	(1,911)	(2,729)	(12,933)
Class B	(1)	(15)	(1)	(2)	-	-
Net increase (decrease)
Class A	57	16,292	(1,768)	(190)	(1,918)	(3,014)

Class B	2	553	-	4	-	-

		See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

	JNL/S&P		JNL/S&P	JNL/S&P
	Managed	JNL/S&P	Managed	Managed	JNL/S&P	JNL/S&P
	Conservative	Managed	Moderate	Moderate	Retirement	Retirement
Operations	Fund	Growth Fund	Fund	Growth Fund	2015 Fund (a)	2020 Fund (a)
Net investment income (loss)	$ 1,933	$ 5,978	$ 3,395	$ 9,583	$ 33	$ 13
Net realized gain on:
Distributions from investment companies	793	25,784	3,491	18,397	83	46
Investments	892	39,509	3,421	23,654	10	4
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	4,905	79,387	14,689	63,277	221	96
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	8,523	150,658	24,996	114,911	347	159

Distributions to shareholders
From net investment income
Class A	(2,119)	(7,372)	(3,417)	(9,669)	-	-
Class B	-	-	-	-	-	-
From net realized gains
Class A	(839)	(54,744)	(3,911)	(33,633)	-	-
Class B	-	-	-	-	-	-
Total distributions to shareholders	(2,958)	(62,116)	(7,328)	(43,302)	-	-

Share transactions¹
Proceeds from the sale of shares
Class A	85,636	272,876	196,435	361,928	5,340	2,310
Class B	-	-	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	2,958	62,116	7,328	43,302	-	-
Class B	-	-	-	-	-	-
Cost of shares redeemed
Class A	(37,675)	(236,538)	(64,901)	(214,398)	(559)	(113)
Class B	-	-	-	-	-	-
Net increase in net assets from share
transactions	50,919	98,454	138,862	190,832	4,781	2,197

Net increase in net assets	56,484	186,996	156,530	262,441	5,128	2,356

Net assets beginning of period	80,642	1,059,806	157,719	861,543	-	-

Net assets end of period	$ 137,126	$ 1,246,802	$ 314,249	$ 1,123,984	$ 5,128	$ 2,356

Undistributed (excess of distribution
over) net investment income	$ 2,043	$ 3,844	$ 3,393	$ 2,747	$ 47	$ 20

¹Share transactions
Shares sold
Class A	7,768	20,460	17,101	28,454	520	223
Class B	-	-	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	261	4,567	616	3,313	-	-
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(3,424)	(17,872)	(5,594)	(16,870)	(54)	(11)
Class B	-	-	-	-	-	-
Net increase
Class A	4,605	7,155	12,123	14,897	466	212

Class B	-	-	-	-	-	-

(a) Period from January 17, 2006 (commencement of operations)
			See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

	JNL/S&P	JNL/S&P	JNL/Select	JNL/Select	JNL/Select	JNL/Select
	Retirement	Retirement	Balanced	Global Growth	Large Cap	Money
Operations	2025 Fund (a)	Income Fund (a)	Fund	Fund	Growth Fund	Market Fund
Net investment income (loss)	$ 6	$ 145	$ 10,389	$ 589	$ (134)	$ 12,358
Net realized gain (loss) on:
Distributions from investment companies	24	83	-	-	-	-
Investments	5	55	20,039	16,625	18,058	-
Foreign currency related items	-	-	-	(60)	1	-
Futures contracts and options written	-	-	(158)	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	-	-	16	47	30	-
Net change in unrealized appreciation or
depreciation on:
Investments	33	206	22,499	5,367	(9,789)	-
Foreign currency related items	-	-	-	2	-	-
Futures contracts and options written	-	-	63	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	68	489	52,848	22,570	8,166	12,358

Distributions to shareholders
From net investment income
Class A	-	-	(7,546)	(495)	-	(12,302)
Class B	-	-	(3)	-	-	(56)
From net realized gains
Class A	-	-	(5,962)	-	-	-
Class B	-	-	(4)	-	-	-
Total distributions to shareholders	-	-	(13,515)	(495)	-	(12,358)

Share transactions¹
Proceeds from the sale of shares
Class A	1,282	11,581	94,993	17,065	27,531	938,894
Class B	-	-	91	83	45	3,714
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	13,508	495	-	12,244
Class B	-	-	7	-	-	56
Cost of shares redeemed
Class A	(217)	(2,181)	(104,293)	(68,002)	(65,271)	(940,495)
Class B	-	-	(43)	(20)	(21)	(1,284)
Net increase (decrease) in net assets from
share transactions	1,065	9,400	4,263	(50,379)	(37,716)	13,129

Net increase (decrease) in net assets	1,133	9,889	43,596	(28,304)	(29,550)	13,129

Net assets beginning of period	-	-	396,548	188,715	216,147	258,921

Net assets end of period	$ 1,133	$ 9,889	$ 440,144	$ 160,411	$ 186,597	$ 272,050

Undistributed (excess of distribution
over) net investment income	$ 9	$ 161	$ 10,201	$ 528	$ -	$ -

¹Share transactions
Shares sold
Class A	122	1,130	5,713	811	1,325	938,894
Class B	-	-	6	4	2	3,714
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	779	22	-	12,244
Class B	-	-	-	-	-	56
Shares redeemed
Class A	(21)	(209)	(6,308)	(3,209)	(3,160)	(940,495)
Class B	-	-	(3)	(1)	(1)	(1,284)
Net increase (decrease)
Class A	101	921	184	(2,376)	(1,835)	10,643

Class B	-	-	3	3	1	2,486

(a) Period from January 17, 2006 (commencement of operations)
			See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006

		JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe			JNL/Western
		Price	Price	Price	JNL/Western	JNL/Western	U.S. Government
	JNL/Select	Established	Mid-Cap	Value	High Yield	Strategic Bond	& Quality
Operations	Value Fund	Growth Fund	Growth Fund	Fund	Bond Fund	Fund	Bond Fund
Net investment income (loss)	$ 5,186	$ 3,381	$ 1,006	$ 8,808	$ 23,597	$ 18,956	$ 9,302
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-
Investments	25,182	49,327	51,629	40,292	(1,993)	(1,606)	(1,634)
Foreign currency related items	-	(168)	(13)	(20)	-	(13)	(48)
Futures contracts and options written	-	-	-	(564)	-	610	957
Investment securities sold short	-	-	-	-	-	-	-
Brokerage commission recapture	22	38	44	13	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	41,342	43,346	(10,606)	62,970	10,516	1,675	(818)
Foreign currency related items	-	(2)	-	5	-	29	(34)
Futures contracts and options written	-	-	-	-	-	(61)	(115)
Investment securities sold short	-	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	71,732	95,922	42,060	111,504	32,120	19,590	7,610

Distributions to shareholders
From net investment income
Class A	(7,173)	(3,067)	(925)	(5,459)	(23,297)	(358)	-
Class B	(69)	(39)	(5)	(2)	(88)	-	-
From net realized gains
Class A	(16,439)	(5,858)	(50,448)	(39,549)	-	-	-
Class B	(445)	(250)	(2,001)	(22)	-	-	-
Total distributions to shareholders	(24,126)	(9,214)	(53,379)	(45,032)	(23,385)	(358)	-

Share transactions¹
Proceeds from the sale of shares
Class A	255,096	171,787	173,313	209,411	192,977	215,000	93,531
Class B	12,780	30,515	24,213	137	4,468	216	39
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	23,612	8,925	51,373	45,008	23,297	358	-
Class B	514	289	2,006	24	88	-	-
Cost of shares redeemed
Class A	(121,667)	(247,258)	(211,394)	(184,043)	(135,569)	(112,631)	(80,638)
Class B	(779)	(756)	(983)	(89)	(435)	(140)	(25)
Net increase (decrease) in net assets from
share transactions	169,556	(36,498)	38,528	70,448	84,826	102,803	12,907

Net increase (decrease) in net assets	217,162	50,210	27,209	136,920	93,561	122,035	20,517

Net assets beginning of period	277,619	732,746	623,658	545,182	276,635	339,114	214,711

Net assets end of period	$ 494,781	$ 782,956	$ 650,867	$ 682,102	$ 370,196	$ 461,149	$ 235,228

Undistributed (excess of distribution
over) net investment income	$ -	$ 675	$ 63	$ 8,793	$ 427	$ 19,011	$ 9,219

¹Share transactions
Shares sold
Class A	13,725	8,477	5,723	13,887	23,333	19,165	8,437
Class B	664	1,474	808	9	518	18	4
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,215	409	1,766	2,887	2,845	31	-
Class B	26	13	68	2	10	-	-
Shares redeemed
Class A	(6,551)	(12,200)	(6,981)	(12,243)	(16,429)	(10,038)	(7,253)
Class B	(39)	(35)	(31)	(6)	(50)	(12)	(2)
Net increase (decrease)
Class A	8,389	(3,314)	508	4,531	9,749	9,158	1,184

Class B	651	1,452	845	5	478	6	2

			See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

	JNL/AIM	JNL/AIM	JNL/AIM	JNL/Alger	JNL/Eagle	JNL/Eagle
	Large Cap	Real Estate	Small Cap	Growth	Core Equity	SmallCap
Operations	Growth Fund	Fund (a)	Growth Fund	Fund	Fund	Equity Fund
Net investment income (loss)	$ 91	$ 1,403	$ (316)	$ 39	$ 2,232	$ (1,134)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	4,371	1,182	5,314	35,396	20,788	16,748
Foreign currency related items	(2)	1	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	68	20	5	213	132	105
Net change in unrealized appreciation or
depreciation on:
Investments	27,559	6,273	(1,161)	(10,404)	(18,836)	(11,334)
Foreign currency related items	(1)	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	32,086	8,879	3,842	25,244	4,316	4,385

Distributions to shareholders
From net investment income
Class A	(116)	-	-	(252)	(2,130)	-
Class B	-	-	-	-	(1)	-
From net realized gains on
investment transactions
Class A	-	-	-	-	-	(2,697)
Class B	-	-	-	-	-	(2)
Total distributions to shareholders	(116)	-	-	(252)	(2,131)	(2,699)

Share transactions¹
Proceeds from the sale of shares
Class A	220,854	99,343	20,240	49,464	61,740	43,584
Class B	206	129	138	121	255	135
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	116	-	-	252	2,130	2,697
Class B	-	-	-	-	1	2
Cost of shares redeemed
Class A	(82,509)	(28,995)	(18,649)	(116,391)	(179,743)	(58,235)
Class B	(11)	(1)	(2)	(6)	(146)	(6)
Net increase (decrease) in net assets from
share transactions	138,656	70,476	1,727	(66,560)	(115,763)	(11,823)

Net increase (decrease) in net assets	170,626	79,355	5,569	(41,568)	(113,578)	(10,137)

Net assets beginning of period	191,027	-	44,365	292,645	357,998	169,753

Net assets end of period	$ 361,653	$ 79,355	$ 49,934	$ 251,077	$ 244,420	$ 159,616

Undistributed (accumulated) net
investment income (loss)	$ 88	$ 932	$ -	$ 39	$ 123	$ -

¹Share transactions

Shares sold
Class A	19,578	9,398	1,584	3,137	4,207	2,291
Class B	18	13	11	8	17	7
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	9	-	-	14	139	133
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(7,056)	(2,630)	(1,462)	(7,597)	(12,339)	(2,999)
Class B	-	-	-	-	(9)	-
Net increase (decrease)	12,549	6,781	133	(4,438)	(7,985)	(568)

(a) Period from May 2, 2005 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

	JNL/FMR	JNL/FMR	JNL/Franklin	JNL/Goldman	JNL/JPMorgan	JNL/JPMorgan
	Balanced	Capital	Templeton Small	Sachs Mid	International	International
Operations	Fund	Growth Fund	Cap Value Fund (a)	Cap Value Fund (a)	Equity Fund	Value Fund
Net investment income (loss)	$ 1,394	$ (225)	$ 159	$ 461	$ 1,950	$ 2,624
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	5,052	20,477	1,069	1,933	11,976	10,053
Foreign currency related items	(2)	(2)	-	-	925	268
Futures contracts and options written	-	-	-	-	-	1,044
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	18	149	-	9	30	34
Net change in unrealized appreciation or
depreciation on:
Investments	4,947	(6,125)	4,118	5,230	7,148	22,587
Foreign currency related items	(1)	-	-	-	(231)	(152)
Futures contracts and options written	-	-	-	-	-	185
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	11,408	14,274	5,346	7,633	21,798	36,643

Distributions to shareholders
From net investment income
Class A	(10)	(600)	-	-	(3,143)	(239)
Class B	-	-	-	-	(2)	-
From net realized gains on
investment transactions
Class A	-	-	-	-	-	(1,349)
Class B	-	-	-	-	-	(1)
Total distributions to shareholders	(10)	(600)	-	-	(3,145)	(1,589)

Share transactions¹
Proceeds from the sale of shares
Class A	37,335	61,573	85,596	92,414	125,482	173,826
Class B	118	115	128	136	120	143
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	10	600	-	-	3,143	1,588
Class B	-	-	-	-	2	1
Cost of shares redeemed
Class A	(25,386)	(69,063)	(18,532)	(14,243)	(40,710)	(58,409)
Class B	(2)	(3)	-	-	(1)	(6)
Net increase (decrease) in net assets from
share transactions	12,075	(6,778)	67,192	78,307	88,036	117,143

Net increase (decrease) in net assets	23,473	6,896	72,538	85,940	106,689	152,197

Net assets beginning of period	104,566	210,405	-	-	94,999	82,086

Net assets end of period	$ 128,039	$ 217,301	$ 72,538	$ 85,940	$ 201,688	$ 234,283

Undistributed (accumulated) net
investment income (loss)	$ 1,392	$ -	$ 159	$ 461	$ 18	$ 2,790

¹Share transactions

Shares sold
Class A	3,622	4,115	8,296	8,831	11,520	18,478
Class B	12	8	12	13	11	15
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	1	36	-	-	260	145
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(2,459)	(4,483)	(1,730)	(1,298)	(3,633)	(6,052)
Class B	-	-	-	-	-	(1)
Net increase (decrease)	1,176	(324)	6,578	7,546	8,158	12,585

(a) Period from May 2, 2005 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005
				JNL/Mellon
			JNL/Mellon	Capital	JNL/Mellon	JNL/Mellon
			Capital	Management	Capital	Capital
	JNL/Lazard	JNL/Lazard	Management	Enhanced	Management	Management
	Mid Cap	Small Cap	Bond Index	S&P 500 Stock	International	S&P 400 MidCap
Operations	Value Fund	Value Fund	Fund	Index Fund	Index Fund	Index Fund
Net investment income (loss)	$ 1,081	$ (135)	$ 5,079	$ 946	$ 5,532	$ 1,956
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	27,917	19,756	(1,025)	7,394	29,368	12,468
Foreign currency related items	-	-	-	-	(757)	-
Futures contracts and options written	-	-	-	51	1,747	726
Investment securities sold short	-	-	(6)	-	-	-
Brokerage commission recapture	113	197	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	(11,888)	(13,374)	(1,503)	(9,773)	(6,868)	13,512
Foreign currency related items	-	-	-	-	(195)	-
Futures contracts and options written	-	-	-	(143)	25	(153)
Investment securities sold short	-	-	(12)	-	-	-
Net increase (decrease) in net assets
from operations	17,223	6,444	2,533	(1,525)	28,852	28,509

Distributions to shareholders
From net investment income
Class A	(821)	-	(3,551)	(1,815)	(5,087)	(1,807)
Class B	(1)	-	(3)	(5)	(6)	(2)
From net realized gains on
investment transactions
Class A	(34,050)	(23,281)	(1,021)	(4,013)	(31,035)	(11,127)
Class B	(37)	(27)	(1)	(12)	(40)	(9)
Total distributions to shareholders	(34,909)	(23,308)	(4,576)	(5,845)	(36,168)	(12,945)

Share transactions¹
Proceeds from the sale of shares
Class A	88,742	66,609	97,059	20,734	167,376	128,129
Class B	220	206	139	177	333	192
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	34,871	23,281	4,572	5,828	36,122	12,934
Class B	38	27	4	17	46	11
Cost of shares redeemed
Class A	(99,754)	(94,067)	(35,487)	(138,593)	(199,617)	(66,879)
Class B	(14)	(16)	(12)	(9)	(41)	(61)
Net increase (decrease) in net assets from
share transactions	24,103	(3,960)	66,275	(111,846)	4,219	74,326

Net increase (decrease) in net assets	6,417	(20,824)	64,232	(119,216)	(3,097)	89,890

Net assets beginning of period	222,571	218,878	116,457	181,448	298,148	198,841

Net assets end of period	$ 228,988	$ 198,054	$ 180,689	$ 62,232	$ 295,051	$ 288,731

Undistributed (accumulated) net
investment income (loss)	$ 184	$ 55	$ 4,939	$ 940	$ 3,493	$ 971

¹Share transactions

Shares sold
Class A	5,982	4,836	8,877	2,351	11,998	9,307
Class B	15	15	13	20	24	14
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	2,560	1,809	425	695	2,656	903
Class B	3	2	-	1	3	1
Shares redeemed
Class A	(6,827)	(6,995)	(3,250)	(16,204)	(14,775)	(4,874)
Class B	(1)	(1)	(1)	(1)	(3)	(5)
Net increase (decrease)	1,732	(334)	6,064	(13,138)	(97)	5,346

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

	JNL/Mellon	JNL/Mellon
	Capital	Capital	JNL/	JNL/
	Management	Management	Oppenheimer	Oppenheimer	JNL/PIMCO	JNL/Putnam
	S&P 500 Index	Small Cap	Global	Growth	Total Return	Equity
Operations	Fund	Index Fund	Growth Fund	Fund	Bond Fund	Fund
Net investment income (loss)	$ 4,974	$ 1,704	$ 1,836	$ (76)	$ 15,118	$ 556
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	9,651	7,142	15,161	893	(996)	20,405
Foreign currency related items	-	-	(325)	-	1,589	(1)
Futures contracts and options written	398	328	-	-	(585)	-
Investment securities sold short	-	-	-	-	82	-
Brokerage commission recapture	-	-	-	-	-	68
Net change in unrealized appreciation or
depreciation on:
Investments	990	1,269	17,735	1,489	(5,953)	(6,702)
Foreign currency related items	-	-	(4)	-	(54)	-
Futures contracts and options written	(327)	(34)	-	-	1,118	(2)
Investment securities sold short	-	-	-	-	27	-
Net increase (decrease) in net assets
from operations	15,686	10,409	34,403	2,306	10,346	14,324

Distributions to shareholders
From net investment income
Class A	(4,661)	(1,533)	(598)	(32)	(15,344)	(1,262)
Class B	(6)	(2)	-	-	(5)	(1)
From net realized gains on
investment transactions
Class A	(12,636)	(8,013)	-	-	(10,153)	-
Class B	(16)	(8)	-	-	(3)	-
Total distributions to shareholders	(17,319)	(9,556)	(598)	(32)	(25,505)	(1,263)

Share transactions¹
Proceeds from the sale of shares
Class A	187,236	108,693	94,274	12,098	291,634	56,843
Class B	358	204	162	123	153	102
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	17,297	9,546	598	32	25,497	1,262
Class B	22	10	-	-	8	1
Cost of shares redeemed
Class A	(137,370)	(55,448)	(74,305)	(10,579)	(120,208)	(58,943)
Class B	(82)	(57)	(11)	(5)	(13)	(1)
Net increase (decrease) in net assets from
share transactions	67,461	62,948	20,718	1,669	197,071	(736)

Net increase (decrease) in net assets	65,828	63,801	54,523	3,943	181,912	12,325

Net assets beginning of period	362,084	173,907	235,071	24,480	390,154	149,680

Net assets end of period	$ 427,912	$ 237,708	$ 289,594	$ 28,423	$ 572,066	$ 162,005

Undistributed (accumulated) net
investment income (loss)	$ 296	$ 1,029	$ 1,372	$ -	$ 6,802	$ 552

¹Share transactions

Shares sold
Class A	17,546	8,230	7,786	1,384	24,036	3,084
Class B	33	16	14	15	13	5
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,607	703	44	4	2,177	62
Class B	2	1	-	-	1	-
Shares redeemed
Class A	(13,055)	(4,199)	(6,165)	(1,216)	(9,920)	(3,128)
Class B	(7)	(4)	(1)	(1)	(1)	-
Net increase (decrease)	6,126	4,747	1,678	186	16,306	23

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

			JNL/S&P	JNL/S&P		JNL/S&P
	JNL/Putnam	JNL/Putnam	Managed	Managed	JNL/S&P	Managed
	Midcap	Value	Aggressive	Conservative	Managed	Moderate
Operations	Growth Fund	Equity Fund	Growth Fund	Fund	Growth Fund	Fund
Net investment income (loss)	$ (127)	$ 1,884	$ 1,429	$ 1,776	$ 6,256	$ 2,665
Net realized gain (loss) on:
Distributions from investment companies	-	-	11,397	1,001	19,099	2,104
Investments	4,074	21,217	25,147	87	29,835	(41)
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	10	46	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	(203)	(14,474)	14,146	(438)	19,167	1,469
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	3,754	8,673	52,119	2,426	74,357	6,197

Distributions to shareholders
From net investment income
Class A	-	(1,835)	(5,023)	(198)	(10,915)	(256)
Class B	-	(1)	-	-	-	-
From net realized gains on
investment transactions
Class A	-	-	-	(71)	(36,235)	(112)
Class B	-	-	-	-	-	-
Total distributions to shareholders	-	(1,836)	(5,023)	(269)	(47,150)	(368)

Share transactions¹
Proceeds from the sale of shares
Class A	14,478	15,724	97,087	79,522	201,349	151,300
Class B	122	100	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	1,835	5,023	269	47,150	368
Class B	-	1	-	-	-	-
Cost of shares redeemed
Class A	(15,654)	(58,643)	(162,597)	(15,215)	(217,462)	(19,651)
Class B	(7)	-	-	-	-	-
Net increase (decrease) in net assets from
share transactions	(1,061)	(40,983)	(60,487)	64,576	31,037	132,017

Net increase (decrease) in net assets	2,693	(34,146)	(13,391)	66,733	58,244	137,846

Net assets beginning of period	33,830	215,616	670,711	13,909	1,001,562	19,873

Net assets end of period	$ 36,523	$ 181,470	$ 657,320	$ 80,642	$1,059,806	$ 157,719

Undistributed (accumulated) net
investment income (loss)	$ -	$ 53	$ 2,893	$ 2,229	$ 5,238	$ 3,415

¹Share transactions

Shares sold
Class A	1,732	895	8,162	7,612	16,349	14,203

Class B	15	6	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	102	390	25	3,723	33
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(1,899)	(3,346)	(13,586)	(1,444)	(17,618)	(1,834)
Class B	(1)	-	-	-	-	-
Net increase (decrease)	(153)	(2,343)	(5,034)	6,193	2,454	12,402

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

				JNL/Salomon
	JNL/S&P	JNL/Salomon	JNL/Salomon	Brothers
	Managed	Brothers	Brothers	U.S. Government	JNL/Select	JNL/Select
	Moderate	High Yield	Strategic Bond	& Quality	Balanced	Global Growth
Operations	Growth Fund	Bond Fund	Fund	Bond Fund	Fund	Fund
Net investment income (loss)	$ 10,165	$ 19,850	$ 12,704	$ 7,699	$ 8,545	$ 559
Net realized gain (loss) on:
Distributions from investment companies	14,008	-	-	-	-	-
Investments	12,652	1,053	2,994	9	9,498	9,492
Foreign currency related items	-	(13)	1,243	-	-	(136)
Futures contracts and options written	-	-	516	121	35	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	-	-	-	-	21	155
Net change in unrealized appreciation or
depreciation on:
Investments	13,850	(16,736)	(9,840)	(2,844)	1,845	(7,722)
Foreign currency related items	-	-	311	-	-	(4)
Futures contracts and options written	-	-	(305)	(367)	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	50,675	4,154	7,623	4,618	19,944	2,344

Distributions to shareholders
From net investment income
Class A	(14,006)	(19,630)	(13,862)	(7,615)	(8,429)	(972)
Class B	-	(15)	(7)	(4)	(4)	(1)
From net realized gains on
investment transactions
Class A	(6,109)	(2,723)	(6,043)	(1,789)	(42,427)	-
Class B	-	(2)	(3)	(1)	(21)	-
Total distributions to shareholders	(20,115)	(22,370)	(19,915)	(9,409)	(50,881)	(973)

Share transactions¹
Proceeds from the sale of shares
Class A	333,816	143,313	181,887	78,244	88,334	31,400
Class B	-	211	239	116	174	109
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	20,115	22,353	19,905	9,404	50,856	972
Class B	-	17	10	5	25	1
Cost of shares redeemed
Class A	(142,054)	(155,990)	(87,268)	(66,132)	(93,234)	(63,089)
Class B	-	(15)	(81)	(11)	(8)	(2)
Net increase (decrease) in net assets from
share transactions	211,877	9,889	114,692	21,626	46,147	(30,609)

Net increase (decrease) in net assets	242,437	(8,327)	102,400	16,835	15,210	(29,238)

Net assets beginning of period	619,106	284,962	236,714	197,876	381,338	217,953

Net assets end of period	$ 861,543	$ 276,635	$ 339,114	$ 214,711	$ 396,548	$ 188,715

Undistributed (accumulated) net
investment income (loss)	$ 2,833	$ 193	$ 366	$ -	$ 7,550	$ 421

¹Share transactions

Shares sold
Class A	28,403	16,850	15,702	6,819	5,106	1,739
Class B	-	24	20	10	10	6
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,646	2,812	1,786	845	3,183	49
Class B	-	2	1	-	2	-
Shares redeemed
Class A	(12,046)	(18,403)	(7,542)	(5,774)	(5,392)	(3,437)
Class B	-	(2)	(7)	(1)	-	-
Net increase (decrease)	18,003	1,283	9,960	1,899	2,909	(1,643)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

				JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe
	JNL/Select	JNL/Select		Price	Price	Price
	Large Cap	Money	JNL/Select	Established	Mid-Cap	Value
Operations	Growth Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund
Net investment income (loss)	$ (409)	$ 6,462	$ 3,113	$ 1,641	$ (1,780)	$ 5,495
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	8,036	-	5,360	36,305	46,827	39,813
Foreign currency related items	-	-	-	(231)	(3)	(29)
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	39	-	17	46	32	13
Net change in unrealized appreciation or
depreciation on:
Investments	(1,366)	-	10,693	9,088	32,243	(13,628)
Foreign currency related items	-	-	-	(2)	-	(6)
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	6,300	6,462	19,183	46,847	77,319	31,658

Distributions to shareholders
From net investment income
Class A	-	(6,455)	(3,126)	(1,437)	-	(4,182)
Class B	-	(7)	(2)	-	-	(2)
From net realized gains on
investment transactions
Class A	-	-	(14,917)	-	(42,638)	(16,237)
Class B	-	-	(8)	-	(19)	(8)
Total distributions to shareholders	-	(6,462)	(18,053)	(1,437)	(42,657)	(20,429)

Share transactions¹
Proceeds from the sale of shares
Class A	38,498	388,375	173,926	205,985	153,324	180,130
Class B	126	823	137	172	230	255
Proceeds in connection with acquisition
Class A	-	-	-	36,921	-	-
Class B	-	-	-	2	-	-
Reinvestment of distributions
Class A	-	6,455	18,043	1,437	42,638	20,419
Class B	-	7	10	-	19	10
Cost of shares redeemed
Class A	(124,268)	(374,193)	(69,919)	(164,067)	(148,971)	(152,001)
Class B	(2)	(399)	(18)	(23)	(16)	(20)
Net increase (decrease) in net assets from
share transactions	(85,646)	21,068	122,179	80,427	47,224	48,793

Net increase (decrease) in net assets	(79,346)	21,068	123,309	125,837	81,886	60,022

Net assets beginning of period	295,493	237,853	154,310	606,909	541,772	485,160

Net assets end of period	$ 216,147	$ 258,921	$ 277,619	$ 732,746	$ 623,658	$ 545,182

Undistributed (accumulated) net
investment income (loss)	$ -	$ -	$ 1,865	$ 568	$ -	$ 5,466

¹Share transactions
Shares sold
Class A	2,010	388,375	10,169	11,368	5,397	13,097
Class B	7	823	8	10	8	18
Shares issued in connection with acquisition
Class A	-	-	-	2,153	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	6,455	1,062	74	1,429	1,456
Class B	-	7	-	-	1	1
Shares redeemed
Class A	(6,533)	(374,193)	(4,049)	(8,967)	(5,232)	(11,028)
Class B	-	(399)	(1)	(1)	(1)	(2)
Net increase (decrease)	(4,516)	21,068	7,189	4,637	1,602	3,542

See Notes to the Financial Statements.

JNL Series Trust
Financial Highlights														Assuming No Expense Reimburse-
														ment or Fees Paid Indirectly
		Increase (Decrease) from					Distributions from						Ratio of Net		Ratio of Net
	Net Asset	Investment Operations (e)					Net Realized		Supplemental Data			Ratio of	Investment	Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from		Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)	Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment		Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income		Transactions	of Period	Return(b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)	Assets (c)	Net Assets (c)
JNL/AIM Large Cap Growth Fund

Class A
12/31/2006	$ 12.51	$ 0.02	$ 0.96	$ 0.98	$ 0.00	(f)	$ -	$ 13.49	7.86%	$ 396,703	90%	1.00%	0.12%	n/a %	n/a %
12/31/2005	11.67	-	0.84	0.84	-		-	12.51	7.23	361,417	101	1.01	0.03	n/a	n/a
12/31/2004	10.61	0.01	1.05	1.06	-		-	11.67	9.99	191,003	96	1.07	0.09	1.10	0.06
12/31/2003	8.16	(0.02)	2.47	2.45	-		-	10.61	30.02	36,421	140	1.10	(0.41)	1.18	(0.49)
12/31/2002	10.97	(0.03)	(2.76)	(2.79)	-		(0.02)	8.16	(25.47)	6,857	180	1.10	(0.33)	1.15	(0.38)

Class B
12/31/2006	12.55	0.04	0.97	1.01	(0.01)		-	13.55	8.07	344	90	0.80	0.32	n/a	n/a
12/31/2005	11.69	0.02	0.84	0.86	-		-	12.55	7.39	236	101	0.81	0.23	n/a	n/a
03/05(a)-12/31/2004	10.99	0.02	0.68	0.70	-		-	11.69	6.37	24	96	0.86	0.55	0.90	0.52

JNL/AIM Real Estate Fund

Class A
12/31/2006	11.70	0.42	3.84	4.26	(0.05)		(0.11)	15.80	36.38	254,557	37	1.02	2.98	n/a	n/a
05/02(a)-12/31/2005	10.00	0.21	1.49	1.70	-		-	11.70	17.00	79,209	36	1.05	3.37	n/a	n/a

Class B
12/31/2006	11.72	0.44	3.85	4.29	(0.07)		(0.11)	15.83	36.59	378	37	0.82	3.13	n/a	n/a
05/02(a)-12/31/2005	10.00	0.23	1.49	1.72	-		-	11.72	17.20	146	36	0.85	3.57	n/a	n/a

JNL/AIM Small Cap Growth Fund

Class A
12/31/2006	13.52	(0.11)	2.07	1.96	-		(1.21)	14.27	14.49	53,265	54	1.16	(0.79)	n/a	n/a
12/31/2005	12.47	(0.08)	1.13	1.05	-		-	13.52	8.42	49,776	65	1.16	(0.67)	n/a	n/a
12/31/2004	11.67	(0.12)	0.92	0.80	-		-	12.47	6.86	44,358	93	1.16	(0.92)	1.18	(0.94)
12/31/2003	8.43	(0.05)	3.29	3.24	-		-	11.67	38.43	43,940	30	1.15	(0.89)	1.19	(0.93)
12/31/2002	11.60	(0.07)	(3.10)	(3.17)	-		-	8.43	(27.32)	12,915	46	1.15	(0.83)	1.17	(0.85)

Class B
12/31/2006	13.57	(0.08)	2.08	2.00	-		(1.21)	14.36	14.74	215	54	0.96	(0.58)	n/a	n/a
12/31/2005	12.48	(0.04)	1.13	1.09	-		-	13.57	8.73	158	65	0.95	(0.46)	n/a	n/a
03/05(a)-12/31/2004	12.21	(0.02)	0.29	0.27	-		-	12.48	2.21	7	93	0.96	(0.68)	0.98	(0.70)

JNL/Alger Growth Fund

Class A
12/31/2006	17.39	0.03	0.83	0.86	0.00	(f)	-	18.25	4.96	229,280	345	1.01	0.17	n/a	n/a
12/31/2005	15.50	0.01	1.90	1.91	(0.02)		-	17.39	12.30	250,938	264	1.01	0.02	n/a	n/a
12/31/2004	14.76	0.01	0.73	0.74	-		-	15.50	5.02	292,638	195	1.04	0.11	1.11	0.04

12/31/2003	10.91	(0.03)	3.88	3.85	-	-	14.76	35.29	244,667	168	1.08	(0.27)	1.15	(0.34)
12/31/2002	16.33	(0.04)	(5.38)	(5.42)	-	-	10.91	(33.19)	175,439	237	1.08	(0.25)	n/a	n/a

Class B
12/31/2006	17.43	0.07	0.84	0.91	(0.02)	-	18.32	5.21	178	345	0.81	0.38	n/a	n/a
12/31/2005	15.50	0.04	1.91	1.95	(0.02)	-	17.43	12.56	139	264	0.80	0.23	n/a	n/a
03/05(a)-12/31/2004	15.41	0.04	0.09	0.13	(0.04)	-	15.50	0.82	7	195	0.79	0.88	0.86	0.81

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL/Eagle Core Equity Fund

Class A
12/31/2006	$ 15.33	$ 0.15	$ 1.74	$ 1.89	$ 0.00	(f)	$ -	$ 17.22	12.35%	$ 177,972	109%	0.96%	0.92%	n/a %	n/a %
12/31/2005	14.96	0.14	0.36	0.50	(0.13)		-	15.33	3.37	244,280	106	0.96	0.77	n/a	n/a
12/31/2004	14.17	0.11	0.79	0.90	(0.11)		-	14.96	6.32	357,978	101	0.96	0.85	1.00	0.81
12/31/2003	11.45	0.09	2.72	2.81	(0.09)		-	14.17	24.54	245,913	81	0.97	0.83	1.01	0.79
12/31/2002	14.53	0.10	(3.08)	(2.98)	(0.10)		-	11.45	(20.53)	149,242	94	0.97	0.78	1.00	0.75

Class B
12/31/2006	15.42	0.19	1.74	1.93	0.00	(f)	-	17.35	12.53	175	109	0.76	1.16	n/a	n/a
12/31/2005	15.02	0.17	0.36	0.53	(0.13)		-	15.42	3.56	140	106	0.76	0.97	n/a	n/a
03/05(a)-12/31/2004	14.68	0.07	0.34	0.41	(0.07)		-	15.02	2.81	20	101	0.76	1.33	0.80	1.29

JNL/Eagle SmallCap Equity Fund

Class A
12/31/2006	20.13	(0.15)	4.17	4.02	-		(1.96)	22.19	20.03	199,096	68	1.05	(0.67)	n/a	n/a
12/31/2005	19.97	(0.15)	0.66	0.51	-		(0.35)	20.13	2.52	159,471	57	1.06	(0.72)	n/a	n/a
12/31/2004	16.81	(0.12)	3.28	3.16	-		-	19.97	18.80	169,746	53	1.06	(0.76)	1.07	(0.77)
12/31/2003	12.01	(0.10)	4.90	4.80	-		-	16.81	39.97	109,972	70	1.05	(0.75)	1.10	(0.80)
12/31/2002	15.55	(0.08)	(3.46)	(3.54)	-		-	12.01	(22.77)	76,198	71	1.05	(0.49)	1.08	(0.52)

Class B
12/31/2006	20.22	(0.10)	4.20	4.10	-		(1.96)	22.36	20.34	245	68	0.85	(0.46)	n/a	n/a
12/31/2005	20.02	(0.11)	0.66	0.55	-		(0.35)	20.22	2.71	145	57	0.85	(0.51)	n/a	n/a
03/05(a)-12/31/2004	18.33	(0.04)	1.73	1.69	-		-	20.02	9.22	7	53	0.84	(0.53)	0.86	(0.55)

JNL/FMR Balanced Fund

Class A
12/31/2006	11.03	0.18	1.01	1.19	(0.10)		(0.20)	11.92	10.79	162,743	62	1.02	1.55	n/a	n/a
12/31/2005	10.02	0.12	0.89	1.01	-		-	11.03	10.09	127,908	83	1.01	1.22	n/a	n/a
12/31/2004	9.27	0.12	0.75	0.87	(0.12)		-	10.02	9.42	104,564	164	1.03	1.25	1.04	1.24
12/31/2003	8.26	0.12	1.01	1.13	(0.12)		-	9.27	13.73	114,262	60	1.05	1.64	1.07	1.62
12/31/2002	9.05	0.20	(0.80)	(0.60)	(0.19)		-	8.26	(6.57)	75,591	91	1.05	2.11	1.07	2.09

Class B

12/31/2006	11.14	0.20	1.03	1.23	(0.10)	(0.20)	12.07	10.98	166	62	0.82	1.75	n/a	n/a
12/31/2005	10.10	0.14	0.90	1.04	-	-	11.14	10.31	131	83	0.81	1.42	n/a	n/a
03/05(a)-12/31/2004	9.52	0.06	0.58	0.64	(0.06)	-	10.10	6.78	2	164	0.77	1.38	0.78	1.37

JNL/FMR Mid-Cap Equity Fund

Class A
12/31/2006	16.59	(0.01)	2.01	2.00	-	-	18.59	12.06	221,504	151	1.01	(0.07)	n/a	n/a
12/31/2005	15.67	(0.02)	0.99	0.97	(0.05)	-	16.59	6.16	217,173	149	1.01	(0.11)	n/a	n/a
12/31/2004	13.28	0.05	2.34	2.39	-	-	15.67	18.00	210,402	232	1.02	0.39	1.04	0.37
12/31/2003	9.79	(0.06)	3.55	3.49	-	-	13.28	35.65	158,013	32	1.05	(0.51)	1.07	(0.53)
12/31/2002	13.83	(0.07)	(3.97)	(4.04)	-	-	9.79	(29.21)	135,669	56	1.04	(0.51)	1.09	(0.56)

Class B
12/31/2006	16.65	0.02	2.03	2.05	-	-	18.70	12.31	163	151	0.81	0.14	n/a	n/a
12/31/2005	15.70	0.01	0.99	1.00	(0.05)	-	16.65	6.34	128	149	0.80	0.10	n/a	n/a
03/05(a)-12/31/2004	13.97	0.05	1.68	1.73	-	-	15.70	12.38	3	232	0.78	0.97	0.80	0.95

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL/Franklin Templeton Income Fund

Class A
05/01(a)-12/31/2006	$ 10.00	$ 0.34	$ 0.64	$ 0.98	$ (0.26)	$ (0.02)	$ 10.70	9.78%	$ 64,653	43%	1.10%	4.85%	n/a %	n/a %

Class B
05/01(a)-12/31/2006	10.00	0.35	0.65	1.00	(0.35)	(0.02)	10.63	10.01	114	43	0.90	5.06	n/a	n/a

JNL/Franklin Templeton Small Cap Value Fund

Class A
12/31/2006	11.03	0.08	1.88	1.96	(0.02)	(0.11)	12.86	17.71	130,608	6	1.16	0.67	n/a	n/a
05/02(a)-12/31/2005	10.00	0.02	1.01	1.03	-	-	11.03	10.30	72,399	5	1.14	0.39	n/a	n/a

Class B
12/31/2006	11.04	0.11	1.87	1.98	(0.02)	(0.11)	12.89	17.93	239	6	0.95	0.88	n/a	n/a
05/02(a)-12/31/2005	10.00	0.03	1.01	1.04	-	-	11.04	10.40	139	5	0.96	0.57	n/a	n/a

JNL/Goldman Sachs Mid Cap Value Fund

Class A
12/31/2006	11.39	0.11	1.68	1.79	(0.04)	(0.18)	12.96	15.73	144,432	47	1.05	0.90	n/a	n/a
05/02(a)-12/31/2005	10.00	0.06	1.33	1.39	-	-	11.39	13.90	85,789	34	1.06	1.02	n/a	n/a

Class B

12/31/2006	11.40	0.13	1.70	1.83	(0.06)	(0.18)	12.99	16.06	206	47		0.85	1.09	n/a	n/a
05/02(a)-12/31/2005	10.00	0.07	1.33	1.40	-	-	11.40	14.00	151	34		0.86	1.22	n/a	n/a

JNL/Goldman Sachs Short Duration Bond Fund

Class A
05/01(a)-12/31/2006	10.00	0.31	-	0.31	-	-	10.31	3.10	327,071	109	(f)	0.74	4.52	n/a	n/a

Class B
05/01(a)-12/31/2006	10.00	0.32	0.01	0.33	-	-	10.33	3.30	103	109	(f)	0.54	4.72	n/a	n/a

JNL/JPMorgan International Equity Fund

Class A
12/31/2006	12.03	0.18	2.55	2.73	(0.21)	-	14.55	22.67	259,811	12		1.06	1.35	n/a	n/a
12/31/2005	11.04	0.14	1.04	1.18	(0.19)	-	12.03	10.69	201,554	71		1.08	1.25	n/a	n/a
12/31/2004	9.61	0.10	1.47	1.57	(0.14)	-	11.04	16.34	94,998	75		1.17	0.96	1.19	0.94
12/31/2003	7.59	0.10	2.06	2.16	(0.14)	-	9.61	28.53	96,811	114		1.23	1.17	1.26	1.14
12/31/2002	9.66	0.08	(2.07)	(1.99)	(0.08)	-	7.59	(20.58)	78,272	135		1.18	0.83	1.21	0.80

Class B
12/31/2006	12.08	0.13	2.64	2.77	(0.03)	-	14.82	22.97	14,618	12		0.85	0.88	n/a	n/a
12/31/2005	11.06	0.16	1.05	1.21	(0.19)	-	12.08	10.94	134	71		0.87	1.46	n/a	n/a
03/05(a)-12/31/2004	10.11	0.09	0.99	1.08	(0.13)	-	11.06	10.72	1	75		0.92	1.30	0.94	1.28

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs Short Duration Bond Fund is 118%.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL/JPMorgan International Value Fund

Class A
12/31/2006	$ 10.94	$ 0.26	$ 3.23	$ 3.49	$ (0.08)	$ (0.33)	$ 14.02	31.98%	$ 485,663	83%	1.04%	2.09%	n/a %	n/a %
12/31/2005	9.29	0.13	1.59	1.72	(0.01)	(0.06)	10.94	18.57	234,118	72	1.08	1.63	n/a	n/a
12/31/2004	7.65	0.07	1.65	1.72	(0.08)	-	9.29	22.54	82,081	90	1.13	1.14	n/a	n/a
12/31/2003	5.56	-	2.19	2.19	(0.10)	-	7.65	39.43	29,609	132	1.12	0.75	n/a	n/a
12/31/2002	7.75	0.07	(2.13)	(2.06)	(0.13)	-	5.56	(26.59)	5,642	146	1.08	0.95	n/a	n/a

Class B
12/31/2006	11.07	0.28	3.29	3.57	(0.08)	(0.33)	14.23	32.27	390	83	0.84	2.14	n/a	n/a
12/31/2005	9.37	0.15	1.62	1.77	(0.01)	(0.06)	11.07	18.90	165	72	0.87	1.84	n/a	n/a
03/05(a)-12/31/2004	8.17	0.03	1.18	1.21	(0.01)	-	9.37	14.85	5	90	0.93	1.36	n/a	n/a

JNL/Lazard Emerging Markets Fund

Class A

05/01(a)-12/31/2006	10.00	0.10	0.89	0.99	-	-	10.99	9.90	88,626	28		1.35	1.52	n/a	n/a

Class B
05/01(a)-12/31/2006	10.00	0.11	0.89	1.00	-	-	11.00	10.00	150	28		1.16	1.69	n/a	n/a

JNL/Lazard Mid Cap Value Fund

Class A
12/31/2006	13.54	0.07	1.89	1.96	(0.07)	(1.35)	14.08	14.56	217,646	70		1.03	0.50	n/a	n/a
12/31/2005	14.66	0.07	1.24	1.31	(0.06)	(2.37)	13.54	8.81	228,735	85		1.03	0.49	n/a	n/a
12/31/2004	13.16	0.02	3.21	3.23	(0.02)	(1.71)	14.66	24.72	222,542	101		1.08	0.20	1.13	0.15
12/31/2003	10.23	0.04	2.92	2.96	(0.03)	-	13.16	28.89	142,798	89		1.08	0.40	1.17	0.31
12/31/2002	11.97	0.03	(1.72)	(1.69)	(0.03)	(0.02)	10.23	(14.08)	76,890	98		1.08	0.41	1.12	0.37

Class B
12/31/2006	13.61	0.10	1.90	2.00	(0.03)	(1.35)	14.23	14.77	3,093	70		0.83	0.68	n/a	n/a
12/31/2005	14.70	0.10	1.24	1.34	(0.06)	(2.37)	13.61	8.99	253	85		0.83	0.69	n/a	n/a
03/05(a)-12/31/2004	14.28	0.02	2.13	2.15	(0.02)	(1.71)	14.70	15.20	29	101		0.88	0.45	0.93	0.40

JNL/Lazard Small Cap Value Fund

Class A
12/31/2006	12.77	-	2.13	2.13	-	(2.63)	12.27	16.80	154,450	96		1.06	0.03	n/a	n/a
12/31/2005	13.81	(0.01)	0.67	0.66	-	(1.70)	12.77	4.65	197,826	99		1.06	(0.07)	n/a	n/a
12/31/2004	13.05	(0.02)	2.03	2.01	(0.01)	(1.24)	13.81	15.38	218,851	105		1.12	(0.20)	1.18	(0.26)
12/31/2003	9.40	0.01	3.64	3.65	-	-	13.05	38.83	155,191	71		1.13	0.17	1.20	0.10
12/31/2002	11.40	-	(1.96)	(1.96)	-	(0.04)	9.40	(17.22)	74,559	95		1.14	(0.03)	1.17	(0.06)

Class B
12/31/2006	12.83	0.04	2.14	2.18	-	(2.63)	12.38	17.12	291	96		0.86	0.26	n/a	n/a
12/31/2005	13.84	0.01	0.68	0.69	-	(1.70)	12.83	4.85	228	99		0.86	0.13	n/a	n/a
03/05(a)-12/31/2004	13.92	-	1.16	1.16	-	(1.24)	13.84	8.34	27	105		0.92	(0.10)	0.98	(0.16)

JNL/Mellon Capital Management Bond Index Fund

Class A
12/31/2006	10.75	0.48	(0.09)	0.39	(0.22)	-	10.92	3.64	247,489	65	(f)	0.61	4.42	n/a	n/a
12/31/2005	10.83	0.18	0.02	0.20	(0.22)	(0.06)	10.75	1.85	180,542	361		0.61	3.46	n/a	n/a
12/31/2004	10.47	0.35	0.04	0.39	(0.03)	-	10.83	3.74	116,440	215		0.61	3.31	n/a	n/a
12/31/2003	10.48	0.23	0.07	0.30	(0.19)	(0.12)	10.47	2.87	83,547	71		0.60	3.29	n/a	n/a
01/15(a)-12/31/2002	10.00	0.36	0.50	0.86	(0.36)	(0.02)	10.48	8.55	34,286	77		0.60	4.12	n/a	n/a

Class B
12/31/2006	10.70	0.50	(0.09)	0.41	(0.06)	-	11.05	3.85	692	65	(f)	0.41	4.65	n/a	n/a
12/31/2005	10.76	0.20	0.02	0.22	(0.22)	(0.06)	10.70	2.04	147	361		0.41	3.66	n/a	n/a
03/05(a)-12/31/2004	10.73	0.12	0.02	0.14	(0.11)	-	10.76	1.35	17	215		0.41	3.38	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.

(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Mellon Capital Management Bond Index Fund is 79%.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Class A
12/31/2006	$ 8.32	$ 0.10	$ 1.30	$ 1.40	$ (0.12)	$ (0.82)	$ 8.78	16.84%	$ 77,608	43%	0.80%	1.15%	n/a%	n/a%
12/31/2005	8.80	0.05	0.33	0.38	(0.27)	(0.59)	8.32	4.24	62,053	46	0.80	0.96	n/a	n/a
12/31/2004	7.93	0.07	0.82	0.89	(0.02)	-	8.80	11.27	181,444	67	0.78	1.17	0.78	1.17
12/31/2003	6.16	0.03	1.76	1.79	(0.02)	-	7.93	29.09	89,068	124	0.87	0.87	0.89	0.85
12/31/2002	8.21	0.04	(2.09)	(2.05)	-	-	6.16	(24.94)	42,071	63	0.89	0.69	0.90	0.68

Class B
12/31/2006	8.28	0.12	1.29	1.41	(0.05)	(0.82)	8.82	17.06	243	43	0.60	1.35	n/a	n/a
12/31/2005	8.73	0.08	0.33	0.41	(0.27)	(0.59)	8.28	4.54	179	46	0.61	1.15	n/a	n/a
03/05(a)-12/31/2004	8.24	0.08	0.48	0.56	(0.07)	-	8.73	6.85	4	67	0.58	1.55	0.58	1.55

JNL/Mellon Capital Management International Index Fund

Class A
12/31/2006	13.59	0.32	3.15	3.47	(0.37)	(0.15)	16.54	25.58	497,487	2	0.66	2.11	n/a	n/a
12/31/2005	13.67	0.29	1.53	1.82	(0.27)	(1.63)	13.59	13.31	294,677	43	0.66	2.08	n/a	n/a
12/31/2004	11.45	0.16	2.07	2.23	(0.01)	-	13.67	19.49	298,098	3	0.66	1.83	n/a	n/a
12/31/2003	8.44	0.10	3.04	3.14	(0.13)	-	11.45	37.31	97,126	2	0.65	1.59	n/a	n/a
01/15 (a)-12/31/2002	10.00	0.15	(1.51)	(1.36)	(0.20)	-	8.44	(13.60)	26,518	32	0.65	1.56	n/a	n/a

Class B
12/31/2006	13.60	0.22	3.30	3.52	(0.09)	(0.15)	16.88	25.93	5,982	2	0.47	1.40	n/a	n/a
12/31/2005	13.66	0.31	1.53	1.84	(0.27)	(1.63)	13.60	13.46	374	43	0.46	2.28	n/a	n/a
03/05(a)-12/31/2004	12.05	0.05	1.62	1.67	(0.06)	-	13.66	13.85	50	3	0.46	1.19	n/a	n/a

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Class A
12/31/2006	14.21	0.14	1.24	1.38	(0.13)	(0.50)	14.96	9.69	381,163	10	0.61	0.97	n/a	n/a
12/31/2005	13.28	0.09	1.51	1.60	(0.10)	(0.57)	14.21	11.98	288,486	15	0.61	0.82	n/a	n/a
12/31/2004	11.47	0.06	1.75	1.81	-	-	13.28	15.79	198,751	14	0.60	0.62	n/a	n/a
12/31/2003	8.55	0.03	2.92	2.95	(0.03)	-	11.47	34.55	81,077	18	0.60	0.65	0.61	0.64
01/15(a)-12/31/2002	10.00	0.06	(1.45)	(1.39)	(0.06)	-	8.55	(13.94)	12,728	60	0.60	0.60	0.61	0.59

Class B
12/31/2006	14.22	0.19	1.22	1.41	(0.06)	(0.50)	15.07	9.91	2,804	10	0.41	1.26	n/a	n/a
12/31/2005	13.27	0.11	1.51	1.62	(0.10)	(0.57)	14.22	12.14	245	15	0.41	1.02	n/a	n/a
03/05(a)-12/31/2004	12.28	0.05	0.98	1.03	(0.04)	-	13.27	8.42	90	14	0.40	0.84	n/a	n/a

JNL/Mellon Capital Management S&P 500 Index Fund

Class A
12/31/2006	10.68	0.16	1.45	1.61	(0.15)	(0.08)	12.06	15.08	559,179	1	0.60	1.42	n/a	n/a
12/31/2005	10.66	0.13	0.34	0.47	(0.12)	(0.33)	10.68	4.37	427,375	14	0.61	1.30	n/a	n/a
12/31/2004	9.84	0.12	0.87	0.99	(0.12)	(0.05)	10.66	10.06	361,845	7	0.60	1.49	n/a	n/a
12/31/2003	7.79	0.03	2.13	2.16	(0.08)	(0.03)	9.84	27.79	190,338	9	0.60	1.22	0.61	1.21
01/15(a)-12/31/2002	10.00	0.05	(2.26)	(2.21)	-	-	7.79	(22.10)	46,776	2	0.60	1.15	0.61	1.14

Class B
12/31/2006	10.76	0.21	1.44	1.65	(0.06)	(0.08)	12.27	15.29	9,547	1	0.40	1.74	n/a	n/a
12/31/2005	10.72	0.15	0.34	0.49	(0.12)	(0.33)	10.76	4.63	537	14	0.41	1.50	n/a	n/a
03/05(a)-12/31/2004	10.25	0.09	0.52	0.61	(0.09)	(0.05)	10.72	5.91	239	7	0.40	2.07	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL/Mellon Capital Management Small Cap Index Fund

Class A
12/31/2006	$ 13.44	$ 0.15	$ 2.19	$ 2.34	$ (0.12)	$ (0.87)		$ 14.79	17.49%	$ 339,124	17%		0.60%	1.02%	n/a %	n/a %
12/31/2005	13.43	0.08	0.49	0.57	(0.09)	(0.47)		13.44	4.22	237,460	16		0.60	0.84	n/a	n/a
12/31/2004	11.46	0.07	1.93	2.00	-	(0.03)		13.43	17.42	173,822	18		0.60	0.81	n/a	n/a
12/31/2003	7.94	0.05	3.59	3.64	(0.04)	(0.08)		11.46	45.88	76,130	38		0.60	0.75	0.61	0.74
01/15(a)-12/31/2002	10.00	0.08	(2.06)	(1.98)	(0.08)	-		7.94	(19.79)	20,027	49		0.60	0.96	0.62	0.94

Class B
12/31/2006	13.42	0.20	2.16	2.36	(0.05)	(0.87)		14.86	17.66	2,714	17		0.40	1.33	n/a	n/a
12/31/2005	13.39	0.10	0.49	0.59	(0.09)	(0.47)		13.42	4.38	248	16		0.40	1.04	n/a	n/a
03/05(a)-12/31/2004	12.33	0.06	1.08	1.14	(0.05)	(0.03)		13.39	9.24	85	18		0.40	1.25	n/a	n/a

JNL/Oppenheimer Global Growth Fund

Class A
12/31/2006	13.53	0.08	2.21	2.29	(0.07)	(0.50)		15.25	16.96	349,246	30		1.06	0.58	n/a	n/a
12/31/2005	11.92	0.08	1.56	1.64	(0.03)	-		13.53	13.74	289,390	27		1.06	0.74	n/a	n/a
12/31/2004	10.12	0.03	1.78	1.81	(0.01)	-		11.92	17.93	235,047	18		1.06	0.56	n/a	n/a
12/31/2003	7.20	0.03	2.89	2.92	-	-		10.12	40.56	104,625	38		1.05	0.57	n/a	n/a
12/31/2002	9.27	0.03	(2.10)	(2.07)	-	-		7.20	(22.33)	50,522	64		1.05	0.44	n/a	n/a

Class B
12/31/2006	13.57	0.11	2.22	2.33	(0.05)	(0.50)		15.35	17.21	386	30		0.86	0.72	n/a	n/a
12/31/2005	11.93	0.11	1.56	1.67	(0.03)	-		13.57	13.98	204	27		0.86	0.94	n/a	n/a
03/05(a)-12/31/2004	10.71	0.03	1.21	1.24	(0.02)	-		11.93	11.60	24	18		0.86	0.59	n/a	n/a

JNL/Oppenheimer Growth Fund

Class A
12/31/2006	9.41	(0.03)	0.49	0.46	-	-		9.87	4.89	30,248	65		0.96	(0.30)	n/a	n/a
12/31/2005	8.63	(0.02)	0.81	0.79	(0.01)	-		9.41	9.16	28,286	80		0.98	(0.30)	n/a	n/a
12/31/2004	8.28	0.01	0.34	0.35	-	-		8.63	4.23	24,479	125		1.01	0.12	n/a	n/a
12/31/2003	7.03	(0.03)	1.28	1.25	-	-		8.28	17.78	32,993	94		1.00	(0.49)	n/a	n/a
12/31/2002	9.41	(0.03)	(2.35)	(2.38)	-	-		7.03	(25.29)	17,846	56		1.00	(0.49)	n/a	n/a

Class B
12/31/2006	9.43	(0.01)	0.50	0.49	-	-		9.92	5.20	158	65		0.76	(0.11)	n/a	n/a
12/31/2005	8.64	-	0.80	0.80	(0.01)	-		9.43	9.27	137	80		0.77	(0.09)	n/a	n/a
03/05(a)-12/31/2004	8.57	0.03	0.04	0.07	-	-		8.64	0.82	1	125		0.82	0.61	n/a	n/a

JNL/PIMCO Total Return Bond Fund

Class A
12/31/2006	11.70	0.50	(0.10)	0.40	(0.44)	0.00	(g)	11.66	3.38	760,176	63	(f)	0.81	4.20	n/a	n/a
12/31/2005	11.96	0.27	0.02	0.29	(0.33)	(0.22)		11.70	2.40	571,892	183	(f)	0.81	3.15	n/a	n/a
12/31/2004	11.76	0.17	0.36	0.53	(0.20)	(0.13)		11.96	4.45	390,124	163	(f)	0.81	1.72	n/a	n/a
12/31/2003	11.60	0.13	0.42	0.55	(0.17)	(0.22)		11.76	4.78	317,301	147		0.80	2.02	n/a	n/a
12/31/2002	10.66	0.24	0.70	0.94	-	-		11.60	8.85	211,362	116		0.80	3.23	n/a	n/a

Class B
12/31/2006	11.91	0.55	(0.13)	0.42	(0.11)	0.00	(g)	12.22	3.57	6,953	63	(f)	0.60	4.51	n/a	n/a
12/31/2005	12.15	0.29	0.02	0.31	(0.33)	(0.22)		11.91	2.52	174	183	(f)	0.60	3.36	n/a	n/a

03/05(a)-12/31/2004	12.02	0.08	0.22	0.30	(0.04)	(0.13)	12.15	2.46	30	163	(f)	0.61	3.09	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond Fund is 352%, 409%, and 271% in 2004, 2005, and 2006, respectively.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL/Putnam Equity Fund

Class A
12/31/2006	$ 20.06	$ 0.07	$ 2.69	$ 2.76	$ (0.09)	$ -	$ 22.73	13.75%	$ 143,203	105%	0.98%	0.34%	n/a %	n/a %
12/31/2005	18.59	0.07	1.56	1.63	(0.16)	-	20.06	8.75	161,881	135	0.98	0.37	n/a	n/a
12/31/2004	16.54	0.20	1.96	2.16	(0.11)	-	18.59	13.04	149,669	91	0.99	0.95	1.06	0.88
12/31/2003	13.04	0.08	3.47	3.55	(0.05)	-	16.54	27.23	164,927	75	1.00	0.45	1.07	0.38
12/31/2002	17.18	-	(4.14)	(4.14)	-	-	13.04	(24.10)	153,303	123	0.99	0.23	1.05	0.17

Class B
12/31/2006	20.10	0.11	2.70	2.81	(0.07)	-	22.84	14.00	148	105	0.78	0.53	n/a	n/a
12/31/2005	18.59	0.11	1.56	1.67	(0.16)	-	20.10	8.96	124	135	0.78	0.57	n/a	n/a
03/05(a)-12/31/2004	17.26	0.15	1.32	1.47	(0.14)	-	18.59	8.55	11	91	0.78	2.15	0.85	2.08

JNL/Putnam Midcap Growth Fund

Class A
12/31/2006	9.07	(0.02)	0.54	0.52	-	-	9.59	5.73	36,647	118	1.06	(0.24)	n/a	n/a
12/31/2005	8.09	(0.03)	1.01	0.98	-	-	9.07	12.11	36,392	92	1.06	(0.38)	n/a	n/a
12/31/2004	6.82	(0.04)	1.31	1.27	-	-	8.09	18.62	33,829	112	1.06	(0.62)	1.14	(0.70)
12/31/2003	5.11	(0.03)	1.74	1.71	-	-	6.82	33.46	28,909	117	1.05	(0.52)	1.11	(0.58)
12/31/2002	7.23	(0.04)	(2.08)	(2.12)	-	-	5.11	(29.32)	18,647	117	1.05	(0.62)	1.10	(0.67)

Class B
12/31/2006	9.11	-	0.54	0.54	-	-	9.65	5.93	173	118	0.86	(0.03)	n/a	n/a
12/31/2005	8.11	(0.01)	1.01	1.00	-	-	9.11	12.33	131	92	0.85	(0.17)	n/a	n/a
03/05(a)-12/31/2004	7.32	(0.02)	0.81	0.79	-	-	8.11	10.79	1	112	0.78	(0.34)	0.87	(0.43)

JNL/Putnam Value Equity Fund

Class A
12/31/2006	18.09	0.17	2.19	2.36	(0.01)	-	20.44	13.03	165,734	145	0.97	0.92	n/a	n/a
12/31/2005	17.42	0.24	0.61	0.85	(0.18)	-	18.09	4.91	181,363	79	0.97	0.97	n/a	n/a
12/31/2004	16.09	0.24	1.33	1.57	(0.24)	-	17.42	9.76	215,615	46	0.97	1.24	1.01	1.20
12/31/2003	13.06	0.16	3.04	3.20	(0.17)	-	16.09	24.55	309,732	68	0.98	1.16	1.03	1.11
12/31/2002	16.50	0.16	(3.44)	(3.28)	(0.16)	-	13.06	(19.87)	256,100	62	0.98	1.06	1.01	1.03

Class B
12/31/2006	18.20	0.22	2.18	2.40	0.00	-	20.60	13.21	129	145	0.77	1.14	n/a	n/a
12/31/2005	17.48	0.28	0.62	0.90	(0.18)	-	18.20	5.18	107	79	0.76	1.18	n/a	n/a
03/05(a)-12/31/2004	16.82	0.21	0.66	0.87	(0.21)	-	17.48	5.17	1	46	0.75	1.58	0.79	1.54

JNL/S&P Managed Aggressive Growth Fund (f)

Class A
12/31/2006	12.80	0.04	1.95	1.99	(0.04)	(0.84)	13.91	15.57	672,325	33	0.17	0.28	n/a	n/a
12/31/2005	11.89	0.25	0.76	1.01	(0.10)	-	12.80	8.48	657,320	35	0.18	0.22	n/a	n/a
12/31/2004	10.57	0.02	1.31	1.33	(0.01)	-	11.89	12.61	670,711	62	0.18	0.41	n/a	n/a
12/31/2003	8.44	0.06	2.20	2.26	(0.13)	-	10.57	26.80	164,016	4	0.20	0.97	n/a	n/a
12/31/2002	10.45	0.06	(1.97)	(1.91)	(0.10)	-	8.44	(18.26)	97,110	38	0.20	0.77	n/a	n/a

JNL/S&P Managed Conservative Fund (f)

Class A
12/31/2006	10.70	0.20	0.64	0.84	(0.18)	(0.07	11.29	7.85	137,126	39	0.19	1.82	n/a	n/a
12/31/2005	10.35	0.26	0.13	0.39	(0.03)	(0.01)	10.70	3.73	80,642	16	0.19	3.54	n/a	n/a
10/04(a)-12/31/2004	10.00	0.14	0.21	0.35	-	-	10.35	3.50	13,909	13	0.18	12.94	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(g) Distributions of $0.00 represent amounts less than $0.005.

JNL/S&P Managed Growth Fund (f)

Class A
12/31/2006	$ 12.56	$ 0.07	$ 1.71	$ 1.78	$ (0.07)	$ (0.65)	$ 13.62	14.15%	1,246,802	34%	0.16%	0.53%	n/a %	n/a %
12/31/2005	12.23	0.30	0.61	0.91	(0.13)	(0.45)	12.56	7.44	1,059,806	32	0.16	0.62	n/a	n/a
12/31/2004	11.07	0.07	1.19	1.26	(0.06)	(0.04)	12.23	11.41	1,001,562	47	0.17	0.67	n/a	n/a
12/31/2003	9.25	0.08	1.93	2.01	(0.19)	-	11.07	21.73	609,887	3	0.20	1.40	n/a	n/a
12/31/2002	10.70	0.08	(1.41)	(1.33)	(0.12)	-	9.25	(12.40)	331,543	33	0.20	1.26	n/a	n/a

JNL/S&P Managed Moderate Fund (f)

Class A
12/31/2006	11.04	0.17	0.97	1.14	(0.13)	(0.15)	11.90	10.39	314,249	35	0.19	1.44	n/a	n/a
12/31/2005	10.54	0.24	0.29	0.53	(0.02)	(0.01)	11.04	4.99	157,719	11	0.18	3.13	n/a	n/a
10/04(a)-12/31/2004	10.00	0.11	0.43	0.54	-	-	10.54	5.40	19,873	0	0.18	11.25	n/a	n/a

JNL/S&P Managed Moderate Growth Fund (f)

Class A
12/31/2006	12.13	0.12	1.36	1.48	(0.12)	(0.41)	13.08	12.17	1,123,984	29	0.16	0.97	n/a	n/a
12/31/2005	11.67	0.34	0.41	0.75	(0.20)	(0.09)	12.13	6.41	861,543	21	0.17	1.39	n/a	n/a
12/31/2004	10.91	0.12	0.92	1.04	(0.11)	(0.17)	11.67	9.58	619,106	38	0.18	1.20	n/a	n/a
12/31/2003	9.48	0.10	1.58	1.68	(0.25)	-	10.91	17.75	402,322	2	0.20	1.79	n/a	n/a
12/31/2002	10.54	0.10	(0.99)	(0.89)	(0.17)	-	9.48	(8.48)	227,833	31	0.20	1.75	n/a	n/a

JNL/S&P Retirement 2015 Fund (f)

Class A
01/17(a)- 12/31/2006	10.00	0.16	0.84	1.00	-	-	11.00	10.00	5,128	27		0.19	1.58	n/a	n/a

JNL/S&P Retirement 2020 Fund (f)

Class A
01/17(a)- 12/31/2006	10.00	0.13	0.99	1.12	-	-	11.12	11.20	2,356	19		0.20	1.35	n/a	n/a

JNL/S&P Retirement 2025 Fund (f)

Class A
01/17(a)- 12/31/2006	10.00	0.15	1.05	1.20	-	-	11.20	12.00	1,133	45		0.22	1.53	n/a	n/a

JNL/S&P Retirement Income Fund (f)

Class A
01/17(a)- 12/31/2006	10.00	0.34	0.40	0.74	-	-	10.74	7.40	9,889	46		0.19	3.46	n/a	n/a

JNL/Select Balanced Fund

Class A
12/31/2006	15.75	0.42	1.73	2.15	(0.31)	(0.24)	17.35	13.65	439,868	46	(g)	0.79	2.55	n/a	n/a
12/31/2005	17.12	0.34	0.58	0.92	(0.38)	(1.91)	15.75	5.30	396,350	42	(g)	0.79	2.22	n/a	n/a
12/31/2004	15.55	0.36	1.33	1.69	(0.02)	(0.10)	17.12	10.88	381,316	121		0.80	2.42	n/a	n/a
12/31/2003	13.14	0.32	2.51	2.83	(0.30)	(0.12)	15.55	21.57	303,892	54		0.80	2.49	0.81	2.48
12/31/2002	14.00	0.42	(0.69)	(0.27)	(0.42)	(0.17)	13.14	(1.93)	217,013	68		0.81	2.98	0.81	2.98

Class B
12/31/2006	15.64	0.45	1.72	2.17	(0.18)	(0.24)	17.39	13.89	276	46	(g)	0.59	2.75	n/a	n/a
12/31/2005	16.98	0.37	0.58	0.95	(0.38)	(1.91)	15.64	5.52	198	42	(g)	0.59	2.42	n/a	n/a
03/05(a)-12/31/2004	16.19	0.17	0.89	1.06	(0.17)	(0.10)	16.98	6.54	22	121		0.60	2.68	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(g) Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund is 142% and 64% in 2005 and 2006, respectively.
(h) Distributions of $0.00 represent amounts less than $0.005.

JNL/Select Global Growth Fund

Class A
12/31/2006	$ 19.68	$ 0.07	$ 2.55	$ 2.62	$ (0.07)	$ -	$ 22.23	13.31%	$ 160,207	116%	1.10%	0.35%	n/a %	n/a %
12/31/2005	19.41	0.08	0.29	0.37	(0.10)	-	19.68	1.91	188,593	264	1.10	0.30	n/a	n/a
12/31/2004	17.43	0.10	1.88	1.98	-	-	19.41	11.36	217,952	296	1.11	0.58	1.21	0.48
12/31/2003	14.06	0.13	3.24	3.37	-	-	17.43	23.97	197,288	120	1.13	0.70	1.18	0.65
12/31/2002	19.48	0.10	(5.38)	(5.28)	(0.14)	-	14.06	(27.12)	206,070	65	1.07	0.45	1.10	0.42

Class B
12/31/2006	19.76	0.10	2.58	2.68	(0.05)	-	22.39	13.57	204	116	0.90	0.49	n/a	n/a
12/31/2005	19.45	0.12	0.29	0.41	(0.10)	-	19.76	2.12	122	264	0.89	0.51	n/a	n/a
03/05(a)-12/31/2004	18.37	0.11	0.97	1.08	-	-	19.45	5.88	1	296	0.84	1.02	0.94	0.92

JNL/Select Large Cap Growth Fund

Class A
12/31/2006	20.63	(0.01)	0.96	0.95	-	-	21.58	4.60	186,424	89	0.99	(0.07)	n/a	n/a
12/31/2005	19.71	(0.05)	0.97	0.92	-	-	20.63	4.67	216,007	77	0.99	(0.18)	n/a	n/a
12/31/2004	17.65	(0.02)	2.08	2.06	-	-	19.71	11.67	295,491	154	1.00	(0.09)	1.02	(0.11)
12/31/2003	13.03	(0.04)	4.66	4.62	-	-	17.65	35.46	257,852	78	1.04	(0.28)	1.08	(0.32)
12/31/2002	18.55	(0.04)	(5.48)	(5.52)	-	-	13.03	(29.76)	215,884	117	1.02	(0.18)	1.10	(0.26)

Class B
12/31/2006	20.71	0.02	0.99	1.01	-	-	21.72	4.88	173	89	0.80	0.12	n/a	n/a
12/31/2005	19.75	(0.01)	0.97	0.96	-	-	20.71	4.86	140	77	0.79	0.02	n/a	n/a
03/05(a)-12/31/2004	18.67	0.04	1.04	1.08	-	-	19.75	5.78	2	154	0.76	0.40	0.77	0.39

JNL/Select Money Market Fund

Class A
12/31/2006	1.00	0.04	-	0.04	(0.04)	-	1.00	4.49	269,095	n/a	0.59	4.42	n/a	n/a
12/31/2005	1.00	0.02	-	0.02	(0.02)	-	1.00	2.71	258,452	n/a	0.60	2.66	n/a	n/a
12/31/2004	1.00	0.01	-	0.01	(0.01)	-	1.00	0.78	237,815	n/a	0.61	0.81	n/a	n/a
12/31/2003	1.00	0.01	-	0.01	(0.01)	-	1.00	0.46	184,440	n/a	0.69	0.47	n/a	n/a
12/31/2002	1.00	0.01	-	0.01	(0.01)	-	1.00	1.07	214,520	n/a	0.69	1.07	n/a	n/a

Class B
12/31/2006	1.00	0.05	-	0.05	(0.05)	-	1.00	4.70	2,955	n/a	0.39	4.80	n/a	n/a
12/31/2005	1.00	0.02	-	0.02	(0.02)	-	1.00	2.91	469	n/a	0.40	2.88	n/a	n/a
03/05(a)-12/31/2004	1.00	0.01	-	0.01	(0.01)	-	1.00	0.91	38	n/a	0.40	1.57	n/a	n/a

JNL/Select Value Fund

Class A
12/31/2006	16.90	0.25	3.28	3.53	(0.31)	(0.70)	19.42	20.86	481,805	34	0.84	1.37	n/a	n/a
12/31/2005	16.71	0.17	1.20	1.37	(0.20)	(0.98)	16.90	8.15	277,461	29	0.86	1.41	n/a	n/a
12/31/2004	14.70	0.12	2.05	2.17	(0.06)	(0.10)	16.71	14.77	154,283	136	0.86	1.50	n/a	n/a
12/31/2003	10.97	0.11	3.71	3.82	(0.03)	(0.06)	14.70	34.80	54,532	16	0.85	1.81	0.88	1.78
09/30(a)-12/31/2002	10.00	0.06	0.91	0.97	-	-	10.97	9.70	18,004	9	0.85	2.24	0.98	2.11

Class B
12/31/2006	16.91	0.34	3.22	3.56	(0.11)	(0.70)	19.66	21.05	12,976	34	0.64	1.76	n/a	n/a
12/31/2005	16.68	0.21	1.20	1.41	(0.20)	(0.98)	16.91	8.41	158	29	0.65	1.62	n/a	n/a
03/05(a)-12/31/2004	15.47	0.11	1.31	1.42	(0.11)	(0.10)	16.68	9.22	27	136	0.66	1.73	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Distributions of $0.00 represent amounts less than $0.005.

JNL/T.Rowe Price Established Growth Fund

Class A
12/31/2006	$19.44	$ 0.09	$ 2.57	$ 2.66	$ (0.09)	$ (0.17)	$ 21.84	13.70%	$ 750,771	46%	0.90%	0.46%	n/a %	n/a %
12/31/2005	18.36	0.04	1.08	1.12	(0.04)	-	19.44	6.09	732,553	41	0.91	0.24	n/a	n/a
12/31/2004	16.77	0.08	1.58	1.66	(0.07)	-	18.36	9.89	606,885	37	0.92	0.51	0.93	0.50
12/31/2003	12.85	0.02	3.90	3.92	-	-	16.77	30.54	474,046	36	0.92	0.14	0.95	0.11
12/31/2002	16.78	0.01	(3.92)	(3.91)	(0.02)	-	12.85	(23.33)	316,367	46	0.92	0.06	0.94	0.04

Class B
12/31/2006	19.50	0.14	2.58	2.72	(0.03)	(0.17)	22.02	13.95	32,185	46	0.70	0.64	n/a	n/a
12/31/2005	18.38	0.06	1.10	1.16	(0.04)	-	19.50	6.30	193	41	0.70	0.45	n/a	n/a
03/05(a)-12/31/2004	17.44	0.08	0.93	1.01	(0.07)	-	18.38	5.81	24	37	0.73	1.21	0.74	1.20

JNL/T.Rowe Price Mid-Cap Growth Fund

Class A
12/31/2006	29.64	0.05	1.96	2.01	(0.05)	(2.55)	29.05	6.76	625,869	37	1.02	0.16	n/a	n/a
12/31/2005	27.87	(0.07)	4.01	3.94	-	(2.17)	29.64	14.10	623,382	30	1.02	(0.32)	n/a	n/a
12/31/2004	24.89	(0.13)	4.61	4.48	-	(1.50)	27.87	18.03	541,739	34	1.02	(0.55)	1.04	(0.57)
12/31/2003	18.05	(0.12)	7.08	6.96	-	(0.12)	24.89	38.60	379,541	43	1.03	(0.60)	1.04	(0.61)
12/31/2002	23.12	(0.15)	(4.92)	(5.07)	-	-	18.05	(21.93)	248,327	42	1.03	(0.67)	1.04	(0.68)

Class B
12/31/2006	29.76	0.03	2.05	2.08	(0.01)	(2.55)	29.28	6.97	24,998	37	0.81	0.08	n/a	n/a
12/31/2005	27.92	0.01	4.00	4.01	-	(2.17)	29.76	14.32	276	30	0.82	(0.12)	n/a	n/a
03/05(a)-12/31/2004	26.20	(0.03)	3.25	3.22	-	(1.50)	27.92	12.32	33	34	0.81	(0.24)	0.82	(0.25)

JNL/T.Rowe Price Value Fund

Class A
12/31/2006	13.93	0.22	2.57	2.79	(0.13)	(0.97)	15.62	20.11	681,711	26	0.96	1.48	n/a	n/a
12/31/2005	13.64	0.13	0.70	0.83	(0.11)	(0.43)	13.93	6.07	544,901	29	0.97	1.08	n/a	n/a
12/31/2004	11.92	0.12	1.68	1.80	(0.08)	-	13.64	15.12	485,126	42	0.99	1.01	1.01	0.99
12/31/2003	9.22	0.06	2.70	2.76	(0.06)	-	11.92	29.97	404,470	28	1.00	1.05	1.02	1.03
12/31/2002	11.11	0.09	(1.96)	(1.87)	-	(0.02)	9.22	(16.84)	220,106	38	1.00	0.97	1.02	0.95

Class B
12/31/2006	14.03	0.26	2.58	2.84	(0.07)	(0.97)	15.83	20.30	391	26	0.76	1.71	n/a	n/a
12/31/2005	13.69	0.17	0.71	0.88	(0.11)	(0.43)	14.03	6.42	281	29	0.77	1.28	n/a	n/a
03/05(a)-12/31/2004	12.50	0.05	1.18	1.23	(0.04)	-	13.69	9.87	34	42	0.79	1.51	0.80	1.50

JNL/Western High Yield Bond Fund

Class A
12/31/2006	7.95	0.62	0.21	0.83	(0.56)	-	8.22	10.51	365,753	62	0.80	7.49	n/a	n/a
12/31/2005	8.51	0.62	(0.48)	0.14	(0.62)	(0.08)	7.95	1.69	276,421	33	0.81	7.39	n/a	n/a
12/31/2004	8.03	0.17	0.49	0.66	(0.18)	-	8.51	8.22	284,949	149	0.83	6.97	n/a	n/a
12/31/2003	6.98	0.75	1.05	1.80	(0.75)	-	8.03	25.79	19,464	72	0.90	8.47	n/a	n/a
12/31/2002	7.42	0.87	(0.44)	0.43	(0.87)	-	6.98	5.76	17,079	77	0.90	8.88	n/a	n/a

Class B
12/31/2006	8.12	0.66	0.21	0.87	(0.18)	-	8.81	10.72	4,443	62	0.59	7.60	n/a	n/a
12/31/2005	8.66	0.64	(0.48)	0.16	(0.62)	(0.08)	8.12	1.89	214	33	0.60	7.60	n/a	n/a
03/05(a)-12/31/2004	8.15	0.14	0.41	0.55	(0.04)	-	8.66	6.84	13	149	0.63	7.20	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.

JNL/Western Strategic Bond Fund

Class A
12/31/2006	$ 11.08	$ 0.54	$ (0.01)	$ 0.53	$ (0.01)	$ -	$ 11.60	4.77%	$ 460,890	113%	(f)	0.92%	4.81%	n/a %	n/a %
12/31/2005	11.47	0.44	(0.14)	0.30	(0.48)	(0.21)	11.08	2.62	338,943	97	(f)	0.93	4.44	n/a	n/a
12/31/2004	11.40	0.56	0.23	0.79	(0.53)	(0.19)	11.47	6.91	236,706	74	(f)	0.94	4.63	n/a	n/a
12/31/2003	10.63	0.49	0.95	1.44	(0.52)	(0.15)	11.40	13.53	197,923	61		0.95	5.03	n/a	n/a
12/31/2002	10.41	0.65	0.22	0.87	(0.65)	-	10.63	8.38	125,881	83		0.95	6.22	n/a	n/a

Class B
12/31/2006	11.49	0.58	(0.01)	0.57	(0.01)	-	12.05	4.94	259	113	(f)	0.72	5.01	n/a	n/a
12/31/2005	11.84	0.48	(0.14)	0.34	(0.48)	(0.21)	11.49	2.87	171	97	(f)	0.73	4.64	n/a	n/a
03/05(a)-12/31/2004	11.60	0.20	0.41	0.61	(0.18)	(0.19)	11.84	5.20	8	74	(f)	0.72	4.87	n/a	n/a

JNL/Western U.S. Government & Quality Bond Fund

Class A
12/31/2006	11.07	0.46	(0.10)	0.36	-	-	11.43	3.25	235,088	114	(f)	0.79	4.16	n/a	n/a
12/31/2005	11.31	0.41	(0.14)	0.27	(0.41)	(0.10)	11.07	2.45	214,590	39	(f)	0.79	3.76	n/a	n/a
12/31/2004	11.47	0.54	(0.10)	0.44	(0.53)	(0.07)	11.31	3.85	197,863	65	(f)	0.79	3.92	n/a	n/a
12/31/2003	11.89	0.45	(0.31)	0.14	(0.42)	(0.14)	11.47	1.18	257,274	44		0.78	3.26	n/a	n/a
12/31/2002	11.17	0.42	0.86	1.28	(0.42)	(0.14)	11.89	11.47	304,265	36		0.78	4.26	n/a	n/a

Class B
12/31/2006	11.50	0.50	(0.11)	0.39	-	-	11.89	3.39	140	114	(f)	0.59	4.36	n/a	n/a
12/31/2005	11.71	0.44	(0.14)	0.30	(0.41)	(0.10)	11.50	2.53	121	39	(f)	0.59	3.96	n/a	n/a
03/05(a)-12/31/2004	11.75	0.16	0.02	0.18	(0.15)	(0.07)	11.71	1.54	13	65	(f)	0.61	4.22	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) Portfolio Turnover excludes dollar roll transactions.
(e) Calculated using the average shares method for the year ended December 31, 2006.
(f) Portfolio Turnover including dollar roll transactions for JNL/Western Strategic Bond Fund and JNL/Western U.S. Government & Quality Bond Fund for 2006 was 570% and 524%,
for 2005 was 453% and 487%, and for 2004 was 423% and 643%, respectively.
(g) Distributions of $0.00 represent amounts less than $0.005.

See Notes to the Financial Statements.

JNL Series Trust

Notes to the Financial Statements

NOTE 1. ORGANIZATION

JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of the state of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust, consisting of diversified and non-diversified Funds, is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Trust currently offers shares in forty-nine (49) separate funds ("Funds"), each with its own investment objective. JNL/AIM Large Cap Growth Fund, JNL/AIM Real Estate Fund and JNL/AIM Small Cap Growth Fund for which AIM Capital Management Inc. serves as the sub-adviser; JNL/AIM Real Estate Fund is sub-sub-advised by INVESCO Institutional N.A., Inc.; JNL/Alger Growth Fund, for which Fred Alger Management, Inc. serves as the sub-adviser; JNL/Eagle Core Equity Fund and JNL/Eagle SmallCap Equity Fund, for which Eagle Asset Management, Inc. serves as the sub-adviser; JNL/FMR Balanced Fund and JNL/FMR Mid-Cap Equity Fund, for which Fidelity Management & Research Company serves as the sub-adviser; JNL/Franklin Templeton Income Fund for which Franklin Advisers Inc. serves as the sub-adviser; JNL/Franklin Templeton Small Cap Value Fund for which Franklin Advisory Services, LLC serves as the sub-adviser; JNL/Goldman Sachs Mid Cap Value Fund and JNL/Goldman Sachs Short Duration Bond Fund for which Goldman Sachs Asset Management, L.P. serves as the sub-adviser; JNL/JPMorgan International Equity Fund and JNL/JPMorgan International Value Fund, for which JPMorgan Investment Management Inc. serves as the sub-adviser; JNL/Lazard Emerging Markets Fund, JNL/Lazard Mid Cap Value Fund, and JNL/Lazard Small Cap Value Fund, for which Lazard Asset Management, LLC serves as sub-adviser; JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, and JNL/Mellon Capital Management Small Cap Index Fund, for which Mellon Capital Management Corp. serves as the sub-adviser; JNL/Oppenheimer Global Growth Fund and JNL/Oppenheimer Growth Fund, for which Oppenheimer Funds Inc. serves as the sub-adviser; JNL/PIMCO Total Return Bond Fund, for which Pacific Investment Management Company serves as the sub-adviser; JNL/Putnam Equity Fund, JNL/Putnam Midcap Growth Fund, and JNL/Putnam Value Equity Fund, for which Putnam Investment Management, LLC serves as the sub-adviser; JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, and JNL/S&P Retirement Income Fund (collectively "JNL/S&P Funds") for which Standard & Poor's Investment Advisory Services, LLC serves as the sub-adviser; JNL/Select Balanced Fund, JNL/Select Global Growth Fund, JNL/Select Large Cap Growth Fund, JNL/Select Money Market Fund, and JNL/Select Value Fund, for which Wellington Management Company, LLP serves as the sub-adviser; JNL/T.Rowe Price Established Growth Fund, JNL/T.Rowe Price Mid-Cap Growth Fund, and JNL/T.Rowe Price Value Fund, for which T.Rowe Price Associates, Inc. serves as the sub-adviser; and JNL/Western High Yield Bond Fund, JNL/Western Strategic Bond Fund, and JNL/Western U.S. Government & Quality Bond Fund, for which Western Asset Management Company serves as the sub-adviser. The JNL/S&P funds have a fund of funds structure which invests in other affiliated underlying funds.

Effective May 1, 2006, JNL/Salomon Brothers High Yield Bond Fund, JNL/Salomon Brothers Strategic Bond Fund and JNL/Salomon Brothers U.S. Government & Quality Bond Fund became JNL/Western High Yield Bond Fund, JNL/Western Strategic Bond Fund and JNL/Western U.S. Government & Quality Bond Fund respectively, and are managed by Western Asset Management Company. Prior to May 1, 2006, these Funds were managed by Salomon Brothers Asset Management Inc.

Effective May 1, 2006, JNL/FMR Capital Growth Fund was renamed JNL/FMR Mid-Cap Equity Fund.

Each Fund, except the JNL/S&P Funds, offers Class A and Class B shares. The two classes differ principally in applicable 12b-1 Fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund. No class has preferential dividend rights.

Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") to each of the Funds. Shares are presently offered to Jackson National, Jackson National Life Insurance Company of New York, and their separate accounts to fund the benefits of variable annuity and variable life policies. Shares are also sold to qualified plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed and consistently applied by the Trust in the preparation of its financial statements. Certain prior year amounts have been reclassified in conformity with the current year's presentation.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – The net asset value shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Bonds are valued on the basis of prices furnished by approved pricing services or based on quotations provided by reputable broker-dealers. Stocks are valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in absence of a sale. Short-term securities maturing within 60 days, and all securities in the JNL/Select Money Market Fund are valued at amortized cost, which approximates market value. Investments in mutual funds, including all investments of the JNL/S&P Funds, are valued at the net asset value per share of each underlying Fund determined as of the close of the NYSE on the valuation date.

Pursuant to procedures adopted by the Trust’s Board of Trustees (“Board”), the Funds may utilize international Fair Value Pricing (“FVP”) if a significant event occurs which, in the judgment of the Adviser, may reasonably be expected to affect the value of one or more securities held by a Fund and have a resulting material effect on the Fund’s NAV. Significant events may affect the value of securities of only a single issuer or may affect the value of securities of multiple issuers, including material movements in the U.S. securities markets subsequent to the close of trading on a non-U.S. exchange or market, but prior to the time of the Fund’s NAV calculation. FVP is expected to result in an estimated price for each impacted security that reasonably reflects the current market conditions at the time of the NAV calculation. A security for which no quotations are readily available or the quotation is deemed to not be reflective of the value of such security as defined in the Board’s approved procedures, shall be “fair valued” pursuant to the approved procedures. In general, the “fair value” of a security is the amount the owner of such security might reasonably expect to receive upon its current sale.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

JNL Series Trust

Notes to the Financial Statements (continued)

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments, respectively. Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation or depreciation on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Forward Foreign Currency Contracts - A Fund may enter into forward foreign currency contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. All contracts are marked-to-market daily based on the forward currency exchange rate. The change in market value is recorded as a receivable or payable from forward currency contracts. When a contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the receivable or payable related to foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract.

When-Issued and Delayed Delivery Transactions - A Fund may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date. The advisor identifies liquid assets in a sufficient amount to meet the purchase price.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Funds have the right to include their securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Options Transactions – A Fund may buy and sell options contracts to manage its exposure to changes in securities prices and foreign currencies or as an efficient means of adjusting overall exposure to certain markets. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and the failure of the counterparty to honor their obligation under the contract.

A Fund may write covered call options on portfolio securities. When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current value. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Futures Contracts - A Fund may buy and sell futures contracts to manage its exposure to changes in securities prices and foreign currencies or as an efficient means of adjusting overall exposure to certain markets. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Futures contracts are valued based upon their quoted daily settlement prices. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statements of Assets and Liabilities.

Dollar Roll Transactions - A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

JNL Series Trust

Notes to the Financial Statements (continued)

Repurchase Agreements - A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally a bank or broker-dealer, to repurchase that security back from the Fund at a specified price and date or upon demand. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

Securities Loaned - The Trust has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Funds receive a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The custodian is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled investment fund approved by the Adviser). In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Securities Sold Short - A Fund may enter into short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus any amounts deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Potential losses from short sales may be unlimited.

Swaps - A Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a specific issuer. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Swaps are marked to market daily based upon prices provided from market makers or information from pricing vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net periodic payments or any payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Inflation-Indexed Bonds - A Fund may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Distributions to Shareholders - The JNL/Select Money Market Fund declares dividends daily and pays dividends monthly. For all other Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

Federal Income Taxes - Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes. Each Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles.

U.S. Government Agencies or Government-Sponsored Enterprises - Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

NOTE 3. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory agreement with JNAM, whereby, JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to sub-advisers as compensation for their services.

JNL Series Trust

Notes to the Financial Statements (continued)

The following is a schedule of the fees each Fund is currently obligated to pay JNAM.

	$0 to	$50 to	$100 to	$150 to	$200 to	$250 to	$300 to	$350 to	$500 to	$750 to	Over
(M - Millions; B - Billions)	$50 M	$100 M	$150 M	$200 M	$250 M	$300 M	$350 M	$500 M	$750 M	$1.5 B	$1.5 B

JNL/AIM Large Cap Growth Fund	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
JNL/AIM Real Estate Fund	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/AIM Small Cap Growth Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80	0.80
JNL/Alger Growth Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.60	0.60	0.60
JNL/Eagle Core Equity Fund	0.70	0.65	0.65	0.65	0.65	0.65	0.55	0.55	0.55	0.55	0.55
JNL/Eagle SmallCap Equity Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65
JNL/FMR Balanced Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.65	0.60	0.60
JNL/FMR Mid-Cap Equity Fund	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.60	0.55
JNL/Franklin Templeton Income Fund	0.80	0.80	0.75	0.75	0.65	0.65	0.65	0.65	0.60	0.60	0.60
JNL/Franklin Templeton Small Cap Value Fund	0.85	0.85	0.85	0.85	0.77	0.77	0.77	0.77	0.75	0.75	0.75
JNL/Goldman Sachs Mid Cap Value Fund	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/Goldman Sachs Short Duration Bond Fund	0.45	0.45	0.45	0.45	0.45	0.40	0.40	0.40	0.40	0.40	0.40
JNL/JPMorgan International Equity Fund	0.75	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.60	0.60	0.60
JNL/JPMorgan International Value Fund	0.75	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.60	0.60	0.60
JNL/Lazard Emerging Markets Fund	1.00	1.00	0.90	0.90	0.90	0.85	0.85	0.85	0.85	0.85	0.85
JNL/Lazard Mid Cap Value Fund	0.75	0.75	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.65
JNL/Lazard Small Cap Value Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70
JNL/Mellon Capital Management Bond Index Fund (b)	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.24	0.24
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	0.50	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
JNL/Mellon Capital Management
International Index Fund (b)	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.24	0.24
JNL/Mellon Capital Management
S&P 400 MidCap Index Fund (a)	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23
JNL/Mellon Capital Management S&P 500 Index Fund (a)	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23
JNL/Mellon Capital Management Small Cap Index Fund (a)	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.23	0.23
JNL/Oppenheimer Global Growth Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.60	0.60	0.60	0.60	0.60
JNL/Oppenheimer Growth Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60	0.60
JNL/PIMCO Total Return Bond Fund	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50
JNL/Putnam Equity Fund	0.675	0.675	0.675	0.60	0.60	0.60	0.575	0.575	0.575	0.575	0.575
JNL/Putnam Midcap Growth Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70
JNL/Putnam Value Equity Fund	0.675	0.675	0.675	0.60	0.60	0.60	0.575	0.575	0.575	0.575	0.575
JNL/S&P Funds	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.08	0.08	0.08
JNL/Select Balanced Fund	0.55	0.50	0.50	0.50	0.50	0.475	0.45	0.50	0.425	0.425	0.425
JNL/Select Global Growth Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.65	0.60	0.60
JNL/Select Large Cap Growth Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.55	0.55
JNL/Select Money Market Fund	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.25	0.25	0.25
JNL/Select Value Fund	0.55	0.55	0.55	0.55	0.55	0.55	0.50	0.50	0.45	0.45	0.45
JNL/T.Rowe Price Established Growth Fund	0.65	0.65	0.65	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55
JNL/T.Rowe Price Mid-Cap Growth Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/T.Rowe Price Value Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60
JNL/Western High Yield Bond Fund	0.55	0.50	0.50	0.475	0.475	0.475	0.45	0.45	0.425	0.425	0.425
JNL/Western Strategic Bond Fund	0.65	0.65	0.65	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55
JNL/Western U.S. Government &
Quality Bond Fund	0.50	0.50	0.50	0.45	0.45	0.45	0.40	0.40	0.35	0.35	0.35

(a)	Prior to May 1, 2006, the fees were 0.29% on assets up to $500 million and 0.24% over $500 million.
(b)	Prior to May 1, 2006, the fees were 0.30% on assets up to $500 million and 0.25% over $500 million.
(c)	Prior to October 2, 2006, the fees were 0.70% on assets up to $50 million, 0.65% on assets over $50 million up to $300 million and 0.55% on assets over $300 million.

Administrative Fee - The JNL/S&P Funds pay JNAM an annual Administrative Fee of 0.05% of the average daily net assets of each Fund accrued daily, paid monthly. The JNL/JPMorgan International Equity Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Management International Index Fund, JNL/Oppenheimer Global Growth Fund, and JNL/Select Global Growth Fund pay JNAM an annual Administration Fee of 0.15% of the average daily net assets of the Funds. All other Funds pay JNAM an annual Administration Fee of 0.10% of the average daily net assets of the Funds. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees and a majority of the cost associated with the Chief Compliance Officer.

JNL Series Trust

Notes to the Financial Statements (continued)

12b-1 Fee - The Funds, except for the JNL/S&P Funds, have adopted a Distribution Plan under the provisions of Rule 12b-1 for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares (through the sale of variable insurance products funded by the Trust). Jackson National Life Distributors, LLC ("JNLD") is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable insurance products issued by Jackson National and its subsidiaries. JNLD is a wholly-owned subsidiary of Jackson National. The maximum 12b-1 fee allowed shall be 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected in the Statements of Operations as "12b-1 fees (Class A)".

Affiliated Brokerage Commissions - The sub-advisers may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker-dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

During the period ended December 31, 2006, JNL/Alger Growth Fund, JNL/FMR Balanced Fund and JNL/FMR Mid-Cap Equity Fund, paid $594; $2; $2; in thousands respectively, to affiliates of the Funds for brokerage fees on the execution of purchases and sales of portfolio investments.

Deferred Compensation Plan - The Funds have adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of their compensation. Deferred amounts are credited at a rate of return of 5%. Liabilities related to deferred balances are included in Trustees’ fees payable in the Statements of Assets and Liabilities. Expense associated with deferred balances is included in Trustees’ fees in the Statements of Operations.

Investments in affiliates - During the period ended December 31, 2006, certain Funds invested in money market funds for temporary purposes, which was managed by JNAM or another affiliate. Certain Funds participating in securities lending receive cash collateral which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled fund approved by JNAM) which may be considered affiliated with the Funds. The JNL/S&P Funds invested solely in other affiliated Funds of the Trust and JNL Variable Funds. The JNL/Mellon Capital Management International Index Fund invested in Prudential Plc, the parent company of Jackson National. The JNL/Mellon Capital Management S&P 500 Stock Index Fund invested in Mellon Financial Corp., the parent company of its subadvisor. The total market value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income is disclosed separately in the Statements of Operations.

NOTE 4. PURCHASES AND SALES OF SECURITIES

Information with respect to purchases and proceeds from sales of long-term securities for the period ended December 31, 2006, is as follows (in thousands):

	Investment Securities		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
JNL/AIM Large Cap Growth Fund	$325,725	$323,044	$-	$-
JNL/AIM Real Estate Fund	180,210	54,401	-	-
JNL/AIM Small Cap Growth Fund	27,958	30,250	-	-
JNL/Alger Growth Fund	792,896	828,082	-	-
JNL/Eagle Core Equity Fund	200,384	275,758	-	-
JNL/Eagle SmallCap Equity Fund	127,777	117,780	-	-
JNL/FMR Balanced Fund	64,595	58,072	47,520	29,471
JNL/FMR Mid-Cap Equity Fund	313,457	331,405	-	-
JNL/Franklin Templeton Income Fund	63,876	15,417	9,990	-
JNL/Franklin Templeton Small Cap Value Fund	59,813	5,628	-	-
JNL/Goldman Sachs Mid Cap Value Fund	88,424	50,954	-	-
JNL/Goldman Sachs Short Duration Bond Fund	197,232	47,681	427,446	258,893
JNL/JPMorgan International Equity Fund	50,172	26,632	-	-
JNL/JPMorgan International Value Fund	434,858	280,561	-	-
JNL/Lazard Emerging Markets Fund	86,652	15,048	-	-
JNL/Lazard Mid Cap Value Fund	144,092	176,602	-	-
JNL/Lazard Small Cap Value Fund	161,489	235,838	-	-
JNL/Mellon Capital Management Bond Index Fund	48,525	39,928	165,712	117,880
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund	34,210	27,893	-	-
JNL/Mellon Capital Management International Index Fund	135,809	6,448	-	-
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	116,221	34,333	-	-
JNL/Mellon Capital Management S&P 500 Index Fund	87,176	4,513	-	-
JNL/Mellon Capital Management Small Cap Index Fund	120,943	47,078	-	-
JNL/Oppenheimer Global Growth Fund	107,397	92,128	-	-
JNL/Oppenheimer Growth Fund	19,412	18,856	-	-
JNL/PIMCO Total Return Bond Fund	1,169,686	1,397,849	628,980	185,503
JNL/Putnam Equity Fund	155,191	192,201	-	-
JNL/Putnam Midcap Growth Fund	44,518	45,220	-	-
JNL/Putnam Value Equity Fund	247,265	280,501	-	-
JNL/S&P Managed Aggressive Growth Fund	218,657	281,069	-	-
JNL/S&P Managed Conservative Fund	93,786	41,794	-	-
JNL/S&P Managed Growth Fund	451,571	380,149	-	-
JNL/S&P Managed Moderate Fund	222,843	83,020	-	-

JNL Series Trust

Notes to the Financial Statements (continued)

Investment Securities						U.S. Government Obligations
Purchases			Sales			Purchases		Sales
	$		$		$		$
JNL/S&P Managed Moderate Growth Fund		470,976		289,352		-		-
JNL/S&P Retirement 2015 Fund		5,481		581		-		-
JNL/S&P Retirement 2020 Fund		2,435		176		-		-
JNL/S&P Retirement 2025 Fund		1,275		179		-		-
JNL/S&P Retirement Income Fund		11,544		1,909		-		-
JNL/Select Balanced Fund		177,934		196,544		74,047		72,970
JNL/Select Global Growth Fund		195,815		247,881		-		-
JNL/Select Large Cap Growth Fund		174,073		212,342		-		-
JNL/Select Money Market Fund		29,776		24,152		-		-
JNL/Select Value Fund		271,851		126,112		-		-
JNL/T.Rowe Price Established Growth Fund		328,136		360,517		-		-
JNL/T.Rowe Price Mid-Cap Growth Fund		240,979		228,319		-		-
JNL/T.Rowe Price Value Fund		188,320		150,473		-		-
JNL/Western High Yield Bond Fund		288,868		184,689		2,188		292
JNL/Western Strategic Bond Fund (a)		2,319,548		2,164,341		199,651		167,317
JNL/Western U.S. Government & Quality Bond Fund (b)		1,029,651		1,025,249		196,363		159,505

NOTE 5. FEDERAL INCOME TAX MATTERS

At December 31, 2006, the following Funds had accumulated net realized capital loss carryovers, in thousands, for U.S. federal income tax purposes, which may be used to offset future realized capital gains (in thousands). It is the intent of the Board of Trustees to not distribute any realized capital gains until the accumulated capital loss carryovers have been offset or have expired.

		Year(s) of			Year(s) of
	Amount	Expiration		Amount	Expiration

JNL/Alger Growth Fund	$59,915	2010-2011	JNL/Putnam Value Equity Fund	$1,341	2011
JNL/FMR Mid-Cap Equity Fund	297,951	2009-2011	JNL/S&P Managed Aggressive Growth Fund	6,687	2009-2012
JNL/Goldman Sachs Short Duration Bond Fund	1,752	2014	JNL/S&P Managed Growth Fund	562	2012
JNL/JPMorgan International Equity Fund	12,576	2010-2011	JNL/Select Global Growth Fund	135,490	2009-2011
JNL/Lazard Emerging Markets Fund	6	2014	JNL/Select Large Cap Growth Fund	282,491	2009-2011
JNL/Mellon Capital Management Bond Index Fund	1,618	2013-2014	JNL/Select Money Market Fund	3	2010-2013
JNL/PIMCO Total Return Bond Fund	1,303	2014	JNL/Western High Yield Bond Fund	52,668	2012-2014
JNL/Putnam Equity Fund	91,834	2009-2011	JNL/Western Strategic Bond Fund	1,655	2014
JNL/Putnam Midcap Growth Fund	11,840	2009-2011	JNL/Western U.S. Government & Quality Bond Fund	1,122	2014

The following represents capital and/or currency losses (in thousands) realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year:

Amount
JNL/AIM Large Cap Growth Fund	$143
JNL/AIM Real Estate Fund	12
JNL/Alger Growth Fund	86
JNL/FMR Balanced Fund	8
JNL/Goldman Sachs Short Duration Bond Fund	53
JNL/Lazard Emerging Markets Fund	44
JNL/Mellon Capital Management Bond Index Fund	25
JNL/PIMCO Total Return Bond Fund	2,395
JNL/Select Global Growth Fund	5
JNL/T.Rowe Price Established Growth Fund	21
JNL/T.Rowe Price Mid-Cap Growth Fund	12
JNL/Western U.S. Government & Quality Bond Fund	93

JNL Series Trust

Notes to the Financial Statements (continued)

As of December 31, 2006, the components of distributable earnings on a tax-basis and the federal tax cost of investments are listed in the following table (in thousands). The primary differences, if any, between cost and unrealized appreciation (depreciation) for financial statement and tax purposes are attributable to the recognition of certain foreign currency gains as ordinary income for tax purposes; the realization for tax purposes of unrealized gains on certain forward foreign currency or futures contracts; unrealized gains or losses on investments in passive foreign investment companies (“PFICs”); differences in accounting for investments in Real Estate Investment Trusts (“REITS”) and notional principal contracts; and the tax deferral of losses on wash sale transactions.

	Cost of	Unrealized	Unrealized	Appreciation/	Ordinary	Long Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income	Capital Gain
JNL/AIM Large Cap Growth Fund	$362,219	$60,789	$(3,722)	$57,067	$1,999	$20,291
JNL/AIM Real Estate Fund	235,466	40,287	(196)	40,091	7,601	5,966
JNL/AIM Small Cap Growth Fund	59,949	10,149	(1,559)	8,590	217	4,681
JNL/Alger Growth Fund	241,090	16,931	(5,890)	11,041	359	-
JNL/Eagle Core Equity Fund	165,157	15,846	(1,278)	14,568	1,669	11,409
JNL/Eagle SmallCap Equity Fund	206,403	49,498	(6,432)	43,066	-	6,666
JNL/FMR Balanced Fund	203,246	17,655	(3,588)	14,067	4,536	9,252
JNL/FMR Mid-Cap Equity Fund	254,120	29,105	(8,368)	20,737	-	-
JNL/Franklin Templeton Income Fund	68,418	3,360	(244)	3,116	129	-
JNL/Franklin Templeton Small Cap Value Fund	147,360	18,389	(4,472)	13,917	2,868	2,653
JNL/Goldman Sachs Mid Cap Value Fund	144,192	17,777	(1,923)	15,854	3,798	2,302
JNL/Goldman Sachs Short Duration Bond Fund	368,275	2,395	(399)	1,996	9,046	-
JNL/JPMorgan International Equity Fund	260,320	64,264	(2,398)	61,866	123	-
JNL/JPMorgan International Value Fund	476,401	74,410	(4,690)	69,720	37,632	22,560
JNL/Lazard Emerging Markets Fund	86,850	10,514	(1,951)	8,563	458	-
JNL/Lazard Mid Cap Value Fund	239,772	24,667	(4,440)	20,227	2,184	1,857
JNL/Lazard Small Cap Value Fund	194,882	15,826	(6,863)	8,963	3,676	4,125
JNL/Mellon Capital Management Bond Index Fund	336,471	1,101	(2,297)	(1,196)	9,317	-
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund	69,354	12,158	(895)	11,263	1,364	2,162
JNL/Mellon Capital Management International Index Fund	458,315	124,709	(5,756)	118,953	4,204	1,447
JNL/Mellon Capital Management S&P 400 Mid Cap Index Fund	416,328	72,033	(16,421)	55,612	2,534	6,977
JNL/Mellon Capital Management S&P 500 Index Fund	494,036	118,080	(16,015)	102,065	218	1,139
JNL/Mellon Capital Management Small Cap Index Fund	405,746	71,838	(20,529)	51,309	3,547	4,054
JNL/Oppenheimer Global Growth Fund	309,181	87,911	(5,672)	82,239	3,938	24,078
JNL/Oppenheimer Growth Fund	27,627	4,505	(1,109)	3,396	-	296
JNL/PIMCO Total Return Bond Fund	892,046	4,691	(6,410)	(1,719)	6,971	-
JNL/Putnam Equity Fund	141,923	19,357	(2,085)	17,272	507	-
JNL/Putnam Midcap Growth Fund	39,978	4,033	(1,761)	2,272	-	-
JNL/Putnam Value Equity Fund	172,352	13,619	(3,044)	10,575	1,584	-
JNL/S&P Managed Aggressive Growth Fund	626,413	132,799	(86,390)	46,409	2,851	2,181
JNL/S&P Managed Conservative Fund	133,278	5,560	(1,605)	3,955	2,526	1,489
JNL/S&P Managed Growth Fund	1,092,515	203,242	(48,417)	154,825	3,846	30,257
JNL/S&P Managed Moderate Fund	298,002	18,154	(2,109)	16,045	3,589	4,328
JNL/S&P Managed Moderate Growth Fund	1,004,472	136,613	(16,573)	120,040	2,746	15,320
JNL/S&P Retirement 2015 Fund	4,913	247	(29)	218	60	69
JNL/S&P Retirement 2020 Fund	2,263	110	(14)	96	24	39
JNL/S&P Retirement 2025 Fund	1,103	42	(11)	31	16	21
JNL/S&P Retirement Income Fund	9,692	281	(78)	203	219	67
JNL/Select Balanced Fund	451,358	53,954	(5,294)	48,660	12,357	17,618
JNL/Select Global Growth Fund	153,583	26,772	(2,786)	23,986	1,246	-
JNL/Select Large Cap Growth Fund	192,727	19,139	(5,209)	13,930	-	-
JNL/Select Money Market Fund	269,243	-	-	-	3	-
JNL/Select Value Fund	461,352	67,401	(3,906)	63,495	3,982	9,495
JNL/T. Rowe Price Established Growth Fund	717,375	150,699	(13,694)	137,005	697	5,227
JNL/T. Rowe Price Mid-Cap Growth Fund	683,947	172,813	(19,150)	153,663	598	3,817
JNL/T. Rowe Price Value Fund	623,009	141,659	(17,471)	124,188	15,881	33,069
JNL/Western High Yield Bond Fund	414,652	11,384	(3,956)	7,428	427	-
JNL/Western Strategic Bond Fund	675,560	4,259	(4,888)	(629)	19,032	-
JNL/Western U.S. Government & Quality Bond Fund	371,739	1,039	(1,768)	(729)	9,232	-

JNL Series Trust

Notes to the Financial Statements (continued)

The tax character of distributions paid during the period ended December 31, 2006, was as follows (in thousands):

	Ordinary	Long-term			Ordinary	Long-term
	Income	Capital Gain			Income	Capital Gain

JNL/AIM Large Cap Growth Fund	$89	$-		JNL/Mellon Capital Management S&P 500 Index Fund	$7,839	$2,700
JNL/AIM Real Estate Fund	1,995	428		JNL/Mellon Capital Management Small Cap Index Fund	5,009	16,495
JNL/AIM Small Cap Growth Fund	-	4,178		JNL/Oppenheimer Global Growth Fund	1,603	11,030
JNL/Alger Growth Fund	39	-		JNL/PIMCO Total Return Bond Fund	27,318	196
JNL/Eagle Core Equity Fund	31	-		JNL/Putnam Equity Fund	551	-
JNL/Eagle SmallCap Equity Fund	-	16,067		JNL/Putnam Value Equity Fund	53	-
JNL/FMR Balanced Fund	1,393	2,606		JNL/S&P Managed Aggressive Growth Fund	4,066	35,732
JNL/Franklin Templeton Income Fund	1,572	-		JNL/S&P Managed Conservative Fund	2,362	596
JNL/Franklin Templeton Small Cap Value Fund	1,229	-	-	JNL/S&P Managed Growth Fund	11,888	50,228
JNL/Goldman Sachs Mid Cap Value Fund	2,411	-		JNL/S&P Managed Moderate Fund	5,094	2,234
JNL/JPMorgan International Equity Fund	3,635	-		JNL/S&P Managed Moderate Growth Fund	13,600	29,702
JNL/JPMorgan International Value Fund	8,207	5,644		JNL/Select Balanced Fund	11,107	2,407
JNL/Lazard Mid Cap Value Fund	5,972	14,250		JNL/Select Global Growth Fund	495	-
JNL/Lazard Small Cap Value Fund	15,000	12,308		JNL/Select Money Market Fund	12,358	-
JNL/Mellon Capital Management Bond Index Fund	4,940	-		JNL/Select Value Fund	11,126	13,000
JNL/Mellon Capital Management Enhanced				JNL/T.Rowe Price Established Growth Fund	3,106	6,108
S&P 500 Stock Index Fund	4,779	2,732		JNL/T.Rowe Price Mid-Cap Growth Fund	5,379	48,000
JNL/Mellon Capital Management				JNL/T.Rowe Price Value Fund	8,032	37,000
International Index Fund	13,162	2,106		JNL/Western High Yield Bond Fund	23,385	-
JNL/Mellon Capital Management S&P 400				JNL/Western Strategic Bond Fund	358	-
MidCap Index Fund	4,935	10,490

The tax character of distributions paid during the period ended December 31, 2005, was as follows (in thousands):

	Ordinary	Long-term		Ordinary	Long-term
	Income	Capital Gain		Income	Capital Gain

JNL/AIM Large Cap Growth Fund	$116	$-	JNL/Oppenheimer Growth Fund	$32	$-
JNL/Alger Growth Fund	252	-	JNL/PIMCO Total Return Bond Fund	21,518	3,987
JNL/Eagle Core Equity Fund	2,131	-	JNL/Putnam Equity Fund	1,263	-
JNL/Eagle SmallCap Equity Fund	-	2,699	JNL/Putnam Value Equity Fund	1,836	-
JNL/FMR Balanced Fund	10	-	JNL/S&P Managed Aggressive Growth Fund	5,023	-
JNL/FMR Capital Growth Fund	600	-	JNL/S&P Managed Conservative Fund	217	52
JNL/JPMorgan International Equity Fund	3,145	-	JNL/S&P Managed Growth Fund	12,007	35,143
JNL/JPMorgan International Value Fund	798	791	JNL/S&P Managed Moderate Fund	258	110
JNL/Lazard Mid Cap Value Fund	21,185	13,724	JNL/S&P Managed Moderate Growth Fund	14,006	6,109
JNL/Lazard Small Cap Value Fund	10,098	13,210	JNL/Salomon Brothers High Yield Bond Fund	19,645	2,725
JNL/Mellon Capital Management Bond Index Fund	4,307	269	JNL/Salomon Brothers Strategic Bond Fund	16,974	2,941
JNL/Mellon Capital Management Enhanced			JNL/Salomon Brothers U.S. Government &
S&P 500 Stock Index Fund	3,809	2,036	Quality Bond Fund	8,241	1,134
JNL/Mellon Capital Management			JNL/Select Balanced Fund	15,014	35,867
International Index Fund	6,671	29,497	JNL/Select Global Growth Fund	973	-
JNL/Mellon Capital Management S&P 400			JNL/Select Money Market Fund	6,462	-
MidCap Index Fund	3,749	9,196	JNL/Select Value Fund	7,861	10,192
JNL/Mellon Capital Management S&P 500 Index Fund	5,139	12,180	JNL/T.Rowe Price Established Growth Fund	1,437	-
JNL/Mellon Capital Management Small Cap Index Fund	4,140	5,416	JNL/T.Rowe Price Mid-Cap Growth Fund	1,656	41,001
JNL/Oppenheimer Global Growth Fund	589	-	JNL/T.Rowe Price Value Fund	10,451	9,978

JNL Series Trust

Notes to the Financial Statements (continued)

Permanent differences between book and tax basis reporting for the 2006 fiscal year have been identified and appropriately reclassified as indicated below (in thousands). To the extent there are differences between book-basis and federal tax-basis which are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent differences include but are not limited to: expired capital loss carryforwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, accounting treatment of notional principal contracts, and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain/Loss	Paid in Capital
JNL/AIM Large Cap Growth Fund	$55	$(55)	$-
JNL/AIM Real Estate Fund	(1,151)	1,151	-
JNL/AIM Small Cap Growth Fund	415	(415)	-
JNL/Alger Growth Fund	(71)	71	-
JNL/Eagle Core Equity Fund	(167)	167	-
JNL/Eagle SmallCap Equity Fund	1,170	-	(1,170)
JNL/FMR Balanced Fund	(23)	23	-
JNL/FMR Mid-Cap Equity Fund	140	3	(143)
JNL/Franklin Templeton Income Fund	5	(5)	-
JNL/Goldman Sachs Mid Cap Value Fund	(62)	62	-
JNL/Goldman Sachs Short Duration Bond Fund	(438)	438
JNL/JPMorgan International Equity Fund	94	(94)	-
JNL/JPMorgan International Value Fund	(593)	593	-
JNL/Lazard Emerging Markets Fund	(227)	227	-
JNL/Lazard Mid Cap Value Fund	(84)	84	-
JNL/Lazard Small Cap Value Fund	(69)	69	-
JNL/Mellon Capital Management Bond Index Fund	(7)	7	-
JNL/Mellon Capital Management Enhanced S&P 500
Stock Index Fund	(7)	7	-
JNL/Mellon Capital Management International Index Fund	745	(745)	-
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	(161)	161	-
JNL/Mellon Capital Management S&P 500 Index Fund	(35)	35	-
JNL/Mellon Capital Management Small Cap Index Fund	(117)	117	-
JNL/Oppenheimer Global Growth Fund	346	(346)	-
JNL/Oppenheimer Growth Fund	87	-	(87)
JNL/PIMCO Total Return Bond Fund	519	(519)	-
JNL/Putnam Equity Fund	(4)	4	-
JNL/Putnam Midcap Growth Fund	92	-	(92)
JNL/S&P Managed Aggressive Growth Fund	2,168	(2,168)	-
JNL/S&P Managed Conservative Fund	110	(110)	-
JNL/S&P Managed Growth Fund	2,286	(2,286)	-
JNL/S&P Managed Moderate Fund	511	(511)	-
JNL/S&P Managed Moderate Growth Fund	2,494	(2,494)	-
JNL/S&P Retirement 2015 Fund	14	(14)	-
JNL/S&P Retirement 2020 Fund	7	(7)	-
JNL/S&P Retirement 2025 Fund	3	(3)	-
JNL/S&P Retirement Income Fund	16	(16)	-
JNL/Select Balanced Fund	(189)	189	-
JNL/Select Global Growth Fund	13	(13)	-
JNL/Select Large Cap Growth Fund	134	(1)	(133)
JNL/Select Value Fund	191	(191)
JNL/T.Rowe Price Established Growth Fund	(168)	168	-
JNL/T.Rowe Price Mid-Cap Growth Fund	(13)	13	-
JNL/T.Rowe Price Value Fund	(20)	20	-
JNL/Western High Yield Bond Fund	22	(22)	-
JNL/Western Strategic Bond Fund	47	(47)	-
JNL/Western U.S. Government & Quality Bond Fund	(83)	83	-

JNL Series Trust

Notes to the Financial Statements (continued)

NOTE 6. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The timeframe for the adoption of FIN 48 is required for the first financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE 7. SUBSEQUENT EVENTS

The Trust began to offer shares in the following Funds effective January 16, 2007: JNL/Credit Suisse Global Natural Resources Fund and JNL/Credit Suisse Long/Short Fund for which Credit Suisse Asset Management, LLC will serve as sub-adviser; JNL/Franklin Templeton Founding Strategy Fund and JNL/Franklin Templeton Global Growth Fund for which Franklin Advisory Services, LLC will serve as sub-adviser; JNL/PIMCO Real Return Fund for which Pacific Investment Management Company will serve as sub-adviser; JNL/S&P Disciplined Growth Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund all for which Standard & Poor's Investment Advisory Services, LLC will serve as sub-adviser; JNL/S&P Growth Retirement Strategy, JNL/S&P Moderate Growth Retirement Strategy and JNL/S&P Moderate Retirement Strategy all for which Standard & Poor's Investment Advisory Services, LLC and Mellon Capital Management Corp. will serve as co-sub-advisers.

The Board of Trustees appointed PPM America, Inc. as the sub-adviser for the JNL/Putnam Value Equity Fund, replacing Putnam Investment Management, Inc, effective January 16, 2007. The Fund was also renamed JNL/PPM America Value Equity Fund effective January 16, 2007. PPM America, Inc. is an affiliate of JNAM.

Effective January 16, 2007, the JNL/Western High Yield Bond Fund, JNL/Western Strategic Bond Fund, and JNL/Western U.S. Government & Quality Bond Funds changed their names to JNL/Western Asset High Yield Bond Fund, JNL/Western Asset Strategic Bond Fund, and JNL/Western Asset U.S. Government & Quality Bond Fund.

At a meeting on February 7, 2007, the Board of Trustees voted to approve the following sub-adviser replacements effective April 30, 2007: Pyramis Global Advisors, LLC to replace Fidelity Management & Research Company for JNL/FMR Balanced Fund and JNL/FMR Mid-Cap Equity Fund; Goldman Sachs Asset Management, L.P. to replace Western Asset Management Company for JNL/Western Asset Strategic Bond Fund; J.P. Morgan Investment Management Inc. to replace Western Asset Management Company for JNL/Western Asset U.S. Government & Quality Bond Fund; and subject to shareholder vote, PPM America to replace Western Asset Management Company for the JNL/Western Asset High Yield Bond Fund.

Additionally, at the February 7, 2007 meeting, the Board of Trustees voted to approve the merger of JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund into JNL/T. Rowe Price Established Growth Fund. The merger is expected to be accomplished at the close of business on April 27, 2007, pursuant to Rule 17a-8 of the 1940 Act.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of JNL Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within the JNL Series Trust (the “Series”) as listed in Note 1 of the financial statements as of December 31, 2006, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each series within the JNL Series Trust as listed in Note 1 of the financial statements as of December 31, 2006, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of investments in securities as of December 31, 2006 appearing in Item 6 of this Form N-CSR is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Company’s management. Such information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2007

Disclosure of Fund Expenses (Unaudited)

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees (Class A shares) and other daily operating expenses. Operating expenses such as these are deducted from the Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses paid During Period" to estimate the expenses paid during this period.

Hypothetical 5% Return. The information in this section can be used to compare each Fund's costs with those of other mutual Funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the U.S. Securities and Exchange Commission requires all mutual Funds to make the 5% calculation.

Actual Fund Return				Hypothetical 5% Return
Beginning	Ending		Expenses	Beginning	Ending		Expenses
Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
Value	Value	Expense	During	Value	Value	Expense	During
6/30/2006	12/31/2006	Ratios	Period	6/30/2006	12/31/2006	Ratios	Period

JNL/AIM Large Cap Growth Fund
Class A	$ 1,000.00	$ 1,088.10	1.01%	$ 5.32	$ 1,000.00	$ 1,020.11	1.01%	$ 5.15
Class B	1,000.00	1,088.50	0.79	4.18	1,000.00	1,021.21	0.79	4.04
JNL/AIM Real Estate Fund
Class A	1,000.00	1,186.30	1.01	5.58	1,000.00	1,020.11	1.01	5.15
Class B	1,000.00	1,187.60	0.81	4.48	1,000.00	1,021.11	0.81	4.14
JNL/AIM Small Cap Growth Fund
Class A	1,000.00	1,072.70	1.15	6.01	1,000.00	1,019.41	1.15	5.86
Class B	1,000.00	1,073.80	0.95	4.98	1,000.00	1,020.41	0.95	4.85
JNL/Alger Growth Fund
Class A	1,000.00	1,082.00	1.01	5.31	1,000.00	1,020.11	1.01	5.15
Class B	1,000.00	1,083.80	0.81	4.27	1,000.00	1,021.11	0.81	4.14
JNL/Eagle Core Equity Fund
Class A	1,000.00	1,121.30	0.95	5.09	1,000.00	1,020.41	0.95	4.85
Class B	1,000.00	1,122.40	0.75	4.03	1,000.00	1,021.41	0.75	3.84
JNL/Eagle SmallCap Equity Fund
Class A	1,000.00	1,108.40	1.05	5.59	1,000.00	1,019.91	1.05	5.35
Class B	1,000.00	1,109.60	0.85	4.54	1,000.00	1,020.91	0.85	4.34
JNL/FMR Balanced Fund
Class A	1,000.00	1,080.50	1.01	5.31	1,000.00	1,020.11	1.01	5.15
Class B	1,000.00	1,080.70	0.81	4.27	1,000.00	1,021.11	0.81	4.14
JNL/FMR Mid-Cap Equity Fund
Class A	1,000.00	1,109.20	1.01	5.38	1,000.00	1,020.11	1.01	5.15
Class B	1,000.00	1,110.50	0.81	4.33	1,000.00	1,021.11	0.81	4.14
JNL/Franklin Templeton Income Fund
Class A	1,000.00	1,096.70	1.09	5.77	1,000.00	1,019.71	1.09	5.55
Class B	1,000.00	1,099.00	0.91	4.83	1,000.00	1,020.61	0.91	4.65
JNL/Franklin Templeton Small Cap Value Fund
Class A	1,000.00	1,077.40	1.15	6.02	1,000.00	1,019.41	1.15	5.86
Class B	1,000.00	1,077.80	0.95	4.99	1,000.00	1,020.41	0.95	4.85
JNL/Goldman Sachs Mid Cap Value Fund
Class A	1,000.00	1,106.80	1.05	5.58	1,000.00	1,019.91	1.05	5.35
Class B	1,000.00	1,108.10	0.85	4.53	1,000.00	1,020.91	0.85	4.34
JNL/Goldman Sachs Short Duration Bond Fund
Class A	1,000.00	1,028.90	0.75	3.85	1,000.00	1,021.41	0.75	3.84
Class B	1,000.00	1,029.90	0.54	2.74	1,000.00	1,022.51	0.54	2.73
JNL/JPMorgan International Equity Fund
Class A	1,000.00	1,118.80	1.05	5.61	1,000.00	1,019.91	1.05	5.35
Class B	1,000.00	1,120.30	0.85	4.56	1,000.00	1,020.91	0.85	4.34

Disclosure of Fund Expenses (Unaudited) (continued)

Beginning	Ending		Expenses	Beginning	Ending		Expenses
Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
Value	Value	Expense	During	Value	Value	Expense	During
6/30/2006	12/31/2006	Ratios	Period	6/30/2006	12/31/2006	Ratios	Period

JNL/JPMorgan International Value Fund
Class A	$ 1,000.00	$ 1,171.00	1.03%	$ 5.64	$ 1,000.00	$ 1,020.01	1.03%	$ 5.25
Class B	1,000.00	1,173.20	0.83	4.56	1,000.00	1,021.01	0.83	4.24
JNL/Lazard Emerging Markets Fund
Class A	1,000.00	1,257.40	1.35	7.68	1,000.00	1,018.41	1.35	6.86
Class B	1,000.00	1,257.10	1.15	6.55	1,000.00	1,019.41	1.15	5.86
JNL/Lazard Mid Cap Value Fund
Class A	1,000.00	1,112.70	1.03	5.49	1,000.00	1,020.01	1.03	5.25
Class B	1,000.00	1,113.40	0.83	4.44	1,000.00	1,021.01	0.83	4.24
JNL/Lazard Small Cap Value Fund
Class A	1,000.00	1,103.20	1.05	5.57	1,000.00	1,019.91	1.05	5.35
Class B	1,000.00	1,104.90	0.85	4.53	1,000.00	1,020.91	0.85	4.34
JNL/Mellon Capital Management Bond Index Fund
Class A	1,000.00	1,048.10	0.61	3.17	1,000.00	1,022.11	0.61	3.13
Class B	1,000.00	1,048.30	0.40	2.05	1,000.00	1,023.21	0.40	2.02
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
Class A	1,000.00	1,138.30	0.79	4.28	1,000.00	1,021.21	0.79	4.04
Class B	1,000.00	1,140.30	0.60	3.21	1,000.00	1,022.21	0.60	3.03
JNL/Mellon Capital Management International Index Fund
Class A	1,000.00	1,143.80	0.65	3.54	1,000.00	1,021.91	0.65	3.34
Class B	1,000.00	1,145.50	0.46	2.47	1,000.00	1,022.91	0.46	2.33
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Class A	1,000.00	1,054.60	0.61	3.18	1,000.00	1,022.11	0.61	3.13
Class B	1,000.00	1,055.30	0.40	2.06	1,000.00	1,023.21	0.40	2.02
JNL/Mellon Capital Mangement S&P 500 Index Fund
Class A	1,000.00	1,123.40	0.60	3.19	1,000.00	1,022.21	0.60	3.03
Class B	1,000.00	1,124.70	0.40	2.12	1,000.00	1,023.21	0.40	2.02
JNL/Mellon Capital Management Small Cap Index Fund
Class A	1,000.00	1,091.20	0.60	3.14	1,000.00	1,022.21	0.60	3.03
Class B	1,000.00	1,091.30	0.40	2.09	1,000.00	1,023.21	0.40	2.02
JNL/Oppenheimer Global Growth Fund
Class A	1,000.00	1,130.30	1.05	5.65	1,000.00	1,019.91	1.05	5.35
Class B	1,000.00	1,131.20	0.85	4.58	1,000.00	1,020.91	0.85	4.34
JNL/Oppenheimer Growth Fund
Class A	1,000.00	1,087.00	0.95	5.01	1,000.00	1,020.41	0.95	4.85
Class B	1,000.00	1,088.90	0.75	3.97	1,000.00	1,021.41	0.75	3.84
JNL/PIMCO Total Return Bond Fund
Class A	1,000.00	1,042.80	0.81	4.19	1,000.00	1,021.11	0.81	4.14
Class B	1,000.00	1,043.60	0.60	3.07	1,000.00	1,022.21	0.60	3.03
JNL/Putnam Equity Fund
Class A	1,000.00	1,128.50	0.97	5.21	1,000.00	1,020.31	0.97	4.95
Class B	1,000.00	1,129.30	0.77	4.15	1,000.00	1,021.31	0.77	3.94
JNL/Putnam Midcap Growth Fund
Class A	1,000.00	1,039.00	1.05	5.40	1,000.00	1,019.91	1.05	5.35
Class B	1,000.00	1,039.90	0.85	4.39	1,000.00	1,020.91	0.85	4.34
JNL/Putnam Value Equity Fund
Class A	1,000.00	1,113.60	0.97	5.18	1,000.00	1,020.31	0.97	4.95
Class B	1,000.00	1,114.30	0.77	4.12	1,000.00	1,021.31	0.77	3.94
JNL/S&P Managed Aggressive Growth Fund
Class A	1,000.00	1,113.90	0.18	0.95	1,000.00	1,024.31	0.18	0.91

Disclosure of Fund Expenses (Unaudited) (continued)

Beginning	Ending		Expenses	Beginning	Ending		Expenses
Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
Value	Value	Expense	During	Value	Value	Expense	During
6/30/2006	12/31/2006	Ratios	Period	6/30/2006	12/31/2006	Ratios	Period

JNL/S&P Managed Conservative Fund
Class A	$ 1,000.00	$ 1,063.60	0.18%	$ 0.93	$ 1,000.00	$ 1,024.31	0.18%	$ 0.91
JNL/S&P Managed Growth Fund
Class A	1,000.00	1,105.40	0.16	0.84	1,000.00	1,024.41	0.16	0.81
JNL/S&P Managed Moderate Fund
Class A	1,000.00	1,077.60	0.18	0.93	1,000.00	1,024.31	0.18	0.91
JNL/S&P Managed Moderate Growth Fund
Class A	1,000.00	1,092.00	0.16	0.84	1,000.00	1,024.41	0.16	0.81
JNL/S&P Retirement 2015 Fund
Class A	1,000.00	1,096.70	0.20	1.05	1,000.00	1,024.21	0.20	1.01
JNL/S&P Retirement 2020 Fund
Class A	1,000.00	1,103.10	0.20	1.05	1,000.00	1,024.21	0.20	1.01
JNL/S&P Retirement 2025 Fund
Class A	1,000.00	1,107.80	0.24	1.26	1,000.00	1,024.01	0.24	1.21
JNL/S&P Retirement Income Fund
Class A	1,000.00	1,075.10	0.18	0.93	1,000.00	1,024.31	0.18	0.91
JNL/Select Balanced Fund
Class A	1,000.00	1,102.30	0.79	4.20	1,000.00	1,021.21	0.79	4.04
Class B	1,000.00	1,102.90	0.60	3.15	1,000.00	1,022.21	0.60	3.03
JNL/Select Global Growth Fund
Class A	1,000.00	1,081.40	1.11	5.83	1,000.00	1,019.61	1.11	5.65
Class B	1,000.00	1,083.10	0.91	4.79	1,000.00	1,020.61	0.91	4.65
JNL/Select Large Cap Growth Fund
Class A	1,000.00	1,074.70	0.99	5.19	1,000.00	1,020.21	0.99	5.05
Class B	1,000.00	1,076.30	0.79	4.15	1,000.00	1,021.21	0.79	4.04
JNL/Select Money Market Fund
Class A	1,000.00	1,024.00	0.60	3.04	1,000.00	1,022.21	0.60	3.03
Class B	1,000.00	1,028.90	0.38	1.93	1,000.00	1,023.31	0.38	1.92
JNL/Select Value Fund
Class A	1,000.00	1,126.60	0.83	4.47	1,000.00	1,021.01	0.83	4.24
Class B	1,000.00	1,127.80	0.63	3.40	1,000.00	1,022.01	0.63	3.24
JNL/T.Rowe Price Established Growth Fund
Class A	1,000.00	1,129.40	0.89	4.79	1,000.00	1,020.71	0.89	4.55
Class B	1,000.00	1,130.80	0.69	3.73	1,000.00	1,021.71	0.69	3.54
JNL/T.Rowe Price Mid-Cap Growth Fund
Class A	1,000.00	1,055.50	1.01	5.24	1,000.00	1,020.11	1.01	5.15
Class B	1,000.00	1,056.50	0.81	4.22	1,000.00	1,021.11	0.81	4.14
JNL/T.Rowe Price Value Fund
Class A	1,000.00	1,138.10	0.95	5.13	1,000.00	1,020.41	0.95	4.85
Class B	1,000.00	1,139.70	0.75	4.07	1,000.00	1,021.41	0.75	3.84
JNL/Western High Yield Bond Fund
Class A	1,000.00	1,078.00	0.79	4.16	1,000.00	1,021.21	0.79	4.04
Class B	1,000.00	1,079.30	0.60	3.12	1,000.00	1,022.21	0.60	3.03
JNL/Western Strategic Bond Fund
Class A	1,000.00	1,055.40	0.93	4.83	1,000.00	1,020.51	0.93	4.75
Class B	1,000.00	1,055.80	0.71	3.70	1,000.00	1,021.61	0.71	3.64
JNL/Western U.S. Government & Quality Bond Fund
Class A	1,000.00	1,049.60	0.79	4.10	1,000.00	1,021.21	0.79	4.04
Class B	1,000.00	1,051.30	0.60	3.08	1,000.00	1,022.21	0.60	3.03

TRUSTEES AND OFFICERS OF JNL SERIES TRUST

(THE "TRUST")

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Interested Trustee
Mark D. Nerud (40) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present) President and Chief Executive Officer (12/06 to present)	92 [3]

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to 11/03) (1/07 to present); Vice President (8/97 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Disinterested Trustees
Michael Bouchard (50) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	92 [3]
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (1/99 to present); Senator – State of Michigan (1991 to 1999);

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

William J. Crowley, Jr. (61) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	92 [3]
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Partner (Baltimore Office) – Arthur Andersen LLP (2001 to 2002); Board Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director of Foundation Coal Holdings, Inc.; Director of Bio Veris Corporation; Director of Provident Bankshares Corporation

Dominic D’Annunzio (68) 1 Corporate Way Lansing, MI 48951	Chairman of the Board [2] (2/04 to present) Trustee [2] (2/02 to present)	92 [3]
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Michelle Engler (48) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/03 to present)	92 [3]
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director of Federal Home Loan Mortgage Corporation

James Henry, Ph.D. (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	92 [3]
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

Richard McLellan (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/94 to present)	92 [3]
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Dykema Gossett PLLC (Law Firm)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

William R. Rybak (55) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	92 [3]
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (2002 to present) (see below)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (51) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/07 to present)	92 [3]

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to present); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

[1] Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser.

[2] The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

[3] Effective January 16, 2007, the number of Funds in the Fund Complex will be 92.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Officers
Daniel W. Koors (36) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/06 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President and Chief Financial Officer of the Adviser (1/07 to present); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006); Senior Manager of Deloitte & Touche LLP (2000 to 2003)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Susan S. Rhee (35) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/04 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Secretary of the Adviser (11/00 to present); Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser; Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

Steven J. Fredricks (36) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/05 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance Company (2/02 to Present); Contract Attorney, Godfrey & Kahn, S.C. (2001 – 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

William V. Simon (36) 1 Corporate Way Lansing, MI 48951	Vice President and Assistant Treasurer (12/06 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President and Chief Operating Officer of the Adviser (1/07 to present); Assistant Vice President of Jackson National Life Insurance Company (7/04 to present); Director of Jackson National Life Insurance Company (8/00 to 7/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting www.jnl.com or www.jnlny.com.

TRUSTEES OF THE TRUST

The interested Trustees and Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are disinterested Trustees of the Trust and the Trust’s Chief Compliance Officer, received from the Trust the compensation amounts indicated for the services as such for the twelve-month period ended December 31, 2006.

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Michael Bouchard	$46,970	$0	$0	$75,000
William J. Crowley, Jr. [2]	$0	$0	$0	$0
Dominic D’Annunzio [5]	$63,880	$0	$0	$102,500
Michelle Engler	$51,468	$0	$0	$82,500
Joseph Frauenheim [3]	$52,939	$0	$0	$85,000
James Henry [2]	$0	$0	$0	$0
Richard McLellan	$51,468	$0	$0	$82,500
William R. Rybak [2]	$0	$0	$0	$0
Patricia Woodworth [2]	$0	$0	$0	$0
Steven J. Fredricks [4]	$106,531	$0	$0	$170,746

1 The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

2 Trustees were elected to the Board of Trustees effective January 1, 2007, and therefore have not received any compensation for the year ended December 31, 2006.

3 Mr. Frauenheim retired from the Board of Trustees effective January 1, 2007.

4 Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

5 Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

PROXY VOTING GUIDELINES

JNAM, the Funds' adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity and Life Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 (3) on Jackson National Life Insurance Company's website at www.jnl.com or Jackson National Life Insurance Company of New York's website at www.jnlny.com, and (4) on the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at 800-644-4563.

JNL SERIES TRUST (the "Trust")

APPROVAL OF THE TRUST’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Funds (the “Board”) oversees the management of each Fund and, as required by law, determines annually whether to approve the Funds’ advisory agreement with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s sub-advisory agreement(s).

At a meeting on August 29-30, 2006, the Board, including all of the Independent Trustees, considered information relating to the Trust’s investment advisory and management agreement with JNAM (the “Agreement”), information relating to the proposed sub-advisory agreements between JNAM and Credit Suisse Asset Management, LLC; JNAM and Credit Suisse Asset Management Limited; JNAM and Franklin Advisers, Inc.; JNAM and Franklin Mutual Advisers, LLC; JNAM and Templeton Global Advisors Limited; JNAM and PPM America, Inc.; an amendment to the existing sub-advisory agreement with Mellon Capital Management Corporation and an amendment to the existing sub-advisory agreement with Standard and Poor’s Investment Advisory Services, LLC (the “Sub-Advisory Agreements”). In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreement and the Sub-Advisory Agreements. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the Sub-Advisory Agreements through January 16, 2009, with the exception of the Agreement, the amendment to the existing sub-advisory agreement with Mellon Capital Management Corporation, and the amendment to the existing sub-advisory agreement with Standard and Poor’s Investment Advisory Services, LLC, which were approved until June 2007 when each agreement will be up for its annual renewal.

In reviewing the Agreement and the Sub-Advisory Agreements and considering the information, the Board was advised by outside legal counsel to the Funds, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including principally: (1) the nature, quality and extent of the services to be provided, (2) the costs of the services to be provided, (3) whether economies of scale may be realized as each Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (4) other benefits that may accrue to JNAM and the sub-advisers through their relationships with the Funds. The Board did not consider the investment performance of the Funds or the profitability of JNAM or the sub-advisers because, with the exception of the JNL/PPM America Value Equity Fund, the Funds had not yet commenced operations. For JNL/PPM America Value Equity Fund, PPM had not yet been retained as the Fund’s sub-adviser. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the Agreement and the Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreement and the Sub-Advisory Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreement is fair and reasonable and in the best interests of the shareholders of each Fund and that the Sub-Advisory Agreements are fair and reasonable and in the best interests of the shareholders of the applicable Funds. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the sub-advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the sub-advisers, as well as the provision of recordkeeping and compliance services to the Funds. The Board also considered that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent and custodian. With respect to JNAM’s oversight of the sub-advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the sub-advisers. The Board also considered the investment sub-advisory services to be provided by each sub-adviser. The Board considered JNAM’s evaluation of the sub-advisers, as well as JNAM’s recommendation, based on its review of the sub-advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each sub-adviser, and also reviewed the qualifications, backgrounds and responsibilities of the sub-advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each sub-adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each sub-adviser. The Board considered compliance reports about JNAM and the sub-advisers from the Trust’s CCO.

Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by JNAM under the Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by the sub-adviser(s) under the applicable Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s sub-adviser. For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s proposed advisory fees compared to the median advisory fees for other funds similar in size, character and investment strategy (the “expense group”). While the Board also considered each Fund’s proposed sub-advisory fee and compared that to the median sub-advisory fee of the expense group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory of each Fund is set forth below:

JNL/Credit Suisse Global Natural Resources Fund. The Board considered that the Fund’s proposed advisory fee is lower than the expense group median and the proposed sub-advisory fees are higher than the expense group average. The Board noted, however, that the Fund’s estimated total expense ratio, is 17 basis points (“bps”) lower than that of the expense group average. The Board concluded that the proposed advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

JNL/Credit Suisse Long/Short Fund. The Board considered that the Fund’s proposed advisory fee is lower than the expense group average and the proposed sub-advisory fees are lower than the expense group median. The Board noted that the Fund’s estimated total expense ratio is significantly lower than that of the expense group average. The Board concluded that the proposed advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

JNL/Franklin Templeton Founding Strategy Fund. The Board considered that the Fund has no advisory or sub-advisory fees. The Board noted that the Fund’s estimated overall expenses are lower than that of the underlying funds expense group average. The Board concluded that the total expenses are fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

JNL/Franklin Templeton Global Growth Fund; and JNL/Franklin Templeton Mutual Shares Fund. The Board considered that each Fund’s proposed advisory fees- and total Fund expenses are lower than the expense group median. The Board also considered that the sub-advisory fees for the Global Growth Fund are slightly higher than the expense group average at lower asset levels but decline below the expense group average as assets increase. The Board noted that the sub-advisory fees for the Mutual Shares Fund are higher than the Lipper average because Franklin does not provide this Fund on a sub-advisory basis and due to its investment strategy. The Board noted that each Fund’s estimated total expense ratio is lower than that of the expense group average. The Board concluded that the proposed advisory and sub-advisory fees are fair, reasonable and in the best interest of each Fund and its potential shareholders in light of the services to be provided.

JNL/PPM America Value Equity Fund (formerly, JNL/Putnam Value Equity Fund). The Board considered that the Fund’s proposed advisory and sub-advisory fees are lower than the expense group median. The Board noted that the Fund’s estimated total expense ratio is lower than that of the expense group average. The Board concluded that the proposed advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its potential shareholders in light of the services to be provided.

JNL/S&P Disciplined Moderate Fund; JNL/S&P Disciplined Moderate Growth Fund; and JNL/S&P Disciplined Growth Fund. The Board considered that each Fund’s proposed advisory and sub-advisory fees are lower than the expense group median. The Board noted that each Fund’s estimated total expense ratio is slightly higher than that of the expense group average. The Board concluded that the proposed advisory and sub-advisory fees are fair, reasonable and in the best interest of each Fund and its potential shareholders in light of the services to be provided.

JNL/S&P Moderate Retirement Strategy Fund; JNL/S&P Moderate Growth Retirement Strategy Fund; and JNL/S&P Growth Retirement Strategy Fund. The Board considered that each Fund’s proposed advisory fees are higher than the expense group median and proposed sub-advisory fees are lower than the expense group median. The Board noted that each Fund’s estimated total expense ratios are lower than that of the expense group average. The Board concluded that the proposed advisory and sub-advisory fees are fair, reasonable and in the best interest of each Fund and its potential shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund, contains breakpoints that decrease the fee rate as assets increase. In light of this, the Board concluded that it would be fair, reasonable and in the best interests of each Fund and its shareholders to approve each Agreement.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law. The Board also noted that certain sub-advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those sub-advisers would manage. The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, that sub-advisers would not be required to participate in the meetings and that recommendations to hire or fire sub-advisers would not be influenced by a sub-adviser’s willingness to participate in the meetings.

In evaluating the benefits that may accrue to the sub-advisers through their relationship with the Fund(s), the Board noted that each sub-adviser may develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). Further, the Board considered that in the case of Mellon Capital Management Corporation (“Mellon”), affiliates serve as the custodian and the securities lending agent for the Funds of the JNL Series Trust, JNL Variable Fund LLC, JNLNY Variable Fund I LLC, and the JNL Money Market Fund of the JNL Investors Series Trust. The Board considered that each service to be provided to the Funds by the Mellon affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was fair, reasonable and in the best interests of each Fund and its shareholders.

JNL SERIES TRUST

A Special Meeting of the Shareholders of the JNL Series Trust was held December 1, 2006.

The meeting involved the election of Trustees. The following lists the name of each Trustee elected at the meeting, if the Trustee is a Disinterested/Independent Trustee or an Interested Trustee, and if the Trustee was an incumbent or newly elected at the meeting:

William J. Crowley, Jr.	Disinterested/Independent Trustee	New
Michael Bouchard	Disinterested/Independent Trustee	Incumbent
Dominic D'Annunzio	Disinterested/Independent Trustee	Incumbent
Michelle Engler	Disinterested/Independent Trustee	Incumbent
James Henry	Disinterested/Independent Trustee	New
Richard McLellan	Disinterested/Independent Trustee	Incumbent
Mark D. Nerud	Interested Trustee	New
William R. Rybak	Disinterested/Independent Trustee	New
Patricia A. Woodworth	Disinterested/Independent Trustee	New

The following proposals were voted upon at the meeting:

1.	To vote on the election of Independent Trustees of the Trust:

	AFFIRMATIVE	AGAINST	WITHHOLD
Michael Bouchard	1,238,781,881.871	8,044,060.329	19,789,562.110
William J. Crowley, Jr.	1,240,496,430.472	8,044,060.329	18,075,013.509
Dominic D'Annunzio	1,240,567,870.867	8,044,060.329	18,003,573.114
Michelle Engler	1,239,354,668.784	8,044,060.329	19,216,775.197
James Henry	1,240,798,258.034	8,044,060.329	17,773,185.947
Richard McLellan	1,241,295,691.730	8,044,060.329	17,275,752.251
William R. Rybak	1,240,749,110.849	8,044,060.329	17,822,333.132
Patricia A. Woodworth	1,241,174,050.756	8,044,060.329	17,397,393.225

2.	To vote on the election of an Interested Trustee to replace an existing Interested Trustee of the Trust.

	AFFIRMATIVE	AGAINST	WITHHOLD
Mark D. Nerud	1,225,063,676.767	8,044,060.329	33,507,767.214

3.

To approve or disapprove a change in sub-adviser and a proposed Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC (“JNAM”) and PPM America, Inc. (“PPM”), under which PPM would serve as sub-adviser to the Fund.

FUND	AFFIRMATIVE	AGAINST	WITHHOLD
JNL/Putnam Equity Fund	7,867,875.556	148,495.329	578,782.375

SUPPLEMENT DATED AUGUST 11, 2006 TO THE PROSPECTUS

DATED MAY 1, 2006

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the section entitled "Regulatory and Litigation Matters" for the JNL/Franklin Templeton Income Fund and JNL/Franklin Templeton Small Cap Value Fund please delete the section in its entirety and replace it with the following:

Regulatory and Litigation Matters

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or after September 15, 2006. After publication and comment, the proposed distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will begin pursuant to that plan. The SEC anticipates the distribution will begin in the fall of 2006.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan will be completed in August 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

In addition, various subsidiaries of Franklin Resources, Inc., as well as certain Templeton funds, have also been named in several class action lawsuits originally filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys’ fees and costs. In April 2005, these lawsuits were removed to the United States District Court for the Southern District of Illinois. On July 12, 2005, the court dismissed one of these lawsuits and dismissed the remaining lawsuits on August 25, 2005. Plaintiffs are appealing the dismissals to the United States Court of Appeals.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under "Statement on Current Industry Issues."

In the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/JPMorgan International Equity Fund, please delete the first two paragraphs in its entirety and replace with the following:

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2005, J. P. Morgan and its affiliates had approximately $846 billion in assets under management.

In the section entitled “The Sub-Adviser and Portfolio Management” for the JNL/JPMorgan International Value Fund, please delete the first two paragraphs in their entirety and replace with the following:

The Sub-Adviser and Portfolio Management. The sub-adviser to the JNL/JPMorgan International Value Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2005, J. P. Morgan and its affiliates had approximately $846 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Jeroen Huysinga, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Huysinga, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1997. Mr. Woort-Menker who is a senior portfolio manager on the Global Equity team and the lead manager of the team’s Value strategies, has been employed by J.P. Morgan 1987.

This Supplement is dated August 11, 2006.

(To be used with VC5995 Rev. 07/06, VC3656 Rev. 05/06, VC3657 Rev. 05/06, VC3723 Rev. 05/06, VC5825 05/06, NV3174CE Rev. 05/06, NV3784 Rev. 05/06, VC4224 Rev. 05/06, NV4224 Rev. 05/06, VC5526 Rev. 05/06, NV5526 Rev. 05/06, NV5825 05/06, FVC4224FT Rev. 05/06, VC5890 05/06, VC5884 05/06, VC5869 05/06, VC5885 05/06, NV5869 05/06, NV5890 05/06, NV5884 05/06, NV5885 05/06, HR105 Rev. 05/06, and VC2440 Rev. 05/06.)

V6027 8/06

Supplement Dated January 31, 2007 To The Prospectus

Dated May 1, 2006

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Please delete all references to James Cowen for the JNL/AIM Real Estate Fund.

The third paragraph in the section entitled "The Sub-Adviser and Portfolio Management" for the JNL/FMR Balanced Fund should be deleted in its entirety and replaced with the following:

Brett Kozlowski is vice president and Co-Manager of the Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

This Supplement is dated January 31, 2007.

(To be used with VC5995 Rev. 07/06, VC3656 Rev. 05/06, VC3657 Rev. 05/06, VC3723 Rev. 05/06, NV3174CE Rev. 05/06, NV3784 Rev. 05/06, VC4224 Rev. 05/06, NV4224 Rev. 05/06, VC5526 Rev. 05/06, NV5526 Rev. 05/06, FVC4224FT Rev. 05/06, VC5890 05/06, VC5869 05/06, NV5869 05/06, NV5890 05/06, VC5825 05/06, NV5825 05/06, VC5884 05/06, VC5885 05/06, NV5884 05/06, NV5885 05/06, HR105 Rev. 05/06, and VC2440 Rev. 05/06.)

V6111 01/07

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee financial expert serving on its Audit Committee. The registrant has determined that the financial statements of the registrant do not involve the complexities of public company financial statements and that the accounting methodologies of investment companies are well established under the Investment Company Act of 1940, as amended, and therefore, a financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

KPMG LLP (“KPMG”) billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2006 and December 31, 2005 as follows:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Fees
2006	$394,890	$25,220	$92,000	$0	$512,110
2005	$356,150	$19,530	$68,000	$0	$443,680

The above Tax Fees for 2006 and 2005 is the aggregate fee billed for professional services rendered by KPMG to the registrant for tax compliance, tax advice and tax return review.

The above Audit-Related Fees for 2006 and 2005 is the aggregate fee billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s 17f-2 counts.

KPMG was paid $29,400 for 2006 and $28,600 for 2005 to perform an internal control review pursuant to SAS No. 70 related to the registrant’s Adviser fund accounting procedures.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing funds.

(e)(2) None

(f) None

(g) The aggregate fee billed for all non-audit fees to the funds and Adviser entities for the fiscal years ended December 31, 2006 is $146,620. The aggregate fee billed for all non-audit fees to the funds and Adviser entities for the fiscal years ended December 31, 2005 is $116,130.

(h) The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as auditors for fiscal years 2006 and 2005, and did not find provision of these services to be incompatible with maintaining the auditors independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable as this is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Schedule of Investments

Below is a Schedule I for the JNL/FMR Balanced Fund, the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management Small Cap Index Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/Mellon Capital Management Bond Index Fund, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the JNL/PIMCO Total Return Bond Fund, the JNL/Select Balanced Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/Western High Yield Bond Fund, and the JNL/Western Strategic Bond Fund for which a summary schedule of investments was provided in the report to stockholders pursuant to §210.12 – 12C of Regulation S-X.

JNL/FMR Balanced Fund
COMMON STOCKS - 63.2%
CONSUMER DISCRETIONARY - 6.0%
Aeropostale Inc. (b)	3	99
American Axle & Manufacturing Holdings Inc.	1	21
Apollo Group Inc. - Class A (b)	4	162
Aristocrat Leisure Ltd. (l)	2	28
Best Buy Co. Inc.	1	71
Carnival Corp.	2	118
Carriage Services Inc. (b)	5	24
Champion Enterprises Inc. (b)	5	42
Clear Channel Outdoor Holdings Inc. (b) (l)	5	137
Coachmen Industries Inc.	5	57
Cyrela Brazil Realty SA	14	134
DaimlerChrysler AG	1	37
DCM Japan Holdings Co Ltd. (b)	10	104
DR Horton Inc.	3	86
DreamWorks Animation SKG Inc. (b)	3	100
Eastman Kodak Co. (l)	5	129
EchoStar Communications Corp. (b)	4	145
Eddie Bauer Holdings Inc. (b)	5	49
Family Dollar Stores Inc.	8	223
Federated Department Stores Inc.	5	202
Fortune Brands Inc.	1	60
Fred’s Inc.	8	95
Furniture Brands International Inc. (l)	3	52
GameStop Corp. - Class B (b)	5	246
Gaylord Entertainment Co. (b)	2	117
Gentex Corp. (l)	7	106
Grupo Televisa SA - ADR	3	70
Hanesbrands Inc. (b)	1	12
Hibbett Sporting Goods Inc. (b)	2	70
Home Depot Inc. (l)	8	333
Interface Inc. (b)	8	116
JC Penney Co. Inc.	2	146
Lamar Advertising Co. (b) (l)	4	235
La-Z-Boy Inc. (l)	7	81
Leggett & Platt Inc.	6	137
Liberty Global Inc. - Class A (b)	4	119
Liberty Global Inc. (b)	-	10
Live Nation Inc. (b)	20	455
MarineMax Inc. (b)	4	111
McDonald’s Corp.	12	552
McGraw-Hill Cos. Inc.	2	122
Naspers Ltd. - ADR	3	81
News Corp. Inc. - Class A	3	71
Nike Inc. - Class B	1	79
NTL Inc.	8	202
OfficeMax Inc.	3	129
Omnicom Group Inc.	1	115
OPAP SA	3	112
OSI Restaurant Partners Inc.	3	133
Pacific Sunwear of California (b)	6	119

PetSmart Inc.	5	133
Radio One Inc. (b) (l)	4	25
RadioShack Corp. (l)	7	114
Renault SA	-	48
RH Donnelley Corp.	2	119
Royal Caribbean Cruises Ltd.	4	145
Saks Inc. (l)	3	59
Salem Communications Corp. - Class A	1	15
Sally Beauty Holdings Inc. (b)	4	30
Sealy Corp.	3	40
Sears Holdings Corp. (b) (l)	1	218
Service Corp. International	9	94
Six Flags Inc. (b) (l)	2	9
Snap-On Inc.	1	24
Sony Corp. - ADR	4	180
Standard-Pacific Corp.	3	78
Stanley Works	3	131
Staples Inc.	6	149
Target Corp.	2	86
Time Warner Inc.	40	876
TJX Cos. Inc.	4	108
Tuesday Morning Corp.	6	92
Vail Resorts Inc. (b)	3	112
Viacom Inc. (b)	2	86
Weight Watchers International Inc.	-	21
Whirlpool Corp. (l)	3	232
Williams-Sonoma Inc. (l)	1	25
WMS Industries Inc. (b)	5	164
Yum! Brands Inc.	2	118
		9,785
CONSUMER STAPLES - 4.0%
Alberto-Culver Co.	4	82
Altria Group Inc.	19	1,630
Anadolu Efes Biracilik Ve Malt Sanayii AS	1	31
Avon Products Inc.	11	367
Bunge Ltd. (l)	2	138
Chiquita Brands International Inc.	7	106
Colgate-Palmolive Co.	4	254
Corn Products International Inc.	6	211
CVS Corp.	9	263
Fomento Economico Mexicano SA de CV - ADR	1	127
General Mills Inc.	3	150
Global Bio-Chem Technology Group Co. Ltd.	112	38
Imperial Sugar Co. (l)	-	2
Kellogg Co.	2	100
Kroger Co.	5	122
McCormick & Co. Inc.	1	23
Nestle SA	-	128
PAN Fish ASA (b)	5	5
Pernod-Ricard SA	-	23
Playtex Products Inc. (b)	9	130

Procter & Gamble Co.	16	1,046
Remy Cointreau SA	1	43
Rite Aid Corp. (b) (l)	24	130
Royal Numico NV	1	32
SAB Miller Plc	6	127
Safeway Inc.	6	204
Smithfield Foods Inc. (b)	4	108
SYSCO Corp.	3	118
Tyson Foods Inc.	5	74
Walgreen Co.	3	138
Wal-Mart de Mexico SA de CV	21	93
Wal-Mart Stores Inc.	10	452
		6,495
ENERGY - 6.9%
Alpha Natural Resources Inc. (b)	4	53
Aurora Oil & Gas Corp. (b) (l)	34	111
Baker Hughes Inc.	4	314
BJ Services Co.	4	123
Cabot Oil & Gas Corp. - Class A	2	115
Cameco Corp.	-	4
Cameron International Corp. (b)	4	233
Chesapeake Enegy Corp. (l)	6	183
China Coal Energy Co. (b)	7	5
EnCana Corp.	1	32
Energy Partners Ltd. (b)	3	78
EOG Resources Inc.	2	150
Evergreen Energy Inc. (b) (l)	6	63
Foundation Coal Holdings Inc.	4	118
Global Industries Ltd. (b)	4	53
GlobalSantaFe Corp.	3	165
Goodrich Petroleum Corp. (b) (l)	2	76
Halliburton Co.	25	789
Helix Energy Solutions Group Inc. (b)	3	97
Input/Output Inc. (b)	-	4
International Coal Group Inc. (b) (l)	7	37
Mariner Energy Inc. (b)	6	112
Massey Energy Co. (l)	4	81
Nabors Industries Ltd. (b)	4	113
National Oilwell Varco Inc. (b)	42	2,540
Noble Corp.	3	198
Noble Energy Inc.	1	59
OMI Corp. (l)	4	76
Petroleum Development Corp. (b)	2	65
Petroplus Holdings AG (b)	2	126
Plains Exploration & Production Co. (b)	3	152
Pride International Inc. (b)	38	1,136
Quicksilver Resources Inc. (b) (l)	6	209
Range Resources Corp.	7	194
Schlumberger Ltd.	1	32
Smith International Inc.	9	374
Southwestern Energy Co. (b)	5	189

Superior Energy Services Inc. (b)	2	78
Tesoro Corp.	1	46
Transocean Inc. (b)	2	138
Ultra Petroleum Corp. (b)	3	124
Valero Energy Corp.	33	1,672
Weatherford International Ltd. (b)	15	606
W-H Energy Services Inc. (b)	2	107
Willbros Group Inc. (b) (l)	1	23
Williams Cos. Inc.	4	97
		11,350
FINANCIALS - 13.8%
ABN AMRO Holding NV - ADR	4	122
ACE Ltd.	7	448
AFLAC Inc.	4	202
Aiful Corp.	1	30
Alexandria Real Estate Equities Inc.	1	80
American Capital Strategies Ltd. (l)	4	162
American Express Co.	4	227
American International Group Inc.	21	1,484
Ameriprise Financial Inc.	1	44
Annaly Capital Management Inc.	14	193
Aozora Bank Ltd. (b)	5	19
Aspen Insurance Holdings Ltd.	7	185
AXIS Capital Holdings Ltd.	1	40
Banco Bilbao Vizcaya Argentaria SA - ADR	9	214
Banco Nossa Caixa SA	6	128
Bank of America Corp.	29	1,546
Bank of Baroda	1	5
Bank of New York Co. Inc. (l)	7	283
Barclays Plc	1	14
BioMed Realty Trust Inc.	2	43
Boston Private Financial Holdings Inc.	3	87
Brandywine Realty Trust	1	23
Capital One Financial Corp.	4	315
CapitalSource Inc.	4	120
CBL & Associates Properties Inc.	2	69
CBRE Realty Finance Inc. (l)	2	35
Charles Schwab Corp.	1	10
Citigroup Inc.	18	1,025
Colonial BancGroup Inc.	6	154
Columbia Equity Trust Inc.	2	34
Countrywide Financial Corp.	8	343
Cowen Group Inc. (b)	5	108
Developers Diversified Realty Corp. (l)	4	271
Doral Financial Corp.	2	5
Douglas Emmett Inc.	1	27
Duke Realty Corp.	4	151
E*Trade Financial Corp. (b)	15	336
Education Realty Trust Inc.	2	22
Endurance Specialty Holdings Ltd.	4	139
Equity Lifestyle Properties Inc.	1	71

Equity Office Properties Trust	7	313
Equity One Inc.	2	64
Equity Residential	1	71
Erste Bank der Oesterreichischen Sparkassen AG	-	15
Fannie Mae	10	564
Fidelity National Title Group Inc. - Class A	3	79
First Mercury Financial Corp. (b)	-	9
FirstRand Ltd.	20	63
Franklin Resources Inc.	1	66
Freddie Mac	8	559
General Growth Properties Inc.	3	162
Goldman Sachs Group Inc.	1	171
Hanmi Financial Corp.	5	122
Hartford Financial Services Group Inc.	4	373
Health Care Property Investors Inc.	1	33
Highwoods Properties Inc.	1	33
HomeBanc Corp. (l)	7	29
Host Marriott Corp.	6	135
Hudson City Bancorp. Inc.	14	200
Industrial & Commercial Bank of China (b)	74	46
Investors Financial Services Corp.	2	79
IPC Holdings Ltd.	3	79
JPMorgan Chase & Co.	33	1,608
Kotak Mahindra Bank Ltd. (e)	4	37
Lazard Ltd. - Class A	5	241
Lehman Brothers Holdings Inc.	2	148
MBIA Inc.	1	66
Mellon Financial Corp.	2	89
Merrill Lynch & Co. Inc.	7	680
MetLife Inc.	4	260
MetLife Inc. (b)	5	150
MGIC Investment Corp. (l)	2	100
Mitsubishi Estate Co. Ltd.	3	78
Mitsui Fudosan Co. Ltd.	4	98
Montpelier Re Holdings Ltd.	5	93
Moody’s Corp.	1	69
Nara Bancorp Inc.	3	71
National Australia Bank Ltd.	5	144
Navigators Group Inc. (b)	1	67
NetBank Inc.	29	136
NewAlliance Bancshares Inc. (l)	5	84
Northern Trust Corp.	2	134
ORIX Corp.	-	113
PartnerRe Ltd.	2	163
Penn Real Estate Investment Trust	1	55
Pico Holdings Inc. (b)	1	17
Platinum Underwriters Holdings Ltd.	3	102
PNC Financial Services Group Inc.	5	341
Potlatch Corp.	1	26
Prudential Financial Inc.	2	189
Public Storage Inc.	1	68

PXRE Group Ltd. (b)	8	37
Radian Group Inc.	2	108
Ramco-Gershenson Properties Trust	1	31
R-G Financial Corp. - Class B	4	31
Scottish Re Group Ltd.	21	111
SLM Corp.	3	132
Societe Generale - Class A	1	103
Spirit Finance Corp.	2	21
St. Paul Travelers Cos. Inc.	5	285
State Street Corp.	3	196
SVB Financial Group (b)	1	65
Synovus Financial Corp.	4	129
T&D Holdings Inc.	3	179
Tanger Factory Outlet Centers Inc. (l)	1	23
TD Ameritrade Holding Corp.	-	5
Thomas Weisel Partners Group Inc. (b)	4	94
UBS AG	3	186
UCBH Holdings Inc. (l)	12	214
Unibanco - Uniao de Bancos Brasileiros SA - GDR (l)	1	65
UniCredito Italiano SpA	14	118
UnionBanCal Corp.	-	12
United Dominion Realty Trust Inc. (l)	11	334
Universal American Financial Corp. (b)	6	117
USI Holdings Corp. (b)	5	81
Ventas Inc.	2	85
Vornado Realty Trust	2	194
W Holding Co. Inc.	14	80
Wachovia Corp.	15	857
Wells Fargo & Co.	19	690
Wilshire Bancorp. Inc.	6	106
Wintrust Financial Corp.	2	77
XL Capital Ltd. - Class A	2	158
Zions Bancorp.	-	8
		22,438
HEALTH CARE - 6.4%
Acibadem Saglik Hizmetleri Ve Ticaret AS	9	97
Advanced Medical Optics Inc. (b)	4	127
Affymetrix Inc. (b) (l)	4	83
Alcon Inc.	2	168
American Medical Systems Holdings Inc. (b)	2	43
Amgen Inc. (b)	4	253
ArthroCare Corp. (b)	2	64
Aspect Medical Systems Inc. (b) (l)	6	107
AtheroGenics Inc. (b) (l)	4	39
Barr Laboratories Inc. (b)	3	162
Baxter International Inc.	10	458
Becton Dickinson & Co.	2	112
Biogen Idec Inc. (b)	2	118
Brookdale Senior Living Inc. (l)	3	125
Cardinal Health Inc.	2	97
Caremark Rx Inc.	3	161

Cephalon Inc. (b) (l)	5	324
Cerner Corp. (b) (l)	3	132
Charles River Laboratories International Inc. (b)	6	268
Community Health Systems Inc. (b)	2	55
Cooper Cos. Inc.	5	231
CR Bard Inc.	3	224
Dade Behring Holdings Inc.	2	61
DaVita Inc. (b)	2	114
DUSA Pharmaceuticals Inc. (b) (l)	8	33
Eclipsys Corp. (b)	3	58
Emdeon Corp. (b)	12	151
Endo Pharmaceuticals Holdings Inc. (b)	4	116
Genentech Inc. (b)	1	105
Gilead Sciences Inc. (b)	2	110
Health Net Inc. (b) (l)	7	331
Hologic Inc. (b)	-	5
Humana Inc. (b)	2	94
IMS Health Inc.	4	99
Inverness Medical Innovations Inc. (b)	3	112
Johnson & Johnson	12	778
MannKind Corp. (b) (l)	5	76
McKesson Corp.	3	132
Medarex Inc. (b)	4	61
Medco Health Solutions Inc. (b)	5	240
MedImmune Inc. (b)	5	146
Merck & Co. Inc.	16	680
MGI Pharma Inc. (b)	8	146
New River Pharmaceuticals Inc. (b) (l)	3	191
Novartis AG - ADR	5	270
Omnicare Inc. (l)	5	178
OSI Pharmaceuticals Inc. (b)	4	136
PDL BioPharma Inc. (b) (l)	2	48
Pharmaceutical Product Development Inc.	2	55
Respironics Inc. (b)	3	125
Schering-Plough Corp.	5	128
Sierra Health Services Inc. (b)	3	119
Solexa Inc. (b)	5	68
Sunrise Senior Living Inc. (b)	3	101
Teva Pharmaceutical Industries Ltd. - ADR	7	211
Thermo Electron Corp. (b)	1	26
United Surgical Partners International Inc. (b) (l)	5	130
UnitedHealth Group Inc.	17	911
Varian Inc. (b)	2	85
Vertex Pharmaceuticals Inc. (b) (l)	2	64
Wyeth	9	438
		10,380
INDUSTRIALS - 7.5%
ABB Ltd. - ADR	6	101
Administaff Inc.	2	86
AirTran Holdings Inc. (b) (l)	21	245
Alexander & Baldwin Inc.	8	350

Allied Waste Industries Inc. (b)	6	79
American Commercial Lines Inc. (b) (l)	1	79
Atlas Copco AB - Class B	4	126
Briggs & Stratton Corp.	3	92
Brink’s Co.	4	268
Burlington Northern Santa Fe Corp.	4	295
Canadian National Railway Co. (l)	1	52
CDI Corp.	2	50
Chicago Bridge & Iron Co. NV - ADR	13	344
Cintas Corp.	3	115
Clean Harbors Inc (b)	5	246
COMSYS IT Partners Inc. (b)	-	2
Cooper Industries Ltd. - Class A	1	72
Covanta Holding Corp. (b)	7	148
CSX Corp.	5	169
Danaher Corp. (l)	1	101
Deere & Co.	3	247
Diamond Management & Technology Consultants Inc.	7	92
DRS Technologies Inc.	3	153
DynCorp International Inc. (b)	6	90
EGL Inc. (b)	4	125
FedEx Corp.	1	119
Flowserve Corp. (b)	2	81
Fluor Corp. (l)	9	694
Forward Air Corp.	1	41
Foster Wheeler Ltd. (b)	1	55
Frontier Airlines Holdings Inc. (b) (l)	24	179
Gardner Denver Inc. (b)	2	78
General Dynamics Corp.	5	387
General Electric Corp.	44	1,650
Goodman Global Inc. (b)	3	44
GrafTech International Ltd. (b)	5	32
Grupo Aeroportuario del Pacifico SA de CV - ADR	4	145
Hexcel Corp. (b) (l)	15	261
Honeywell Inernational Inc.	8	381
Honeywell Inernational Inc.	8	381
Hyundai Engineering & Construction Co. Ltd. (b)	2	116
InfraSource Services Inc. (b)	-	7
KBR Inc. (b)	2	50
Kforce Inc. (b)	6	72
Laidlaw International Inc.	13	386
Masco Corp. (l)	5	161
McDermott International Inc. (b)	4	221
Norfolk Southern Corp.	1	60
Oshkosh Truck Corp.	2	77
Precision Castparts Corp.	2	133
Raytheon Co.	4	195
Rockwell Collins Inc.	2	152
Shaw Group Inc. (b)	14	472
Smiths Group Plc	1	12
Spirit Aerosystems Holdings Inc. (b)	2	77

Stanley Inc. (b)	-	5
Tam SA - ADR (b)	3	90
Teekay Offshore Partners LP (b)	-	5
Tyco International Ltd.	17	511
UAP Holding Corp. (l)	6	156
United Parcel Service Inc. - Class B	3	195
United Technologies Corp.	4	256
Universal Truckload Services Inc. (b)	2	50
UTI Worldwide Inc.	4	131
Washington Group International Inc. (b)	3	177
Waste Management Inc.	4	154
WESCO International Inc. (b)	6	353
YRC Worldwide Inc. (b) (l)	1	26
		12,174
INFORMATION TECHNOLOGY - 9.3%
ADTRAN Inc. (l)	2	43
Agere Systems Inc. (b)	5	89
Agilent Technologies Inc. (b)	6	220
Alcatel SA - ADR	8	116
Altera Corp. (b)	3	55
Amdocs Ltd. (b)	2	81
AMIS Holdings Inc. (b)	11	117
Amphenol Corp. - Class A	7	436
Analog Devices Inc.	6	197
Andrew Corp. (b)	9	94
Applied Micro Circuits Corp. (b) (l)	17	60
aQuantive Inc. (b) (l)	2	39
Arrow Electronics Inc. (b)	3	98
ASML Holding NV - ADR (b)	9	232
Atmel Corp. (b)	13	78
ATMI Inc. (b)	8	244
Avnet Inc. (b)	5	135
Axcelis Technologies Inc. (b) (l)	28	161
BEA Systems Inc. (b)	11	136
Blue Coat Systems Inc. (b) (l)	4	93
Cognos Inc. (b)	4	161
Cognos Inc. (b)	-	17
Comverse Technology Inc. (b)	1	21
CPI International Inc. (b)	1	14
Credence Systems Corp. (b)	24	126
Cymer Inc. (b)	3	133
Cypress Semiconductor Corp. (b) (l)	14	229
DSP Group Inc. (b)	4	95
Dycom Industries Inc. (b)	12	258
Electronics for Imaging Inc. (b)	6	157
Entegris Inc. (b)	6	68
Exar Corp. (b)	2	22
Fair Isaac Corp. (l)	4	171
Fairchild Semiconductor International Inc. (b)	16	262
First Data Corp.	5	138
Flextronics International Ltd. (b)	36	412

FLIR Systems Inc. (b)	3	99
Google Inc. - Class A (b)	1	438
Harris Corp.	6	261
Hewlett-Packard Co.	10	404
Hittite Microwave Corp. (b)	3	112
Hutchinson Technology Inc. (b) (l)	2	53
Hyperion Solutions Corp. (b)	4	145
Imation Corp.	2	70
Ingram Micro Inc. - Class A (b)	10	194
Integrated Device Technology Inc. (b)	10	159
Intel Corp.	7	142
Intermec Inc. (b)	5	121
International Business Machines Corp.	1	68
Intersil Corp.	12	294
Jabil Circuit Inc.	2	59
Juniper Networks Inc. (b)	2	45
Linear Technology Corp.	3	97
LTX Corp. (b)	22	123
Macrovision Corp. (b)	2	55
MasTec Inc. (b)	13	153
Maxim Integrated Products Inc.	7	208
Microchip Technology Inc.	6	180
Microsemi Corp. (b)	5	94
Microsoft Corp.	21	614
Molex Inc.	3	104
Motorola Inc.	12	238
National Semiconductor Corp.	16	356
NCR Corp. (b)	7	282
Nintendo Co. Ltd.	2	520
Nortel Networks Corp. (b)	-	5
Nortel Networks Corp. (b)	5	123
Opsware Inc. (b)	10	85
Parametric Technology Corp. (b)	3	59
Paychex Inc.	2	95
PMC - Sierra Inc. (b) (l)	8	54
Powerwave Technologies Inc. (b) (l)	3	21
QUALCOMM Inc.	3	110
Quest Software Inc. (b)	5	69
Renewable Energy Corp AS (b)	2	42
Rudolph Technologies Inc. (b)	9	143
Samsung Electronics Co. Ltd.	-	283
Satyam Computer Services Ltd. - ADR	5	122
Seagate Technology	32	844
SI International Inc. (b)	1	42
Solectron Corp. (b)	74	237
Spansion Inc. (b) (l)	8	123
Sun Microsystems Inc. (b)	23	125
Sycamore Networks Inc. (b)	30	114
Symantec Corp. (b)	7	150
Symbol Technologies Inc.	5	70
Take-Two Interactive Software Inc. (b) (l)	12	210

Tektronix Inc.	4	125
Teradyne Inc. (b)	6	90
Unisys Corp. (b)	4	29
ValueClick Inc. (b)	2	50
Verigy Ltd. (b)	1	24
VeriSign Inc. (b)	3	79
Western Union Co.	5	110
Wind River Systems Inc. (b)	10	101
Xerox Corp. (b)	16	278
Xilinx Inc.	6	136
Yahoo! Inc. (b)	11	281
		15,125
MATERIALS - 4.0%
Agnico-Eagle Mines Ltd.	-	8
Air Products & Chemicals Inc.	1	98
Alcoa Inc.	14	409
Allegheny Technologies Inc.	4	347
Aquarius Platinum Ltd.	3	57
Arkema - ADR (b)	2	107
Ashland Inc.	4	297
Carpenter Technology Corp.	2	188
Celanese Corp. - Class A	13	329
Chemtura Corp. (l)	25	236
Compass Minerals International Inc.	5	151
Cytec Industries Inc.	3	164
FMC Corp.	2	138
Goldcorp Inc.	8	218
IPSCO Inc.	1	75
IPSCO Inc. (l)	-	38
Israel Chemicals Ltd.	23	146
Louisiana-Pacific Corp.	1	22
Meridian Gold Inc. (b)	2	44
Meridian Gold Inc. (b)	12	342
Mittal Steel Co. NV - ADR	1	59
Monsanto Co.	6	336
Mosaic Co. (b) (l)	16	340
Oregon Steel Mills Inc. (b)	3	187
Owens-Illinois Inc. (b) (l)	7	137
Phelps Dodge Corp.	2	239
Reliance Steel & Aluminum Co.	3	114
Smurfit-Stone Container Corp. (b) (l)	11	111
Stillwater Mining Co. (b)	10	126
Sumitomo Metal Industries Ltd.	7	30
Teck Cominco Ltd.	2	173
Texas Industries Inc.	3	167
Titanium Metals Corp. (b) (l)	35	1,026
Weyerhaeuser Co.	2	134
		6,593

TELECOMMUNICATION SERVICES - 2.8%
America Movil SA de CV - Class L - ADR	3	113

American Tower Corp. (b)	6	217
AT&T Inc.	29	1,052
BellSouth Corp.	28	1,339
Cogent Communications Group Inc. (b)	4	58
Covad Communications Group Inc. (b) (l)	102	141
Crown Castle International Corp. (b) (l)	4	139
NII Holdings Inc. - Class B (b) (l)	3	180
Telenor ASA - ADR	2	90
Time Warner Telecom Inc. - Class A (b) (l)	1	14
Verizon Communications Inc.	29	1,084
Vivo Participacoes SA - ADR (b)	19	79
		4,506
UTILITIES - 2.5%
AES Corp. (b)	34	759
CMS Energy Corp. (b)	13	215
Constellation Energy Group Inc.	1	83
Dominion Resources Inc.	3	235
DPL Inc. (l)	4	114
E.ON AG	1	122
Edison International Inc.	3	136
Entergy Corp.	4	323
Equitable Resources Inc. (l)	4	150
Exelon Corp.	3	204
FPL Group Inc.	4	223
Mirant Corp. (b)	4	139
NRG Energy Inc. (b) (l)	3	162
PG&E Corp.	3	118
PPL Corp.	6	197
Public Service Enterprise Group Inc.	3	186
Reliant Energy Inc. (b)	5	71
RWE AG	-	33
TXU Corp.	12	624
		4,094
Total Common Stocks (cost $88,290)		102,940
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Platinum Underwriters Holdings Ltd. Convertible Preferred,
6.00%,02/15/09	2	53
XL Capital Ltd. Convertible Preferred, 6.50%, 05/15/07	3	75
		128
INFORMATION TECHNOLOGY - 0.0%
ASAT Holdings Ltd., Convertible Preferred, 13.00% (b) (f) (h)	-	-
Total Preferred Stocks (cost $123)		128

WARRANTS - 0.0%
ASAT Holdings Ltd. 07/24/11 (b) (f) (h)	-	-
Total Warrants (cost $0)	-	-

CORPORATE BONDS AND NOTES - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Ford Motor Co., 4.25%, 12/15/36 (j)	50	53

ENERGY - 0.1%
McMoRan Exploration Co.
6.00%, 07/02/08 (j)	100	120
5.25%, 10/06/11 (e) (j)	20	21
		141
HEALTH CARE - 0.1%
MannKind Corp., 3.75%, 12/15/13 (j)	30	30
New River Pharmaceuticals Inc., 3.50%, 08/01/13 (e) (j)	70	122
		152
TELECOMMUNICATION SERVICES - 0.0%
Level 3 Communications Inc., 5.25%, 12/15/11 (e) (j)	20	31

Total Corporate Bonds and Notes (cost $314)		377

GOVERNMENT AND AGENCY OBLIGATIONS - 35.0%
GOVERNMENT SECURITIES - 35.0%
U.S. Treasury Securities - 35.0%
U.S. Treasury Bond
6.25%, 08/15/23 (l)	900	1,036
6.13%, 08/15/29 (l)	5,150	6,019
U.S. Treasury Note
3.63%, 04/30/07 (l)	1,093	1,088
4.88%, 04/30/08 (l)	16,306	16,291
3.38%, 09/15/09 (l)	8,324	8,039
4.75%, 03/31/11 (l)	4,200	4,207
4.25%, 11/15/13 (l)	9,385	9,137
4.25%, 11/15/14 (l)	6,550	6,354
5.13%, 05/15/16 (l)	4,650	4,790
Total Government and Agency Obligations (cost $57,139)		56,961

SHORT TERM INVESTMENTS - 34.9%
Mutual Funds - 1.2%
JNL Money Market Fund, 5.11% (a) (d)	1,928	1,928
Securities Lending Collateral - 33.7%
Mellon GSL Delaware Business Trust Collateral Fund	54,979	54,979
Total Short Term Investments (cost $56,907)		56,907

Total Investments - 133.4% (cost $202,773)		217,313
Other Assets and Liabilities, Net - (33.4%)		-54,404
Total Net Assets - 100%		$162,909

JNL/Mellon Capital Management Bond Index Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 5.9%
AmeriCredit Automobile Receivables Trust,
2.84%,08/06/10	67	67
Banc of America Commercial Mortgage Inc.
7.33%, 11/15/31 (g)	500	524
4.05%,11/10/38	500	480
5.12%,07/11/43	150	149
5.72%, 05/10/45 (g)	550	570

4.76%,07/01/45	350	345
Bear Stearns Commercial Mortgage Securities
6.80%,07/15/31	5	5
4.72%,02/11/41	200	193
Capital One Auto Finance Trust, 3.18%, 09/15/10	190	188
Capital One Multi-Asset Execution Trust, 4.05%, 03/15/13	250	243
Chase Manhattan Bank-First Union National Bank,
7.44%,08/15/31	50	52
Citigroup Commercial Mortgage Trust, 5.25%, 04/15/40	250	250
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.54%,01/15/46	250	255
CS First Boston Mortgage Securities Corp.
4.83%,04/15/37	380	367
5.10%,08/15/38	350	346
DLJ Commercial Mortgage Corp.
6.46%,03/10/32	50	51
6.88%,06/10/32	11	11
First Union National Bank Commercial Mortgage
7.18%,12/15/31	8	8
7.39%,12/15/31	105	110
First Union National Bank-Bank of America,
6.17%,03/15/33	293	300
First Union-Lehman Brothers-Bank of America,
6.56%,11/18/35	190	192
GE Capital Commercial Mortgage Corp.,
5.33%,11/10/45	200	200
GMAC Commercial Mortgage Securities Inc.
6.42%,05/15/35	90	91
5.04%,12/10/41	75	73
Greenwich Capital Commercial Funding Corp.,
4.34%,06/10/36	500	491
Household Automotive Trust, 3.02%, 12/17/10	278	274
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.82%,05/12/34	209	212
JP Morgan Commercial Mortgage Finance Corp.,
6.51%,10/15/35	28	28
JPMorgan Chase Commercial Mortgage Securities Corp.
4.74%,09/12/37	250	246
4.45%,01/12/38	400	389
4.88%,01/12/38	500	489
4.77%,03/12/39	500	486
5.38%,06/12/41	250	253
4.74%, 07/15/42 (g)	500	480
4.98%,07/15/42	125	120
4.94%, 08/15/42 (g)	278	270
LB Commercial Conduit Mortgage Trust
6.48%,02/18/30	154	155
6.78%,06/15/31	222	228
LB-UBS Commercial Mortgage Trust
3.85%,05/15/27	250	237
3.97%,03/15/29	250	237

5.59%,06/15/31	75	76
4.17%,05/15/32	165	155
MBNA Master Credit Card Trust USA, 7.00%, 02/15/12	300	315
Merrill Lynch & Co. Inc., 5.48%, 02/12/39 (g)	250	253
Merrill Lynch Mortgage Trust
5.40%,07/12/34	200	201
5.74%, 08/12/43 (g)	250	257
5.29%,01/12/44	500	499
Morgan Stanley Capital I
6.52%,03/15/30	20	20
4.80%,01/13/41	250	242
5.77%, 10/15/42 (g)	270	279
Morgan Stanley Dean Witter Capital I, 7.57%, 11/15/36	94	99
PP&L Transition Bond Co. LLC, 7.05%, 06/25/09	18	18
Salomon Brothers Mortgage Securities VII, 6.17%, 02/13/10	79	79
Wachovia Bank Commercial Mortgage Trust
4.44%,11/15/34	200	196
5.22%,01/15/41	100	99
5.23%,07/15/41	250	250
4.89%,10/15/41	200	193
4.90%,10/15/41	500	484
5.36%,12/15/44	200	200
5.42%,01/15/45	350	352
5.99%, 06/15/45 (g)	500	525
WFS Financial Owner Trust, 2.41%, 12/20/10	70	69
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $14,669)		14,526

CORPORATE BONDS AND NOTES - 21.2%
CONSUMER DISCRETIONARY - 1.9%
CBS Corp., 7.88%, 07/30/30	125	131
Comcast Cable Communications Holdings Inc.,
8.38%,03/15/13	250	284
9.46%,11/15/22	100	129
Comcast Corp.
5.85%,01/15/10	250	253
6.50%, 01/15/15 (l)	50	52
5.65%,06/15/35	100	91
6.50%,11/15/35	100	101
COX Communications Inc.
4.63%,01/15/10	100	98
5.45%,12/15/14	150	146
DaimlerChrysler NA Holding Corp.
4.75%,01/15/08	150	149
8.00%,06/15/10	150	161
7.75%,01/18/11	250	268
6.50%,11/15/13	100	103
8.50%,01/18/31	50	60
Federated Department Stores Inc., 6.90%, 04/01/29	100	101
Fortune Brands Inc., 5.38%, 01/15/16	250	237
Historic TW Inc., 6.63%, 05/15/29	100	101

Home Depot Inc., 4.63%, 08/15/10	250	245
May Department Stores Co., 4.80%, 07/15/09	150	148
News America Inc.
5.30%, 12/15/14 (l)	175	172
6.20%,12/15/34	50	48
6.40%,12/15/35	100	99
Omnicom Group Inc., 5.90%, 04/15/16	250	253
Pulte Homes Inc., 5.25%, 01/15/14	150	144
Target Corp., 7.00%, 07/15/31	100	116
Time Warner Inc.
6.75%,04/15/11	250	262
7.63%,04/15/31	250	278
Toll Brothers Finance Corp., 4.95%, 03/15/14	50	46
Viacom Inc., 6.25%, 04/30/16	250	248
Walt Disney Co., 7.00%, 03/01/32 (l)	50	58
Yum! Brands Inc., 8.88%, 04/15/11	50	56
		4,638
CONSUMER STAPLES - 1.2%
Altria Group Inc., 7.75%, 01/15/27	75	91
Anheuser-Busch Cos. Inc., 5.05%, 10/15/16 (l)	100	96
Archer-Daniels-Midland Co., 8.13%, 06/01/12	190	214
Bunge Ltd. Finance Corp., 5.35%, 04/15/14	75	72
Coca-Cola Enterprises Inc., 7.13%, 08/01/17	100	112
ConAgra Foods Inc., 7.88%, 09/15/10	134	145
Diageo Capital Plc, 4.38%, 05/03/10	50	49
General Mills Inc., 6.00%, 02/15/12	100	102
Grand Metropolitan Investment Corp., 8.00%, 09/15/22	100	121
Kellogg Co., 2.88%, 06/01/08	250	241
Kimberly-Clark Corp., 5.63%, 02/15/12	250	254
Kraft Foods Inc., 6.50%, 11/01/31 (l)	100	108
Kroger Co.
5.50%,02/01/13	100	99
7.50%,04/01/31	150	168
Pepsi Bottling Group Inc., 7.00%, 03/01/29	75	86
Procter & Gamble Co.
6.88%,09/15/09	250	262
4.95%,08/15/14	150	146
Safeway Inc., 5.80%, 08/15/12	100	100
Sara Lee Corp., 6.25%, 09/15/11	75	76
Wal-Mart Stores Inc.
4.55%,05/01/13	100	96
7.55%,02/15/30	300	365
		3,003
ENERGY - 1.0%
Alberta Energy Co. Ltd., 7.38%, 11/01/31	100	113
Anadarko Petroleum Corp.
3.25%,05/01/08	250	242
6.45%,09/15/36	150	152
Canadian Natural Resources Ltd., 5.85%, 02/01/35	150	138
CenterPoint Energy Resources Corp., 7.88%, 04/01/13	50	55
Conoco Funding Co., 7.25%, 10/15/31	75	88

ConocoPhillips, 6.65%, 07/15/18	75	81
Devon Energy Corp., 7.95%, 04/15/32	100	122
Devon Financing Corp. ULC, 7.88%, 09/30/31	100	120
Enterprise Products Operating LP
4.95%,06/01/10	25	25
5.60%,10/15/14	25	25
6.88%,03/01/33	25	26
Hess Corp.
6.65%,08/15/11	25	26
7.30%,08/15/31	35	39
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13	75	71
Kinder Morgan Inc., 7.25%, 03/01/28	150	145
Marathon Oil Corp., 6.13%, 03/15/12	200	206
Nexen Inc., 5.88%, 03/10/35	50	47
Occidental Petroleum Corp., 6.75%, 01/15/12 (l)	50	53
Pemex Project Funding Master Trust
7.88%,02/01/09	100	105
7.38%,12/15/14	250	275
8.63%,02/01/22	75	93
Petro-Canada, 7.00%, 11/15/28	75	81
Suncor Energy Inc., 5.95%, 12/01/34	100	101
XTO Energy Inc., 4.90%, 02/01/14	75	71
		2,500
FINANCIALS - 10.0%
Abbey National Plc, 7.95%, 10/26/29	100	127
Aegon NV, 4.75%, 06/01/13	150	145
Allstate Corp.
6.13%,02/15/12	75	78
5.35%,06/01/33	75	70
American General Finance Corp., 4.63%, 09/01/10	150	146
American International Group Inc., 4.25%, 05/15/13	350	328
Asian Development Bank, 4.13%, 09/15/10	100	97
Associates Corp. of North America, 6.25%, 11/01/08	300	305
Assurant Inc., 6.75%, 02/15/34	100	107
AXA SA, 8.60%, 12/15/30	100	130
BAC Capital Trust V, 5.63%, 03/08/35	300	284
Baden Wurt L-Finance, 5.75%, 02/25/08	250	252
Bank of America Corp.,
4.88%, 09/15/12 (l)	150	147
5.49%, 03/15/19 (e)	200	197
Bank One Corp., 2.63%, 06/30/08	250	240
Barclays Bank Plc, 6.86%, 06/15/32 (e)	50	54
BB&T Capital Trust I, 5.85%, 08/18/35	100	98
BB&T Corp., 6.50%, 08/01/11	75	79
Bear Stearns Cos. Inc.
2.88%,07/02/08	250	242
7.63%,12/07/09	250	266
Berkshire Hathaway Finance Corp., 4.63%, 10/15/13	250	240
Boston Properties LP, 6.25%, 01/15/13	150	156
Burlington Resources Finance Co., 7.20%, 08/15/31	100	117
Camden Property Trust, 5.00%, 06/15/15	100	96

Capital One Bank
4.88%,05/15/08	150	149
6.50%, 06/13/13 (l)	250	264
Caterpillar Financial Services Corp., 4.75%, 02/17/15	100	95
Chase Issuance Trust, 4.65%, 12/17/12 (g)	95	94
Chubb Corp., 5.20%, 04/01/13	100	99
Cincinnati Financial Corp., 6.13%, 11/01/34	100	102
CIT Group Inc.
4.65%,07/01/10	250	245
7.75%,04/02/12	100	110
Citigroup Inc.
3.50%,02/01/08	500	491
6.00%, 02/21/12 (l)	100	103
5.00%,09/15/14	400	391
5.85%,08/02/16	250	259
6.00%,10/31/33	50	51
Corp Andina de Fomento, 6.88%, 03/15/12	150	160
Countrywide Home Loans Inc., 4.13%, 09/15/09	250	243
Credit Suisse USA Inc.
4.63%,01/15/08	250	248
6.13%,11/15/11	100	104
6.50%, 01/15/12 (l)	250	263
7.13%,07/15/32	100	118
Deutsche Bank Financial LLC, 5.38%, 03/02/15	250	249
EOP Operating LP
4.65%, 10/01/10 (l)	250	248
4.75%,03/15/14	175	173
ERP Operating LP, 5.25%, 09/15/14	50	49
European Investment Bank
3.88%,08/15/08	250	245
4.13%,09/15/10	250	243
4.63%,05/15/14	150	147
4.88%,02/16/16	250	246
Fifth Third Bank, 4.20%, 02/23/10	100	97
Fleet National Bank, 5.75%, 01/15/09	100	101
General Electric Capital Corp.
3.50%,05/01/08	450	440
3.13%, 04/01/09 (l)	150	144
4.13%,09/01/09	250	244
4.88%,10/21/10	250	247
5.45%, 01/15/13 (l)	500	505
6.75%,03/15/32	100	115
Goldman Sachs Group Inc.
6.65%,05/15/09	250	258
7.35%,10/01/09	350	369
5.25%, 04/01/13 (l)	100	99
5.13%,01/15/15	200	195
6.13%,02/15/33	250	255
Hartford Financial Services Group Inc., 6.10%, 10/01/41	75	76
HSBC Finance Capital Trust IX, 5.91%, 11/30/35	250	251
HSBC Finance Corp., 5.25%, 01/14/11	500	501

HSBC Holdings Plc
5.25%,12/12/12	200	199
7.63%,05/17/32	150	182
International Bank for Reconstruction & Development,
7.63%,01/19/23	300	381
iStar Financial Inc., 5.15%, 03/01/12	100	97
John Deere Capital Corp., 7.00%, 03/15/12	250	268
JPMorgan Chase & Co.
6.75%,02/01/11	250	263
6.63%,03/15/12	100	105
5.75%,01/02/13	100	102
5.15%,10/01/15	250	245
JPMorgan Chase Capital XV, 5.88%, 03/15/35	75	73
JPMorgan Chase Capital XX, 6.55%, 09/29/36 (l)	100	103
KeyBank NA, 5.80%, 07/01/14	100	101
Korea Development Bank, 4.75%, 07/20/09	250	247
Kreditanstalt fuer Wiederaufbau
3.50%,03/14/08	250	244
3.25%,03/30/09	350	336
4.63%,01/20/11	250	247
4.13%, 10/15/14 (l)	150	142
Landwirtschaftliche Rentenbank, 3.88%, 03/15/10	250	242
Lehman Brothers Holdings Inc.
4.00%,01/22/08	250	247
7.88%,08/15/10	250	270
6.63%,01/18/12	100	106
Lincoln National Corp., 7.00%, 05/17/66	250	265
Marshall & Ilsley Bank, 6.38%, 09/01/11	100	104
Marsh & McLennan Cos. Inc.
3.63%,02/15/08	100	98
5.75%,09/15/15	100	98
MBNA Corp., 7.50%, 03/15/12	100	110
Merrill Lynch & Co. Inc.
4.13%, 09/10/09 (l)	250	243
5.00%,01/15/15	200	195
6.05%,05/16/16	250	259
MetLife Inc.
5.00%,11/24/13	100	98
5.70%,06/15/35	100	98
Morgan Stanley
4.25%,05/15/10	500	484
6.75%,04/15/11	300	317
7.25%,04/01/32	25	29
MUFG Capital Finance 1 Ltd., 6.35%, 07/25/16	250	254
National Australia Bank Ltd., 8.60%, 05/19/10	150	165
National City Bank, 4.63%, 05/01/13	100	96
National Rural Utilities Cooperative Finance Corp.,
5.75%,08/28/09	200	202
National Westminster Bank Plc, 7.38%, 10/01/09	250	263
NB Capital Trust, 7.83%, 12/15/26	75	78
Oesterreichische Kontrollbank AG, 2.38%, 06/16/08	250	241

Popular North America Inc., 4.25%, 04/01/08	100	99
Principal Life Income Funding Trusts, 5.10%, 04/15/14	150	147
Residential Capital Corp.
6.38%,06/30/10	50	51
6.00%,02/22/11	100	100
Royal Bank of Scotland Group Plc, 5.00%, 10/01/14	100	97
Simon Property Group LP, 7.13%, 02/09/09	200	207
SLM Corp.
5.00%,10/01/13	50	49
5.38%,05/15/14	200	198
5.05%,11/14/14	250	242
SunTrust Bank, 6.38%, 04/01/11	200	208
Textron Financial Corp., 6.00%, 11/20/09 (l)	250	255
Toyota Motor Credit Corp., 2.88%, 08/01/08	100	96
U.S. Bank NA, 6.38%, 08/01/11	100	104
UBS AG Stamford, 5.88%, 07/15/16	250	258
Unilever Capital Corp., 7.13%, 11/01/10	100	106
Wachovia Bank NA, 4.88%, 02/01/15	200	192
Wachovia Corp.
6.25%,08/04/08	150	152
6.38%,02/01/09	100	102
5.25%,08/01/14	250	247
Washington Mutual Inc.
4.63%,04/01/14	100	94
5.13%,01/15/15	200	193
Wells Fargo & Co.
4.20%,01/15/10	100	97
5.00%,11/15/14	200	194
Wells Fargo Bank, 6.45%, 02/01/11	100	104
Wells Fargo Financial Inc., 5.50%, 08/01/12	250	253
		24,829
HEALTH CARE - 0.8%
Abbott Laboratories, 5.88%, 05/15/16	250	257
American Home Products Corp., 6.70%, 03/15/11	150	159
Baxter International Inc., 4.63%, 03/15/15	75	71
Genentech Inc.
4.75%,07/15/15	50	48
5.25%,07/15/35	250	233
Merck & Co. Inc., 4.75%, 03/01/15	250	238
Pharmacia Corp., 6.60%, 12/01/28	50	57
Schering-Plough Corp., 6.75%, 12/01/33	50	54
Teva Pharmaceutical Industries Ltd., 6.15%, 02/01/36	150	146
Thermo Electron Corp., 5.00%, 06/01/15	200	188
UnitedHealth Group Inc., 5.80%, 03/15/36	150	147
WellPoint Inc.
4.25%,12/15/09	50	49
5.85%,01/15/36	100	97
WellPoint Inc., 6.80%, 08/01/12	100	106
Wyeth
5.50%,03/15/13	100	101
6.45%,02/01/24	100	107

		2,058
INDUSTRIALS - 1.3%
Boeing Capital Corp., 5.80%, 01/15/13 (l)	125	128
Burlington Northern Santa Fe Corp., 5.90%, 07/01/12	150	154
CSX Corp.
6.75%,03/15/11	50	52
6.30%,03/15/12	250	260
Emerson Electric Co., 5.00%, 12/15/14	100	97
General Dynamics Corp., 4.25%, 05/15/13	250	236
General Electric Co., 5.00%, 02/01/13	100	99
Honeywell International Inc., 6.13%, 11/01/11	100	104
Lockheed Martin Corp., 6.15%, 09/01/36	175	184
Masco Corp., 5.88%, 07/15/12	75	75
Norfolk Southern Corp., 7.25%, 02/15/31	75	88
Northrop Grumman Corp., 7.75%, 03/01/16	150	173
Pitney Bowes Credit Corp., 5.75%, 08/15/08	300	303
Raytheon Co.
6.15%,11/01/08	89	90
5.38%,04/01/13	100	100
RR Donnelley & Sons Co.
4.95%,04/01/14	200	184
5.50%,05/15/15	50	47
Tyco International Group SA
6.13%,01/15/09	150	152
6.75%,02/15/11	100	105
6.38%,10/15/11	50	52
Union Pacific Corp.
6.63%,02/01/08	250	254
6.63%,02/01/29	25	27
United Technologies Corp.
6.35%,03/01/11	75	78
6.70%,08/01/28	50	56
Waste Management Inc., 7.38%, 08/01/10	100	106
		3,204
INFORMATION TECHNOLOGY - 0.5%
Cisco Systems Inc., 5.50%, 02/22/16	250	250
Hewlett-Packard Co., 6.50%, 07/01/12 (l)	250	265
International Business Machines Corp.
5.38%, 02/01/09 (l)	300	302
6.50%,01/15/28	200	218
Motorola Inc., 7.63%, 11/15/10	274	295
		1,330
MATERIALS - 0.7%
Alcan Inc.
4.88%,09/15/12	50	48
6.13%,12/15/33	25	25
Alcoa Inc., 5.38%, 01/15/13	50	50
BHP Billiton Finance USA Ltd., 4.80%, 04/15/13	100	97
CRH America Inc., 6.00%, 09/30/16	250	252
Dow Chemical Co.
6.13%,02/01/11	50	51

6.00%,10/01/12	50	51
EI Du Pont de Nemours & Co., 4.75%, 11/15/12	100	97
Lafarge SA, 6.50%, 07/15/16	250	262
Newmont Mining Corp., 5.88%, 04/01/35	50	46
Praxair Inc., 3.95%, 06/01/13	100	92
Rohm & Haas Co., 7.85%, 07/15/29	50	60
Vale Overseas Ltd.
6.25%, 01/11/16 (l)	100	101
6.88%,11/21/36	100	103
Weyerhaeuser Co.
6.75%,03/15/12	250	263
7.38%,03/15/32	100	104
		1,702
TELECOMMUNICATION SERVICES - 2.0%
Alltel Corp., 7.88%, 07/01/32	50	52
AT&T Inc.
6.00%,03/15/09	250	253
5.30%, 11/15/10 (g)	250	250
5.88%,02/01/12	100	102
6.15%,09/15/34	50	49
BellSouth Capital Funding Corp., 7.88%, 02/15/30	100	116
BellSouth Corp., 5.20%, 09/15/14 (l)	100	98
British Telecommunications Plc
8.38%,12/15/10	250	279
8.88%,12/15/30	150	205
Deutsche Telekom International Finance BV,
8.00%,06/15/10	400	433
Embarq Corp., 8.00%, 06/01/36	100	104
France Telecom SA, 8.50%, 03/01/31	250	328
GTE Corp., 6.94%, 04/15/28	50	52
New Cingular Wireless Services Inc.
7.88%,03/01/11	250	273
8.75%,03/01/31	108	140
Royal KPN NV, 8.00%, 10/01/10	250	270
Southwestern Bell Telephone Co., 7.00%, 07/01/15	100	107
Sprint Capital Corp.
8.38%,03/15/12	200	222
6.88%,11/15/28	100	100
8.75%,03/15/32	100	120
Telecom Italia Capital SA
4.95%,09/30/14	100	93
6.38%,11/15/33	50	47
6.00%,09/30/34	100	91
Telefonica Europe BV, 8.25%, 09/15/30	200	238
TELUS Corp., 8.00%, 06/01/11	200	219
Verizon Global Funding Corp.
7.25%,12/01/10	250	266
7.75%,12/01/30	50	59
5.58%, 09/15/35 (l)	100	96
Verizon New England Inc., 6.50%, 09/15/11	250	257
Vodafone Group Plc, 5.00%, 12/16/13 (l)	150	145

		5,064
UTILITIES - 1.8%
Alabama Power Co., 5.88%, 12/01/22	100	101
American Electric Power Co. Inc., 5.38%, 03/15/10	100	100
Consolidated Edison Inc. of New York, 5.30%, 03/01/35	250	228
Consolidated Natural Gas Co., 6.80%, 12/15/27 (l)	50	55
Constellation Energy Group Inc., 7.00%, 04/01/12	100	107
Consumers Energy Co., 5.50%, 08/15/16	25	25
Dominion Resources Inc., 7.20%, 09/15/14	50	55
Duke Energy Corp., 5.63%, 11/30/12	150	153
Duke Energy Field Services LLC, 7.88%, 08/16/10	250	269
Exelon Generation Co. LLC, 5.35%, 01/15/14	150	147
FirstEnergy Corp.
6.45%,11/15/11	125	130
7.38%,11/15/31	125	142
Florida Power & Light Co., 5.63%, 04/01/34	100	98
Hydro Quebec
8.00%,02/01/13	250	284
7.50%,04/01/16	100	116
MidAmerican Energy Co., 6.75%, 12/30/31	50	55
MidAmerican Energy Holdings Co., 5.88%, 10/01/12	100	102
National Grid Plc, 6.30%, 08/01/16	150	155
Nisource Finance Corp., 5.40%, 07/15/14	75	73
Northern States Power-Minnesota, 8.00%, 08/28/12	100	113
Pacific Gas & Electric Co.
4.80%,03/01/14	250	240
6.05%,03/01/34	100	101
PPL Electric Utilities Corp., 6.25%, 08/15/09	100	102
Progress Energy Inc.
7.10%,03/01/11	117	125
7.75%, 03/01/31 (l)	50	60
PSEG Power LLC, 8.63%, 04/15/31	75	96
SCANA Corp., 6.88%, 05/15/11	75	79
Scottish Power Plc, 5.38%, 03/15/15	50	49
Sempra Energy
4.75%,05/15/09	200	198
6.00%, 02/01/13 (l)	250	255
Southern California Edison Co., 6.00%, 01/15/34	75	76
TXU Electric Delivery Co.
6.38%,01/15/15	150	155
7.00%,09/01/22	100	108
TXU Energy Co. LLC, 7.00%, 03/15/13	25	26
Virginia Electric & Power Co., 6.00%, 01/15/36	150	149
		4,327
Total Corporate Bonds and Notes (cost $53,235)		52,655

GOVERNMENT AND AGENCY OBLIGATIONS - 71.7%
GOVERNMENT SECURITIES - 26.6%
Municipals - 0.1%
New Jersey State Turnpike Authority, 4.25%, 01/01/16	100	94
State of Illinois, 5.10%, 06/01/33	200	192

		286
Sovereign - 1.7%
Chile Government International Bond, 5.50%, 01/15/13	100	101
Financement-Quebec, 5.00%, 10/25/12 (l)	100	99
Inter-American Development Bank
7.38%,01/15/10	100	107
5.13%,09/13/16	250	253
Israel Government International Bond, 4.63%, 06/15/13	75	71
Italy Government International Bond
4.00%,06/16/08	250	246
5.63%,06/15/12	250	256
4.38%,06/15/13	100	96
6.88%,09/27/23	200	231
5.38%,06/15/33	100	99
Mexico Government International Bond
6.38%,01/16/13	89	94
5.88%,01/15/14	250	257
6.63%,03/03/15	93	100
7.50%,04/08/33	250	294
Province of Nova Scotia Canada, 5.75%, 02/27/12	100	103
Province of Ontario
3.63%,10/21/09	150	144
4.50%, 02/03/15 (l)	100	97
5.45%, 04/27/16 (l)	250	256
Province of Quebec Canada
5.75%,02/15/09	125	127
4.60%, 05/26/15 (l)	250	240
7.50%, 07/15/23 (l)	100	123
Republic of Korea, 8.88%, 04/15/08	300	315
South Africa Government International Bond
7.38%,04/25/12	100	108
6.50%,06/02/14	200	210
Svensk Exportkredit AB, 4.00%, 06/15/10	200	193
		4,220
U.S. Treasury Securities - 24.8%
U.S. Treasury Bill, 5.13%, 06/30/08 (l)	1,490	1,495
U.S. Treasury Bond
10.38%, 11/15/12 (l)	240	251
12.00%, 08/15/13 (l)	250	278
11.25%, 02/15/15 (l)	795	1,142
10.63%,08/15/15	150	212
7.25%, 05/15/16 (l)	1,330	1,581
7.50%, 11/15/16 (l)	500	608
8.75%, 05/15/17 (l)	95	126
9.00%, 11/15/18 (l)	500	688
8.88%, 02/15/19 (l)	1,045	1,429
8.13%, 08/15/19 (l)	200	261
8.50%, 02/15/20 (l)	40	54
8.75%, 05/15/20 (l)	180	248
8.75%, 08/15/20 (l)	800	1,106
7.88%, 02/15/21 (l)	500	651

8.00%, 11/15/21 (l)	1,160	1,538
7.13%, 02/15/23 (l)	815	1,015
6.25%, 08/15/23 (l)	590	679
6.88%, 08/15/25 (l)	190	235
6.00%, 02/15/26 (l)	600	680
6.75%, 08/15/26 (l)	200	246
6.50%, 11/15/26 (l)	560	673
6.38%, 08/15/27 (l)	380	452
6.13%, 11/15/27 (l)	600	696
5.25%, 02/15/29 (l)	715	750
6.25%, 05/15/30 (l)	200	238
5.38%, 02/15/31 (l)	500	536
4.50%, 02/15/36 (l)	500	475
U.S. Treasury Note
3.38%, 02/15/08 (l)	1,000	983
5.50%, 02/15/08 (l)	300	302
4.63%, 02/29/08 (l)	847	843
4.88%, 04/30/08 (l)	1,800	1,797
2.63%, 05/15/08 (l)	1,930	1,871
3.75%, 05/15/08 (l)	500	492
3.25%, 08/15/08 (l)	800	780
4.13%, 08/15/08 (l)	510	504
4.88%, 08/31/08 (l)	400	400
3.13%, 09/15/08 (l)	1,450	1,410
4.63%, 09/30/08 (l)	1,480	1,475
4.88%, 10/31/08 (l)	310	310
3.38%, 11/15/08 (l)	980	955
4.75%, 11/15/08 (l)	890	889
4.63%, 11/30/08 (l)	250	249
3.25%, 01/15/09 (l)	710	689
4.50%, 02/15/09 (l)	1,000	994
2.63%, 03/15/09 (l)	1,160	1,109
3.25%, 04/15/09 (l)	1,740	1,678
4.88%, 05/15/09 (l)	750	752
5.50%, 05/15/09 (l)	760	773
3.63%, 07/15/09 (l)	230	224
3.50%, 08/15/09 (l)	260	252
6.00%, 08/15/09 (l)	2,040	2,101
3.38%, 10/15/09 (l)	610	589
3.50%, 11/15/09 (l)	1,490	1,441
3.50%, 02/15/10 (l)	850	820
6.50%, 02/15/10 (l)	670	704
4.00%, 04/15/10 (l)	500	489
3.63%, 06/15/10 (l)	310	299
3.88%, 07/15/10 (l)	520	506
4.13%, 08/15/10 (l)	890	873
4.25%, 10/15/10 (l)	890	876
5.00%, 02/15/11 (l)	870	881
4.50%, 02/28/11 (l)	122	121
4.88%, 04/30/11 (l)	740	745
5.13%, 06/30/11 (l)	790	803

5.00%, 08/15/11 (l)	1,030	1,044
4.63%, 10/31/11 (l)	230	229
4.88%, 02/15/12 (l)	505	510
4.38%, 08/15/12 (l)	295	291
4.00%, 11/15/12 (l)	1,100	1,062
3.88%, 02/15/13 (l)	640	613
4.25%, 08/15/13 (l)	250	244
4.00%, 02/15/14 (l)	650	622
4.75%, 05/15/14 (l)	340	341
4.25%, 08/15/14 (l)	2,755	2,674
4.25%, 11/15/14 (l)	670	650
4.00%, 02/15/15 (l)	470	448
4.13%, 05/15/15 (l)	600	576
4.25%, 08/15/15 (l)	620	600
4.50%, 11/15/15 (l)	270	266
4.50%, 02/15/16 (l)	492	484
4.88%, 08/15/16 (l)	650	658
4.63%, 11/15/16 (l)	800	795
		61,429
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 45.1%
Federal Home Loan Bank - 2.3%
Federal Home Loan Bank
4.00%,03/10/08	150	148
2.75%, 03/14/08 (l)	600	583
4.10%,06/13/08	150	148
4.90%,07/24/08	50	50
4.63%, 11/21/08 (l)	1,000	993
3.00%, 04/15/09 (l)	1,200	1,151
5.00%, 09/18/09 (l)	1,000	1,002
5.75%, 05/15/12 (l)	1,125	1,167
4.50%, 11/15/12 (l)	200	195
5.50%,07/15/36	200	209
		5,646
Federal Home Loan Mortgage Corp. - 16.7%
Federal Home Loan Mortgage Corp.
5.00%,02/08/08	100	100
5.38%,05/22/08	700	700
4.50%,08/04/08	200	198
4.90%,11/03/08	100	100
4.63%, 12/19/08 (l)	900	893
5.50%,04/09/09	100	100
4.25%, 07/15/09 (l)	50	49
4.13%,09/01/09	100	98
4.13%,11/18/09	300	293
4.38%,01/25/10	200	197
4.38%, 03/01/10 (l)	300	295
4.50%,07/06/10	200	197
4.13%, 07/12/10 (l)	800	780
6.88%, 09/15/10 (l)	600	639
4.13%,02/24/11	500	485

5.25%,02/24/11	100	100
5.40%,02/28/11	50	50
5.40%,03/09/11	200	200
5.63%, 03/15/11 (l)	500	513
5.75%,05/11/11	200	200
5.45%,09/02/11	100	100
5.50%, 09/15/11 (l)	500	511
5.13%, 07/15/12 (l)	428	431
4.50%, 01/15/13 (l)	500	488
4.63%,05/28/13	75	72
4.88%, 11/15/13 (l)	500	497
5.45%,11/21/13	1,500	1,483
4.50%,04/02/14	100	96
6.50%,06/01/14	123	126
5.25%, 06/18/14 (l)	1,090	1,108
5.05%,01/26/15	100	100
4.38%, 07/17/15 (l)	300	287
7.00%,08/01/15	25	25
7.00%,11/01/15	1	1
7.00%,11/02/16	72	74
6.00%,12/01/16	61	62
4.50%,01/01/18	57	55
5.50%,04/01/18	34	34
4.50%,11/01/18	1,177	1,137
4.50%,12/01/18	1,002	968
6.00%,02/01/19	468	474
4.00%,05/01/19	57	53
5.00%,07/01/19	125	123
4.00%,09/01/20	357	336
4.50%,09/01/20	739	712
5.00%,10/01/20	896	880
5.00%,02/01/21	93	92
4.50%,05/01/23	8	8
4.50%,07/01/25	283	268
4.50%,10/01/25	389	368
5.00%,03/01/26	212	206
6.50%,07/01/28	157	162
6.50%,12/01/28	86	88
6.00%,02/01/29	15	15
6.00%,04/01/29	48	48
6.50%,05/01/29	31	31
6.00%,07/01/29	34	34
6.75%, 09/15/29 (l)	60	72
6.00%, 02/12/31,TBA (c)	1,000	1,007
6.50%,03/01/31	30	31
6.00%,05/01/31	127	128
7.00%,06/01/31	15	16
7.50%,11/01/31	176	183
6.00%,01/01/32	11	11
6.00%,02/01/32	112	113
7.50%,04/01/32	317	329

6.00%,06/01/32	9	9
6.25%, 07/15/32 (l)	100	115
5.50%,10/01/32	1,404	1,391
6.00%,11/01/32	89	90
6.00%,12/01/32	12	12
6.00%,03/01/33	8	8
5.50%,04/01/33	454	449
6.00%,04/01/33	9	9
6.00%,05/01/33	64	66
5.00%,09/01/33	2,774	2,682
4.50%,10/01/33	8	8
6.00%,10/01/33	51	52
5.00%,05/01/34	786	759
6.00%,07/01/34	347	350
6.50%,12/01/34	663	676
6.50%,06/01/35	9	10
6.50%,07/01/35	19	19
5.00%,11/01/35	2,527	2,439
5.50%,11/01/35	950	939
4.50%,12/01/35	386	362
5.50%,12/01/35	3,035	3,003
6.00%,12/01/35	3,035	3,058
4.50%,01/01/36	388	363
5.50%,02/01/36	453	448
6.00%,02/01/36	940	947
5.00%,03/01/36	72	69
5.00%,04/01/36	1,308	1,262
6.00%,04/01/36	796	802
4.50%,08/01/36	499	467
6.00%,09/01/36	300	300
6.50%,09/01/36	577	588
5.50%,12/01/36	184	186
		41,568
Federal National Mortgage Association - 22.7%
Federal National Mortgage Association
4.88%,01/11/08	100	100
5.10%,02/22/08	100	100
5.25%,04/04/08	200	200
6.00%, 05/15/08 (l)	950	961
2.50%, 06/15/08 (l)	355	342
3.88%, 07/15/08 (l)	550	540
3.25%,08/15/08	450	437
5.25%, 01/15/09 (l)	500	502
5.00%,01/23/09	150	150
3.25%, 02/15/09 (l)	350	338
5.28%,02/27/09	300	300
4.25%, 05/15/09 (l)	150	148
6.63%, 09/15/09 (l)	520	541
4.13%, 05/15/10 (l)	845	824
6.00%, 05/15/11 (l)	700	729
6.13%,07/17/13	100	101

5.50%,01/01/14	69	69
4.63%, 10/15/14 (l)	550	537
4.38%, 10/15/15 (l)	390	375
6.50%,02/01/16	12	12
5.00%, 03/15/16 (l)	400	401
5.50%,04/01/16	18	18
6.07%,05/12/16	100	101
6.00%,06/01/16	111	113
6.50%,09/01/16	20	21
6.00%,10/01/16	155	157
6.50%,10/01/16	34	35
6.50%,12/01/16	1	1
5.50%,01/01/17	642	643
5.50%,03/01/17	38	39
5.50%,09/01/17	618	619
5.00%,10/01/17	52	51
5.50%,11/01/17	66	66
5.00%,01/01/18	277	273
5.50%,01/01/18	96	96
5.00%,02/01/18	2,327	2,294
5.50%,02/01/18	222	223
4.50%,03/01/18	752	727
5.00%,03/01/18	96	95
5.00%,05/01/18	33	33
5.00%,06/01/18	62	61
4.00%,07/01/18	495	468
5.00%,07/01/18	239	235
4.00%,08/01/18	319	301
5.00%,08/01/18	49	49
4.00%,10/01/18	126	119
4.50%,11/01/18	1,154	1,114
5.00%,11/01/18	1,236	1,217
5.50%,12/01/18	189	190
5.50%,03/01/19	42	42
5.50%,10/01/19	118	118
5.50%,05/01/20	401	401
4.50%,07/01/20	817	789
5.00%,11/01/20	350	344
6.00%,12/01/20	320	324
4.50%,03/01/21	186	180
5.70%, 10/05/21 (l)	100	99
5.50%,07/01/23	45	45
5.50%,12/01/23	233	231
4.50%,06/01/24	80	76
5.00%,05/01/26	1,049	1,020
5.50%,05/01/26	1,255	1,247
6.00%,09/01/26	291	294
6.25%, 05/15/29 (l)	225	256
7.25%,05/15/30	540	689
7.00%,09/01/30	10	10
6.63%, 11/15/30 (l)	150	179

7.00%,02/01/31	105	108
6.00%,04/01/31	61	62
6.00%,11/01/31	5	5
5.50%,01/01/32	278	275
6.00%,06/01/32	45	45
6.50%,07/01/32	90	92
7.00%,07/01/32	27	28
6.00%,02/01/33	249	252
5.50%,05/01/33	2,311	2,288
5.50%,06/01/33	2,173	2,151
5.50%,10/01/33	2,172	2,150
4.50%,11/01/33	924	868
5.00%,11/01/33	1,805	1,746
5.50%,11/01/33	448	443
6.00%,11/01/33	41	41
6.00%,12/01/33	1,851	1,865
5.50%,01/01/34	189	187
5.00%,02/01/34	2,808	2,716
5.00%,04/01/34	361	349
5.00%,06/01/34	229	222
5.50%,07/01/34	1,223	1,210
6.50%,07/01/34	663	677
6.00%,08/01/34	729	734
5.50%,02/01/35	1,185	1,173
5.50%, 02/01/35, TBA (c)	1,000	988
6.50%,04/01/35	392	400
5.50%,08/01/35	240	237
4.50%,10/01/35	91	85
5.00%,11/01/35	3,319	3,205
5.50%,12/01/35	891	881
7.00%,12/01/35	11	11
7.00%,02/01/36	326	335
5.50%,03/01/36	986	975
6.00%,06/01/36	957	964
6.50%,08/01/36	875	892
7.00%,09/01/36	483	495
6.00%,10/01/36	996	1,003
5.00%,11/01/36	500	483
5.50%,11/01/36	399	394
6.00%,12/01/36	1,300	1,309
6.50%,12/01/36	500	509
4.50%, 01/01/37, TBA (c)	200	187
		56,450
Government National Mortgage Association - 3.4%
Government National Mortgage Association
8.00%,04/15/30	41	43
8.50%,06/15/30	18	19
8.50%,12/15/30	1	1
6.50%,01/15/32	156	160
6.00%,10/15/32	134	136
6.00%,01/15/33	269	274

5.00%,03/15/33	14	14
5.00%,05/15/33	47	45
5.00%,06/15/33	15	14
5.50%,07/15/33	816	812
5.00%,08/15/33	209	204
5.50%,08/15/33	305	303
5.50%,09/15/33	92	92
5.00%,11/15/33	17	17
6.50%,12/15/33	255	262
6.00%,07/15/34	91	92
6.00%,08/15/34	534	543
5.00%,01/15/35	881	858
5.00%,03/15/35	274	267
5.50%,04/15/35	444	442
6.00%,05/15/35	197	199
5.00%,11/15/35	196	190
5.50%,11/15/35	470	468
5.50%,12/15/35	469	466
5.50%,03/15/36	282	280
6.50%,03/15/36	213	218
6.00%,05/15/36	595	604
5.50%,06/15/36	291	290
6.50%,06/15/36	622	639
7.00%,11/15/36	500	517
		8,469
Total Government and Agency Obligations (cost $178,443)		178,068

SHORT TERM INVESTMENTS - 36.3%
Mutual Funds - 1.1%
JNL Money Market Fund, 5.11% (a) (d)	2,805	2,805
Securities Lending Collateral - 35.2%
Mellon GSL Delaware Business Trust Collateral Fund (d)	87,222	87,222
Total Short Term Investments (cost $90,027)		90,027

Total Investments - 135.1% (cost $336,374)		335,276
Other Assets and Liabilities, Net - (35.1%)		-87,095
Total Net Assets - 100%		$248,181

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 11.3%
Carnival Corp.	3	157
Clear Channel Communications Inc.	3	103
Coach Inc. (b)	11	490
Comcast Corp. - Class A (b)	21	893
Cooper Tire & Rubber Co.	-	4
Dillard’s Inc. - Class A	12	430
Ford Motor Co. (l)	10	74
General Motors Corp. (l)	3	92
Genuine Parts Co.	8	394
H&R Block Inc. (l)	2	41

Harley-Davidson Inc.	1	78
Harman International Industries Inc.	4	380
Harrah’s Entertainment Inc.	1	91
Home Depot Inc. (l)	13	523
JC Penney Co. Inc.	6	472
Leggett & Platt Inc.	16	392
Lowe’s Cos. Inc.	8	250
McDonald’s Corp.	4	160
Meredith Corp.	7	383
News Corp. Inc. - Class A	25	528
Nike Inc. - Class B	3	257
Office Depot Inc. (b)	2	61
Sherwin-Williams Co.	2	102
Starbucks Corp. (b)	6	209
Target Corp.	5	291
Time Warner Inc.	41	893
Univision Communications Inc. - Class A (b)	1	46
Walt Disney Co.	21	705
Wyndham Worldwide Corp. (b)	1	36
Yum! Brands Inc.	4	259
		8,794
CONSUMER STAPLES - 9.5%
Altria Group Inc.	11	983
Anheuser-Busch Cos. Inc.	6	285
Brown-Forman Corp. - Class B	2	129
Coca-Cola Co.	19	895
Coca-Cola Enterprises Inc.	17	353
Costco Wholesale Corp.	6	333
CVS Corp.	5	145
Estee Lauder Cos. Inc.	9	384
Kellogg Co.	5	245
McCormick & Co. Inc.	7	278
Pepsi Bottling Group Inc.	2	65
PepsiCo Inc.	15	925
Procter & Gamble Co.	15	967
Reynolds American Inc. (l)	1	60
UST Inc.	1	52
Walgreen Co.	2	106
Wal-Mart Stores Inc.	18	826
Whole Foods Market Inc.	8	385
		7,416
ENERGY - 8.5%
Anadarko Petroleum Corp.	8	339
Baker Hughes Inc.	2	164
Chevron Corp.	8	572
ConocoPhillips	6	419
El Paso Corp.	3	47
Exxon Mobil Corp.	30	2,278
Halliburton Co.	6	191
Kinder Morgan Inc.	1	63
Marathon Oil Corp.	2	213

Noble Corp.	1	61
Rowan Cos. Inc. (l)	11	375
Schlumberger Ltd.	13	803
Transocean Inc. (b)	6	485
Valero Energy Corp.	2	82
Williams Cos. Inc.	3	73
XTO Energy Inc.	10	461
		6,626
FINANCIALS - 22.2%
AFLAC Inc.	11	507
AMBAC Financial Group Inc.	1	45
American Express Co.	1	52
American International Group Inc.	21	1,475
Apartment Investment & Management Co.	-	22
Archstone-Smith Trust	1	64
Bank of America Corp.	34	1,795
Bear Stearns Cos. Inc.	1	114
Boston Properties Inc.	1	56
Capital One Financial Corp.	2	123
Charles Schwab Corp.	15	288
CIT Group Inc.	8	441
Citigroup Inc.	22	1,222
Comerica Inc.	7	405
Compass Bancshares Inc.	4	256
Countrywide Financial Corp.	4	170
Equity Office Properties Trust	2	103
Equity Residential	2	76
Fannie Mae	5	303
Franklin Resources Inc.	1	66
Freddie Mac	4	251
Genworth Financial Inc. - Class A	2	75
Goldman Sachs Group Inc.	5	903
Hartford Financial Services Group Inc.	1	121
JPMorgan Chase & Co.	12	585
KeyCorp	11	415
Kimco Realty Corp.	1	49
Lehman Brothers Holdings Inc.	8	633
Loews Corp.	3	113
Merrill Lynch & Co. Inc.	5	445
MetLife Inc.	11	643
MGIC Investment Corp. (l)	7	407
Morgan Stanley	11	891
Plum Creek Timber Co. Inc.	1	39
PNC Financial Services Group Inc.	7	511
Prologis	1	79
Prudential Financial Inc.	7	615
Public Storage Inc.	-	39
Realogy Corp. (b)	1	42
Regions Financial Corp.	5	198
Safeco Corp.	2	144
Simon Property Group Inc.	1	122

SLM Corp.	10	493
Sovereign Bancorp Inc. (l)	-	2
Synovus Financial Corp.	14	425
Torchmark Corp.	1	32
US Bancorp (l)	9	308
Vornado Realty Trust	1	73
Wachovia Corp.	11	634
Washington Mutual Inc.	1	27
Wells Fargo & Co.	11	388
		17,285
HEALTH CARE - 12.3%
Abbott Laboratories	1	45
Aetna Inc.	12	514
Amgen Inc. (b)	7	470
Baxter International Inc.	12	538
Becton Dickinson & Co.	3	189
Biogen Idec Inc. (b)	2	88
Bristol-Myers Squibb Co.	6	158
Cardinal Health Inc.	1	64
Caremark Rx Inc.	2	137
Eli Lilly & Co.	5	246
Genzyme Corp. (b)	1	76
Gilead Sciences Inc. (b)	3	162
Hospira Inc. (b)	4	148
Humana Inc. (b)	8	431
IMS Health Inc.	13	368
Johnson & Johnson	12	810
Medco Health Solutions Inc. (b)	1	59
MedImmune Inc. (b) (l)	1	43
Medtronic Inc.	7	377
Merck & Co. Inc.	12	519
Mylan Laboratories Inc.	18	365
Pfizer Inc.	27	700
Quest Diagnostics Inc.	4	212
Schering-Plough Corp.	25	584
Stryker Corp.	8	457
Tenet Healthcare Corp. (b) (l)	2	16
Thermo Electron Corp. (b)	1	41
UnitedHealth Group Inc.	11	601
Watson Pharmaceuticals Inc. (b)	7	187
WellPoint Inc. (b)	4	295
Wyeth	7	356
Zimmer Holdings Inc. (b)	4	282
		9,538
INDUSTRIALS - 10.4%
3M Corp.	4	327
Allied Waste Industries Inc. (b)	2	18
American Power Conversion Corp.	1	28
Avery Dennison Corp.	1	34
Boeing Co.	9	792
Burlington Northern Santa Fe Corp.	2	148

Caterpillar Inc.	6	362
Cintas Corp.	1	27
Cooper Industries Ltd. - Class A	1	99
CSX Corp.	3	90
Dover Corp.	6	284
Emerson Electric Co.	2	71
Equifax Inc.	1	24
FedEx Corp.	2	169
General Electric Corp.	60	2,242
Goodrich Corp.	1	36
Honeywell Inernational Inc.	7	321
Illinois Tool Works Inc.	6	286
Ingersoll-Rand Co. Ltd. - Class A	11	425
Lockheed Martin Corp.	5	446
Norfolk Southern Corp.	2	101
Pitney Bowes Inc.	1	55
Raytheon Co.	9	483
Rockwell Collins Inc.	6	405
RR Donnelley & Sons Co.	1	42
Southwest Airlines Co.	3	53
Union Pacific Corp.	1	136
United Parcel Service Inc. - Class B	6	455
Waste Management Inc.	3	110
		8,069
INFORMATION TECHNOLOGY - 14.7%
Analog Devices Inc.	3	105
Apple Computer Inc. (b)	9	800
Applied Materials Inc.	8	146
Autodesk Inc. (b)	11	453
Automatic Data Processing Inc.	1	69
BMC Software Inc. (b)	13	415
Ciena Corp. (b)	-	9
Cisco Systems Inc. (b)	23	617
Comverse Technology Inc. (b)	12	246
Corning Inc. (b)	14	254
Electronic Data Systems Corp.	2	52
Google Inc. - Class A (b)	2	944
Hewlett-Packard Co.	23	941
Intel Corp.	15	296
International Business Machines Corp.	13	1,244
Lexmark International Inc. (b)	1	44
LSI Logic Corp. (b) (l)	3	23
Microsoft Corp.	64	1,906
Molex Inc.	6	202
Motorola Inc.	3	68
Novellus Systems Inc. (b) (l)	13	434
Oracle Corp. (b)	26	447
Paychex Inc.	3	99
QUALCOMM Inc.	20	741
Tektronix Inc.	2	64
Teradyne Inc. (b)	23	344

Texas Instruments Inc.	13	368
Yahoo! Inc. (b)	6	146
		11,477
MATERIALS - 2.4%
Alcoa Inc.	5	157
Allegheny Technologies Inc.	1	45
Ashland Inc.	-	21
Ball Corp.	1	26
EI Du Pont de Nemours & Co.	7	335
Freeport-McMoRan Copper & Gold Inc. (l)	1	45
International Flavors & Fragrances Inc.	-	20
International Paper Co.	3	92
MeadWestvaco Corp.	1	30
Monsanto Co.	2	79
Newmont Mining Corp.	2	101
Nucor Corp.	2	87
Pactiv Corp. (b)	3	114
Phelps Dodge Corp.	1	144
Praxair Inc.	1	71
Rohm & Haas Co.	8	415
Temple-Inland Inc.	1	26
United States Steel Corp.	-	29
		1,837
TELECOMMUNICATION SERVICES - 3.4%
AT&T Inc.	33	1,182
BellSouth Corp.	12	565
Citizens Communications Co. (l)	2	23
Embarq Corp.	1	28
Qwest Communications International Inc. (b) (l)	15	128
Verizon Communications Inc.	20	740
		2,666
UTILITIES - 2.2%
Allegheny Energy Inc. (b)	5	225
Ameren Corp. (l)	2	129
CenterPoint Energy Inc. (l)	1	22
CMS Energy Corp. (b)	1	22
Constellation Energy Group Inc.	3	234
Dominion Resources Inc.	3	226
Duke Energy Corp.	5	171
Dynegy Inc. - Class A (b)	1	5
Edison International Inc.	2	77
Entergy Corp.	2	194
Exelon Corp.	3	173
KeySpan Corp.	1	37
PG&E Corp.	2	86
Southern Co.	1	27
TXU Corp.	2	119
		1,747
Total Common Stocks (cost $64,146)		75,455

SHORT TERM INVESTMENTS - 6.7%

Mutual Funds - 2.8%
JNL Money Market Fund, 5.11% (a) (d)	2,169	2,169
Securities Lending Collateral - 3.6%
Mellon GSL Delaware Business Trust Collateral Fund (d)	2,780	2,780
U.S. Treasury Securities - 0.3%
U.S. Treasury Bill, 4.90%, 03/08/07 (m)	215	213
Total Short Term Investments (cost $5,162)		5,162

Total Investments - 103.6% (cost $69,308)		80,617
Other Assets and Liabilities, Net - (3.6%)		-2,766
Total Net Assets - 100%		$77,851

JNL/Mellon Capital Management International Index Fund
COMMON STOCKS - 97.3%
CONSUMER DISCRETIONARY - 11.6%
ABC Learning Centres Ltd. (l)	15	99
Accor SA (l)	8	584
Adidas-Salomon AG	8	396
Aegis Group Plc	36	99
AGFA-Gevaert NV	3	86
Aisin Seiki Co. Ltd.	7	241
Amer Sports Oyj	3	65
Antena 3 de Television SA (l)	3	74
Aoyama Trading Co. Ltd.	2	69
APN News & Media Ltd.	12	58
Aristocrat Leisure Ltd. (l)	13	165
Arnoldo Mondadori Editore SpA (l)	4	42
Asatsu-DK Inc. (l)	1	35
Asics Corp.	6	75
Autobacs Seven Co. Ltd.	1	29
Autogrill SpA	3	57
Bang & Olufsen A/S (l)	-	43
Barratt Developments Plc	9	221
Bellway Plc	4	116
Benesse Corp.	2	88
Benetton Group SpA	2	34
Berkeley Group Holdings Plc (b)	4	130
BetandWin.com Interactive Entertainment AG (b) (l)	1	15
Billabong International Ltd.	7	92
Bovis Homes Group Plc	5	105
Bridgestone Corp.	23	515
British Sky Broadcasting Plc	44	453
Bulgari SpA (l)	5	74
Burberry Group Plc	17	221
Canon Marketing Japan Inc. (l)	3	68
Carnival Plc	6	320
Carphone Warehouse Group Plc (l)	13	80
Casio Computer Co. Ltd.	9	197
Compagnie Financiere Richemont AG	20	1,174
Compagnie Generale des Etablissements Michelin (l)	5	521
Compass Group Plc	79	449

Continental AG	5	576
Daily Mail & General Trust	11	153
Daimaru Inc.	8	108
DaimlerChrysler AG	35	2,176
Daito Trust Construction Co. Ltd.	3	142
Daiwa House Industry Co. Ltd.	21	365
Denso Corp.	21	813
Dentsu Inc.	-	214
D’ieteren SA	-	27
Douglas Holding AG	1	50
DSG International Plc	70	262
EDION Corp.	3	42
Electrolux AB (b) (l)	11	216
Emap Plc	8	120
EMI Group Plc	30	157
Eniro AB	7	95
Enterprise Inns Plc	12	309
Esprit Holdings Ltd.	41	454
Fadesa Inmobiliaria SA (l)	2	77
Fast Retailing Co. Ltd. (l)	2	200
Fiat SpA (b) (l)	21	397
First Choice Holidays Plc	19	104
Fisher & Paykel Appliances Holdings Ltd.	7	19
Folli - Follie SA	-	13
Fuji Photo Film Co. Ltd.	18	756
Fuji Television Network Inc.	-	37
George Wimpey Plc	16	171
Giordano International Ltd.	44	24
GKN Plc	27	146
Gruppo Editoriale L’Espresso SpA (l)	8	43
Gunze Ltd.	6	30
Hakuhodo DY Holdings Inc.	1	55
Hankyu Department Stores (l)	5	42
Harvey Norman Holdings Ltd. (l)	16	48
Haseko Corp. (b)	27	97
Hennes & Mauritz AB - Class B	18	903
Hermes International (l)	3	318
Hikari Tsushin Inc	1	44
HMV Group Plc	18	50
Home Retail Group	32	256
Honda Motor Co. Ltd. (l)	60	2,367
Husqvarna AB - Class B (b)	9	147
Inchcape Plc	18	183
Independent News & Media Plc	22	85
Inditex SA (l)	8	446
Intercontinental Hotels Group Plc	15	359
Isetan Co. Ltd. (l)	7	134
ITV Plc	180	376
Jardine Cycle & Carriage Ltd.	6	57
John Fairfax Holdings Ltd. (l)	41	156
KarstadtQuelle AG (b) (l)	3	80

Kesa Electrical Plc	20	131
Kingfisher Plc	89	417
Koninklijke Philips Electronics NV	47	1,761
Kuoni Reisen Holding (b) (l)	-	63
Ladbrokes Plc	24	194
Lagardere SCA (l)	4	359
Li & Fung Ltd.	86	267
Lottomatica SpA (l)	3	105
Luxottica Group SpA	5	161
LVMH Moet Hennessy Louis Vuitton SA (l)	9	999
M6-Metropole Television	2	77
Macquarie Communications Infrastructure Group (l)	10	49
Makita Corp.	4	113
Marks & Spencer Group Plc	65	914
Marui Co. Ltd.	11	128
Matsushita Electric Industrial Co. Ltd.	75	1,500
Mediaset SpA	30	358
MFI Furniture Plc (b)	23	61
Mitchells & Butlers PLC	20	280
Mitsukoshi Ltd. (l)	13	61
Modern Times Group AB - Class B (b)	2	118
Namco Bandai Holdings Inc.	7	107
Next Plc	9	317
NGK Spark Plug Co. Ltd. (l)	6	113
NH Hoteles SA (l)	3	51
NHK Spring Co. Ltd. (l)	6	63
Nikon Corp.	11	241
Nissan Motor Co. Ltd.	87	1,050
Nisshinbo Industries Inc.	6	62
Nitori Co. Ltd. (l)	1	63
Nobia AB	2	73
NOK Corp.	4	77
Nokian Renkaat Oyj (l)	4	78
Onward Kashiyama Co. Ltd.	6	77
OPAP SA	8	319
Oriental Land Co. Ltd.	2	94
Pacific Brands Ltd. (l)	22	46
Paddy Power Plc	2	44
PagesJaunes Groupe SA	4	89
PartyGaming Plc	33	20
Pearson Plc	30	460
Persimmon Plc	11	332
Peugeot SA (l)	6	373
Pioneer Corp. (l)	5	71
PPR SA	3	388
Premiere AG (b) (l)	2	33
Promotora de Informaciones SA (l)	3	60
ProSiebenSat.1 Media AG	3	100
PT Multimedia Servicos de Telecomunicacoes e
Multimedia SGPS SA	2	26
Publicis Groupe (l)	5	211

Publishing & Broadcasting Ltd.	5	86
Puma AG Rudolf Dassler Sport	-	175
Punch Taverns Plc	10	262
Rakuten Inc. (b) (l)	-	126
Rank Group Plc	20	91
Reed Elsevier NV	27	457
Reed Elsevier Plc	48	523
Renault SA (l)	7	861
Reuters Group Plc	50	439
Rieter Holding AG	-	92
Rinnai Corp.	2	48
Round One Corp.	-	38
Ryohin Keikaku Co. Ltd.	1	77
Sankyo Co. Ltd.	2	100
Sanoma-WSOY Oyj (l)	2	69
Sanyo Electric Co. Ltd. (b) (l)	55	70
Schibsted ASA (l)	2	74
Seat Pagine Gialle SpA (l)	153	91
Securitas Direct AB (b)	11	35
Sega Sammy Holdings Inc.	7	184
Sekisui Chemical Co. Ltd.	16	128
Sekisui House Ltd. (l)	20	291
Shangri-La Asia Ltd.	52	134
Sharp Corp.	38	655
Shimachu Co. Ltd.	1	41
Shimamura Co. Ltd. (l)	1	92
Shimano Inc. (l)	2	67
Signet Group Plc	68	159
Singapore Press Holdings Ltd.	61	171
Sky City Entertainment Group Ltd.	13	48
Sky Network Television Ltd.	10	46
Societe Television Francaise 1 (l)	5	177
Sodexho Alliance SA (l)	4	233
Sogecable SA (b) (l)	2	54
Sony Corp.	39	1,654
Stanley Electric Co. Ltd.	6	112
Sumitomo Rubber Industries Inc. (l)	7	92
Swatch Group AG	2	90
Swatch Group AG - Class B	1	284
Tabcorp Holdings Ltd.	20	260
Takashimaya Co. Ltd. (l)	10	141
Tattersall’s Ltd. (l)	44	135
Taylor Woodrow Plc	21	177
Techtronic Industries Co.	40	52
Television Broadcasts Ltd.	12	73
Texwinca Holdings Ltd.	16	11
Thomson (l)	10	199
Toho Co. Ltd.	5	92
Tokai Rika Co. Ltd.	2	53
Tokyo Broadcasting System Inc.	1	30
Tokyo Style Co. Ltd.	2	22

Toyobo Co. Ltd.	22	66
Toyoda Gosei Co. Ltd.	3	65
Toyota Industries Corp.	7	331
Toyota Motor Corp.	111	7,399
Trinity Mirror Plc	10	96
TUI AG (l)	9	172
United Business Media Plc	10	130
USS Co. Ltd.	1	61
Valeo SA (l)	2	97
Vivendi Universal SA	44	1,736
Volkswagen AG	4	293
Volkswagen AG (l)	7	748
Wacoal Holdings Corp. (l)	3	41
Warehouse Group Ltd.	6	29
Whitbread Plc (l)	9	286
William Hill Plc	14	171
Wolters Kluwer NV	11	312
WPP Group Plc	45	606
Yamada Denki Co. Ltd	3	289
Yamaha Corp.	7	148
Yamaha Motor Co. Ltd. (l)	7	214
Yell Group Plc	30	340
Yue Yuen Industrial Holdings	29	91
		58,135
CONSUMER STAPLES - 7.7%
Aderans Co. Ltd.	1	30
Aeon Co. Ltd.	25	534
Ajinomoto Co. Inc.	24	317
Altadis SA	10	533
Asahi Breweries Ltd. (l)	13	215
Axfood AB	1	55
Beiersdorf AG (l)	2	118
Boots Group Plc	32	526
British American Tobacco Plc	60	1,674
C&C Group Plc	12	208
Cadbury Schweppes Plc	81	866
Carlsberg A/S	1	117
Carrefour SA (l)	23	1,399
Casino Guichard Perrachon SA (l)	2	145
Circle K Sunkus Co. Ltd.	1	25
Coca Cola Hellenic Bottling Co. SA	4	172
Coca-Cola Amatil Ltd.	22	133
Coca-Cola West Japan Co. Ltd.	2	51
Coles Myer Ltd.	45	499
Colruyt SA	1	125
Danisco A/S (l)	2	160
Delhaize Group	3	254
Diageo Plc	107	2,095
East Asiatic Co. Ltd. A/S	1	30
Ebro Puleva SA (l)	3	82
FamilyMart Co. Ltd.	2	65

Foster’s Group Ltd.	79	432
Futuris Corp. Ltd. (l)	25	39
Fyffes Plc	7	16
Gallaher Group Plc	25	559
Goodman Fielder Ltd.	35	61
Greencore Group Plc	8	47
Groupe Danone (l)	9	1,384
Heineken NV	10	455
Henkel KGaA (l)	2	334
House Foods Corp.	2	35
Iaws Group Plc	4	109
Imperial Tobacco Group Plc	26	1,021
InBev NV	7	472
Ito En Ltd. (l)	2	64
J Sainsbury Plc (l)	57	456
Japan Tobacco Inc.	-	817
Jeronimo Martins	1	28
Kao Corp.	19	512
Katokichi Co. Ltd.	5	40
Kerry Group Plc	5	133
Kesko Oyj	3	142
Kikkoman Corp.	6	72
Kirin Brewery Co. Ltd. (l)	30	472
Koninklijke Ahold NV (b)	59	624
Kose Corp. (l)	1	44
Lawson Inc.	2	79
Lion Nathan Ltd. (l)	12	74
L’Oreal SA (l)	11	1,112
Matsumotokiyoshi Co. Ltd. (l)	1	24
Meiji Dairies Corp.	10	79
Meiji Seika Kaisha Ltd.	12	57
Metro AG	6	405
Nestle SA	15	5,458
Nichirei Corp.	11	62
Nippon Meat Packers Inc.	7	76
Nisshin Seifun Group Inc.	7	71
Nissin Food Products Co. Ltd.	3	115
Olam International Ltd.	16	22
Oriflame Cosmetics SA (l)	2	66
PAN Fish ASA (b)	104	95
Pernod-Ricard SA (l)	3	649
QP Corp.	5	39
Reckitt Benckiser Plc	24	1,080
Royal Numico NV	6	340
SABMiller Plc	34	778
Sapporo Holdings Ltd. (l)	8	46
Scottish & Newcastle Plc	29	323
Seven & I Holdings Co. Ltd.	32	987
Shiseido Co. Ltd.	14	304
Suedzucker AG	2	59
Swedish Match AB	11	205

Takara Holdings Inc. (l)	8	52
Tate & Lyle Plc	19	290
Tesco Plc	306	2,425
Toyo Suisan Kaisha Ltd.	3	48
Uni-Charm Corp.	2	89
Unilever NV	66	1,802
Unilever Plc	48	1,329
UNY Co. Ltd.	5	65
Want Want Holdings Ltd.	9	15
Woolworths Ltd.	46	865
Yakult Honsha Co. Ltd. (l)	4	103
Yamazaki Baking Co. Ltd. (l)	3	29
		38,513
ENERGY - 7.0%
Acergy SA (b) (l)	7	142
Aker Kvaerner ASA	1	142
BG Group Plc	131	1,771
BP Plc	756	8,404
Caltex Australia Ltd.	5	93
D/S Torm A/S (l)	-	22
DET Norske Oljeselskap (b) (l)	26	49
ENI SpA	100	3,359
Euronav NV	-	13
Frontline Ltd. (l)	2	63
Fugro NV	2	116
Hellenic Petroleum SA	3	43
Inpex Holdings Inc. (b)	-	247
Lundin Petroleum AB (b) (l)	8	97
Motor Oil Hellas Corinth Refineries SA	2	46
Neste Oil Oyj	5	149
Nippon Mining Holdings Inc.	35	252
Nippon Oil Corp.	46	308
Norsk Hydro ASA	27	832
Ocean RIG ASA (b)	7	53
OMV AG	6	368
Origin Energy Ltd.	30	197
Paladin Resources Ltd. (b) (l)	14	97
Petroleum Geo-Services ASA (b)	6	141
ProSafe ASA	8	107
Repsol YPF SA (l)	34	1,185
Royal Dutch Shell Plc - Class A	144	5,033
Royal Dutch Shell Plc - Class B	106	3,709
Santos Ltd.	23	181
SBM Offshore NV	5	186
SeaDrill Ltd. (b)	8	142
Showa Shell Sekiyu KK (l)	7	75
Singapore Petroleum Co. Ltd.	3	9
Statoil ASA (l)	25	656
Technip SA (l)	4	270
TGS Nopec Geophysical Co. ASA (b)	3	71
TonenGeneral Sekiyu KK (l)	10	99

Total SA (l)	84	6,032
Woodside Petroleum Ltd.	18	547
WorleyParsons Ltd. (l)	5	79
		35,385
FINANCIALS - 29.1%
3i Group Plc (b)	17	340
77 Bank Ltd.	12	76
ABN AMRO Holding NV	70	2,241
Acom Co. Ltd.	3	93
Aegon NV	56	1,067
Aeon Credit Service Co. Ltd.	3	52
Aiful Corp.	3	88
Alleanza Assicurazioni SpA	17	226
Allgreen Properties Ltd.	11	9
Allianz AG	17	3,379
Allied Irish Banks Plc	34	1,005
Alpha Bank AE	15	444
AMP Ltd. (l)	71	564
Amvescap Plc	27	320
Ascendas Real Estate Investment Trust	29	50
Assicurazioni Generali SpA	37	1,618
Australia & New Zealand Banking Group Ltd.	71	1,573
Australian Stock Exchange Ltd.	6	190
Aviva Plc	98	1,576
AXA Asia Pacific Holdings Ltd. (l)	31	177
AXA SA (l)	64	2,592
Babcock & Brown Ltd.	8	157
Banca Intesa SpA	35	254
Banca Intesa SpA (l)	151	1,165
Banca Monte dei Paschi di Siena SpA (l)	42	274
Banca Popolare di Milano SCRL	15	262
Banca Popolare di Verona e Novara SCRL (l)	14	407
Banche Popolari Unite Scpa (l)	14	372
Banco Bilbao Vizcaya Argentaria SA	136	3,281
Banco BPI SA	11	84
Banco Comercial Portugues SA	83	308
Banco Espirito Santo SA	8	148
Banco Popular Espanol SA	33	600
Banco Santander Central Hispano SA	228	4,253
Bank of East Asia Ltd.	54	306
Bank of Fukuoka Ltd.	21	153
Bank of Ireland	38	872
Bank of Kyoto Ltd. (l)	9	84
Bank of Yokohama Ltd.	47	368
Barclays Plc	250	3,569
BNP Paribas	32	3,504
BOC Hong Kong Holdings Ltd.	145	394
British Land Co. Plc	20	658
Brixton Plc	10	117
CapitaCommercial Trust	43	73
CapitaLand Ltd.	49	198

Capitalia SpA	64	602
CapitaMall Trust	36	68
Castellum AB	5	72
Cattles Plc	12	101
Centro Properties Group (l)	33	235
CFS Gandel Retail Trust	52	95
Challenger Financial Services Group Ltd. (l)	18	58
Cheung Kong Holdings Ltd.	57	702
China Bank Ltd.	29	245
City Developments Ltd.	20	166
Close Brothers Group Plc	6	110
CNP Assurances	2	176
Codan A/S (l)	-	44
Cofinimmo	-	57
Collins Stewart PLC (b)	8	42
Commerzbank AG	24	920
Commonwealth Bank of Australia	49	1,927
Commonwealth Property Office Fund	58	67
Corio NV	1	117
Corp Mapfre SA (l)	19	87
Credit Agricole SA (l)	23	973
Credit Saison Co. Ltd.	6	217
Credit Suisse Group	44	3,090
D Carnegie AB	2	45
Daiwa Securities Group Inc.	49	550
Danske Bank A/S (l)	19	841
DB RREEF Trust (l)	106	148
DBS Group Holdings Ltd.	43	634
Depfa Bank Plc	13	228
Deutsche Bank AG	20	2,668
Deutsche Boerse AG	4	728
Deutsche Postbank AG	3	274
Dexia	22	611
DNB NOR ASA	26	363
E*Trade Securities Co. Ltd. (l)	-	48
EFG Eurobank Ergasias SA	9	309
Erste Bank der Oesterreichischen Sparkassen AG	7	537
Euronext NV	4	417
Fabege AB	3	75
Fondiaria-Sai SpA	3	145
Fortis	45	1,921
Friends Provident Plc	68	288
Gecina SA	-	92
GPT Group	77	338
Great Portland Estates Plc	6	85
Groupe Bruxelles Lambert SA	3	348
Gunma Bank Ltd.	13	78
Hammerson Plc	11	338
Hang Lung Properties Ltd.	91	228
Hang Seng Bank Ltd.	30	410
HBOS Plc	146	3,231

Hellenic Exchanges SA	1	19
Henderson Land Development Co. Ltd.	35	196
Hitachi Capital Corp.	1	23
Hokugin Financial Group Inc.	50	183
Hong Kong Exchanges & Clearing Ltd.	42	462
HSBC Holdings Plc	441	8,046
Hypo Real Estate Holding AG	5	312
Hysan Development Co. Ltd.	25	65
ICAP Plc	20	183
Immoeast Immobilien Anlagen AG (b)	10	141
Immofinanz Immobilien Anlagen AG (b)	17	239
ING Groep NV	72	3,189
ING Industrial Fund	34	64
Insurance Australia Group Ltd.	59	297
Investa Property Group (l)	56	110
Investec Plc	13	172
IVG Immobilien AG	4	153
Jafco Co. Ltd. (l)	1	69
Japan Prime Realty Investment Corp. (l)	-	58
Japan Real Estate Investment Corp. (l)	-	172
Japan Retail Fund Investment Corp.	-	114
Joyo Bank Ltd.	26	144
Jyske Bank (b)	2	169
KBC Groep NV	7	845
Keppel Land Ltd.	16	72
Kerry Properties Ltd. (l)	20	91
Kiwi Income Property Trust	16	17
KK DaVinci Advisors (b) (l)	-	40
Klepierre (l)	1	141
Kungsleden AB	6	87
Land Securities Group Plc	18	803
Legal & General Group Plc	253	780
Lend Lease Corp. Ltd. (l)	13	193
Leopalace21 Corp.	5	166
Liberty International Plc	11	295
Link REIT	81	166
Lloyds TSB Group Plc	216	2,421
London Stock Exchange Group Plc	7	186
Macquarie Bank Ltd.	10	605
Macquarie Goodman Group (l)	53	318
Macquarie Office Trust	67	81
Man Group Plc (l)	68	696
Matsui Securities Co. Ltd. (l)	4	30
Mediobanca SpA	18	430
Mediobanca SpA (l)	10	78
Meinl European Land Ltd. (b)	9	231
Millea Holdings Inc.	28	971
Mirvac Group (l)	40	176
Mitsubishi Estate Co. Ltd.	45	1,165
Mitsubishi UFJ Financial Group Inc.	-	4,076
Mitsubishi UFJ Securities Co.	9	100

Mitsui Fudosan Co. Ltd.	32	781
Mitsui Sumitomo Insurance Co. Ltd.	46	503
Mitsui Trust Holding Inc.	27	310
Mizuho Financial Group Inc.	-	2,607
MLP AG (l)	2	44
Muenchener Rueckversicherungs AG	8	1,371
Multiplex Group (l)	27	84
National Australia Bank Ltd.	62	1,973
National Bank of Greece SA	14	659
New World Development Co. Ltd.	94	189
Nikko Cordial Corp. (l)	32	361
Nippon Building Fund Inc. (l)	-	226
Nishi-Nippon City Bank Ltd.	25	108
Nomura Holdings Inc. (l)	68	1,287
Nomura Real Estate Office Fund Inc.	-	73
Nordea Bank AB	80	1,234
NTT Urban Development Corp.	-	97
OKO Bank	3	56
Old Mutual Plc	196	670
OMX AB	3	55
ORIX Corp.	3	1,010
Oversea-Chinese Banking Corp.	95	475
Perpetual Ltd. (l)	1	81
Piraeus Bank SA	8	268
Promise Co. Ltd.	3	84
Provident Financial Plc	9	123
Prudential Plc (d)	94	1,283
PSP Swiss Property AG (b) (l)	2	113
QBE Insurance Group Ltd.	31	711
Raiffeisen International Bank Holding AG	1	220
Resolution Plc	25	320
Resona Holdings Inc. (l)	-	486
Rodamco Europe NV	2	267
Royal Bank of Scotland Group Plc	122	4,761
Sampo Oyj	16	431
Sanpaolo IMI SpA (l)	43	1,000
Sapporo Hokuyo Holdings Inc.	-	116
SBI Holdings Inc.	-	134
Schroders Plc	4	92
SCOR (l)	42	124
SFCG Co. Ltd.	-	34
Shinko Securities Co. Ltd.	15	58
Shinsei Bank Ltd.	61	359
Shizuoka Bank Ltd.	21	208
Shun TAK Holdings Ltd.	30	46
Singapore Exchange Ltd.	31	115
Singapore Land Ltd.	3	17
Sino Land Co.	44	103
Skandinaviska Enskilda Banken AB	18	558
Slough Estates Plc	18	269
Societe Generale - Class A (l)	14	2,403

Sompo Japan Insurance Inc.	33	403
Standard Life Plc (b)	80	462
Stockland	54	352
Storebrand ASA	9	117
Sumitomo Mitsui Financial Group Inc.	-	2,419
Sumitomo Realty & Development Co. Ltd.	15	481
Sumitomo Trust & Banking Co. Ltd.	49	514
Sun Hung Kai Properties Ltd.	53	609
Suncorp-Metway Ltd. (l)	20	329
Suntec Real Estate Investment Trust	40	47
Suruga Bank Ltd.	8	99
Svenska Handelsbanken - Class A	20	593
Swire Pacific Ltd.	36	381
Swiss Reinsurance	13	1,105
Sydbank A/S	3	126
T&D Holdings Inc.	9	582
Takefuji Corp.	4	163
Tokyo Tatemono Co. Ltd. (l)	11	123
Tokyu Land Corp.	16	151
Topdanmark A/S (b)	1	109
Tower Ltd. (b)	4	6
TrygVesta AS (l)	1	74
Tullett Prebon PLC (b)	8	107
UBS AG	77	4,677
Unibail (l)	2	439
UniCredito Italiano SpA	300	2,629
Unipol SpA	37	122
United Overseas Bank Ltd.	44	557
United Overseas Land Ltd.	23	64
Wereldhave NV	1	91
Westfield Group	58	964
Westpac Banking Corp.	71	1,356
Wharf Holdings Ltd.	46	170
Wiener Staedtische Allgemeine Versicherung AG	1	77
Wihlborgs Fastigheter AB	1	15
Wing Hang Bank Ltd.	7	78
Wing Tai Holdings Ltd.	14	21
Zurich Financial Services AG	6	1,503
		146,602
HEALTH CARE - 6.8%
Alfresa Holdings Corp.	1	48
Altana AG (l)	3	177
Ansell Ltd.	4	38
Astellas Pharma Inc.	21	944
AstraZeneca Plc	60	3,212
Celesio AG	3	173
Chugai Pharmaceutical Co. Ltd. (l)	10	214
Cie Generale d’Optique Essilor International SA (l)	4	401
Cochlear Ltd. (l)	2	91
Coloplast A/S (l)	1	102
CSL Ltd.	7	349

Daiichi Sankyo Co. Ltd.	28	886
Eisai Co. Ltd.	10	522
Elan Corp. Plc (b)	16	227
Elekta AB - Class B (l)	3	67
Fisher & Paykel Healthcare Corp.	21	64
Fresenius Medical Care AG & Co. KGaA	2	309
Getinge AB - Class B	7	146
GlaxoSmithKline Plc	222	5,841
GN Store Nord (l)	7	108
H Lundbeck A/S	2	41
Kaken Pharmaceutical Co. Ltd.	2	16
Kyowa Hakko Kogyo Co. Ltd.	13	111
Mayne Nickless Ltd. (l)	24	71
Mayne Pharma Ltd. (l)	26	83
Mediceo Paltac Holdings Co. Ltd.	7	123
Merck KGaA	2	200
Nobel Biocare Holding AG (l)	1	275
Novartis AG	89	5,144
Novo-Nordisk A/S - Class B	9	777
Olympus Corp.	9	283
Omega Pharma SA	1	57
Orion Oyj (b) (l)	3	61
Parkway Holdings Ltd.	18	37
Phonak Holding AG	2	150
Qiagen NV (b)	5	74
Roche Holding AG	27	4,829
Sanofi-Aventis (l)	39	3,603
Santen Pharmaceutical Co. Ltd. (l)	3	84
Serono SA - Class B (l)	-	158
Shionogi & Co. Ltd.	11	216
Smith & Nephew Plc	35	362
Sonic Healthcare Ltd. (l)	11	130
SSL International Plc	8	56
Straumann Holding AG (l)	-	70
Suzuken Co. Ltd.	3	111
Synthes Inc.	2	226
Taisho Pharmaceutical Co. Ltd. (l)	6	109
Takeda Pharmaceutical Co. Ltd.	34	2,348
Tanabe Seiyaku Co. Ltd.	8	105
Terumo Corp.	7	256
UCB SA	3	225
William Demant Holding (b)	1	91
Zeltia SA (b) (l)	5	33
		34,434
INDUSTRIALS - 10.8%
ABB Ltd.	80	1,433
Abertis Infraestructuras SA (l)	9	270
Acciona SA	1	213
ACS Actividades Construccion Y Servicios SA	9	527
Adecco SA (l)	5	331
Aggreko Plc	8	70

Air France-KLM (l)	5	195
Alfa Laval AB	4	172
All Nippon Airways Co. Ltd. (l)	23	81
Alstom RGPT (b) (l)	4	581
Amada Co. Ltd.	13	138
Amano Corp.	2	25
Amec Plc	11	93
Andritz AG	-	73
AP Moller - Maersk A/S	-	396
Arriva Plc	7	107
Arrk Corp.	2	33
Asahi Glass Co. Ltd. (l)	37	445
Assa Abloy AB	11	246
Atlas Copco AB - Class A	12	416
Atlas Copco AB - Class B	8	263
Auckland International Airport Ltd.	43	66
Autostrade SpA (l)	11	315
BAE Systems Plc	125	1,042
Balfour Beatty Plc	16	135
BBA Aviation PLC (l)	16	84
Bekaert SA	-	62
Biffa Plc	12	75
Bilfinger Berger AG	1	88
Brambles Ltd (b) (l)	35	353
Brambles Ltd. (b)	26	261
Brisa-Auto Estradas de Portugal SA (l)	11	137
British Airways Plc (b)	22	228
Buhrmann NV	3	51
Bunzl Plc	12	151
Capita Group Plc	23	278
Cargotec Corp. - Class B	1	81
Cathay Pacific Airways Ltd. (l)	38	94
Central Glass Co. Ltd.	8	46
Central Japan Railway Co.	-	610
Charter Plc (b)	7	123
Chiyoda Corp.	5	98
Cie de Saint-Gobain (l)	12	1,025
Cintra Concesiones de Infraestructuras de Transporte SA (l)	8	142
Cobham Plc	46	174
ComfortDelgro Corp. Ltd.	67	70
Compagnie Maritime Belge SA	1	27
COMSYS Holdings Corp.	5	55
Cookson Group Plc	8	97
Cosco Corp. Singapore Ltd.	36	54
CSR Ltd. (l)	29	86
Dai Nippon Printing Co. Ltd.	24	371
Daifuku Co. Ltd.	3	48
Daikin Industries Ltd.	9	327
Davis Service Group Plc	7	72
DCC Plc	3	100
De La Rue Plc	7	88

Deutsche Lufthansa AG	9	252
Deutsche Post AG	30	905
Downer EDI Ltd.	13	72
DSV A/S	1	133
East Japan Railway Co.	-	875
Ebara Corp. (l)	15	57
European Aeronautic Defence & Space Co. NV	13	441
Experian Group Ltd.	39	453
Fanuc Ltd.	7	689
Finmeccanica SpA	11	309
Firstgroup Plc	15	164
FKI Plc	18	35
FLSmidth & Co. A/S	2	99
Flughafen Wien AG	-	49
Fomento de Construcciones y Contratas SA (l)	2	188
Fraser and Neave Ltd.	34	98
Fuji Electric Holdings Co. Ltd.	20	108
Fujikura Ltd.	13	114
Furukawa Electric Co. Ltd. (l)	25	157
Gamesa Corp. Tecnologica SA	7	189
Geberit AG	-	244
Glory Ltd.	2	39
Goodwill Group Inc. (l)	-	37
Grafton Group Plc (b)	8	141
Group 4 Securicor Plc	47	172
Grupo Ferrovial SA (l)	3	245
Hagemeyer NV (b)	19	96
Hankyu Hanshin Holdings Inc. (l)	46	264
Haw Par Corp. Ltd.	3	15
Hays Plc	52	162
Heidelberger Druckmaschinen	2	93
Hellenic Technodomiki Tev SA	4	39
Hino Motors Ltd. (l)	8	41
Hitachi Cable Ltd.	4	22
Hitachi Construction Machinery Co. Ltd.	4	94
Hitachi High-Technologies Corp.	2	68
Hochtief AG (l)	2	124
Hopewell Holdings	23	81
Hutchison Whampoa Ltd.	83	844
Iberia Lineas Aereas de Espana (l)	21	75
IMI Plc	12	122
Intertek Group Plc	6	92
Invensys Plc (b)	29	155
Ishikawajima-Harima Heavy Industries Co. Ltd.	45	152
Itochu Corp.	57	468
Japan Airlines Corp. (b) (l)	36	64
Japan Steel Works Ltd. (l)	12	94
JGC Corp. (l)	9	155
Johnson Electric Holdings Ltd.	42	29
JS Group Corp.	10	202
JTEKT Corp.	7	155

Kajima Corp.	35	154
Kamigumi Co. Ltd.	11	90
Kawasaki Heavy Industries Ltd. (l)	48	180
Kawasaki Kisen Kaisha Ltd. (l)	21	164
KCI Konecranes Oyj	3	75
Keihin Electric Express Railway Co. Ltd. (l)	18	124
Keio Corp.	19	123
Keisei Electric Railway Co. Ltd. (l)	12	68
Keppel Corp. Ltd.	22	252
Kinden Corp.	5	40
Kingspan Group Plc	5	125
Kintetsu Corp. (l)	61	178
Kokuyo Co. Ltd. (l)	3	52
Komatsu Ltd.	35	710
Komori Corp.	2	37
Kone Oyj	3	176
Kubota Corp.	41	380
Kuehne & Nagel International AG (l)	2	136
Kurita Water Industries Ltd.	5	97
Leighton Holdings Ltd. (l)	5	86
Macquarie Airports	28	80
Macquarie Infrastructure Group	100	274
MAN AG	5	448
Marubeni Corp.	57	289
Matsushita Electric Works Ltd.	12	139
Meggitt Plc	18	107
Meitec Corp. (l)	1	42
Melco International Development Ltd.	31	73
Metso Oyj	5	257
Michael Page International Plc	14	125
Minebea Co. Ltd.	12	84
Mitsubishi Corp.	52	984
Mitsubishi Electric Corp.	75	684
Mitsubishi Heavy Industries Ltd.	125	568
Mitsubishi Logistics Corp.	5	78
Mitsui & Co. Ltd. (l)	60	897
Mitsui Engineering & Shipbuilding Co. Ltd. (l)	30	98
Mitsui OSK Lines Ltd.	40	395
MTR Corp. (l)	48	120
National Express Group Plc	5	109
Neptune Orient Lines Ltd.	11	15
NGK Insulators Ltd. (l)	10	154
Nippon Express Co. Ltd.	31	170
Nippon Sheet Glass Co. Ltd.	14	66
Nippon Yusen KK	39	285
Nishimatsu Construction Co. Ltd. (l)	8	26
NKT Holding A/S	1	71
Noble Group Ltd. (l)	20	14
NSK Ltd.	18	177
NTN Corp.	14	126
Obayashi Corp.	23	149

Odakyu Electric Railway Co. Ltd. (l)	22	141
OKUMA Corp.	5	58
Okumura Corp. (l)	6	30
Orient Overseas International Ltd.	10	62
Orkla ASA	7	416
OSG Corp. (l)	3	49
Park24 Co. Ltd. (l)	4	46
Pirelli & C SpA	120	119
Qantas Airways Ltd. (l)	36	150
Randstad Holdings NV	2	107
Rentokil Initial Plc	71	229
Rheinmetall AG	1	90
Rolls-Royce Group Plc - Class B	2,294	4
Rolls-Royce Group Plc (b)	67	585
Ryanair Holdings Plc (b)	1	13
Sacyr Vallehermoso SA (l)	4	234
Safran SA (l)	7	158
Sandvik AB	38	555
Sanwa Shutter Corp.	9	53
SAS AB (b)	2	39
Scania AB - Class B	4	279
Schindler Holding AG	2	130
Schneider Electric SA (l)	9	972
Secom Co. Ltd.	8	415
Securitas AB - Class B (l)	13	197
Securitas Systems AB (b)	11	44
Seino Holdings Corp.	6	56
SembCorp Industries Ltd.	32	80
SembCorp Marine Ltd.	21	47
Serco Group Plc	19	140
SGS SA (l)	-	176
Shimizu Corp.	20	100
Siemens AG	32	3,223
SIG Holding AG (b)	-	78
Singapore Airlines Ltd.	22	251
Singapore Post Ltd.	42	30
Singapore Technologies Engineering Ltd.	44	88
Skanska AB	15	294
SKF AB	15	280
SMC Corp.	2	284
Smiths Group Plc	22	418
SMRT Corp. Ltd.	14	11
Societe BIC SA (l)	1	84
Societe Des Autoroutes Paris-Rhin-Rhone	1	73
Sojitz Corp. (b)	27	83
Solarworld AG (l)	1	75
Sonae SGPS SA	25	50
Stagecoach Group Plc	32	95
Stolt-Nielsen SA	1	34
Sulzer AG	-	145
Sumitomo Corp.	40	599

Sumitomo Electric Industries Ltd.	28	441
Sumitomo Heavy Industries Ltd.	22	231
Sydney Roads Group (l)	29	30
Taisei Corp.	33	101
Technical Olympic SA	2	8
Thales SA	3	154
THK Co. Ltd.	4	108
TNT NV	17	728
Tobu Railway Co. Ltd. (l)	32	155
Toda Corp.	6	25
Tokyu Corp. (l)	40	256
Toll Holdings Ltd. (l)	20	282
Tomkins Plc	33	156
Tomra Systems ASA (l)	6	40
Toppan Printing Co. Ltd.	22	243
TOTO Ltd. (l)	11	110
Toyota Tsusho Corp.	8	222
Transurban Group (l)	34	202
Travis Perkins Plc	4	165
Trelleborg AB	3	79
Uponor Oyj	2	67
Ushio Inc.	4	78
Vallourec (l)	2	452
Vedior NV	7	146
Vestas Wind Systems A/S (b) (l)	7	303
Vinci SA (l)	8	1,055
Volvo AB	8	583
Volvo AB	4	268
Wartsila Oyj	3	142
Wesfarmers Ltd.	14	426
West Japan Railway Co.	-	287
Wienerberger AG	3	161
Wolseley Plc	25	598
Yamato Transport Co. Ltd.	14	215
YIT Oyj	5	138
Zodiac SA (l)	2	108
		54,276
INFORMATION TECHNOLOGY - 5.4%
Access Co. Ltd. (b) (l)	-	37
Advantest Corp.	6	361
Alcatel SA	89	1,281
Alps Electric Co. Ltd. (l)	6	63
ARM Holdings Plc (l)	48	117
ASM Pacific Technology	6	31
ASML Holding NV (b)	18	457
Atos Origin SA (b)	2	141
Barco NV	-	45
Business Objects SA (b)	4	149
Canon Inc. (l)	41	2,309
Cap Gemini SA	5	301
Chartered Semiconductor Manufacturing Ltd. (b) (l)	40	33

Citizen Watch Co. Ltd. (l)	14	103
Computershare Ltd.	18	124
Creative Technology Ltd.	2	13
CSK Holdings Corp.	2	98
CSR Plc (b)	4	53
Dainippon Screen Manufacturing Co. Ltd. (l)	7	63
Dassault Systemes SA (l)	2	106
eAccess Ltd. (l)	-	17
Electrocomponents Plc	16	90
Elpida Memory Inc. (b)	4	192
Foxconn International Holdings Ltd. (b)	94	308
Fuji Soft ABC Inc.	1	21
Fujitsu Ltd.	72	565
Getronics NV (l)	3	27
Hirose Electric Co. Ltd.	1	125
Hitachi Ltd.	127	792
Hoya Corp.	16	608
Ibiden Co. Ltd.	5	267
Index Corp. (l)	-	20
Indra Sistemas SA	5	113
Infineon Technologies AG (b)	30	417
Intracom Holdings SA (b)	3	19
Itochu Techno-Science Corp.	1	64
Keyence Corp.	1	352
Kingboard Chemical Holdings Ltd.	18	72
Konami Corp. (l)	3	97
Konica Minolta Holdings Inc. (b)	18	247
Kudelski SA (l)	1	35
Kyocera Corp.	6	594
LogicaCMG Plc	58	210
Logitech International SA (b) (l)	7	195
Mabuchi Motor Co. Ltd. (l)	1	65
Micronas Semiconductor Hold (b) (l)	1	20
Misys Plc	19	80
Mitsumi Electric Co. Ltd. (l)	3	68
Murata Manufacturing Co. Ltd.	8	534
NEC Corp.	77	368
NEC Electronics Corp. (b) (l)	1	32
Neopost SA (l)	1	153
NET One Systems Co. Ltd. (l)	-	20
Nidec Corp.	4	309
Nintendo Co. Ltd.	4	987
Nippon Electric Glass Co. Ltd.	8	168
Nokia Oyj	157	3,211
Nomura Research Institute Ltd.	1	116
NTT Data Corp.	-	245
Obic Co. Ltd. (l)	-	62
OCE NV	2	38
Oki Electric Industry Co. Ltd. (l)	21	47
Omron Corp.	8	239
Oracle Corp. Japan (l)	1	46

Otsuka Corp.	1	61
Premier Farnell Plc	11	43
Ricoh Co. Ltd.	25	510
ROHM Co. Ltd.	4	408
Sage Group Plc	50	265
Sanken Electric Co. Ltd. (l)	3	37
SAP AG	34	1,814
Seiko Epson Corp.	5	114
Shinko Electric Industries	3	65
Solomon Systech International Ltd.	43	7
STATS ChipPAC Ltd. (b) (l)	51	39
STMicroelectronics NV	26	479
Sumco Corp.	2	161
Taiyo Yuden Co. Ltd. (l)	4	71
Tandberg ASA	4	56
Tandberg Television ASA (b) (l)	2	26
TDK Corp.	5	382
Telefonaktiebolaget LM Ericsson - Class B	569	2,301
Telelogic AB (b)	5	11
Tietoenator Oyj (l)	3	85
TIS Inc. (l)	2	43
Tiscali SpA (b) (l)	8	28
Tokyo Electron Ltd.	6	489
Tokyo Seimitsu Co. Ltd. (l)	1	57
Toshiba Corp. (l)	109	710
Trend Micro Inc. (b) (l)	4	103
Unaxis Holding AG (b) (l)	-	120
Uniden Corp.	2	14
Venture Corp. Ltd.	8	70
Wincor Nixdorf AG	1	100
Yahoo! Japan Corp.	1	225
Yaskawa Electric Corp.	7	81
Yokogawa Electric Corp.	9	136
		27,251
MATERIALS - 8.1%
Acerinox SA (l)	7	199
Air Liquide (l)	5	1,105
Akzo Nobel NV	10	626
Alumina Ltd.	44	218
Amcor Ltd.	32	184
Anglo American Plc	55	2,701
Asahi Kasei Corp.	48	314
BASF AG	19	1,869
Bayer AG	28	1,501
BHP Billiton Ltd.	134	2,681
BHP Billiton Plc	94	1,723
Billerud AB (l)	2	30
BlueScope Steel Ltd.	27	182
Boehler-Uddeholm AG	1	94
Boliden AB	11	278
Boral Ltd.	23	140

Ciba Specialty Chemicals AG	3	179
Cimpor Cimentos de Portugal SA	10	80
Clariant AG (b) (l)	9	133
Corus Group Plc	34	353
CRH Plc	21	871
Daicel Chemical Industries Ltd.	10	71
Daido Steel Co. Ltd.	13	86
Dainippon Ink and Chemicals Inc.	23	90
Denki Kagaku Kogyo K K	20	83
Dowa Mining Co. Ltd. (l)	10	86
Fletcher Building Ltd.	19	147
Givaudan	-	218
Hanson Plc	28	421
Hitachi Chemical Co. Ltd.	4	116
Hoganas AB	1	16
Holcim Ltd. (l)	8	693
Holmen AB	2	83
Iluka Resources Ltd. (l)	10	53
Imerys SA	1	118
Imperial Chemical Industries Plc	44	389
Italcementi SpA (l)	2	70
James Hardie Industries NV	16	122
JFE Holdings Inc.	22	1,111
Johnson Matthey Plc	8	220
JSR Corp.	7	176
Kaneka Corp.	13	118
Kansai Paint Co. Ltd.	8	63
Kobe Steel Ltd.	107	367
Koninklijke DSM NV	6	279
Kuraray Co. Ltd.	13	153
Lafarge SA (l)	6	862
Linde AG	4	424
Lonza Group AG (l)	2	135
Mayr-Melnhof Karton AG	-	26
Mitsubishi Chemical Holdings Corp.	44	274
Mitsubishi Gas Chemical Co. Inc.	15	157
Mitsubishi Materials Corp.	37	139
Mitsubishi Rayon Co. Ltd.	21	141
Mitsui Chemicals Inc.	23	177
Mitsui Mining & Smelting Co. Ltd.	19	95
Mittal Steel Co NV	27	1,133
Newcrest Mining Ltd.	12	252
Nippon Kayaku Co. Ltd.	7	56
Nippon Light Metal Co.	21	54
Nippon Paper Group Inc.	-	117
Nippon Shokubai Co. Ltd.	4	43
Nippon Steel Corp.	236	1,356
Nissan Chemical Industries Ltd. (l)	5	62
Nisshin Steel Co. Ltd. (l)	34	126
Nitto Denko Corp.	7	326
Norske Skogindustrier ASA (l)	6	98

Novozymes A/S	2	145
OJI Paper Co. Ltd.	30	159
OneSteel Ltd.	23	85
Orica Ltd. (l)	12	225
Outokumpu Oyj	4	146
PaperlinX Ltd.	14	43
Rautaruukki Oyj	3	137
Rexam Plc	22	228
RHI AG (b)	1	55
Rinker Group Ltd.	33	465
Rio Tinto Ltd. (l)	11	651
Rio Tinto Plc	40	2,131
Salzgitter AG	2	210
Shin-Etsu Chemical Co. Ltd.	15	1,005
Showa Denko KK (l)	43	165
Solvay SA	2	383
Sonae Industria SGPS SA (b)	3	27
Ssab Svenskt Stal AB - Class A (l)	6	148
Ssab Svenskt Stal AB - Class B	3	63
Stora Enso Oyj - Class R	22	351
Sumitomo Bakelite Co. Ltd.	6	41
Sumitomo Chemical Co. Ltd.	55	427
Sumitomo Metal Industries Ltd.	154	669
Sumitomo Metal Mining Co. Ltd. (l)	21	269
Sumitomo Osaka Cement Co. Ltd.	13	42
Sumitomo Titanium Corp.	1	67
Svenska Cellulosa AB	7	361
Syngenta AG (b)	4	749
Taiheiyo Cement Corp.	33	129
Taiyo Nippon Sanso Corp.	10	90
Teijin Ltd.	33	203
ThyssenKrupp AG	14	642
Titan Cement Co. SA	2	130
Toho Titanium Co. Ltd. (l)	1	53
Tokuyama Corp. (l)	8	122
Tokyo Steel Manufacturing Co. Ltd.	3	53
Toray Industries Inc.	51	382
Tosoh Corp.	21	93
Toyo Seikan Kaisha Ltd.	5	89
Ube Industries Ltd.	37	106
Umicore	1	161
UPM-Kymmene Oyj	20	500
Viohalco	4	47
Voestalpine AG (l)	3	188
Xstrata Plc	24	1,177
Yara International ASA	8	185
Zeon Corp.	7	76
Zinifex Ltd.	19	276
		41,012
TELECOMMUNICATION SERVICES - 5.3%
Belgacom SA	6	284
Bouygues (l)	8	493
BT Group Plc	320	1,890
Cable & Wireless Plc	100	309
Cosmote Mobile Telecommunications SA	4	125
Deutsche Telekom AG	109	1,991
Elisa Oyj	6	151
France Telecom SA (l)	65	1,800
Hellenic Telecommunications Organization SA (b)	13	376
Hutchison Telecommunications International Ltd. (b) (l)	57	144
KDDI Corp.	-	644
Mobistar SA	1	99
Nippon Telegraph & Telephone Corp.	-	990
NTT DoCoMo Inc.	1	1,141
PCCW Ltd. (l)	146	89
Portugal Telecom SGPS SA	31	402
Royal KPN NV	75	1,062
Singapore Telecommunications Ltd.	271	579
Softbank Corp. (l)	28	541
Swisscom AG	1	277
Tele2 AB	13	192
Telecom Corp. Ltd. (l)	73	250
Telecom Italia SpA	413	1,247
Telecom Italia SpA (l)	227	577
Telefonica SA	171	3,640
Telekom Austria AG	15	394
Telenor ASA	29	549
TeliaSonera AB	71	583
Telstra Corp Ltd (b)	55	117
Telstra Corp. Ltd. (l)	113	369
Vodafone Group Plc	2,018	5,590
		26,895
UTILITIES - 5.5%
AGL Energy Ltd. (b) (l)	17	216
Alinta Ltd. (l)	19	178
Centrica Plc	140	974
Cheung Kong Infrastructure Holdings Ltd. (l)	14	43
Chubu Electric Power Co. Inc.	25	748
CLP Holdings Ltd.	68	506
Contact Energy Ltd.	13	74
E.ON AG	24	3,245
Electric Power Development Co.	6	278
Endesa SA (l)	30	1,427
Enel SpA	166	1,714
Energias de Portugal SA	79	400
Fortum Oyj	17	476
Gas Natural SDG SA	7	280
Gaz de France (l)	8	346
Hokkaido Electric Power Co. Inc.	7	176
Hong Kong & China Gas	132	297
Hong Kong Electric Holdings	52	252
Iberdrola SA (l)	30	1,326
International Power Plc	55	410
Kansai Electric Power Co. Inc.	30	804
Kelda Group Plc	13	236
Kyushu Electric Power Co. Inc.	14	369
National Grid Plc	105	1,512
Osaka Gas Co. Ltd.	80	298
Public Power Corp.	4	104
RWE AG	17	1,886
RWE AG	1	138
Scottish & Southern Energy Plc	33	1,011
Scottish Power Plc (l)	58	842
Severn Trent Plc	9	266
Snam Rete Gas SpA (l)	39	222
Sociedad General de Aguas de Barcelona SA	2	87
Suez SA (b)	3	-
Suez SA (l)	39	2,026
Terna SpA	45	151
Tohoku Electric Power Co. Inc.	16	407
Tokyo Electric Power Co. Inc.	47	1,517
Tokyo Gas Co. Ltd.	85	452
Union Fenosa SA (l)	5	242
United Utilities Plc	33	507
Vector Ltd.	9	16
Veolia Environnement (l)	11	829
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	4	206
		27,494
Total Common Stocks (cost $367,770)		489,997

PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Porsche AG	-	393
Total Preferred Stocks (cost $236)		393

RIGHTS - 0.0%
Allgreen Properties Ltd (l)	6	2
Dowa Mining Co. Ltd. (b) (f) (h)	10	-
Total Rights (cost $2)		2

SHORT TERM INVESTMENTS - 17.2%
Mutual Funds - 2.4%
JNL Money Market Fund, 5.11% (a) (d)	12,011	12,011

Securities Lending Collateral - 14.7%
Mellon GSL Delaware Business Trust Collateral Fund (d)	74,034	74,034
U.S. Treasury Securities - 0.1%
U.S. Treasury Bill, 4.90%, 03/08/07 (m)	665	659
Total Short Term Investments (cost $86,704)		86,704

Total Investments - 114.6% (cost $454,712)		577,096
Other Assets and Liabilities, Net - (14.6%)		-73,627
Total Net Assets - 100%		$503,469

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 15.1%
99 Cents Only Stores (b) (l)	16	189
Abercrombie & Fitch Co. - Class A	30	2,085
Advance Auto Parts (l)	36	1,269
Aeropostale Inc. (b)	18	541
American Eagle Outfitters Inc.	68	2,123
American Greetings Corp.	19	446
AnnTaylor Stores Corp. (b)	25	814
Applebee’s International Inc. (l)	25	608
ArvinMeritor Inc.	24	431
Bandag Inc.	4	195
Barnes & Noble Inc.	17	693
Beazer Homes USA Inc. (l)	13	609
Belo Corp.	29	535
Blyth Inc.	9	178
Bob Evans Farms Inc.	12	409
Borders Group Inc. (l)	20	454
BorgWarner Inc.	19	1,150
Boyd Gaming Corp. (l)	14	651
Brinker International Inc.	42	1,257
Callaway Golf Co. (l)	21	303
Career Education Corp. (b)	32	800
Carmax Inc. (b)	36	1,938
Catalina Marketing Corp. (l)	12	337
CBRL Group Inc.	11	499
Charming Shoppes Inc. (b)	43	578
Cheesecake Factory Inc. (b)	27	664
Chico’s FAS Inc. (b) (l)	60	1,233
Claire’s Stores Inc.	32	1,067
Coldwater Creek Inc. (b)	21	503
Corinthian Colleges Inc. (b) (l)	29	394
DeVry Inc.	20	552
Dick’s Sporting Goods Inc. (b)	12	605
Dollar Tree Stores Inc. (b) (l)	35	1,042
Entercom Communications Corp.	10	279
Foot Locker Inc.	53	1,158
Furniture Brands International Inc. (l)	16	264
GameStop Corp. - Class A (b) (l)	26	1,409
Gentex Corp. (l)	50	778
Hanesbrands Inc. (b)	32	765
Harte-Hanks Inc.	18	488
Hovnanian Enterprises Inc. - Class A (b) (l)	12	413
International Speedway Corp. - Class A	12	627
ITT Educational Services Inc. (b)	11	740
John Wiley & Sons Inc.	15	561
Laureate Education Inc. (b)	17	845

Lear Corp. (l)	23	679
Lee Enterprises Inc. (l)	15	474
MDC Holdings Inc. (l)	12	674
Media General Inc.	9	346
Modine Manufacturing Co.	11	269
Mohawk Industries Inc. (b) (l)	18	1,360
O’Reilly Automotive Inc. (b)	38	1,234
OSI Restaurant Partners Inc.	25	987
Pacific Sunwear of California (b)	23	448
Payless Shoesource Inc. (b)	22	736
PetSmart Inc. (l)	47	1,370
Polo Ralph Lauren Corp.	21	1,628
Reader’s Digest Association Inc. - Class A (l)	32	534
Regis Corp. (l)	15	593
Rent-A-Center Inc. (b)	24	711
Ross Stores Inc.	48	1,404
Ruby Tuesday Inc. (l)	20	537
Ryland Group Inc. (l)	15	814
Saks Inc. (l)	46	825
Scholastic Corp. (b)	9	325
Scientific Games Corp. - Class A (b) (l)	22	680
Sotheby’s Holdings - Class A	19	595
Strayer Education Inc.	5	503
Thor Industries Inc.	12	536
Timberland Co. - Class A (b)	17	536
Toll Brothers Inc. (b)	43	1,377
Tupperware Brands Corp.	20	450
Urban Outfitters Inc. (b) (l)	38	879
Valassis Communications Inc. (b) (l)	15	220
Washington Post Co.	2	1,438
Westwood One Inc. (l)	24	171
Williams-Sonoma Inc. (l)	39	1,211
		58,023
CONSUMER STAPLES - 2.3%
Alberto-Culver Co.	27	571
BJ’s Wholesale Club Inc. (b)	22	689
Church & Dwight Co. Inc.	22	936
Energizer Holdings Inc. (b) (l)	19	1,383
Hansen Natural Corp. (b) (l)	21	700
Hormel Foods Corp.	25	927
JM Smucker Co.	19	940
Lancaster Colony Corp.	8	351
PepsiAmericas Inc.	20	423
Ruddick Corp.	12	325
Smithfield Foods Inc. (b)	33	859

Tootsie Roll Industries Inc. (l)	9	293
Universal Corp.	9	423
		8,820
ENERGY - 7.4%
Arch Coal Inc. (l)	49	1,463
Cameron International Corp. (b)	38	2,013
Denbury Resources Inc. (b)	40	1,125
ENSCO International Inc.	52	2,612
FMC Technologies Inc. (b)	23	1,434
Forest Oil Corp. (b)	18	590
Grant Prideco Inc. (b)	44	1,762
Hanover Compressor Co. (b)	35	665
Helmerich & Payne Inc.	36	870
Newfield Exploration Co. (b)	44	2,043
Noble Energy Inc.	60	2,946
Overseas Shipholding Group	10	570
Patterson-UTI Energy Inc.	54	1,254
Pioneer Natural Resources Co. (l)	42	1,680
Plains Exploration & Production Co. (b)	26	1,238
Pogo Producing Co. (l)	20	954
Pride International Inc. (b)	55	1,661
Quicksilver Resources Inc. (b) (l)	19	684
Southwestern Energy Co. (b)	57	2,003
Tidewater Inc.	20	958
		28,525
FINANCIALS - 18.1%
AG Edwards Inc.	26	1,640
AMB Property Corp.	30	1,759
American Financial Group Inc.	24	848
AmeriCredit Corp. (b) (l)	40	1,004
Arthur J Gallagher & Co. (l)	33	971
Associated Bancorp. (l)	45	1,565
Astoria Financial Corp.	29	881
Bank of Hawaii Corp.	17	928
Brown & Brown Inc.	39	1,095
Cathay General Bancorp. (l)	18	615
City National Corp.	14	976
Colonial BancGroup Inc.	53	1,353
Cullen/Frost Bankers Inc.	19	1,053
Developers Diversified Realty Corp. (l)	37	2,349
Eaton Vance Corp.	43	1,424
Everest Re Group Ltd.	22	2,166
Fidelity National Title Group Inc. - Class A	75	1,781
First American Corp.	33	1,335
First Niagara Financial Group Inc. (l)	37	544

FirstMerit Corp. (l)	28	668
Greater Bay Bancorp.	17	446
Hanover Insurance Group Inc.	17	847
HCC Insurance Holdings Inc.	38	1,211
Highwoods Properties Inc.	19	761
Horace Mann Educators Corp.	14	278
Hospitality Properties Trust	29	1,356
IndyMac Bancorp. Inc.	23	1,052
Investors Financial Services Corp.	23	960
Jefferies Group Inc.	34	919
Leucadia National Corp. (l)	55	1,556
Liberty Property Trust (l)	31	1,502
Longview Fibre Co. (l)	23	506
Macerich Co.	24	2,114
Mack-Cali Realty Corp.	21	1,080
Mercantile Bankshares Corp.	43	1,991
Mercury General Corp.	12	632
New Plan Excel Realty Trust	35	974
New York Community Bancorp. Inc. (l)	88	1,419
Nuveen Investments Inc. - Class A (l)	27	1,385
Ohio Casualty Corp.	20	606
Old Republic International Corp.	78	1,819
PMI Group Inc.	29	1,385
Potlatch Corp. (l)	13	562
Protective Life Corp.	24	1,127
Radian Group Inc.	28	1,495
Raymond James Financial Inc.	31	932
Rayonier Inc.	26	1,067
Regency Centers Corp.	23	1,825
SEI Investments Co.	21	1,278
Stancorp Financial Group Inc.	19	835
SVB Financial Group (b)	11	534
TCF Financial Corp. (l)	38	1,049
United Dominion Realty Trust Inc. (l)	46	1,453
Unitrin Inc.	14	697
Waddell & Reed Financial Inc. - Class A	29	791
Washington Federal Inc. (l)	30	706
Webster Financial Corp.	19	924
Weingarten Realty Investors	26	1,180
Westamerica Bancorp.	10	521
Wilmington Trust Corp.	23	979
WR Berkley Corp.	57	1,976
		69,685
HEALTH CARE - 10.7%
Advanced Medical Optics Inc. (b) (l)	20	713

Affymetrix Inc. (b) (l)	22	517
Apria Healthcare Group Inc. (b)	16	426
Beckman Coulter Inc.	21	1,259
Cephalon Inc. (b) (l)	21	1,452
Charles River Laboratories International Inc. (b)	23	999
Community Health Systems Inc. (b)	32	1,172
Covance Inc. (b)	22	1,275
Cytyc Corp. (b)	38	1,077
Dentsply International Inc.	52	1,559
Edwards Lifesciences Corp. (b)	20	936
Gen-Probe Inc. (b)	18	924
Health Net Inc. (b) (l)	39	1,916
Henry Schein Inc. (b)	30	1,466
Hillenbrand Industries Inc.	21	1,186
Intuitive Surgical Inc. (b) (l)	12	1,198
Invitrogen Corp. (b) (l)	16	927
LifePoint Hospitals Inc. (b)	20	667
Lincare Holdings Inc. (b) (l)	32	1,267
Martek Biosciences Corp. (b) (l)	11	253
Medics Pharmaceutical Corp. (l)	19	664
Millennium Pharmaceuticals Inc. (b) (l)	107	1,167
Omnicare Inc. (l)	41	1,591
Par Pharmaceutical Cos. Inc. (b) (l)	11	256
PDL BioPharma Inc. (b) (l)	39	788
Perrigo Co.	26	458
Pharmaceutical Product Development Inc.	35	1,126
Psychiatric Solutions Inc. (b)	18	688
Resmed Inc. (b) (l)	26	1,269
Sepracor Inc. (b) (l)	37	2,286
STERIS Corp.	22	543
Techne Corp. (b)	13	745
Triad Hospitals Inc. (b)	30	1,248
Universal Health Services Inc.	19	1,068
Valeant Pharmaceutical International (l)	32	560
Varian Inc. (b)	10	460
Varian Medical Systems Inc. (b)	44	2,101
VCA Antech Inc. (b) (l)	28	906
Ventana Medical Systems Inc. (b) (l)	11	466
Vertex Pharmaceuticals Inc. (b) (l)	41	1,536
		41,115
INDUSTRIALS - 15.7%
Adesa Inc.	31	850
AGCO Corp. (b) (l)	31	952
AirTran Holdings Inc. (b) (l)	30	356
Alaska Air Group Inc. (b)	14	549

Alexander & Baldwin Inc.	15	660
Alliant Techsystems Inc. (b) (l)	11	894
Ametek Inc.	36	1,144
Avis Budget Group Inc.	34	742
Banta Corp.	9	340
Brink’s Co.	16	1,022
Carlisle Cos. Inc.	10	824
CH Robinson Worldwide Inc.	59	2,411
ChoicePoint Inc. (b)	28	1,097
Con-Way Inc.	16	721
Copart Inc. (b)	24	714
Corporate Executive Board Co. (l)	14	1,199
Crane Co.	18	642
Deluxe Corp.	17	434
Donaldson Co. Inc.	24	835
DRS Technologies Inc.	14	730
Dun & Bradstreet Corp. (b)	21	1,765
Expeditors International Washington Inc.	72	2,936
Fastenal Co. (l)	43	1,526
Federal Signal Corp.	15	248
Flowserve Corp. (b)	19	968
GATX Corp.	17	756
Graco Inc.	23	909
Granite Construction Inc.	12	583
Harsco Corp.	14	1,085
Herman Miller Inc. (l)	22	818
HNI Corp.	17	758
Hubbell Inc. - Class B	21	930
Jacobs Engineering Group Inc. (b)	20	1,629
JB Hunt Transport Services Inc.	36	748
JetBlue Airways Corp. (b) (l)	60	849
Joy Global Inc.	40	1,948
Kelly Services Inc. - Class A	7	202
Kennametal Inc.	13	776
Korn/Ferry International (b)	15	335
Lincoln Electric Holdings Inc.	15	876
Manpower Inc.	29	2,208
Mine Safety Appliances Co. (l)	10	369
MSC Industrial Direct Co. - Class A	19	739
Navigant Consulting Inc. (b) (l)	18	347
Nordson Corp.	12	585
Oshkosh Truck Corp.	25	1,210
Pentair Inc.	34	1,078
Precision Castparts Corp.	46	3,604
Quanta Services Inc. (b) (l)	40	795

Republic Services Inc. - Class A	39	1,584
Rollins Inc. (l)	10	219
Roper Industries Inc.	30	1,484
Sequa Corp. - Class A (b)	2	256
SPX Corp.	20	1,201
Stericycle Inc. (b)	15	1,130
Swift Transportation Co. Inc. (b)	18	470
Teleflex Inc.	14	880
Thomas & Betts Corp. (b)	18	835
Timken Co.	32	927
Trinity Industries Inc. (l)	27	948
United Rentals Inc. (b) (l)	22	557
Werner Enterprises Inc. (l)	18	317
YRC Worldwide Inc. (b) (l)	20	740
		60,244
INFORMATION TECHNOLOGY - 15.1%
3Com Corp. (b)	130	534
Activision Inc. (b)	85	1,460
Acxiom Corp.	24	623
ADTRAN Inc. (l)	23	515
Advent Software Inc. (b)	7	242
Alliance Data Systems Corp. (b)	23	1,410
Amphenol Corp. - Class A	30	1,886
Andrew Corp. (b)	56	570
Arrow Electronics Inc. (b)	41	1,308
Atmel Corp. (b)	146	883
Avnet Inc. (b)	43	1,106
Avocent Corp. (b) (l)	18	599
BISYS Group Inc. (b) (l)	40	516
Cadence Design Systems Inc. (b)	95	1,706
CDW Corp. (l)	20	1,432
Ceridian Corp. (b)	47	1,320
CheckFree Corp. (b) (l)	30	1,213
CommScope Inc. (b) (l)	20	622
Cree Inc. (b) (l)	26	443
CSG Systems International (b)	16	427
Cypress Semiconductor Corp. (b) (l)	48	811
Diebold Inc.	22	1,034
DST Systems Inc. (b) (l)	19	1,182
Dycom Industries Inc. (b)	13	273
F5 Networks Inc. (b)	14	1,018
Fair Isaac Corp.	20	798
Fairchild Semiconductor International Inc. (b)	42	711
Gartner Inc. - Class A (b) (l)	19	379
Harris Corp.	45	2,084

Imation Corp.	12	535
Ingram Micro Inc. - Class A (b)	47	960
Integrated Device Technology Inc. (b)	68	1,049
International Rectifier Corp. (b) (l)	24	932
Intersil Corp. (l)	48	1,140
Jack Henry & Associates Inc. (l)	27	581
Kemet Corp. (b)	29	215
Lam Research Corp. (b)	48	2,442
Lattice Semiconductor Corp. (b)	36	236
Macrovision Corp. (b) (l)	18	496
McAfee Inc. (b)	54	1,537
McData Corp. - Class A (b) (l)	52	287
MEMC Electronic Materials Inc. (b)	57	2,216
Mentor Graphics Corp. (b)	27	487
Micrel Inc. (b)	19	204
Microchip Technology Inc.	73	2,390
MoneyGram International Inc.	29	903
MPS Group Inc. (b)	34	489
National Instruments Corp.	19	527
Newport Corp. (b)	13	280
Palm Inc. (b) (l)	36	510
Parametric Technology Corp. (b)	38	683
Plantronics Inc. (l)	18	384
Plexus Corp. (b)	15	368
Polycom Inc. (b)	30	929
Powerwave Technologies Inc. (b) (l)	46	296
RF Micro Devices Inc. (b) (l)	64	432
Semtech Corp. (b)	24	313
Silicon Laboratories Inc. (b)	19	671
SRA International Inc. - Class A (b)	13	358
Sybase Inc. (b)	31	754
Synopsys Inc. (b)	48	1,280
Tech Data Corp. (b)	19	709
Transaction Systems Architects Inc. (b)	13	407
Triquint Semiconductor Inc. (b) (l)	47	212
Utstarcom Inc. (b) (l)	36	312
ValueClick Inc. (b)	33	787
Vishay Intertechnology Inc. (b)	63	852
Western Digital Corp. (b)	75	1,533
Wind River Systems Inc. (b)	24	248
Zebra Technologies Corp. (b)	24	839
		57,888
MATERIALS - 5.6%
Airgas Inc.	26	1,070
Albemarle Corp. (l)	13	959

Bowater Inc. (l)	19	421
Cabot Corp. (l)	22	940
Chemtura Corp.	82	790
Commercial Metals Co.	41	1,050
Cytec Industries Inc.	14	800
Ferro Corp.	14	296
Florida Rock Industries Inc. (l)	17	718
FMC Corp.	13	1,011
Glatfelter	15	234
Louisiana-Pacific Corp.	35	752
Lubrizol Corp.	23	1,165
Lyondell Chemical Co.	72	1,833
Martin Marietta Materials Inc. (l)	15	1,600
Minerals Technologies Inc. (l)	7	383
Olin Corp.	24	400
Packaging Corp.	28	612
Reliance Steel & Aluminum Co.	22	853
RPM International Inc.	40	846
Scotts Miracle-Gro Co.	16	808
Sensient Technologies Corp. (l)	17	430
Sonoco Products Co.	34	1,281
Steel Dynamics Inc.	31	999
Valspar Corp.	34	950
Worthington Industries (l)	24	429
		21,630
TELECOMMUNICATION SERVICES - 0.6%
Cincinnati Bell Inc. (b)	83	378
Telephone & Data Systems Inc.	35	1,924
		2,302
UTILITIES - 8.0%
AGL Resources Inc.	26	1,024
Alliant Energy Corp.	40	1,510
Aqua America Inc. (l)	45	1,016
Aquila Inc. (b)	124	585
Black Hills Inc.	11	412
DPL Inc. (l)	39	1,077
Duquesne Light Holdings Inc. (l)	29	579
Energy East Corp.	50	1,244
Equitable Resources Inc. (l)	41	1,710
Great Plains Energy Inc. (l)	27	869
Hawaiian Electric Industries Inc. (l)	28	753
Idacorp Inc. (l)	14	547
MDU Resources Group Inc.	61	1,568
National Fuel Gas Co. (l)	28	1,091
Northeast Utilities	52	1,470

NSTAR	36	1,246
OGE Energy Corp.	31	1,235
Oneok Inc. (l)	37	1,609
Pepco Holdings Inc.	65	1,684
PNM Resources Inc.	24	739
Puget Energy Inc.	39	997
SCANA Corp	39	1,600
Sierra Pacific Resources (b)	75	1,262
Vectren Corp.	26	735
Westar Energy Inc.	30	772
WGL Holdings Inc.	16	526
Wisconsin Energy Corp.	40	1,884
WPS Resources Corp.	15	795
		30,539
Total Common Stocks (cost $322,919)		378,771

SHORT TERM INVESTMENTS - 24.3%
Mutual Funds - 1.3%
JNL Money Market Fund, 5.11% (a) (d)	5,047	5,047
Securities Lending Collateral - 22.8%
Mellon GSL Delaware Business Trust Collateral Fund (d)	87,577	87,577
U.S. Treasury Securities - 0.2%
U.S. Treasury Bill, 4.90%, 03/08/07 (m)	550	545
Total Short Term Investments (cost $93,169)		93,169

Total Investments - 122.9% (cost $416,088)		471,940
Other Assets and Liabilities, Net - (22.9%)		-87,973
Total Net Assets - 100%		$383,967

JNL/Mellon Capital Management S&P 500 Index Fund
COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 10.3%
Amazon.Com Inc. (b) (l)	14	540
Apollo Group Inc. - Class A (b)	6	217
AutoNation Inc. (b) (l)	7	145
AutoZone Inc. (b)	2	256
Bed Bath & Beyond Inc. (b)	12	474
Best Buy Co. Inc.	18	868
Big Lots Inc. (b) (l)	5	106
Black & Decker Corp.	3	240
Brunswick Corp.	4	126
Carnival Corp.	19	947
CBS Corp.	34	1,056
Centex Corp.	5	278
Circuit City Stores Inc. (l)	6	105

Clear Channel Communications Inc.	22	767
Coach Inc. (b)	16	682
Comcast Corp. - Class A (b)	90	3,827
Darden Restaurants Inc.	7	269
Dillard’s Inc. - Class A	3	88
DirecTv Group Inc. (b)	31	771
Dollar General Corp.	12	192
Dow Jones & Co. Inc. (l)	3	124
DR Horton Inc.	12	330
Eastman Kodak Co. (l)	13	335
EW Scripps Co.	3	165
Family Dollar Stores Inc.	7	209
Federated Department Stores Inc.	24	899
Ford Motor Co. (l)	82	619
Fortune Brands Inc.	7	567
Gannett Co. Inc.	10	603
Gap Inc.	23	443
General Motors Corp. (l)	24	727
Genuine Parts Co.	8	367
Goodyear Tire & Rubber Co. (b) (l)	7	149
H&R Block Inc. (l)	13	307
Harley-Davidson Inc.	11	792
Harman International Industries Inc.	3	296
Harrah’s Entertainment Inc.	8	641
Hasbro Inc.	8	205
Hilton Hotels Corp.	17	593
Home Depot Inc. (l)	89	3,582
InterActiveCorp (b) (l)	8	301
International Game Technology	15	688
Interpublic Group of Cos. Inc. (b) (l)	18	219
JC Penney Co. Inc.	10	760
Johnson Controls Inc.	9	736
Jones Apparel Group Inc.	5	165
KB Home	3	150
Kohl’s Corp. (b)	14	973
Leggett & Platt Inc.	8	181
Lennar Corp. (l)	6	333
Limited Brands	14	411
Liz Claiborne Inc.	5	218
Lowe’s Cos. Inc.	66	2,059
Marriott International Inc. - Class A	15	713
Mattel Inc.	16	354
McDonald’s Corp.	53	2,351
McGraw-Hill Cos. Inc.	15	1,017
Meredith Corp.	1	82

New York Times Co. - Class A (l)	6	149
Newell Rubbermaid Inc.	12	338
News Corp. Inc. - Class A	101	2,171
Nike Inc. - Class B	8	824
Nordstrom Inc.	10	498
Office Depot Inc. (b)	12	461
OfficeMax Inc.	4	174
Omnicom Group Inc.	7	780
Pulte Homes Inc. (l)	10	321
RadioShack Corp.	5	92
Sears Holdings Corp. (b) (l)	4	632
Sherwin-Williams Co.	5	326
Snap-On Inc.	2	107
Stanley Works	3	154
Staples Inc.	30	813
Starbucks Corp. (b)	32	1,135
Starwood Hotels & Resorts Worldwide Inc.	10	598
Target Corp.	37	2,119
Tiffany & Co.	6	229
Time Warner Inc.	176	3,826
TJX Cos. Inc.	19	546
Tribune Co.	10	294
Univision Communications Inc. - Class A (b) (l)	11	400
VF Corp.	4	332
Viacom Inc. (b)	30	1,241
Walt Disney Co.	90	3,095
Wendy’s International Inc.	5	163
Whirlpool Corp.	4	295
Wyndham Worldwide Corp. (b)	8	263
Yum! Brands Inc.	12	697
		58,691
CONSUMER STAPLES - 9.0%
Altria Group Inc.	90	7,757
Anheuser-Busch Cos. Inc.	33	1,637
Archer-Daniels-Midland Co.	28	909
Avon Products Inc.	20	649
Brown-Forman Corp. - Class B	3	214
Campbell Soup Co.	10	398
Clorox Co.	6	399
Coca-Cola Co.	88	4,248
Coca-Cola Enterprises Inc.	13	256
Colgate-Palmolive Co.	22	1,459
ConAgra Foods Inc.	22	588
Constellation Brands Inc. - Class A (b)	10	281
Costco Wholesale Corp.	20	1,073

CVS Corp.	36	1,101
Dean Foods Co. (b)	5	224
Estee Lauder Cos. Inc.	6	244
General Mills Inc.	15	857
Hershey Co. (l)	7	372
HJ Heinz Co.	14	632
Kellogg Co.	11	545
Kimberly-Clark Corp.	20	1,349
Kroger Co.	30	698
McCormick & Co. Inc.	5	209
Molson Coors Brewing Co.	3	193
Pepsi Bottling Group Inc.	6	173
PepsiCo Inc.	71	4,454
Procter & Gamble Co.	137	8,808
Reynolds American Inc. (l)	7	465
Safeway Inc.	19	652
Sara Lee Corp.	32	543
Supervalu Inc. (l)	10	344
SYSCO Corp.	27	987
Tyson Foods Inc.	11	183
UST Inc. (l)	7	396
Walgreen Co.	44	2,001
Wal-Mart Stores Inc.	106	4,906
Whole Foods Market Inc.	6	272
WM Wrigley Jr Co.	9	482
		50,958
ENERGY - 9.6%
Anadarko Petroleum Corp.	20	868
Apache Corp.	14	950
Baker Hughes Inc.	14	1,062
BJ Services Co.	13	389
Chesapeake Enegy Corp. (l)	17	502
Chevron Corp.	95	6,977
ConocoPhillips	71	5,121
Consol Energy Inc.	8	269
Devon Energy Corp.	19	1,282
El Paso Corp.	29	440
EOG Resources Inc.	11	664
Exxon Mobil Corp.	254	19,493
Halliburton Co.	45	1,387
Hess Corp.	10	501
Kinder Morgan Inc.	5	484
Marathon Oil Corp.	16	1,435
Murphy Oil Corp. (l)	8	427
Nabors Industries Ltd. (b)	13	388

National Oilwell Varco Inc. (b)	7	449
Noble Corp.	6	437
Occidental Petroleum Corp.	37	1,820
Peabody Energy Corp.	12	472
Rowan Cos. Inc.	5	176
Schlumberger Ltd.	51	3,232
Smith International Inc.	8	344
Sunoco Inc.	5	334
Transocean Inc. (b)	14	1,098
Valero Energy Corp.	27	1,358
Weatherford International Ltd. (b)	15	635
Williams Cos. Inc.	25	651
XTO Energy Inc.	16	748
		54,393
FINANCIALS - 21.6%
ACE Ltd.	14	855
AFLAC Inc.	22	997
Allstate Corp.	27	1,774
AMBAC Financial Group Inc.	4	389
American Express Co.	53	3,185
American International Group Inc.	112	8,040
Ameriprise Financial Inc.	11	585
Aon Corp.	13	464
Apartment Investment & Management Co.	4	224
Archstone-Smith Trust	9	549
Bank of America Corp.	195	10,430
Bank of New York Co. Inc. (l)	33	1,309
BB&T Corp.	23	1,009
Bear Stearns Cos. Inc.	5	851
Boston Properties Inc.	5	563
Capital One Financial Corp.	19	1,468
CB Richard Ellis Group Inc. - Class A (b)	8	280
Charles Schwab Corp.	45	869
Chicago Mercantile Exchange Holdings Inc.	2	788
Chubb Corp.	18	943
Cincinnati Financial Corp.	7	331
CIT Group Inc.	8	461
Citigroup Inc.	213	11,887
Comerica Inc.	7	401
Commerce Bancorp. Inc. (l)	9	300
Compass Bancshares Inc.	5	325
Countrywide Financial Corp.	27	1,127
E*Trade Financial Corp. (b)	18	402
Equity Office Properties Trust	15	733
Equity Residential	12	619

Fannie Mae	42	2,485
Federated Investors Inc. - Class B	3	115
Fifth Third Bancorp.	24	991
First Horizon National Corp. (l)	6	240
Franklin Resources Inc.	7	798
Freddie Mac	30	2,029
Genworth Financial Inc. - Class A	19	660
Goldman Sachs Group Inc.	19	3,718
Hartford Financial Services Group Inc.	13	1,231
Huntington Bancshares Inc.	10	241
Janus Capital Group Inc.	8	174
JPMorgan Chase & Co.	150	7,240
KeyCorp	17	643
Kimco Realty Corp.	10	437
Legg Mason Inc.	6	549
Lehman Brothers Holdings Inc.	23	1,816
Lincoln National Corp.	12	797
Loews Corp.	20	823
M&T Bank Corp.	3	405
Marsh & McLennan Cos. Inc.	24	733
Marshall & Ilsley Corp.	11	539
MBIA Inc.	6	415
Mellon Financial Corp. (d)	18	760
Merrill Lynch & Co. Inc.	38	3,566
MetLife Inc.	33	1,939
MGIC Investment Corp.	3	209
Moody’s Corp.	10	698
Morgan Stanley	46	3,772
National City Corp.	26	959
Northern Trust Corp.	8	472
Plum Creek Timber Co. Inc.	7	299
PNC Financial Services Group Inc.	12	915
Principal Financial Group	12	681
Progressive Corp.	34	813
Prologis	10	624
Prudential Financial Inc.	21	1,802
Public Storage Inc.	5	522
Realogy Corp. (b)	10	311
Regions Financial Corp.	32	1,180
Safeco Corp. (l)	5	331
Simon Property Group Inc.	10	972
SLM Corp.	17	837
Sovereign Bancorp Inc. (l)	16	398
St. Paul Travelers Cos. Inc.	30	1,606
State Street Corp.	14	976

SunTrust Banks Inc. (l)	16	1,335
Synovus Financial Corp.	13	413
Torchmark Corp.	4	273
TRowe Price Group Inc.	11	488
UnumProvident Corp.	16	324
US Bancorp	77	2,781
Vornado Realty Trust	5	644
Wachovia Corp.	83	4,709
Washington Mutual Inc.	42	1,897
Wells Fargo & Co.	145	5,171
XL Capital Ltd. - Class A	8	571
Zions Bancorp.	4	361
		122,846
HEALTH CARE - 11.6%
Abbott Laboratories	66	3,216
Aetna Inc.	24	1,023
Allergan Inc.	7	785
AmerisourceBergen Corp.	8	382
Amgen Inc. (b)	51	3,455
Applera Corp. - Applied Biosystems Group	8	289
Barr Laboratories Inc. (b)	4	216
Bausch & Lomb Inc.	3	138
Baxter International Inc.	28	1,311
Becton Dickinson & Co.	11	746
Biogen Idec Inc. (b)	14	708
Biomet Inc. (l)	10	428
Boston Scientific Corp. (b)	50	851
Bristol-Myers Squibb Co.	85	2,239
Cardinal Health Inc.	17	1,123
Caremark Rx Inc.	18	1,054
Cigna Corp.	5	622
Celgene Corp. (b) (l)	16	926
Coventry Health Care Inc. (b)	7	338
CR Bard Inc.	4	358
Eli Lilly & Co.	42	2,190
Express Scripts Inc. (b)	6	414
Forest Laboratories Inc. (b)	13	679
Genzyme Corp. (b)	11	705
Gilead Sciences Inc. (b)	20	1,285
Health Management Associates Inc.	10	218
Hospira Inc. (b)	6	210
Humana Inc. (b)	7	410
IMS Health Inc.	9	246
Johnson & Johnson	126	8,336
King Pharmaceuticals Inc. (b)	11	169

Laboratory Corp of America Holdings (b)	6	414
Manor Care Inc.	3	154
McKesson Corp.	13	645
Medco Health Solutions Inc. (b)	12	661
MedImmune Inc. (b)	10	336
Medtronic Inc.	50	2,668
Merck & Co. Inc.	94	4,099
Millipore Corp. (b) (l)	2	144
Mylan Laboratories Inc.	9	180
Patterson Cos. Inc. (b) (l)	6	231
PerkinElmer Inc.	5	102
Pfizer Inc.	315	8,152
Quest Diagnostics Inc. (l)	7	359
Schering-Plough Corp.	64	1,517
St Jude Medical Inc. (b)	15	544
Stryker Corp.	13	711
Tenet Healthcare Corp. (b) (l)	19	134
Thermo Electron Corp. (b)	18	800
UnitedHealth Group Inc.	58	3,129
Waters Corp. (b)	4	196
Watson Pharmaceuticals Inc. (b)	4	96
WellPoint Inc. (b)	27	2,110
Wyeth	58	2,962
Zimmer Holdings Inc. (b)	10	799
		66,213
INDUSTRIALS - 10.5%
3M Corp.	33	2,538
Allied Waste Industries Inc. (b) (l)	9	116
American Power Conversion Corp.	8	240
American Standard Cos. Inc. (l)	7	324
Avery Dennison Corp.	4	299
Boeing Co.	34	3,052
Burlington Northern Santa Fe Corp.	16	1,158
Caterpillar Inc.	28	1,710
Cintas Corp.	6	234
Cooper Industries Ltd. - Class A	4	347
CSX Corp.	19	669
Cummins Inc.	2	282
Danaher Corp. (l)	10	715
Deere & Co.	10	933
Dover Corp.	9	420
Eaton Corp.	6	474
Emerson Electric Co.	35	1,556
Equifax Inc.	5	211
FedEx Corp.	13	1,441

Fluor Corp. (l)	4	297
General Dynamics Corp.	17	1,300
General Electric Corp.	446	16,578
Goodrich Corp.	6	261
Honeywell Inernational Inc.	35	1,604
Illinois Tool Works Inc.	18	822
Ingersoll-Rand Co. Ltd. - Class A	14	531
ITT Industries Inc.	8	442
L-3 Communicaitons Holdings Inc.	5	420
Lockheed Martin Corp.	15	1,420
Masco Corp.	18	525
Monster Worldwide Inc. (b)	5	241
Norfolk Southern Corp.	18	903
Northrop Grumman Corp.	15	1,012
Paccar Inc. (l)	11	709
Pall Corp.	6	192
Parker Hannifin Corp.	5	389
Pitney Bowes Inc.	9	423
Raytheon Co.	19	1,028
Robert Half International Inc.	7	260
Rockwell Automation Inc.	7	448
Rockwell Collins Inc.	8	486
RR Donnelley & Sons Co.	9	326
Ryder System Inc.	3	134
Southwest Airlines Co.	35	530
Terex Corp. (b)	3	223
Textron Inc.	5	492
Tyco International Ltd.	87	2,648
Union Pacific Corp.	12	1,075
United Parcel Service Inc. - Class B	47	3,502
United Technologies Corp.	44	2,733
Waste Management Inc.	23	838
WW Grainger Inc.	3	228
		59,739
INFORMATION TECHNOLOGY - 14.7%
ADC Telecommunications Inc. (b)	5	66
Adobe Systems Inc. (b)	25	1,028
Advanced Micro Devices Inc. (b) (l)	23	469
Affiliated Computer Services Inc. - Class A (b)	5	266
Agilent Technologies Inc. (b)	18	622
Altera Corp. (b)	15	288
Analog Devices Inc.	15	499
Apple Computer Inc. (b)	37	3,118
Applied Materials Inc.	65	1,204
Autodesk Inc. (b)	10	395

Automatic Data Processing Inc.	24	1,184
Avaya Inc. (b)	21	293
BMC Software Inc. (b)	9	280
Broadcom Corp. - Class A (b)	21	664
CA Inc.	19	434
Ciena Corp. (b)	3	94
Cisco Systems Inc. (b)	264	7,204
Citrix Systems Inc. (b)	8	226
Cognizant Technology Solutions Corp. (b)	6	480
Computer Sciences Corp. (b)	8	422
Compuware Corp. (b)	14	119
Comverse Technology Inc. (b)	9	200
Convergys Corp. (b)	5	121
Corning Inc. (b)	68	1,264
Dell Inc. (b)	98	2,464
eBay Inc. (b)	51	1,529
Electronic Arts Inc. (b)	13	671
Electronic Data Systems Corp.	23	626
EMC Corp. (b) (l)	99	1,302
Fidelity National Information Services Inc.	7	292
First Data Corp.	33	848
Fiserv Inc. (b)	8	410
Google Inc. - Class A (b)	9	4,238
Hewlett-Packard Co.	118	4,873
Intel Corp.	249	5,045
International Business Machines Corp.	66	6,385
Intuit Inc. (b)	14	438
Jabil Circuit Inc.	8	191
JDS Uniphase Corp. (b) (l)	9	142
Juniper Networks Inc. (b)	25	465
Kla-Tencor Corp.	8	411
Lexmark International Inc. (b)	4	306
Linear Technology Corp. (l)	13	381
LSI Logic Corp. (b) (l)	18	158
Maxim Integrated Products Inc.	14	439
Micron Technology Inc. (b)	33	455
Microsoft Corp.	373	11,133
Molex Inc.	6	195
Motorola Inc.	106	2,178
National Semiconductor Corp.	14	307
NCR Corp. (b)	8	354
Network Appliance Inc. (b)	16	642
Novell Inc. (b) (l)	13	84
Novellus Systems Inc. (b) (l)	5	164
Nvidia Corp. (b)	15	549

Oracle Corp. (b)	174	2,987
Paychex Inc.	15	588
PMC - Sierra Inc. (b) (l)	8	55
QLogic Corp. (b)	6	136
QUALCOMM Inc.	71	2,699
Sabre Holdings Corp.	7	212
SanDisk Corp. (b) (l)	10	428
Sanmina-SCI Corp. (b) (l)	20	69
Solectron Corp. (b)	44	142
Sun Microsystems Inc. (b)	152	826
Symantec Corp. (b) (l)	44	914
Symbol Technologies Inc.	11	164
Tektronix Inc.	4	121
Tellabs Inc. (b)	18	183
Teradyne Inc. (b) (l)	7	108
Texas Instruments Inc.	66	1,910
Unisys Corp. (b)	12	94
VeriSign Inc. (b)	11	253
Western Union Co.	32	716
Xerox Corp. (b)	42	705
Xilinx Inc.	15	355
Yahoo! Inc. (b) (l)	54	1,375
		83,655
MATERIALS - 2.9%
Air Products & Chemicals Inc.	9	651
Alcoa Inc.	38	1,128
Allegheny Technologies Inc.	5	412
Ashland Inc.	3	230
Ball Corp.	5	217
Bemis Co.	4	152
Dow Chemical Co.	42	1,658
Eastman Chemical Co.	4	226
Ecolab Inc.	7	339
EI Du Pont de Nemours & Co.	40	1,943
Freeport-McMoRan Copper & Gold Inc. (l)	9	483
Hercules Inc. (b)	6	111
International Flavors & Fragrances Inc.	3	166
International Paper Co.	20	672
MeadWestvaco Corp.	8	252
Monsanto Co.	24	1,236
Newmont Mining Corp.	20	881
Nucor Corp.	13	713
Pactiv Corp. (b)	6	216
Phelps Dodge Corp.	9	1,060
PPG Industries Inc.	7	443

Praxair Inc.	14	802
Rohm & Haas Co.	6	314
Sealed Air Corp.	3	217
Sigma-Aldrich Corp. (l)	3	224
Temple-Inland Inc.	5	212
United States Steel Corp.	5	371
Vulcan Materials Co.	4	378
Weyerhaeuser Co.	11	762
		16,469
TELECOMMUNICATION SERVICES - 3.4%
Alltel Corp.	17	1,018
AT&T Inc.	168	5,997
BellSouth Corp.	77	3,649
CenturyTel Inc.	5	236
Citizens Communications Co. (l)	14	196
Embarq Corp.	7	355
Qwest Communications International Inc. (b) (l)	70	589
Sprint Nextel Corp.	129	2,440
Verizon Communications Inc.	125	4,663
Windstream Corp.	22	306
		19,449
UTILITIES - 3.4%
AES Corp. (b)	29	639
Allegheny Energy Inc. (b)	7	308
Ameren Corp. (l)	9	463
American Electric Power Co. Inc.	16	702
CenterPoint Energy Inc. (l)	13	208
CMS Energy Corp. (b)	10	173
Consolidated Edison Inc. (l)	11	522
Constellation Energy Group Inc.	8	545
Dominion Resources Inc.	15	1,282
DTE Energy Co. (l)	8	363
Duke Energy Corp.	54	1,801
Dynegy Inc. - Class A (b)	18	133
Edison International Inc.	14	621
Entergy Corp.	9	827
Exelon Corp.	29	1,793
FirstEnergy Corp.	14	862
FPL Group Inc.	18	955
KeySpan Corp.	7	295
Nicor Inc. (l)	2	82
NiSource Inc.	12	279
Peoples Energy Corp. (l)	2	91
PG&E Corp.	15	688
Pinnacle West Capital Corp.	4	225

PPL Corp.	16	571
Progress Energy Inc. (l)	11	521
Public Service Enterprise Group Inc.	11	732
Questar Corp.	3	254
Sempra Energy	11	642
Southern Co. (l)	32	1,186
TECO Energy Inc. (l)	9	152
TXU Corp.	20	1,084
Xcel Energy Inc. (l)	17	394
		19,393
Total Common Stocks (cost $446,943)		551,806

SHORT TERM INVESTMENTS - 7.8%
Mutual Funds - 2.8%
JNL Money Market Fund, 5.11% (a) (d)	16,003	16,003
Securities Lending Collateral - 4.9%
Mellon GSL Delaware Business Trust Collateral Fund (d)	27,547	27,547
U.S. Treasury Securities - 0.1%
U.S. Treasury Bill, 4.90%, 03/08/07 (m)	750	744
Total Short Term Investments (cost $44,294)		44,294

Total Investments - 104.8% (cost $491,237)		596,100
Other Assets and Liabilities, Net - (4.8%)		-27,374
Total Net Assets - 100%		$568,726

JNL/Mellon Capital Management Small Cap Index Fund
COMMON STOCKS - 97.5%
CONSUMER DISCRETIONARY - 15.5%
1-800 Contacts Inc. (b)	1	20
1-800-Flowers.com Inc. (b)	6	37
99 Cents Only Stores (b) (l)	11	135
Aaron Rents Inc.	10	302
AC Moore Arts & Crafts Inc. (b) (l)	4	82
Advo Inc. (l)	8	247
Aeropostale Inc. (b)	13	409
AFC Enterprises (b)	6	99
Aftermarket Technology Corp. (b)	5	101
Ambassadors Group Inc.	5	154
Ambassadors International Inc.	2	70
American Axle & Manufacturing Holdings Inc. (l)	13	237
American Greetings Corp.	13	303
America’s Car-Mart Inc. (b) (l)	2	28
Ameristar Casinos Inc. (l)	6	187
Applebee’s International Inc. (l)	18	444
Arbitron Inc.	8	329

Arctic Cat Inc.	3	51
ArvinMeritor Inc. (l)	18	324
Asbury Automotive Group Inc.	3	80
Audible Inc. (b)	6	48
Audiovox Corp. (b)	4	57
Avatar Holdings Inc. (b) (l)	1	105
Aztar Corp. (b)	9	491
Bally Technologies Inc. (b) (l)	13	235
Bally Total Fitness Holding Corp. (b) (l)	9	22
Bandag Inc. (l)	3	133
Bassett Furniture Industries Inc.	2	28
Beasley Broadcast Group Inc. - Class A	1	8
Bebe Stores Inc. (l)	6	123
Belo Corp.	22	405
Big 5 Sporting Goods Corp.	6	137
Big Lots Inc. (b) (l)	28	643
BJ’s Restaurants Inc. (b) (l)	3	63
Blair Corp.	1	27
Blockbuster Inc. - Class A (b) (l)	46	244
Blue Nile Inc. (b) (l)	3	127
Bluegreen Corp. (b) (l)	5	59
Blyth Inc.	7	139
Bob Evans Farms Inc.	9	294
Bon-Ton Stores Inc. (l)	1	49
Books-A-Million Inc. (l)	3	79
Borders Group Inc.	16	363
Bright Horizons Family Solutions Inc. (b)	6	248
Brookfield Homes Corp. (l)	3	112
Brown Shoe Co. Inc.	7	325
Buckle Inc. (l)	2	117
Buffalo Wild Wings Inc. (b) (l)	2	95
Build-A-Bear Workshop Inc. (b) (l)	4	110
Building Material Holding Corp.	7	173
Cabela’s Inc. - Class A (b) (l)	7	181
Cache Inc. (b)	3	77
California Coastal Communities Inc. (b) (l)	2	48
California Pizza Kitchen Inc. (b)	5	155
Callaway Golf Co. (l)	19	268
Carmike Cinemas Inc.	3	61
Carter’s Inc. (b) (l)	12	311
Casual Male Retail Group Inc. (b) (l)	8	103
Catalina Marketing Corp.	11	302
Cato Corp. - Class A	7	163
Cavco Industries Inc. (b) (l)	2	55
CBRL Group Inc.	7	330

CEC Entertainment Inc. (b)	8	337
Century Casinos Inc. (b) (l)	4	49
Champion Enterprises Inc. (b) (l)	18	166
Charlotte Russe Holding Inc. (b) (l)	4	118
Charming Shoppes Inc. (b) (l)	30	401
Charter Communications Inc. - Class A (b) (l)	107	327
Cherokee Inc. (l)	2	73
Childrens Place Retail Stores Inc. (b)	6	360
Chipotle Mexican Grill Inc. (b)	6	320
Christopher & Banks Corp.	8	157
Churchill Downs Inc.	2	95
Citadel Broadcasting Corp.	8	84
Citi Trends Inc. (b)	1	54
CKE Restaurants Inc. (l)	17	306
CKX Inc. (b)	13	151
Coinmach Service Corp.	6	65
Coinstar Inc. (b)	7	207
Columbia Sportswear Co. (l)	3	183
Conn’s Inc. (b) (l)	2	37
Cooper Tire & Rubber Co. (l)	15	221
Core-Mark Holding Co. Inc. (b)	2	72
Corinthian Colleges Inc. (b) (l)	22	298
Cosi Inc. (b) (l)	7	38
Cost Plus Inc. (b) (l)	5	49
Courier Corp.	2	90
Cox Radio Inc. - Class A (b)	11	183
CROCS Inc. (b)	3	114
Crown Media Holdings Inc. (b) (l)	2	8
CSK Auto Corp. (b) (l)	10	172
CSS Industries Inc.	2	60
Cumulus Media Inc. - Class A (b) (l)	11	113
DEB Shops Inc.	1	28
Deckers Outdoor Corp. (b) (l)	3	171
dELiA*s Inc. (b)	4	40
Denny’s Corp. (b)	25	116
DeVry Inc.	15	428
Directed Electronics (b)	2	23
Domino’s Pizza Inc.	9	255
Dover Downs Gaming & Entertainment Inc.	4	47
Dover Motorsports Inc. (l)	3	14
Dress Barn Inc. (b)	12	273
Drew Industries Inc. (b)	5	119
Drugstore.Com (b) (l)	20	72
DSW Inc. (b) (l)	5	180
DXP Enterprises Inc. (b)	-	15

Educate Inc. (b)	3	23
Emmis Communications Corp. - Class A (l)	7	61
Empire Resorts Inc. (b) (l)	1	11
Entercom Communications Corp.	8	229
Entravision Communications Corp. (b)	15	123
Ethan Allen Interiors Inc. (l)	8	301
Finish Line - Class A	11	151
Fisher Communications Inc. (b)	1	66
Fleetwood Enterprises Inc. (b)	16	127
Fossil Inc. (b)	11	249
Fred’s Inc. (l)	9	108
FTD Group Inc. (b)	3	52
Fuel Systems Solutions Inc. (b)	2	53
Furniture Brands International Inc. (l)	11	176
Gaiam Inc. (b)	3	48
GateHouse Media Inc. (l)	4	81
Gaylord Entertainment Co. (b) (l)	10	500
Gemstar-TV Guide International Inc. (b)	60	241
Genesco Inc. (b) (l)	5	202
GenTek Inc. (b) (l)	2	77
Gray Television Inc. (l)	10	75
Great Wolf Resorts Inc. (b)	6	86
Group 1 Automotive Inc.	6	323
GSI Commerce Inc. (b)	10	189
Guess ? Inc. (b) (l)	5	318
Guitar Center Inc. (b)	7	325
Gymboree Corp. (b)	8	303
Hampshire Group Ltd. (b)	-	7
Harris Interactive Inc. (b)	12	59
Hartmarx Corp. (b)	8	56
Haverty Furniture Cos. Inc.	5	80
Hibbett Sporting Goods Inc. (b)	8	255
Home Solutions of America Inc. (b) (l)	12	72
Hooker Furniture Corp. (l)	3	42
HOT Topic Inc. (b) (l)	11	145
Hovnanian Enterprises Inc. - Class A (b) (l)	12	424
Iconix Brand Group Inc. (b) (l)	9	184
IHOP Corp. (l)	5	246
Interactive Data Corp.	9	215
Interface Inc. (b)	12	170
INVESTools Inc. (b)	11	150
iRobot Corp. (b) (l)	2	44
Isle of Capri Casinos Inc. (b) (l)	4	105
J Crew Group Inc. (b)	5	208
Jack in the Box Inc. (b)	9	522

Jackson Hewitt Tax Service Inc. (l)	8	285
Jakks Pacific Inc. (b)	7	156
Jo-Ann Stores Inc. (b)	6	143
JOS A Bank Clothiers Inc. (b) (l)	4	120
Journal Communications Inc. - Class A (l)	13	158
Journal Register Co.	9	63
K2 Inc. (b)	11	146
Kellwood Co. (l)	7	214
Kenneth Cole Productions Inc.	2	54
Keystone Automotive Industries Inc. (b)	4	128
Kimball International Inc. - Class B	6	156
Krispy Kreme Doughnuts Inc. (b) (l)	13	145
K-Swiss Inc. - Class A	6	193
Lakes Entertainment Inc. (b) (l)	6	61
Landry’s Restaurants Inc.	4	111
La-Z-Boy Inc. (l)	12	143
Leapfrog Enterprises Inc. (b) (l)	8	77
Lear Corp. (l)	16	481
Lee Enterprises Inc. (l)	12	358
Levitt Corp. - Class A (l)	4	45
Life Time Fitness Inc. (b)	8	370
Lifetime Brands Inc.	3	46
Lin TV Corp. (b)	8	76
Lincoln Educational Services Corp. (b) (l)	1	18
Lithia Motors Inc. - Class A (l)	4	120
Live Nation Inc. (b)	16	359
LKQ Corp. (b)	11	260
Lodgenet Entertainment Corp. (b) (l)	4	102
Lodgian Inc. (b)	5	74
Luby’s Inc. (b)	5	60
M/I Homes Inc. (l)	3	103
Magna Entertainment Corp. (b)	9	42
Maidenform Brands Inc. (b)	6	101
Marcus Corp.	6	159
Marine Products Corp. (l)	2	25
MarineMax Inc. (b) (l)	4	114
Martha Stewart Living Omnimedia (l)	6	137
Marvel Entertainment Inc. (b) (l)	11	304
Matthews International Corp. - Class A	8	301
McCormick & Schmick’s Seafood Restaurants Inc. (b)	3	61
Media General Inc. (l)	5	190
Mediacom Communications Corp. (b)	14	116
Men’s Wearhouse Inc.	12	440
Meritage Corp. (b)	5	259
Midas Inc. (b)	4	93

Modine Manufacturing Co. (l)	9	215
Monaco Coach Corp. (l)	6	81
Monarch Casino & Resort Inc. (b)	2	54
Monro Muffler Inc. (l)	3	99
Morgans Hotel Group Co. (b)	4	62
Morningstar Inc. (b)	4	160
Morton’s Restaurant Group Inc. (b)	2	33
Movado Group Inc.	4	117
MTR Gaming Group Inc. (b)	6	79
Multimedia Games Inc. (b)	6	61
National Presto Industries Inc.	1	76
Nautilus Inc. (l)	9	121
Netflix Inc. (b) (l)	11	287
New York & Co. Inc. (b)	5	60
Noble International Ltd. (l)	3	56
Oakley Inc.	6	114
O’Charleys Inc. (b)	5	110
Orleans Homebuilders Inc. (l)	1	16
Outdoor Channel Holdings Inc. (b)	3	33
Overstock.com Inc. (b) (l)	3	49
Oxford Industries Inc.	4	183
Pacific Sunwear of California (b) (l)	18	358
Palm Harbor Homes Inc. (b) (l)	2	30
Papa John’s International Inc. (b)	6	164
Payless Shoesource Inc. (b)	16	529
PEP Boys-Manny Moe & Jack (l)	13	196
Perry Ellis International Inc. (b) (l)	2	66
PetMed Express Inc. (b)	4	54
PF Chang’s China Bistro Inc. (b) (l)	6	244
Phillips-Van Heusen Corp.	14	687
Pier 1 Imports Inc. (l)	20	121
Pinnacle Entertainment Inc. (b)	12	398
Playboy Enterprises Inc. - Class B (b) (l)	5	57
Polaris Industries Inc. (l)	10	469
Pomeroy IT Solutions Inc. (b)	1	7
Pre-Paid Legal Services Inc. (b) (l)	3	100
Priceline.com Inc. (b) (l)	6	258
Primedia Inc. (b) (l)	26	45
Princeton Review Inc. (b)	2	13
Private Media Group Ltd. (b) (l)	3	11
Progressive Gaming International Corp. (b) (l)	8	75
ProQuest Co. (b)	7	73
Quantum Fuel Systems Technologies Worldwide Inc. (b) (l)	9	14
Quicksilver Inc. (b)	30	465
Radio One Inc. (b)	17	117

Rare Hospitality International Inc. (b)	8	268
Raser Technologies Inc. (b) (l)	4	27
RC2 Corp. (b)	5	213
RCN Corp. (b)	7	213
Reader’s Digest Association Inc. - Class A (l)	23	392
Reading International Inc. - Class A (b)	2	16
Red Robin Gourmet Burgers Inc. (b)	4	144
Regis Corp.	11	437
Rent-A-Center Inc. (b)	17	510
Restoration Hardware Inc. (b)	8	68
Retail Ventures Inc. (b) (l)	4	81
Riviera Holdings Corp. (b) (l)	2	54
Ruby Tuesday Inc.	14	392
Russ Berrie & Co. Inc. (b)	3	51
Ruth’s Chris Steak House (b) (l)	4	81
Saga Communications Inc. (b)	1	14
Salem Communications Corp. - Class A	2	24
Sauer-Danfoss Inc. (l)	2	76
Scholastic Corp. (b)	9	318
Sealy Corp.	4	65
Select Comfort Corp. (b) (l)	14	237
Shiloh Industries Inc.	1	13
Shoe Carnival Inc. (b)	2	60
Shuffle Master Inc. (b) (l)	8	218
Sinclair Broadcast Group Inc. - Class A	11	114
Six Flags Inc. (b) (l)	19	100
Skechers U.S.A. Inc. - Class A (b)	3	115
Skyline Corp.	2	63
Smith & Wesson Holding Corp. (b) (l)	6	65
Sonic Automotive Inc.	7	213
Sonic Corp. (b)	17	417
Sotheby’s Holdings - Class A (l)	15	477
Source Interlink Cos. Inc. (b) (l)	7	60
Spanish Broadcasting System - Class A (b)	11	45
Speedway Motorsports Inc.	4	148
Stage Stores Inc.	7	218
Stamps.com Inc. (b)	4	70
Standard Motor Products Inc.	2	30
Stanley Furniture Co. Inc. (l)	3	54
Steak N Shake Co. (b)	6	113
Stein Mart Inc.	7	92
Steinway Musical Instruments (b)	2	51
Steven Madden Ltd.	5	177
Stewart Enterprises Inc. - Class A	24	152
Strattec Security Corp. (b)	1	31

Strayer Education Inc.	3	369
Stride Rite Corp.	9	137
Sun-Times Media Group Inc.	17	86
Superior Industries International Inc. (l)	7	132
Syms Corp. (b) (l)	2	35
Systemax Inc. (b) (l)	3	51
Talbots Inc. (l)	5	125
Tarragon Corp. (l)	3	34
Technical Olympic USA Inc. (l)	4	41
Tempur-Pedic International Inc. (b) (l)	12	248
Tenneco Automotive Inc. (b)	11	284
Texas Roadhouse Inc. - Class A (b) (l)	13	168
Timberland Co. - Class A (b)	13	395
Tivo Inc. (b) (l)	22	114
Town Sports International Holdings Inc. (b) (l)	3	45
Triarc Cos. Inc. - Class B (l)	16	312
Triple Crown Media Inc. (b)	1	6
True Religion Apparel Inc. (b) (l)	3	44
Trump Entertainment Resorts Inc. (b) (l)	7	135
Tuesday Morning Corp. (l)	8	122
Tupperware Brands Corp.	15	345
Tween Brands Inc. (b)	8	320
Under Armour Inc. - Class A (b) (l)	5	254
Unifirst Corp.	2	80
Universal Electronics Inc. (b) (l)	3	66
Universal Technical Institute Inc. (b) (l)	6	127
Vail Resorts Inc. (b)	7	331
Valassis Communications Inc. (b) (l)	11	166
Value Line Inc. (l)	-	9
Valuevision Media Inc. (b)	8	104
Vertrue Inc. (b) (l)	2	65
Visteon Corp. (b) (l)	31	260
Volcom Inc. (b)	4	104
Warnaco Group Inc. (b) (l)	11	287
WCI Communities Inc. (b) (l)	8	159
West Marine Inc. (b) (l)	4	64
Westwood One Inc. (l)	15	108
Wet Seal Inc. (b)	16	106
Weyco Group Inc. (l)	2	45
Wilsons The Leather Experts (b)	3	6
Winnebago Industries Inc. (l)	8	271
WMS Industries Inc. (b) (l)	7	228
Wolverine World Wide Inc.	13	378
World Wrestling Entertainment Inc.	5	75
WPT Enterprises Inc. (b) (l)	1	4

Xerium Technologies Inc.	4	39
Yankee Candle Co. Inc.	10	341
Zale Corp. (b)	12	340
Zumiez Inc. (b) (l)	4	113
		53,162
CONSUMER STAPLES - 3.0%
Alico Inc. (l)	1	41
Alliance One International Inc. (b)	24	171
American Oriental Bioengineering Inc. (b) (l)	12	139
Andersons Inc.	4	151
Arden Group Inc. - Class A	-	31
Boston Beer Co. Inc. - Class A (b)	2	72
Casey’s General Stores Inc.	12	283
Central Euro Distribution Corp. (b) (l)	7	219
Central Garden & Pet Co. (b)	5	251
Chattem Inc. (b)	4	214
Chiquita Brands International Inc.	10	164
Coca-Cola Bottling Co. Consolidated (l)	1	66
Darling International Inc. (b) (l)	22	119
Delta & Pine Land Co.	9	362
Diamond Foods Inc.	3	64
Elizabeth Arden Inc. (b)	6	108
Farmer Brothers Co. (l)	1	24
Flowers Foods Inc.	13	339
Gold Kist Inc. (b)	12	245
Great Atlantic & Pacific Tea Co.	5	118
Green Mountain Coffee Roasters Inc. (b) (l)	1	59
Hain Celestial Group Inc. (b) (l)	8	235
Imperial Sugar Co. (l)	2	60
Ingles Markets Inc. - Class A	3	85
Inter Parfums Inc.	1	12
J&J Snack Foods Corp.	3	143
John B. Sanfilippo & Son (b)	1	11
Jones Soda Co. (b) (l)	7	89
Lancaster Colony Corp. (l)	6	251
Lance Inc.	7	147
Longs Drug Stores Corp.	8	327
Mannatech Inc. (l)	4	65
Maui Land & Pineapple Co. Inc. (b) (l)	1	19
Medifast Inc. (b)	3	32
MGP Ingredients Inc. (l)	2	44
Nash Finch Co. (l)	3	89
National Beverage Corp. (b) (l)	2	25
NBTY Inc. (b)	14	572
Nu Skin Enterprises Inc.	14	252

Pantry Inc. (b)	6	268
Parlux Fragrances Inc. (b) (l)	3	16
Pathmark Stores Inc. (b)	14	152
Peets Coffee & Tea Inc. (b) (l)	3	86
Performance Food Group Co. (b)	9	236
Pilgrim’s Pride Corp. - Class B	10	285
Playtex Products Inc. (b)	14	196
Premium Standard Farms Inc. (l)	3	63
Prestige Brands Holdings Inc. (b)	8	105
Pricesmart Inc. (b)	1	22
Ralcorp Holdings Inc. (b)	7	338
Reddy Ice Holdings Inc.	4	116
Revlon Inc. - Class A (b) (l)	30	39
Ruddick Corp.	10	279
Sanderson Farms Inc.	4	125
Seaboard Corp.	-	154
Smart & Final Inc. (b)	3	53
Spartan Stores Inc.	5	106
Spectrum Brands Inc. (b) (l)	8	88
Star Scientific Inc. (b) (l)	6	20
Tootsie Roll Industries Inc. (l)	9	279
Topps Co. Inc. (l)	9	76
TreeHouse Foods Inc. (b)	8	234
United Natural Foods Inc. (b)	11	380
Universal Corp.	6	302
USANA Health Sciences Inc. (b) (l)	2	116
Vector Group Ltd. (l)	10	175
Village Super Market	-	17
WD-40 Co.	4	144
Weis Markets Inc.	3	109
Wild Oats Markets Inc. (b) (l)	8	119
		10,396
ENERGY - 5.0%
Allis-Chalmers Energy Inc. (b) (l)	6	133
Alon USA Energy Inc.	3	78
Alpha Natural Resources Inc. (b)	12	177
Arena Resources Inc. (b) (l)	3	133
Atlas America Inc. (b)	4	214
ATP Oil & Gas Corp. (b) (l)	5	193
Atwood Oceanics Inc. (b)	7	333
Aurora Oil & Gas Corp. (b) (l)	16	52
Aventine Renewable Energy Holdings Inc. (b) (l)	8	179
Basic Energy Services Inc. (b)	3	78
Berry Petroleum Co. - Class A	9	277
Bill Barrett Corp. (b) (l)	7	187

Bois d’Arc Energy Inc. (b) (l)	4	60
Brigham Exploration Co. (b)	10	71
Bristow Group Inc. (b) (l)	6	203
Bronco Drilling Company Inc. (b)	4	76
Callon Petroleum Corp. (b)	4	65
CARBO Ceramics Inc. (l)	5	181
Carrizo Oil & Gas Inc. (b) (l)	6	162
Clayton Williams Energy Inc. (b)	1	39
Complete Production Services Inc. (b)	6	136
Comstock Resources Inc. (b)	11	337
Crosstex Energy Inc. (l)	8	247
Dawson Geophysical Co. (b)	2	59
Delek US Holdings Inc.	2	34
Delta Petroleum Corp. (b) (l)	13	294
Dril-Quip Inc. (b)	5	209
Edge Petroleum Corp. (b)	4	76
Encore Acquisition Co. (b) (l)	13	314
Energy Partners Ltd. (b)	9	227
Evergreen Energy Inc. (b) (l)	17	168
EXCO Resources Inc. (b)	12	206
Exploration Co. of Delaware Inc. (b) (l)	7	94
Gasco Energy Inc. (b) (l)	16	40
GeoGlobal Resources Inc. (b) (l)	8	66
GeoMet Inc. (b) (l)	2	18
Giant Industries Inc. (b)	4	278
GMX Resources Inc. (b) (l)	2	62
Goodrich Petroleum Corp. (b) (l)	3	107
Grey Wolf Inc. (b)	47	324
Gulf Island Fabrication Inc.	3	109
Gulfmark Offshore Inc. (b)	4	147
Gulfport Energy Corp. (b) (l)	3	34
Hanover Compressor Co. (b)	25	482
Harvest Natural Resources Inc. (b) (l)	8	89
Hercules Offshore Inc. (b)	5	136
Hornbeck Offshore Services Inc. (b) (l)	6	211
Houston Exploration Co. (b)	7	364
Hydril Co. (b)	4	338
Input/Output Inc. (b) (l)	17	233
International Coal Group Inc. (b) (l)	26	144
James River Coal Co. (b) (l)	4	37
Lone Star Technologies Inc. (b)	7	362
Lufkin Industries Inc.	3	199
Mariner Energy Inc. (b)	18	360
Markwest Hydrocarbon Inc. (l)	2	85
Matrix Service Co. (b)	6	101

McMoRan Exploration Co. (b) (l)	6	82
Meridian Resource Corp. (b) (l)	21	64
Metretek Technologies Inc. (b) (l)	4	47
NATCO Group Inc. (b)	3	109
Newpark Resources Inc. (b) (l)	23	168
NGP Capital Resources Co. (l)	4	67
Oil States International Inc. (b)	12	386
Pacific Ethanol Inc. (b) (l)	6	95
Parallel Petroleum Corp. (b) (l)	9	162
Parker Drilling Co. (b)	27	224
Penn Virginia Corp.	5	329
PetroHawk Energy Corp. (b)	35	398
Petroleum Development Corp. (b)	4	170
Petroquest Energy Inc. (b)	10	133
PHI Inc. (b) (l)	3	106
Pioneer Drilling Co. (b)	10	128
PrimeEnergy Corp. (b) (l)	-	11
Quest Resource Corp. (b) (l)	5	49
RAM Energy Resources Inc. (b) (l)	2	12
Rentech Inc. (b) (l)	34	127
Rosetta Resources Inc. (b) (l)	12	230
RPC Inc. (l)	8	128
Stone Energy Corp. (b)	7	235
Sulphco Inc. (b) (l)	8	35
Superior Well Services Inc. (b) (l)	2	60
Swift Energy Co. (b)	7	328
Syntroleum Corp. (b) (l)	7	26
T-3 Energy Services Inc. (b)	1	14
Toreador Resources Corp. (b) (l)	3	89
Transmeridian Exploration Inc. (b) (l)	16	57
Trico Marine Services Inc. (b) (l)	3	107
Tri-Valley Corp. (b) (l)	4	36
Union Drilling Inc. (b)	3	36
Universal Compression Holdings Inc. (b)	7	453
USEC Inc. (b)	21	266
Vaalco Energy Inc. (b)	14	91
Venoco Inc. (b)	4	64
VeraSun Energy Corp. (b) (l)	5	97
Veritas DGC Inc. (b)	9	754
Warren Resources Inc. (b) (l)	13	151
Western Refining Inc. (l)	5	139
Westmoreland Coal Co. (b)	1	24
W-H Energy Services Inc. (b)	7	348
Whiting Petroleum Corp. (b)	9	415
World Fuel Services Corp. (l)	7	308

		16,976
FINANCIALS - 21.8%
1st Source Corp.	3	98
21st Century Insurance Group	7	131
Abington Community Bancorp Inc. (l)	1	16
ACA Capital Holdings Inc. (b)	2	37
Acadia Realty Trust	7	184
Accredited Home Lenders Holding Co. (b) (l)	5	147
Advance America Cash Advance Centers Inc. (l)	17	243
Advanta Corp. - Class B	4	196
Affirmative Insurance Holdings Inc.	1	23
Affordable Residential Communities (b) (l)	8	95
Agree Realty Corp. (l)	2	65
Alabama National Bancorp.	4	278
Alexander’s Inc. (b) (l)	-	206
Alexandria Real Estate Equities Inc.	7	702
Alfa Corp.	8	148
Amcore Financial Inc. (l)	5	167
American Campus Communities Inc.	6	164
American Equity Investment Life Holding Co.	14	177
American Financial Realty Trust (l)	31	359
American Home Mortgage Investment Corp. (l)	11	376
American Physicians Capital Inc. (b)	3	105
AmericanWest Bancorp.	3	65
Ameris Bancorp.	3	76
Ames National Corp. (l)	1	13
Anchor Bancorp. Inc.	5	146
Anthracite Capital Inc. (l)	13	169
Anworth Mortgage Asset Corp. (l)	12	110
Apollo Investment Corp. (l)	20	440
Arbor Realty Trust Inc.	3	93
Ares Capital Corp. (l)	12	231
Argonaut Group Inc. (b)	8	276
Arrow Financial Corp. (l)	2	48
Ashford Hospitality Trust Inc.	14	177
Asset Acceptance Capital Corp. (b)	4	60
Asta Funding Inc. (l)	3	85
Baldwin & Lyons Inc. - Class B	1	33
BancFirst Corp.	2	104
Bancorp Inc. (b) (l)	2	72
BancTrust Financial Group Inc. (l)	2	51
Bank Mutual Corp. (l)	15	178
Bank of Granite Corp.	3	58
Bank of the Ozarks Inc. (l)	3	89
BankAtlantic Bancorp. Inc. - Class A	12	163

BankFinancial Corp. (l)	6	110
BankUnited Financial Corp. - Class A	8	234
Banner Corp.	3	128
Berkshire Hills Bancorp. Inc.	2	60
Beverly Hills Bancorp. Inc.	2	16
BFC Financial Corp. (b) (l)	3	22
BioMed Realty Trust Inc.	16	465
Boston Private Financial Holdings Inc.	8	239
Bristol West Holdings Inc.	3	55
Brookline Bancorp. Inc.	14	188
Bryn Mawr Bank Corp.	1	27
Cadence Financial Corp. (l)	3	59
Calamos Asset Management Inc. (l)	5	145
Camden National Corp. (l)	2	85
Capital City Bank Group Inc. (l)	3	115
Capital Corp of the West	2	67
Capital Lease Funding Inc. (l)	7	84
Capital Southwest Corp. (l)	1	95
Capital Trust Inc. - Class A	3	146
Capitol Bancorp Ltd.	3	146
Cardinal Financial Corp.	6	59
Cascade Bancorp. (l)	7	211
Cash America International Inc.	7	350
Cathay General Bancorp. (l)	13	444
CBRE Realty Finance Inc. (l)	3	47
Cedar Shopping Centers Inc. (l)	10	152
Centennial Bank Holdings Inc. (b)	14	137
Center Financial Corp.	3	76
Centerstate Banks of Florida Inc. (l)	2	41
Centracore Properties Trust (l)	3	86
Central Pacific Financial Corp.	7	282
CFS Bancorp Inc.	1	19
Charter Financial Corp.	1	29
CharterMac (l)	12	268
Chemical Financial Corp. (l)	6	202
Chittenden Corp.	11	341
Citizens & Northern Corp. (l)	2	34
Citizens Banking Corp. (l)	10	277
Citizens First Bancorp Inc.	2	54
City Bank (l)	3	115
City Holdings Co.	4	176
Clark Inc.	5	81
Clayton Holdings Inc. (b)	1	21
Clifton Savings Bancorp. Inc.	2	26
CNA Surety Corp. (b)	4	84

Coastal Financial Corp. (l)	4	63
CoBiz Inc. (l)	4	77
Cohen & Steers Inc.	3	139
Colony Bankcorp. Inc. (l)	1	16
Columbia Bancorp. (l)	2	56
Columbia Banking System Inc.	4	127
Commerce Group Inc.	13	392
Commercial Bankshares Inc.	1	19
Community Bancorp. (b)	2	71
Community Bank System Inc.	8	177
Community Banks Inc. (l)	6	155
Community Trust Bancorp. Inc. (l)	4	146
Compass Diversified Trust (l)	3	48
CompuCredit Corp. (b) (l)	5	200
Consolidated-Tomoka Land Co.	1	89
Corporate Office Properties Trust SBI MD	8	422
Corus Bankshares Inc. (l)	10	230
Cousins Properties Inc.	9	321
Crawford & Co. - Class B (l)	4	29
Credit Acceptance Corp. (b) (l)	2	78
Crescent Real Estate Equities Co.	19	377
Crystal River Capital Inc. (l)	2	56
CVB Financial Corp. (l)	16	225
Darwin Professional Underwriters Inc. (b) (l)	2	39
Deerfield Triarc Capital Corp. (l)	13	218
Delphi Financial Group	10	419
DiamondRock Hospitality Co. (l)	17	307
Digital Realty Trust Inc. (l)	6	215
Dime Community Bancshares	5	74
Direct General Corp.	4	84
Dollar Financial Corp. (b)	3	74
Donegal Group Inc.	3	54
Doral Financial Corp.	20	56
Downey Financial Corp.	5	383
EastGroup Properties Inc.	6	303
ECC Capital Corp. (b) (l)	9	11
Education Realty Trust Inc. (l)	7	99
eHealth Inc. (b)	1	18
EMC Insurance Group Inc. (l)	2	55
Enstar Group Inc. (b) (l)	1	77
Enterprise Financial Services Corp. (l)	2	58
Entertainment Properties Trust	7	388
Equity Inns Inc.	13	210
Equity Lifestyle Properties Inc.	5	269
Equity One Inc. (l)	10	259

EuroBancshares Inc. (b)	2	18
Exchange National Bancshares Inc.	1	16
Extra Space Storage Inc.	14	258
Ezcorp Inc. - Class A (b)	10	166
Farmers Capital Bancorp. (l)	1	46
FBL Financial Group Inc. - Class A	4	140
Federal Agricultural Mortgage Corp. - Class C	3	68
FelCor Lodging Trust Inc. (l)	15	335
Fidelity Bankshares Inc.	6	239
Fieldstone Investment Corp. (l)	10	45
Financial Federal Corp.	6	185
Financial Institutions Inc.	1	31
First Acceptance Corp. (b) (l)	3	33
First Bancorp.	16	156
First Bancorp. (l)	2	51
First Busey Corp. (l)	3	64
First Cash Financial Services Inc. (b)	7	169
First Charter Corp. (l)	8	208
First Commonwealth Financial Corp. (l)	17	228
First Community Bancorp. Inc.	6	304
First Community Bancshares Inc. (l)	3	102
First Defiance Financial Corp.	1	29
First Financial Bancorp.	9	142
First Financial Bankshares Inc. (l)	5	201
First Financial Corp. (l)	3	119
First Financial Holdings Inc.	3	120
First Indiana Corp.	3	75
First Industrial Realty Trust Inc. (l)	11	523
First Merchants Corp. (l)	4	118
First Mercury Financial Corp. (b)	2	53
First Midwest Bancorp Inc.	12	481
First Niagara Financial Group Inc. (l)	27	400
First Place Financial Corp.	4	104
First Potomac Realty Trust	6	165
First Regional Bancorp. (b)	2	58
First Republic Bank (l)	6	245
First South Bancorp Inc. (l)	2	65
First State Bancorp.	4	98
FirstFed Financial Corp. (b) (l)	4	282
FirstMerit Corp. (l)	19	465
Flagstar Bancorp. Inc.	10	147
Flushing Financial Corp.	5	79
FNB Corp./PA (l)	14	252
FNB Corp./VA	2	75
FPIC Insurance Group Inc. (b)	3	110

Franklin Bank Corp. (b) (l)	6	113
Franklin Street Properties Corp. (l)	14	301
Fremont General Corp.	16	255
Friedman Billings Ramsey Group Inc. - Class A (l)	37	298
Frontier Financial Corp. (l)	10	294
Gamco Investors Inc.	2	63
GB&T Bancshares Inc. (l)	3	71
German American Bancorp.	2	23
Getty Realty Corp.	4	125
GFI Group Inc. (b) (l)	3	182
Glacier Bancorp. Inc.	14	332
Gladstone Capital Corp. (l)	2	51
Gladstone Investment Corp. (l)	4	57
Glimcher Realty Trust (l)	9	235
GMH Communities Trust (l)	10	99
Gramercy Capital Corp. (l)	5	140
Great American Financial Resource Inc.	2	37
Great Southern Bancorp. Inc. (l)	3	76
Greater Bay Bancorp.	12	315
Greene County Bancshares Inc. (l)	2	72
Greenhill & Co. Inc. (l)	4	312
Hancock Holding Co.	7	347
Hanmi Financial Corp.	10	221
Harleysville Group Inc.	3	119
Harleysville National Corp. (l)	7	137
Harris & Harris Group Inc. (b) (l)	5	54
Healthcare Realty Trust Inc. (l)	12	457
Heartland Financial USA Inc. (l)	3	90
Heritage Commerce Corp.	3	77
Hersha Hospitality Trust	7	77
Highland Hospitality Corp.	14	197
Highwoods Properties Inc.	13	549
Hilb Rogal & Hobbs Co. (l)	9	369
Home Bancshares Inc.	1	29
Home Federal Bancorp Inc.	1	15
Home Properties Inc. (l)	9	509
HomeBanc Corp. (l)	13	56
Horace Mann Educators Corp.	10	210
Horizon Financial Corp.	3	72
Housevalues Inc. (b)	3	18
IBERIABANK Corp. (l)	2	130
IMPAC Mortgage Holdings Inc. (l)	18	162
Independence Holding Co.	1	32
Independent Bancorp.	4	129
Independent Bank Corp. (l)	5	132

Infinity Property & Casualty Corp.	5	255
Inland Real Estate Corp. (l)	16	302
Innkeepers USA Trust	10	156
Integra Bancorp.	4	115
Interchange Financial Services Corp.	4	87
International Bancshares Corp. (l)	12	361
International Securities Exchange Inc. - Class A (l)	9	431
Intervest Bancshares Corp. (b) (l)	1	36
Investors Bancorp Inc. (b)	12	194
Investors Real Estate Trust	11	110
Irwin Financial Corp.	5	122
ITLA Capital Corp. (l)	1	80
James River Group Inc. (b) (l)	2	60
JER Investors Trust Inc.	7	141
Kansas City Life Insurance Co. (l)	1	30
KBW Inc. (b)	2	59
Kearny Financial Corp.	5	85
Kite Realty Group Trust	7	132
KKR Financial Corp.	20	536
KNBT Bancorp Inc.	7	121
Knight Capital Group Inc. (b)	26	500
LaBranche & Co. Inc. (b) (l)	12	120
Lakeland Bancorp Inc.	4	56
Lakeland Financial Corp.	3	73
LandAmerica Financial Group Inc.	5	285
LaSalle Hotel Properties	10	443
Lexington Corporate Properties Trust	13	300
Longview Fibre Co.	16	351
LTC Properties Inc.	5	147
Luminent Mortgage Capital Inc.	13	123
Macatawa Bancorp.	4	76
MAF Bancorp Inc.	9	388
Maguire Properties Inc.	9	380
MainSource Financial Group Inc. (l)	4	69
MarketAxess Holdings Inc. (b) (l)	7	100
Marlin Business Services Inc. (b)	3	61
MASSBANK Corp.	-	12
MB Financial Inc.	7	252
MBT Financial Corp. (l)	2	38
MCG Capital Corp. (l)	15	295
Meadowbrook Insurance Group Inc. (b)	5	54
Medallion Financial Corp.	3	39
Medical Properties Trust Inc. (l)	11	161
Mercantile Bancorp. (l)	2	70
Metrocorp Bancshares Inc. (l)	1	29

MFA Mortgage Investments Inc. (l)	19	145
Mid-America Apartment Communities Inc.	6	328
Midland Co.	3	121
Mid-State Bancshares (l)	5	198
Midwest Banc Holdings Inc. (l)	5	108
Mills Corp. (l)	14	287
MortgageIT Holdings Inc. (l)	7	108
Move Inc. (b)	29	158
MVC Capital Inc. (l)	4	49
Nara Bancorp Inc.	5	100
NASB Financial Inc. (l)	1	44
National Bankshares Inc.	1	21
National Financial Partners Corp.	9	400
National Health Investors Inc.	6	200
National Health Realty Inc.	1	29
National Interstate Corp. (l)	4	92
National Penn Bancshares Inc. (l)	12	247
National Retail Properties Inc. (l)	15	334
National Western Life Insurance Co. (l)	1	120
Nationwide Health Properties Inc. (l)	21	635
Navigators Group Inc. (b)	3	154
NBT Bancorp Inc.	8	212
NetBank Inc. (l)	11	51
NewAlliance Bancshares Inc. (l)	27	437
Newcastle Investment Corp.	11	347
Newkirk Realty Trust Inc.	5	84
Northern Empire Bancshares (b)	2	67
NorthStar Realty Finance Corp.	12	199
Northwest Bancorp. Inc.	4	118
Novastar Financial Inc. (l)	9	250
Nymagic Inc. (l)	1	46
Oak Hill Financial Inc.	1	16
OceanFirst Financial Corp.	2	39
Ocwen Financial Corp. (b) (l)	8	128
Odyssey Re Holdings Corp.	3	127
Ohio Casualty Corp.	15	459
Old National Bancorp. (l)	16	302
Old Second Bancorp. Inc.	3	86
Omega Financial Corp.	3	89
Omega Healthcare Investors Inc.	14	248
Opteum Inc.	6	46
optionsXpress Holdings Inc.	5	107
Oriental Financial Group	5	66
Origen Financial Inc.	3	20
Pacific Capital Bancorp. (l)	11	373

Park National Corp. (l)	3	280
Parkvale Financial Corp.	1	18
Parkway Properties Inc.	4	187
Partners Trust Financial Group Inc.	11	133
Penn Real Estate Investment Trust	9	342
Pennfed Financial Services Inc.	2	45
Penns Woods Bancorp Inc.	-	16
Pennsylvania Commerce Bancorp. Inc. (b)	-	8
Penson Worldwide Inc. (b) (l)	2	45
Peoples Bancorp. Inc.	2	66
PFF Bancorp Inc. (l)	6	203
Phoenix Cos. Inc.	27	433
Pico Holdings Inc. (b)	3	96
Pinnacle Financial Partners Inc. (b) (l)	4	129
Piper Jaffray Cos. (b)	5	323
Placer Sierra Bancshares	3	60
PMA Capital Corp. (b) (l)	8	71
Portfolio Recovery Associates Inc. (b) (l)	4	186
Post Properties Inc.	11	489
Potlatch Corp.	9	411
Preferred Bank	1	63
Premierwest Bancorp. (l)	3	41
Presidential Life Corp.	5	116
PrivateBancorp Inc.	4	179
ProAssurance Corp. (b)	8	401
Prosperity Bancshares Inc. (l)	7	236
Provident Bankshares Corp.	8	296
Provident Financial Holdings Inc.	1	29
Provident Financial Services Inc. (l)	16	293
Provident New York Bancorp.	10	149
PS Business Parks Inc.	4	286
QC Holdings Inc. (b) (l)	1	24
RAIT Investment Trust (l)	12	404
Ramco-Gershenson Properties Trust	4	168
Realty Income Corp. (l)	25	686
Redwood Trust Inc. (l)	5	285
Renasant Corp. (l)	4	111
Republic Bancorp Inc.	17	233
Republic Bancorp Inc. - Class A (l)	2	38
Republic Property Trust	7	80
Resource America Inc. - Class A	4	97
Resource Capital Corp. (l)	2	25
Rewards Network Inc. (b) (l)	6	40
R-G Financial Corp. - Class B	6	48
RLI Corp. (l)	5	301

Rockville Financial Inc. (l)	2	28
Royal Bancshares of Pennsylvania - Class A (l)	1	16
S&T Bancorp Inc. (l)	6	224
Safety Insurance Group Inc.	3	175
Sanders Morris Harris Group Inc. (l)	4	51
Sandy Spring Bancorp. Inc. (l)	4	139
Santander Bancorp.	1	15
Saul Centers Inc. (l)	3	158
SCBT Financial Corp.	2	84
Scpie Holdings Inc. (b)	2	57
SeaBright Insurance Holdings Inc. (b)	3	59
Seacoast Banking Corp. (l)	4	92
Security Bancorp.	3	68
Selective Insurance Group	7	405
Senior Housing Properties Trust	17	420
Shore Bancshares Inc. (l)	2	52
Sierra Bancorp. (l)	2	45
Signature Bank (b) (l)	7	218
Simmons First National Corp. - Class A (l)	3	98
Smithtown Bancorp. Inc. (l)	2	52
Southern Community Financial Corp.	2	22
Southside Bancshares Inc. (l)	2	59
Southwest Bancorp. Inc.	3	86
Sovran Self Storage Inc.	4	243
Spirit Finance Corp. (l)	23	289
Star Maritime Acquisition Corp. (b) (l)	3	31
State Auto Financial Corp.	3	118
State National Bancshares Inc. (l)	2	87
Sterling Bancorp. - NYS (l)	4	83
Sterling Bancshares Inc.	18	239
Sterling Financial Corp.	6	141
Sterling Financial Corp. (l)	10	354
Stewart Information Services Corp.	4	193
Stifel Financial Corp. (b) (l)	3	124
Strategic Hotel Capital Inc.	18	387
Suffolk Bancorp. (l)	2	87
Summit Financial Group Inc. (l)	-	6
Sun Bancorp Inc. (b)	4	74
Sun Communities Inc.	5	147
Sunstone Hotel Investors Inc.	14	374
Superior Bancorp. (b)	7	79
Susquehanna Bancshares Inc.	13	350
SVB Financial Group (b)	9	401
SWS Group Inc.	4	128
SY Bancorp Inc. (l)	3	74

Tanger Factory Outlet Centers Inc. (l)	7	289
Taylor Capital Group Inc.	1	42
Technology Investment Capital Corp. (l)	5	74
Tejon Ranch Co. (b) (l)	3	144
Texas Capital Bancshares Inc. (b) (l)	5	101
Texas United Bancshares Inc.	2	70
Thomas Weisel Partners Group Inc. (b) (l)	1	27
TierOne Corp.	4	131
Tompkins Trustco Inc. (l)	1	66
Tower Group Inc.	4	120
Tradestation Group Inc. (b)	7	95
Triad Guaranty Inc. (b)	3	154
Trico Bancshares (l)	3	82
Trustco Bank Corp. (l)	19	209
Trustmark Corp.	12	387
Trustreet Properties Inc.	16	275
UCBH Holdings Inc. (l)	23	401
UMB Financial Corp.	8	276
Umpqua Holdings Corp. (l)	14	400
Union Bankshares Corp. (l)	3	88
United Bankshares Inc.	9	341
United Capital Corp. (b)	-	14
United Community Banks Inc. (l)	9	277
United Community Financial Corp.	7	80
United Financial Bancorp Inc. (l)	2	26
United Fire & Casualty Co.	5	178
United PanAm Financial Corp. (b)	2	30
United Security Bancshares (l)	1	27
United Security Bancshares (l)	2	39
Universal American Financial Corp. (b) (l)	9	173
Universal Health Realty Income Trust (l)	3	122
Univest Corp. (l)	2	72
Urstadt Biddle Properties Inc. - Class A (l)	5	90
USB Holding Co. Inc. (l)	3	64
USI Holdings Corp. (b) (l)	11	173
U-Store-It Trust	12	246
Vineyard National Bancorp. (l)	2	43
Virginia Commerce Bancorp. (b)	3	65
Virginia Financial Group Inc.	3	73
W Holding Co. Inc.	25	151
Waddell & Reed Financial Inc. - Class A	21	576
Washington Real Estate Investment Trust (l)	11	436
Washington Trust Bancorp. (l)	2	63
Wauwatosa Holdings Inc. (b) (l)	2	37
WesBanco Inc. (l)	5	179

West Bancorp. Inc. (l)	3	58
West Coast Bancorp. (l)	4	133
Westamerica Bancorp. (l)	8	386
Western Alliance Bancorp. (b) (l)	4	131
Westfield Financial Inc. (b)	1	20
Willow Grove Bancorp. Inc.	3	48
Wilshire Bancorp. Inc. (l)	3	66
Winston Hotels Inc.	6	85
Winthrop Realty Trust	11	76
Wintrust Financial Corp.	6	293
World Acceptance Corp. (b)	4	209
WSFS Financial Corp.	1	95
Yardville National Bancorp (l)	2	77
Zenith National Insurance Corp.	9	421
		74,378
HEALTH CARE - 11.5%
Abaxis Inc. (b) (l)	5	88
Abiomed Inc. (b)	5	68
Acadia Pharmaceuticals Inc. (b) (l)	5	44
Adams Respiratory Therapeutics Inc. (b) (l)	8	312
Adeza Biomedical Corp. (b)	3	48
Adolor Corp. (b)	11	81
Advanced Magnetics Inc. (b) (l)	2	103
ADVENTRX Pharmaceuticals Inc. (b) (l)	12	35
Affymetrix Inc. (b) (l)	16	378
Air Methods Corp. (b)	3	71
Akorn Inc. (b)	10	60
Albany Molecular Research Inc. (b)	6	66
Alexion Pharmaceuticals Inc. (b) (l)	9	358
Align Technology Inc. (b) (l)	13	186
Alkermes Inc. (b)	23	313
Alliance Imaging Inc. (b)	5	32
Allscripts Healthcare Solutions Inc. (b) (l)	11	300
Alnylam Pharmaceuticals Inc. (b) (l)	8	178
Alpharma Inc. - Class A	11	260
Altus Pharmaceuticals Inc. (b) (l)	2	28
Amedisys Inc. (b) (l)	6	208
America Service Group Inc. (b)	2	27
American Medical Systems Holdings Inc. (b)	17	308
AMERIGROUP Corp. (b)	13	449
AMICAS Inc. (b)	7	19
AMN Healthcare Services Inc. (b)	8	217
Amsurg Corp. (b)	8	178
Anadys Pharmaceuticals Inc. (b)	8	37
Analogic Corp.	3	188

Angiodynamics Inc. (b) (l)	3	58
Antigenics Inc. (b)	6	10
Applera Corp. - Celera Genomics Group (b)	19	273
Apria Healthcare Group Inc. (b)	11	287
Arena Pharmaceuticals Inc. (b)	11	144
Ariad Pharmaceuticals Inc. (b) (l)	16	82
Array Biopharma Inc. (b)	10	133
Arrow International Inc.	6	195
ArthroCare Corp. (b) (l)	7	264
Aspect Medical Systems Inc. (b) (l)	4	80
AtheroGenics Inc. (b) (l)	9	92
Auxilium Pharmaceuticals Inc. (b) (l)	7	102
AVANIR Pharmaceuticals (b) (l)	6	15
AVI BioPharma Inc. (b) (l)	11	34
Barrier Therapeutics Inc. (b)	3	19
Bentley Pharmaceuticals Inc. (b)	4	38
Biocryst Pharmaceuticals Inc. (b) (l)	5	58
Bioenvision Inc. (b) (l)	9	42
Biomarin Pharmaceutical Inc. (b)	23	376
Bio-Rad Laboratories Inc. - Class A (b)	5	386
Bio-Reference Labs Inc. (b)	2	49
Biosite Inc. (b)	4	209
Bradley Pharmaceuticals Inc. (b) (l)	4	84
Bruker BioSciences Corp. (b)	9	70
Caliper Life Sciences Inc. (b)	8	45
Cambrex Corp.	6	142
Candela Corp. (b)	5	64
Capital Senior Living Corp. (b) (l)	5	50
Caraco Pharmaceutical Laboratories Inc. (b)	2	21
Cell Genesys Inc. (b) (l)	16	54
Centene Corp. (b) (l)	11	268
Cepheid Inc. (b) (l)	13	109
Cerus Corp. (b)	6	35
Chemed Corp.	6	232
Coley Pharmaceutical Group Inc. (b)	4	37
Combinatorx Inc. (b) (l)	5	46
Computer Programs & Systems Inc. (l)	2	76
Conceptus Inc. (b) (l)	6	128
Conmed Corp. (b)	7	169
Conor Medsystems Inc. (b)	7	233
Corvel Corp. (b)	2	104
Cotherix Inc. (b) (l)	6	77
Cross Country Healthcare Inc. (b)	7	159
Cubist Pharmaceuticals Inc. (b)	14	248
CuraGen Corp. (b)	10	44

Curis Inc. (b)	7	9
CV Therapeutics Inc. (b) (l)	14	194
Cyberonics Inc. (b) (l)	6	119
Cypress Bioscience Inc. (b)	8	63
Cytokinetics Inc. (b) (l)	5	35
Datascope Corp.	4	134
deCODE genetics Inc. (b) (l)	16	72
Dendreon Corp. (b) (l)	18	77
Dendrite International Inc. (b)	10	103
Depomed Inc. (b) (l)	8	27
DexCom Inc. (b) (l)	4	36
Digene Corp. (b)	4	196
Dionex Corp. (b)	5	278
Diversa Corp. (b) (l)	7	80
DJ Orthopedics Inc. (b) (l)	6	248
Durect Corp. (b) (l)	13	58
Eclipsys Corp. (b) (l)	11	231
Emageon Inc. (b)	5	78
Emeritus Corp. (b) (l)	1	16
Emisphere Technologies Inc. (b) (l)	5	27
Encysive Pharmaceuticals Inc. (b) (l)	14	59
Enzo Biochem Inc. (b) (l)	6	87
Enzon Pharmaceuticals Inc. (b) (l)	16	132
eResearch Technology Inc. (b) (l)	11	72
ev3 Inc. (b) (l)	4	74
Exactech Inc. (b)	1	13
Exelixis Inc. (b) (l)	23	210
E-Z-Em-Inc. (b)	1	17
Five Star Quality Care Inc. (b) (l)	7	77
Foxhollow Technologies Inc. (b) (l)	6	124
Genesis HealthCare Corp. (b) (l)	5	222
Genitope Corp. (b) (l)	7	24
Genomic Health Inc. (b)	3	61
Gentiva Health Services Inc. (b)	6	118
Geron Corp. (b) (l)	17	151
Greatbatch Inc. (b)	5	138
GTx Inc. (b)	3	46
Haemonetics Corp. (b)	7	303
Hana Biosciences Inc. (b) (l)	7	45
Hansen Medical Inc. (b)	2	22
HealthExtras Inc. (b)	7	158
Healthspring Inc. (b)	5	96
HealthTronics Inc. (b)	8	55
Healthways Inc. (b) (l)	8	398
Hi-Tech Pharmacal Co. Inc. (b) (l)	2	27

Hologic Inc. (b)	13	619
Hooper Holmes Inc. (b)	1	4
Horizon Health Corp. (b)	3	63
Human Genome Sciences Inc. (b) (l)	31	389
Hythiam Inc. (b) (l)	6	52
ICOS Corp. (b) (l)	16	534
ICU Medical Inc. (b) (l)	4	152
Idenix Pharmaceuticals Inc. (b) (l)	5	44
Idevus Pharmaceuticals Inc. (b)	14	100
I-Flow Corp. (b) (l)	6	86
Illumina Inc. (b)	11	438
Immucor Inc. (b)	16	480
Immunicon Corp. (b) (l)	1	3
Immunogen Inc. (b)	8	38
Incyte Corp. (b)	21	124
Inspire Pharmaceuticals Inc. (b)	8	50
Integra LifeSciences Holdings Corp. (b)	4	188
InterMune Inc. (b) (l)	6	199
Intralase Corp. (b) (l)	6	128
Introgen Therapeutics Inc. (b) (l)	3	14
Invacare Corp. (l)	8	190
inVentiv Health Inc. (b)	7	248
Inverness Medical Innovations Inc. (b) (l)	8	326
IRIS International Inc. (b) (l)	4	45
Isis Pharmaceuticals Inc. (b) (l)	19	208
IVAX Diagnostics Inc. (b)	1	1
Kendle International Inc. (b)	3	91
Kensey Nash Corp. (b) (l)	2	79
Keryx Biopharmaceuticals Inc. (b)	11	141
Kindred Healthcare Inc. (b)	8	203
KV Pharmaceutical Co. - Class A (b) (l)	9	222
Kyphon Inc. (b) (l)	11	433
Landauer Inc.	2	113
Lannett Co. Inc. (b)	1	5
LCA-Vision Inc. (l)	5	164
Lexicon Genetics Inc. (b)	15	55
LHC Group Inc. (b)	3	92
Lifecell Corp. (b) (l)	8	187
Luminex Corp. (b) (l)	8	100
Magellan Health Services Inc. (b)	9	386
MannKind Corp. (b) (l)	5	90
Martek Biosciences Corp. (b) (l)	8	180
Matria Healthcare Inc. (b) (l)	5	142
Maxygen Inc. (b)	5	52
Medarex Inc. (b) (l)	31	452

Medcath Corp. (b)	2	55
Medical Action Industries Inc. (b)	2	64
Medicines Co. (b)	12	380
Medics Pharmaceutical Corp. (l)	14	476
Mentor Corp. (l)	9	430
Merge Technologies Inc. (b) (l)	7	48
Meridian Bioscience Inc.	5	121
Merit Medical Systems Inc. (b)	7	103
Metabasis Therapeutics Inc. (b) (l)	4	33
Metabolix Inc. (b)	1	20
MGI Pharma Inc. (b)	20	361
Microtek Medical Holdings Inc. (b)	6	27
Molecular Devices Corp. (b)	4	77
Molina Healthcare Inc. (b)	3	102
Momenta Pharmaceuticals Inc. (b) (l)	7	103
Monogram Biosciences Inc. (b) (l)	22	40
MWI Veterinary Supply Inc. (b)	1	35
Myriad Genetics Inc. (b) (l)	9	296
Nabi Biopharmaceuticals (b) (l)	14	95
Nastech Pharmaceutical Co. Inc. (b) (l)	5	72
National Healthcare Corp. (l)	2	87
Natus Medical Inc (b)	5	89
Nektar Therapeutics (b) (l)	22	330
Neopharm Inc. (b) (l)	4	6
Neurocrine Biosciences Inc. (b) (l)	10	100
Neurometrix Inc. (b) (l)	3	40
New River Pharmaceuticals Inc. (b) (l)	4	216
Nighthawk Radiology Holdings Inc. (b) (l)	1	33
Northfield Laboratories Inc. (b) (l)	6	23
Northstar Neuroscience Inc. (b)	3	39
Novavax Inc. (b) (l)	15	62
Noven Pharmaceuticals Inc. (b)	6	159
NPS Pharmaceuticals Inc. (b) (l)	9	42
Nutraceutical International Corp. (b)	1	18
NuVasive Inc. (b) (l)	8	186
Nuvelo Inc. (b) (l)	13	51
NxStage Medical Inc. (b) (l)	2	14
Odyssey HealthCare Inc. (b)	8	107
Omnicell Inc. (b) (l)	7	134
Onyx Pharmaceuticals Inc. (b) (l)	10	108
Option Care Inc. (l)	7	101
OraSure Technologies Inc. (b) (l)	10	87
Orchid Cellmark Inc. (b)	4	13
Orthologic Corp. (b)	6	8
Orthovita Inc. (b)	7	26

OSI Pharmaceuticals Inc. (b) (l)	14	495
Osiris Therapeutics Inc. (b) (l)	1	33
Owens & Minor Inc.	10	316
Pain Therapeutics Inc. (b) (l)	7	66
Palomar Medical Technologies Inc. (b) (l)	4	205
Panacos Pharmaceuticals Inc. (b) (l)	12	50
Par Pharmaceutical Cos. Inc. (b) (l)	9	197
Parexel International Corp. (b)	6	183
Penwest Pharmaceuticals Co. (b) (l)	5	83
Perrigo Co.	18	320
Per-Se Technologies Inc. (b)	8	216
PharmaNet Development Group Inc. (b)	4	88
Pharmion Corp. (b)	6	159
Phase Forward Inc. (b)	9	134
PolyMedica Corp. (l)	6	224
Pozen Inc. (b)	7	115
PRA International (b)	5	116
Progenics Pharmaceuticals Inc. (b)	6	142
Providence Services Corp. (b) (l)	3	68
PSS World Medical Inc. (b) (l)	17	332
Psychiatric Solutions Inc. (b)	13	480
Quidel Corp. (b) (l)	7	90
Radiation Therapy Services Inc. (b)	3	98
Regeneron Pharmaceuticals Inc. (b)	13	264
RehabCare Group Inc. (b)	3	51
Renovis Inc. (b) (l)	5	16
Res-Care Inc. (b)	5	86
Rigel Pharmaceuticals Inc. (b)	6	72
Salix Pharmaceuticals Ltd. (b)	11	139
Sangamo Biosciences Inc. (b) (l)	6	41
Santarus Inc. (b) (l)	14	107
Savient Pharmaceuticals Inc. (b)	12	132
Sciele Pharma Inc. (b) (l)	7	171
Senomyx Inc. (b) (l)	8	98
Sirna Therapeutics Inc (b) (l)	11	138
Sirona Dental Systems Inc. (l)	5	178
Solexa Inc. (b)	5	67
Somaxon Pharmaceuticals Inc. (b) (l)	1	20
SonoSite Inc. (b) (l)	4	125
Spectranetics Corp. (b) (l)	7	76
Stereotaxis Inc. (b) (l)	6	60
STERIS Corp.	17	427
Sun Healthcare Group Inc. (b)	5	63
Sunrise Senior Living Inc. (b)	11	343
SuperGen Inc. (b) (l)	14	71

SurModics Inc. (b) (l)	4	121
Symbion Inc. (b)	4	71
Symmetry Medical Inc. (b) (l)	8	106
Tanox Inc. (b) (l)	6	128
Telik Inc. (b) (l)	13	56
Tercica Inc. (b)	2	11
ThermoGenesis Corp. (b) (l)	13	55
Thoratec Corp. (b) (l)	12	216
Trimeris Inc. (b)	4	46
Trizetto Group (b)	11	198
United Surgical Partners International Inc. (b) (l)	11	318
United Therapeutics Corp. (b)	6	322
Valeant Pharmaceutical International (l)	22	387
Varian Inc. (b)	8	348
Ventana Medical Systems Inc. (b)	7	313
Viasys Healthcare Inc. (b)	8	216
Viropharma Inc. (b)	17	244
Visicu Inc. (b)	2	17
VistaCare Inc. - Class A (b)	2	18
Vital Images Inc. (b)	3	117
Vital Signs Inc.	2	89
Vnus Medical Technologies Inc. (b)	1	8
Volcano Corp. (b)	2	32
West Pharmaceutical Services Inc.	8	415
Wright Medical Group Inc. (b) (l)	8	192
Xenoport Inc. (b)	5	127
Young Innovations Inc.	1	29
Zila Inc. (b)	8	20
Zoll Medical Corp. (b)	2	127
Zymogenetrics Inc. (b)	9	141
		39,261
INDUSTRIALS - 13.9%
3D Systems Corp. (b) (l)	3	49
Aaon Inc.	2	55
AAR Corp. (b) (l)	9	271
ABM Industries Inc.	11	240
ABX Air Inc. (b)	13	90
ACCO Brands Corp. (b)	11	286
Accuride Corp. (b) (l)	5	55
Actuant Corp. - Class A	7	326
Acuity Brands Inc. (l)	11	580
Administaff Inc.	6	249
Advisory Board Co. (b)	5	253
AirTran Holdings Inc. (b) (l)	23	269
Alaska Air Group Inc. (b)	10	380

Albany International Corp.	6	208
Amerco Inc. (b)	3	227
American Commercial Lines Inc. (b)	7	488
American Ecology Corp. (l)	3	59
American Railcar Industries Inc.	2	80
American Reprographics Co. (b)	6	210
American Science & Engineering Inc. (b) (l)	2	142
American Superconductor Corp. (b) (l)	8	75
American Woodmark Corp.	3	119
Ameron International Corp. (l)	2	157
Ampco Pittsburgh Corp.	2	52
Amrep Corp. (l)	1	66
AO Smith Corp.	5	185
Apogee Enterprises Inc. (l)	7	138
Applied Industrial Tech Inc.	11	289
Argon ST Inc. (b)	3	58
Arkansas Best Corp. (l)	6	217
Astec Industries Inc. (b)	4	134
ASV Inc. (b) (l)	4	72
Atlas Air Worldwide Holdings Inc. (b) (l)	5	214
Badger Meter Inc. (l)	3	92
Baldor Electric Co.	8	272
Banta Corp. (l)	6	209
Barnes Group Inc. (l)	10	220
Barrett Business Services (l)	1	32
Basin Water Inc. (b) (l)	1	10
BE Aerospace Inc. (b)	19	481
Beacon Roofing Supply Inc. (b) (l)	11	199
Belden CDT Inc. (l)	10	395
Blount International Inc. (b)	10	137
BlueLinx Holdings Inc. (l)	2	22
Bowne & Co. Inc.	7	118
Brady Corp. - Class A (l)	11	408
Briggs & Stratton Corp. (l)	12	327
Bucyrus International Inc. - Class A	8	395
Builders FirstSource Inc. (b)	3	56
Capstone Turbine Corp. (b) (l)	22	27
Cascade Corp.	3	156
Casella Waste Systems Inc. (b)	5	59
CBIZ Inc. (b) (l)	15	106
CDI Corp.	3	67
Celadon Group Inc. (b)	6	102
Central Parking Corp. (l)	3	61
Cenveo Inc. (b) (l)	13	270
Ceradyne Inc. (b) (l)	6	361

Chart Industries Inc. (b)	3	43
China BAK Battery Inc. (b) (l)	6	38
CIRCOR International Inc.	5	169
Clarcor Inc.	13	424
Clean Harbors Inc (b) (l)	4	198
Columbus Mckinnon Corp. (b)	4	92
Comfort Systems USA Inc.	10	125
Commercial Vehicle Group Inc. (b)	6	122
Compx International Inc.	-	8
COMSYS IT Partners Inc. (b)	4	87
Consolidated Graphics Inc. (b)	3	155
Cornell Companies Inc. (b)	2	45
CoStar Group Inc. (b)	4	218
Covenant Transport Inc. (b)	1	15
CRA International Inc. (b)	3	155
Cubic Corp.	4	82
Curtiss-Wright Corp.	11	407
Deluxe Corp. (l)	13	326
Diamond Management & Technology Consultants Inc.	7	89
Dollar Thrifty Automotive Group (b)	6	285
Ducommun Inc. (b)	1	24
Dynamex Inc. (b) (l)	2	56
Dynamic Materials Corp.	3	71
DynCorp International Inc. (b) (l)	6	98
EDO Corp. (l)	4	99
EGL Inc. (b)	8	238
Electro Rent Corp. (b)	4	67
ElkCorp.	5	198
EMCOR Group Inc. (b)	8	432
Encore Wire Corp. (l)	6	123
Energy Conversion Devices Inc. (b) (l)	10	333
EnerSys (b)	12	184
ENGlobal Corp. (b) (l)	4	27
Ennis Inc. (l)	6	147
EnPro Industries Inc. (b)	5	170
ESCO Technologies Inc. (b)	6	278
Essex Corp. (b)	5	121
Esterline Technologies Corp. (b)	6	245
Evergreen Solar Inc. (b) (l)	16	123
Exponent Inc. (b)	4	65
ExpressJet Holdings Inc. (b)	13	108
Federal Signal Corp.	12	187
First Advantage Corp. - Class A (b) (l)	2	41
First Consulting Group Inc. (b)	6	81
First Solar Inc. (b)	6	171

Flanders Corp. (b)	4	36
Florida East Coast Industries - Class A (l)	9	523
Forward Air Corp.	8	231
Franklin Electric Co. Inc.	6	294
Freightcar America Inc.	3	169
Frontier Airlines Holdings Inc. (b) (l)	9	65
FTI Consulting Inc. (b)	10	268
FuelCell Energy Inc. (b) (l)	13	81
G&K Services Inc. - Class A	5	201
Gehl Co. (b)	2	66
GenCorp Inc. (b) (l)	13	188
General Cable Corp. (b)	13	550
Genesee & Wyoming Inc. - Class A (b)	9	241
Genlyte Group Inc. (b)	6	468
Geo Group Inc. (b)	5	179
Global Cash Access Inc. (b)	9	142
Goodman Global Inc. (b)	6	97
Gorman-Rupp Co. (l)	3	112
GrafTech International Ltd. (b) (l)	26	176
Granite Construction Inc.	8	420
Greenbrier Cos. Inc.	4	107
Griffon Corp. (b)	7	184
H&E Equipment Services Inc. (b)	3	63
Healthcare Services Group	7	193
Heartland Express Inc.	15	224
Heico Corp. (l)	5	190
Heidrick & Struggles International Inc. (b) (l)	4	184
Herley Industries Inc. (b)	4	60
Herman Miller Inc. (l)	16	599
Hexcel Corp. (b) (l)	23	407
Horizon Lines Inc. - Class A	4	102
Houston Wire & Cable Co. (b) (l)	2	51
HUB Group Inc. - Class A (b)	10	279
Hudson Highland Group Inc. (b)	6	93
Huron Consulting Group Inc. (b)	4	198
Huttig Building Products Inc. (b)	3	16
Ict Group Inc. (b)	1	46
IHS Inc. (b)	6	224
II-VI Inc. (b) (l)	6	155
IKON Office Solutions Inc. (l)	27	450
InfraSource Services Inc. (b)	7	152
Innerworkings Inc. (b)	3	51
Innovative Solutions & Support Inc. (b) (l)	2	38
Insituform Technologies Inc. - Class A (b)	7	182
Insteel Industries Inc.	3	60

Integrated Electrical Services Inc. (b) (l)	3	59
Interline Brands Inc. (b) (l)	7	148
Interpool Inc.	3	60
Ionatron Inc. (b) (l)	8	31
Jacuzzi Brands Inc. (b)	18	225
JetBlue Airways Corp. (b) (l)	42	597
John H Harland Co.	7	331
K&F Industries Holdings Inc. (b) (l)	4	97
Kadant Inc. (b)	3	82
Kaman Corp. - Class A	6	127
Kaydon Corp.	7	268
Kelly Services Inc. - Class A	5	144
Kenexa Corp. (b)	4	137
Kforce Inc. (b)	7	80
Knight Transportation Inc. (l)	15	248
Knoll Inc.	7	160
Korn/Ferry International (b)	10	234
Labor Ready Inc. (b)	14	253
Ladish Co. Inc. (b)	3	123
Lamson & Sessions Co. (b) (l)	3	80
Lawson Products	1	41
Layne Christensen Co. (b)	3	99
LB Foster Co. (b) (l)	3	65
LECG Corp. (b)	6	113
Lindsay Manufacturing Co.	3	91
LSI Industries Inc.	5	95
M&F Worldwide Corp. (b)	2	58
MAIR Holdings Inc. (b)	1	7
Marten Transport Ltd. (b) (l)	3	57
Mcgrath Rentcorp	5	166
Medis Technologies Ltd. (b) (l)	5	89
Mesa Air Group Inc. (b)	8	66
Middleby Corp. (b)	2	177
Miller Industries Inc. (b)	2	49
Mine Safety Appliances Co. (l)	8	286
Mobile Mini Inc. (b)	9	241
Moog Inc. - Class A (b)	9	352
MTC Technologies Inc. (b)	3	65
Mueller Industries Inc.	9	294
Mueller Water Products Inc. (l)	28	412
NACCO Industries Inc. - Class A	1	183
Navigant Consulting Inc. (b) (l)	11	214
Navistar International Corp. (b)	15	504
NCI Building Systems Inc. (b)	5	259
Nordson Corp.	7	368

Nuco2 Inc. (b) (l)	3	82
Old Dominion Freight Line (b)	7	163
On Assignment Inc. (b)	6	66
Orbital Sciences Corp. (b)	15	269
Pacer International Inc.	10	283
PAM Transportation Services (b)	1	20
Patriot Transportation Holding Inc. (b) (l)	-	29
PeopleSupport Inc. (b)	6	130
Perini Corp. (b)	5	165
PGT Inc. (b)	3	33
PHH Corp. (b)	13	386
Pike Electric Corp. (b)	4	62
Pinnacle Airlines Corp. (b)	4	61
Plug Power Inc. (b) (l)	16	61
Powell Industries Inc. (b) (l)	2	60
Power-One Inc. (b)	16	117
PW Eagle Inc. (l)	3	87
Quality Distribution Inc. (b)	2	31
Quixote Corp.	1	23
RailAmerica Inc. (b)	9	143
Raven Industries Inc. (l)	4	109
RBC Bearings Inc. (b) (l)	5	139
Regal-Beloit Corp.	8	405
Republic Airways Holdings Inc. (b)	9	143
Resources Connection Inc. (b)	11	366
Robbins & Myers Inc.	3	137
Rollins Inc.	8	170
Rush Enterprises Inc. - Class A (b) (l)	5	79
Rush Enterprises Inc. (b)	1	21
Saia Inc. (b)	3	80
SAIC Inc. (b)	22	384
Schawk Inc.	4	74
School Specialty Inc. (b) (l)	5	200
Sequa Corp. - Class A (b) (l)	2	189
Simpson Manufacturing Co. Inc. (l)	9	297
SIRVA Inc. (b) (l)	11	37
Sitel Corp. (b)	12	51
SkyWest Inc.	15	394
Spherion Corp. (b)	15	114
Standard Parking Corp. (b)	1	39
Standard Register Co.	4	51
Standex International Corp.	3	96
Stanley Inc. (b)	2	36
Sterling Construction Co. Inc. (b)	2	41
Superior Essex Inc. (b)	5	162

Synagro Technologies Inc. (l)	13	59
Sypris Solutions Inc.	1	7
TAL International Group Inc. (l)	4	110
Taleo Corp. (b) (l)	3	37
Taser International Inc. (b) (l)	16	124
Team Inc. (b) (l)	1	48
Tecumseh Products Co. (b)	4	68
Teledyne Technologies Inc. (b)	8	327
TeleTech Holdings Inc. (b)	8	201
Tennant Co. (l)	4	114
Tetra Tech Inc. (b)	14	249
Titan International Inc. (l)	4	80
TransDigm Group Inc. (b)	3	71
Tredegar Corp.	8	181
Trex Co. Inc. (b) (l)	3	63
Triumph Group Inc.	4	202
TRM Corp. (b) (l)	2	4
TurboChef Technologies Inc. (b) (l)	4	68
UAP Holding Corp. (l)	12	307
United Industrial Corp. (l)	2	111
United Stationers Inc. (b)	7	350
Universal Forest Products Inc.	4	180
Universal Truckload Services Inc. (b) (l)	1	35
US Xpress Enterprises Inc. (b)	2	34
USA Truck Inc. (b)	2	35
Valley National Gases Inc. (b) (l)	1	14
Valmont Industries Inc.	5	255
Viad Corp.	6	223
Vicor Corp.	5	50
Volt Information Sciences Inc. (b)	2	113
Wabash National Corp. (l)	10	154
Wabtec Corp.	12	358
Washington Group International Inc. (b)	7	419
Waste Connections Inc. (b) (l)	11	462
Waste Industries USA Inc. (l)	2	49
Waste Services Inc. (b) (l)	7	72
Watsco Inc.	7	330
Watson Wyatt Worldwide Inc.	10	462
Watts Water Technologies Inc. (l)	7	303
Werner Enterprises Inc. (l)	13	228
Williams Scotsman International Inc. (b)	7	136
Woodward Governor Co. (l)	7	286
		47,359
INFORMATION TECHNOLOGY - 18.0%
24/7 Real Media Inc. (b)	11	96

3Com Corp. (b)	95	388
Acacia Research Corp. (b)	6	82
Access Integrated Technologies Inc. (b)	3	24
Acme Packet Inc. (b)	3	58
Actel Corp. (b)	6	107
Actuate Corp. (b)	15	86
Adaptec Inc. (b)	27	125
ADTRAN Inc. (l)	16	355
Advanced Analogic Technologies Inc. (b)	8	43
Advanced Energy Industries Inc. (b) (l)	9	173
Advent Software Inc. (b)	5	187
Aeroflex Inc. (b)	17	204
Agile Software Corp. (b) (l)	13	83
Agilysis Inc.	8	130
Altiris Inc. (b)	5	133
AMIS Holdings Inc. (b)	10	108
Amkor Technology Inc. (b) (l)	24	222
Anadigics Inc. (b) (l)	11	102
Anaren Inc. (b)	4	79
Andrew Corp. (b)	39	396
Anixter International Inc. (b) (l)	8	433
Ansoft Corp. (b)	4	110
Ansys Inc. (b)	8	347
Applied Micro Circuits Corp. (b)	71	253
aQuantive Inc. (b) (l)	19	469
Ariba Inc. (b)	18	141
Arris Group Inc. (b)	27	337
Art Technology Group Inc. (b)	27	63
Aspen Technology Inc. (b) (l)	13	147
Asyst Technologies Inc. (b) (l)	10	76
Atheros Communications Inc. (b) (l)	12	265
ATMI Inc. (b) (l)	9	264
Avanex Corp. (b) (l)	45	85
Avid Technology Inc. (b) (l)	10	381
Avocent Corp. (b)	12	419
Axcelis Technologies Inc. (b)	25	144
Bankrate Inc. (b) (l)	3	106
BearingPoint Inc. (b) (l)	44	348
Bel Fuse Inc. - Class B	3	95
Benchmark Electronics Inc. (b)	16	379
BISYS Group Inc. (b)	30	390
Black Box Corp.	4	178
Blackbaud Inc.	10	272
Blackboard Inc. (b) (l)	7	201
Blue Coat Systems Inc. (b) (l)	4	86

Bookham Inc. (b) (l)	20	80
Borland Software Corp. (b)	18	100
Bottomline Technologies Inc. (b)	5	60
Brightpoint Inc. (b)	12	158
Brocade Communications Systems Inc. (b)	66	541
Brooks Automation Inc. (b)	18	257
Cabot Microelectronics Corp. (b)	6	190
CACI International Inc. - Class A (b)	7	418
CalAmp Corp. (b)	5	42
Carreker Corp. (b)	3	21
Carrier Access Corp. (b)	4	29
Cass Information Systems Inc. (l)	1	45
C-COR Inc. (b)	12	128
Ceva Inc. (b)	2	12
Checkpoint Systems Inc. (b)	9	183
Chordiant Software Inc. (b)	20	65
Ciber Inc. (b)	12	82
Cirrus Logic Inc. (b)	20	140
CMGI Inc. (b)	102	137
CNET Networks Inc. (b)	38	343
Cogent Inc. (b) (l)	11	116
Cognex Corp. (l)	12	281
Coherent Inc. (b) (l)	7	233
Cohu Inc.	5	108
Color Kinetics Inc. (b) (l)	3	59
CommScope Inc. (b) (l)	14	428
CommVault Systems Inc. (b)	3	61
Comtech Group Inc. (b)	4	76
Comtech Telecommunications Corp. (b)	5	202
Concur Technologies Inc. (b) (l)	9	150
Conexant Systems Inc. (b) (l)	122	248
Convera Corp. (b) (l)	6	28
Corillian Corp. (b)	5	19
Covansys Corp. (b)	8	176
CPI International Inc. (b)	1	13
Credence Systems Corp. (b)	24	125
CSG Systems International (b)	12	321
CTS Corp.	9	148
Cyberoptics Corp. (b)	1	14
Cybersource Corp. (b)	8	87
Cymer Inc. (b)	9	388
Daktronics Inc. (l)	10	360
DealerTrack Holdings Inc. (b)	3	95
Digi International Inc. (b)	6	82
Digital Insight Corp. (b)	9	337

Digital River Inc. (b)	10	531
Digitas Inc. (b) (l)	22	293
Diodes Inc. (b)	5	169
Ditech Networks Inc. (b)	7	48
DivX Inc. (b) (l)	3	60
DSP Group Inc. (b)	7	159
DTS Inc. (b)	4	102
Dycom Industries Inc. (b)	10	211
Eagle Test Systems Inc. (b) (l)	2	32
Earthlink Inc. (b)	32	227
Echelon Corp. (b) (l)	8	66
eCollege.com Inc. (b) (l)	4	65
eFunds Corp. (b)	12	323
Electro Scientific Industries Inc. (b)	7	132
Electronics for Imaging Inc. (b)	14	366
Embarcado Technologies Inc. (b)	3	18
Emcore Corp. (b) (l)	8	46
EMS Technologies Inc. (b)	3	66
Emulex Corp. (b)	20	399
Entegris Inc. (b) (l)	33	361
Epicor Software Corp. (b)	13	180
EPIQ Systems Inc. (b) (l)	4	69
Equinix Inc. (b) (l)	7	523
eSpeed Inc. - Class A (b)	4	36
Euronet Worldwide Inc. (b) (l)	9	264
Exar Corp. (b)	7	90
Excel Technology Inc. (b)	3	80
Extreme Networks (b)	28	117
FalconStor Software Inc. (b) (l)	8	69
FEI Co. (b) (l)	6	148
Finisar Corp. (b) (l)	53	171
FLIR Systems Inc. (b) (l)	17	547
FormFactor Inc. (b) (l)	11	426
Forrester Research Inc. (b) (l)	4	101
Foundry Networks Inc. (b)	35	527
Gartner Inc. - Class A (b) (l)	14	285
Gateway Inc. (b) (l)	66	133
Genesis Microchip Inc. (b)	9	89
Gerber Scientific Inc. (b)	5	69
Gevity HR Inc. (l)	6	144
Global Imaging System Inc. (b)	13	288
Harmonic Inc. (b)	18	130
Heartland Payment Systems Inc. (l)	4	107
Hittite Microwave Corp. (b) (l)	3	103
Hutchinson Technology Inc. (b) (l)	7	153

Hypercom Corp. (b) (l)	13	81
Hyperion Solutions Corp. (b)	15	530
i2 Technologies Inc. (b) (l)	3	70
ID Systems Inc. (b) (l)	2	45
iGate Corp. (b) (l)	3	22
Ikanos Communications Inc. (b)	4	38
Imation Corp.	8	394
Infocrossing Inc. (b)	5	78
Informatica Corp. (b) (l)	22	267
Infospace Inc. (b)	7	149
infoUSA Inc.	9	107
Insight Enterprises Inc. (b)	12	219
Integral Systems Inc.	2	54
Interdigital Communications Corp. (b) (l)	12	419
Intermec Inc. (b) (l)	13	308
Internap Network Services Corp. (b) (l)	7	146
Internet Capital Group Inc. (b)	9	88
Inter-Tel Inc. (l)	5	105
InterVoice Inc. (b)	11	84
Interwoven Inc. (b)	11	163
Intevac Inc. (b)	6	143
Ipass Inc. (b) (l)	16	92
Itron Inc. (b)	6	319
Ixia (b)	11	103
IXYS Corp. (b)	6	51
j2 Global Communications Inc. (b)	12	340
Jack Henry & Associates Inc.	19	413
JDA Software Group Inc. (b)	7	92
Jupitermedia Corp. (b) (l)	5	42
Kanbay International Inc. (b) (l)	8	225
Keane Inc. (b)	10	121
Kemet Corp. (b)	21	154
Knot Inc. (b) (l)	6	146
Komag Inc. (b) (l)	8	294
Kopin Corp. (b) (l)	13	48
Kronos Inc. (b)	8	283
Kulicke & Soffa Industries Inc. (b)	15	126
L-1 Identity Solutions Inc. (b) (l)	18	273
Lattice Semiconductor Corp. (b)	28	179
Lawson Software Inc. (b)	30	221
LeCroy Corp. (b)	3	30
Lightbridge Inc. (b)	7	88
Lionbridge Technologies Inc. (b)	15	94
Liquidity Services Inc. (b)	2	28
Littelfuse Inc. (b)	5	172

LoJack Corp. (b)	5	82
Loral Space & Communications Inc. (b)	3	113
LTX Corp. (b)	16	90
Macrovision Corp. (b)	13	367
Magma Design Automation Inc. (b)	8	71
Manhattan Associates Inc. (b)	7	207
Mantech International Corp. - Class A (b)	4	156
MapInfo Corp. (b) (l)	5	68
Marchex Inc. - Class B (b)	6	74
MasTec Inc. (b)	10	115
Mattson Technology Inc. (b) (l)	14	129
MAXIMUS Inc.	5	155
Maxwell Technologies Inc. (b) (l)	3	44
McData Corp. - Class A (b)	42	233
Measurement Specialties Inc. (b)	3	58
Mentor Graphics Corp. (b)	20	364
Mercury Computer Systems Inc. (b)	5	62
Methode Electronics Inc.	9	101
Micrel Inc. (b)	18	191
Micros Systems Inc. (b)	9	494
Microsemi Corp. (b)	18	349
MicroStrategy Inc. - Class A (b)	3	301
Microtune Inc. (b) (l)	12	56
Midway Games Inc. (b) (l)	9	63
Mindspeed Technologies Inc. (b) (l)	27	52
MIPS Technologies Inc. - Class A (b)	9	78
MKS Instruments Inc. (b)	8	191
Mobility Electronics Inc. (b) (l)	7	23
Monolithic Power Systems Inc. (b) (l)	6	62
MoSys Inc. (b)	5	45
MPS Group Inc. (b)	25	355
MRV Communications Inc. (b) (l)	30	106
MTS Systems Corp.	4	162
Multi-Fineline Electronix Inc. (b) (l)	2	48
Neoware Systems Inc. (b) (l)	5	64
Ness Technologies Inc. (b)	7	105
Net 1 UEPS Technologies Inc. (b)	13	377
NetGear Inc. (b) (l)	8	212
Netlogic Microsystems Inc. (b) (l)	4	88
NetRatings Inc. (b)	3	47
NetScout Systems Inc. (b) (l)	6	47
Newport Corp. (b)	9	199
Nextest Systems Corp. (b)	1	8
NIC Inc. (b)	8	39
Novatel Wireless Inc. (b) (l)	6	62

Nuance Communications Inc. (b) (l)	32	362
Omniture Inc. (b)	2	33
Omnivision Technologies Inc. (b) (l)	14	185
ON Semiconductor Corp. (b) (l)	37	277
Online Resources Corp. (b) (l)	5	49
Open Solutions Inc. (b)	5	197
Openwave Systems Inc. (b) (l)	22	203
Oplink Communications Inc. (b)	4	75
Opnet Technologies Inc. (b)	3	48
Opsware Inc. (b)	21	182
Optical Communication Products Inc. (b) (l)	2	4
Optium Corp. (b)	2	39
ORBCOMM Inc. (b)	3	25
OSI Systems Inc. (b) (l)	3	63
Overland Storage Inc. (b)	2	10
OYO Geospace Corp. (b)	1	49
Packeteer Inc. (b) (l)	9	122
Palm Inc. (b) (l)	23	324
Parametric Technology Corp. (b)	28	499
Park Electrochemical Corp.	5	117
Parkervision Inc. (b) (l)	4	45
Paxar Corp. (b)	10	229
PC-Tel Inc. (b)	3	30
PDF Solutions Inc. (b) (l)	6	80
Pegasystems Inc. (l)	4	37
Perficient Inc. (b) (l)	5	83
Pericom Semiconductor Corp. (b)	6	69
Perot Systems Corp. (b)	22	357
Photon Dynamics Inc. (b) (l)	3	39
Photroncis Inc. (b) (l)	10	158
Pixelworks Inc. (b)	8	19
PlanetOut Inc. (b)	1	4
Plantronics Inc. (l)	12	246
Plexus Corp. (b)	12	276
PLX Technology Inc. (b)	7	88
Polycom Inc. (b)	22	669
Portalplayer Inc. (b) (l)	6	87
Powerwave Technologies Inc. (b) (l)	33	216
Presstek Inc. (b) (l)	6	41
Progress Software Corp. (b)	10	290
QAD Inc.	2	16
Quality Systems Inc.	4	149
Quantum Corp. (b)	67	155
Quest Software Inc. (b) (l)	16	236
Rackable Systems Inc. (b) (l)	7	208

Radiant Systems Inc. (b)	7	72
Radisys Corp. (b) (l)	5	78
Radyne Corp. (b)	4	42
Rae Systems (b) (l)	8	25
RealNetworks Inc. (b)	26	286
Redback Networks Inc. (b)	15	384
Renaissance Learning Inc. (l)	2	28
RF Micro Devices Inc. (b) (l)	48	327
RightNow Technologies Inc. (b) (l)	4	74
Rimage Corp. (b)	2	42
Rofin-Sinar Technologies Inc. (b)	4	224
Rogers Corp. (b)	4	260
Rudolph Technologies Inc. (b)	5	84
S1 Corp. (b) (l)	17	92
Safeguard Scientifics Inc. (b) (l)	29	70
SafeNet Inc. (b) (l)	7	156
Sapient Corp. (b) (l)	22	119
SAVVIS Inc. (b) (l)	8	274
Scansource Inc. (b) (l)	6	181
Secure Computing Corp. (b)	15	95
Semitool Inc. (b) (l)	6	77
Semtech Corp. (b)	17	227
SI International Inc. (b)	3	112
Sigma Designs Inc. (b) (l)	6	153
Silicon Image Inc. (b)	21	263
Silicon Storage Technology Inc. (b) (l)	21	94
Sirenza Microdevices Inc. (b) (l)	5	41
SiRF Technology Holdings Inc. (b) (l)	13	328
Skyworks Solutions Inc. (b)	41	288
Smith Micro Software Inc. (b) (l)	4	62
Sohu.com Inc. (b)	6	145
Sonic Solutions Inc. (b) (l)	6	92
SonicWALL Inc. (b)	16	136
Sonus Networks Inc. (b) (l)	64	419
Spatialight Inc. (b) (l)	9	13
SPSS Inc. (b)	5	136
SRA International Inc. - Class A (b)	9	245
Staktek Holdings Inc. (b)	3	13
Standard Microsystems Corp. (b)	6	156
Startek Inc.	3	35
Stratasys Inc. (b) (l)	2	78
Stratex Networks Inc. (b) (l)	23	111
Sunpower Corp. (b) (l)	2	93
Supertex Inc. (b) (l)	3	118
Sybase Inc. (b)	22	553

Sycamore Networks Inc. (b) (l)	45	168
SYKES Enterprises Inc. (b)	7	126
Symmetricom Inc. (b) (l)	11	96
Synaptics Inc. (b)	6	175
Synchronoss Technologies Inc. (b)	2	33
SYNNEX Corp. (b) (l)	3	56
Synplicity Inc. (b)	2	10
Syntel Inc. (l)	2	50
Take-Two Interactive Software Inc. (b) (l)	17	305
Talx Corp.	8	214
Technitrol Inc.	10	245
Techwell Inc. (b)	1	18
Tekelec (b) (l)	13	200
Telkonet Inc. (b) (l)	6	16
Terremark Worldwide Inc. (b) (l)	11	73
Tessera Technologies Inc. (b)	11	452
TheStreet.com Inc. (l)	4	35
THQ Inc. (b) (l)	15	502
TIBCO Software Inc. (b)	52	495
TNS Inc. (b)	5	102
Transaction Systems Architects Inc. (b)	9	307
Transmeta Corp. (b)	8	9
Transwitch Corp. (b) (l)	26	37
Travelzoo Inc. (b) (l)	1	18
Trident Microsystems Inc. (b) (l)	14	262
Triquint Semiconductor Inc. (b)	33	147
TTM Technologies Inc. (b)	10	111
Tyler Technologies Inc. (b)	9	131
Ulticom Inc. (b)	2	18
Ultimate Software Group Inc. (b) (l)	5	126
Ultratech Inc. (b)	5	67
United Online Inc.	16	207
Universal Display Corp. (b) (l)	5	79
Utstarcom Inc. (b) (l)	31	267
Va Linux Inc. (b)	18	91
ValueClick Inc. (b)	23	555
Varian Semiconductor Equipment Associates Inc. (b)	14	648
Vasco Data Security International (b)	7	80
Veeco Instruments Inc. (b)	7	137
Verint Systems Inc. (b)	3	114
Viasat Inc. (b) (l)	6	166
Vignette Corp. (b)	7	121
Virage Logic Corp. (b) (l)	2	22
Volterra Semiconductor Corp. (b) (l)	5	77
WebEx Communications Inc. (b)	10	354
webMethods Inc. (b)	12	89
Websense Inc. (b)	11	263
WebSideStory Inc. (b) (l)	4	48
Wind River Systems Inc. (b)	18	187
Witness Systems Inc. (b)	8	145
Wright Express Corp. (b)	10	300
X-Rite Inc.	7	86
Zhone Technologies Inc. (b) (l)	25	33
Zoran Corp. (b)	12	172
Zygo Corp. (b)	4	65
		61,137
MATERIALS - 4.5%
AEP Industries Inc. (b) (l)	2	82
AK Steel Holding Corp. (b) (l)	27	451
AM Castle & Co.	2	63
AMCOL International Corp.	5	143
American Vanguard Corp. (l)	5	75
Aptargroup Inc.	8	501
Arch Chemicals Inc.	6	185
Balchem Corp.	3	74
Bowater Inc. (l)	14	318
Brush Engineered Materials Inc. (b)	5	155
Buckeye Technologies Inc. (b)	10	120
Calgon Carbon Corp. (b) (l)	8	48
Caraustar Industries Inc. (b) (l)	6	52
Century Aluminum Co. (b) (l)	5	239
CF Industries Holdings Inc.	13	340
Chaparral Steel Co.	11	508
Chesapeake Corp.	5	92
Cleveland-Cliffs Inc. (l)	10	489
Coeur d’Alene Mines Corp. (b) (l)	67	333
Compass Minerals International Inc.	8	243
Deltic Timber Corp. (l)	2	128
Ferro Corp.	10	206
Georgia Gulf Corp. (l)	8	163
Gibraltar Industries Inc. (l)	6	139
Glatfelter	11	168
Graphic Packaging Corp. (b) (l)	16	68
Grief Inc.	4	489
HB Fuller Co.	15	381
Headwaters Inc. (b) (l)	11	257
Hecla Mining Co. (b) (l)	29	221
Hercules Inc. (b)	27	530
Innospec Inc.	3	133
Koppers Holdings Inc.	2	55
Kronos Worldwide Inc. (l)	-	16
MacDermid Inc. (l)	7	241
Mercer International Inc. (b)	7	85
Metal Management Inc.	6	240
Minerals Technologies Inc.	5	296
Myers Industries Inc.	6	94
Neenah Paper Inc.	4	129
NewMarket Corp. (l)	4	258
NL Industries	1	12
NN Inc	4	53
Olin Corp.	17	285
Olympic Steel Inc.	2	41
OM Group Inc. (b)	7	333
Omnova Solutions Inc. (b) (l)	10	47
Oregon Steel Mills Inc. (b)	9	538
Pioneer Cos. Inc. (b)	2	71
PolyOne Corp. (b)	21	161
Quanex Corp.	9	329
Rock-Tenn Co. - Class A	8	211
Rockwood Holdings Inc. (b) (l)	9	215
Royal Gold Inc. (l)	5	183
RTI International Metals Inc. (b) (l)	6	446
Ryerson Inc.	6	152
Schnitzer Steel Industries Inc. - Class A	5	217
Schulman A Inc.	6	142
Schweitzer-Mauduit International Inc.	4	106
Sensient Technologies Corp. (l)	11	274
Silgan Holdings Inc.	6	246
Spartech Corp.	8	204
Steel Technologies Inc. (l)	2	39
Stepan Co.	1	40
Stillwater Mining Co. (b)	11	136
Symyx Technologies Inc. (b)	8	176
Terra Industries Inc. (b) (l)	24	284
Texas Industries Inc. (l)	6	373
Tronox Inc. - Class B	11	170
US Concrete Inc. (b)	7	52
Wausau Paper Corp.	11	158
Wheeling-Pittsburgh Corp. (b) (l)	2	41
Worthington Industries (l)	18	312
WR Grace & Co. (b) (l)	17	341
Zoltek Cos. Inc. (b) (l)	4	83
		15,279
TELECOMMUNICATION SERVICES - 1.4%
@ Road Inc. (b) (l)	15	108
Alaska Communications Systems Group Inc. (l)	11	165
Arbinet-thexchange Inc. (b)	2	8
Atlantic Tele-Network Inc. (l)	2	48
Broadwing Corp. (b) (l)	19	301
Cbeyond Communications Inc. (b) (l)	4	133
Centennial Communications Corp. (l)	4	31
Cincinnati Bell Inc. (b)	59	269
Cogent Communications Group Inc. (b)	5	73
Commonwealth Telephone Enterprises Inc.	5	217
Consolidated Communications Holdings Inc. (l)	5	105
Covad Communications Group Inc. (b) (l)	50	69
CT Communications Inc. (l)	5	109
Dobson Communications Corp. (b) (l)	36	311
Eschelon Telecom Inc. (b)	2	37
Fairpoint Communications Inc. (l)	6	121
FiberTower Corp. (b) (l)	29	170
General Communication Inc. - Class A (b)	12	196
Globalstar Inc. (b)	5	74
Golden Telecom Inc.	5	254
Hungarian Telephone & Cable Corp. (b)	1	10
IDT Corp. - Class B (b) (l)	12	162
InPhonic Inc. (b)	6	68
Iowa Telecommunicatoins Services Inc. (l)	8	151
iPCS Inc. (b)	4	223
North Pittsburgh Systems Inc.	3	82
NTELOS Holdings Corp. (b)	3	54
Premiere Global Services Inc. (b) (l)	17	156
Shenandoah Telecom Co. (l)	2	76
SureWest Communications	4	97
Syniverse Holdings Inc. (b) (l)	6	92
Time Warner Telecom Inc. - Class A (b) (l)	35	702
USA Mobility Inc.	7	149
Vonage Holdings Corp. (b)	8	54
Wireless Facilities Inc. (b)	10	27
		4,902
UTILITIES - 2.9%
Allete Inc.	6	279
American States Water Co. (l)	4	152
Aquila Inc. (b) (l)	93	439
Avista Corp.	12	295
Black Hills Inc.	8	293
California Water Service Group (l)	5	199
Cascade Natural Gas Corp.	3	72
CH Energy Group Inc.	4	213
Cleco Corp.	14	346
Connecticut Water Services Inc.	1	30
Duquesne Light Holdings Inc. (l)	21	425
El Paso Electric Co. (b)	12	282
Empire District Electric Co.	7	172
EnergySouth Inc. (l)	1	57
Idacorp Inc.	10	400
ITC Holdings Corp. (l)	5	182
Laclede Group Inc.	5	181
MGE Energy Inc.	5	175
Middlesex Water Co.	2	36
New Jersey Resources Corp.	7	342
Nicor Inc. (l)	11	517
Northwest Natural Gas Co.	7	280
NorthWestern Corp.	8	299
Ormat Technologies Inc.	2	80
Otter Tail Corp. (l)	7	213
Peoples Energy Corp. (l)	9	414
Piedmont Natural Gas Co. (l)	19	508
PNM Resources Inc.	17	533
Portland General Electric Co. (l)	7	183
SJW Corp. (l)	4	154
South Jersey Industries Inc.	7	248
Southwest Gas Corp.	10	386
Southwest Water Co. (l)	6	76
UIL Holdings Corp.	6	263
Unisource Energy Corp. (l)	9	323
Westar Energy Inc. (l)	22	562
WGL Holdings Inc.	12	377
		9,986
Total Common Stocks (cost $281,550)		332,836

RIGHTS - 0.0%
Affordable Residential Communities (b) (f) (h)	8	7
Revlon Inc. - Class A	30	2

Total Rights (cost $0)		9

SHORT TERM INVESTMENTS - 36.3%
Mutual Funds - 2.6%
JNL Money Market Fund, 5.11% (a) (d)	8,876	8,876
Securities Lending Collateral - 33.6%
Mellon GSL Delaware Business Trust Collateral Fund (d)	115,004	115,004
U.S. Treasury Securities - 0.1%
U.S. Treasury Bill, 4.90%, 03/08/07 (m)	330	327
Total Short Term Investments (cost $124,207)		124,207

Total Investments - 133.8% (cost $405,757)		457,052
Other Assets and Liabilities, Net - (33.8%)		-115,214
Total Net Assets - 100%		$341,838

JNL/PIMCO Total Return Bond Fund
PREFERRED STOCKS - 0.6%
FINANCIALS - 0.6%
DG Funding Trust, 7.61% (e) (h)	-	$4,394
Total Preferred Stocks (cost $4,427)		4,394

OPTIONS - 0.3%
Eurodollar Future Put Option, Expiration
March 2007, Strike Price $92.00 EUR	178	1
Eurodollar Future Put Option, Expiration
March 2007, Strike Price $92.25 EUR	85	1
Eurodollar Future Put Option, Expiration
June 2007, Strike Price $91.00 EUR	330	2
Eurodollar Future Put Option, Expiration
June 2007, Strike Price $91.25 EUR	780	5
Eurodollar Future Put Option, Expiration
September 2007, Strike Price $90.50 EUR	140	1
Eurodollar Future Put Option, Expiration
September 2007, Strike Price $90.75 EUR	404	3
Eurodollar Future Put Option, Expiration
September 2007, Strike Price $91.00 EUR	50	-
Eurodollar Future Put Option, Expiration
September 2007, Strike Price $91.25 EUR	297	2
Call Swaption, 3 month LIBOR versus 5.17% fixed
Expiration February 2007	159	32
Call Swaption, 3 month LIBOR versus 5.00% fixed
Expiration March 2007	210	33
Call Swaption, 3 month LIBOR versus 5.00% fixed
Expiration March 2007	90	14
Call Swaption, 3 month LIBOR versus 5.08% fixed
Expiration April 2007	92	29
Call Swaption, 3 month LIBOR versus 5.20% fixed
Expiration May 2007	300	154
Call Swaption, 3 month LIBOR versus 5.20% fixed
Expiration May 2007	352	169
Call Swaption, 3 month LIBOR versus 5.25% fixed
Expiration June 2007	300	180
Call Swaption, 3 month LIBOR versus 5.25% fixed
Expiration June 2007	60	36
Call Swaption, 3 month LIBOR versus 5.50% fixed
Expiration June 2007	300	294
Call Swaption, 3 month LIBOR versus 4.75% fixed,
Expiration July 2007	360	26
Call Swaption, 3 month LIBOR versus 4.85% fixed,
Expiration July 2007	400	38
Call Swaption, 3 month LIBOR versus 5.25% fixed
Expiration July 2007	850	553
Call Swaption, 3 month LIBOR versus 4.90% fixed,
Expiration October 2007	250	115
Call Swaption, 3 month LIBOR versus 5.37% fixed
Expiration July 2009	656	525
Call Swaption, 6 month EURIBOR versus 3.96% fixed
Expiration July 2007	120	20

Call Swaption, 6 month EURIBOR versus 3.96% fixed
Expiration July 2007	190	32
Call Swaption, 6 month EURIBOR versus 4.10% fixed
Expiration July 2007	130	37
Call Swaption, British Pound Sterling versus 5.08% fixed
Expiration June 2007	19	2
Call Swaption, British Pound Sterling versus 5.08% fixed
Expiration June 2007	28	2
Call Swaption, Euro versus 3.96% fixed, Expiration July 2007	60	10
Total Options (cost $2,084)		2,316

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 12.8%
ACE Securities Corp., 5.40%, 10/25/36 (g)	$1,286	1,287
American Home Mortgage Investment Trust,
4.39%, 02/25/45 (g)	823	809
Amortizing Residential Collateral Trust, 5.37%, 07/25/32 (g)	15	15
Arkle Master Issuer Plc, 5.33%, 11/19/07 (e) (f) (g)	3,600	3,606
Asset Backed Securities Corp. Home Equity,
5.63%, 09/25/34 (g)	1,083	1,082
Banc of America Funding Corp., 4.11%, 05/25/35 (g)	953	931
Banc of America Mortgage Securities
6.50%,10/25/31	262	265
6.50%,09/25/33	96	97
Bear Stearns Adjustable Rate Mortgage Trust
5.30%, 11/25/30 (g)	11	11
5.33%, 02/25/33 (g)	79	78
5.62%, 02/25/33 (g)	65	64
5.07%, 04/25/33 (g)	256	256
4.67%, 01/25/34 (g)	629	627
4.75%, 10/25/35 (g)	4,022	3,977
Bear Stearns Alt-A Trust, 5.41%, 05/25/35	1,287	1,289
Chase Credit Card Master Trust, 5.43%, 06/15/09 (g)	5,300	5,301
Citigroup Mortgage Loan Trust Inc., 4.70%, 12/25/35 (g)	360	355
Countrywide Alternative Loan Trust,
5.50%, 01/25/46, TBA (c) (f) (g)	1,300	1,302
Countrywide Alternative Loan Trust, 5.53%, 12/25/46 (g)	1,499	1,497
Countrywide Asset-Backed Certificates, 5.46%, 10/25/36 (g)	1,803	1,803
Countrywide Home Loan Mortgage Pass Through Trust
5.35%, 05/25/34 (g)	215	216
5.25%, 02/20/36 (g)	425	422
CS First Boston Mortgage Securities Corp.
5.30%, 11/15/19 (e) (g)	1,007	1,007
4.95%, 03/25/32 (e) (g)	98	98
Equity One ABS Inc., 5.36%, 11/25/32 (g)	220	220
First Franklin Mortgage Loan Trust, 5.44%, 11/25/36 (g)	432	432
Fremont Home Loan Trust
5.17%, 01/25/36 (g)	115	115
5.39%, 02/27/37 (g)	1,382	1,382
GE Capital Commercial Mortgage Corp., 4.23%, 12/10/37	4,159	4,069
GreenPoint Mortgage Funding Trust,
5.43%, 01/25/47 (f) (g)	1,600	1,600

GSR Mortgage Loan Trust, 4.54%, 09/25/35 (g)	4,382	4,304
Harborview Mortgage Loan Trust, 5.57%, 05/19/35 (g)	452	453
HSI Asset Securitization Corp. Trust, 5.40%, 12/25/36 (g)	986	984
Impac CMB Trust, 5.33%, 04/25/34 (g)	179	179
Indymac ARM Trust, 6.60%, 01/25/32 (g)	2	2
Indymac Index Mortgage Loan Trust
5.20%,01/25/36	2,174	2,188
5.44%, 11/25/46 (f) (g)	1,308	1,312
JPMorgan Mortgage Acquisition Corp., 5.37%, 08/25/36 (g)	871	871
Lehman Brothers Holdings Inc., 5.43%, 09/15/21 (e) (g)	1,488	1,488
Long Beach Mortgage Loan Trust, 5.63%, 10/25/34 (g)	344	344
Mellon Residential Funding Corp.
5.57%, 10/20/29 (g)	503	508
5.32%, 06/15/30 (g)	900	900
Merrill Lynch Mortgage Trust, 5.42%, 08/25/36 (f) (g)	7,600	7,607
Mid-State Trust, 8.33%, 04/01/30	18	19
Newcastle Mortgage Securities Trust, 5.42%, 03/25/36 (g)	1,816	1,816
Nomura Home Equity Loan Trust, 5.43%, 02/25/36 (g)	460	460
Park Place Securities Inc., 5.66%, 10/25/34 (g)	4,766	4,769
Prime Mortgage Trust
5.48%, 02/25/19 (g)	47	47
5.48%, 02/25/34 (g)	201	201
Residential Asset Securities Corp., 5.42%, 11/25/36 (g)	1,918	1,918
Saxon Asset Securities Trust, 5.38%, 11/25/36 (g)	1,001	1,001
SBI Heloc Trust, 5.49%, 08/25/36 (e) (g)	1,100	1,101
Sequoia Mortgage Trust, 5.43%, 10/19/26 (g)	181	181
SLM Student Loan Trust, 5.38%, 01/25/16 (g)	1,766	1,767
Soundview Home Equity Loan Trust
5.37%, 09/01/36 (g)	1,266	1,266
5.43%, 01/25/37 (f) (g)	7,700	7,705
Structured Asset Investment Loan Trust,
5.17%, 07/25/35 (g)	421	421
Structured Asset Mortgage Investments Inc.,
5.41%, 09/19/32 (g)	170	170
Structured Asset Securities Corp.
6.07%, 02/25/32 (g)	6	6
5.37%, 01/25/33 (g)	13	13
5.45%, 07/25/35 (g)	573	573
5.37%, 10/25/36 (g)	2,134	2,134
Thornburg Mortgage Securities Trust
5.44%, 06/25/36 (g)	3,512	3,506
5.43%, 12/25/36 (g)	1,586	1,585
Vendee Mortgage Trust, 6.50%, 09/15/24	1,022	1,040
Wachovia Bank Commercial Mortgage Trust,
5.44%, 08/11/18 (e) (g)	5,369	5,369
Washington Mutual Inc.
5.12%, 10/25/32 (g)	75	75
5.29%, 08/25/42 (g)	713	713
6.03%, 11/25/42 (g)	452	454
5.37%, 10/25/45 (g)	448	449
Washington Mutual MSC Mortgage Pass-Through

Certificates, 6.06%, 02/25/31 (g)	33	33
Wells Fargo Home Equity Trust, 5.47%, 12/25/35 (e) (g)	1,983	1,983
Wells Fargo Mortgage Backed Securities Trust,
4.95%,03/25/36	1,730	1,709
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $97,922)		97,837

CORPORATE BONDS AND NOTES - 22.7%
CONSUMER DISCRETIONARY - 0.7%
Comcast Corp.
5.67%, 07/14/09 (g)	1,700	1,703
5.88%,02/15/18	400	396
6.45%,03/15/37	400	400
COX Communications Inc., 5.88%, 12/01/16 (e)	300	298
DaimlerChrysler NA Holding Corp., 5.92%, 08/03/09 (g)	1,400	1,402
Home Depot Inc., 5.25%, 12/16/13	200	199
Viacom Inc.
5.62%, 03/22/07 (g)	800	800
5.75%,04/30/11	200	200
		5,398
CONSUMER STAPLES - 0.4%
Wal-Mart Stores Inc., 5.27%, 06/16/08 (g)	3,300	3,299

ENERGY - 1.1%
Anadarko Petroleum Corp., 5.76%, 09/15/09 (g)	2,200	2,209
El Paso Corp.
8.05%,10/15/30	1,000	1,110
7.80%,08/01/31	1,500	1,639
Gaz Capital SA, 6.21%, 11/22/16	300	302
Peabody Energy Corp., 7.88%, 11/01/26	600	645
Pemex Project Funding Master Trust, 5.75%, 12/15/15	500	497
Ras Laffan LNG III, 5.84%, 09/30/27 (e)	500	480
Transocean Inc., 5.59%, 09/05/08 (g)	1,400	1,401
		8,283
FINANCIALS - 18.7%
Abbey National Plc, 5.28%, 07/02/08 (g)	3,900	3,897
American General Finance Corp., 5.41%, 03/23/07 (g)	300	300
American International Group Inc.
5.35%, 06/16/08 (e) (f) (g)	1,400	1,417
5.40%, 06/16/09 (e) (f) (g)	1,200	1,209
American International Group Inc., 5.05%, 10/01/15	200	194
ANZ National International Ltd., 5.54%, 08/07/20 (e) (g)	4,800	4,796
Atlantic & Western Re Ltd., 10.99%, 01/09/07 (e) (g) (h)	250	250
Bank of America Corp.
5.38%, 06/19/09 (g)	6,400	6,403
5.38%, 11/06/09 (g)	200	200
6.00%,10/15/36	600	618
Banque Centrale de Tunisie, 7.50%, 08/06/09 (e)	300	424
Barclays Bank Plc, 5.04%, 01/29/07 (g)	5,900	5,900
Bear Stearns Cos. Inc., 5.45%, 03/30/09 (g)	2,500	2,503
BNP Paribas

5.29%, 05/28/08 (g)	1,200	1,200
5.19%, 06/29/15 (e)	4,100	3,936
C5 Capital SPV Ltd., 6.72%, 12/31/49 (e) (f)	1,000	1,001
China Development Bank, 5.00%, 10/15/15	200	195
CIT Group Inc
5.52%, 12/19/08 (g)	500	501
5.53%, 01/30/09 (g)	6,200	6,215
5.49%, 08/17/09 (g)	400	400
Citigroup Funding Inc., 5.34%, 12/08/08 (g)	500	500
Citigroup Global Markets Holdings Inc.
4.89%, 03/07/08 (g)	1,700	1,701
5.46%, 03/17/09 (g)	400	400
Citigroup Inc.
5.00%, 12/26/08 (g)	3,200	3,202
5.42%, 01/30/09 (g)	3,600	3,601
5.39%, 12/28/09 (g)	400	400
6.13%,08/25/36	800	833
Ford Motor Credit Co., 7.88%, 06/15/10	1,000	1,008
Fortis Bank NY, 5.30%, 04/28/08 (g)	3,200	3,200
General Electric Capital Corp.
5.40%, 01/05/09 (g)	3,000	3,002
5.44%, 01/20/10 (g)	400	401
5.42%, 10/06/10 (g)	2,000	2,000
5.41%, 04/01/12 (g)	2,100	2,099
5.22%, 01/08/16 (g)	200	200
General Motors Acceptance Corp., 6.04%, 03/20/07 (g)	300	300
GMAC LLC, 6.00%, 12/15/11	200	199
Goldman Sachs Group Inc.
5.46%, 11/10/08 (g)	1,600	1,602
5.41%, 12/23/08 (g)	700	700
5.46%, 06/23/09 (g)	5,100	5,103
HBOS Plc, 5.92%, 10/01/15 (e)	200	196
HBOS Treasury Services Plc, 5.55%, 07/17/09 (e) (g)	2,300	2,301
HSBC Bank USA, 5.49%, 06/10/09 (g)	3,000	3,010
HSBC Finance Corp.
5.04%, 09/15/08 (g)	4,100	4,110
5.42%, 10/21/09 (g)	1,000	1,000
HSBC Holdings Plc, 6.50%, 05/02/36	500	538
John Deere Capital Corp., 5.40%, 07/15/08 (g)	1,400	1,401
JPMorgan Chase Capital XX, 6.55%, 09/29/36	300	310
Lehman Brothers Holdings Inc.
5.40%, 11/24/08 (g)	4,800	4,801
5.42%, 12/23/08 (g)	200	200
5.45%, 04/03/09 (g)	600	601
5.62%, 11/10/09 (g)	900	904
5.59%, 07/18/11 (g)	1,100	1,102
Merrill Lynch & Co. Inc.
5.46%, 08/22/08 (g)	1,000	1,001
5.46%, 08/14/09 (g)	1,400	1,401
5.45%, 12/04/09 (g)	1,700	1,700
5.58%, 07/25/11 (g)	1,900	1,903

MetLife Inc., 6.40%, 12/15/36	500	502
Morgan Stanley
5.30%, 02/15/07 (g)	1,100	1,100
5.61%, 01/22/09 (g)	3,700	3,706
5.28%, 02/09/09 (g)	2,900	2,905
National Australia Bank Ltd., 5.39%, 09/11/09 (e) (g)	1,300	1,300
Nordea Bank Finland NY
5.29%, 03/31/08 (g)	1,100	1,099
5.31%, 05/28/08 (g)	1,200	1,200
Petroleum Export Ltd., 5.27%, 06/15/11 (e)	178	173
RBS Capital Trust I, 4.71%, 12/29/49	800	760
Resona Bank Ltd., 5.85%, 04/15/16 (e)	300	293
Royal Bank of Scotland Group Plc, 5.12%, 07/21/08 (e) (g)	2,400	2,401
Santander U.S. Debt SA UNI, 5.43%, 11/20/09 (e) (g)	3,200	3,200
SLM Corp., 5.52%, 07/27/09 (g)	1,000	1,002
SMFG Preferred Capital Ltd., 6.08%, 12/25/49 (e)	1,000	992
Societe Generale NY, 5.30%, 03/28/08 (g)	700	700
Sumitomo Mitsui Banking Corp., 5.63%, 10/15/15 (e)	1,500	1,466
Unicredito Italiano NY
5.36%, 05/06/08 (g)	7,400	7,397
5.37%, 05/29/08 (g)	1,800	1,800
USB Capital IX, 6.19%, 04/15/11	200	204
VTB Capital SA, 5.97%, 08/01/08 (e) (g)	1,400	1,401
Wachovia Bank NA
5.36%, 06/27/08 (g)	1,400	1,401
5.41%, 03/23/09 (g)	1,600	1,600
Wachovia Corp.
5.43%, 10/28/08 (g)	3,600	3,604
5.41%, 12/01/09 (g)	200	200
5.51%, 10/15/11 (g)	600	600
Wells Fargo & Co., 5.46%, 09/15/09 (g)	2,700	2,705
Westpac Banking Corp., 5.28%, 06/06/08 (g)	900	900
		143,100
INDUSTRIALS - 0.7%
General Electric Co., 5.39%, 12/09/08 (g)	3,400	3,402
Parker Hannifin Employee Stock Ownership Trust,
6.34%, 07/15/08 (e) (h)	56	56
Siemens Financieringsmaatschappij NV,
5.47%, 08/14/09 (e) (g)	2,100	2,100
		5,558
MATERIALS - 0.1%
Corp Nacional del Cobre de Chile, 6.15%, 10/24/36 (e)	200	205
Vale Overseas Ltd.
6.25%,01/23/17	300	301
6.88%,11/21/36	300	308
		814
TELECOMMUNICATION SERVICES - 1.0%
AT&T Inc.
4.21%, 06/05/07 (e)	1,900	1,890
5.58%, 11/14/08 (g)	900	903
Qwest Corp., 7.63%, 06/15/15	900	963

Sprint Nextel Corp., 6.00%, 12/01/16	300	292
Telecom Italia Capital SA
5.67%, 06/19/09 (g)	1,800	1,802
5.98%, 07/18/11 (g)	1,900	1,897
		7,747
Total Corporate Bonds and Notes (cost $172,625)		174,199

GOVERNMENT AND AGENCY OBLIGATIONS - 54.4%
GOVERNMENT SECURITIES - 13.9%
Municipals - 0.5%
State of Texas, 4.75%, 04/01/35	600	612
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23	295	293
Tobacco Settlement Financing Corp. NJ
6.13%,06/01/24	500	541
6.75%,06/01/39	2,400	2,742
		4,188
Small Business Administration Participation Certificates - 0.2%
Small Business Administration Participation Certificates,
7.45%,08/01/10	10	10
6.29%,01/01/21	54	55
5.13%,09/01/23	80	80
5.52%,06/01/24	1,591	1,612
		1,757
Sovereign - 4.4%
Bundesobligation, 4.00%, 2/16/2007	19,000	25,088
Export-Import Bank of China, 4.88%, 07/21/15 (e)	200	194
France Treasury Bill
3.28%, 01/18/07 (k)	400	527
3.51%, 02/08/07 (k)	3,630	4,773
France Treasury Note, 2.25%, 03/12/07	350	461
Mexico Government International Bond Value
Recovery Right, 0.00%, 06/30/07 (g)	4,850	70
Panama Government International Bond
9.38%,07/23/12	200	235
8.88%,09/30/27	200	254
6.70%,01/26/36	261	271
Province of Quebec Canada, 5.00%, 12/01/38	1,500	1,350
South Africa Government International Bond,
9.13%,05/19/09	100	108
		33,331
U.S. Treasury Inflation Index Securities- 1.2%
U.S. Treasury Inflation Index Note
3.38%, 01/15/07 (m)	100	127
2.38%,01/15/25	1,800	1,919
2.00%,01/15/26	6,100	5,833
3.63%,04/15/28	800	1,205
		9,084
U.S. Treasury Securities - 7.6%
U.S. Treasury Note
4.75%,12/31/08	23,800	23,772
4.63%,12/31/11	34,600	34,484

		58,256
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 40.5%
Federal Home Loan Mortgage Corp. - 1.4%
Federal Home Loan Mortgage Corp.
5.50%,06/12/08	1,500	1,500
6.00%,03/01/16	100	102
6.00%,08/01/16	38	39
5.00%,11/01/18	603	594
7.00%,05/15/23	563	581
6.10%, 07/01/27 (g)	2	2
5.80%, 11/15/30 (g)	9	9
6.00%, 01/16/31, TBA (c)	1,000	1,007
7.50%, 03/01/32 (f)	191	192
6.00%,10/01/32	272	274
6.00%,03/01/33	334	338
6.00%,08/01/33	143	144
4.50%,03/15/34	7,015	5,546
5.09%, 02/25/45 (g)	234	233
		10,561
Federal National Mortgage Association - 39.0%
Federal National Mortgage Association
5.50%,11/01/13	10	11
5.50%,03/01/16	122	123
6.00%,04/01/16	191	194
6.00%,05/01/16	80	82
6.00%,08/01/16	38	38
6.00%,09/01/16	23	23
6.00%,11/01/16	119	121
5.50%,12/01/16	317	318
5.50%,01/01/17	91	91
6.00%,02/01/17	23	23
5.50%,03/01/17	98	98
6.00%,03/01/17	124	125
6.00%,04/01/17	102	104
6.00%,05/01/17	26	26
5.50%,10/01/17	84	84
6.00%,10/01/17	74	75
5.50%,11/01/17	54	54
5.00%,05/01/18	22	21
5.00%,06/01/18	339	334
5.00%,08/01/18	1,607	1,584
5.00%,09/01/18	867	853
5.00%,10/01/18	496	489
5.00%,01/01/19	588	579
5.00%,02/01/19	212	208
5.00%,04/01/19	472	464
5.00%,06/01/19	1,352	1,331
5.00%,10/01/19	1,726	1,698
5.00%,12/01/19	1,821	1,792
5.00%,07/01/20	415	408

5.00%,10/01/20	21	21
5.00%,04/01/21	1,464	1,439
5.50%,11/01/32	2,450	2,426
5.50%,01/01/33	663	656
6.00%,03/01/33	55	56
5.00%,04/25/33	941	915
5.50%,06/01/33	1,466	1,451
5.50%,07/01/33	17	16
5.50%,08/01/33	600	594
5.50%,10/01/33	24	24
5.50%,11/01/33	957	948
5.50%,12/01/33	754	746
5.00%, 01/01/34, TBA (c)	34,500	33,304
5.50%,01/01/34	94	93
5.50%,02/01/34	1,447	1,432
5.50%,03/01/34	3,104	3,074
5.50%,04/01/34	6,369	6,304
5.50%,05/01/34	1,328	1,315
5.50%,06/01/34	2,639	2,611
5.50%,07/01/34	1,019	1,008
5.50%,09/01/34	2,981	2,949
5.50%,10/01/34	767	759
5.50%,11/01/34	1,340	1,326
5.50%,12/01/34	690	682
4.89%, 01/01/35 (g)	2,946	2,936
5.50%,01/01/35	7,977	7,891
5.50%,02/01/35	64,580	63,873
5.50%,03/01/35	16,664	16,472
5.50%,04/01/35	6,297	6,225
5.50%,05/01/35	2,319	2,291
4.68%, 05/25/35 (g)	300	297
5.50%,06/01/35	2,706	2,675
5.50%,07/01/35	8,881	8,780
5.00%,08/01/35	709	685
5.50%,08/01/35	7,845	7,757
5.00%,09/01/35	19,254	18,945
5.00%,10/01/35	5,378	5,307
5.50%,11/01/35	2,191	2,166
5.00%,03/01/36	34,808	33,601
5.50%,04/01/36	3,425	3,385
5.50%,07/01/36	3,648	3,605
5.50%,10/01/36	266	263
5.50%,11/01/36	352	348
5.50%,12/01/36	1,701	1,681
5.50%, 01/01/37, TBA (c)	14,900	14,723
6.00%, 01/16/37, TBA (c)	17,000	17,112
5.29%, 09/01/40 (g)	42	43
6.50%,12/25/42	126	128
6.03%, 06/01/43 (g)	1,695	1,704
5.41%, 03/25/44 (g)	1,205	1,206
		299,599

Government National Mortgage Association - 0.1%
Government National Mortgage Association
4.38%, 05/20/26 (g)	135	135
5.38%, 02/20/27 (g)	12	12
4.38%, 04/20/30 (g)	26	26
4.38%, 05/20/30 (g)	21	21
4.75%, 02/20/32 (g)	236	236
5.00%, 02/20/32 (g)	144	144
		574
Total Government and Agency Obligations (cost $419,480)		417,350

SHORT TERM INVESTMENTS - 25.5%
Commercial Paper - 21.5%
ASB Bank Ltd., 5.23%, 03/06/07	19,100	18,925
Bank of America Corp.
5.25%,03/19/07	2,500	2,472
5.23%,03/20/07	13,400	13,249
Bank of Ireland, 5.23%, 03/13/07	3,400	3,365
DaimlerChrysler NA Holding Corp., 5.35%, 06/22/07	5,500	5,359
Danske Corp.
5.26%,01/04/07	1,000	1,000
5.26%,01/18/07	2,600	2,593
5.24%,01/30/07	18,800	18,719
Dexia Delaware LLC, 5.30%, 01/02/07	18,600	18,597
IXIS Commercial Paper Corp., 5.26%, 02/02/07	20,900	20,802
Skandi Ensk Bank, 5.23%, 03/12/07	20,900	20,689
Societe Generale NY
5.25%,01/08/07	1,800	1,798
5.22%,03/01/07	14,700	14,578
UBS Finance LLC
5.27%,01/02/07	15,600	15,598
5.16%,06/12/07	7,600	7,424
		165,168
Mutual Funds - 0.4%
JNL Money Market Fund, 5.11% (a) (d)	3,500	3,500

Repurchase Agreement - 2.9%
Repurchase Agreement with Lehman Brothers
Holdings Inc., 4.85% (Collateralized by $22,360
U.S. Treasury Note, 1.63%, due 01/15/15, market
value $ 21,061) acquired on 12/29/06, due 01/03/06
at $22,015	22,000	22,000

U.S. Treasury Securities - 0.7%
U.S. Treasury Bill, 4.80%, 03/15/07 (m)	5,693	5,639
Total Short Term Investments (cost $196,299)		196,307

Total Investments - 116.3% (cost $892,837)		892,403
Other Assets and Liabilities, Net - (16.5%)		-125,274
Total Net Assets - 100%		$767,129

JNL/Select Balanced Fund
COMMON STOCKS - 64.2%
CONSUMER DISCRETIONARY - 4.7%
BorgWarner Inc.	38	$2,248
CBS Corp.	90	2,810
Comcast Corp. - Class A (b)	95	4,034
Home Depot Inc. (l)	25	1,004
McDonald’s Corp.	91	4,021
New York Times Co. - Class A (l)	65	1,579
Viacom Inc. (b)	66	2,702
Warner Music Group Corp.	43	985
Whirlpool Corp. (l)	18	1,528
		20,911
CONSUMER STAPLES - 6.8%
Altria Group Inc.	68	5,801
Bunge Ltd. (l)	35	2,502
Coca-Cola Co.	72	3,488
Kimberly-Clark Corp.	55	3,751
SYSCO Corp.	84	3,080

Tyson Foods Inc.	113	1,854
Unilever NV - ADR	126	3,439
Wal-Mart Stores Inc.	128	5,930
		29,845
ENERGY - 10.7%
BP Plc - ADR	28	1,905
Cameco Corp.	58	2,350
Chevron Corp.	129	9,471
ConocoPhillips	69	4,935
EnCana Corp.	71	3,273
Exxon Mobil Corp.	174	13,364
Schlumberger Ltd.	29	1,857
Total SA - ADR (l)	99	7,120
XTO Energy Inc.	56	2,616
		46,891
FINANCIALS - 11.4%
ACE Ltd.	69	4,179
Allstate Corp.	48	3,119
American International Group Inc.	54	3,891
Bank of America Corp.	160	8,531
Citigroup Inc.	166	9,252
Freddie Mac	39	2,641
Hartford Financial Services Group Inc.	39	3,639
MBIA Inc.	34	2,462
Merrill Lynch & Co. Inc.	38	3,556
PNC Financial Services Group Inc.	40	2,947
State Street Corp.	56	3,763
Synovus Financial Corp.	74	2,291
		50,271
HEALTH CARE - 6.6%
Abbott Laboratories	114	5,552

Bristol-Myers Squibb Co.	164	4,314
Eli Lilly & Co.	109	5,674
Medtronic Inc.	70	3,735
Sanofi-Aventis - ADR	51	2,364
Schering-Plough Corp.	216	5,113
Wyeth	47	2,409
		29,161
INDUSTRIALS - 7.5%
American Standard Cos. Inc. (l)	58	2,654
Avery Dennison Corp.	37	2,527
Deere & Co.	47	4,487
General Electric Corp.	245	9,102
Illinois Tool Works Inc.	46	2,129
Pentair Inc.	90	2,826
Pitney Bowes Inc.	50	2,310
Southwest Airlines Co.	117	1,799
United Parcel Service Inc. - Class B	34	2,549
Waste Management Inc.	72	2,662
		33,045
INFORMATION TECHNOLOGY - 5.5%
Automatic Data Processing Inc.	35	1,714
EMC Corp. (b) (l)	174	2,298
First Data Corp.	71	1,807
International Business Machines Corp.	64	6,237
KLA-Tencor Corp.	28	1,403
Maxim Integrated Products Inc.	64	1,969
Microsoft Corp.	126	3,750
Motorola Inc.	160	3,290
SanDisk Corp. (b) (l)	33	1,420
Western Union Co.	20	444
		24,332
MATERIALS - 4.4%
Alcoa Inc.	135	4,060
EI Du Pont de Nemours & Co.	110	5,373
International Paper Co.	65	2,227
Newmont Mining Corp.	41	1,851
Owens-Illinois Inc. (b) (l)	90	1,668
Weyerhaeuser Co.	57	4,020
		19,199

TELECOMMUNICATION SERVICES - 3.7%
AT&T Inc.	317	11,347
Sprint Nextel Corp.	108	2,034
Verizon Communications Inc.	79	2,931
		16,312
UTILITIES - 2.9%
Dominion Resources Inc. (l)	42	3,497
Exelon Corp.	70	4,301
PPL Corp.	70	2,505
Progress Energy Inc. (l)	29	1,418
Veolia Environnement - ADR	13	941

		12,662
Total Common Stocks (cost $232,224)		282,629

WARRANTS - 0.0%
Lucent Technologies Inc.	1	-
Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 4.4%
AmeriCredit Automobile Receivables Trust,
3.10%,11/06/09	196	196
Banc of America Commercial Mortgage Inc.
5.68%,06/11/35	153	153
5.12%,07/11/43	750	745
5.74%, 05/10/45 (g)	350	362
5.18%,09/10/47	1,200	1,192
Bank of America-First Union NB Commercial Mortgage,
5.46%,04/11/37	500	504
Bank One Issuance Trust, 4.77%, 02/16/16	500	481
Bear Stearns Commercial Mortgage Securities
5.46%,03/11/39	415	421
4.87%,09/11/42	500	485
BMW Vehicle Owner Trust, 3.52%, 10/25/10	1,000	988
Capital One Financial Corp., 5.70%, 09/15/11	400	406
Capital One Multi-Asset Execution Trust
3.40%,11/16/09	480	480
4.50%,06/15/11	500	494
Centex Home Equity, 4.72%, 10/25/31	115	114
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.23%,07/15/44	500	499
Commercial Mortgage Acceptance Corp., 7.64%, 06/15/31	500	527
Commercial Mortgage Pass Through Certificates,
5.77%, 06/10/46 (g)	350	363
Countrywide Home Loans Inc., 5.28%, 11/25/35 (g)	162	161
Credit Suisse Mortgage Capital Certificates
5.56%,02/15/39	450	457
5.47%, 09/15/39 (g)	355	358
CS First Boston Mortgage Securities Corp., 6.13%, 04/15/37	500	519
GE Capital Commercial Mortgage Corp., 6.03%, 08/11/33	600	604
Harley-Davidson Motorcycle Trust
1.89%,02/15/11	201	196
2.00%,11/15/11	138	134
Household Automotive Trust, 5.28%, 09/19/11 (g)	475	476
JP Morgan Commercial Mortgage Finance Corp.
6.61%,01/15/30	556	560
6.51%,10/15/35	803	813
JPMorgan Chase Commercial Mortgage Securities Corp.
4.98%,10/15/42	700	680
5.48%,12/12/44	500	505
LB-UBS Commercial Mortgage Trust, 4.95%, 09/15/30	500	488
Marriott Vacation Club Trust, 5.36%, 10/20/28 (e) (g)	145	145
MBNA Master Credit Card Trust USA, 6.65%, 08/15/11 (e)	500	513

Merrill Lynch Mortgage Trust
5.89%, 03/25/36 (g)	163	165
5.05%,07/12/38	500	490
Morgan Stanley Dean Witter Capital I, 5.98%, 01/15/39	560	578
PNC Mortgage Acceptance Corp., 6.36%, 03/12/34	1,000	1,039
Residential Accredit Loans Inc., 5.26%, 02/25/35	464	461
Susquehanna Auto Lease Trust, 5.21%, 03/16/09 (e)	410	409
Wells Fargo Mortgage Backed Securities Trust
4.55%, 03/25/35 (g)	400	394
5.55%, 04/25/36 (g)	621	619
WFS Financial Owner Trust, 2.73%, 05/20/11	183	180
		19,354
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $19,696)		19,354

CORPORATE BONDS AND NOTES - 5.9%
CONSUMER DISCRETIONARY - 1.2%
Comcast Corp.
5.85%,01/15/10	200	203
5.65%,06/15/35	600	545
COX Communications Inc., 5.45%, 12/15/14	500	487
DaimlerChrysler NA Holding Corp.
4.75%,01/15/08	500	495
5.88%,03/15/11	400	402
Federated Retail Holding Inc., 5.90%, 12/01/16	192	192
Harrah’s Operating Co. Inc., 6.50%, 06/01/16	350	313
News America Inc., 6.40%, 12/15/35	490	487
Target Corp., 5.38%, 06/15/09	500	503
Time Warner Inc., 5.50%, 11/15/11	325	324
Viacom Inc., 6.88%, 04/30/36	670	662
Walt Disney Co., 5.38%, 06/01/07	400	400
Wyndham Worldwide Corp., 6.00%, 12/01/16 (e)	185	182
		5,195
CONSUMER STAPLES - 0.2%
CVS Corp., 6.13%, 08/15/16	400	413
Diageo Capital Plc, 3.50%, 11/19/07	600	591
		1,004
FINANCIALS - 2.8%
Ace Capital Trust II, 9.70%, 04/01/30	525	719
AMBAC Financial Group Inc., 5.95%, 12/05/35	495	493
ASIF Global Financing, 4.90%, 01/17/13 (e)	500	488
AXA SA, 8.60%, 12/15/30	425	551
Bank Of America Corp., 5.42%, 03/15/17 (e)	700	690
Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	170	165
CIT Group Inc., 7.38%, 04/02/07	500	502
Citigroup Inc.
3.50%,02/01/08	250	246
6.00%,02/21/12	500	516
Credit Suisse USA Inc., 4.88%, 01/15/15	345	335
Developers Diversified Realty Corp., 5.38%, 10/15/12	350	347
Everest Reinsurance Holdings Inc., 5.40%, 10/15/14	215	211

General Electric Capital Corp., 5.88%, 02/15/12 (l)	1,000	1,028
Genworth Financial Inc., 6.15%, 11/15/66 (g)	500	499
Hartford Financial Services Group Inc., 6.10%, 10/01/41	700	708
HSBC Bank USA NA, 5.88%, 11/01/34	250	250
HSBC Finance Corp., 6.38%, 11/27/12	500	526
John Deere Capital Corp., 4.88%, 10/15/10	380	373
Kimco Realty Corp., 5.78%, 03/15/16	345	349
Liberty Mutual Insurance Co., 7.88%, 10/15/26 (e)	475	540
MetLife Inc., 6.50%, 12/15/32	350	379
ProLogis Trust, 5.63%, 11/15/16	400	397
Prudential Financial Inc., 5.50%, 03/15/16	425	425
Simon Property Group LP, 6.10%, 05/01/16	665	689
U.S. Bank NA, 4.95%, 10/30/14	450	438
Wachovia Corp., 5.25%, 08/01/14	500	494
Willis North America Inc., 5.63%, 07/15/15	105	101
		12,459
INDUSTRIALS - 0.3%
Raytheon Co., 6.75%, 08/15/07	146	147
Siemens Financieringsmaatschappij NV,
5.75%, 10/17/16 (e)	675	684
Southwest Airlines Co., 5.75%, 12/15/16 (l)	500	490
		1,321
INFORMATION TECHNOLOGY - 0.1%
Hewlett-Packard Co., 5.50%, 07/01/07	500	501

MATERIALS - 0.2%
Corp Nacional del Cobre de Chile, 5.50%, 10/15/13 (e)	500	500
Weyerhaeuser Co., 7.13%, 07/15/23	350	350
		850
TELECOMMUNICATION SERVICES - 0.7%
Deutsche Telekom International Finance BV,
8.25%,06/15/30	275	338
Embarq Corp., 7.08%, 06/01/16	150	153
New Cingular Wireless Services Inc., 7.88%, 03/01/11	750	818
Sprint Capital Corp., 6.13%, 11/15/08	125	126
Telecom Italia Capital SA, 5.25%, 10/01/15	675	631
Verizon Global Funding Corp.
6.13%,06/15/07	500	501
7.75%,12/01/30	500	586
		3,153
UTILITIES - 0.4%
Abu Dhabi National Energy Co., 5.88%, 10/27/16 (e)	195	196
Consolidated Edison Inc., 5.30%, 12/01/16	250	246
MidAmerican Energy Holdings Co., 6.13%, 04/01/36	350	353
Southern California Edison Co., 5.55%, 01/15/37	500	478
		1,273
Total Corporate Bonds and Notes (cost $25,964)		25,756

GOVERNMENT AND AGENCY OBLIGATIONS - 20.5%
GOVERNMENT SECURITIES - 8.1%
Municipals - 0.6%

Oregon School Boards Association, 4.76%, 06/30/28	420	381
State of Illinois, 5.10%, 06/01/33	375	359
Tennessee Valley Authority, 4.38%, 06/15/15	1,900	1,822
		2,562
Sovereign - 0.1%
Financing Corp. FICO
4.49%, 12/06/13 (k)	275	195
4.49%, 12/27/13 (k)	220	156
		351
U.S. Treasury Inflation Index Securities - 1.5%
U.S. Treasury Inflation Index Note
2.00%, 01/15/16 (l)	3,500	3,436
2.38%, 01/15/25 (l)	3,250	3,464
		6,900
U.S. Treasury Securities - 5.9%
Resolution Funding Corp. - Strip, 3.88%, 04/15/14 (k)	2,550	1,807
U.S. Treasury Bond, 6.25%, 08/15/23 (l)	1,775	2,043
U.S. Treasury Note
2.63%, 03/15/09 (l)	3,775	3,607
3.50%, 12/15/09 (l)	6,900	6,670
3.50%, 02/15/10 (l)	3,250	3,136
4.38%, 12/15/10 (l)	1,125	1,112
4.88%, 04/30/11 (l)	7,508	7,557
		25,932
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 12.4%
Federal Home Loan Bank - 0.4%
Federal Home Loan Bank, 4.88%, 11/18/11 (l)	1,550	1,544
Federal Home Loan Mortgage Corp. - 4.4%
Federal Home Loan Mortgage Corp.
5.50%,10/01/16	331	331
6.00%,04/01/17	232	235
5.00%,10/01/17	262	258
6.50%,11/01/17	92	94
5.00%,01/01/18	95	94
5.50%,01/01/18	1	1
5.00%,04/01/18	141	139
4.50%,05/01/18	169	164
5.00%,05/01/18	268	263
4.50%,09/01/18	189	183
4.50%,11/01/18	401	387
5.50%,11/01/18	166	166
5.50%,01/01/19	463	464
4.50%,03/01/19	1,227	1,184
5.50%,08/01/19	461	461
6.00%,06/01/20	1,958	1,924
7.00%,11/01/30	183	188
7.00%,02/01/31	63	65
7.00%,06/01/31	52	54
7.00%,10/01/32	187	193
4.50%,06/01/33	191	180

5.50%,06/01/33	221	219
6.50%,09/01/33	95	97
5.00%,08/01/35	353	340
5.00%,10/01/35	2,346	2,264
5.00%,11/01/35	1,248	1,204
5.00%,01/01/36	266	256
6.00%,06/01/36	3,000	3,023
6.00%,09/01/36	2,800	2,821
6.50%,10/01/36	2,616	2,665
		19,917
Federal National Mortgage Association - 5.7%
Federal National Mortgage Association
5.00%,11/01/17	120	118
6.00%,01/01/18	48	48
5.00%,02/01/18	527	520
5.00%,12/01/18	789	778
5.00%,03/01/21	837	822
6.50%,08/01/28	36	37
6.50%,11/01/28	73	75
6.50%,12/01/28	46	47
6.00%,03/01/29	311	314
7.50%,09/01/29	66	69
5.00%,09/01/33	839	811
7.00%,10/01/33	425	437
4.50%,11/01/33	218	205
5.50%,11/01/33	1,521	1,506
4.50%,12/01/33	398	374
5.50%,12/01/33	1,892	1,870
5.50%,03/01/34	483	478
5.50%,04/01/34	1,366	1,352
5.50%,05/01/34	165	163
5.50%,02/01/35	184	182
5.00%,04/01/35	389	376
5.00%,06/01/35	1,274	1,231
5.00%,07/01/35	416	402
5.50%,07/01/35	633	625
5.00%,08/01/35	1,403	1,355
5.00%,09/01/35	361	348
4.50%,09/01/35	1,420	1,331
5.00%,10/01/35	366	354
5.50%,10/01/35	1,290	1,275
5.00%,04/01/36	363	351
5.00%,09/01/36	297	287
6.00%,09/01/36	394	396
6.50%,09/01/36	270	275
6.50%,10/01/36	5,999	6,113
		24,925
Government National Mortgage Association - 1.9%
Government National Mortgage Association
6.50%,04/15/26	72	74
5.50%,11/15/32	217	216

7.00%,01/15/33	70	72
6.00%,02/15/33	225	228
5.50%,03/15/33	389	387
6.00%,03/15/33	69	70
5.50%,05/15/33	190	190
7.00%,05/15/33	34	35
5.50%,05/20/33	253	252
5.00%,06/20/33	130	126
5.50%,07/15/33	72	71
5.00%,10/15/33	296	289
6.00%,10/20/33	265	269
6.00%,04/15/34	120	122
6.00%,01/15/35	81	82
7.50%,09/16/35	39	40
5.00%,12/15/35	600	583
5.00%,01/15/36	562	547
5.50%,01/15/36	258	256
5.50%,02/15/36	32	32
5.00%,03/15/36	428	416
5.50%,03/15/36	709	705
5.00%,05/15/36	497	483
5.50%,05/15/36	1,491	1,484
5.50%,06/15/36	176	176
5.50%,07/15/36	133	132
5.50%,08/15/36	174	173
5.50%,10/15/36	789	786
		8,296
Total Government and Agency Obligations (cost $90,968)		90,427

SHORT TERM INVESTMENTS - 18.6%
Mutual Funds - 5.0%
JNL Money Market Fund, 5.11% (a) (d)	21,889	21,889
Securities Lending Collateral - 13.6%
Mellon GSL Delaware Business Trust Collateral Fund	59,963	59,963
Total Short Term Investments (cost $81,852)		81,852

Total Investments - 113.6% (cost $450,704)		500,018
Other Assets and Liabilities, Net - (13.6%)		-59,874
Total Net Assets - 100%		$440,144

JNL/T. Rowe Price Mid-Cap Growth Fund
COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 16.4%
Advance Auto Parts	111	$3,939
Amazon.Com Inc. (b) (l)	191	7,524
Apollo Group Inc. - Class A (b) (l)	1	48
Bed Bath & Beyond Inc. (b)	127	4,820
Best Buy Co. Inc.	69	3,394
Boyd Gaming Corp. (l)	2	100
Brunswick Corp.	2	77
Carmax Inc. (b) (l)	80	4,290

Catalina Marketing Corp. (l)	133	3,658
Centex Corp. (l)	2	113
Cheesecake Factory Inc. (b) (l)	104	2,562
Choice Hotels International Inc.	4	181
Citadel Broadcasting Corp.	10	101
Clear Channel Outdoor Holdings Inc. (b) (l)	97	2,699
Coach Inc. (b)	10	421
DeVry Inc. (l)	3	87
Dick’s Sporting Goods Inc. (b)	3	137
Discovery Holding Co. (b) (l)	219	3,527
Dollar General Corp.	7	106
DreamWorks Animation SKG Inc. (b)	86	2,548
EchoStar Communications Corp. (b)	57	2,168
EW Scripps Co. (l)	1	60
Family Dollar Stores Inc.	5	155
Fred’s Inc. (l)	5	55
Garmin Ltd. (l)	50	2,783
Gentex Corp. (l)	6	98
Getty Images Inc. (b)	2	103
H&R Block Inc. (l)	2	53
Harley-Davidson Inc. (l)	7	458
Harman International Industries Inc. (l)	68	6,834
Harte-Hanks Inc. (l)	3	89
Hilton Hotels Corp.	12	433
International Game Technology	168	7,739
ITT Educational Services Inc. (b)	2	100
KB Home (l)	3	128
Lamar Advertising Co. (b) (l)	137	8,958
Laureate Education Inc. (b)	58	2,821
Lennar Corp.	3	147
Marriott International Inc. - Class A	9	429
McGraw-Hill Cos. Inc.	1	75
Melco PBL Entertainment Macau Ltd. (b)	1	23
Men’s Wearhouse Inc.	2	69
Meredith Corp. (l)	2	90
Meritage Corp. (b)	2	76
Omnicom Group Inc. (l)	3	355
O’Reilly Automotive Inc. (b) (l)	142	4,540
Panera Bread Co. - Class A (b) (l)	21	1,185
PetSmart Inc.	214	6,176
PF Chang’s China Bistro Inc. (b) (l)	46	1,765
Pulte Homes Inc. (l)	4	132
Ross Stores Inc.	4	129
Royal Caribbean Cruises Ltd. (l)	4	153
Salem Communications Corp. - Class A	5	60
Shuffle Master Inc. (b) (l)	7	174
Staples Inc.	6	152
Starwood Hotels & Resorts Worldwide Inc.	5	294
Station Casinos Inc. (l)	1	98
Thor Industries Inc. (l)	2	101
Tiffany & Co. (l)	9	361

Tim Hortons Inc.	98	2,832
TJX Cos. Inc.	13	382
Toll Brothers Inc. (b)	4	132
Tractor Supply Co. (b) (l)	2	107
Universal Technical Institute Inc. (b) (l)	3	58
Urban Outfitters Inc. (b) (l)	5	120
Williams-Sonoma Inc. (l)	84	2,635
Winnebago Industries Inc. (l)	4	142
WMS Industries Inc. (b) (l)	2	77
WPP Group Plc - ADR	5	366
Wynn Resorts Ltd. (l)	57	5,378
XM Satellite Radio Holdings Inc. - Class A (b) (l)	311	4,494
		106,674
CONSUMER STAPLES - 1.2%
Avon Products Inc. (l)	11	373
Clorox Co.	2	96
Cott Corp. (b)	148	2,118
Hershey Co. (l)	4	174
McCormick & Co. Inc.	3	100
Shoppers Drug Mart Corp.	67	2,891
Whole Foods Market Inc. (l)	29	1,361
WM Wrigley Jr Co. (l)	6	312
		7,425
ENERGY - 8.8%
Bill Barrett Corp. (b) (l)	4	103
BJ Services Co.	250	7,318
Cameron International Corp. (b) (l)	84	4,435
CNX Gas Corp. (b)	22	551
Compton Petroleum Corp. (b)	9	82
Consol Energy Inc.	184	5,912
Core Laboratories NV (b)	2	146
Diamond Offshore Drilling Inc. (l)	2	120
EOG Resources Inc.	119	7,432
FMC Technologies Inc. (b)	107	6,594
Foundation Coal Holdings Inc.	64	2,029
Grant Prideco Inc. (b)	9	350
Mariner Energy Inc. (b)	6	120
Murphy Oil Corp. (l)	84	4,251
Nabors Industries Ltd. (b)	3	89
Smith International Inc.	186	7,651
Tetra Technologies Inc. (b)	69	1,770
Ultra Petroleum Corp. (b)	2	96
Weatherford International Ltd. (b)	5	221
Williams Cos. Inc.	9	246
XTO Energy Inc.	162	7,608
		57,124
FINANCIALS - 6.3%
Affiliated Managers Group Inc. (b) (l)	1	95
AMBAC Financial Group Inc. (l)	1	62
Arch Capital Group Ltd. (b)	2	162
Assurant Inc.	80	4,420

AXIS Capital Holdings Ltd.	130	4,335
BlackRock Inc. (l)	2	243
Brown & Brown Inc.	5	147
CBOT Holdings Inc. - Class A (b)	3	500
Charles Schwab Corp.	5	95
Chicago Mercantile Exchange Holdings Inc.	1	459
City National Corp.	1	57
E*Trade Financial Corp. (b)	208	4,672
East West Bancorp Inc.	4	124
Eaton Vance Corp. (l)	157	5,169
Federated Investors Inc. - Class B (l)	2	78
First Horizon National Corp. (l)	2	79
IntercontinentalExchange Inc. (b) (l)	30	3,205
International Securities Exchange Inc. - Class A	2	108
Investors Financial Services Corp. (l)	77	3,264
Janus Capital Group Inc.	5	101
Lazard Ltd. - Class A	4	180
Legg Mason Inc.	38	3,617
Markel Corp. (b) (l)	-	82
Marsh & McLennan Cos. Inc.	5	141
MBIA Inc. (l)	1	73
Moody’s Corp.	4	256
Northern Trust Corp.	8	486
Nuveen Investments Inc. - Class A (l)	75	3,870
NYMEX Holdings Inc. (b) (l)	1	105
OneBeacon Insurance Group Ltd. (b)	4	115
optionsXpress Holdings Inc. (l)	2	54
Principal Financial Group	47	2,759
RenaissanceRe Holdings Ltd.	2	114
SEI Investments Co. (l)	1	71
State Street Corp.	4	263
SVB Financial Group (b) (l)	24	1,124
Synovus Financial Corp.	5	160
TD Ameritrade Holding Corp. (l)	6	95
UCBH Holdings Inc. (l)	3	58
Willis Group Holdings Ltd.	2	83
		41,081
HEALTH CARE - 17.0%
Alkermes Inc. (b) (l)	139	1,856
Allergan Inc.	4	420
American Medical Systems Holdings Inc. (b)	5	89
Amylin Pharmaceuticals Inc. (b) (l)	24	848
ArthroCare Corp. (b) (l)	2	80
AtheroGenics Inc. (b) (l)	6	62
Barr Laboratories Inc. (b)	115	5,764
Becton Dickinson & Co.	2	119
Cephalon Inc. (b) (l)	121	8,548
Charles River Laboratories International Inc. (b) (l)	2	104
Cigna Corp.	2	211
Celgene Corp. (b) (l)	9	524
Community Health Systems Inc. (b)	112	4,090

Coventry Health Care Inc. (b)	44	2,177
CR Bard Inc. (l)	25	2,107
Dade Behring Holdings Inc.	4	139
DaVita Inc. (b)	43	2,429
deCODE genetics Inc. (b) (l)	14	65
Dentsply International Inc.	3	93
Edwards Lifesciences Corp. (b)	121	5,706
Elan Corp. Plc - ADR (b)	297	4,381
Express Scripts Inc. (b) (l)	56	4,038
Gen-Probe Inc. (b)	57	2,964
Genzyme Corp. (b)	2	117
Gilead Sciences Inc. (b)	38	2,467
Health Management Associates Inc. (l)	165	3,485
Health Net Inc. (b)	79	3,825
Healthways Inc. (b) (l)	3	153
Henry Schein Inc. (b)	4	186
Hologic Inc. (b) (l)	3	132
Human Genome Sciences Inc. (b) (l)	129	1,605
Humana Inc. (b)	4	205
Integra LifeSciences Holdings Corp. (b)	2	98
Invitrogen Corp. (b) (l)	1	62
Kyphon Inc. (b)	4	154
Laboratory Corp of America Holdings (b) (l)	31	2,300
LifePoint Hospitals Inc. (b)	2	78
Lincare Holdings Inc. (b) (l)	6	219
Manor Care Inc. (l)	156	7,315
Martek Biosciences Corp. (b) (l)	3	63
Medco Health Solutions Inc. (b)	7	369
MedImmune Inc. (b) (l)	234	7,578
Millennium Pharmaceuticals Inc. (b) (l)	8	90
Millipore Corp. (b) (l)	2	127
Nektar Therapeutics (b) (l)	3	50
Neurocrine Biosciences Inc. (b) (l)	5	48
Omnicare Inc. (l)	117	4,535
OSI Pharmaceuticals Inc. (b) (l)	52	1,815
Patterson Cos. Inc. (b)	3	96
PDL BioPharma Inc. (b) (l)	90	1,807
Qiagen NV (b)	68	1,035
Quest Diagnostics Inc. (l)	3	148
Resmed Inc. (b) (l)	43	2,136
Respironics Inc. (b)	3	125
Sepracor Inc. (b) (l)	80	4,951
St Jude Medical Inc. (b)	105	3,835
Techne Corp. (b)	5	288
Theravance Inc. (b)	61	1,869
Thermo Electron Corp. (b)	83	3,741
Valeant Pharmaceutical International (l)	175	3,017
Varian Medical Systems Inc. (b)	4	195
Ventana Medical Systems Inc. (b) (l)	2	73
Vertex Pharmaceuticals Inc. (b) (l)	91	3,401
Waters Corp. (b)	3	147

Zimmer Holdings Inc. (b) (l)	2	157
		110,911
INDUSTRIALS - 15.8%
AerCap Holdings NV (b)	68	1,578
Alliant Techsystems Inc. (b) (l)	56	4,378
American Reprographics Co. (b) (l)	5	152
American Standard Cos. Inc. (l)	95	4,356
Ametek Inc.	233	7,427
Avery Dennison Corp. (l)	1	68
CH Robinson Worldwide Inc. (l)	5	192
ChoicePoint Inc. (b)	112	4,414
Cintas Corp.	5	187
Corporate Executive Board Co.	4	307
Danaher Corp. (l)	40	2,898
Dun & Bradstreet Corp. (b)	2	149
Empresa Brasileira de Aeronautica SA - ADR	4	170
Equifax Inc.	4	142
Expeditors International Washington Inc.	6	227
Fastenal Co. (l)	98	3,520
First Solar Inc. (b)	49	1,448
Fluor Corp. (l)	4	310
Foster Wheeler Ltd. (b)	2	127
Graco Inc.	6	246
HNI Corp.	3	120
IDEX Corp. (l)	1	57
IHS Inc. (b)	48	1,875
II-VI Inc. (b)	3	92
ITT Industries Inc.	78	4,426
Joy Global Inc.	5	222
Landstar System Inc.	5	191
LECG Corp. (b)	4	70
Manpower Inc.	112	8,385
Monster Worldwide Inc. (b)	134	6,268
MSC Industrial Direct Co. - Class A	19	744
Oshkosh Truck Corp.	111	5,375
Pall Corp.	3	104
Precision Castparts Corp.	6	446
Resources Connection Inc. (b) (l)	34	1,083
Ritchie Bros Auctioneers Inc.	5	257
Robert Half International Inc.	81	3,007
Rockwell Collins Inc.	156	9,873
Roper Industries Inc.	207	10,405
SAIC Inc. (b) (l)	69	1,224
SkyWest Inc. (l)	13	319
Southwest Airlines Co.	405	6,200
Spirit Aerosystems Holdings Inc. (b)	31	1,021
Stericycle Inc. (b) (l)	3	204
United Rentals Inc. (b) (l)	137	3,484
UTI Worldwide Inc.	169	5,056
WW Grainger Inc.	4	259
		103,063

INFORMATION TECHNOLOGY - 26.1%
Activision Inc. (b) (l)	8	139
Adobe Systems Inc. (b)	86	3,529
ADTRAN Inc. (l)	77	1,749
Altera Corp. (b)	266	5,237
Amdocs Ltd. (b)	136	5,270
Analog Devices Inc. (l)	10	342
aQuantive Inc. (b) (l)	145	3,576
Autodesk Inc. (b)	92	3,702
Avid Technology Inc. (b) (l)	90	3,353
Baidu.com (b)	2	203
Broadcom Corp. - Class A (b)	9	281
CACI International Inc. - Class A (b)	69	3,899
Cadence Design Systems Inc. (b) (l)	4	63
CDW Corp. (l)	2	105
Check Point Software Technologies Ltd. (b)	5	107
CheckFree Corp. (b) (l)	120	4,827
Ciena Corp. (b)	78	2,161
Citrix Systems Inc. (b)	6	170
CNET Networks Inc. (b) (l)	332	3,018
Cogent Inc. (b) (l)	136	1,497
Cognizant Technology Solutions Corp. (b) (l)	5	355
Cognos Inc. (b)	3	106
Comverse Technology Inc. (b)	77	1,625
Cymer Inc. (b) (l)	1	53
Digital River Inc. (b) (l)	3	145
Dolby Laboratories Inc. - Class A (b) (l)	89	2,751
DST Systems Inc. (b) (l)	119	7,447
Electronic Arts Inc. (b) (l)	7	353
F5 Networks Inc. (b)	1	96
FactSet Research Systems Inc.	3	158
Fair Isaac Corp. (l)	2	61
Fairchild Semiconductor International Inc. (b) (l)	94	1,578
Fidelity National Information Services Inc.	83	3,331
Fiserv Inc. (b)	1	68
Flextronics International Ltd. (b) (l)	326	3,742
FLIR Systems Inc. (b) (l)	143	4,552
Global Payments Inc.	81	3,755
Harris Corp.	135	6,191
Hyperion Solutions Corp. (b)	3	102
Integrated Device Technology Inc. (b)	7	105
Intersil Corp.	201	4,813
Intuit Inc. (b) (l)	89	2,703
Iron Mountain Inc. (b) (l)	127	5,248
Jabil Circuit Inc.	174	4,277
Jack Henry & Associates Inc. (l)	130	2,791
Juniper Networks Inc. (b)	308	5,841
KLA-Tencor Corp.	2	100
Lam Research Corp. (b)	2	111
Linear Technology Corp.	16	470
Marvell Tech Group Ltd. (b) (l)	331	6,360

Maxim Integrated Products Inc.	13	392
McAfee Inc. (b)	97	2,759
MEMC Electronic Materials Inc. (b)	5	204
Microchip Technology Inc.	134	4,385
MoneyGram International Inc.	121	3,785
National Instruments Corp. (l)	3	74
National Semiconductor Corp. (l)	159	3,609
NAVTEQ Corp. (b) (l)	143	5,011
Paychex Inc.	11	431
PMC - Sierra Inc. (b) (l)	402	2,697
QLogic Corp. (b)	4	96
Red Hat Inc. (b) (l)	202	4,641
Salesforce.com Inc. (b) (l)	28	1,028
Satyam Computer Services Ltd. - ADR	9	221
Seagate Technology	42	1,113
Semtech Corp. (b)	6	76
Silicon Laboratories Inc. (b)	7	225
Sina Corp. (b)	3	92
Spansion Inc. (b)	116	1,724
Sunpower Corp. (b) (l)	49	1,821
Symbol Technologies Inc.	375	5,603
Synopsys Inc. (b)	3	86
Teradyne Inc. (b) (l)	320	4,793
THQ Inc. (b) (l)	4	115
VeriSign Inc. (b)	302	7,251
Websense Inc. (b)	4	91
Xilinx Inc.	209	4,981
Zebra Technologies Corp. (b)	3	90
		169,910
MATERIALS - 0.8%
Ecolab Inc.	6	248
Newmont Mining Corp.	38	1,716
Sealed Air Corp. (l)	2	104
Sigma-Aldrich Corp.	1	62
Symyx Technologies Inc. (b)	3	73
Teck Cominco Ltd. - Class B	39	2,939
Valspar Corp.	7	188
		5,330
TELECOMMUNICATION SERVICES - 5.2%
American Tower Corp. (b)	204	7,591
Crown Castle International Corp. (b) (l)	260	8,405
Leap Wireless International Inc. (b)	75	4,460
NeuStar Inc. - Class A (b) (l)	6	188
NII Holdings Inc. - Class B (b) (l)	5	296
Rogers Communications Inc. (b)	124	7,361
SBA Communications Corp. (b) (l)	76	2,087
Time Warner Telecom Inc. - Class A (b) (l)	179	3,563
		33,951
UTILITIES - 0.1%
AES Corp. (b)	19	425
Total Common Stocks (cost $480,064)		635,894

SHORT TERM INVESTMENTS - 31.0%
Mutual Funds - 2.2%
JNL Money Market Fund, 5.11% (a) (d)	5,201	5,201
T. Rowe Price Reserves Investment Fund, 5.38% (a) (d)	8,919	8,919
		14,120
Securities Lending Collateral - 28.8%
Mellon GSL Delaware Business Trust Collateral Fund	187,596	187,596
Total Short Term Investments (cost $201,716)		201,716

Total Investments - 128.7% (cost $681,780)		837,610
Other Assets and Liabilities, Net - (28.7%)		-186,743
Total Net Assets - 100%		$650,867

JNL/Western High Yield Bond Fund
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Home Interior Gift Inc. (b) (f) (h)	429	4
Mattress Discounters Corp. (b) (f) (h)	1	-
NTL Inc.	1	13
		17
CONSUMER STAPLES - 0.0%
ContinentalAFA Dispensing Co. (b) (f) (h)	4	23
VFB LLC (b) (f) (h)	79	2
		25
INDUSTRIALS - 0.0%
Terex Corp. (b)	1	33

INFORMATION TECHNOLOGY - 0.0%
Axiohm Transaction Solutions Inc. (b)	1	-

MATERIALS - 0.0%
Applied Extrusion Technologies Inc. (b) (l)	3	16

TELECOMMUNICATION SERVICES - 0.0%
American Tower Corp. (b)	-	18
Manitoba Telecom Services Inc.	1	21
		39
Total Common Stocks (cost $537)		130

PREFERRED STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.3%
ION Media Networks Inc.	-	999

ENERGY - 0.1%
Chesapeake Energy Corp. Convertible Preferred,
6.25%,06/15/09	2	449
Total Preferred Stocks (cost $1,443)		1,448

WARRANTS - 0.0%
Mattress Discounters Corp. Strike Price $0.01,

Expiring 07/15/07 (b) (e) (f) (h)	-	-
Pillowtex Corp. Strike Price $28.99 Expiring 11/24/09 (b) (f) (h)	1	-
Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 0.3%
Ford Motor Credit Co., 10.61%, 06/15/11 (e) (g)	$1,070	1,142
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $1,085)		1,142

CORPORATE BONDS AND NOTES - 93.0%
CONSUMER DISCRETIONARY - 26.6%
Affinion Group Inc.
10.13%,10/15/13	1,480	1,568
11.50%,10/15/15	890	940
AMC Entertainment Inc.
8.63%,08/15/12	125	130
11.00%,02/01/16	2,175	2,440
American Greetings Corp., 7.38%, 06/01/16 (l)	110	113
Asbury Automotive Group Inc., 9.00%, 06/15/12	575	601
AutoNation Inc.
7.04%, 04/15/13 (g)	670	673
7.00%,04/15/14	275	277
Beazer Homes USA Inc.
6.88%,07/15/15	110	108
8.13%, 06/15/16 (l)	1,000	1,060
Blockbuster Inc., 10.00%, 09/01/12 (l)	865	837
Boyd Gaming Corp., 7.75%, 12/15/12	1,000	1,034
Breed Technologies Inc., 9.25%, 04/15/08 (i) (f)	100	-
Brookstone Co. Inc., 12.00%, 10/15/12 (l)	850	831
Caesars Entertainment Inc.
8.88%,09/15/08	1,100	1,147
8.13%,05/15/11	1,000	1,046
Carrols Corp., 9.00%, 01/15/13	700	716
CCH I Holdings LLC, 11.75%, 05/15/14	1,150	1,038
CCH I LLC, 11.00%, 10/01/15	1,723	1,768
CCH II LLC, 10.25%, 10/01/13 (l)	1,031	1,098
Charter Communications Holdings II LLC,
10.25%,09/15/10	1,450	1,517
Charter Communications LLC
9.92%,04/01/11	110	102
11.75%,05/15/11	405	389
12.13%,01/15/12	485	452
Choctaw Resort Development Enterprise,
7.25%, 11/15/19 (e)	945	945
CMP Susquehanna Corp., 9.88%, 05/15/14 (e)	1,150	1,144
CSC Holdings Inc.
8.13%,07/15/09	110	114
8.13%,08/15/09	145	150
7.63%,04/01/11	2,330	2,374
7.63%,07/15/18	10	10
Denny’s Corp./Denny’s Holdings Inc., 10.00%, 10/01/12 (l)	625	659

Dex Media East LLC/Dex Media East Finance Co.,
12.13%,11/15/12	1,494	1,645
Dex Media West LLC/Dex Media Finance Co.,
9.88%,08/15/13	1,074	1,171
DI Finance/DynCorp International LLC, 9.50%, 02/15/13	1,565	1,659
DirecTV Holdings LLC/DirecTV Financing Co.,
8.38%,03/15/13	1,365	1,420
EchoStar DBS Corp.
7.00%, 10/01/13 (l)	1,455	1,453
6.63%,10/01/14	775	756
7.13%,02/01/16	2,190	2,190
Education Management LLC, 8.75%, 06/01/14 (e)	705	730
EPL Finance Corp., 11.75%, 11/15/13	510	553
Ford Motor Co.
8.88%,01/15/22	335	291
7.45%, 07/16/31 (l)	4,365	3,427
8.90%, 01/15/32 (l)	400	359
4.25%, 12/15/36 (j)	480	513
General Motors Corp.
7.20%,01/15/11	820	795
8.38%, 07/15/33 (l)	4,810	4,449
Herbst Gaming Inc., 8.13%, 06/01/12	1,400	1,428
Hilton Hotels Corp., 8.25%, 02/15/11 (l)	1,000	1,073
Idearc Inc., 8.00%, 11/15/16 (e)	1,015	1,030
Inn of the Mountain Gods Resort & Casino,
12.00%,11/15/10	1,780	1,922
Interface Inc., 10.38%, 02/01/10	410	453
ION Media Networks Inc., 11.62%, 01/15/13 (e) (g)	305	309
Isle of Capri Casinos Inc., 7.00%, 03/01/14	1,300	1,294
JC Penney Corp. Inc., 7.13%, 11/15/23 (l)	500	544
K Hovnanian Enterprises Inc.
7.50%,05/15/16	800	804
8.63%, 01/15/17 (l)	1,480	1,576
Kabel Deutschland GmbH, 10.63%, 07/01/14	1,660	1,841
Keystone Automotive Operations Inc., 9.75%, 11/01/13	1,195	1,183
Lamar Media Corp.
7.25%,01/01/13	930	947
6.63%,08/15/15	620	615
Las Vegas Sands Corp., 6.38%, 02/15/15	1,125	1,090
Levi Strauss & Co., 9.75%, 01/15/15	1,520	1,638
Linens ‘N Things Inc., 11.00%, 01/15/14 (g)	475	461
Lodgenet Entertainment Corp., 9.50%, 06/15/13	1,365	1,471
Mandalay Resort Group, 10.25%, 08/01/07	415	425
MGM Mirage Inc.
9.75%,06/01/07	415	420
8.50%,09/15/10	500	535
7.63%,01/15/17	1,425	1,429
Michaels Stores Inc., 14.79%, 11/01/16 (e)	335	182
Neiman-Marcus Group Inc.
9.00%,10/15/15	855	933
10.38%, 10/15/15 (l)	1,325	1,474

Norcraft Holdings LP
9.00%, 11/01/11 (l)	630	652
9.75%,09/01/12	2,235	1,889
NTL Cable Plc
8.75%,04/15/14	600	628
9.13%,08/15/16	715	755
Oxford Industries Inc., 8.88%, 06/01/11	550	568
Pinnacle Entertainment Inc.
8.25%,03/15/12	1,500	1,515
8.75%,10/01/13	75	80
Primedia Inc., 8.88%, 05/15/11	945	964
Quebecor Media Inc., 7.75%, 03/15/16	370	378
Radio One Inc., 8.88%, 07/01/11 (l)	25	26
Rainbow National Services LLC
8.75%, 09/01/12 (e)	850	894
10.38%, 09/01/14 (e)	260	289
RH Donnelley Corp.
6.88%,01/15/13	325	312
8.88%,01/15/16	1,200	1,260
RH Donnelley Finance Corp. I, 10.88%, 12/15/12 (e)	1,075	1,172
River Rock Entertainment Authority, 9.75%, 11/01/11	135	143
Sealy Mattress Co., 8.25%, 06/15/14 (l)	1,150	1,202
Service Corp. International
7.88%,02/01/13	210	221
7.63%,10/01/18	400	424
Simmons Co., 10.00%, 12/15/14	1,350	1,060
Sinclair Broadcast Group Inc., 8.00%, 03/15/12	1,515	1,564
Station Casinos Inc.
6.00%,04/01/12	90	85
6.50%, 02/01/14 (l)	1,000	889
6.88%,03/01/16	175	157
7.75%,08/15/16	730	735
Tropicana Entertainment, 9.63%, 12/15/14 (e)	145	144
TRW Automotive Inc., 11.00%, 02/15/13 (l)	1,650	1,809
Turning Stone Casino Resort Enterprise,
9.13%, 12/15/10 (e)	1,250	1,281
Videotron Ltd., 6.38%, 12/15/15	700	684
Visteon Corp.
8.25%,08/01/10	1,510	1,472
7.00%, 03/10/14 (l)	1,225	1,072
Warner Music Group Inc., 7.38%, 04/15/14	915	906
Wynn Las Vegas LLC, 6.63%, 12/01/14	310	308
XM Satellite Radio Inc.
9.87%, 05/01/13 (g)	315	306
9.75%,05/01/14	755	755
		98,368
CONSUMER STAPLES - 1.5%
Alliance One International Inc., 11.00%, 05/15/12	340	363
Allied Security Escrow Corp., 11.38%, 07/15/11	775	794
Constellation Brand Inc., 7.25%, 09/01/16	915	940
Delhaize America Inc., 9.00%, 04/15/31 (l)	1,195	1,419

Dole Food Co. Inc.
7.25%, 06/15/10 (l)	1,290	1,229
8.88%, 03/15/11 (l)	250	246
Spectrum Brands Inc.
8.50%,10/01/13	585	547
7.38%,02/01/15	265	229
		5,767
ENERGY - 11.9%
Alpha Natural Resources LLC, 10.00%, 06/01/12	745	808
ANR Pipeline Co., 9.63%, 11/01/21	1,290	1,712
Belden & Blake Corp., 8.75%, 07/15/12	1,710	1,753
Chesapeake Energy Corp.
7.00%,08/15/14	500	508
6.63%,01/15/16	290	288
6.50%,08/15/17	575	562
6.25%, 01/15/18 (l)	2,435	2,344
Compagnie Generale de Geophysique SA, 7.50%, 05/15/15	340	342
Complete Production Services Inc., 8.00%, 12/15/16 (e) (l)	1,060	1,087
Dresser-Rand Group Inc., 7.38%, 11/01/14	1,065	1,073
El Paso Corp.
7.88%,06/15/12	2,000	2,145
7.80%,08/01/31	3,730	4,075
7.75%,01/15/32	430	471
Encore Acquisition Co., 6.00%, 07/15/15	500	456
Enterprise Products Operating LP, 8.38%, 08/01/66	760	823
Exco Resources Inc., 7.25%, 01/15/11	1,765	1,791
Geokinetics Inc., 11.86%, 12/15/12 (e) (g)	455	457
Gulfmark Offshore Inc., 7.75%, 07/15/14	520	530
Inergy LP, 8.25%, 03/01/16 (l)	700	735
International Coal Group Inc., 10.25%, 07/15/14	1,450	1,450
Magnum Hunter Resources Inc., 9.60%, 03/15/12	81	85
Mariner Energy Inc., 7.50%, 04/15/13	545	529
OMI Corp., 7.63%, 12/01/13	425	435
OPTI Canada Inc., 8.25%, 12/15/14 (e) (l)	885	909
Peabody Energy Corp., 6.88%, 03/15/13	750	769
Petrohawk Energy Corp., 9.13%, 07/15/13	1,040	1,092
Pioneer Natural Resources Co., 5.88%, 07/15/16	1,000	922
Pogo Producing Co., 6.88%, 10/01/17	1,510	1,442
Pride International Inc., 7.38%, 07/15/14	2,000	2,065
SemGroup LP, 8.75%, 11/15/15 (e)	2,360	2,372
SESI LLC, 6.88%, 06/01/14	60	60
Stone Energy Corp., 8.25%, 12/15/11 (l)	980	963
Teekay Shipping Corp., 8.88%, 07/15/11	1,100	1,181
Transcontinental Gas Pipe Line Corp., 8.88%, 07/15/12	1,500	1,695
Universal Compression Inc., 7.25%, 05/15/10	200	201
Vintage Petroleum Inc., 8.25%, 05/01/12	500	525
Whiting Petroleum Corp.
7.25%,05/01/12	825	827
7.00%,02/01/14	625	623
Williams Cos. Inc.
7.13%, 09/01/11 (l)	1,000	1,040

8.13%, 03/15/12 (l)	500	541
7.63%, 07/15/19 (l)	50	54
8.75%,03/15/32	1,975	2,232
		43,972
FINANCIALS - 11.0%
Airplanes Pass Through Trust, 10.88%, 03/15/12 (i) (f)	123	-
Ashton Woods USA LLC, 9.50%, 10/01/15	250	229
Basell AF SCA, 8.38%, 08/15/15 (e)	1,180	1,212
BCP Crystal US Holdings Corp., 9.63%, 06/15/14	1,170	1,293
Berry Plastics Holding Corp., 8.88%, 09/15/14 (e)	1,195	1,213
CCM Merger Inc., 8.00%, 08/01/13 (e) (l)	1,225	1,197
CitiSteel USA Inc.
12.95%, 09/01/10 (g)	400	414
15.00%, 10/01/10 (e)	270	305
Contifinancial Corp. Liquidating Trust,
0.00%, 06/15/10 (b) (f) (h)	115	-
Crum & Forster Holdings Corp., 10.38%, 06/15/13 (l)	1,955	2,116
Dow Jones CDX HY, 8.00%, 12/29/11 (e)	1,000	1,013
E*Trade Financial Corp.
7.38%,09/15/13	365	380
7.88%,12/01/15	625	664
Ford Motor Co., 9.82%, 04/15/12 (g)	1,005	1,065
Ford Motor Credit Co.
7.88%,06/15/10	800	807
9.88%,08/10/11	1,045	1,118
8.11%, 01/13/12 (g)	1,598	1,583
7.00%, 10/01/13 (l)	890	850
8.00%,12/15/16	870	860
Forest City Enterprises Inc., 7.63%, 06/01/15	45	46
General Motors Acceptance Corp.
6.88%,08/28/12	1,915	1,966
8.00%, 11/01/31 (l)	7,000	8,036
Hexion US Finance Corp., 9.75%, 11/15/14 (e)	1,490	1,510
Host Marriott LP
7.13%, 11/01/13 (l)	2,075	2,122
6.38%, 03/15/15 (l)	75	74
6.75%,06/01/16	750	751
JPMorgan Chase & Co., 9.31%, 11/08/07 (e) (f) (k)	1,882	1,759
JSG Funding Plc, 9.63%, 10/01/12	1,540	1,632
Kimball Hill Inc., 10.50%, 12/15/12 (l)	810	757
Omega Healthcare Investors Inc., 7.00%, 01/15/16	1,375	1,378
Smurfit Kappa Funding Plc, 7.75%, 04/01/15 (l)	525	504
Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14 (l)	2,160	2,187
Ventas Realty LP
7.13%, 06/01/15 (l)	325	341
6.50%,06/01/16	240	246
6.75%,04/01/17	895	924
		40,552
HEALTH CARE - 5.9%
Ameripath Inc., 10.50%, 04/01/13	75	80
Community Health Systems Inc., 6.50%, 12/15/12	700	689

DaVita Inc., 7.25%, 03/15/15 (l)	1,810	1,846
Eye Care Centers of America Inc., 10.75%, 02/15/15	900	988
HCA Inc.
6.25%,02/15/13	1,700	1,505
6.50%,02/15/16	35	29
9.25%, 11/15/16 (e)	1,275	1,366
9.63%, 11/15/16 (e)	1,180	1,269
7.69%,06/15/25	1,190	985
7.50%,11/15/95	1,090	820
IASIS Healthcare LLC / IASIS Capital Corp.,
8.75%, 06/15/14 (l)	2,300	2,329
Leiner Health Products Inc., 11.00%, 06/01/12	1,570	1,625
Psychiatric Solutions Inc.
10.63%,06/15/13	800	880
7.75%,07/15/15	400	399
Tenet Healthcare Corp.
7.38%, 02/01/13 (l)	175	161
9.88%, 07/01/14 (l)	4,010	4,080
Triad Hospitals Inc., 7.00%, 11/15/13	1,600	1,610
Valeant Pharmaceuticals International, 7.00%, 12/15/11	1,250	1,200
		21,861
INDUSTRIALS - 9.8%
Alliant Techsystems Inc., 6.75%, 04/01/16	1,125	1,125
Allied Waste North America, 6.13%, 02/15/14	800	760
Ashtead Capital Inc., 9.00%, 08/15/16 (e)	712	762
Associated Materials Inc.
9.75%,04/15/12	375	386
11.32%,03/01/14	2,755	1,860
Brand Services Inc., 12.00%, 10/15/12	75	83
Case Credit Corp., 6.75%, 10/21/07	250	251
Continental Airlines Inc.
6.54%,03/15/08	7	7
8.38%,12/01/11	830	836
Corrections Corp. of America, 6.75%, 01/31/14	1,450	1,465
DRS Technologies Inc.
6.63%,02/01/16	1,495	1,506
7.63%,02/01/18	500	515
Global Cash Access LLC, 8.75%, 03/15/12	193	203
GrafTech Finance Inc., 10.25%, 02/15/12	510	537
Grupo Transportacion Ferroviaria Mexicana SA DE CV
9.38%,05/01/12	1,865	1,991
12.50%,06/15/12	60	65
H&E Equipment Services Inc., 8.38%, 07/15/16	465	487
Hertz Corp.
8.88%, 01/01/14 (e)	940	985
10.50%, 01/01/16 (e) (l)	3,310	3,641
Holt Group Inc., 9.75%, 01/15/06 (i) (f)	125	-
Jacuzzi Brands Inc., 9.63%, 07/01/10	1,495	1,588
Kansas City Southern, 7.50%, 06/15/09	200	202
Kansas City Southern Mexico SA, 7.63%, 12/01/13 (e)	190	190
L-3 Communications Corp.

7.63%,06/15/12	650	673
6.13%,07/15/13	1,000	980
Milacron Escrow Corp., 11.50%, 05/15/11	1,720	1,634
Mueller Group Inc., 10.00%, 05/01/12	690	750
Mueller Holdings Inc., 14.75%, 04/15/14	1,670	1,503
Nortek Inc., 8.50%, 09/01/14 (l)	890	872
NTK Holdings Inc., 10.75%, 03/01/14	3,140	2,198
Nutro Products Inc.
9.23%, 10/15/13 (e) (g)	160	166
10.75%, 04/15/14 (e)	480	524
Penhall International Corp., 12.00%, 08/01/14 (e) (l)	1,655	1,787
Quebecor World Capital Corp., 8.75%, 03/15/16 (e) (l)	595	570
Radnor Holdings Corp., 11.00%, 03/15/10 (i)	100	-
Rental Service Corp., 9.50%, 12/01/14 (e)	1,035	1,069
Safety-Kleen Services, 9.25%, 06/01/08 (i)	125	-
Sequa Corp., 9.00%, 08/01/09	1,320	1,412
Standard Aero Holdings Inc., 8.25%, 09/01/14	500	505
Stellex Aerostructures Inc., 9.50%, 11/01/07 (i) (f)	125	-
Transdigm Inc., 7.75%, 07/15/14	820	845
United Air Lines Inc., 6.20%, 09/01/08	659	663
Visant Holding Corp., 8.75%, 12/01/13	595	613
		36,209
INFORMATION TECHNOLOGY - 2.9%
Activant Solutions Inc., 9.50%, 05/01/16 (e)	715	665
Freescale Semiconductor Inc., 8.88%, 12/15/14 (e)	1,730	1,724
Lucent Technologies Inc., 6.45%, 03/15/29	1,150	1,061
NXP BV
7.88%, 10/15/14 (e)	805	832
9.50%, 10/15/15 (e)	255	261
Sungard Data Systems Inc.
9.13%, 08/15/13 (l)	400	420
10.25%,08/15/15	2,015	2,151
UGS Capital Corp II, 10.35%, 06/01/11 (e) (g)	1,097	1,124
UGS Corp., 10.00%, 06/01/12	575	627
Xerox Capital Trust I, 8.00%, 02/01/27	800	817
Xerox Corp., 6.40%, 03/15/16	1,100	1,123
		10,805
MATERIALS - 9.3%
Aleris International Inc., 10.00%, 12/15/16 (e)	255	255
Appleton Papers Inc.
8.13%,06/15/11	1,055	1,075
9.75%,06/15/14	715	736
Borden Chemicals & Plastics, 9.50%, 05/01/05 (i) (f)	85	1
Chemtura Corp., 6.88%, 06/01/16	240	231
Domtar Inc., 5.38%, 12/01/13	655	593
Equistar Chemicals LP/Equistar Funding Corp.
10.13%,09/01/08	1,000	1,063
10.63%,05/01/11	2,075	2,210
Georgia Gulf Corp., 9.50%, 10/15/14 (e) (l)	1,740	1,697
Graham Packaging Co. Inc., 9.88%, 10/15/14 (l)	2,225	2,247
Graphic Packaging International Corp.

8.50%,08/15/11	245	254
9.50%, 08/15/13 (l)	1,435	1,514
Huntsman International LLC
9.88%,03/01/09	1,538	1,584
7.88%, 11/15/14 (e)	520	524
Koppers Inc., 9.88%, 10/15/13	2,000	2,175
Lyondell Chemical Co.
11.13%,07/15/12	90	97
10.50%,06/01/13	10	11
8.00%,09/15/14	455	472
8.25%, 09/15/16 (l)	375	394
Metals USA Inc.
11.37%, 01/15/12 (e) (g)	1,020	979
11.13%,12/01/15	2,040	2,241
Montell Finance Co. BV, 8.10%, 03/15/27 (e)	2,630	2,499
NewPage Corp.
10.00%,05/01/12	15	16
11.62%, 05/01/12 (g)	1,295	1,399
12.00%, 05/01/13 (l)	1,460	1,544
Owens Brockway Glass Container Inc., 8.88%, 02/15/09	3,277	3,351
Owens-Illinois Inc., 8.10%, 05/15/07	1,000	1,003
Plastipak Holdings Inc., 8.50%, 12/15/15 (e)	535	556
RathGibson Inc., 11.25%, 02/15/14	920	975
Smurfit-Stone Container Enterprises Inc.
9.75%,02/01/11	107	110
8.38%,07/01/12	585	573
Verso Paper Holdings LLC and Verso Paper Inc.
9.13%, 08/01/14 (e)	260	271
11.38%, 08/01/16 (e)	760	798
Westlake Chemical Corp., 6.63%, 01/15/16	1,000	968
		34,416
TELECOMMUNICATION SERVICES - 9.6%
American Tower Corp., 7.50%, 05/01/12	2,750	2,846
Cincinnati Bell Inc.
8.38%,01/15/14	235	241
7.00%,02/15/15	1,185	1,186
Cincinnati Bell Telephone Co., 6.30%, 12/01/28	300	270
Citizens Communications Co.
7.88%, 01/15/27 (e)	390	394
9.00%,08/15/31	1,100	1,194
FTD Inc., 7.75%, 02/15/14	1,281	1,283
Hawaiian Telcom Communications Inc.
10.89%, 05/01/13 (g)	50	50
12.50%, 05/01/15 (l)	2,139	2,241
Inmarsat Finance Plc, 7.63%, 06/30/12	885	914
Intelsat Bermuda Ltd.
9.25%, 06/15/16 (e)	1,435	1,543
11.25%, 06/15/16 (e)	2,120	2,327
Intelsat Ltd., 7.63%, 04/15/12	690	643
Level 3 Communications Inc., 11.50%, 03/01/10 (l)	465	493
Level 3 Financing LLC

11.80%, 03/15/11 (g)	670	709
9.25%, 11/01/14 (e)	700	714
Nordic Telephone Co. Holdings ApS, 8.88%, 05/01/16 (e)	945	1,011
Qwest Communications International Inc.
7.50%,02/15/14	970	850
7.50%, 02/15/14 (l)	145	149
Qwest Corp.
5.63%, 11/15/08 (l)	1,500	1,502
7.88%,09/01/11	145	154
6.88%,09/15/33	2,915	2,784
Rogers Cable Inc.
6.25%,06/15/13	1,025	1,033
5.50%,03/15/14	40	38
6.75%,03/15/15	1,170	1,205
8.75%,05/01/32	25	30
Rogers Wireless Inc.
7.25%,12/15/12	170	180
8.00%,12/15/12	235	251
Rural Cellular Corp., 9.88%, 02/01/10 (l)	2,870	3,053
True Move Co. Ltd., 10.75%, 12/16/13 (e)	2,530	2,473
UbiquiTel Operating Co., 9.88%, 03/01/11	1,425	1,539
Wind Acquisition Finance SA, 10.75%, 12/01/15 (e)	515	586
Windstream Corp., 8.63%, 08/01/16 (e)	1,590	1,741
		35,627
UTILITIES - 4.5%
Aes China Generating Co., 8.25%, 06/26/10	155	155
AES Corp.
8.75%,06/15/08	50	52
9.50%,06/01/09	2,700	2,889
9.38%,09/15/10	50	54
8.88%,02/15/11	25	27
9.00%, 05/15/15 (e)	230	247
Dynegy Holdings Inc.
8.38%,05/01/16	1,520	1,596
7.63%,10/15/26	125	121
Edison Mission Energy
7.73%,06/15/09	125	129
7.50%, 06/15/13 (l)	170	178
7.75%, 06/15/16 (l)	940	996
Ipalco Enterprises Inc., 8.63%, 11/14/11	80	87
Midwest Generation LLC, 8.56%, 01/02/16	693	764
Mirant Americas Generation LLC, 9.13%, 05/01/31	200	212
Mirant North America LLC, 7.38%, 12/31/13 (l)	1,780	1,807
Mission Energy Holding Co., 13.50%, 07/15/08	300	331
NRG Energy Inc.
7.25%,02/01/14	525	529
7.38%,02/01/16	2,825	2,839
7.38%,01/15/17	835	837
Orion Power Holdings Inc., 12.00%, 05/01/10	810	919
Suburban Propane Partners LP, 6.88%, 12/15/13	1,815	1,779
		16,548

Total Corporate Bonds and Notes (cost $336,289)		344,125

GOVERNMENT AND AGENCY OBLIGATIONS - 1.3%
GOVERNMENT SECURITIES - 1.3%
Sovereign - 1.3%
Brazilian Government International Bond
8.00%,01/15/18	350	389
11.00%, 08/17/40 (l)	880	1,166
Panama Government International Bond, 9.38%, 04/01/29	215	287
Russia Government International Bond, 5.00%, 03/31/30	2,720	3,071
Total Government and Agency Obligations (cost $4,753)		4,913

SHORT TERM INVESTMENTS - 19.0%
Repurchase Agreement - 2.6%
Repurchase Agreement with Merrill Lynch & Co. Inc.,
5.21% (Collateralized by $9,875 Federal Home Loan
Mortgage Corp., 5.13%, due 10/15/08, market value
$9,998) acquired on 12/29/06, due 01/03/06 at $9,807	9,800	9,800
Securities Lending Collateral - 16.4%
Mellon GSL Delaware Business Trust Collateral Fund	60,520	60,520
Total Short Term Investments (cost $70,320)		70,320

Total Investments - 114.0% (cost $414,427)		422,078
Other Assets and Liabilities, Net - (14.0%)		-51,882
Total Net Assets - 100%		$370,196

JNL/Western Strategic Bond Fund
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Home Interior Gift Inc. (b) (f)	491	5
NTL Inc. (b)	1	28
		33
CONSUMER STAPLES - 0.0%
ContinentalAFA Dispensing Co. (b) (f) (h)	9	47
VFB LLC (b) (f) (h)	79	3
		50
INFORMATION TECHNOLOGY - 0.0%
Axiohm Transaction Solutions Inc. (b)	1	-

MATERIALS - 0.0%
Applied Extrusion Technologies Inc. (b) (l)	2	10
Total Common Stocks (cost $473)		93

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
TCR Holdings - Class B (b) (f) (h)	-	-
TCR Holdings - Class C (b) (f) (h)	-	-
TCR Holdings - Class D (b) (f) (h)	1	-
TCR Holdings - Class E (b) (f) (h)	1	-

Total Preferred Stocks (cost $0)		-

RIGHTS - 0.0%
Venezuela Par Rights, 04/15/20	4	124
Total Rights (cost $0)		124

WARRANTS - 0.0%
Pillowtex Corp Strike Price $28.99, Expiring 11/24/09 (b) (f) (h)	-	-
Total Warrants (cost $0)		-

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 27.3%
ACE Securities Corp., 5.25%, 01/25/36 (g)	$2,483	2,484
Amortizing Residential Collateral Trust, 6.28%, 08/25/32 (g)	114	114
Asset Backed Securities Corp. Home Equity,
6.98%, 04/15/33 (g)	217	217
Banc of America Funding Corp.
5.89%, 06/01/36 (g)	3,510	3,535
5.79%, 10/25/36 (g)	4,248	4,240
Banc of America Mortgage Securities, 4.82%, 09/25/35 (g)	2,030	2,001
Bear Stearns Mortgage Funding Trust,
5.51%, 05/25/36 (g) (f)	4,500	4,500
Carrington Mortgage Loan Trust, 5.58%, 12/25/35 (g)	880	880
Citigroup Mortgage Loan Trust Inc., 5.69%, 12/25/35	2,897	2,924
Commercial Mortgage Asset Trust, 7.35%, 01/17/32	400	445
Countrywide Alternative Loan Trust, 5.59%, 12/25/36 (g)	5,262	5,265
Countrywide Asset-Backed Certificates, 6.33%, 06/25/34 (g)	640	649
Countrywide Home Equity Loan Trust, 5.28%, 05/15/36 (g)	3,061	3,061
Credit Suisse Mortgage Capital Certificates,
5.56%,02/15/39	3,060	3,109
Deutsche ALT-A Securities Inc. Alternate Loan Trust,
5.00%,08/25/35	2,195	2,170
Downey Savings & Loan Association Mortgage Loan Trust
4.81%, 03/19/46 (g) (f)	947	947
4.81%, 03/19/47 (g) (f)	947	947
First Union National Bank Commercial Mortgage,
0.53%,05/17/32	11,068	252
Ford Motor Credit Co., 10.61%, 06/15/11 (e) (g)	600	640
Green Tree Financial Corp., 7.07%, 01/15/29	509	523
GSMPS Mortgage Loan Trust, 5.31%, 02/25/35 (e) (g)	440	440
GSR Mortgage Loan Trust, 4.61%, 10/25/35	1,784	1,766
Harborview Mortgage Loan Trust
5.42%, 06/20/35 (g)	2,935	2,946
5.60%, 01/19/36 (g)	3,085	3,094
5.53%, 12/19/36 (g) (f)	5,312	5,312
5.53%, 12/31/49 (g)	1,856	1,860
ILFC E-Capital Trust II, 6.25%, 12/21/65 (e)	260	264
IMPAC Mortgage Holdings Inc., 5.67%, 03/25/35 (g)	2,022	2,024
Indymac Home Equity Loan Asset-Backed Trust,
5.35%, 03/25/35 (g)	804	804
Indymac Index Mortgage Loan Trust
5.66%, 06/25/34 (g)	3,448	3,456
5.29%,03/25/35	2,651	2,725

5.44%, 07/25/36 (g)	4,160	4,128
5.29%, 05/25/46 (g)	2,227	2,228
IXIS Real Estate Capital Trust, 5.14%, 08/25/36 (g)	722	722
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.81%, 06/12/43 (g)	3,020	3,124
Lake Country Mortgage Loan Trust, 5.45%, 11/25/33 (e) (g)	3,809	3,811
Lehman XS Trust, 5.61%, 02/25/46 (g)	4,450	4,459
Luminent Mortgage Trust, 5.27%, 05/25/46 (g)	1,382	1,380
MASTR Adjustable Rate Mortgages Trust
4.47%, 10/25/34 (g)	1,046	1,045
4.61%, 12/25/34 (g)	535	537
4.85%,01/25/36	1,705	1,686
MASTR Seasoned Securities Trust, 5.90%, 10/25/32	1,053	1,049
Merit Securities Corp., 6.59%, 09/28/32 (e) (g)	922	798
Merrill Lynch Mortgage Investors Inc., 5.00%, 09/25/35 (e)	9	8
Merrill Lynch Mortgage Trust, 5.84%, 05/12/39	1,240	1,276
Mid-State Trust, 7.34%, 07/01/35	332	353
Morgan Stanley Mortgage Loan Trust
4.06%, 08/25/34 (g)	888	887
5.91%,03/25/36	3,152	3,179
5.47%, 10/25/36 (g)	994	994
Novastar Home Equity Loan, 6.06%, 06/25/34 (g)	450	452
Residential Asset Securities Corp., 6.18%, 04/25/32 (g)	57	57
Residential Funding Mortgage Security I, 4.94%, 08/25/35	1,487	1,489
SACO I Inc.
5.25%, 03/25/36 (g)	2,228	2,228
5.28%, 06/25/36 (g)	2,770	2,770
Sail Net Interest Margin Notes
7.75%, 04/27/33 (e)	6	4
5.50%, 03/27/34 (e)	45	16
SLM Student Loan Trust, 5.36%, 10/25/17 (g)	4,400	4,400
Structured Asset Mortgage Investments Inc.,
5.86%,08/25/35	532	543
Thornburg Mortgage Securities Trust, 5.59%, 07/25/45 (g)	424	424
Truman Capital Mortgage Loan Trust,
5.61%, 03/25/36 (e) (g) (f)	3,575	3,575
UPFC Auto Receivables Trust, 3.27%, 09/15/10	541	535
USAA Auto Owner Trust, 4.79%, 08/15/08	532	532
Washington Mutual Inc., 5.31%, 04/25/45 (g)	447	448
Washington Mutual Mortgage Backed Securities Trust
5.07%, 12/25/35 (g)	4,189	4,147
5.44%, 10/25/36 (g)	3,733	3,737
Wells Fargo Mortgage Backed Securities Trust
4.55%, 02/25/35 (g)	4,222	4,140
5.24%,04/25/36	1,186	1,177
		125,932
Total Non-U.S. Government Agency Asset-Backed
Securities (cost $125,491)		125,932

CORPORATE BONDS AND NOTES - 24.2%
CONSUMER DISCRETIONARY - 3.9%

Advanstar Communications Inc., 10.75%, 08/15/10	175	187
AMC Entertainment Inc., 11.00%, 02/01/16	55	61
Boyd Gaming Corp., 7.75%, 12/15/12 (l)	225	232
Breed Technologies Inc., 9.25%, 04/15/08 (i) (f)	250	-
Caesars Entertainment Inc., 8.13%, 05/15/11	125	130
Carrols Corp., 9.00%, 01/15/13	140	143
CCH I Holdings LLC, 12.13%, 01/15/15	75	68
CCH I LLC, 11.00%, 10/01/15	467	479
Charter Communications Operating LLC,
8.38%, 04/30/14 (e)	450	470
Clear Channel Communications Inc., 6.25%, 03/15/11 (l)	760	739
Comcast Cable Communications Holdings Inc.
8.38%,03/15/13	975	1,111
8.88%,05/01/17	400	482
Comcast Corp.
6.50%,01/15/15	530	552
5.88%,02/15/18	50	49
CSC Holdings Inc.
8.13%, 08/15/09 (l)	150	155
7.25%,04/15/12	250	244
DaimlerChrysler NA Holding Corp.
4.05%,06/04/08	655	641
5.88%, 03/15/11 (l)	500	502
Dex Media West LLC/Dex Media Finance Co.,
9.88%,08/15/13	196	214
DirecTV Holdings LLC/DirecTV Financing Co.,
8.38%,03/15/13	130	135
EchoStar DBS Corp.
6.63%,10/01/14	575	561
7.13%,02/01/16	25	25
Ford Motor Co.
6.63%,10/01/28	100	73
7.45%, 07/16/31 (l)	950	746
4.25%, 12/15/36 (j)	300	321
General Motors Corp.
8.25%, 07/15/23 (l)	440	409
8.38%, 07/15/33 (l)	20	19
Herbst Gaming Inc., 8.13%, 06/01/12	175	179
Idearc Inc., 8.00%, 11/15/16 (e)	90	91
Interep National Radio Sales Inc., 10.00%, 07/01/08	100	86
Interface Inc.
10.38%,02/01/10	125	138
9.50%, 02/01/14 (l)	50	53
Isle of Capri Casinos Inc., 7.00%, 03/01/14	250	249
Las Vegas Sands Corp., 6.38%, 02/15/15	225	218
Levi Strauss & Co., 9.75%, 01/15/15	75	81
Liberty Media Corp., 7.88%, 07/15/09 (l)	1,700	1,773
Lodgenet Entertainment Corp., 9.50%, 06/15/13	300	323
MGM Mirage Inc., 6.75%, 09/01/12	375	369
Mohegan Tribal Gaming Authority
7.13%,08/15/14	75	76

6.88%,02/15/15	100	100
Neiman-Marcus Group Inc., 10.38%, 10/15/15 (l)	100	111
News America Inc., 5.30%, 12/15/14 (l)	1,350	1,327
Penn National Gaming Inc.
6.88%,12/01/11	50	50
6.75%,03/01/15	225	221
Pinnacle Entertainment Inc., 8.75%, 10/01/13	175	186
Rainbow National Services LLC, 10.38%, 09/01/14 (e)	125	139
RH Donnelley Corp.
6.88%,01/15/13	50	48
8.88%,01/15/16	350	368
RH Donnelley Finance Corp. I, 10.88%, 12/15/12 (e)	175	191
Sbarro Inc., 11.00%, 09/15/09	175	178
Sealy Mattress Co., 8.25%, 06/15/14 (l)	175	183
Service Corp. International, 7.63%, 10/01/18	90	95
Sinclair Broadcast Group Inc., 8.00%, 03/15/12	35	36
Station Casinos Inc.
6.50%, 02/01/14 (l)	100	89
6.88%,03/01/16	15	13
7.75%,08/15/16	60	60
Time Warner Inc., 7.63%, 04/15/31	1,175	1,313
Turning Stone Casino Resort Enterprise,
9.13%, 12/15/10 (e)	175	179
Viacom Inc., 5.75%, 04/30/11	380	380
Videotron Ltd., 6.38%, 12/15/15	125	122
		17,773
CONSUMER STAPLES - 0.4%
Allied Security Escrow Corp., 11.38%, 07/15/11	75	77
Altria Group Inc., 7.00%, 11/04/13	1,300	1,412
Dole Food Co. Inc.
7.25%,06/15/10	50	48
8.88%, 03/15/11 (l)	25	25
8.75%, 07/15/13 (l)	225	218
Spectrum Brands Inc., 7.38%, 02/01/15	83	72
		1,852
ENERGY - 4.3%
Anadarko Finance Co., 7.50%, 05/01/31	740	839
Anadarko Petroleum Corp.
5.95%,09/15/16	480	480
6.45%,09/15/36	930	939
Chaparral Energy Inc., 8.50%, 12/01/15	225	224
Chesapeake Energy Corp.
6.63%,01/15/16	275	273
6.50%, 08/15/17 (l)	275	269
ChevronTexaco Capital Co., 3.50%, 09/17/07	900	889
ConocoPhillips Holding Co., 6.95%, 04/15/29	1,680	1,908
Devon Energy Corp., 7.95%, 04/15/32	30	37
Devon Financing Corp. ULC, 6.88%, 09/30/11	140	148
Dresser-Rand Group Inc., 7.38%, 11/01/14	213	215
El Paso Corp.
7.75%, 07/15/11 (e)	1,290	1,364

7.88%,06/15/12	325	349
7.80%,08/01/31	75	82
7.75%,01/15/32	1,125	1,232
Exco Resources Inc., 7.25%, 01/15/11	250	254
Forest Oil Corp., 8.00%, 12/15/11	250	260
Gaz Capital for Gazprom, 8.63%, 04/28/34 (l)	550	710
Gaz Capital SA, 6.21%, 11/22/16 (e)	1,240	1,249
Hess Corp., 7.30%, 08/15/31 (l)	780	871
Inergy LP/Inergy Finance Corp., 6.88%, 12/15/14	150	147
Kerr-McGee Corp.
6.95%,07/01/24	250	266
7.88%,09/15/31	1,620	1,933
Kinder Morgan Energy Partners LP
6.30%,02/01/09	130	132
6.75%,03/15/11	570	593
Magnum Hunter Resources Inc., 9.60%, 03/15/12	195	205
Morgan Stanley Bank AG for OAO Gazprom,
9.63%,03/01/13	100	119
OMI Corp., 7.63%, 12/01/13	175	179
OPTI Canada Inc., 8.25%, 12/15/14 (e)	105	108
Peabody Energy Corp., 6.88%, 03/15/13	80	82
Pemex Project Funding Master Trust
5.75%,12/15/15	200	199
6.63%,06/15/35	100	102
Petrobras International Finance Co., 6.13%, 10/06/16	800	808
Pogo Producing Co., 6.88%, 10/01/17	125	119
SemGroup LP, 8.75%, 11/15/15 (e)	50	50
Stone Energy Corp., 8.25%, 12/15/11 (l)	175	172
Swift Energy Co.
7.63%,07/15/11	200	204
9.38%,05/01/12	50	53
Whiting Petroleum Corp., 7.00%, 02/01/14	150	150
Williams Cos. Inc.
7.13%,09/01/11	50	52
7.63%, 07/15/19 (l)	75	80
7.88%,09/01/21	100	107
Williams Cos. Inc., 8.75%, 03/15/32	975	1,102
XTO Energy Inc., 7.50%, 04/15/12	260	282
		19,836
FINANCIALS - 9.0%
Aiful Corp., 5.00%, 08/10/10 (e)	550	533
Airplanes Pass Through Trust, 10.88%, 03/15/12 (i) (f)	247	-
Alamosa Delaware Inc., 11.00%, 07/31/10	121	130
Bank Of America Corp., 5.42%, 03/15/17 (e)	1,300	1,281
BCP Crystal US Holdings Corp., 9.63%, 06/15/14	97	107
CCM Merger Inc., 8.00%, 08/01/13 (e)	125	122
Citigroup Inc., 4.13%, 02/22/10	1,840	1,785
Contifinancial Corp. Liquidating Trust,
0.00%, 06/15/10 (b) (f) (h)	230	-
Corp Andina de Fomento, 6.88%, 03/15/12	1,050	1,117
Countrywide Financial Corp.

5.47%, 06/18/08 (g)	380	380
5.50%, 01/05/09 (g)	300	300
Credit Suisse USA Inc., 5.50%, 08/16/11 (l)	330	334
Ford Motor Credit Co.
5.80%,01/12/09	2,500	2,455
7.38%,10/28/09	2,500	2,505
7.88%,06/15/10	1,375	1,386
General Electric Capital Corp., 4.13%, 09/01/09	1,830	1,784
General Motors Acceptance Corp.
6.13%,08/28/07	3,120	3,121
4.38%,12/10/07	240	237
5.13%,05/09/08	170	168
5.85%,01/14/09	240	239
5.63%, 05/15/09 (l)	1,300	1,290
7.25%,03/02/11	25	26
6.88%,09/15/11	1,025	1,051
6.75%, 12/01/14 (l)	465	478
8.00%, 11/01/31 (l)	75	86
Glitnir Banki hf
6.33%, 07/28/11 (e)	540	554
6.69%, 06/15/16 (e)	870	898
Goldman Sachs Group Inc., 4.50%, 06/15/10	730	714
Host Marriott LP
7.13%,11/01/13	50	51
6.38%, 03/15/15 (l)	250	247
HSBC Finance Capital Trust IX, 5.91%, 11/30/35 (l)	2,000	2,010
JPMorgan Chase & Co.
6.63%,03/15/12	1,168	1,232
5.13%,09/15/14	1,280	1,259
Kaupthing Bank hf, 7.13%, 05/19/16 (e)	300	318
Kaupthing Bank Ojy
5.74%, 04/12/11 (e) (g)	1,330	1,339
5.75%, 10/04/11 (e)	230	230
Landsbanki Islands hf, 6.10%, 08/25/11 (e)	1,350	1,373
Lehman Brothers Holdings E-Capital Trust I,
6.16%, 08/19/65 (g)	330	333
Lehman Brothers Holdings Inc.
4.00%,01/22/08	500	493
4.50%,07/26/10	400	390
MBNA Corp.
6.25%,01/17/07	275	275
4.63%,09/15/08	675	667
Morgan Stanley
4.75%,04/01/14	1,875	1,793
5.82%, 10/18/16 (g)	330	332
MUFG Capital Finance 1 Ltd., 6.35%, 07/25/16	360	365
Nebco Evans Holding Co., 12.38%, 07/15/07 (i) (f)	350	-
Omega Healthcare Investors Inc., 7.00%, 01/15/16	275	276
Resona Preferred Global Securities Cayman Ltd.,
7.19%, 07/30/15 (e)	500	522
Shinsei Finance Cayman Ltd., 6.42%, 07/20/16 (e)	680	679

TNK-BP Finance SA, 7.50%, 07/18/16 (e)	690	734
Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14 (l)	400	405
Wachovia Corp., 5.25%, 08/01/14	1,730	1,709
Wells Fargo & Co., 5.30%, 08/26/11	1,250	1,255
Wells Fargo Capital X, 5.95%, 12/15/36	200	196
		41,564
HEALTH CARE - 0.9%
Ameripath Inc., 10.50%, 04/01/13 (l)	225	243
DaVita Inc., 7.25%, 03/15/15 (l)	165	167
Genesis HealthCare Corp., 8.00%, 10/15/13	225	235
HCA Inc.
6.30%,10/01/12	29	27
6.25%,02/15/13	340	301
5.75%,03/15/14	580	481
9.13%, 11/15/14 (e)	60	64
7.19%,11/15/15	175	150
6.50%,02/15/16	178	150
9.25%, 11/15/16 (e)	460	493
9.63%, 11/15/16 (e)	290	312
IASIS Healthcare LLC / IASIS Capital Corp.,
8.75%,06/15/14	250	253
Omnicare Inc., 6.88%, 12/15/15	30	30
Psychiatric Solutions Inc.
10.63%,06/15/13	100	110
7.75%,07/15/15	150	150
Tenet Healthcare Corp.
7.38%, 02/01/13 (l)	275	253
9.88%, 07/01/14 (l)	25	25
Triad Hospitals Inc., 7.00%, 11/15/13	250	252
Valeant Pharmaceuticals International, 7.00%, 12/15/11	300	288
		3,984
INDUSTRIALS - 0.8%
Allied Waste North America
8.50%,12/01/08	100	105
9.25%,09/01/12	100	106
Argo-Tech Corp., 9.25%, 06/01/11	175	189
Associated Materials Inc., 11.32%, 03/01/14	195	132
Brand Services Inc., 12.00%, 10/15/12	100	111
Continental Airlines Inc., 6.54%, 03/15/08	19	19
Corrections Corp. of America, 6.25%, 03/15/13	100	99
DRS Technologies Inc., 7.63%, 02/01/18	50	52
Hertz Corp., 8.88%, 01/01/14 (e)	65	68
Holt Group Inc., 9.75%, 01/15/06 (i) (f)	200	-
L-3 Communications Corp., 7.63%, 06/15/12	200	207
Mueller Group Inc., 10.00%, 05/01/12	97	105
Mueller Holdings Inc., 14.75%, 04/15/14	32	29
Radnor Holdings Corp., 11.00%, 03/15/10 (i)	125	-
Safety-Kleen Services, 9.25%, 06/01/08 (i)	375	-
Tyco International Group SA
6.13%,11/01/08	1,125	1,139
6.00%,11/15/13	590	610

Waste Management Inc., 6.38%, 11/15/12	850	890
		3,861
INFORMATION TECHNOLOGY - 0.3%
Electronic Data Systems Corp., 7.13%, 10/15/09	840	875
Sungard Data Systems Inc., 9.13%, 08/15/13	75	79
Xerox Capital Trust I, 8.00%, 02/01/27	275	281
		1,235
MATERIALS - 0.8%
Borden Chemicals & Plastics, 9.50%, 05/01/05 (i) (f)	140	3
Equistar Chemicals LP/Equistar Funding Corp.,
10.63%,05/01/11	175	186
Georgia Gulf Corp., 9.50%, 10/15/14 (e)	50	49
Graphic Packaging International Corp.
8.50%, 08/15/11 (l)	85	88
9.50%, 08/15/13 (l)	190	200
Koppers Inc., 9.88%, 10/15/13	25	27
Lyondell Chemical Co., 11.13%, 07/15/12 (l)	225	242
Methanex Corp., 8.75%, 08/15/12	175	190
Millennium America Inc., 9.25%, 06/15/08	250	258
Owens Brockway Glass Container Inc., 8.25%, 05/15/13	375	388
Plastipak Holdings Inc., 8.50%, 12/15/15 (e)	150	156
RathGibson Inc., 11.25%, 02/15/14	150	159
Smurfit Capital Funding Plc, 7.50%, 11/20/25	225	215
Vale Overseas Ltd.
8.25%,01/17/34	40	47
6.88%,11/21/36	1,050	1,077
Westlake Chemical Corp., 6.63%, 01/15/16	150	145
Weyerhaeuser Co., 6.75%, 03/15/12	440	461
		3,891
TELECOMMUNICATION SERVICES - 2.1%
American Tower Corp., 7.50%, 05/01/12	125	128
Deutsche Telekom International Finance BV, 5.75%, 03/23/16	550	542
FTD Inc., 7.75%, 02/15/14	170	170
Intelsat Subsidiary Holding Co. Ltd., 9.61%, 01/15/12 (g)	75	76
Nextel Communications Inc.
6.88%,10/31/13	780	788
7.38%,08/01/15	650	667
PanAmSat Corp., 9.00%, 08/15/14	65	69
Qwest Communications International Inc.
7.50%,02/15/14	255	263
7.50%,02/15/14	80	82
Qwest Corp.
8.88%,03/15/12	125	139
6.88%,09/15/33	505	482
Rogers Cable Inc., 8.75%, 05/01/32 (l)	250	304
Royal KPN NV, 8.00%, 10/01/10	660	712
Sprint Capital Corp.
8.38%,03/15/12	1,150	1,278
6.00%,12/01/16	680	663
8.75%,03/15/32	180	217
Telecom Italia Capital SA, 5.25%, 10/01/15	1,400	1,308

Telefonos de Mexico, 8.75%, 01/31/16	1,000	96
Verizon Florida Inc., 6.13%, 01/15/13	1,620	1,654
		9,638
UTILITIES - 1.7%
AES Corp.
9.38%,09/15/10	250	271
8.88%,02/15/11	50	53
7.75%, 03/01/14 (l)	200	211
Dominion Resources Inc., 5.70%, 09/17/12	890	900
Duke Energy Corp.
4.20%,10/01/08	800	784
5.63%, 11/30/12 (l)	270	275
Dynegy Holdings Inc., 7.63%, 10/15/26	450	437
Edison Mission Energy, 7.73%, 06/15/09	25	26
Exelon Corp., 5.63%, 06/15/35 (l)	950	895
FirstEnergy Corp.
6.45%,11/15/11	510	532
7.38%,11/15/31	1,090	1,241
Mirant Americas Generation LLC, 8.30%, 05/01/11	300	308
NRG Energy Inc.
7.25%,02/01/14	100	101
7.38%,02/01/16	485	487
Pacific Gas & Electric Co., 6.05%, 03/01/34	530	535
TXU Corp.
5.55%,11/15/14	280	266
6.55%,11/15/34	460	430
TXU Electric Delivery Co., 6.38%, 01/15/15	60	62
		7,814
Total Corporate Bonds and Notes (cost $111,588)		111,448

GOVERNMENT AND AGENCY OBLIGATIONS - 57.1%
GOVERNMENT SECURITIES - 12.5%
Municipals - 0.3%
Tennessee Valley Authority, 5.98%, 04/01/36	1,250	1,387
Sovereign - 2.0%
Brazilian Government International Bond
8.00%,01/15/18	314	349
8.75%,02/04/25	1,025	1,266
Colombia Government International Bond
10.00%,01/23/12	80	94
10.75%,01/15/13	275	340
Mexico Government International Bond
10.38%,02/17/09	40	44
6.38%,01/16/13	401	422
5.88%,01/15/14	875	898
8.13%,12/30/19	550	668
Province of Quebec Canada, 4.60%, 05/26/15 (l)	1,475	1,418
Region of Lombardy Italy, 5.80%, 10/25/32	750	775
Russia Government International Bond
8.25%,03/31/10	253	264
11.00%,07/24/18	625	903

5.00%,03/31/30	1,280	1,445
		8,886
U.S. Treasury Inflation Index Securities - 1.7%
U.S. Treasury Inflation Index Note
0.88%,04/15/10	880	889
2.38%, 04/15/11 (l)	2,040	2,066
2.00%, 01/15/16 (l)	3,940	3,868
2.00%,01/15/26	940	899
		7,722
U.S. Treasury Securities - 8.5%
U.S. Treasury Bond
8.00%, 11/15/21 (l)	3,200	4,242
6.13%, 11/15/27 (l)	100	116
6.00%, 02/15/26 (l)	5,440	6,170
4.50%, 02/15/36 (l)	1,440	1,369
U.S. Treasury Note
4.38%, 12/31/07 (l)	8,200	8,150
3.63%, 01/15/10 (l)	3,350	3,247
3.50%, 02/15/10 (l)	4,395	4,240
4.50%, 02/28/11 (l)	5,590	5,549
4.63%, 10/31/11 (l)	90	90
4.25%, 11/15/14 (l)	40	39
4.50%, 11/15/15 (l)	410	404
5.13%, 05/15/16 (l)	1,330	1,370
4.63%, 11/15/16 (l)	250	248
U.S.Treasury Strip Principal, 7.04%, 11/15/20 (k) (l)	10,080	4,192
		39,426
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 44.6%
Federal Home Loan Bank - 1.0%
Federal Home Loan Bank
5.10%,09/19/08	500	499
5.40%,01/02/09	950	949
5.00%,12/21/15	630	629
4.75%, 12/16/16 (l)	250	245
5.50%,07/15/36	2,000	2,087
		4,409
Federal Home Loan Mortgage Corp. - 0.6%
Federal Home Loan Mortgage Corp.
5.55%,12/11/08	610	610
1156.50%,06/15/21	-	-
6.00%, 01/16/31, TBA (c)	2,000	2,014
		2,624
Federal National Mortgage Association - 27.3%
Federal National Mortgage Association
5.00%, 06/25/07 (k) (m)	385	377
4.25%, 09/15/07 (l)	4,200	4,171
5.00%, 09/15/08 (l)	990	990
5.40%,04/13/09	220	221
6.00%, 01/17/17, TBA (c)	590	598
5.00%, 01/21/18, TBA (c)	19,100	19,094
10.40%,04/25/19	4	4
5.00%, 01/01/20, TBA (c)	8,400	8,256
6.50%,02/01/26	10	10
7.50%,08/01/29	9	10
8.00%,08/01/29	2	2
7.50%,09/01/29	23	24
7.50%,03/01/30	8	8
8.00%,04/01/30	8	8
7.50%,05/01/30	2	2
7.50%,06/01/30	11	11
7.50%,07/01/30	5	5
8.00%,07/01/30	19	20
8.00%,08/01/30	6	6
7.50%,09/01/30	2	2
8.00%,10/01/30	96	103
7.50%,11/01/30	4	4
7.50%,12/01/30	3	3
7.50%,01/01/31	4	4
8.00%,01/01/31	23	24
8.00%,01/01/31	34	36
7.50%,02/01/31	31	33
8.00%,02/01/31	6	6
7.50%,03/01/31	9	9
6.00%,07/01/32	20	20
7.00%,07/01/32	34	35
6.00%,09/01/32	147	149
7.50%,09/01/32	21	22
5.00%, 01/01/34, TBA (c)	1,000	965
5.00%,06/01/35	449	434
5.00%,09/01/35	1,486	1,435
5.00%,11/01/35	131	126
5.78%, 11/01/35 (g)	354	366
5.00%,12/01/35	25	24
5.00%,01/01/36	473	457
5.00%,02/01/36	6,000	5,794
5.00%,03/01/36	40	39
5.00%,04/01/36	43	42
5.00%,05/01/36	15,722	15,176
5.00%,06/01/36	1,068	1,031
5.00%,10/01/36	1,150	1,110
5.00%,11/01/36	1,424	1,375
5.00%,12/01/36	18,753	18,103
4.50%, 01/01/37, TBA (c)	7,000	6,558
5.50%, 01/01/37, TBA (c)	23,400	23,122
6.50%, 01/01/37, TBA (c)	15,760	16,056

		126,480
Government National Mortgage Association - 15.7%
Government National Mortgage Association
6.00%, 01/24/32,TBA (c)	61,900	62,751
5.00%, 01/01/34,TBA (c)	2,060	2,003
5.50%, 01/01/34,TBA (c)	7,600	7,562
		72,316
Total Government and Agency Obligations (cost $263,363)		263,250

SHORT TERM INVESTMENTS - 37.9%
Repurchase Agreement - 23.4%
Repurchase Agreement with Merrill Lynch & Co. Inc.,
5.21% (Collateralized by $103,000 Federal National
Mortgage Association, 6.38%, due 06/15/09, market
value $108,408 and $1,520 Federal Home Loan Bank,
5.25%, due 02/13/08, market value $1,552) acquired
on 12/29/06, due 01/03/06 at $107,878	107,800	107,800
Securities Lending Collateral - 14.5%
Mellon GSL Delaware Business Trust Collateral Fund	66,706	66,706
Total Short Term Investments (cost $174,506)		174,506

Total Investments - 146.5% (cost $675,421)		675,353
Other Assets and Liabilities, Net - (46.5%)		-214,204
Total Net Assets - 100%		$461,149

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable as this is an Open-End Management Investment Company.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and the Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Registrant’s Code of Ethics
(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.
(3) Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Lansing and State of Michigan, on the 8th day of March, 2007.

JNL Series Trust (Registrant)

/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Mark D. Nerud	Principal Executive Officer	March 8, 2007
Mark D. Nerud

/s/ Daniel W. Koors	Principal Financial Officer	March 8, 2007
Daniel W. Koors

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.